                  Prospectus supplement dated August 30, 2007 (to prospectus dated June 28, 2007)

                                                  $1,598,240,000
                                                   (Approximate)

                                        Bear Stearns ALT-A Trust II 2007-1
                                                  Issuing Entity

                                      Wells Fargo Bank, National Association
                                   Master Servicer and Securities Administrator

                                   Structured Asset Mortgage Investments II Inc.
                                                     Depositor

                                             EMC Mortgage Corporation

                                                Sponsor and Seller

                  Bear Stearns ALT-A Trust II, Mortgage Pass-Through Certificates, Series 2007-1
_______________________________________________________________________________________________________________

You should consider carefully the risk factors beginning on page S-14 in this prospectus supplement.

_______________________________________________________________________________________________________________

The Trust

The trust will consist  primarily of a pool of adjustable  rate Alt-A type mortgage loans secured by first liens on one- to four-family residential properties.

The trust will issue these classes of certificates that are offered under this prospectus supplement:

         o    9 classes of senior  certificates  designated Class I-A-1,  Class I-A-2,  Class I-X-1,  Class II-A-1,
              Class II-A-2, Class II-X-1, Class III-A-1, Class III-A-2 and Class III-X-1 Certificates, and

         o    5 classes of  subordinate  certificates  designated  Class B-1,  Class B-2,  Class B-3, Class B-4 and
              Class B-5  Certificates,  all as more fully  described  in the tables  beginning on pages S-2 and S-3 of this prospectus supplement.

The  certificates  are  obligations  only of the trust,  as the issuing entity.  Neither the  certificates  nor the mortgage  loans are  insured  or  guaranteed  by any  person,  except as  described  herein.  Distributions  on the
certificates   will  be  payable   solely   from  the  assets   transferred   to  the  trust  for  the  benefit  of
certificateholders.

Credit Enhancement

Credit enhancement for the offered certificates will consist of additional classes of subordinated certificates.

Distributions  on the  certificates  will be on the 25th of each month,  or, if the 25th is not a business  day, on the next business day, beginning in September 2007.

Neither the Securities and Exchange  Commission nor any state  securities  commission has approved the certificates or determined if this prospectus  supplement or the prospectus is accurate or complete.  Any  representation to the contrary is a criminal offense.

The  Attorney  General of the state of New York has not passed on or  endorsed  the  merits of this  offering.  Any representation to the contrary is unlawful.

The price to  investors  will vary from time to time and will be  determined  at the time of sale.  The proceeds to the depositor from the offering are expected to be approximately  100.25% of the aggregate  principal amount of the offered  certificates,  plus  accrued  interest  thereon,  less  expenses.  See  "Method of  Distribution"  in this prospectus supplement.

The  Underwriter  will deliver to purchasers  the offered  certificates  in book-entry  form through The Depository
Trust Company,  Clearstream  Banking,  société anonyme and the Euroclear  System,  in each case, on or about August
31, 2007.

                                             Bear, Stearns & Co. Inc.
                                                    Underwriter

Important notice about information presented in this prospectus supplement and the accompanying prospectus

You should rely only on the information  contained in this document.  We have not authorized  anyone to provide you with different information.

We provide information to you about the offered  certificates in two separate documents that progressively  provide more detail:

o    the accompanying  prospectus,  which provides general information,  some of which may not apply to this series of certificates; and

o    this prospectus supplement, which describes the specific terms of your certificates.

Annex I, Schedule A and Schedule B are  incorporated  into and comprise a part of this prospectus  supplement as if fully set forth herein.

The description of your certificates in this prospectus  supplement is intended to enhance the related  description in the prospectus  and you should rely on the  information in this  prospectus  supplement as providing  additional detail not available in the prospectus.

The Depositor's  principal  offices are located at 383 Madison  Avenue,  New York, New York 10179 and its telephone number is (212) 272-2000.

NOTWITHSTANDING  ANY OTHER EXPRESS OR IMPLIED  AGREEMENT TO THE CONTRARY,  THE SPONSOR,  THE MASTER  SERVICER,  THE
SECURITIES  ADMINISTRATOR,  EMC  MORTGAGE  CORPORATION,  THE  TRUSTEE,  EACH  RECIPIENT  OF THE RELATED  PROSPECTUS
SUPPLEMENT AND, BY ITS ACCEPTANCE  THEREOF,  EACH HOLDER OF A CERTIFICATE,  AGREES AND ACKNOWLEDGES THAT EACH PARTY
HERETO  HAS  AGREED  THAT  EACH OF THEM AND  THEIR  EMPLOYEES,  REPRESENTATIVES  AND  OTHER  AGENTS  MAY  DISCLOSE,
IMMEDIATELY  UPON  COMMENCEMENT OF  DISCUSSIONS,  TO ANY AND ALL PERSONS THE TAX TREATMENT AND TAX STRUCTURE OF THE
CERTIFICATES AND THE REMICS,  THE TRANSACTIONS  DESCRIBED HEREIN AND ALL MATERIALS OF ANY KIND (INCLUDING  OPINIONS
OR OTHER TAX ANALYSES) THAT ARE PROVIDED TO ANY OF THEM RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE.

                                              European Economic Area

         In relation to each Member  State of the  European  Economic  Area which has  implemented  the  Prospectus
Directive  (referred to herein as a Relevant  Member State),  the  Underwriter has represented and agreed that with effect from and including the date on which the Prospectus  Directive is implemented in that Relevant  Member State
(referred to herein as a Relevant  Implementation  Date) it has not made and will not make an offer of notes to the public in that Relevant  Member State prior to the  publication  of a prospectus in relation to the notes which has been approved by the competent  authority in that Relevant Member State or, where appropriate,  approved in another
Relevant  Member State and notified to the  competent  authority in that Relevant  Member State,  all in accordance with the  Prospectus  Directive,  except that it may, with effect from and  including  the Relevant  Implementation
Date, make an offer of notes to the public in that Relevant Member State at any time:

(a)      to legal  entities  which are  authorized or regulated to operate in the  financial  markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)      to any legal  entity  which has two or more of (1) an  average of at least 250  employees  during the last financial  year;  (2) a total  balance  sheet of more than  €43,000,000  and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c)      in any other  circumstances  which do not require the  publication by the Issuer of a prospectus  pursuant to Article 3 of the Prospectus Directive.

         For the purposes of this  provision,  the  expression an "offer of notes to the public" in relation to any notes in any Relevant Member State means the  communication in any form and by any means of sufficient  information on the terms of the offer  and the notes to be  offered  so as to  enable  an  investor  to decide to  purchase  or subscribe  the notes,  as the same may be varied in that Member State by any measure  implementing  the  Prospectus
Directive  in that Member State and the  expression  referred to herein as  Prospectus  Directive  means  Directive
2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                                  United Kingdom

         The Underwriter has represented and agreed that:

(a)      it has  only  communicated  or  caused  to be  communicated  and  will  only  communicate  or  cause to be communicated an invitation or inducement to engage in investment  activity  (within the meaning of Section
         21 of the FSMA)  received  by it in  connection  with the issue or sale of the notes in  circumstances  in which Section 21(1) of the FSMA does not apply to the Issuing Entity; and

(b)      it has complied and will comply with all  applicable  provisions of the FSMA with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.

         Prepayment Charges on the Mortgage
                Loans............................S-27
         Special Characteristics of the
                Mortgage Loans...................S-28
         Indices on the Mortgage Loans...........S-28
         Conveyance of Subsequent Mortgage
                Loans and the Pre-Funding

         Registration of the Book-Entry

         Principal Distributions on the
                Senior Certificates..............S-59
         Principal Distributions on the
                Subordinate Certificates.........S-60
         Monthly Advances........................S-60
         Allocation of Realized Losses;

         Interest Shortfalls and Realized Losses.S-66
         Pass-Through Rates of the Certificates..S-67

         Yield Sensitivity of the Interest

         Servicing and Other Compensation
                and Payment of Expenses..........S-80
         Table of Fees...........................S-81
         Collection and Other Servicing
                Procedures; Modifications........S-81
         Evidence as to Compliance...............S-82
         Realization Upon Defaulted

AFFILIATIONS, RELATIONSHIPS AND RELATED

ANNEX I
SCHEDULE A
SCHEDULE B

TRANSACTION STRUCTURE

Mortgagors
originate loans
amount financed
loan payments
Originators
Servicers
purchase loans
loan purchase price
loan payments and monthly reports
EMC
Sponsor
Purchases loans
Forms pool
Wells Fargo Bank, National Association
Master Servicer
Oversees and monitors servicers
Securities Administrator
Aggregates collections
Calculates cash flows
Remits to investors
Custodian
Holds certain mortgage notes and related mortgage documents
Treasury Bank
Custodian
Holds certain mortgage notes and related mortgage documents
asset pool
net offering proceeds
Structured Asset Mortgage Investments II Inc.
Depositor
Creates issuing entity
net offering proceeds
certificates
Bear Stearns & Co. Inc.
Underwriter
Sells certificates to investors
Offering proceeds
asset pool
certificates
Bear Stearns ALT-A Trust II 2007-1
Issuing entity
Holds pool
Issues certificates
Citibank, N.A.
Trustee
Represents investors interests
Investors
certificates

                                         SUMMARY OF PROSPECTUS SUPPLEMENT

         The  following  summary  provides a brief  description  of material  aspects of this offering and does not contain all of the information  that you should consider in making your investment  decision.  To understand all of the  terms  of the  offered  certificates,  read  carefully  this  entire  prospectus  supplement  and  the  entire accompanying  prospectus.  A glossary is  included  at the end of this  prospectus  supplement.  Capitalized  terms used but not defined in the glossary at the end of this  prospectus  supplement  or in the  following  summary have the meanings assigned to them in the glossary at the end of the prospectus.

Issuing Entity...................    Bear Stearns ALT-A Trust II 2007-1.

Title of Series..................    Bear Stearns ALT-A Trust II, Mortgage Pass-Through Certificates, Series 2007-1.

Cut-off Date.....................    August 1, 2007.

Closing Date.....................    On or about August 31, 2007.

Depositor........................    Structured Asset Mortgage Investments II Inc.

Sponsor..........................    EMC Mortgage Corporation, an affiliate of the Depositor.

Master Servicer..................    Wells Fargo Bank, National Association.

Servicers........................    Countrywide Home Loans Servicing LP, EMC Mortgage  Corporation and various other servicers,  none of which will service  more than 10% of the  mortgage  loans in the aggregate.

Originators......................    Countrywide  Home Loans,  Inc.,  EMC  Mortgage  Corporation  and  various  other originators,  none of which will  originate  more than 10% of the mortgage loans in the aggregate.

Trustee .........................    Citibank, N.A.

Securities Administrator.........    Wells Fargo Bank, National Association.

Custodians.......................    Wells  Fargo  Bank,  National  Association  and  Treasury  Bank,  a Division  of
                                     Countrywide Bank, FSB.

Distribution Dates...............    Distributions on the offered  certificates  will be made on the 25th day of each month,  or, if such day is not a business day, on the next  succeeding  business day, beginning in September 2007.

Non-Offered Certificates.........    The  classes of  offered  certificates,  their  pass-through  rates and  initial certificate  principal  balances are set forth in the table  below.  The Issuing
                                     Entity will also issue other  certificates  designated  as the Class B-6,  Class
                                     B-7,  Class  B-8,  Class XP and  Class R  Certificates,  which  classes  are not offered pursuant to this prospectus supplement.

                                               Offered Certificates

                                         Initial Certificate     Initial Rating
       Class         Pass-Through Rate    Principal Balance       (S&P/Fitch)                 Designation
_____________________________________________________________________________________________________________________
       I-A-1           Variable Rate        $600,776,000            AAA/AAA             Sub-Group I Super Senior

       I-A-2           Variable Rate        $135,776,000            AAA/AAA            Sub-Group I Senior Support

       I-X-1            Fixed Rate            Notional              AAA/AAA            Sub-Group I Interest Only

      II-A-1           Variable Rate        $217,780,000            AAA/AAA            Sub-Group II Super Senior

      II-A-2           Variable Rate         $49,219,000            AAA/AAA           Sub-Group II Senior Support

      II-X-1            Fixed Rate            Notional              AAA/AAA            Sub-Group II Interest Only

      III-A-1          Variable Rate        $440,270,000            AAA/AAA            Sub-Group III Super Senior

      III-A-2          Variable Rate         $65,765,000            AAA/AAA           Sub-Group III Senior Support

      III-X-1           Fixed Rate            Notional              AAA/AAA           Sub-Group III Interest Only

        B-1            Variable Rate         $32,014,000            AA+/AA+               Crossed Subordinate

        B-2            Variable Rate         $16,417,000             AA/AA                Crossed Subordinate

        B-3            Variable Rate         $18,880,000             AA-/A+               Crossed Subordinate

        B-4            Variable Rate         $9,030,000               A+/A                Crossed Subordinate

        B-5            Variable Rate         $12,313,000            BBB/BBB               Crossed Subordinate

Total Offered Certificates*:               $1,598,240,000
*Approximate

                                             Non-Offered Certificates

                                         Initial Certificate     Initial Rating
       Class         Pass-Through Rate    Principal Balance       (S&P/Fitch)                 Designation
____________________________________________________________________________________________________________________
        B-6            Variable Rate         $15,597,000             BB/NA                Crossed Subordinate

        B-7            Variable Rate         $13,134,000              B/NA                Crossed Subordinate

        B-8            Variable Rate         $14,777,827             NA/NA                Crossed Subordinate

        XP                  N/A                  $0                   N/A                 Crossed Subordinate

Total                                        $43,508,827
Non-Offered
Certificates*:

*Approximate

Other Information:

The trust will also issue Class R  Certificates  (also  referred to herein as the  "residual  certificates")  which will not have a pass-through rate and which are not offered pursuant to this prospectus supplement.

The  pass-through  rates on the  certificates  are  described  in detail  on pages S-9 and S-10 in this  prospectus supplement.

Class I-X-1 Certificates:

The Class I-X-1  Certificates do not have a principal amount.  The Class I-X-1  Certificates have a notional amount equal to the  aggregate  certificate  principal  balance  of the  Class  I-A-1  Certificates  and the  Class  I-A-2
Certificates.  The Class I-X-1 Certificates have an initial notional amount of $736,552,000.

Class II-X-1 Certificates:

The Class  II-X-1  Certificates  do not have a principal  amount.  The Class  II-X-1  Certificates  have a notional amount equal to the aggregate  certificate  principal balance of the Class II-A-1 Certificates and the Class II-A-2
Certificates.  The Class II-X-1 Certificates have an initial notional amount of $266,999,000.

Class III-X-1 Certificates:

The Class III-X-1  Certificates  do not have a principal  amount.  The Class III-X-1  Certificates  have a notional amount  equal to the  aggregate  certificate  principal  balance of the Class  III-A-1  Certificates  and the Class
III-A-2 Certificates.  The Class III-X-1 Certificates have an initial notional amount of $506,035,000.

The Issuing Entity

The  depositor  will  establish a trust with  respect to the Bear  Stearns  ALT-A Trust II,  Mortgage  Pass-Through
Certificates,  Series 2007-1,  pursuant to a pooling and servicing  agreement dated as of August 1, 2007, among the depositor, the master servicer, the securities administrator, the trustee and the sponsor.

See "Description of the Certificates" in this prospectus supplement.

The certificates  represent in the aggregate the entire beneficial  ownership interest in the trust.  Distributions of interest and/or  principal on the offered  certificates  will be made only from payments  received in connection with the mortgage loans described below.

The Sponsor and the Mortgage Loan Sellers

EMC  Mortgage  Corporation,  in its  capacity  as a  mortgage  loan  seller,  or the  Sponsor  or EMC,  a  Delaware corporation  and an affiliate of the depositor and the  underwriter,  will sell a portion of the mortgage  loans to the  depositor.  The remainder of the mortgage  loans will be sold directly to the depositor by Master Funding LLC, a special  purpose  entity that was  established  by EMC  Mortgage  Corporation,  which,  in turn,  acquired  those mortgage loans from EMC Mortgage Corporation.

The Originators

Approximately  29.12%,  7.08%  and 0.45% of the  sub-group  I,  sub-group  II and  sub-group  III  mortgage  loans, respectively,  were acquired by EMC from various  sellers and were  originated  generally in accordance  with their underwriting  guidelines.  Approximately  36.13%,  74.49% and 96.42% of the sub-group I, sub-group II and sub-group
III mortgage loans,  respectively,  were originated by Countrywide Home Loans, Inc., or Countrywide.  The remainder of the mortgage loans were  originated by various  originators,  none of which have originated more than 10% of the mortgage loans in the aggregate.

The Servicers

Approximately  44.35%,  10.33% and 2.36% of the  sub-group  I,  sub-group  II and  sub-group  III  mortgage  loans, respectively,  will be serviced by EMC.  Approximately  36.13%,  74.49% and 96.42% of the sub-group I, sub-group II and  sub-group  III mortgage  loans,  respectively,  will be serviced by  Countrywide  Home Loans  Servicing LP, or
Countrywide  Servicing.  The remainder of the mortgage loans will be serviced by various  servicers,  none of which will service more than 10% of the mortgage loans in the aggregate.

The Mortgage Loans

The trust will initially contain  approximately  3,187 first lien adjustable rate mortgage loans secured by one- to four-family residential real properties and individual condominium units.

The mortgage loans have an aggregate principal balance of approximately $1,641,748,827 as of the Cut-off Date.

The  characteristics  of the mortgage  loans as described in this  prospectus  supplement and in schedule A to this prospectus  supplement  may differ  from the final pool as of the closing  date due to,  among  other  things,  the possibility  that certain  mortgage  loans may become  delinquent or default or may be removed or  substituted  and that similar or different mortgage loans may be added to the pool prior to the closing date.

All percentages,  amounts and time periods with respect to the  characteristics of the mortgage loans shown in this prospectus  supplement and in schedule A to this  prospectus  supplement are subject to a variance of plus or minus
5%.

All  percentages  with respect to the  characteristics  of the mortgage loans shown in this  prospectus  supplement include  information  pertaining to  approximately  $382,470,049  of mortgage  loans  identified and expected to be transferred  to the trust within  ninety days of the closing date.  Such  mortgage  loans are referred to herein as the subsequent mortgage loans.

Unless  otherwise  indicated  herein,  all  percentages  with  respect to the  mortgage  loans refer to the initial mortgage loans and subsequent mortgage loans, if any, included in such sub-group.

Substantially  all of the mortgage loans have initial  fixed-rate  periods that range from 60 months to 120 months.
After  the  initial  fixed  rate  period,  if any,  the  interest  rate on each  mortgage  loan  will be  adjusted, semi-annually  based on Six-Month  LIBOR or annually  based on One-Year  LIBOR or One-Year  Treasury,  to equal the related  index plus a fixed  percentage  set forth in or computed in accordance  with the related note,  subject to rounding and to certain other limitations,  including an initial cap, a subsequent  periodic cap on each adjustment date and a  maximum  lifetime  mortgage  rate,  all as more  fully  described  under  "The  Mortgage  Pool" in this prospectus  supplement.  The related index is as described under "The Mortgage  Pool—Indices on the Mortgage Loans"
in  this  prospectus  supplement.  As to  each  mortgage  loan,  the  related  servicer  will  be  responsible  for calculating and implementing interest rate adjustments.

The mortgage  loans have been divided into three  sub-loan  groups,  designated  as  sub-group I,  sub-group II and sub-group  III as more fully  described  below and in Schedule A to this  prospectus  supplement.  The Class I-A-1,
Class I-A-2 and Class I-X-1  Certificates  will be entitled  to receive  distributions  solely with  respect to the sub-group I mortgage  loans.  The Class  II-A-1,  Class  II-A-2 and Class II-X-1  Certificates  will be entitled to receive  distributions  solely with respect to the sub-group II mortgage  loans.  The Class III-A-1,  Class III-A-2 and Class III-X-1  Certificates will be entitled to receive  distributions solely with respect to the sub-group III mortgage loans.

Unless  otherwise  indicated  herein,  references to the mortgage loans include the initial  mortgage loans and the subsequent mortgage loans to be included during the pre-funding period.

Approximately  85.56%,  89.99% and 91.54% of the  sub-group I,  sub-group  II and  sub-group  III  mortgage  loans, respectively, will require payment of interest only for the initial period set forth in the related mortgage note.

Approximately  34.81%,  17.54% and 7.58% of the  sub-group  I,  sub-group  II and  sub-group  III  mortgage  loans, respectively, are assumable in accordance with the terms of the related mortgage note.

Pre-Funding

On the closing date,  the depositor will pay to the  securities  administrator  an  amount equal  to  approximately
$173,256,161 with respect to sub-group I,  approximately  $8,668,786 with respect to sub-group II and approximately
$200,545,102  with respect to sub-group III, referred to herein as the pre-funded  amounts,  out of the proceeds of the sale of the offered  certificates,  and such amounts will be used to acquire  subsequent  mortgage  loans to be included  in the  mortgage  pool as  described  herein.  The  pre-funded  amounts  will  be held by the  securities administrator  in an  account  referred  to herein as the  pre-funding  account.  From the  closing  date up to and including  November 15, 2007,  referred to herein as the pre-funding  period,  the depositor may sell and the trust will purchase,  using the funds on deposit in the pre-funding account,  subsequent mortgage loans to be included in each sub-group,  provided that such subsequent  mortgage loans satisfy the requirements  described in "The Mortgage
Pool—Conveyance  of Subsequent  Mortgage Loans, the Pre-Funding  Account and the Interest Coverage Account" in this prospectus supplement.

The  amounts on deposit in the  pre-funding  account  will be  reduced by any amount  used to  purchase  subsequent
mortgage  loans  during  the  pre-funding   period.  Any  amounts  remaining  in  the  pre-funding   account  after
November 15,  2007, will be distributed to the related certificates on the distribution date immediately  following the termination of the pre-funding period.

On the closing date,  the depositor will pay to the securities  administrator  for deposit in an account,  referred to herein as the interest coverage  account,  an amount which will be applied by the securities  administrator,  on behalf of the trust,  to cover  shortfalls in the amount of interest  generated by the  subsequent  mortgage  loans attributable to the pre-funding  feature.  Any amounts  remaining in the interest  coverage  account after November
15, 2007 will be distributed on the next distribution date to the depositor or its designee.

The Sub-Group I Mortgage Loans

The following table describes  certain  characteristics  of all of the sub-group I mortgage loans as of the cut-off date and are approximate:

Number of mortgage loans:...................1,864
Aggregate stated principal balance:..$801,035,554
Range of stated principal
        balances...............$634 to $7,787,402
Average stated principal balance:....... $429,740
Range of mortgage rates
        (per annum):............4.500% to 11.500%
Weighted average mortgage rate
        (per annum):.......................7.189%
Range of remaining terms to stated
        maturity (months):.............180 to 471
Weighted average remaining term to
        stated maturity (months):.............358
Weighted average loan-to-value ratio
        at origination:....................75.73%
Weighted average gross margin
        (per annum):.......................2.348%
Non-Zero Weighted average cap at
        first interest adjustment date
        (per annum):.......................5.072%
Non-Zero Weighted average periodic
        cap (per annum):...................1.555%
Weighted average maximum lifetime
        mortgage rate (per annum):........12.269%
Weighted average months to first
        interest adjustment date (months):.....58
Loan Index Type:
One Year LIBOR............................ 48.47%
Six Month LIBOR........................... 51.42%
One Year Treasury.......................... 0.12%

The Sub-Group II Mortgage Loans

The  following  table  describes  certain  characteristics  of all of the mortgage  loans in sub-group II as of the cut-off date and are approximate:

Number of mortgage loans:.....................548
Aggregate stated principal balance:..$290,375,065
Range of stated principal
        balances............$47,437 to $2,997,541
Average stated principal balance:....... $529,882
Range of mortgage rates
        (per annum):............5.000% to 11.375%
Weighted average mortgage rate
        (per annum):.......................7.021%
Range of remaining terms to stated
        maturity (months):.............350 to 360
Weighted average remaining term to
        stated maturity (months):.............358
Weighted average loan-to-value ratio
        at origination:....................73.42%
Weighted average gross margin
        (per annum):.......................2.288%
Non-Zero Weighted average cap at
        first interest adjustment
        date (per annum):..................5.026%
Non-Zero Weighted average periodic
        cap (per annum):...................1.874%
Weighted average maximum lifetime
        mortgage rate (per annum):........12.079%
Weighted average months to first
        interest adjustment date (months):.....82
Loan Index Type:
One Year LIBOR............................ 82.90%
Six Month LIBOR........................... 17.10%

The Sub-Group III Mortgage Loans

The following  table  describes  certain  characteristics  of all of the mortgage  loans in sub-group III as of the cut-off date and are approximate:

Number of mortgage loans:.....................775
Aggregate stated principal balance:..$550,338,208
Range of stated principal
        balances............$72,800 to $3,000,000
Average stated principal balance:....... $710,114
Range of mortgage rates
        (per annum):............5.500% to 11.500%
Weighted average mortgage rate
        (per annum):.......................6.907%
Range of remaining terms to stated
        maturity (months):.............344 to 480
Weighted average remaining term to
        stated maturity (months):.............360
Weighted average loan-to-value ratio
        at origination:....................73.17%
Weighted average gross margin
        (per annum):.......................2.259%
Non-Zero Weighted average cap at
        first interest adjustment date
        (per annum):.......................5.009%
Non-Zero Weighted average periodic
        cap (per annum):...................1.988%
Weighted average maximum lifetime
        mortgage rate (per annum):........11.921%
Weighted average months to first
        interest adjustment date (months):....119
Loan Index Type:
One Year LIBOR............................ 97.18%
Six Month LIBOR............................ 2.27%
One Year Treasury.......................... 0.55%

The Mortgage Loans (Aggregate)

The following table describes certain  characteristics  of all of the mortgage loans as of the cut-off date and are approximate:

Number of mortgage loans:...................3,187
Aggregate stated principal
        balance:...................$1,641,748,827
Range of stated principal
        balances...............$634 to $7,787,402
Average stated principal balance:....... $515,139
Range of mortgage rates
        (per annum):............4.500% to 11.500%
Weighted average mortgage
        rate (per annum):..................7.065%
Range of remaining terms to
        stated maturity (months):......180 to 480
Weighted average remaining term to
        stated maturity (months):.............359
Weighted average loan-to-value ratio
        at origination:....................74.47%
Weighted average gross margin
        (per annum):.......................2.308%
Non-Zero Weighted average cap at
        first interest adjustment date
        (per annum):.......................5.043%
Non-Zero Weighted average periodic
        cap (per annum):...................1.757%
Weighted average maximum lifetime
        mortgage rate (per annum):........12.118%
Weighted average months to first
        interest adjustment date (months):.....82
Loan Index Type:
One Year LIBOR............................ 70.89%
Six Month LIBOR........................... 28.87%
One Year Treasury.......................... 0.24%

Removal and Substitution of a Mortgage Loan

The trustee will  acknowledge the sale,  transfer and assignment to it (or the applicable  custodian on its behalf)
by the depositor  and receipt of the mortgage  loans,  subject to further  review and the  exceptions  which may be noted  pursuant  to the  procedures  described  in the  pooling  and  servicing  agreement.  If the trustee (or the applicable  custodian on its behalf)  finds that any mortgage loan appears  defective on its face,  appears to have not been  executed or received,  or appears to be unrelated to the mortgage  loans  identified in the mortgage loan schedule  (determined on the basis of the mortgagor name, original principal balance and loan number),  the trustee
(or the  applicable  custodian on its behalf) shall promptly  notify the sponsor.  The sponsor must then correct or cure any such defect  within 90 days from the date of notice from the trustee (or the  applicable  custodian on its behalf) of the defect and if the sponsor  fails to correct or cure such  defect  within such period and such defect materially  and  adversely  affects the  interests of the  certificateholders  in the related  mortgage  loan,  the sponsor will, in  accordance  with the terms of the pooling and servicing  agreement and the mortgage loan purchase agreement,  within 90 days of the date of notice,  provide the trustee with a substitute  mortgage  loan (if within two years of the closing  date) or  repurchase  the mortgage  loan;  provided  that, if such defect would cause the mortgage loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3)(a) of the Internal Revenue
Code, any such cure or substitution must occur within 90 days from the date such breach was discovered.

Description of the Certificates

General

The trust will issue the certificates in three  certificate  groups.  The Class I-A-1,  Class I-A-2 and Class I-X-1
Certificates  will represent  interests  principally in sub-group I and the Class I-A-1  Certificates and the Class
I-A-2  Certificates  are  sometimes  referred  to herein as the Class I-A  Certificates.  The Class  II-A-1,  Class
II-A-2 and Class II-X-1  Certificates  will  represent  interests  principally in sub-group II and the Class II-A-1
Certificates  and the Class II-A-2  Certificates are sometimes  referred to herein as the Class II-A  Certificates.
The Class III-A-1,  Class III-A-2 and Class III-X-1 Certificates will represent interests  principally in sub-group
III and the Class III-A-1  Certificates and the Class III-A-2  Certificates are sometimes referred to herein as the
Class III-A Certificates.

The Class I-X-1,  the Class  II-X-1 and the Class  III-X-1  Certificates  are  sometimes  referred to herein as the interest only certificates.

The Class B-1,  Class  B-2,  Class  B-3,  Class B-4 and Class B-5  Certificates  will each  represent  subordinated interests in the mortgage pool and are sometimes referred to herein as the offered subordinate certificates.

The Class I-A, Class II-A and Class III-A  Certificates and the interest only  certificates are sometimes  referred to herein as the senior  certificates.  Payments of interest and  principal  on each class of senior  certificates, as  applicable,  will be made first  from  mortgage  loans in the  related  sub-group  and  thereafter,  in limited circumstances as further described herein, from mortgage loans in the other sub-groups.

The senior  certificates and the offered  subordinate  certificates are sometimes referred to herein as the offered certificates.

The  trust  will also  issue  Class  B-6,  Class B-7 and Class  B-8  Certificates,  which are not  offered  by this prospectus  supplement,  and are sometimes  referred to herein as the  non-offered  subordinate  certificates.  The
Class B-1, Class B-2, Class B-3,  Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8  Certificates  will each represent  subordinated  interests in the mortgage loans and are referred to herein as the Class B Certificates  or the subordinated certificates.

The Class XP will  represent  the right of the holder to  prepayment  charges on the  mortgage  loans to the extent such  prepayment  charges  are not  retained by the related  servicer in  accordance  with the terms of the related servicing agreement.

The Class R Certificates (also referred to herein as the residual  certificates),  are also not offered pursuant to this  prospectus,  and will  represent  the residual  interests  in the real estate  mortgage  investment  conduits established by the trust.

The non-offered subordinate  certificates,  the Class XP Certificates and the Class R Certificates are collectively referred  to herein as the  non-offered  certificates.  The  non-offered  certificates  have an  initial  principal balance of approximately $43,508,827.

The offered certificates and the non-offered certificates are referred to herein as the certificates.

The assumed final  distribution  date for the offered  certificates is the distribution date occurring in September
2047.

Record Date

For each class of offered  certificates and for any  distribution  date, the close of business on the last business day of the month preceding the month in which such distribution date occurs.

Denominations

For each class of offered certificates, $25,000, and multiples of $1.00 in excess thereof.

Registration of Offered Certificates

The trust will issue the offered  certificates,  initially,  in book-entry  form.  Persons  acquiring  interests in these offered  certificates  will hold their  beneficial  interests  through The Depository  Trust Company,  in the
United States, or Clearstream  Banking,  société anonyme or the Euroclear  System, in Europe.  The trust will issue the residual certificates in certificated fully-registered form.

We refer you to "Description of the  Certificates—Registration  of the Book-Entry  Certificates" in this prospectus supplement.

Pass Through Rates

The  pass-through  rate for each class of offered  certificates  (other than the interest  only  certificates)  may change  from  distribution  date to  distribution  date.  The  pass-through  rate will  therefore  be adjusted on a monthly basis.  Investors  will be notified of a  pass-through  rate  adjustment  through the monthly  distribution reports.  Interest on the offered  certificates  will be  calculated  on the basis of a 360-day year  consisting of twelve 30-day months.

The pass-through rates on each class of certificates are as follows:

On or prior to the distribution  date in May 2012, the Class I-A-1  Certificates  and the Class I-A-2  Certificates
will each bear  interest  at a variable  pass-through  rate equal to the  weighted  average of the net rates of the sub-group I mortgage  loans minus  approximately  0.541% per annum.  After the  distribution  date in May 2012, the
Class I-A-1 Certificates and the Class I-A-2  Certificates will each bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the sub-group I mortgage loans.

On or prior to the  distribution  date in May 2012,  the Class  I-X-1  Certificates  will bear  interest at a fixed pass-through  rate equal to  approximately  0.541%  per annum  based on a notional  amount  equal to the  aggregate certificate  principal  balance  of the Class  I-A-1  Certificates  and the  Class  I-A-2  Certificates.  After the
distribution  date in May 2012, the Class I-X-1  Certificates  will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

On or  prior  to the  distribution  date  in June  2014,  the  Class  II-A-1  Certificates  and  the  Class  II-A-2
Certificates  will each bear  interest at a variable  pass-through  rate equal to the  weighted  average of the net rates of the sub-group II mortgage  loans minus  approximately  0.321% per annum.  After the  distribution  date in
June 2014, the Class II-A-1  Certificates and the Class II-A-2  Certificates  will each bear interest at a variable pass-through rate equal to the weighted average of the net rates of the sub-group II mortgage loans.

On or prior to the  distribution  date in June 2014,  the Class II-X-1  Certificates  will bear interest at a fixed pass-through  rate equal to  approximately  0.321%  per annum  based on a notional  amount  equal to the  aggregate certificate  principal  balance of the Class  II-A-1  Certificates  and the Class  II-A-2  Certificates.  After the
distribution  date in June 2014,  the Class II-X-1  Certificates  will not bear any  interest and the  pass-through rate will be equal to 0.00% per annum thereon.

On or  prior  to the  distribution  date in July  2017,  the  Class  III-A-1  Certificates  and the  Class  III-A-2
Certificates  will each bear  interest at a variable  pass-through  rate equal to the  weighted  average of the net rates of the sub-group III mortgage loans minus  approximately  0.698% per annum.  After the  distribution  date in
July  2017,  the Class  III-A-1  Certificates  and the Class  III-A-2  Certificates  will each bear  interest  at a variable pass-through rate equal to the weighted average of the net rates of the sub-group III mortgage loans.

On or prior to the  distribution  date in July 2017, the Class III-X-1  Certificates  will bear interest at a fixed pass-through  rate equal to  approximately  0.698%  per annum  based on a notional  amount  equal to the  aggregate certificate  principal  balance of the Class III-A-1  Certificates  and the Class III-A-2  Certificates.  After the
distribution  date in July 2017,  the Class III-X-1  Certificates  will not bear any interest and the  pass-through rate will be equal to 0.00% per annum thereon.

The Class B-1, Class B-2, Class B-3,  Class B-4,  Class B-5, Class B-6, Class B-7 and Class B-8  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted  average of the weighted  average net rate of the mortgage  loans in each  sub-group  weighted in  proportion  to the excess of the  aggregate  stated  principal balance of each  sub-group over the aggregate  certificate  principal  balance of the related  senior  certificates
(other than the interest only certificates).

The  residual  certificates  and the  Class  XP  Certificates  do not  have a  pass-through  rate and will not bear interest.

Distributions on the Certificates

General.  The issuing  entity will make  distributions  with respect to each class of  certificates  primarily from certain collections and other recoveries on the mortgage loans.

Interest Payments

On each  distribution  date  holders  of the  offered  certificates  and the  Class  B-6,  Class  B-7 and Class B-8
Certificates will be entitled to receive:

   o   the  interest  that has  accrued on the  certificate  principal  balance or  notional  amount of the related certificates at the applicable pass-through rate during the related interest accrual period, and

   o   any interest due on a prior distribution date that was not paid, less

   o   interest shortfalls allocated to the related certificates.

The interest  accrual period for the  certificates  will be the calendar month  immediately  preceding the calendar month in which a distribution date occurs.

Interest on the  certificates  will be  calculated  on the basis of a 360-day year that  consists of twelve  30-day months.

The Class I-X-1  Certificates  have a notional amount equal to the aggregate  certificate  principal balance of the
Class I-A-1  Certificates and the Class I-A-2  Certificates.  The Class I-X-1 Certificates have an initial notional amount of $736,552,000.

The Class II-X-1  Certificates have a notional amount equal to the aggregate  certificate  principal balance of the
Class  II-A-1  Certificates  and the Class  II-A-2  Certificates.  The Class  II-X-1  Certificates  have an initial notional amount of $266,999,000.

The Class III-X-1 Certificates have a notional amount equal to the aggregate  certificate  principal balance of the
Class III-A-1  Certificates  and the Class III-A-2  Certificates.  The Class III-X-1  Certificates  have an initial notional amount of $506,035,000.

Payments on Certificates

On each  distribution  date,  holders of the certificates  will receive a distribution of interest and principal on their  certificates  (other than the interest  only  certificates  in the case of principal  distributions)  to the extent of available funds and subject to the priorities for payment set forth in this prospectus supplement.

Distributions to the holders of the certificates will be made as follows:

First,  distributions  of interest to the senior  certificates  and payment of interest  shortfalls  from  previous distribution dates will be made from interest collections derived from mortgage loans in the related sub-group.

Second,  any  remaining  available  funds  for that  sub-group  will  then be  distributed  to the  related  senior certificates  in payment of principal  (other than the interest  only  certificates)  up to the amount of principal distributions to which the related senior certificates are entitled on that distribution date.

Except to the extent set forth under  "Distributions  on the  Certificates"  in this prospectus  supplement,  after payment in full of  principal  to the senior  certificates  (other  than the  interest  only  certificates)  in any certificate group, payments of principal,  as applicable,  and interest will be made from remaining available funds for the related  sub-group to the  subordinate  certificates,  sequentially,  in the order of their numerical class designations to the extent described herein.

Monthly principal  distributions on the Class I-A Certificates  will generally only include  principal  payments on the sub-group I mortgage loans.  Monthly  principal  distributions  on the Class II-A  Certificates  will generally only include principal  payments on the sub-group II mortgage loans.  Monthly principal  distributions on the Class
III-A Certificates will generally only include principal payments on the sub-group III mortgage loans.

You should  review the  priority of payments  for the offered  certificates  described  under  "Description  of the
Certificates—Distributions  on the  Certificates"  in this  prospectus  supplement.  See also  "Description  of the
Certificates—Principal  Distributions on the Senior Certificates" and "—Principal  Distributions on the Subordinate
Certificates" in this prospectus supplement.

Credit Enhancement

Credit  enhancement  provides  limited  protection  to holders of  specified  certificates  against  shortfalls  in payments received on the mortgage loans.

Subordination;  Allocation  of Losses.  The  credit  enhancement  provided  for the  benefit of the  holders of the offered certificates consists of subordination.  By issuing senior certificates and subordinate  certificates,  the trust has increased the likelihood that the holders of the senior  certificates  and the  subordinate  certificates having a higher payment priority will receive regular payments of interest and principal.

The senior  certificates  will have a payment  priority  over the  subordinate  certificates.  Among the classes of subordinate  certificates,  each class of Class B Certificates  with a lower numerical class  designation will have payment priority over each class of Class B Certificates with a higher numerical class designation.

Loss  protection for the  certificates  is  accomplished by allocating any realized losses on the mortgage loans to the subordinate  certificates,  beginning with the subordinate certificates with the lowest payment priority, until the  certificate  principal  balance of that class of  subordinate  certificates  has been reduced to zero and then allocating  any  remaining  realized  loss to the next most junior  class of  subordinate  certificates,  until the certificate  principal  balance  of each  class of  subordinate  certificates  has  been  reduced  to  zero.  If no subordinate  certificates remain  outstanding,  the principal portion of realized losses on the mortgage loans will be  allocated  (i) in the case of  realized  losses on the  sub-group  I mortgage  loans,  first to the Class I-A-2
Certificates  until the certificate  principal balance thereof has been reduced to zero and then to the Class I-A-1
Certificates  until the  certificate  principal  balance  thereof  has been  reduced  to zero,  (ii) in the case of realized losses on the sub-group II mortgage loans,  first to the Class II-A-2  Certificates  until the certificate principal  balance  thereof  has  been  reduced  to zero  and  then to the  Class  II-A-1  Certificates  until  the certificate  principal  balance  thereof has been reduced to zero, and (iii) in the case of realized  losses on the sub-group III mortgage  loans,  first to the Class III-A-2  Certificates  until the certificate  principal  balance thereof  has been  reduced  to zero and then to the Class  III-A-1  Certificates  until the  certificate  principal balance thereof has been reduced to zero.

Subordination  provides the holders of the senior  certificates  and the subordinate  certificates  having a higher payment  priority  with  protection  against  losses  realized  when the remaining  unpaid  principal  balance on a mortgage loan exceeds the amount of proceeds recovered upon the liquidation of that mortgage loan.

As of the closing  date,  the aggregate  certificate  principal  balance of the Class B-6,  Class B-7 and Class B-8
Certificates will equal  approximately 2.65% of the aggregate  certificate  principal balance of all classes of the certificates (other than the interest only certificates).

In  addition,  to  extend  the  period  during  which  the  subordinate  certificates  remain  available  as credit enhancement  to the senior  certificates,  the entire  amount of any  prepayments  and  certain  other  unscheduled recoveries  of  principal  with  respect to the mortgage  loans in the related  sub-group  will be allocated to the senior  certificates  (other than the interest only  certificates) in the related  certificate  group to the extent described in this prospectus  supplement on each  distribution  date during the first seven years after the closing date (with such  allocation to be subject to further  reduction over an additional  four year period  thereafter as described in this prospectus  supplement),  unless certain  subordination  levels are achieved and certain loss and delinquency tests are satisfied.  This structure will accelerate the amortization of the senior certificates.

See "Description of the Certificates—Allocation of Losses; Subordination" in this prospectus supplement.

Advances

Each servicer will make cash advances with respect to delinquent  payments of scheduled  interest and principal due
(if any) on the mortgage loans (not  including any balloon  payments  required to be made under a balloon  mortgage loan (if any)) for which it acts as servicer,  in general,  to the extent that such  servicer  reasonably  believes that such cash  advances  can be repaid  from  future  payments  on the  related  mortgage  loans.  If the  related servicer fails to make any required  advances,  the master servicer may be obligated to do so, as described in this prospectus  supplement.  These cash  advances are only  intended to maintain a regular  flow of scheduled  interest and  principal  payments on the  certificates  and are not  intended to guarantee or insure  against  losses.  If a servicer fails to make any such advance,  the master servicer as successor  servicer will be obligated to do so, as described in this prospectus supplement.

Servicing and Master Servicing Fees

The  master  servicer  will be  entitled  to receive as  compensation  for its  activities  under the  pooling  and servicing  agreement,  the investment  income received on amounts in the distribution  account for a certain period of days as further  described in this  prospectus  supplement.  Each of the servicers will be entitled to receive a servicing fee, as compensation for its activities  under the related  Servicing  Agreement,  equal to 1/12th of the applicable  servicing fee rate multiplied by the stated  principal  balance of each mortgage loan serviced by it as of the due date in the month preceding the month in which such  distribution  date occurs.  The servicing fee rates will be 0.200% through 0.375% per annum.

Optional Termination

At its option,  the sponsor or its designee may purchase from the trust all the mortgage  loans,  together with any properties  in  respect  thereof  acquired  on  behalf of the  trust,  and  thereby  effect  termination  and early retirement of the certificates  after the stated principal  balance of the mortgage loans (and properties  acquired in  respect  thereof),  remaining  in the trust  has been  reduced  to less  than 10% of the sum of (A) the  stated
principal  balance of the  mortgage  loans as of the  cut-off  date and (B)  amounts on deposit in the  pre-funding account as of the closing date.

See "Pooling and Servicing Agreement—Termination" in this prospectus supplement.

Federal Income Tax Consequences

One or more  elections  will be made to treat the  mortgage  loans and certain  related  assets as one or more real estate mortgage investment conduits for federal income tax purposes.

See "Federal Income Tax Consequences" in this prospectus supplement.

Ratings

It is a condition to the issuance of the certificates that the offered  certificates  receive the following ratings from Standard & Poor's  Ratings  Services,  a division of The  McGraw-Hill  Companies,  Inc.,  which is referred to herein as S&P and Fitch Ratings, which is referred to herein as Fitch.

    Offered
  Certificates             S&P               Fitch
____________________________________________________________
Class I-A-1                AAA                AAA
Class I-A-2                AAA                AAA
Class I-X-1                AAA                AAA
Class II-A-1               AAA                AAA
Class II-A-2               AAA                AAA
Class II-X-1               AAA                AAA
Class III-A-1              AAA                AAA
Class III-A-2              AAA                AAA
Class III-X-1              AAA                AAA
Class B-1                  AA+                AA+
Class B-2                   AA                AA
Class B-3                  AA-                A+
Class B-4                   A+                 A
Class B-5                  BBB                BBB

A rating is not a  recommendation  to buy, sell or hold  securities and either rating agency can revise or withdraw such  ratings  at any  time.  In  general,  ratings  address  credit  risk and do not  address  the  likelihood  of prepayments.

See "Yield on the  Certificates"  and "Ratings" in this  prospectus  supplement and "Yield  Considerations"  in the prospectus.

Legal Investment

The offered  certificates  (other  than the Class B-4  Certificates  and Class B-5  Certificates)  will  constitute
"mortgage  related  securities"  for purposes of SMMEA,  so long as they are rated in one of the two highest rating categories by a nationally  recognized  statistical rating  organization.  The Class B-4 Certificates and Class B-5
Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

See "Legal Investment" in this prospectus supplement and "Legal Investment Matters" in the prospectus.

ERISA Considerations

The offered  certificates  may be purchased by persons  investing  assets of employee  benefit  plans or individual retirement  accounts,  subject to important  considerations.  Plans should consult with their legal advisors before investing in the offered certificates.

See "ERISA Considerations" in this prospectus supplement.

                                                   RISK FACTORS

         You are  encouraged to carefully  consider the following  risk factors in connection  with the purchase of the offered certificates:

The Offered  Certificates  Will Have  Limited  Liquidity,  So You May Be Unable to Sell Your  Securities  or May Be
Forced to Sell Them at a Discount from Their Fair Market Value.

         The underwriter  intends to make a secondary market in the offered  certificates,  however the underwriter will not be  obligated to do so. There can be no  assurance  that a secondary  market for the offered  certificates will develop or, if it does develop,  that it will provide  holders of the offered  certificates  with liquidity of investment  or that it will  continue  for the life of the offered  certificates.  As a result,  any resale  prices that may be  available  for any offered  certificate  in any market that may develop may be at a discount  from the initial  offering  price or the fair  market  value  thereof.  The offered  certificates  will not be listed on any securities exchange.

Credit  Enhancement  Is Limited;  the Failure of Credit  Enhancement  to Cover  Losses on the Trust Fund Assets May
Result in Losses Allocated to the Offered Certificates.

         The  subordination  of each class of subordinate  certificates to the senior  certificates and the classes of  subordinate  certificates  with a higher  payment  priority,  as described in this  prospectus  supplement,  is intended to enhance the likelihood  that holders of the senior  certificates,  and to a more limited  extent,  that holders of the subordinate  certificates with a higher payment priority,  will receive regular payments of interest and principal and to provide the holders of the senior  certificates,  and to a more limited extent, the holders of subordinate  certificates  with a higher  payment  priority,  with  protection  against  losses  realized  when the remaining  unpaid  principal  balance on a mortgage  loan in the related  sub-group  exceeds the amount of proceeds recovered  upon the  liquidation  of that  mortgage  loan. In general,  this loss  protection  is  accomplished  by allocating the principal  portion of any realized losses,  among the  certificates,  beginning with the subordinate certificates  with the lowest payment priority,  until the certificate  principal balance of that subordinate class has been  reduced to zero.  The  principal  portion of realized  losses are then  allocated to the next most junior class  of  subordinate  certificates,  until  the  certificate  principal  balance  of each  class  of  subordinate certificates  is reduced to zero. If no  subordinate  certificates  remain  outstanding,  the principal  portion of realized losses will be allocated (i) in the case of realized  losses on the sub-group I mortgage  loans,  first to the Class I-A-2 Certificates  until the certificate  principal balance thereof has been reduced to zero and then to the Class I-A-1  Certificates  until the  certificate  principal  balance thereof has been reduced to zero, (ii) in the case of realized losses on the sub-group II mortgage loans,  first to the Class II-A-2  Certificates  until the certificate  principal  balance  thereof has been reduced to zero and then to the Class II-A-1  Certificates  until the  certificate  principal  balance  thereof has been reduced to zero, and (iii) in the case of realized losses on the sub-group III mortgage loans, first to the Class III-A-2  Certificates until the certificate  principal balance thereof  has been  reduced  to zero and then to the Class  III-A-1  Certificates  until the  certificate  principal balance  thereof has been reduced to zero.  Accordingly,  if the  aggregate  certificate  principal  balance of the classes of subordinate  certificates  with a lower payment priority were to be reduced to zero,  delinquencies  and defaults on the  mortgage  loans  would  reduce the amount of funds  available  for  monthly  distributions  to the holders  of the  classes  of the  subordinate  certificates  with  a  higher  payment  priority.  If the  aggregate
certificate  principal  balance  of  the  classes  of  subordinate   certificates  were  to  be  reduced  to  zero,
delinquencies  and  defaults  on the  mortgage  loans in the  related  sub-group  would  reduce the amount of funds available for monthly distributions to the holders of the related senior certificates.

         The  ratings of the offered  certificates  by the rating  agencies  may be lowered  following  the initial issuance  thereof as a result of losses on the  mortgage  loans in the  related  sub-group  in excess of the levels contemplated  by the rating  agencies at the time of their initial  rating  analysis.  None of the  depositor,  the master servicer,  any servicer,  the securities  administrator,  the trustee nor any of their respective affiliates will have any obligation to replace or supplement any credit  enhancement,  or to take any other action to maintain the ratings of the offered  certificates.  See  "Description  of Credit  Enhancement—Reduction  or  Substitution of
Credit Enhancement" in the prospectus.

The Rate and Timing of Principal Distributions on the Offered Certificates Will Be Affected by Prepayment Speeds.

         The rate and timing of distributions  allocable to principal on the offered  certificates  will depend, in general,  on the rate and timing of principal  payments  (including  prepayments  and  collections  upon  defaults, liquidations  and  repurchases)  on the mortgage loans in the related  sub-group and the allocation  thereof to pay principal  on  these  certificates  as  provided  in this  prospectus  supplement.  As is the  case  with  mortgage pass-through  certificates  generally,  the offered  certificates  are subject to  substantial  inherent  cash-flow uncertainties  because the mortgage loans may be prepaid at any time.  However,  approximately  46.79%,  26.67% and
48.21% of the sub-group I,  sub-group II and  sub-group III mortgage  loans,  respectively,  currently  provide for payment by the mortgagor of a prepayment charge in connection with some  prepayments,  which may act as a deterrent
to  prepayment  of  the  mortgage  loan  during  the  applicable  period.   For  a  detailed   description  of  the
characteristics  of the  prepayment  charges on the mortgage  loans,  and the standards  under which the prepayment charges may be waived by the  applicable  servicer,  see "The  Mortgage  Pool - Prepayment  Charges on the Mortgage
Loans" in this prospectus  supplement.  There can be no assurance that the prepayment  charges will have any effect on the prepayment performance of the mortgage loans.

         Generally,  when  prevailing  interest rates are  increasing,  prepayment  rates on mortgage loans tend to decrease.  A decrease in the  prepayment  rates on the  mortgage  loans will result in a reduced  rate of return of principal to investors in the offered  certificates at a time when  reinvestment at higher  prevailing  rates would be desirable.

         Conversely,  when  prevailing  interest  rates are declining,  prepayment  rates on mortgage loans tend to increase.  An increase in the  prepayment  rates on the  mortgage  loans will result in a greater rate of return of principal to investors in the offered  certificates,  at time when  reinvestment  at  comparable  yields may not be possible.

         On each  distribution  date during the first seven years after the closing date,  the entire amount of any prepayments  and certain  other  unscheduled  recoveries  of principal  with  respect to the mortgage  loans in any sub-group will be allocated to the related senior certificates  (other than the interest only  certificates),  with such  allocation to be subject to further  reduction over an additional four year period  thereafter,  as described in this  prospectus  supplement,  unless the amount of  subordination  provided to the senior  certificates  by the subordinate  certificates  is twice the amount as of the cut-off date, and certain loss and  delinquency  tests are satisfied.  This will  accelerate the  amortization  of the senior  certificates  in each  certificate  group, as a whole while,  in the absence of losses in respect of the mortgage  loans in the related  sub-group,  increasing the percentage interest in the principal balance of the mortgage loans the subordinate certificates evidence.

         For further  information  regarding the effect of principal  prepayments on the weighted  average lives of the offered  certificates,  see "Yield on the  Certificates"  in this prospectus  supplement,  including the tables entitled  "Percent of Initial  Principal  Amount  Outstanding at the Following CPR  Percentage" in this  prospectus supplement.

The Yield to Maturity on the Offered Certificates Will Depend on a Variety of Factors.

         The yield to maturity on the offered certificates will depend, in general, on:

                  o   the applicable purchase price; and

                  o   the rate and  timing of  principal  payments  (including  prepayments  and  collections  upon defaults,  liquidations  and  repurchases)  on the related  mortgage loans and the allocation thereof to reduce the certificate principal balance of the offered  certificates,  as well as other factors.

         The yield to investors on the offered  certificates will be adversely  affected by any allocation  thereto of interest shortfalls on the mortgage loans.

         In general,  if the offered  certificates are purchased at a premium and principal  distributions occur at a rate faster than  anticipated  at the time of purchase,  the  investor's  actual yield to maturity  will be lower than that assumed at the time of purchase.  Conversely,  if the offered  certificates  are  purchased at a discount and principal  distributions  occur at a rate slower than that anticipated at the time of purchase,  the investor's actual yield to maturity will be lower than that originally assumed.

         The  proceeds  to the  depositor  from the sale of the offered  certificates  were  determined  based on a number of  assumptions,  including a 25%  constant  rate of  prepayment  each month,  or CPR,  relative to the then outstanding  principal  balance of the mortgage  loans.  No  representation  is made that the  mortgage  loans will prepay at this rate or at any other  rate,  or that the  mortgage  loans will  prepay at the same  rate.  The yield assumptions  for the  offered  certificates  will  vary as  determined  at the  time of  sale.  See  "Yield  on the
Certificates" in this prospectus supplement.

         The  sponsor  may,  from  time to time,  implement  programs  designed  to  encourage  refinancing.  These programs may include, without limitation,  modifications of existing loans, general or targeted solicitations,  the offering of pre-approved  applications,  reduced origination fees or closing costs, or other financial  incentives.
Targeted  solicitations may be based on a variety of factors,  including the credit of the borrower or the location of the  mortgaged  property.  In addition,  the sponsor may  encourage  assumptions  of mortgage  loans,  including defaulted mortgage loans, under which  creditworthy  borrowers assume the outstanding  indebtedness of the mortgage loans which may be removed  from the related  mortgage  pool.  As a result of these  programs,  with respect to the mortgage pool  underlying any trust,  the rate of principal  prepayments of the mortgage loans in the mortgage pool may be higher than would  otherwise be the case,  and in some cases,  the average  credit or collateral  quality of the mortgage loans remaining in the mortgage pool may decline.

         As described in this prospectus  supplement,  the sponsor has the option to repurchase mortgage loans that are 90 days or more  delinquent.  The sponsor may  exercise  such option on its own behalf or may assign this right to a third  party,  including a holder of a class of  certificates,  that may benefit from the  repurchase  of such loans.  These  repurchases  will have the same effect on the holders of the  certificates  as a  prepayment  of the mortgage  loans.  You should  also note that the  removal of any such  delinquent  mortgage  loan from the  issuing entity may affect the loss and delinquency  tests that determine the  distributions to the  certificates.  However, for purposes of the delinquency  tests described in this prospectus  supplement,  any mortgage loans so repurchased will be incorporated  into the delinquency  triggers as described in this prospectus  supplement.  A third party is not  required to take your  interests  into  account  when  deciding  whether or not to direct the exercise of this option and may direct the exercise of this option when the sponsor  would not  otherwise  exercise it. As a result, the performance of this  transaction  may differ from  transactions in which this option was not granted to a third party.

A Transfer of Servicing May Result in an Increased Risk of Delinquency and Loss on the Mortgage Loans.

         The primary  servicing for  substantially all of the mortgage loans was transferred to EMC within the last three  months.  Any  servicing  transfer  involves  notifying  mortgagors  to  remit  payments  to a new  servicer, transferring  physical  possession  of loan files and records to the new servicer and entering  loan and  mortgagor data on the  management  information  systems of the new  servicer.  Accordingly,  such  transfers  could result in misdirected notices,  misapplied payments,  data input problems and other problems.  In addition,  investors should note that when the  servicing of mortgage  loans is  transferred,  there is generally an increase in  delinquencies associated  with such transfer.  Such increase in  delinquencies  may result in losses,  which,  to the extent they are not  absorbed  by credit  enhancement,  will cause  losses or  shortfalls  to be incurred by the holders of the offered  certificates.  In  addition,  any  higher  default  rate  resulting  from such  transfer  may result in an acceleration of prepayments on those mortgage loans.

A Transfer of Master  Servicing in an Event of a Master  Servicer  Default May Increase the Risk of Delinquency and
Loss on the Mortgage Loans.

         If the master servicer defaults in its obligations under the pooling and servicing  agreement,  the master servicing of the mortgage loans may be transferred to the trustee,  in its capacity as successor  master  servicer, or an alternate  master  servicer.  In the event of such a transfer of master  servicing  there may be an increased risk of errors in transmitting information and funds to the successor master servicer.

The  Underwriting  Standards of Some of the Mortgage Loans Do Not Conform to the Standards of Fannie Mae or Freddie
Mac, And May Present a Greater Risk of Loss with Respect to those Mortgage Loans.

         Some of the  mortgage  loans  were  underwritten  in  accordance  with  underwriting  standards  which are primarily  intended to provide for single family  "non-conforming"  mortgage  loans.  A  "non-conforming"  mortgage loan means a mortgage  loan that is  ineligible  for  purchase  by Fannie Mae or Freddie  Mac due to either  credit characteristics  of the related  mortgagor or  documentation  standards in connection with the  underwriting of the related  mortgage  loan that do not meet the Fannie  Mae or  Freddie  Mac  underwriting  guidelines  for "A" credit mortgagors.  These credit  characteristics  include mortgagors whose  creditworthiness and repayment ability do not satisfy  such Fannie Mae or Freddie Mac  underwriting  guidelines  and  mortgagors  who may have a record of credit write-offs,  outstanding  judgments,  prior bankruptcies and other credit items that do not satisfy such Fannie Mae or Freddie Mac underwriting  guidelines.  These documentation  standards may include mortgagors who provide limited or no  documentation  in connection  with the  underwriting  of the related  mortgage loan.  Accordingly,  mortgage loans  underwritten  under the related  originator's  non-conforming  credit  underwriting  standards are likely to experience  rates of  delinquency,  foreclosure and loss that are higher,  and may be  substantially  higher,  than mortgage  loans  originated  in  accordance  with the  Fannie  Mae or  Freddie  Mac  underwriting  guidelines.  Any resulting  losses,  to the  extent not  covered by credit  enhancement,  may  affect the yield to  maturity  of the related offered certificates.

Book-Entry Securities May Delay Receipt of Payment and Reports.

         If the trust fund issues  certificates in book-entry  form,  certificateholders  may experience  delays in receipt of payments  and/or reports since payments and reports will initially be made to the book-entry  depository or its  nominee.  In  addition,  the  issuance of  certificates  in  book-entry  form may reduce the  liquidity  of certificates  so issued in the  secondary  trading  market  since  some  investors  may be  unwilling  to  purchase certificates for which they cannot receive physical certificates.

The Subordinate Certificates Have a Greater Risk of Loss than the Senior Certificates.

         When certain  classes of certificates  provide credit  enhancement for other classes of certificates it is sometimes referred to as "subordination."  For purposes of this prospectus  supplement,  subordination with respect to the offered certificates or "subordinated classes" means:

               o      with  respect to the Class I-A-1  Certificates:  the Class  I-A-2,  the Class B-1,  the Class
                      B-2,  the Class B-3, the Class B-4, the Class B-5, the Class B-6, the Class B-7 and the Class
                      B-8 Certificates;

               o      with respect to the Class II-A-1  Certificates:  the Class  II-A-2,  the Class B-1, the Class
                      B-2,  the Class B-3, the Class B-4, the Class B-5, the Class B-6, the Class B-7 and the Class
                      B-8 Certificates;

               o      with respect to the Class III-A-1  Certificates:  the Class III-A-2, the Class B-1, the Class
                      B-2,  the Class B-3,  the Class  B-4,  the Class  B-5,  the Class B-6,  the Class B-7 and the
                      Class B-8 Certificates;

               o      with  respect  to  each  of  the  Class  I-A-2,  the  Class  II-A-2  and  the  Class  III-A-2
                      Certificates:  the Class B-1, the Class B-2, the Class B-3, the Class B-4, the Class B-5, the
                      Class B-6, the Class B-7 and the Class B-8 Certificates;

               o      with  respect to the Class B-1  Certificates:  the Class B-2,  the Class B-3,  the Class B-4,
                      the Class B-5, the Class B-6, the Class B-7 and the Class B-8 Certificates;

               o      with  respect to the Class B-2  Certificates:  the Class B-3,  the Class B-4,  the Class B-5,
                      the Class B-6, the Class B-7 and the Class B-8 Certificates;

               o      with  respect to the Class B-3  Certificates:  the Class B-4,  the Class B-5,  the Class B-6,
                      the Class B-7 and the Class B-8 Certificates;

               o      with respect to the Class B-4 Certificates:  the Class B-5  Certificates,  the Class B-6, the
                      Class B-7 and the Class B-8 Certificates;

               o      with  respect to the Class B-5  Certificates:  the Class B-6, the Class B-7 and the Class B-8
                      Certificates;

               o      with  respect to the Class B-6  Certificates:  the Class B-7 and the Class B-8  Certificates;
                      and

               o      with respect to the Class B-7 Certificates: the Class B-8 Certificates.

         Credit  enhancement for the senior  certificates  will be provided,  first, by the right of the holders of the senior  certificates to receive certain  payments of interest and principal prior to the  subordinated  classes and, then by the  allocation  of realized  losses to the  outstanding  subordinated  class with the lowest  payment priority.  Accordingly,  if the aggregate  certificate principal balance of a subordinated class were to be reduced to zero,  delinquencies  and defaults on the mortgage loans would reduce the amount of funds  available for monthly distributions to holders of the remaining  outstanding  subordinated class with the lowest payment priority and, if the  aggregate  certificate  principal  balance  of all the  subordinate  certificates  were to be reduced to zero, delinquencies  and  defaults  on the  mortgage  loans  would  reduce  the  amount of funds  available  for  monthly distributions  to  holders of the  related  senior  certificates.  Investors  should  fully  consider  the risks of investing in a  subordinate  certificate,  including  the risk that  investors  may not fully recover their initial investment as a result of realized losses.  See "Description of the Certificates" in this prospectus supplement.

         The weighted  average lives of, and the yields to maturity on the Class B-1,  Class B-2,  Class B-3, Class
B-4, Class B-5, Class B-6, Class B-7 and Class B-8  Certificates  will be  progressively  more  sensitive,  in that order,  to the rate and timing of mortgagor  defaults and the severity of ensuing losses on the mortgage  loans. If the actual rate and  severity of losses on the mortgage  loans is higher than those  assumed by an investor in such certificates,  the actual yield to maturity of such  certificates  may be lower than the yield  anticipated by such holder  based on such  assumption.  The  timing of losses on the  mortgage  loans  will also  affect an  investor's actual  yield to  maturity,  even if the rate of defaults  and  severity  of losses over the life of such  mortgage loans are  consistent  with an  investor's  expectations.  In general,  the earlier a loss occurs,  the greater the effect on an investor's  yield to maturity.  Realized losses  allocated to a class of  certificates  will result in less  interest  accruing  on such class of  subordinate  certificates  than  would  otherwise  be the case.  Once a realized loss is allocated to a subordinate  certificate,  no interest will be  distributable  with respect to such written down amount.

         In  addition,  the multiple  class  structure of the  subordinated  certificates  causes the yield of such classes  to be  particularly  sensitive  to changes  in the rates of  prepayment  of the  mortgage  loans.  Because distributions of principal will be made to the holders of such  certificates  according to the priorities set forth under  "—Distributions  on the Certificates" in this prospectus  supplement,  the yield to maturity on such classes of  certificates  will be sensitive to the rates of prepayment on the mortgage  loans  experienced  both before and after the  commencement  of  principal  distributions  on such  classes.  The yield to maturity on such  classes of certificates  will also be  extremely  sensitive  to losses due to  defaults on the  mortgage  loans and the timing thereof,  to the extent such losses are not covered by a class of  subordinated  certificates  with a lower payment priority.  Furthermore,  the timing of receipt of principal and interest by the  subordinated  certificates  may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.

The Securities Are Not Suitable Investments for All Investors.

         The  certificates are complex  investments that are not appropriate for all investors.  The interaction of the factors  described  above is difficult to analyze and may change from time to time while the  certificates  are outstanding.  It is  impossible  to  predict  with any  certainty  the  amount or timing  of  distributions  on the certificates  or the  likely  return on an  investment  in any such  securities.  As a result,  only  sophisticated investors  with the  resources to analyze the  potential  risks and rewards of an  investment  in the  certificates should consider such an investment.

Reimbursement of Advances to the Servicer Could Delay Distributions on the Certificates.

         In accordance  with the terms of the related  servicing  agreement,  the  servicers  will make advances to cover  delinquent  payments of principal  and interest to the extent it  reasonably  believes that the advances are recoverable  from future  payments or recoveries on the mortgage  loans.  The servicers may make such advances from
Amounts Held for Future  Distribution.  In addition,  the servicers  may withdraw from the protected  account funds that were not included in available  funds for the  preceding  distribution  date to reimburse  itself for advances previously  made.  Any such  amount  withdrawn  by a servicer in  reimbursement  of  advances  previously  made are generally  required to be replaced by such servicer on or before the next distribution  date, subject to subsequent withdrawal.  To the  extent  that a  servicer  is unable to replace  any  amounts  withdrawn  in  reimbursement  of advances  previously  made,  there  could  be a  delay  in  distributions  on the  certificates.  Furthermore,  the servicer's right to reimburse  itself for advances  previously made from funds held for future  distribution  could lead to  amounts  required  to be  restored  to the  collection  account  by such  servicer  that are  higher,  and potentially substantially higher, than one month's advance obligation.

Some of the Mortgage Loans Have an Initial Interest Only Period,  Which May Result in Increased  Delinquencies  and
Losses.

         As of the cut-off  date,  approximately  85.56%,  89.99% and 91.54% of the  sub-group I,  sub-group II and sub-group III mortgage  loans,  respectively,  have an initial  interest only period.  All such mortgage  loans are still in their initial  interest only period.  During this period,  the payment made by the related  mortgagor will be less than it would be if the  mortgage  loan  amortized.  In  addition,  the  mortgage  loan balance will not be reduced by the principal  portion of scheduled  payments  during this period.  As a result,  no principal  payments will be made to the related  certificates  from these  mortgage  loans during their  interest only period except in the case of a prepayment.

         After the initial  interest  only period,  the  scheduled  monthly  payment on these  mortgage  loans will increase,  which may result in increased  delinquencies by the related  mortgagors,  particularly if interest rates have  increased  and the  mortgagor is unable to refinance.  In addition,  losses may be greater on these  mortgage loans as a result of the mortgage loan not  amortizing  during the early years of these  mortgage  loans.  Although the amount of principal  included in each scheduled  monthly payment for a traditional  mortgage loan is relatively small during the first few years after the  origination  of a mortgage  loan,  in the  aggregate  the amount can be significant.  Any resulting  delinquencies  and losses,  to the extent not covered by credit  enhancement,  will be allocated to the certificates.

         The  performance of mortgage  loans with an initial  interest only period may be  significantly  different than mortgage loans that fully amortize.  In particular,  there may be a higher  expectation by these mortgagors of refinancing  their  mortgage  loans with a new mortgage  loan,  in  particular  one with an initial  interest  only period,  which may result in higher or lower prepayment  speeds than would otherwise be the case. In addition,  the failure to build equity in the property by the related  mortgagor  may affect the  delinquency  and  prepayment  of these mortgage loans.

The Mortgage Loans Are  Concentrated  in the State of California,  Which May Result in Losses with Respect to These
Mortgage Loans.

         As of the cut-off  date,  approximately  44.68%,  39.19% and 64.65% of the  sub-group I,  sub-group II and sub-group III mortgage loans,  respectively,  are secured by property in the State of California.  Investors should note that some geographic  regions of the United States from time to time will experience  weaker regional economic conditions and housing markets, and,  consequently,  will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally.  For example,  a region's economic  condition and housing market may be directly,  or  indirectly,  adversely  affected by natural  disasters or civil  disturbances  such as  earthquakes, hurricanes,  floods,  eruptions or riots.  The economic  impact of any of these types of events may also be felt in areas beyond the region  immediately  affected by the disaster or  disturbance.  The  mortgage  loans  securing the offered  certificates may be concentrated in these regions,  and any concentration may present risk  considerations in addition to those generally  present for similar  mortgage-backed  securities  without this  concentration.  Any risks associated with mortgage loan  concentration may affect the yield to maturity of the offered  certificates to the  extent  losses  caused  by these  risks are not  covered  by the  subordination  provided  by the  non-offered subordinate certificates.

Statutory  and Judicial  Limitations  on  Foreclosure  Procedures  May Delay  Recovery in Respect of the  Mortgaged
Property and, in Some  Instances,  Limit the Amount that May Be Recovered by the Foreclosing  Lender,  Resulting in
Losses on the Mortgage Loans That Might be Allocated to the Offered Certificates.

         Foreclosure  procedures  may vary from  state to state.  Two  primary  methods of  foreclosing  a mortgage instrument are judicial  foreclosure,  involving court  proceedings,  and  non-judicial  foreclosure  pursuant to a power of sale  granted  in the  mortgage  instrument.  A  foreclosure  action is  subject to most of the delays and expenses of other  lawsuits if  defenses  are raised or  counterclaims  are  asserted.  Delays may also result from difficulties in locating necessary  defendants.  Non-judicial  foreclosures may be subject to delays resulting from state laws  mandating  the  recording  of notice of default and notice of sale and, in some  states,  notice to any party having an interest of record in the real property,  including  junior  lienholders.  Some states have adopted
"anti-deficiency"  statutes  that limit the  ability of a lender to collect  the full  amount owed on a loan if the property  sells at  foreclosure  for less than the full  amount  owed.  In  addition,  United  States  courts  have traditionally  imposed  general  equitable  principles  to limit the remedies  available to lenders in  foreclosure actions that are perceived by the court as harsh or unfair.  The effect of these  statutes and judicial  principles may be to delay  and/or  reduce  distributions  in  respect of the  offered  certificates.  See  "Legal  Aspects of
Mortgage Loans—Foreclosure on Mortgages and Some Contracts" in the prospectus.

The Value of the Mortgage  Loans May Be Affected By, Among Other  Things,  a Decline in Real Estate  Values,  Which
May Result in Losses on the Offered Certificates.

         No assurance  can be given that values of the mortgaged  properties  have remained or will remain at their levels on the dates of origination of the related  mortgage  loans.  If the  residential  real estate market should experience an overall decline in property values so that the  outstanding  balances of the mortgage loans,  and any secondary  financing on the  mortgaged  properties,  in the mortgage pool become equal to or greater than the value of the  mortgaged  properties,  the actual  rates of  delinquencies,  foreclosures  and losses could be higher than those now  generally  experienced  in the  mortgage  lending  industry.  In some areas of the United  States,  real estate values have risen at a greater rate in recent years than in the past.  In  particular,  mortgage  loans with high principal  balances or high loan-to-value  ratios will be affected by any decline in real estate values.  Real estate  values in any area of the  country  may be  affected  by  several  factors,  including  population  trends, mortgage  interest  rates,  and the  economic  well-being  of that area.  Any decrease in the value of the mortgage loans  may  result in the  allocation  of  losses  which are not  covered  by  credit  enhancement  to the  offered certificates.

Recent  Developments  in the  Residential  Mortgage  Market May  Adversely  Affect the Market  Value of the Offered
Certificates.

         Recently,  the residential  mortgage market in the United States has experienced a variety of difficulties and  changed  economic  conditions  that may  adversely  affect the  performance  and market  value of the  offered certificates.  Securities  backed by  residential  mortgage loans ("RMBS  Securities")  originated in 2006 and 2007 have had a higher and earlier than expected rate of delinquencies.  Additionally,  there may be evidence that other earlier  vintages  of  RMBS  Securities  are  not  performing  well.  Many  RMBS  Securities,  include  those  from securitizations  of the sponsor,  have been  downgraded  by the rating  agencies  during the past few months.  As a result, the market for the offered certificates may be adversely affected for a significant period of time.

         The increase in  delinquencies  described above has not been limited to "subprime"  mortgage loans,  which are made to borrowers  with impaired  credit.  The increase in  delinquencies  has also affected  "alt-A"  mortgage loans, which are made to borrowers with limited  documentation,  and also "prime" mortgage loans, which are made to borrowers with excellent credit who provide full documentation.

         In  recent  months  housing  prices  and  appraisal  values  in  many  states  have  declined  or  stopped appreciating,  after extended periods of significant  appreciation.  A continued decline or an extended  flattening of those values may result in  additional  increases in  delinquencies  and losses on  residential  mortgage  loans generally,  particularly  with respect to second homes and investor  properties and with respect to any residential mortgage loans whose  aggregate loan amounts  (including  any  subordinate  liens) are close to or greater than the related property values.

         Another factor that may in the future  contribute to higher  delinquency  rates is the potential  increase in monthly  payments on adjustable rate mortgage loans.  Borrowers with  adjustable  payment  mortgage loans may be exposed to increased  monthly payments if the related mortgage  interest rate adjusts upward from the initial fixed rate or a low  introductory  rate, as  applicable,  in effect during the initial period of the mortgage loan to the rate computed in accordance with the applicable  index and margin.  This increase in borrowers'  monthly  payments, together with any increase in prevailing  market  interest rates,  after the initial fixed rate period,  may result in  significantly  increased  monthly payments for borrowers with adjustable rate mortgage loans and an increase in default on their obligations.

         Current market conditions may impair borrowers'  ability to refinance or sell their properties,  which may contribute to higher  delinquency  and default rates.  Borrowers  seeking to avoid  increased  monthly  payments by refinancing may no longer be able to find available  replacement  loans at comparably low interest rates. A decline in housing  prices may also leave  borrowers with  insufficient  equity in their homes to permit them to refinance.
Borrowers who intended to sell their homes or refinance  their  existing  mortgage loan on or before the expiration of the fixed rate  periods on their  mortgage  loans may find that they  cannot sell their  property  for an amount equal to or greater than the unpaid  principal  balance of their loans or obtain new financing.  In addition,  some mortgage loans may include prepayment premiums that would further inhibit refinancing.

         Recently,  a number of originators of mortgage loans have experienced serious financial  difficulties and, in many cases,  have entered  bankruptcy  proceedings.  These  difficulties  have  resulted in part from  declining markets for their mortgage loans as well as from claims for  repurchases  of mortgage loans  previously  sold under provisions  that require  repurchase  in the event of early  payment  defaults or for  breaches of  representations regarding  loan  quality.  In  addition to the  reduction  of the number of  originators,  a rising  interest  rate environment  and  declining  real estate  values may decrease the number of borrowers  seeking or able to refinance their mortgage loans, resulting in a decrease in overall originations.

         Various federal,  state and local regulatory  authorities have taken or proposed actions that could hinder the ability of the  servicer to foreclose  promptly on defaulted  mortgage  loans.  Any such actions may  adversely affect the performance of the loans and the yield on and value of the offered certificates.

         You are encouraged to consider that the general market  conditions  discussed  above may adversely  affect the performance and market value of the offered certificates.

The Ratings on the Offered  Certificates  are Not a  Recommendation  to Buy, Sell or Hold the Offered  Certificates
and are  Subject to  Withdrawal  at any Time,  Which May Affect the  Liquidity  or the Market  Value of the Offered
Certificates.

         It is a condition to the issuance of the offered  certificates that each class of offered  certificates be rated in the  categories  shown on pages S-2 and S-3 of this  prospectus  supplement.  A  security  rating is not a recommendation  to buy,  sell or hold  securities  and may be subject to revision  or  withdrawal  at any time.  No person is  obligated  to  maintain  the  rating  on any  offered  certificate,  and,  accordingly,  there can be no assurance that the ratings  assigned to any offered  certificate on the date on which the offered  certificates are initially  issued will not be lowered or  withdrawn  by a rating  agency at any time  thereafter.  In the event any rating is revised or  withdrawn,  the  liquidity or the market  value of the related  offered  certificates  may be adversely affected.  See "Ratings" in this prospectus supplement and "Rating" in the prospectus.

The Mortgage Loans May Have Limited  Recourse to the Related  Borrower,  Which May Result in Losses with Respect to
These Mortgage Loans.

         Some or all of the  mortgage  loans  included  in the trust  fund will be  nonrecourse  loans or loans for which  recourse  may be  restricted  or  unenforceable.  As to  those  mortgage  loans,  recourse  in the  event of mortgagor  default will be limited to the specific  real  property and other  assets,  if any, that were pledged to secure the mortgage loan.  However,  even with respect to those  mortgage  loans that provide for recourse  against the mortgagor and its assets  generally,  there can be no assurance  that  enforcement  of the recourse  provisions will be  practicable,  or that the other assets of the mortgagor will be sufficient to permit a recovery in respect of a defaulted  mortgage  loan in excess of the  liquidation  value of the related  mortgaged  property.  Any risks associated  with  mortgage  loans with no or limited  recourse  may affect  the yield to  maturity  of the  offered certificates  to the extent losses caused by these risks which are not covered by credit  enhancement are allocated to the offered certificates.

Certain of the Underlying Servicers May Assign Their Servicing Rights Under the Related Servicing Agreement.

         If provided in the  related  servicing  agreement,  certain  servicers  may pledge and assign all of their right,  title and interest  in, to and under the related  servicing  agreement  to one or more lenders  selected by such  servicer in  accordance  with the terms of such  servicing  agreement.  In this  instance,  in the event of a default by a servicer under the related  servicing  agreement,  the servicing with respect to the related  mortgage loans may  transfer  to a  successor  servicer  satisfying  the  requirements  set forth in the  related  servicing agreement, so long as the transferee agrees to be subject to the terms of the related servicing agreement.

         Investors  in the  certificates  should be aware that any lender who has received a pledge from a servicer will have certain rights in connection with an event of default under the related  servicing  agreement,  including the right to select a new servicer.

The  Mortgage  Loans May Have  Environmental  Risks,  Which May Result in  Increased  Losses with  Respect to These
Mortgage Loans.

         To the extent  that a servicer  or the master  servicer  (in its  capacity as  successor  servicer)  for a mortgage  loan  acquires  title to any  related  mortgaged  property  which is  contaminated  with or  affected  by hazardous  wastes or hazardous  substances,  these mortgage loans may incur  additional  losses.  See "Servicing of
Mortgage   Loans—Realization   Upon  or  Sale  of  Defaulted   Mortgage  Loans"  and  "Legal  Aspects  of  Mortgage
Loans—Environmental  Legislation" in the prospectus.  To the extent these  environmental  risks result in losses on the  mortgage  loans,  the yield to  maturity  of the  offered  certificates,  to the extent not  covered by credit enhancement, may be affected.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

         Applicable  state and local laws generally  regulate  interest rates and other charges,  require  specific disclosure,  and require  licensing of the originator.  In addition,  other state and local laws, public policy and general  principles of equity  relating to the  protection of  consumers,  unfair and deceptive  practices and debt collection  practices may apply to the  origination,  servicing and collection of the mortgage loans.  The mortgage loans are also subject to various federal laws.

         Depending on the  provisions of the  applicable  law and the specific  facts and  circumstances  involved, violations of these federal or state laws,  policies and  principles  may limit the ability of the trust to collect all or part of the  principal  of or  interest on the  mortgage  loans,  may  entitle  the  borrower to a refund of amounts previously paid and, in addition,  could subject the trust to damages and administrative  enforcement.  See
"Legal Aspects of Mortgage Loans" in the prospectus.

         Under the  anti-predatory  lending  laws of some  states,  the borrower is required to meet a net tangible benefits  test in  connection  with  the  origination  of the  related  mortgage  loan.  This  test  may be  highly subjective and open to  interpretation.  As a result,  a court may determine that a mortgage loan does not meet the test even if the  originator  reasonably  believed  that the test was  satisfied  at the time of  origination.  Any determination  by a court  that a  mortgage  loan does not meet the test will  result in a  violation  of the state anti-predatory  lending law, in which case the sponsor  will be required to purchase  that  mortgage  loan from the trust.

         On the closing date,  the sponsor will  represent that each mortgage loan at the time it was made complied in all material respects with all applicable laws and regulations,  including,  without  limitation,  usury,  equal credit  opportunity,  disclosure and recording laws and all predatory lending laws; and each mortgage loan has been serviced in all material  respects in accordance  with all  applicable  laws and  regulations,  including,  without limitation,  usury, equal credit opportunity,  disclosure and recording laws and all predatory lending laws and the terms of the  related  mortgage  note,  the  mortgage  and other loan  documents.  In the event of a breach of this representation,  the sponsor will be obligated to cure the breach or  repurchase  or replace the affected  mortgage loan in the manner described in the prospectus.

The  Return  on  the  Offered  Certificates  Could  be  Reduced  by  Shortfalls  Due  to  The  Application  of  the
Servicemembers Civil Relief Act and Similar State Laws.

         The  Servicemembers'  Civil Relief Act or the Relief Act, and similar  state or local laws provide  relief to  mortgagors  who enter active  military  service and to  mortgagors  in reserve  status who are called to active military  service after the  origination of their mortgage loans.  The military  operations by the United States in
Iraq and  Afghanistan  has caused an increase in the number of citizens in active  military duty,  including  those citizens  previously in reserve  status.  Under the Relief Act the interest rate  applicable to a mortgage loan for which the related  mortgagor is called to active  military  service will be reduced from the  percentage  stated in the related  mortgage note to 6.00%.  This interest rate  reduction and any reduction  provided under similar state or local laws will result in an interest  shortfall  because neither the master  servicer nor the related  servicer will be able to collect the amount of interest  which  otherwise  would be payable  with  respect to such  mortgage loan if the Relief Act or similar state law was not  applicable  thereto.  This  shortfall  will not be paid by the mortgagor  on future due dates or advanced by the master  servicer or the related  servicer  and,  therefore,  will reduce the amount  available to pay interest to the  certificateholders  on subsequent  distribution  dates.  We do not know how many  mortgage  loans in the  mortgage  pool have been or may be  affected by the  application  of the
Relief Act or similar  state law. In  addition,  the Relief Act imposes  limitations  that would impair the ability of the master  servicer or servicer to foreclose on an affected  single family loan during the  mortgagor's  period of active duty status,  and, under some  circumstances,  during an additional three month period thereafter.  Thus, in the event that the Relief Act or similar  legislation  or  regulations  applies to any mortgage  loan which goes into default,  there may be delays in payment and losses on the  certificates  in connection  therewith.  Any other interest  shortfalls,  deferrals  or  forgiveness  of  payments  on  the  mortgage  loans  resulting  from  similar legislation or regulations may result in delays in payments or losses to holders of the offered certificates.

To the Extent Amounts on Deposit in the Pre-Funding  Account Are Not Used,  There May Be a Mandatory  Prepayment on
the Certificates.

         To the extent  that the  pre-funded  amounts on deposit  in the  pre-funding  account  have not been fully applied to the purchase of subsequent  mortgage loans for inclusion in the mortgage pool on or before  November 15,
2007,  the  holders of the  related  certificates  will  receive on the  distribution  date  immediately  following
November 15, 2007,  the remaining  pre-funded  amount  applicable to such  sub-group.  Although no assurance can be given,  the  depositor  intends  that the  principal  amount of  subsequent  mortgage  loans sold to the trust will require the application of substantially  all amounts on deposit in the pre-funding  account and that there will be no material principal payment to the holders of the related certificates on such distribution date.

Mortgage Loan Modifications may Affect Distributions on the Offered Certificates.

         Modifications  of mortgage  loans agreed to by a servicer in order to maximize  ultimate  proceeds of such mortgage  loans may have the  effect  of,  among  other  things,  reducing  the loan rate,  forgiving  payments  of principal,  interest  or other  amounts  owed  under the  mortgage  loan or  contract,  such as taxes or  insurance premiums,  extending the final maturity date of the loan,  capitalizing  delinquent interest and other amounts owed under the mortgage loan or contract,  or any  combination  of these or other  modifications.  Any modified loan may remain in the  trust,  and the  reduction  in  collections  resulting  from a  modification  may  result in a lower interest rate cap,  reduced  distributions of interest or principal on, may extend the final maturity of, or result in an allocation of a realized loss to, one or more classes of the related offered certificates.

                                                 THE MORTGAGE POOL

General

         References to percentages of the mortgage loans  (including  subsequent  mortgage loans) unless  otherwise noted are calculated based on the aggregate unpaid principal balance of the mortgage loans as of the Cut-off Date.

         All of the  mortgage  loans will be  acquired  by the  Depositor  on the date of  issuance  of the Offered
Certificates  from the Sponsor,  an affiliate of the Depositor and the  underwriter,  pursuant to the Mortgage Loan
Purchase  Agreement.  The Sponsor acquired the mortgage loans directly in privately  negotiated  transactions.  See
"Mortgage Loan Origination—General" in this prospectus supplement.

         We have provided below and in Schedule A to this  prospectus  supplement  information  with respect to the conventional  mortgage  loans that we expect to include in the pool of  mortgage  loans in the trust fund as of the
Closing  Date.  Prior to the closing date of August 31, 2007, we may remove  mortgage  loans from the mortgage pool and we may  substitute  other  mortgage  loans for the mortgage  loans we remove.  The Depositor  believes that the information set forth in this prospectus  supplement will be representative of the  characteristics of the mortgage pool as it will be constituted at the time the  Certificates  are issued,  although the range of mortgage rates and maturities and other  characteristics  of the mortgage loans may vary.  The  characteristics  of the mortgage loans as described in this  prospectus  supplement  and in schedule A to this  prospectus  supplement may differ from the final pool as of the closing date due,  among other things,  to the  possibility  that certain  mortgage  loans may become  delinquent or default or may be removed or substituted and that similar or different  mortgage loans may be added to the pool  prior to the  closing  date.  The actual  mortgage  loans  included  in the trust fund as of the
Closing Date may vary from the mortgage  loans as described in this  prospectus  supplement  by up to plus or minus
5% as  to  any  material  characteristics  described  herein.  If,  as of  the  Closing  Date,  any  material  pool characteristic  differs by 5% or more from the description in this prospectus  supplement,  revised disclosure will be provided either in a supplement or in a Current Report on Form 8-K.

         The mortgage pool will  initially  consist of 3,187 first lien  adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium units,  having an aggregate unpaid principal balance as of the Cut-off Date of  approximately  $1,641,748,827.  Approximately  $382,470,049  of mortgage loans are expected to be  transferred  to the trust  within  ninety days of the Closing  Date.  Such  mortgage  loans are  referred to herein as the  subsequent  mortgage  loans.  The  initial  mortgage  loans and the  subsequent  mortgage  loans are sometimes  referred to herein as the mortgage loans.  Unless  otherwise  indicated  herein,  all  percentages  with respect to the mortgage  loans refer to the initial  mortgage  loans and the  subsequent  mortgage  loans as of the
Cut-off  Date. As of the Closing Date,  the mortgage  loans have original  terms to maturity of not greater than 30 years,  except  for  0.12%  and  1.37% of the  sub-group  I  mortgage  loans  and  sub-group  III  mortgage  loans, respectively, which have original terms to maturity of not greater than 40 years.

         The mortgage  loans will be selected for inclusion in the mortgage  pool based on rating agency  criteria, compliance with  representations  and warranties,  and conformity to criteria relating to the  characterization  of securities for tax, ERISA, SMMEA, Form S-3 eligibility and other legal purposes.

         The mortgage pool has been divided into three  sub-loan  groups,  designated as sub-group I,  sub-group II and  sub-group  III. The mortgage  loans in sub-group I,  sub-group II and  sub-group III are referred to herein as the  sub-group  I  mortgage  loans,  the  sub-group  II  mortgage  loans  and the  sub-group  III  mortgage  loans, respectively.  The mortgage pool and the  characteristics  of the mortgage  loans  consisting of each sub-group are more fully described below and in Schedule A to this prospectus supplement.

         The mortgage  loans will consist of 3,187 first lien  adjustable-rate  mortgage  loans  secured by one- to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal balance as of the
Cut-off  Date of  approximately  $1,641,748,827,  after  application  of  scheduled  payments  due on or before the
Cut-off Date whether or not received.  All percentages  with respect to the  characteristics  of the mortgage loans shown in this  prospectus  supplement  and the aggregate  number and principal  balance of the mortgage loans above include information  pertaining to approximately  $382,470,049 of subsequent mortgage loans identified and expected to be transferred to the trust within ninety days of the Closing Date.

         Sub-Group  I will  consist  of  1,864  first  lien  adjustable-rate  mortgage  loans  secured  by  one- to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal balance as of the
Cut-off Date of approximately  $801,035,554,  after application of scheduled  payments due on or before the Cut-off
Date whether or not received.

         Sub-Group  II  will  consist  of 548  first  lien  adjustable-rate  mortgage  loans  secured  by  one-  to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal balance as of the
Cut-off Date of approximately  $290,375,065,  after application of scheduled  payments due on or before the Cut-off
Date whether or not received.

         Sub-Group  III  will  consist  of 775  first  lien  adjustable-rate  mortgage  loans  secured  by  one- to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal balance as of the
Cut-off Date of approximately  $550,338,208,  after application of scheduled  payments due on or before the Cut-off
Date whether or not received.

         The mortgage loans are being serviced as described  below under "The Master  Servicer and the  Servicers."
The mortgage  loans were  originated in accordance  with the guidelines  described in "Mortgage  Loan  Origination"
below.  The  following  paragraphs  and the tables set forth in Schedule A set forth  additional  information  with respect to the mortgage pool.(1)

         All of the mortgage loans are  adjustable  rate mortgage  loans.  Generally,  after an initial  fixed-rate period,  the interest  rate borne by the mortgage  loans will be adjusted  based on various  indices.  The mortgage loans will be adjusted  semi-annually  based on  Six-Month  LIBOR or annually  based on One-Year  LIBOR or One-Year
Treasury,  each referred to herein as an Index,  computed in accordance  with the related note, plus (or minus) the related  gross  margin,  generally  subject to rounding and to certain  other  limitations,  including  generally a maximum  lifetime  mortgage  rate and in certain  cases a minimum  lifetime  mortgage  rate and in certain  cases a maximum upward or downward adjustment on each interest adjustment date.

___________________________
(1)      The  description  herein and in Schedule A hereof of the  mortgage  loans is based upon  estimates  of the composition  thereof as of the  Cut-off  Date,  as  adjusted  to reflect  the Stated  Principal  Balances as of the
Cut-off  Date.  Prior to the  issuance  of the  Certificates,  mortgage  loans  may be  removed  as a result of (i)
principal  prepayments  thereof  in full prior to October 1,  2007,  (ii)  requirements  of Fitch or S&P,  or (iii)
delinquencies  or otherwise.  In any such event,  other mortgage loans may be included in the trust.  The Depositor believes  that the  estimated  information  set forth  herein  with  respect  to the  mortgage  loans as  presently constituted is  representative  of the  characteristics  thereof at the time the Certificates are issued,  although certain  characteristics  of the mortgage  loans may vary. In addition,  Subsequent  Mortgage Loans may be acquired by the trust during the Pre-Funding  Period,  provided that such Subsequent Mortgage Loans satisfy the requirements described  herein.  The  aggregate  characteristics  of the  mortgage  loans  in the  trust  will  change  upon the acquisition of Subsequent Mortgage Loans.

         For any mortgage  loan, the  Loan-to-Value  Ratio is the principal  balance at origination  divided by the lesser of (i) the sales price and (ii) the original  appraised value of the related mortgaged  property,  except in the case of a refinanced  mortgage  loan,  in which case the  appraised  value is used.  All of the mortgage  loans with  Loan-to-Value  Ratios at origination  exceeding 80% are covered by Primary Insurance  Policies (as defined in the prospectus).  See "Description of Primary  Mortgage  Insurance,  Hazard  Insurance;  Claims  Thereunder—Primary
Mortgage Insurance Policies" in the prospectus.

         All of the mortgage  loans that are not assumable  have  scheduled  monthly  payments due on the Due Date.
Each such mortgage loan will contain a customary "due-on-sale" clause.

Billing and Payment Procedures

         The majority of the mortgage  loans  require  monthly  payments to be made no later than either the 1st or
15th day of each  month,  with a grace  period.  The  applicable  servicer  sends  monthly  billing  statements  to borrowers  that are  automatically  generated  after  payments are  received.  If no payment is received by the day that the late  charge  is  assessed,  a billing  statement  is  automatically  generated.  Borrowers  may elect for monthly  payments to be deducted  automatically  from  deposit  accounts  and may make  payments by various  means, including online transfers and phone payment, although an additional fee may be charged for these payment methods.

Prepayment Charges on the Mortgage Loans

         Approximately  46.79%,  26.67% and 48.21% of the  Sub-Group  I,  Sub-Group II and  Sub-Group  III mortgage loans,  respectively,  currently  provide for payment by the mortgagor of a prepayment  charge in  connection  with some  prepayments.  The amount of the  prepayment  charge is as  provided  in the related  mortgage  note,  and the prepayment  charge will  generally  apply if, during the first four months,  first six months,  first seven months, first  year,  first two years,  first  three  years,  first five years or other  period as  provided in the related mortgage  note from the date of  origination  of the mortgage  loan,  the  mortgagor  prepays an  aggregate  amount exceeding  20% of the original  principal  balance of the mortgage loan or another  amount  permitted by applicable law. The amount of the  prepayment  charge will,  for the  majority of the  mortgage  loans,  be equal to 6 months'
advance  interest  calculated  on the basis of the  mortgage  rate in effect at the time of the  prepayment  on the amount prepaid in excess of 20% of the original  principal  balance of the mortgage loan, but it may be a lesser or greater  amount as provided in the related  mortgage  note.  A  prepayment  charge may not apply with  respect to a sale of the related mortgaged property, and in some circumstances, such as illegality, may be unenforceable.

         The  holders of the Class XP  Certificates  will be  entitled to all  prepayment  charges  received on the mortgage loans to the extent such  prepayment  charges are not retained by the related  servicer in accordance with the terms of the related  servicing  agreement.  No prepayment  charges will be available for  distribution  on any other  classes  of  Certificates.  The  Master  Servicer  shall not  waive  (or  permit a  servicer  to waive)  any prepayment  charge  unless:  (i) the  enforceability  thereof  shall have been limited by  bankruptcy,  insolvency, moratorium,  receivership  and other similar laws relating to creditors'  rights  generally,  (ii) the  enforcement thereof is illegal,  or any local,  state or federal agency has threatened  legal action if the prepayment  penalty is enforced,  (iii) the mortgage debt has been  accelerated in connection  with a foreclosure or other  involuntary payment or (iv) such  waiver is  standard  and  customary  in  servicing  similar  mortgage  loans and relates to a default or a  reasonably  foreseeable  default  and  would,  in the  reasonable  judgment  of the Master  Servicer, maximize  recovery of total  proceeds  taking  into  account  the value of such  prepayment  charge and the related mortgage  loan.  Accordingly,  there can be no assurance  that the  prepayment  charges will have any effect on the prepayment performance of the mortgage loans.

         Certain  prepayment  charges are classified as "hard" prepayment  charges,  meaning that the mortgagor has to cover the  prepayment  charge  regardless of the reason for  prepayment,  while others are classified as "soft,"
meaning  that the  mortgagor  has to cover the  prepayment  charge  unless the  mortgagor  has conveyed the related mortgaged  property  to a  third-party.  Certain  prepayment  charges  are also  classified  as "combo"  prepayment charges,  meaning that they are some  combination of the hard and soft  prepayment  charges  described  above.  The sponsor does not have  information  with respect to the  percentage of each type of prepayment  charge  included in the pool of mortgage loans.

Special Characteristics of the Mortgage Loans

         Interest  Only  Loans.  Approximately  85.56%,  89.99% and 91.54% of the  Sub-Group  I,  Sub-Group  II and
Sub-Group III mortgage  loans,  respectively,  will require  payments of interest  only for the initial  period set forth in the related mortgage note.

         Assumable  Mortgage  Loans.  Approximately  34.81%,  17.54% and 7.58% of the Sub-Group I, Sub-Group II and
Sub-Group III mortgage  loans,  respectively,  are assumable in accordance  with the terms of the related  mortgage note. See "Yield on the  Certificates" in this prospectus  supplement and "Maturity and Prepayment  Considerations"
in the prospectus.

         Lender-Paid  PMI  Loans.  Approximately  8.29%,  1.93%  and 0.55% of the  Sub-Group  I,  Sub-Group  II and
Sub-Group III mortgage loans, respectively, are covered by a lender-paid primary mortgage insurance policy.

         Balloon  Mortgage  Loans.  Approximately  0.92%,  0.12% and 0.03% of the  Sub-Group  I,  Sub-Group  II and
Sub-Group III mortgage  loans,  respectively,  are balloon  mortgage  loans which provide for a balloon  payment at maturity.

Indices on the Mortgage Loans

         Six-Month  LIBOR.  Approximately  51.42%,  17.10% and 2.27% of the Sub-Group I, Sub-Group II and Sub-Group
III mortgage loans,  respectively,  will adjust  semiannually  based on Six-Month LIBOR.  Six-Month LIBOR will be a per annum rate equal to the average of interbank  offered rates for six-month U.S.  dollar-denominated  deposits in the London  market  based on  quotations  of major  banks as  published  in The Wall  Street  Journal  and are most recently available as of the time specified in the related mortgage note.

         The following  does not purport to be  representative  of future levels of Six-Month  LIBOR.  No assurance can be given as to the level of Six-Month  LIBOR on any  adjustment  date or during the life of any  mortgage  loan with an Index of Six-Month LIBOR.

                                                                     Six-Month LIBOR
                                ________________________________________________________________________________________
Date                                 2002           2003           2004           2005           2006           2007
________________________________________________________________________________________________________________________
January 1..................         2.03%           1.38%          1.22%          2.78%          4.71%          5.37%
February 1.................         2.08            1.35           1.21           2.97           4.82           5.40
March 1....................         2.04            1.34           1.17           3.19           5.26           5.33
April 1....................         2.36            1.23           1.16           3.39           5.14           5.33
May 1......................         2.12            1.29           1.38           3.41           5.22           5.36
June 1.....................         2.08            1.21           1.60           3.54           5.39           5.38
July 1.....................         1.95            1.12           1.89           3.73           5.59           5.39
August 1...................         1.87            1.21           1.99           3.95           5.51           5.33
September 1................         1.80            1.20           1.98           4.00           5.43
October 1..................         1.71            1.14           2.20           4.27           5.37
November 1.................         1.60            1.23           2.32           4.47           5.39
December 1.................         1.47            1.27           2.63           4.63           5.35

         One-Year  LIBOR.  Approximately  48.47%,  82.90% and 97.18% of the Sub-Group I, Sub-Group II and Sub-Group
III mortgage  loans,  respectively,  will adjust  annually  based on One-Year  LIBOR.  One-Year LIBOR will be a per annum rate equal to the average of interbank  offered  rates for one-year U.S.  dollar-denominated  deposits in the
London  market based on  quotations  of major banks as published in The Wall Street  Journal and are most  recently available as of the time specified in the related mortgage note.

         The  following  does not purport to be  representative  of future levels of One-Year  LIBOR.  No assurance can be given as to the level of  One-Year  LIBOR on any  adjustment  date or during the life of any  mortgage  loan with an Index of One-Year LIBOR.

                                                                   One-Year LIBOR
                                _____________________________________________________________________________________
Date                                2002          2003           2004          2005           2006           2007
_____________________________________________________________________________________________________________________
January 1..................         2.49%         1.45%          1.48%         3.10%          4.85%          5.37%
February 1.................         2.43          1.38           1.37          2.98           5.15           5.43
March 1....................         3.00          1.28           1.34          2.55           5.38           5.24
April 1....................         2.63          1.36           1.81          3.81           5.29           5.22
May 1......................         2.59          1.21           2.08          3.78           5.38           5.30
June 1.....................         2.28          1.19           2.11          3.76           5.50           5.39
July 1.....................         2.09          1.16           2.38          3.90           5.69           5.43
August 1...................         1.90          1.44           2.30          4.22           5.54           5.25
September 1................         1.73          1.45           2.46          4.13           5.41
October 1..................         1.64          1.24           2.49          4.68           5.30
November 1.................         1.73          1.48           2.54          4.74           5.34
December 1.................         1.45          1.60           2.96          4.82           5.27

         One-Year U.S.  Treasury.  Approximately  0.12% and 0.55% of the  Sub-Group I mortgage  loans and Sub-Group
III  mortgage  loans,  respectively,  will  adjust  annually  based on the weekly  average  yield on U.S.  Treasury securities  adjusted to a constant  maturity of one year,  or One-Year  U.S.  Treasury,  as reported by the Federal
Reserve Board in  statistical  Release No.  H.15(519),  or the Release,  as most recently  available as of the date forty-five  days,  thirty-five  days or thirty  days  prior to the  adjustment  date or on the  adjustment  date as published in the place  specified in the related  mortgage note and as made  available as of the date  specified in the related  mortgage  note. In the event that the Index  specified in a mortgage note is no longer  available,  an index that is based on comparable  information  will be selected by the Master  Servicer,  to the extent that it is permissible under the terms of the related mortgage note and mortgage.

Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account

         The Trust is  expected  to purchase  from the  Depositor  during the  Pre-Funding  Period,  subject to the availability  thereof,  Subsequent  Mortgage Loans secured by  conventional,  one- to four-family,  adjustable-rate mortgage  loans secured by first liens on residential  mortgage  properties  for inclusion in each  Sub-Group.  The
Subsequent  Mortgage  Loans will be  transferred  to the Trustee,  on behalf of the Trust,  pursuant to  subsequent transfer  instruments between the Depositor and the Trustee,  each date of such transfer is referred to herein as a
Subsequent  Transfer  Date.  In  connection  with the  purchase of  Subsequent  Mortgage  Loans on such  Subsequent
Transfer Dates,  the Securities  Administrator,  on behalf of the Trust,  will be required to pay to the Depositor, from the related  Pre-Funded  Amount, a cash purchase price of 100% of the principal  balance thereof.  The related amount paid from the  Pre-Funding  Account on each Subsequent  Transfer Date will not include  accrued  interest on the related Subsequent  Mortgage Loans.  Following each Subsequent  Transfer Date, the aggregate  principal balance of the  mortgage  loans in the related  Sub-Group  will  increase  by an amount  equal to the  aggregate  principal balance of the related  Subsequent  Mortgage  Loans so purchased and  transferred to such Sub-Group and the related amount in the  Pre-Funding  Account will decrease  accordingly.  Although it is intended that the principal  amount of  Subsequent  Mortgage  Loans sold to the Trust will  require  application  of  substantially  all of the amounts deposited into the Pre-Funding  Account on the Closing Date and it is not currently  anticipated that there will be any material principal payments from amounts remaining on deposit in the Pre-Funding  Account,  no assurance can be given that such  distributions  will not occur on the distribution  date  immediately  following the termination of the  Pre-Funding  Period.  In any event,  it is  unlikely  that the  Depositor  will be able to deliver  Subsequent
Mortgage  Loans with aggregate  principal  balances that exactly equal the amounts  deposited into the  Pre-Funding
Account on the Closing Date.  The  aggregate  characteristics  of the mortgage  loans in the Trust will change upon the  acquisition  of  related  Subsequent  Mortgage  Loans.  It is  expected  that  approximately  $173,256,161  in
Subsequent  Mortgage Loans with respect to Sub-Group I, approximately  $8,668,786 in Subsequent Mortgage Loans with respect to Sub-Group II and  approximately  $200,545,102  in  Subsequent  Mortgage  Loans with respect to Sub-Group
III,  which have been  identified  by the  Depositor,  will be  transferred  to the Trust within ninety days of the
Closing Date.

         The  Pre-Funding  Account will be established to provide the  Securities  Administrator,  on behalf of the
Trust,  with access to sufficient funds to fund the purchase of Subsequent  Mortgage Loans.  During the Pre-Funding
Period, the related  Pre-Funded Amounts will be reduced by the amount used to purchase related Subsequent  Mortgage
Loans in accordance with the Agreement.  Any investment  income on funds in the Pre-Funding  Account will either be transferred to the Distribution Account or paid to the Depositor or its designee as provided in the Agreement.

         Any  conveyance  of  Subsequent  Mortgage  Loans on a  Subsequent  Transfer  Date is  subject  to  certain conditions, including but not limited to the following:

         (a)      Each such Subsequent Mortgage Loan must satisfy the  representations and warranties  specified in the related subsequent transfer instrument and the Agreement;

         (b)      The Depositor will not select such  Subsequent  Mortgage Loans in a manner that it believes to be adverse to the interests of the certificateholders;

         (c)      As of the related  Subsequent  Cut-off Date (as defined in the  Agreement),  each such Subsequent
                  Mortgage Loan will satisfy the following criteria:

                  (i)      Such  Subsequent  Mortgage Loan may not be 30 or more days delinquent as of the last day of the month preceding the Subsequent Cut-off Date;

                  (ii)     The original term to stated maturity of such  Subsequent  Mortgage Loan will not be less than 180 months and will not exceed 480 months;

                  (iii)    Each Subsequent  Mortgage Loan must be a Six Month LIBOR,  One Year Treasury or One-Year
                           LIBOR  adjustable-rate  mortgage  loan  with  a  first  lien  on the  related  mortgaged property;

                  (iv)     No Subsequent  Mortgage Loan will have a first payment date  occurring  after October 1,
                           2007;

                  (v)      The latest  maturity date of any  Subsequent  Mortgage Loan will be no later than August
                           1, 2047;

                  (vi)     If applicable,  such Subsequent  Mortgage Loan will have a credit score of not less than
                           520;

                  (vii)    Such  Subsequent  Mortgage  Loan will have a gross  margin as of the related  Subsequent
                           Cut-off Date ranging from  approximately  1.875% per annum to  approximately  5.000% per annum;

                  (viii)   Such  Subsequent  Mortgage  Loan  will have a maximum  mortgage  rate as of the  related
                           Subsequent Cut-off Date greater than 16.50%; and

                  (ix)     Such  Subsequent  Mortgage Loan shall have been  underwritten in accordance with the EMC underwriting guidelines described herein;

         (d)      As of the related  Subsequent  Cut-off Date, the Subsequent  Mortgage Loans in the aggregate will satisfy the following criteria:

                  (i)      Have a weighted average gross margin ranging from 2.000% to 2.500% per annum;

                  (ii)     Have a weighted average credit score greater than 650;

                  (iii)    Have no less than 75% of the mortgaged properties be owner occupied;

                  (iv)     Have no less than 70% of the mortgaged  properties be single family  detached or planned unit developments;

                  (v)      Have no more than 45% of the Subsequent Mortgage Loans be cash out refinance;

                  (vi)     Have all of such Subsequent  Mortgage Loans with a Loan-to-Value  Ratio greater than 80%
                           be covered by Primary Insurance Policies (as defined in the prospectus);

                  (vii)    Have a weighted average maximum mortgage rate greater than or equal to 11.500%; and

                  (viii)   Be acceptable to the Rating Agencies.

         To the  extent  that any  Pre-Funded  Amount on  deposit  in the  Pre-Funding  Account  has not been fully applied to the purchase of  Subsequent  Mortgage  Loans for the related  Sub-Group on or before  November 15, 2007, the holders of the related  certificates will receive on the distribution date immediately  following  November 15,
2007, the Remaining Pre-Funded Amount.

         Any such amounts  transferred  from the  Pre-Funding  Account will be included in the Available  Funds for the related Sub-Group.

Interest Coverage Account

         On the Closing Date and if required  pursuant to the  Agreement,  the Depositor  will deposit (or cause to be deposited)  cash into the Interest  Coverage  Account.  The amount on deposit in the Interest  Coverage  Account will be specifically  allocated to cover  shortfalls in interest on each class of Certificates  that may arise as a result of the  utilization of the  pre-funding  feature for the purchase by the Trust of Subsequent  Mortgage Loans after the closing date.  Any amounts  remaining in the Interest  Coverage  Account and not needed for such purposes will be paid to the  Depositor  and will  not  thereafter  be  available  for  payment  to the  certificateholders.
Amounts  on  deposit  in the  Interest  Coverage  Account  will be  invested  in  permitted  investments.  All such permitted  investments  are required to mature no later than the business day prior to the next  distribution  date as  specified  in the  Agreement.  The  Interest  Coverage  Account  will not be  included as an asset of any REMIC created pursuant to the Agreement.

                                              STATIC POOL INFORMATION

         The  Depositor  will  provide  static pool  information,  material to this  offering,  with respect to the
experience     of    the     sponsor     in     securitizing     asset     pools    of    the    same    type    at
http://www.bearstearns.com/transactions/sami_ii/bsaat2007-1/index.html.  Static pool  information  material to this offering with respect to the experience of Countrywide  in  securitizing  asset pools of the same type can be found at  http://www.countrywidedealsdata.com/?CWDD=01200708.  With  respect  to  the  Countrywide  information  provided therein,  investors  are  directed  to:  Issue Year  Filter/As  Applicable,  Payment  Type  Filter/ARM,  NegAm Flag
Filter/NO and AltDeal Flag Filter/YES.

         Information  provided  through  the  internet  addresses  above  will not be  deemed  to be a part of this prospectus  supplement or the registration  statement for the securities  offered hereby if it relates to any prior securities  pool formed before  January 1, 2006 or vintage data related to periods  before January 1, 2006, or with respect to the mortgage pool (if applicable) for any period before January 1, 2006.

                                                THE ISSUING ENTITY

         Bear  Stearns  ALT-A Trust II 2007-1 is a common law trust  formed under the laws of the State of New York pursuant to the Agreement.  The Agreement  constitutes  the "governing  instrument"  under the laws of the State of
New York.  After its  formation,  Bear Stearns ALT-A Trust II 2007-1 will not engage in any activity other than (i)
acquiring  and holding the mortgage  loans and the other assets of the trust and proceeds  therefrom,  (ii) issuing the  certificates,  (iii)  making  payments on the  certificates  and (iv)  engaging in other  activities  that are necessary,  suitable or convenient to accomplish  the foregoing or are incidental  thereto or connected  therewith.
The foregoing  restrictions  are contained in the  Agreement.  For a description  of other  provisions  relating to amending the Agreement, please see "The Agreements— Amendment" in the prospectus.

         The assets of Bear Stearns  ALT-A Trust II 2007-1 will consist of the mortgage  loans and certain  related assets.

         Bear Stearns ALT-A Trust II 2007-1's fiscal year end is December 31.

                                                   THE DEPOSITOR

         Structured  Asset  Mortgage  Investments II Inc.,  referred to herein as the Depositor,  was formed in the state of Delaware on June 10,  2003,  and is a  wholly-owned  subsidiary  of The Bear  Stearns  Companies  Inc. The
Depositor  was  organized  for the sole purpose of serving as a private  secondary  mortgage  market  conduit.  The
Depositor does not have, nor is it expected in the future to have, any significant assets.

         The Depositor has been serving as a private  secondary  mortgage market conduit for  residential  mortgage loans since 2003. As of March 31, 2007,  the  Depositor  has been involved in the issuance of securities  backed by residential  mortgage loans of approximately  $145,266,394,678.  In conjunction  with the Sponsor's  acquisition of the mortgage loans, the Depositor will execute a mortgage loan purchase  agreement  through which the loans will be transferred  to itself.  These loans are  subsequently  deposited  in a common law or  statutory  trust,  described herein, which will then issue the Certificates.

         After issuance and  registration  of the securities  contemplated  in this  prospectus  supplement and any supplement  hereto,  the Depositor will have no  significant  duties or  responsibilities  with respect to the pool assets or the securities.

         The  Depositor's  principal  executive  offices  are  located at 383 Madison  Avenue,  New York,  New York
10179.  Its telephone number is (212) 272-2000.

                                                    THE SPONSOR

         EMC Mortgage  Corporation,  referred to herein as EMC or the  Sponsor,  was  incorporated  in the State of
Delaware on September 26, 1990, as a wholly owned  subsidiary  corporation of The Bear Stearns  Companies Inc., and is an affiliate of the Depositor and the  Underwriter.  The Sponsor was  established as a mortgage  banking company to  facilitate  the  purchase and  servicing of whole loan  portfolios  containing  various  levels of quality from
"investment  quality" to varying degrees of  "non-investment  quality" up to and including real estate owned assets
("REO"). The Sponsor commenced operation in Texas on October 9, 1990.

         The Sponsor  maintains  its  principal  office at 2780 Lake Vista  Drive,  Lewisville,  Texas  75067.  Its
telephone number is (214) 626-3800.

         Since its inception in 1990, the Sponsor has purchased  over $100 billion in  residential  whole loans and servicing  rights,  which  include the purchase of newly  originated  alternative  A, jumbo  (prime) and  sub-prime loans.  Loans  are  purchased  on a bulk  and  flow  basis.  The  Sponsor  is one of  the  United  States'  largest purchasers  of  scratch  and dent and  sub-performing  residential  mortgages  and REO from  various  institutions, including  banks,  mortgage  companies,  thrifts and the U.S.  government.  Loans are generally  purchased with the ultimate  strategy of  securitization  into an array of Bear Stearns'  securitizations  based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

         Performing  loans  include  first lien fixed rate and ARMs,  as well as closed end fixed rate second liens and lines of credit  ("HELOCs").  Performing  loans  acquired by the  Sponsor are subject to varying  levels of due diligence  prior to  purchase.  Portfolios  may be  reviewed  for  credit,  data  integrity,  appraisal  valuation, documentation,  as well as compliance  with certain laws.  Performing  loans  purchased  will have been  originated pursuant to the Sponsor's  underwriting  guidelines or the related  originator's  underwriting  guidelines that are acceptable to the Sponsor.

         Subsequent  to purchase by the Sponsor,  performing  loans are pooled  together by product type and credit parameters  and  structured  into RMBS,  with the  assistance of Bear Stearns'  Financial  Analytics and Structured
Transactions Group, for distribution into the primary market.

         The Sponsor has been  securitizing  residential  mortgage loans since 1999. The following  table describes size,  composition  and  growth of the  Sponsor's  total  portfolio  of assets it has  securitized  as of the dates indicated.

                                December 31, 2004            December 31, 2005            December 31, 2006              June 30, 2007
                        _________________________________________________________________________________________________________________________
                                    Total Portfolio                 Total Portfolio                Total Portfolio               Total Portfolio
      Loan Type           Number        of Loans         Number        of Loans         Number        of Loans       Number        of Loans
_________________________________________________________________________________________________________________________________________________
Alt-A ARM                 44,821   $11,002,497,283.47    3,638    $19,087,119,981.75    61,738   $18,656,292,603.55   7,138    $2,494,803,672.06
Alt-A Fixed               15,344     4,005,790,504.28   17,294      3,781,150,218.13    11,514     2,752,302,975.51   8,236     2,075,303,106.07
HELOC                          -                    -    9,309        509,391,438.93    18,730     1,280,801,433.05  15,042     1,017,791,517.28
Prime ARM                 30,311    11,852,710,960.78   27,384     13,280,407,388.92     7,050     3,481,137,519.89   7,682     3,862,873,812.85
Prime Fixed                1,035       509,991,605.86    3,526      1,307,685,538.44     6,268     1,313,449,131.86   1,972     1,010,954,509.35
Prime Short Duration
ARM (incl. Neg-Am ARM)    23,326     7,033,626,375.35   38,819     14,096,175,420.37   6 1,973    23,396,979,620.82  22,178     8,446,018,065.76
Reperforming               2,802       311,862,677.46    2,877        271,051,465.95     1,084       115,127,847.83       -                    -
Seconds                   14,842       659,832,093.32  114,899      5,609,656,263.12   116,576     6,697,082,133.33  24,405     1,600,581,704.33
SubPrime                  98,426    13,051,338,552.19  101,156     16,546,152,274.44    60,796    11,394,775,124.07  29,857     6,488,993,035.10
_________________________________________________________________________________________________________________________________________________
Totals                   230,907   $48,427,650,052.73   88,902    $74,488,789,990.05   345,729   $69,087,948,389.91  16,510   $26,997,319,422.80

         With respect to some of the  securitizations  organized by the Sponsor, a "step-down" trigger has occurred with respect to the loss and  delinquency  experience  of the  mortgage  loans  included in those  securitizations, resulting  in a  sequential  payment of  principal  to the related  certificates,  from the  certificates  with the highest  credit  rating  to the one with the  lowest  rating.  In  addition,  with  respect  to one  securitization organized by the Sponsor,  a servicing  trigger  required by the related  financial  guaranty insurer has occurred;
however, the insurer has granted extensions enabling the normal servicing activities to continue.

         The Sponsor has received a civil  investigative  demand (CID),  from the Federal Trade  Commission  (FTC), seeking  documents  and data  relating  to the  Sponsor's  business  and  servicing  practices.  The CID was issued pursuant to a December 8, 2005  resolution of the FTC  authorizing  non-public  investigations  of various  unnamed subprime  lenders,  loan  servicers  and loan brokers to determine  whether  there have been  violations of certain consumer protections laws.  The Sponsor is cooperating with the FTC's inquiry.

                                       THE MASTER SERVICER AND THE SERVICERS

General

         Wells Fargo Bank,  National  Association,  referred to herein as Wells Fargo or the Master Servicer,  will act as the Master Servicer of the mortgage loans and as Securities  Administrator pursuant to the Agreement,  dated as of the Cut-off Date, among the Depositor,  the Sponsor,  the Master Servicer,  the Securities  Administrator and
the Trustee.  Wells Fargo will also act as Custodian pursuant to the related Custodial Agreement.

         Approximately  44.35%,  10.33% and 2.36% of the  Sub-Group  I,  Sub-Group  II and  Sub-Group  III mortgage loans, respectively,  will be serviced by the Sponsor.  Approximately 36.13%, 74.49% and 96.42% of the Sub-Group I,
Sub-Group II and Sub-Group III mortgage  loans,  respectively,  will be serviced by  Countrywide.  The remainder of the  mortgage  loans  will be  serviced  by various  servicers,  none of which  will  service  more than 10% of the mortgage  loans in the  aggregate.  Each  Servicer  will  service  the  mortgage  loans in  accordance  with  their respective  servicing  agreements which are collectively  referred to herein as the Servicing  Agreements.  Each of the Servicing  Agreements  will require,  among other things,  that each Servicer  accurately  and fully report its borrower  credit  files to  credit  repositories  in a timely  manner.  Each of the  Servicing  Agreements  will be assigned to the trust pursuant to an assignment,  assumption and recognition  agreements among the related mortgage loan originator,  the related Servicer, the Sponsor and the Trustee on behalf of the certificateholders;  provided, however,  that the Sponsor will retain the right to enforce the  representations  and warranties made to it by each
Servicer with respect to the related  mortgage  loans.  The Servicers will be responsible  for the servicing of the mortgage loans pursuant to the related  Servicing  Agreement,  and the Master  Servicer will be required to monitor their  performance.  In the event of a default by a Servicer  under the  related  Servicing  Agreement,  the Master
Servicer  will be required to enforce any remedies  against the related  Servicer and shall either find a successor servicer or shall assume the primary servicing obligations for the related mortgage loans itself.

         The  information  set forth in the  following  paragraph  with  respect  to the Master  Servicer  has been provided by the Master Servicer.

The Master Servicer

         Wells Fargo is a national banking  association and a wholly-owned  subsidiary of Wells Fargo & Company.  A diversified  financial  services  company with  approximately  $482 billion in assets and 158,000+  employees as of
June 30,  2007,  Wells  Fargo & Company is a U.S.  bank  holding  company,  providing  banking,  insurance,  trust, mortgage and consumer  finance  services  throughout  the United States and  internationally.  Wells Fargo provides retail and commercial  banking services and corporate trust,  custody,  securities  lending,  securities  transfer, cash  management,  investment  management and other financial and fiduciary  services.  The Depositor,  the Sponsor and the servicers may maintain  banking and other  commercial  relationships  with Wells Fargo and its  affiliates.
Wells Fargo maintains  principal  corporate trust offices  located at 9062 Old Annapolis Road,  Columbia,  Maryland
21045-1951  (among other  locations),  and its office for certificate  transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

         Wells Fargo acts as Master  Servicer  pursuant to the Agreement.  The Master  Servicer is responsible  for the  aggregation  of monthly  servicer  reports and  remittances  and for the oversight of the  performance  of the servicers  under  the  terms  of  their  respective  servicing  agreements.  In  particular,  the  Master  Servicer independently  calculates  monthly  loan  balances  based on  servicer  data,  compares  its  results  to  servicer loan-level  reports and  reconciles any  discrepancies  with the  servicers.  The Master  Servicer also reviews the servicing of defaulted  loans for compliance with the terms of the Agreement.  In addition,  upon the occurrence of certain  servicer  events of  default  under the terms of any  servicing  agreement,  the  Master  Servicer  may be required to enforce  certain  remedies on behalf of the Trust and at the  direction  of the  Trustee  against  such defaulting  servicer.  Wells Fargo has been engaged in the  business of master  servicing  since June 30, 1995.  As of June 30,  2007,  Wells  Fargo was  acting as master  servicer  for  approximately  1,646  series of  residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $846,202,000,000.

         Wells  Fargo  serves or has served  within the past two years as  warehouse  master  servicer  for various mortgage  loans owned by the Sponsor or an  affiliate  of the  Sponsor  and  anticipates  that one or more of those mortgage loans may be included in the Trust.  The terms of the warehouse  master  servicing  agreement  under which those services are provided by Wells Fargo are customary for the mortgage-backed securitization industry.

         Wells  Fargo  serves or may have  served  within  the past two years as loan file  custodian  for  various mortgage  loans owned by the Sponsor or an  affiliate  of the  Sponsor  and  anticipates  that one or more of those mortgage loans may be included in the Trust.  The terms of any custodial  agreement  under which those services are provided  by Wells  Fargo are  customary  for the  mortgage-backed  securitization  industry  and  provide  for the delivery, receipt, review and safekeeping of mortgage loan files.

The Servicers

         EMC,  Countrywide  and various other  servicers,  none of which will service more than 10% of the mortgage loans in the aggregate,  will service the related  mortgage  loans in accordance  with their  respective  Servicing
Agreements, which will be assigned to the trust on the Closing Date.

EMC  Mortgage Corporation

         For a further  description  of EMC,  please see "The  Sponsor"  in this  prospectus  supplement.  EMC will service the mortgage loans in accordance with the description of the applicable  servicing  procedures contained in this section of the  prospectus  supplement.  EMC has been servicing  residential  mortgage loans since 1990.  From year end 2004 to June 30, 2007,  EMC's servicing  portfolio grew by  approximately  102.3% and the unpaid principal balance of EMC's servicing portfolio grew by approximately 190.3%.

         The principal  business of EMC since inception has been  specializing in the acquisition,  securitization, servicing and disposition of mortgage loans.  EMC's servicing portfolio consists primarily of two categories:

                  o   "performing  loans," or performing  investment  quality loans  serviced for EMC's own account
                      or  the  account  of  Fannie  Mae,  Freddie  Mac,  private  mortgage   conduits  and  various
                      institutional investors; and

                  o   "non-performing  loans," or non-investment grade,  sub-performing loans,  nonperforming loans and REO  properties  serviced  for EMC's own  account  and for the  account of  investors  in securitized performing and non-performing collateral transactions.

         As  of  June  30,  2007,  EMC  was  acting  as  servicer  for  approximately  312  series  of  residential mortgage-backed  securities and other mortgage loans with an outstanding  principal balance of approximately  $80.6 billion.

         Due to an industry wide increase in the number of delinquencies and foreclosures,  EMC recently  initiated an expanded loss mitigation  program to assist borrowers in avoiding  foreclosure and benefit investors by reducing the loss  typically  associated  with  foreclosure.  As part of the  program,  this  team is  implementing  various strategies to contact and assist  borrowers  that are in default or are having  difficulties  making their mortgage payments.  EMC is engaging in one-on-one  meetings with borrowers,  working with local community groups and holding educational workshops in an effort to reach out to these homeowners.  Various financial restructuring  alternatives are being offered,  including different types of loan  modifications.  There have been no other appreciable changes to EMC's  servicing  procedures  outside of the normal changes  warranted by regulatory and product type changes in the portfolio.

         The following  table  describes  size,  composition  and growth of EMC's total  residential  mortgage loan servicing portfolio as of the dates indicated.

                            As of December 31, 2004                             As of December 31, 2005
              ________________________________________________________________________________________________________
                                             Percent    Percent by                               Percent     Percent
                No. of                        by No.     Dollar      No. of                      by No.     by Dollar
  Loan Type     Loans      Dollar Amount    of Loans     Amount      Loans     Dollar Amount     of Loans    Amount
______________________________________________________________________________________________________________________
Alt-A Arm.      19,498     $4,427,820,708      7.96%     15.94%     57,510    $13,625,934,322     12.69%      23.00%
Alt-A Fixed     25,539      4,578,725,474     10.43      16.48      17,680      3,569,563,860      3.90        6.03
PrimeArm..       8,311      1,045,610,016      3.39       3.76       7,428      1,010,068,679      1.64        1.71
PrimeFixed      14,560      1,573,271,575      5.95       5.66      15,975      2,140,487,566      3.52        3.61
Seconds...      39,486      1,381,961,156     16.13       4.98     155,510      7,164,515,427     34.31       12.10
Subprime..     114,436     13,706,363,250     46.74      49.34     142,890     20,373,550,691     31.53       34.40
Other.....      23,010      1,063,682,460      9.40       3.83      56,216     11,347,144,056     12.40       19.16
______________________________________________________________________________________________________________________
Total.....     244,840    $27,777,434,635    100.00%    100.00%    453,209    $59,231,264,599    100.00%     100.00%

                            As of December 31, 2006                             As of December 31, 2007
              ________________________________________________________________________________________________________
                                              Percent    Percent by                               Percent     Percent
                 No. of                        by No.     Dollar      No. of                       by No.    by Dollar
  Loan Type      Loans     Dollar Amount     of Loans     Amount      Loans     Dollar Amount     of Loans    Amount
______________________________________________________________________________________________________________________
Alta-A Arm        52,563   $13,691,917,206    10.87%       19.03%     52,729   $13,832,608,749     10.65%      17.15%
Alt-A Fixed       24,841     5,066,670,855     5.14         7.04      31,561     6,871,224,020      6.37        8.52
Prime Arm.         6,374       879,656,182     1.32         1.22       6,260       929,778,835      1.26        1.15
Prime Fixed       14,872     2,152,608,940     3.08         2.99      15,078     2,409,083,088      3.04        2.99
Seconds...       169,022     8,428,612,513    34.97        11.71     168,229     8,554,440,442     33.97       10.61
Subprime..       132,808    20,106,000,306    27.47        27.94     137,526    22,509,787,024     27.77       27.91
Other.....        82,918    21,636,703,709    17.15        30.07      83,874    25,542,370,332     16.94       31.67
______________________________________________________________________________________________________________________
Total.....       483,398   $71,962,169,710   100.00%      100.00%    495,257   $80,649,292,489    100.00%     100.00%

         There  have been no  appreciable  changes to EMC's  servicing  procedures  outside  of the normal  changes warranted by regulatory and product type changes in the portfolio.

Countrywide Home Loans Servicing LP

         The principal  executive  offices of Countrywide  Home Loans  Servicing LP  ("Countrywide  Servicing") are
located at 7105  Corporate  Drive,  Plano,  Texas  75024.  Countrywide  Servicing  is a Texas  limited  partnership directly owned by Countrywide  GP, Inc. and  Countrywide  LP, Inc.,  each a Nevada  corporation and a direct wholly owned  subsidiary of Countrywide  Home Loans.  Countrywide  GP, Inc. owns a 0.1% interest in Countrywide  Servicing and is the general  partner.  Countrywide LP, Inc. owns a 99.9% interest in Countrywide  Servicing and is a limited partner.

         Countrywide  Home Loans  established  Countrywide  Servicing in February  2000 to service  mortgage  loans originated  by  Countrywide  Home Loans that would  otherwise  have been  serviced by  Countrywide  Home Loans.  In
January and February,  2001,  Countrywide  Home Loans  transferred to  Countrywide  Servicing all of its rights and obligations relating to mortgage loans serviced on behalf of Freddie Mac and Fannie Mae,  respectively.  In October
2001,  Countrywide Home Loans  transferred to Countrywide  Servicing all of its rights and obligations  relating to the bulk of its  non-agency  loan  servicing  portfolio  (other than the servicing of home equity lines of credit), including  with  respect to those  mortgage  loans (other than home equity  lines of credit)  formerly  serviced by
Countrywide  Home Loans and  securitized  by certain of its  affiliates.  While  Countrywide  Home Loans expects to continue to directly  service a portion of its loan  portfolio,  it is expected that the servicing  rights for most newly originated  Countrywide  Home Loans mortgage loans will be transferred to Countrywide  Servicing upon sale or securitization  of the related  mortgage  loans.  Countrywide  Servicing  is engaged in the  business of  servicing mortgage  loans and will not  originate  or acquire  loans,  an  activity  that will  continue to be  performed  by
Countrywide  Home Loans. In addition to acquiring  mortgage  servicing  rights from  Countrywide  Home Loans, it is expected that Countrywide  Servicing will service mortgage loans for non-Countrywide  Home Loans affiliated parties as well as subservice mortgage loans on behalf of other master servicers.

         In connection with the  establishment  of Countrywide  Servicing,  certain  employees of Countrywide  Home
Loans became  employees of Countrywide  Servicing.  Countrywide  Servicing has engaged  Countrywide Home Loans as a subservicer to perform certain loan servicing activities on its behalf.

         Countrywide  Servicing is an approved  mortgage loan servicer for Fannie Mae, Freddie Mac, Ginnie Mae, HUD and VA and is licensed to service  mortgage  loans in each state where a license is  required.  Its loan  servicing activities are  guaranteed by Countrywide  Financial  and/or  Countrywide  Home Loans when required by the owner of the mortgage loans.

         Countrywide Home Loans

         Countrywide  Home Loans is a New York  corporation  and a direct wholly owned  subsidiary  of  Countrywide
Financial  Corporation,  a Delaware  corporation  ("Countrywide  Financial").  The principal  executive  offices of
Countrywide Home Loans are located at 4500 Park Granada,  Calabasas,  California  91302.  Countrywide Home Loans is
engaged  primarily in the mortgage banking business,  and as part of that business,  originates,  purchases,  sells and services  mortgage loans.  Countrywide Home Loans originates  mortgage loans through a retail branch system and through mortgage loan brokers and  correspondents  nationwide.  Mortgage loans originated by Countrywide Home Loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences.

         Except as otherwise  indicated,  reference in the remainder of this prospectus  supplement to "Countrywide
Home  Loans"  should be read to  include  Countrywide  Home  Loans  and its  consolidated  subsidiaries,  including
Countrywide  Servicing.  Countrywide Home Loans services  substantially  all of the mortgage loans it originates or acquires.  In  addition,  Countrywide  Home  Loans has  purchased  in bulk the  rights to  service  mortgage  loans originated  by other  lenders.  Countrywide  Home  Loans  has in the past and may in the  future  sell to  mortgage bankers and other  institutions  a portion of its  portfolio  of loan  servicing  rights.  As of December 31, 2002,
December 31, 2003,  December 31, 2004,  December 31, 2005,  December 31, 2006 and June 30, 2007,  Countrywide  Home
Loans  provided  servicing  for  mortgage  loans with an  aggregate  principal  balance of  approximately  $452.405 billion,  $644.855 billion,  $838.322  billion,  $1,111.090  billion,  $1,298.394  billion and $1,415.472  billion, respectively, substantially all of which were being serviced for unaffiliated persons.

         Mortgage Loan Production

         The following table sets forth, by number and dollar amount of mortgage  loans,  the residential  mortgage loan production of Countrywide Financial for the periods indicated.

                                                          Consolidated Mortgage Loan Production
                                        ________________________________________________________________________________

                                                                     Years Ended
                                                                    December 31,
                                                                                                              Six Months
                                                                                                                Ended
                                                                                                                June 30,
                                            2002          2003         2004         2005           2006          2007
                                        ________________________________________________________________________________
                                                        (Dollars in millions, except average loan amount)
Conventional Conforming Loans
  Number of Loans.......................    993,538     1,509,925      826,914       776,479       723,933       524,469
  Volume of Loans.......................$   149,072   $   234,526  $   134,762   $   159,561   $   149,095   $   105,505
     Percent of Total Dollar Volume.....      59.2%         53.9%        37.1%         32.2%         32.2%         43.0%
Conventional Non-conforming Loans
  Number of Loans.......................    283,536       562,389      529,192       866,476       730,511       299,575
  Volume of Loans.......................$    62,665   $   138,006  $   144,663   $   235,614   $   211,841   $    95,661
     Percent of Total Dollar Volume.....      24.9%         31.7%        39.9%         47.6%         45.8%         39.0%
FHA/VA Loans
  Number of Loans.......................    157,626       196,063      105,562        80,555        89,753        58,275
  Volume of Loans.......................$    19,093   $    24,402  $    13,247   $    10,714   $    13,093   $     9,224
     Percent of Total Dollar Volume.....       7.6%          5.6%         3.6%          2.2%          2.8%          3.8%
Prime Home Equity Loans
  Number of Loans.......................    316,049       453,817      587,046       728,252       716,353       324,775
  Volume of Loans.......................$    11,650   $    18,103  $    30,893   $    44,850   $    47,876   $    21,135
     Percent of Total Dollar Volume.....       4.6%          4.2%         8.5%          9.1%         10.4%          8.6%
Nonprime Mortgage Loans
  Number of Loans.......................     63,195       124,205      250,030       278,112       245,881        73,202
  Volume of Loans.......................$     9,421   $    19,827  $    39,441   $    44,637   $    40,596   $    13,602
     Percent of Total Dollar Volume.....       3.7%          4.6%        10.9%          9.0%          8.8%          5.6%
Total Loans
  Number of Loans.......................  1,813,944     2,846,399    2,298,744     2,729,874     2,506,431     1,280,296
  Volume of Loans.......................$   251,901   $   434,864  $   363,006   $   495,376   $   462,501   $   245,127
  Average Loan Amount...................$   139,000   $   153,000  $   158,000   $   181,000   $   185,000   $   191,000
  Non-Purchase Transactions(1)..........       66%           72%          51%           53%           55%           60%
  Adjustable-Rate Loans(1)..............       14%           21%          52%           53%           46%           31%

(1)  Percentage of total mortgage loan production (excluding commercial real estate loans) based on dollar volume.

         Loan Servicing

         Countrywide  Servicing has  established  standard  policies for the servicing and collection of mortgages.
Servicing includes, but is not limited to:

              (a) collecting, aggregating and remitting mortgage loan payments;

              (b) accounting for principal and interest;

              (c) holding escrow (impound) funds for payment of taxes and insurance;

              (d) making inspections as required of the mortgaged properties;

              (e) preparation of tax related information in connection with the mortgage loans;

              (f) supervision of delinquent mortgage loans;

              (g) loss mitigation efforts;

              (h) foreclosure proceedings and, if applicable, the disposition of mortgaged properties; and

              (i) generally administering the mortgage loans, for which it receives servicing fees.

         Billing  statements  with  respect to mortgage  loans are mailed  monthly by  Countrywide  Servicing.  The statement  details all debits and credits and specifies the payment due.  Notice of changes in the applicable  loan rate are provided by Countrywide Servicing to the mortgagor with these statements.

         Collection Procedures

         When a mortgagor fails to make a payment on a mortgage loan,  Countrywide  Servicing attempts to cause the deficiency  to be cured by  corresponding  with the  mortgagor.  In most cases,  deficiencies  are cured  promptly.
Pursuant to Countrywide  Servicing's servicing  procedures,  Countrywide Servicing generally mails to the mortgagor a notice of intent to  foreclose  after the loan  becomes 61 days past due (three  payments  due but not  received)
and, generally within 59 days thereafter,  if the loan remains delinquent,  institutes  appropriate legal action to foreclose on the  mortgaged  property.  Foreclosure  proceedings  may be terminated  if the  delinquency  is cured.
Mortgage loans to borrowers in bankruptcy  proceedings  may be  restructured in accordance with law and with a view to maximizing recovery of the loans, including any deficiencies.

         Once foreclosure is initiated by Countrywide  Servicing,  a foreclosure tracking system is used to monitor the progress of the proceedings.  The system includes state specific  parameters to monitor whether proceedings are progressing  within the time frame  typical for the state in which the  mortgaged  property is located.  During the foreclosure  proceeding,  Countrywide  Servicing  determines  the  amount of the  foreclosure  bid and  whether  to liquidate the mortgage loan.

         If  foreclosed,  the  mortgaged  property  is sold at a public or  private  sale and may be  purchased  by
Countrywide  Servicing.  After  foreclosure,  Countrywide  Servicing  may  liquidate  the  mortgaged  property  and charge-off the loan balance which was not recovered through liquidation proceeds.

         Servicing and  charge-off  policies and  collection  practices  with respect to mortgage  loans may change over time in accordance  with,  among other  things,  Countrywide  Servicing's  business  judgment,  changes in the servicing portfolio and applicable laws and regulations.

         Static Pool Data

         Certain  static  pool data with  respect  to the  delinquency,  cumulative  loss and  prepayment  data for
Countrywide Home Loans is available online at:  http://www.countrywidedealsdata.com/?CWDD=01200708.

                                             MORTGAGE LOAN ORIGINATION

General

         Approximately  29.12%,  7.08% and 0.45% of the Sub-Group I, Sub-Group II and Sub-Group III mortgage loans, respectively,  have been acquired by the Sponsor from various sellers and were  originated  generally in accordance with the EMC's underwriting  guidelines.  Approximately  36.13%, 74.49% and 96.42% of the Sub-Group I, Sub-Group II
and Sub-Group III mortgage  loans,  respectively,  were  originated by  Countrywide.  The remainder of the mortgage loans and mortgage loans were  originated by various  originators,  none of which have  originated more than 10% of the mortgage loans in the aggregate.

         EMC

         The following describes the underwriting guidelines established by the Sponsor.

         EMC Underwriting Guidelines

         The following is a description of the underwriting  policies  customarily  employed by EMC with respect to the  residential  mortgage loans that EMC originated  during the period of origination of the mortgage  loans.  EMC has  represented  to the  Depositor  that the mortgage  loans were  originated  generally in  accordance  with such policies.

         The mortgage loans originated by EMC, or EMC mortgage loans,  are  "conventional  non-conforming  mortgage loans" (i.e., loans that are not insured by the Federal Housing Authority,  or FHA, or partially  guaranteed by the
Veterans  Administration  or which do not qualify  for sale to Fannie Mae or Freddie  Mac) and are secured by first liens on one-to  four-family  residential  properties.  These loans typically differ from those underwritten to the guidelines  established  by Fannie Mae and Freddie Mac primarily with respect to the original  principal  balances, loan-to-value  ratios,  borrower  income,  required  documentation,  interest  rates,  borrower  occupancy  of  the mortgaged  property,  property  types and/or  mortgage  loans with  loan-to-value  ratios over 80% that do not have primary  mortgage  insurance.  The EMC mortgage loans have either been originated or purchased by an originator and were generally  underwritten  in accordance with the standards  described  herein.  Exceptions to the  underwriting guidelines are permitted when the seller's  performance  supports such action and the variance  request is approved by credit management.

         Such  underwriting  standards  are applied to evaluate  the  prospective  borrower's  credit  standing and repayment  ability and the value and  adequacy  of the  mortgaged  property  as  collateral.  These  standards  are applied in accordance with the applicable  federal and state laws and  regulations.  Exceptions to the underwriting standards are permitted where compensating factors are present and are managed through a formal exception process.

         Generally,  each mortgagor  will have been required to complete an application  designed to provide to the lender  pertinent  credit  information  concerning the mortgagor.  The mortgagor will have given  information  with respect to its assets,  liabilities,  income (except as described below),  credit history,  employment  history and personal  information,  and will have  furnished  the lender with  authorization  to obtain a credit  report  which summarizes the mortgagor's credit history.  In the case of investment  properties and two- to four-unit  dwellings, income derived from the mortgaged property may have been considered for underwriting  purposes,  in addition to the income of the  mortgagor  from other  sources.  With  respect to second  homes or  vacation  properties,  no income derived from the property will have been considered for underwriting purposes.

         With respect to purchase  money or rate/term  refinance  loans  secured by single  family  residences  the following  loan-to-value  ratios and original principal balances are allowed:  loan-to-value  ratios at origination of up to 97% for EMC mortgage  loans with original  principal  balances of up to $375,000 if the loan is secured by the  borrower's  primary  residence,  up to 95% for EMC  mortgage  loans  secured by  one-to-four  family,  primary residences  and single family second homes with original  principal  balances of up to $650,000,  up to 90% for EMC mortgage  loans  secured by  one-to-four  family,  primary  residences,  single  family  second homes with original principal  balances  of up to  $1,000,000  and up to  70%  for  mortgage  loans  secured  by  one-to-four,  primary residences and single family second homes with original  principal  balances of up to $2,000,000,  or super jumbos.
For cash out refinance  loans, the maximum  loan-to-value  ratio generally is 95% and the maximum "cash out" amount permitted is based in part on the original amount of the related EMC mortgage loan.

         With respect to mortgage loans secured by investment  properties,  loan-to-value  ratios at origination of up to 90% for  mortgage  loans with  original  principal  balances up to $500,000  are  permitted.  Mortgage  loans secured by investment  properties  may have higher  original  principal  balances if they have lower  loan-to-value ratios at  origination.  For cash out refinance  loans,  the maximum  loan-to-value  ratio generally is 90% and the maximum "cash out" amount permitted is based in part on the original amount of the related mortgage loan.

         Substantially  all of the EMC mortgage loans included in the mortgage pool with a  loan-to-value  ratio at origination  exceeding 80% have primary mortgage  insurance  policies  insuring a portion of the balance of the EMC mortgage  loan at  least  equal to the  product  of the  original  principal  balance  of the  mortgage  loan and a fraction,  the  numerator of which is the excess of the original  principal  balance of such mortgage loan over 75%
of the lesser of the appraised  value and the selling price of the related  mortgaged  property and the denominator of which is the  original  principal  balance of the related  mortgage  loan,  plus  accrued  interest  thereon and related  foreclosure  expenses is generally  required.  No such primary mortgage  insurance policy will be required with respect to any such EMC mortgage  loan after the date on which the related  loan-to-value  ratio  decreases to
80% or less or, based upon new  appraisal,  the principal  balance of such mortgage loan  represents 80% or less of the new appraised  value.  All of the insurers that have issued primary  mortgage  insurance  policies with respect to the EMC mortgage loans meet Fannie Mae's or Freddie Mac's standard or are acceptable to the Rating Agencies.

         In  determining  whether a prospective  borrower has sufficient  monthly income  available (i) to meet the borrower's  monthly  obligation on their proposed  mortgage loan and (ii) to meet the monthly housing  expenses and other financial  obligations on the proposed mortgage loan, each lender generally  considers,  when required by the applicable  documentation  program, the ratio of such amounts to the proposed borrower's  acceptable stable monthly gross income.  Such ratios vary depending on a number of underwriting  criteria,  including  loan-to-value  ratios, and are determined on a loan-by-loan basis.

         Each  lender  also  examines a  prospective  borrower's  credit  report.  Generally,  each  credit  report provides a credit score for the borrower.  Credit  scores  generally  range from 350 to 840 and are available  from three major credit  bureaus:  Experian  (formerly TRW Information  Systems and Services),  Equifax and Trans Union.
If three credit  scores are  obtained,  the  originator  applies the middle score of the primary wage earner.  If a primary  wage earner  cannot be  determined  because of the  documentation  type,  the lowest  middle  score of all borrowers is used.  Credit  scores are  empirically  derived from  historical  credit  bureau data and  represent a numerical  weighing of a borrower's  credit  characteristics  over a two-year  period.  A credit score is generated
through  the  statistical   analysis  of  a  number  of  credit-related   characteristics   or  variables.   Common
characteristics  include the number of credit lines (trade lines),  payment history,  past delinquencies,  severity of  delinquencies,  current levels of  indebtedness,  types of credit and length of credit history.  Attributes are the specific  values of each  characteristic.  A scorecard  (the model) is created with weights or points  assigned to each  attribute.  An  individual  loan  applicant's  credit score is derived by summing  together the  attribute weights for that applicant.

         EMC Documentation Types

         The  mortgage  loans  have  been  underwritten  under  one  of  the  following   documentation   programs:
"Full/Alternative  Documentation"  (Full/ALT Doc), "Stated Income/Verified Assets" (SIVA),"Limited  Documentation",
"Lite  Documentation",  "No Ratio/Verified  Assets" (No Ratio), "No Income/No  Employment/Verified  Assets" (NIVA);
"Stated  Income/Stated  Assets" (SISA), "No Income/No  Assets/Verified  Employment" (NINA w/EMP), and "No Income/No
Assets/No   Employment"   (NINA  (No  Doc)).  The  requirements  of  these  programs  will  supersede  any  limited
documentation  required  through  the  use  of  an  automated  underwriting  approval  engine,   including  Desktop
Underwriter  ("DU") and Loan  Prospector  ("LP").  All of the programs  require that the applicant  submit a signed and dated current Fannie Mae Residential Loan Application Form 1003.

         Full/Alternative  (Full/ALT  Doc):  The  Full/ALT  Doc  type is based  upon  current  year to date  income documentation as well as the previous two year's income  documentation  (i.e., W-2 forms for salaried borrowers and tax  returns,  including  schedules,  for  self-employed  borrowers).  Salaried  borrowers  must  submit a  written verification of employment  (VOE) or most recent pay stub(s)  covering a 30-day period and indicating  year-to-date earnings.  Each loan is  required  to have a verbal  VOE within  10 calendar  days of  funding.  In  addition,  the borrower  must  submit a written  verification  of deposit  (VOD) with 2 months'  average  balance or his/her  most recent bank  statements  covering a 2-month period.  The borrower's  employment must be located within 100 miles of his or her residence. In addition,  self-employed  borrowers must provide a year to date profit-and-loss  statement and a signed IRS Form 4506-T (as revised on June 1, 2004).  Business  funds for such  applicant  may be used in the provision  of the  required  VOD as long as the  business  is a sole  proprietorship  and a CPA letter is  provided asserting  that (i) 100% of the funds can be  withdrawn  and (ii) there will be no negative  impact on the business as a result of such withdrawal of funds.

         Stated  Income/Verified  Assets (SIVA):  Under the SIVA program,  more emphasis is placed on the value and adequacy of the  mortgaged  property as  collateral,  credit  history and other assets of the borrower  than on the verified  income of the  borrower.  Income is stated on the  application.  However,  the income must be  reasonable given the  employment  stated.  The  borrower's  assets are  verified.  In addition,  the  applicant  must submit a written  verification  of deposit  (VOD) with 2 months'  average  balance or his/her  most recent  bank  statements covering a 2-month  period.  A verbal  verification  of employment  is required  within 10 calendar days of funding the  loan,  and  the  borrower's  employment  must  be  located  within  100 miles  of his or  her  residence.  For self-employed borrowers, a CPA's certification or a copy of a business license is also required.

         Limited  Documentation:  The Limited  Documentation  program is based on the recent twelve  (12) months of consecutive  personal bank statements (or business bank  statements for sole  proprietors).  All individuals  shown on the bank  statement  must be  borrowers  on the loan,  and the income must be  reasonable  given the  employment stated. In determining the borrower's  eligibility for a loan,  monthly income is calculated by averaging  deposits of a consistent  amount for each month.  Large and unusual  deposits are excluded as are deposits  transferred from another  account or line of  credit.  Particular  attention  is paid to  borrowers  whose  income is  derived  from seasonal  employment and recurrences of insufficient and overdraft  charges.  Assets must be verified for reserves, closing costs and required down payment,  as applicable.  A verbal  verification  of employment is required  within
10 calendar days of funding the loan,  and the  borrower's  employment  must be located  within 100 miles of his or her  residence.  For  self-employed  borrowers,  a CPA's  certification  or a copy of a  business  license  is also required.

         Lite  Documentation:  The Lite  Documentation  type is based on the recent six (6) months of personal bank statements  (or business  bank  statements  for sole  proprietorships).  The  borrower's  Form 1003 covers a 2-year period.  All  individuals  shown on the bank statement  must be borrowers on the loan,  and the  borrower's  income must be reasonable  given the employment  stated.  In determining the borrower's  eligibility  for a loan,  monthly income is calculated by averaging  deposits of a consistent  amount for each month.  Large and unusual deposits are excluded as are  deposits  transferred  from  another  account or line of credit.  Particular  attention is paid to borrowers  whose  income is derived  from  seasonal  employment  and  recurrences  of  insufficient  and  overdraft charges.  Assets must be verified for reserves,  closing costs and required down payment,  as applicable.  A verbal verification of employment is required  within 10 calendar days of funding the loan, and the borrower's  employment must be located within 100 miles of his or her residence.  For self-employed  borrowers,  a CPA's  certification or a copy of a business license is also required.

         No  Ratio/Verified  Assets (No Ratio):  Under the No Ratio program,  the borrower's  employment and assets are stated on the Form 1003,  but his/her  income is not  stated.  The  borrower's  assets are  verified  through a written  verification of deposit with 2 months'  average balance or his/her most recent bank statements  covering a
2-month  period.  In addition,  a verbal  verification of employment is required within 10 calendar days of funding the  loan,  and  the  borrower's  employment  must  be  located  within  100  miles  of his or her  residence.  For self-employed borrowers, a CPA's certification or a copy of a business license is also required.

         No Income/No  Employment/Verified  Assets  (NIVA):  The NIVA  program  requires  that the  borrower  state his/her  assets on the Form 1003, but the  borrower's  employment or income need not be stated.  The applicant must submit a written  verification  of deposit with 2 months'  average  balance or his/her most recent bank  statements covering a 2-month  period.  Any large  increases  between  the  average  balance  and the  current  balance of the account must be satisfactorily explained.

         Stated Income/Stated Assets (SISA): Under the SISA program, the borrower's  employment,  income and assets are stated on the Form 10003,  but income and assets are not  verified.  The  borrower's  income must be reasonable given the employment  stated.  A verbal  verification  of employment is required within 10 calendar days of funding the  loan,  and  the  borrower's  employment  must  be  located  within  100  miles  of his or her  residence.  For self-employed borrowers, a CPA's certification or a copy of a business license is also required.

         No  Income/No  Assets/Verified  Employment  (NINA  w/EMP):  Under the NINA  w/EMP  program,  the  borrower states his/her  employment on the Form 1003 but not his/her income or assets.  A verbal  verification of employment is required  within 10 calendar days of funding the loan, and the borrower's  employment must be located within 100 miles  of his or her  residence.  For  self-employed  borrowers,  a CPA's  certification  or a copy  of a  business license is also required.

         No Income/No  Assets/No  Employment  (NINA (No Doc)):  Under the NINA (No Doc) program,  the borrower does not provide his/her employment, income, or assets on the Form 1003.

         Each mortgaged  property  relating to an EMC mortgage loan has been  appraised by a qualified  independent appraiser  who is approved by each  lender.  All  appraisals  are  required to conform to the Uniform  Standards of
Professional  Appraisal  Practice  adopted  by the  Appraisal  Standard  Board of the  Appraisal  Foundation.  Each
appraisal  must meet the  requirements  of Fannie Mae and Freddie Mac.  Fannie Mae and Freddie Mac  require,  among other things,  that the  appraiser,  or its agent on its behalf,  personally  inspect the property  inside and out, verify  whether the property was in good  condition and verify that  construction,  if new, had been  substantially completed.  The  appraisal  generally  will  have been  based on prices  obtained  on  recent  sales of  comparable properties,  determined  in  accordance  with Fannie Mae and Freddie Mac  guidelines.  In certain cases an analysis based on  income  generated  from the  property  or a  replacement  cost  analysis  based  on the  current  cost of constructing or purchasing a similar property may be used.

         Reserves are calculated based on a borrower's  qualifying  payment.  For investment  properties,  reserves are  required for all  properties  owned and not just the subject  property.  Gift funds may not be used to satisfy reserve  requirements,  and reserves must be sourced and seasoned for 60 days.  The use of proceeds from a cash-out refinance to satisfy  one's reserve  requirements  is permitted  for primary  residences  and second homes when the combined  loan-to-value  (CLTV)  of such  properties  is less  than or equal to 80%.  Such use of  proceeds  is not permitted  for primary  residences  and second  homes when the CLTV of such  properties  is greater than 80% or for investment properties.

___________________________________________________________________________
Primary and Secondary Homes
___________________________________________________________________________
Full/Alt, Lite, Limited and SIVA Documentation     Required PITI Reserves
___________________________________________________________________________
o        CLTV <= 90%                                2 months
___________________________________________________________________________
o        CLTV 90.01 - 90.00%                       3 months
___________________________________________________________________________
o        CLTV 95.01 - 100.00%                      4 months
___________________________________________________________________________
No Ratio and NIVA Documentation
___________________________________________________________________________
o        CLTV <= 90%                                3 months
___________________________________________________________________________
o        CLTV 90.01 - 90.00%                       4 months
___________________________________________________________________________
o        CLTV 95.01 - 100.00%                      5 monts
___________________________________________________________________________
SISA Documentation
___________________________________________________________________________
o        CLTV <= 90%                                4 months
___________________________________________________________________________
o        CLTV 90.01 - 90.00%                       6 months
___________________________________________________________________________
o        CLTV 95.01 - 100.00%                      8 months
___________________________________________________________________________
Investment Property
___________________________________________________________________________
Full/Alt, Lite, Limited and SIVA Documentation
___________________________________________________________________________
o        All CLTVs                                 6 months
___________________________________________________________________________
No Ratio, NIVA and SISA Documentaiton
___________________________________________________________________________
o        All CLTVs                                 8 monts
___________________________________________________________________________

Countrywide Home Loans, Inc.

         Note: Loan-to-Value Ratio as used in "—Underwriting Standards" below has the following meaning:

         The "Loan-to-Value  Ratio" of a mortgage loan at any given time is a fraction,  expressed as a percentage, the numerator of which is the principal  balance of the related mortgage loan at the date of determination  and the denominator of which is:

     o   in the case of a purchase,  the lesser of the selling  price of the  mortgaged  property or its  appraised value at the time of sale or

     o   in the case of a refinance,  the appraised  value of the mortgaged  property at the time of the refinance, except in the case of a mortgage  loan  underwritten  pursuant  to  Countrywide  Home  Loans'  Streamlined
         Documentation Program as described under "—Underwriting Standards—General".

         With respect to mortgage loans originated  pursuant to Countrywide Home Loans'  Streamlined  Documentation
Program,

     o   if the  loan-to-value  ratio at the time of the origination of the mortgage loan being  refinanced was 80%
         or  less  and  the  loan  amount  of the  new  loan  being  originated  is  $650,000  or  less,  then  the
         "Loan-to-Value  Ratio" will be the ratio of the principal amount of the new mortgage loan being originated divided by the appraised  value of the related  mortgaged  property at the time of the  origination of the
         Mortgage Loan being  refinanced,  as  reconfirmed by  Countrywide  Home Loans using an automated  property valuation system; or

     o   if the  loan-to-value  ratio at the time of the  origination  of the mortgage  loan being  refinanced  was greater than 80% or the loan amount of the new loan being  originated is greater than  $650,000,  then the
         "Loan-to-Value  Ratio" will be the ratio of the principal amount of the new mortgage loan being originated divided by the appraised value of the related  mortgaged  property as determined by an appraisal  obtained by Countrywide  Home Loans at the time of the  origination  of the new mortgage  loan. See  "—Underwriting
         Standards—General" below.

         No  assurance  can be given that the value of any  mortgaged  property  has remained or will remain at the level that existed on the appraisal or sales date. If residential  real estate values  generally or in a particular
geographic  area  decline,   the  Loan-to-Value  Ratios  might  not  be  a  reliable  indicator  of  the  rates  of delinquencies, foreclosures and losses that could occur with respect to the mortgage loans.

Underwriting Standards

General

         Countrywide Home Loans,  Inc., a New York  corporation  ("Countrywide  Home Loans"),  has been originating mortgage  loans  since 1969.  Countrywide  Home  Loans'  underwriting  standards  are  applied in  accordance  with applicable federal and state laws and regulations.

         As  part  of  its  evaluation  of  potential  borrowers,  Countrywide  Home  Loans  generally  requires  a description  of income.  If required by its  underwriting  guidelines,  Countrywide  Home Loans obtains  employment verification  providing  current and historical income  information  and/or a telephonic  employment  confirmation.
Such employment  verification  may be obtained,  either through analysis of the prospective  borrower's  recent pay stub and/or W-2 forms for the most recent two years,  relevant  portions of the most recent two years' tax returns, or from the  prospective  borrower's  employer,  wherein the employer  reports the length of employment and current salary with that  organization.  Self-employed  prospective  borrowers  generally  are required to submit  relevant portions of their federal tax returns for the past two years.

         In  assessing  a  prospective  borrower's  creditworthiness,  Countrywide  Home Loans may use FICO  Credit
Scores.  "FICO Credit Scores" are statistical  credit scores designed to assess a borrower's  creditworthiness  and likelihood to default on a consumer  obligation over a two-year period based on a borrower's  credit history.  FICO
Credit Scores were not developed to predict the likelihood of default on mortgage loans and,  accordingly,  may not be  indicative  of the  ability  of a  borrower  to  repay  its  mortgage  loan.  FICO  Credit  Scores  range  from approximately  250 to approximately  900, with higher scores  indicating an individual with a more favorable credit history  compared to an individual  with a lower score.  Under  Countrywide  Home Loans'  underwriting  guidelines, borrowers  possessing  higher FICO Credit  Scores,  which  indicate a more  favorable  credit  history and who give
Countrywide  Home  Loans the right to obtain  the tax  returns  they  filed for the  preceding  two  years,  may be eligible for Countrywide Home Loans' processing program  (the "Preferred Processing Program").

         Periodically  the data used by  Countrywide  Home  Loans to  complete  the  underwriting  analysis  may be obtained by a third party,  particularly  for mortgage loans  originated  through a loan  correspondent or mortgage broker.  In those  instances,  the initial  determination  as to whether a mortgage loan complies with  Countrywide
Home Loans' underwriting  guidelines may be made by an independent company hired to perform  underwriting  services on behalf of Countrywide Home Loans,  the loan  correspondent  or mortgage  broker.  In addition,  Countrywide Home
Loans  may  acquire  mortgage  loans  from  approved  correspondent  lenders  under a  program  pursuant  to  which
Countrywide  Home Loans  delegates  to the  correspondent  the  obligation  to  underwrite  the  mortgage  loans to
Countrywide  Home Loans'  standards.  Under these  circumstances,  the underwriting of a mortgage loan may not have been reviewed by Countrywide Home Loans before  acquisition of the mortgage loan and the  correspondent  represents that Countrywide  Home Loans'  underwriting  standards have been met. After  purchasing  mortgage loans under those circumstances,  Countrywide  Home Loans conducts a quality  control review of a sample of the mortgage  loans.  The number  of loans  reviewed  in the  quality  control  process  varies  based on a  variety  of  factors,  including
Countrywide  Home Loans' prior  experience  with the  correspondent  lender and the results of the quality  control review process itself.

         Countrywide  Home Loans'  underwriting  standards are applied by or on behalf of Countrywide Home Loans to evaluate  the  prospective  borrower's  credit  standing  and  repayment  ability and the value and adequacy of the mortgaged property as collateral.  Under those standards,  a prospective  borrower must generally  demonstrate that the ratio of the borrower's  monthly housing expenses  (including  principal and interest on the proposed  mortgage loan and, as applicable,  the related monthly portion of property taxes,  hazard insurance and mortgage  insurance)
to the  borrower's  monthly  gross  income and the ratio of total  monthly  debt to the monthly  gross  income (the
"debt-to-income"   ratios)  are  within  acceptable  limits.  If  the  prospective  borrower  has  applied  for  an interest-only  Six-Month LIBOR Loan, the interest  component of the monthly  mortgage  expense is calculated  based upon the initial  interest  rate plus 2%. If the  prospective  borrower has applied for a 3/1 Mortgage Loan or 3/27
Mortgage  Loan and the  Loan-to-Value  Ratio is less than or equal to 75%,  the  interest  component of the monthly mortgage  expense is calculated  based on the initial loan interest rate; if the  Loan-to-Value  Ratio exceeds 75%, the interest  component of the monthly  mortgage  expense  calculation  is based on the initial loan  interest rate plus 2%. If the  prospective  borrower has applied for a 5/1 Mortgage  Loan, a 5/25  Mortgage  Loan, a 7/1 Mortgage
Loan, a 7/23 Mortgage Loan, a 10/1 Mortgage Loan or a 10/20  Mortgage  Loan, the interest  component of the monthly mortgage  expense is calculated  based on the initial loan interest rate. If the  prospective  borrower has applied for a Negative  Amortization Loan, the interest component of the monthly housing expense  calculation is based upon the  greater  of  4.25%  and the  fully  indexed  mortgage  note  rate at the  time  of  loan  application.  If the
prospective  borrower  has  applied  for  a  Hybrid  Negative   Amortization  Loan,  the  monthly  housing  expense
calculation  is  based  upon  an  interest  only  payment  at  the  initial  note  rate.  The  maximum   acceptable
debt-to-income  ratio,  which is determined on a loan-by-loan  basis varies  depending on a number of  underwriting criteria,  including the  Loan-to-Value  Ratio,  loan purpose,  loan amount and credit history of the borrower.  In addition to meeting the debt-to-income  ratio guidelines,  each prospective borrower is required to have sufficient cash  resources to pay the down payment and closing  costs.  Exceptions  to  Countrywide  Home Loans'  underwriting guidelines  may be  made  if  compensating  factors  are  demonstrated  by a  prospective  borrower.  Additionally,
Countrywide  Home Loans does permit its adjustable rate mortgage loans,  hybrid  adjustable rate mortgage loans and negative  amortization  mortgage loans to be assumed by a purchaser of the related mortgaged  property,  so long as the mortgage loan is in its adjustable  rate period  (except for a 3/1 Mortgage  Loan,  which may be assumed during the fixed rate period) and the related  purchaser meets  Countrywide  Home Loans'  underwriting  standards that are then in effect.

         Countrywide  Home  Loans  may  provide  secondary  financing  to a  borrower  contemporaneously  with  the origination  of a mortgage  loan,  subject to the  following  limitations:  the  Loan-to-Value  Ratio of the senior
(i.e., first) lien may not exceed 80% and the combined  Loan-to-Value  Ratio may not exceed 100%.  Countrywide Home
Loans'  underwriting  guidelines  do not  prohibit  or  otherwise  restrict a  borrower  from  obtaining  secondary financing  from  lenders  other than  Countrywide  Home  Loans,  whether at  origination  of the  mortgage  loan or thereafter.

         The nature of the  information  that a borrower is required to  disclose  and whether the  information  is verified  depends,  in part, on the  documentation  program used in the origination  process.  In general under the
Full  Documentation  Loan Program (the "Full  Documentation  Program"),  each  prospective  borrower is required to complete an application which includes  information with respect to the applicant's  assets,  liabilities,  income, credit  history,  employment  history and other  personal  information.  Self-employed  individuals  are  generally required to submit their two most recent  federal income tax returns.  Under the Full  Documentation  Program,  the underwriter  verifies the  information  contained in the  application  relating to employment,  income,  assets and mortgages.

         A prospective  borrower may be eligible for a loan approval process that limits or eliminates  Countrywide
Home  Loans'  standard  disclosure  or  verification  requirements  or both.  Countrywide  Home  Loans  offers  the following  documentation programs as alternatives to its Full Documentation  Program: an Alternative  Documentation
Loan Program  (the  "Alternative  Documentation  Program"),  a Reduced  Documentation  Loan  Program (the  "Reduced
Documentation  Program"),  a CLUES Plus Documentation Loan Program (the "CLUES Plus Documentation  Program"),  a No
Income/No  Asset  Documentation  Loan  Program  (the  "No  Income/No  Asset  Documentation   Program"),   a  Stated
Income/Stated  Asset  Documentation Loan Program (the "Stated  Income/Stated  Asset  Documentation  Program") and a
Streamlined Documentation Loan Program (the "Streamlined Documentation Program").

         For all mortgage loans  originated or acquired by Countrywide  Home Loans,  Countrywide Home Loans obtains a credit report relating to the applicant from a credit reporting  company.  The credit report  typically  contains information  relating to such matters as credit history with local and national merchants and lenders,  installment debt payments and any record of defaults,  bankruptcy,  dispossession,  suits or judgments. All adverse information in the credit report is required to be explained by the  prospective  borrower to the  satisfaction  of the lending officer.

         Except with respect to the mortgage loans originated  pursuant to its Streamlined  Documentation  Program, whose values were  confirmed  with a Fannie Mae  proprietary  automated  valuation  model,  Countrywide  Home Loans obtains  appraisals from  independent  appraisers or appraisal  services for properties that are to secure mortgage loans.  The  appraisers  inspect and appraise the  proposed  mortgaged  property and verify that the property is in acceptable  condition.  Following  each  appraisal,  the appraiser  prepares a report which  includes a market data analysis based on recent sales of comparable  homes in the area and, when deemed  appropriate,  a replacement  cost analysis  based on the current cost of  constructing  a similar  home.  All  appraisals  are required to conform to
Fannie Mae or Freddie Mac appraisal standards then in effect.

         Countrywide  Home Loans  requires  title  insurance on all of its mortgage loans secured by first liens on real  property.  Countrywide  Home Loans also  requires  that fire and  extended  coverage  casualty  insurance  be maintained  on the  mortgaged  property  in an  amount  at least  equal to the  principal  balance  of the  related single-family mortgage loan or the replacement cost of the mortgaged property, whichever is less.

         In addition to Countrywide  Home Loans'  standard  underwriting  guidelines  (the  "Standard  Underwriting
Guidelines"),  which are  consistent in many respects with the guidelines  applied to mortgage  loans  purchased by
Fannie Mae and Freddie Mac,  Countrywide Home Loans uses underwriting  guidelines  featuring expanded criteria (the
"Expanded Underwriting Guidelines").  The Standard Underwriting Guidelines and the Expanded Underwriting Guidelines
are described further under the next two headings.

Standard Underwriting Guidelines

         Countrywide Home Loans' Standard Underwriting  Guidelines for mortgage loans with non-conforming  original principal  balances  generally  allow  Loan-to-Value  Ratios at origination of up to 95% for purchase money or rate and term  refinance  mortgage  loans with  original  principal  balances of up to $400,000,  up to 90% for mortgage loans with original  principal  balances of up to $650,000,  up to 75% for mortgage  loans with original  principal balances of up to $1,000,000,  up to 65% for mortgage loans with original  principal  balances of up to $1,500,000, and up to 60% for mortgage loans with original principal balances of up to $2,000,000.

         For cash-out  refinance  mortgage  loans,  Countrywide  Home Loans' Standard  Underwriting  Guidelines for
mortgage  loans  with  non-conforming   original  principal  balances  generally  allow  Loan-to-Value   Ratios  at
origination of up to 75% and original  principal  balances ranging up to $650,000.  The maximum  "cash-out"  amount permitted is $200,000 and is based in part on the original  Loan-to-Value  Ratio of the related  mortgage  loan. As used in this prospectus  supplement,  a refinance mortgage loan is classified as a cash-out refinance mortgage loan by Countrywide  Home Loans if the borrower  retains an amount greater than the lesser of 2% of the entire amount of the proceeds from the refinancing of the existing loan or $2,000.

         Countrywide Home Loans' Standard  Underwriting  Guidelines for conforming balance mortgage loans generally allow  Loan-to-Value  Ratios at  origination on owner occupied  properties of up to 95% on 1 unit  properties  with principal  balances up to $417,000  ($625,500 in Alaska and Hawaii) and 2 unit properties  with principal  balances up to $533,850  ($800,775 in Alaska and Hawaii) and up to 80% on 3 unit  properties  with principal  balances of up to $645,300  ($967,950  in Alaska and  Hawaii)  and 4 unit  properties  with  principal  balances of up to $801,950
($1,202,925 in Alaska and Hawaii). On second homes,  Countrywide Home Loans' Standard  Underwriting  Guidelines for
conforming  balance  mortgage  loans  generally  allow  Loan-to-Value  Ratios at origination of up to 95% on 1 unit properties  with  principal  balances up to  $417,000  ($625,500  in Alaska and  Hawaii).  Countrywide  Home Loans'
Standard  Underwriting  Guidelines for conforming  balance mortgage loans generally allow  Loan-to-Value  Ratios at origination  on investment  properties of up to 90% on 1 unit  properties  with  principal  balances up to $417,000
($625,500 in Alaska and Hawaii) and 2 unit  properties with principal  balances up to $533,850  ($800,775 in Alaska and Hawaii) and up to 75% on 3 unit  properties with principal  balances of up to $645,300  ($967,950 in Alaska and
Hawaii) and 4 unit properties with principal balances of up to $801,950 ($1,202,925 in Alaska and Hawaii).

         Under its Standard  Underwriting  Guidelines,  Countrywide  Home Loans generally  permits a debt-to-income ratio  based on the  borrower's  monthly  housing  expenses  of up to 33% and a  debt-to-income  ratio based on the borrower's total monthly debt of up to 38%.

         In connection with the Standard  Underwriting  Guidelines,  Countrywide  Home Loans originates or acquires mortgage  loans  under  the  Full  Documentation  Program,  the  Alternative  Documentation  Program,  the  Reduced
Documentation Program, the CLUES Plus Documentation Program or the Streamlined Documentation Program.

         The  Alternative  Documentation  Program  permits a borrower to provide  W-2 forms  instead of tax returns covering  the most recent two years,  permits  bank  statements  in lieu of  verification  of deposits  and permits alternative methods of employment verification.

         Under the Reduced Documentation  Program, some underwriting  documentation  concerning income,  employment and  asset  verification  is  waived.  Countrywide  Home  Loans  obtains  from  a  prospective  borrower  either  a verification of deposit or bank  statements for the two-month  period  immediately  before the date of the mortgage loan  application or verbal  verification of employment.  Since  information  relating to a prospective  borrower's income  and  employment  is not  verified,  the  borrower's  debt-to-income  ratios  are  calculated  based  on the information  provided by the borrower in the mortgage loan application.  The maximum  Loan-to-Value Ratio ranges up to 95%.

         The CLUES Plus  Documentation  Program  permits the  verification  of employment by alternative  means, if necessary,  including  verbal  verification  of  employment  or reviewing  paycheck  stubs  covering the pay period immediately  prior  to the  date of the  mortgage  loan  application.  To  verify  the  borrower's  assets  and the sufficiency  of the  borrower's  funds  for  closing,  Countrywide  Home  Loans  obtains  deposit  or bank  account statements  from  each  prospective  borrower  for the month  immediately  prior to the date of the  mortgage  loan application.  Under the CLUES Plus  Documentation  Program,  the maximum  Loan-to-Value  Ratio is 75% and  property values may be based on  appraisals  comprising  only interior and exterior  inspections.  Cash-out  refinances  and investor properties are not permitted under the CLUES Plus Documentation Program.

         The  Streamlined  Documentation  Program is  available  for  borrowers  who are  refinancing  an  existing mortgage loan that was originated or acquired by Countrywide  Home Loans  provided  that,  among other things,  the mortgage loan has not been more than 30 days delinquent in payment during the previous  twelve-month  period. Under the  Streamlined  Documentation  Program,  appraisals  are  obtained  only if the loan  amount  of the  loan  being refinanced had a  Loan-to-Value  Ratio at the time of origination in excess of 80% or if the loan amount of the new loan being  originated is greater than  $650,000.  In addition,  under the  Streamlined  Documentation  Program,  a credit  report is obtained  but only a limited  credit  review is  conducted,  no income or asset  verification  is required,  and  telephonic  verification  of  employment is permitted.  The maximum  Loan-to-Value  Ratio under the
Streamlined Documentation Program ranges up to 95%.

Expanded Underwriting Guidelines

         Mortgage loans which are  underwritten  pursuant to the Expanded  Underwriting  Guidelines may have higher
Loan-to-Value Ratios, higher loan amounts and different  documentation  requirements than those associated with the
Standard Underwriting  Guidelines.  The Expanded  Underwriting  Guidelines also permit higher debt-to-income ratios than mortgage loans underwritten pursuant to the Standard Underwriting Guidelines.

         Countrywide Home Loans' Expanded Underwriting  Guidelines for mortgage loans with non-conforming  original principal  balances  generally  allow  Loan-to-Value  Ratios at origination of up to 95% for purchase money or rate and term  refinance  mortgage  loans with  original  principal  balances of up to $400,000,  up to 90% for mortgage loans with original  principal  balances of up to $650,000,  up to 80% for mortgage  loans with original  principal balances of up to  $1,000,000,  up to 75% for mortgage loans with original  principal  balances of up to $1,500,000 and  up  to  70%  for  mortgage  loans  with  original  principal  balances  of  up to  $3,000,000.  Under  certain circumstances,  however,  Countrywide Home Loans' Expanded  Underwriting  Guidelines allow for Loan-to-Value Ratios of up to 100% for purchase money mortgage loans with original principal balances of up to $375,000.

         For cash-out  refinance  mortgage  loans,  Countrywide  Home Loans' Expanded  Underwriting  Guidelines for
mortgage  loans  with  non-conforming   original  principal  balances  generally  allow  Loan-to-Value   Ratios  at
origination of up to 90% and original  principal  balances ranging up to $1,500,000.  The maximum "cash-out" amount permitted is $400,000 and is based in part on the original Loan-to-Value Ratio of the related mortgage loan.

         Countrywide Home Loans' Expanded  Underwriting  Guidelines for conforming balance mortgage loans generally allow  Loan-to-Value  Ratios at origination on owner occupied  properties of up to 100% on 1 unit  properties  with principal  balances up to $417,000  ($625,500 in Alaska and Hawaii) and 2 unit properties  with principal  balances up to $533,850  ($800,775 in Alaska and Hawaii) and up to 85% on 3 unit  properties  with principal  balances of up to $645,300  ($967,950  in Alaska and  Hawaii)  and 4 unit  properties  with  principal  balances of up to $801,950
($1,202,925 in Alaska and Hawaii). On second homes,  Countrywide Home Loans' Expanded  Underwriting  Guidelines for
conforming  balance  mortgage  loans  generally  allow  Loan-to-Value  Ratios at origination of up to 95% on 1 unit properties  with  principal  balances up to  $417,000  ($625,500  in Alaska and  Hawaii).  Countrywide  Home Loans'
Expanded  Underwriting  Guidelines for conforming  balance mortgage loans generally allow  Loan-to-Value  Ratios at origination  on investment  properties of up to 90% on 1 unit  properties  with  principal  balances up to $417,000
($625,500 in Alaska and Hawaii) and 2 unit  properties with principal  balances up to $533,850  ($800,775 in Alaska and Hawaii) and up to 85% on 3 unit  properties with principal  balances of up to $645,300  ($967,950 in Alaska and
Hawaii) and 4 unit properties with principal balances of up to $801,950 ($1,202,925 in Alaska and Hawaii).

         Under its Expanded  Underwriting  Guidelines,  Countrywide  Home Loans generally  permits a debt-to-income ratio  based on the  borrower's  monthly  housing  expenses  of up to 36% and a  debt-to-income  ratio based on the borrower's total monthly debt of up to 40%;  provided,  however,  that if the Loan-to-Value  Ratio exceeds 80%, the maximum permitted debt-to-income ratios are 33% and 38%, respectively.

         In connection with the Expanded  Underwriting  Guidelines,  Countrywide  Home Loans originates or acquires mortgage  loans  under  the  Full  Documentation  Program,  the  Alternative  Documentation  Program,  the  Reduced
Documentation  Loan  Program,  the No Income/No  Asset  Documentation  Program and the Stated  Income/Stated  Asset
Documentation  Program.  Neither the No Income/No Asset  Documentation  Program nor the Stated  Income/Stated Asset
Documentation Program is available under the Standard Underwriting Guidelines.

         The same  documentation  and  verification  requirements  apply to  mortgage  loans  documented  under the
Alternative  Documentation  Program  regardless  of  whether  the loan has been  underwritten  under  the  Expanded
Underwriting  Guidelines or the Standard  Underwriting  Guidelines.  However,  under the Alternative  Documentation
Program,  mortgage  loans that have been  underwritten  pursuant to the Expanded  Underwriting  Guidelines may have higher loan balances and Loan-to-Value Ratios than those permitted under the Standard Underwriting Guidelines.

         Similarly,  the same documentation and verification  requirements apply to mortgage loans documented under the  Reduced  Documentation  Program  regardless  of  whether  the loan has been  underwritten  under the  Expanded
Underwriting  Guidelines  or the  Standard  Underwriting  Guidelines.  However,  under  the  Reduced  Documentation
Program,  higher loan balances and Loan-to-Value  Ratios are permitted for mortgage loans underwritten  pursuant to the Expanded Underwriting Guidelines than those permitted under the Standard Underwriting  Guidelines.  The maximum
Loan-to-Value  Ratio,  including  secondary  financing,  ranges up to 90%. The borrower is not required to disclose any  income  information  for  some  mortgage  loans  originated  under  the  Reduced  Documentation  Program,  and accordingly  debt-to-income  ratios are not  calculated  or  included  in the  underwriting  analysis.  The maximum
Loan-to-Value Ratio, including secondary financing, for those mortgage loans ranges up to 85%.

         Under  the  No  Income/No  Asset  Documentation  Program,  no  documentation  relating  to  a  prospective borrower's  income,  employment or assets is required and  therefore  debt-to-income  ratios are not  calculated or included in the  underwriting  analysis,  or if the  documentation  or calculations are included in a mortgage loan file,  they are not taken into  account  for  purposes of the  underwriting  analysis.  This  program is limited to borrowers  with  excellent  credit  histories.  Under the No Income/No  Asset  Documentation  Program,  the maximum
Loan-to-Value  Ratio,  including  secondary  financing,  ranges up to 95%.  Mortgage loans  originated under the No
Income/No Asset Documentation Program are generally eligible for sale to Fannie Mae or Freddie Mac.

         Under the Stated  Income/Stated Asset Documentation  Program, the mortgage loan application is reviewed to determine  that the stated  income is  reasonable  for the  borrower's  employment  and that the stated  assets are consistent  with the borrower's  income.  The Stated  Income/Stated  Asset  Documentation  Program  permits maximum
Loan-to-Value  Ratios up to 90%.  Mortgage loans  originated  under the Stated  Income/Stated  Asset  Documentation
Program are generally eligible for sale to Fannie Mae or Freddie Mac.

         Under the Expanded  Underwriting  Guidelines,  Countrywide  Home Loans may also provide  mortgage loans to borrowers who are not U.S. citizens,  including permanent and non-permanent  residents. The borrower is required to have a valid U.S. social  security number or a certificate of foreign status (IRS form W 8). The borrower's  income and assets must be verified under the Full  Documentation  Program or the Alternative  Documentation  Program.  The
maximum Loan-to-Value Ratio, including secondary financing, is 80%.

                                          DESCRIPTION OF THE CERTIFICATES

         The trust  will  issue the  Certificates  pursuant  to the  Agreement.  The  Certificates  consist  of the classes  of  Certificates  reflected  on  pages  S-9 and  S-10 of this  prospectus  supplement,  which  we refer to collectively as the Offered  Certificates,  and one or more classes of Class R, Class XP and such other non-offered certificates  which are not  offered  publicly.  The  various  classes  of Class I-A,  Class  II-A and Class  III-A
Certificates and the Interest Only  Certificates are also referred to as the Senior  Certificates;  and the various classes of Class B Certificates are referred to as the Subordinate  Certificates.  The Certificates  offered hereby are collectively referred to herein as the Offered Certificates.

          Holders of the  Residual  Certificates  will be  entitled  to  receive  any  residual  cash flow from the mortgage pool,  which is not expected to be significant.  A holder of a Residual  Certificate will not have a right to alter the  structure  of the  transaction.  The initial  owner of the  Residual  Certificates  is expected to be
Bear, Stearns Securities Corp.

General

         The Bear Stearns  ALT-A Trust II Mortgage  Pass-Through  Certificates,  Series  2007-1 will consist of the
Offered  Certificates and Non-offered  Certificates.  Only the Offered  Certificates are offered by this prospectus supplement.

         The  Certificates  represent in the aggregate  the entire  beneficial  ownership  interest in a trust fund consisting of the following:

              o   all of the  Depositor's  right,  title and  interest in and to the  mortgage  loans,  the related mortgage notes,  mortgages and other related documents,  including all interest and principal due with  respect to the  mortgage  loans after the  Cut-off  Date,  but  excluding  any  payments of principal or interest due on or prior to the Cut-off Date;

              o   any mortgaged  properties acquired on behalf of  certificateholders  by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon;

              o   the rights of the Trustee under all  insurance  policies  required to be  maintained  pursuant to the Agreement;

              o   the rights of the  Depositor  under the Mortgage Loan  Purchase  Agreement  between the Depositor and the Sponsor,  any subsequent  mortgage loan purchase  agreements and any subsequent  transfer instruments relating to the Subsequent Mortgage Loans;

              o   such assets  relating  to the  mortgage  loans as from time to time may be held in the  Protected
                  Accounts and the Distribution Account;

              o   the rights of the Depositor with respect to the Servicing  Agreements,  to the extent assigned to the Trustee;

              o   the Pre-Funding Account and the Interest Coverage Account; and

              o   any proceeds of the foregoing.

          Each  class of the  Certificates  will have the  approximate  initial  Certificate  Principal  Balance or
Notional  Amount  as set forth on pages  S-2 and S-3  hereof  and will have the  Pass-Through  Rate  determined  as provided  under  "Summary  of  Prospectus  Supplement—Description  of  the  Certificates—Pass  Through  Rates"  and
"Description of the  Certificates—Interest  Distribution" in this prospectus supplement.  The Residual Certificates also  represent  the right to receive  additional  distributions  in respect of the trust fund on any  distribution date after all  required  payments of principal  and  interest  have been made on such date in respect of the other classes  of  Certificates,  although  it is not  anticipated  that  funds  will be  available  for  any  additional distribution.  The Class XP, Class B-6,  Class B-7,  Class B-8 and Residual  Certificates  are not being offered by this prospectus supplement.

         The  Offered  Certificates  (other  than  the  Residual  Certificates)  will  be  issued,  maintained  and transferred on the book-entry  records of DTC,  Clearstream  Banking,  société anonyme and the Euroclear System and each of their  participants  in minimum  denominations  of $25,000 and integral  multiples of $1 in excess thereof.
One  certificate  of each of these  classes  may be issued in a  different  principal  amount  to  accommodate  the remainder of the initial  principal amount of the certificates of such class. The Residual  Certificates  (together with any Book-entry  Certificates  re-issued as definitive  certificates)  will be transferable and exchangeable at the offices of the Securities  Administrator.  The Offered  Certificates will be issued as global  securities.  See
Annex II to this  prospectus  supplement  and  "Description  of the  Securities—Form  of  Securities"  and "—Global
Securities" in the prospectus.

         The Book-entry  Certificates will initially be represented by one or more Global Securities  registered in the name of a nominee of DTC.  The  Depositor  has been  informed by DTC that DTC's  nominee  will be Cede & Co. No person  acquiring  an  interest  in any  class  of the  Book-entry  Certificates  will be  entitled  to  receive  a certificate  representing  such  person's  interest,  except as set forth below under  "—Definitive  Certificates".
Unless and until definitive  certificates are issued under the limited  circumstances  described in this prospectus supplement,  all  references to actions by  certificateholders  with respect to the Book-entry  Certificates  shall refer to actions  taken by DTC upon  instructions  from its  participants  and all  references  in this  prospectus supplement to distributions,  notices,  reports and statements to certificateholders with respect to the Book-entry
Certificates  shall  refer  to  distributions,  notices,  reports  and  statements  to  DTC or  Cede & Co.,  as the registered  holder of the Book-entry  Certificates,  for distribution to Certificate  Owners in accordance with DTC procedures.  See "—Registration of the Book-Entry  Certificates" and "—Definitive  Certificates" in this prospectus supplement.

         All distributions to holders of the Offered  Certificates,  other than the final distribution on any class of Offered  Certificates,  will be made on each distribution  date by or on behalf of the Securities  Administrator to the persons in whose  names the  Offered  Certificates  are  registered  at the close of business on the related
Record  Date.  Distributions  will be made either (a) by check mailed to the address of each  certificateholder  as it appears in the certificate  register or (b) upon written request to the Securities  Administrator  at least five business  days prior to the  relevant  Record  Date by any  holder of  Offered  Certificate,  by wire  transfer  in immediately  available  funds  to the  account  of the  certificateholders  specified  in the  request.  The  final distribution  on any class of Offered  Certificates  will be made in a like manner,  but only upon  presentment and surrender of the related  Certificate  at the corporate  trust office of the  Securities  Administrator,  for these purposes located at Sixth Street and Marquette Avenue,  Minneapolis,  Minnesota 55479,  Attention:  Corporate Trust
Group,  BSAAT  2007-1,  or any  other  location  specified  in  the  notice  to  certificateholders  of  the  final distribution.

         The  Certificates  will not be listed on any  securities  exchange  or quoted in the  automated  quotation system of any  registered  securities  association.  As a result,  investors  in the  Certificates  may  experience limited liquidity.  See "Risk Factors—The  Offered  Certificates Will Have Limited Liquidity,  So You May Be Unable
to Sell Your  Securities  or May Be Forced to Sell Them at a  Discount  from  Their  Fair  Market  Value."  in this prospectus supplement.

Registration of the Book-Entry Certificates

         DTC is a  limited-purpose  trust  company  organized  under the laws of the State of New York, a member of the Federal Reserve System, a "clearing  corporation"  within the meaning of the New York Uniform  Commercial Code, and a  "clearing  agency"  registered  pursuant  to the  provisions  of Section 17A of the  Exchange  Act.  DTC was created to hold  securities  for its  participants  and to facilitate  the  clearance and  settlement of securities transactions  between  participants  through  electronic  book entries,  thereby  eliminating the need for physical movement of certificates.

         Certificate  Owners that are not  participants or indirect  participants  but desire to purchase,  sell or otherwise  transfer  ownership  of, or other  interests  in, the  Book-entry  Certificates  may do so only  through participants  and  indirect  participants.  In  addition,  Certificate  Owners will  receive all  distributions  of principal of and interest on the  Book-entry  Certificates  from the Securities  Administrator  through DTC and DTC participants.  The  Securities  Administrator  will forward  payments to DTC in same day funds and DTC will forward payments to participants in next day funds settled through the New York Clearing House.  Each  participant  will be responsible for disbursing the payments.  Unless and until definitive  certificates  are issued,  it is anticipated that  the  only  certificateholders  of the  Book-entry  Certificates  will  be  Cede & Co.,  as  nominee  of  DTC.
Certificate Owners will not be recognized by the Securities  Administrator as  certificateholders,  as such term is used in the Agreement and Certificate  Owners will be permitted to exercise the rights of  certificateholders  only indirectly through DTC and its participants.

         Under  the  Rules,  DTC is  required  to  make  book-entry  transfers  of  Book-entry  Certificates  among participants  and to receive  and  transmit  distributions  of  principal  of,  and  interest  on,  the  Book-entry
Certificates.  Participants and indirect  participants with which Certificate  Owners have accounts with respect to the  Book-entry  Certificates  similarly are required to make  book-entry  transfers and receive and transmit these payments on behalf of their  respective  Certificate  Owners.  Accordingly,  although  Certificate  Owners will not possess  definitive  certificates,  the  Rules  provide a  mechanism  by which  Certificate  Owners  through  their participants and indirect participants will receive payments and will be able to transfer their interest.

         Because DTC can only act on behalf of  participants,  who in turn act on behalf of  indirect  participants and on behalf of certain banks,  the ability of a Certificate  Owner to pledge  Book-entry  Certificates to persons or  entities  that  do not  participate  in the  DTC  system,  or to  otherwise  act  with  respect  to  Book-entry
Certificates,  may be limited due to the absence of  physical  certificates  for the  Book-entry  Certificates.  In addition,  under a book-entry  format,  Certificate Owners may experience delays in their receipt of payments since distribution will be made by the Securities Administrator to Cede & Co., as nominee for DTC.

         Under the Rules,  DTC will take action permitted to be taken by a  certificateholders  under the Agreement only at the direction of one or more  participants to whose DTC account the Book-entry  Certificates  are credited.
Additionally,  under the  Rules,  DTC will take  actions  with  respect  to  specified  voting  rights  only at the direction of and on behalf of  participants  whose holdings of Book-entry  Certificates  evidence  these  specified voting rights.  DTC may take  conflicting  actions with respect to voting rights,  to the extent that  participants whose holdings of Book-entry Certificates evidence voting rights, authorize divergent action.

         The  Depositor,  the Master  Servicer,  the Securities  Administrator,  the Servicers and the Trustee will have no liability for any aspect of the records  relating to or payments  made on account of  beneficial  ownership interests in the Book-entry  Certificates  held by Cede & Co., as nominee for DTC, or for maintaining,  supervising or reviewing any records relating to beneficial ownership interests or transfers thereof.

Definitive Certificates

         Definitive  certificates  will be issued to Certificate  Owners or their  nominees,  respectively,  rather than to DTC or its nominee,  only if (1) the Depositor advises the Securities  Administrator in writing that DTC is no longer  willing or able to  properly  discharge  its  responsibilities  as clearing  agency with  respect to the
Book-entry  Certificates  and the  Depositor  is unable to locate a qualified  successor  within 30 days or (2) the
Depositor  notifies DTC of its intent to terminate  the  book-entry  system and, upon receipt of a notice of intent from DTC,  the  participants  holding  beneficial  interests  in the  Book-entry  Certificates  agree to initiate a termination.  Additionally,  after the  occurrence  of an event of default  under the  Agreement,  any  Certificate
Owner  materially and adversely  affected  thereby may, at its option,  request and,  subject to the procedures set forth in the Agreement,  receive a definitive  certificate evidencing such Certificate Owner's fractional undivided interest in the related class of Certificates.

         Upon its  receipt  of notice  of the  occurrence  of any  event  described  in the  immediately  preceding paragraph,  the Securities  Administrator is required to request that DTC notify all Certificate Owners through its
participants  of  the  availability  of  definitive   certificates.   Upon  surrender  by  DTC  of  the  definitive
certificates  representing  the  Book-entry  Certificates  and receipt of  instructions  for  re-registration,  the
Securities  Administrator  will  reissue the  Book-entry  Certificates  as  definitive  certificates  issued in the respective  principal amounts owned by individual  Certificate Owners, and thereafter the Securities  Administrator will  recognize  the holders of definitive  certificates  as  certificateholders  under the  Agreement.  No service charge may be made for any  registration or transfer or exchange of definitive  certificates,  but payment of a sum sufficient to cover any tax or other governmental charge may be required by the Securities Administrator.

Distributions on the Certificates

         On each  distribution  date,  the  Available  Funds  with  respect  to  each  Sub-Group  included  will be distributed as follows:

         (A)      On each  distribution  date, the Available Funds for Sub-Group I will be distributed to the Class
I-A-1, Class I-A-2 and Class I-X-1 Certificates as follows:

                           first,  to the Class  I-A-1,  Class  I-A-2 and Class  I-X-1  Certificates,  the  Accrued
                  Certificate  Interest  on each such  class for such  distribution  date,  pro rata,  based on the
                  Accrued  Certificate  Interest  owed to each such  class.  Accrued  Certificate  Interest  on the
                  Class  I-A-1,  Class I-A-2 and Class I-X-1  Certificates  is subject to reduction in the event of certain Net Interest Shortfalls  allocable thereto,  as described under "—Interest  Distributions on the Certificates" below in this prospectus supplement;

                           second,  to the Class  I-A-1,  Class  I-A-2 and Class  I-X-1  Certificates,  any Accrued
                  Certificate  Interest  thereon  remaining  undistributed  from previous  distribution  dates, pro rata, based on the undistributed  Accrued Certificate  Interest owed to each class, to the extent of remaining Available Funds for Sub-Group I; and

                           third, to the Class I-A-1  Certificates and the Class I-A-2  Certificates,  in reduction of  their  Certificate  Principal  Balances,  pro  rata,  based  on each  respective  Certificate
                  Principal  Balance,  the Senior Optimal Principal Amount with respect to the Senior  Certificates in  Sub-Group  I for such  distribution  date,  to the extent of  remaining  Available  Funds for
                  Sub-Group I, until each such Certificate Principal Balance has been reduced to zero.

         (B)      On each  distribution  date,  the  Available  Funds for Sub-Group II will be  distributed  to the
Class II-A-1, Class II-A-2 and Class II-X-1 Certificates as follows:

                           first,  to the Class  II-A-1,  Class II-A-2 and Class II-X-1  Certificates,  the Accrued
                  Certificate  Interest  on each such  class for such  distribution  date,  pro rata,  based on the
                  Accrued  Certificate  Interest  owed to each such  class.  Accrued  Certificate  Interest  on the
                  Class  II-A-1,  Class II-A-2 and Class II-X-1  Certificates  is subject to reduction in the event
                  of  certain  Net  Interest   Shortfalls   allocable   thereto,   as  described  under  "—Interest
                  Distributions on the Certificates" below in this prospectus supplement;

                           second,  to the Class II-A-1,  Class II-A-2 and Class II-X-1  Certificates,  any Accrued
                  Certificate  Interest  thereon  remaining  undistributed  from previous  distribution  dates, pro rata, based on the undistributed  Accrued Certificate  Interest owed to each class, to the extent of remaining Available Funds for Sub-Group II; and

                           third,  to  the  Class  II-A-1  Certificates  and  the  Class  II-A-2  Certificates,  in
                  reduction  of  their  Certificate  Principal  Balances,   pro  rata,  based  on  each  respective
                  Certificate  Principal  Balance,  the Senior Optimal  Principal Amount with respect to the Senior
                  Certificates  in Sub-Group II for such  distribution  date, to the extent of remaining  Available
                  Funds for Sub-Group II, until each such Certificate Principal Balance has been reduced to zero.

         (C)      On each  distribution  date,  the Available  Funds for Sub-Group III will be  distributed  to the
Class III-A-1, Class III-A-2 and Class III-X-1 Certificates as follows:

                           first, to the Class III-A-1,  Class III-A-2 and Class III-X-1 Certificates,  the Accrued
                  Certificate  Interest  on each such  class for such  distribution  date,  pro rata,  based on the
                  Accrued  Certificate  Interest  owed to each such  class.  Accrued  Certificate  Interest  on the
                  Class  III-A-1,  Class  III-A-2 and Class  III-X-1  Certificates  is subject to  reduction in the event of certain Net  Interest  Shortfalls  allocable  thereto,  as  described  under  "—Interest
                  Distributions on the Certificates" below in this prospectus supplement;

                           second,  to the Class  III-A-1,  Class  III-A-2  and  Class  III-X-1  Certificates,  any
                  Accrued Certificate  Interest thereon remaining  undistributed from previous  distribution dates, pro rata,  based on the  undistributed  Accrued  Certificate  Interest owed to each class, to the extent of remaining Available Funds for Sub-Group III; and

                           third,  to the  Class  III-A-1  Certificates  and the  Class  III-A-2  Certificates,  in
                  reduction  of  their  Certificate  Principal  Balances,   pro  rata,  based  on  each  respective
                  Certificate  Principal  Balance,  the Senior Optimal  Principal Amount with respect to the Senior
                  Certificates in Sub-Group III for such  distribution  date, to the extent of remaining  Available
                  Funds for  Sub-Group  III,  until each such  Certificate  Principal  Balance has been  reduced to zero.

         (D)      Except as provided in  paragraphs  (E) and (F) below,  on each  distribution  date on or prior to the distribution date on which the Certificate  Principal  Balances of the Subordinate  Certificates are reduced to zero,  such date being  referred to herein as the  Cross-Over  Date,  an amount  equal to the sum of the  remaining
Available  Funds after the  distributions  set forth in  paragraphs  (A),  (B) and (C) above,  will be  distributed sequentially  to the Class B-1,  Class B-2,  Class B-3,  Class B-4,  Class B-5,  Class B-6, Class B-7 and Class B-8
Certificates,  in that order,  in each case up to an amount equal to and in the  following  order:  (a) the Accrued
Certificate  Interest thereon for such distribution  date, (b) any Accrued  Certificate  Interest thereon remaining undistributed  from previous  distribution  dates and (c) such class's Allocable Share for such distribution  date, in each case, to the extent of the remaining Available Funds for all Sub-Groups.

         (E)      On each  distribution  date prior to the Cross-Over Date but after the reduction of the aggregate
Certificate  Principal  Balance of the Senior  Certificates  in any  Certificate  Group or Sub-Groups to zero,  the remaining  Certificate Group or Sub-Groups will be entitled to receive in reduction of their Certificate  Principal
Balances,  in addition to any Principal  Prepayments  related to such remaining  Senior  Certificates,  100% of the
Principal  Prepayments on any mortgage loan in the Sub-Group or Sub-Groups  relating to the fully paid  Certificate
Group or  Sub-Groups.  Such amounts  allocated  to Senior  Certificates  shall be treated as part of the  Available
Funds for the  related  Sub-Group  and  distributed  as part of the  related  Senior  Optimal  Principal  Amount in accordance  with the  priorities  set forth in clause third in each of paragraphs  (A), (B) and (C) above under the heading  "Distributions  on  the  Certificates,"  in  reduction  of the  Certificate  Principal  Balances  thereof.
Notwithstanding  the foregoing,  if (i) the weighted  average of the Subordinate  Percentages on such  distribution date  equals or  exceeds  two times the  initial  weighted  average  of the  Subordinate  Percentages  and (ii) the aggregate  Stated  Principal  Balance of the mortgage loans  delinquent 60 days or more (including for this purpose any such mortgage loans in  foreclosure  and mortgage  loans with respect to which the related  mortgaged  property has been  acquired by the Trust),  averaged  over the last six months,  as a percentage of the sum of the aggregate
Certificate  Principal  Balance  of the  Subordinate  Certificates  does  not  exceed  100%,  then  the  additional allocation of Principal  Prepayments to the Senior  Certificates  in accordance with this paragraph (E) will not be made and 100% of the Principal  Prepayments on any mortgage loan relating to the fully paid Certificate  Group will be allocated to the Subordinate Certificates.

         (F)      If on any distribution  date on which the aggregate  Certificate  Principal Balance of the Senior
Certificates in a Certificate  Group would be greater than the aggregate  Stated  Principal  Balance of the related mortgage  loans and any  Subordinate  Certificates  are still  outstanding,  in each case,  after giving  effect to distributions  to be made on such  distribution  date, (i) 100% of amounts  otherwise  allocable to the Subordinate
Certificates  in respect  of  principal  will be  distributed  to such  Senior  Certificates  in  reduction  of the
Certificate  Principal  Balances  thereof,  until  the  aggregate  Certificate  Principal  Balance  of such  Senior
Certificates  is equal to the  aggregate  Stated  Principal  Balance of the related  mortgage  loans,  and (ii) the
Accrued  Certificate  Interest otherwise  allocable to the Subordinate  Certificates on such distribution date will be reduced and distributed to such Senior  Certificates,  to the extent of any amount due and unpaid on such Senior
Certificates,  in an amount equal to the Accrued  Certificate  Interest for such distribution date on the excess of
(x) the  aggregate  Certificate  Principal  Balance  of such  Senior  Certificates  over (y) the  aggregate  Stated
Principal  Balance  of  the  mortgage  loans.  Any  such  reduction  in the  Accrued  Certificate  Interest  on the
Subordinate  Certificates  will be  allocated  first to the  Subordinate  Certificates  in  reverse  order of their respective  numerical  designations,  commencing  with the Class B-8  Certificates.  If there  exists more than one undercollateralized  Certificate Group on a distribution  date, amounts  distributable to such  undercollateralized
Certificate  Groups  pursuant to this  paragraph  will be allocated  between such  undercollateralized  Certificate
Groups,  pro rata, based upon the amount by which their respect  aggregate  Certificate  Principal  Balances exceed the Stated Principal Balance of the mortgage loans in their respective Sub-Groups.

         (G)      If, after  distributions  have been made  pursuant to  priorities  first and second of paragraphs
(A),  (B) and (C) above under the  heading  "Distributions  on the  Certificates"  on any  distribution  date,  the remaining  Available Funds for any Sub-Group is less than the Senior Optimal  Principal  Amount for that Sub-Group, the  Senior  Optimal  Principal  Amount for that  Sub-Group  shall be reduced  by that  amount,  and the  remaining
Available  Funds  for that  Sub-Group  will be  distributed  as  principal  among  the  related  classes  of Senior
Certificates, pro rata, based on their respective Certificate Principal Balances.

         (H)      On each  distribution  date,  any  Available  Funds  remaining  after  payment  of  interest  and principal  to the classes of  Certificates  entitled  thereto,  as  described  above,  will be  distributed  to the
Residual Certificates;  provided,  that if on any distribution date there are any Available Funds for any Sub-Group remaining  after  payment of interest and  principal to the  Certificates  entitled  thereto,  such amounts will be distributed  to the other  classes  of Senior  Certificates,  pro rata,  based upon  their  respective  Certificate
Principal  Balances,  until all amounts due to all classes of Senior  Certificates  have been paid in full,  before any remaining  Available Funds are distributed in accordance with this paragraph to the Residual  Certificates.  It is not anticipated that there will be any significant amounts remaining for such distribution.

         Prepayment  charges not  retained  by the  related  servicer  in  accordance  with the  related  servicing agreement  and  received  by the Trust with  respect to the  mortgage  loans  will be  distributed  to the Class XP
Certificates as set forth in the Agreement.

         Payments  made on a class of  Certificates  with  Available  Funds from  another  Sub-Group  are a type of credit enhancement, which has the effect of providing limited cross-collateralization among the Sub-Groups.

Interest Distributions

         Holders of each class of Senior  Certificates  will be entitled to receive  interest  distributions  in an amount equal to the Accrued  Certificate  Interest on that class on each  distribution  date,  to the extent of the
Available Funds for the related Sub-Group for that distribution date.

         Holders of the Subordinate  Certificates  will be entitled to receive interest  distributions in an amount equal to the Accrued  Certificate  Interest on that class on each distribution date, to the extent of the Available
Funds on that  distribution  date after  distributions  of interest and  principal to the Senior  Certificates  and distributions of interest and principal to any class of Subordinate Certificates having a higher payment priority.

         As described in the definition of "Accrued  Certificate  Interest," Accrued  Certificate  Interest on each class of certificates is subject to reduction in the event of specified interest shortfalls allocable thereto.

         When a Principal  Prepayment in full is made on a mortgage  loan,  the mortgagor is charged  interest only for the period  from the Due Date of the  preceding  monthly  payment up to the date of the  Principal  Prepayment, instead of for a full month.  When a partial  Principal  Prepayment  is made on a mortgage  loan,  the mortgagor is not charged  interest  on the amount of the  prepayment  for the month in which the  prepayment  is made.  Interest shortfalls  resulting from Principal  Prepayments in full or in part are referred to herein as "Prepayment Interest
Shortfalls".

         Any Prepayment Interest  Shortfalls  resulting from prepayments in full or prepayments in part made during the preceding  calendar month that are being  distributed to the holders of Certificates on that  distribution date will be offset by the related  Servicer,  but only to the extent that those Prepayment  Interest  Shortfalls do not exceed the  aggregate of the Servicing  Fees on the mortgage  loans  serviced by such  Servicer for the  applicable distribution  date.  Any  Prepayment  Interest  Shortfalls  required  to be funded  but not  funded by the  related
Servicer  are required to be paid by the Master  Servicer,  but only to the extent that such amount does not exceed the aggregate  Master Servicer  compensation for the applicable  distribution  date. No assurance can be given that the Master Servicing  Compensation  available to cover Prepayment Interest Shortfalls will be sufficient  therefor.
Any Prepayment  Interest  Shortfalls  which are not covered by the related  Servicer or the Master  Servicer on any
distribution  date  will  not  be  reimbursed  on  any  future   distribution  date.  See  "Pooling  and  Servicing
Agreement—Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

         Accrued  Certificate  Interest may be further  reduced on each  distribution  date by  application  of the
Relief Act or similar  state laws.  The Relief Act and  similar  state laws limit,  in certain  circumstances,  the interest  rate  required to be paid by a mortgagor  in the  military  service to 6% per annum.  Neither the related
Servicer  nor the Master  Servicer are  obligated  to fund  interest  shortfalls  resulting  from the Relief Act or similar state laws.

         Prepayment Interest  Shortfalls,  to the extent not covered by the related Servicer or the Master Servicer from  servicing  compensation,  together  with  interest  shortfalls  due to the  application  of the Relief Act or similar state laws, are collectively referred to herein as "Net Interest Shortfalls".

         Realized  Losses on the mortgage loans will further  reduce the Accrued  Certificate  Interest  payable to the related Certificates on a distribution date; provided,  however,  that prior to the date on which the aggregate
Certificate  Principal Balances of the Subordinate  Certificates have been reduced to zero, the interest portion of
Realized  Losses will be  allocated  sequentially  to the  Subordinate  Certificates,  beginning  with the class of
Subordinate  Certificates with the lowest payment priority,  and will not reduce the Accrued  Certificate  Interest on the Senior  Certificates.  Once the aggregate  Certificate  Principal  Balances of the Subordinate  Certificates
have been reduced to zero the  interest  portion of Realized  Losses will be  allocated to the Senior  Certificates related to the mortgage loans on which such Realized Losses occurred.

         If on any distribution  date the Available Funds is less than Accrued  Certificate  Interest on the Senior
Certificates for that  distribution  date, prior to reduction for Net Interest  Shortfalls and the interest portion of Realized Losses on the related  mortgage loans,  the shortfall will be allocated among the holders of each class of related Senior  Certificates in proportion to the respective  amounts of Accrued  Certificate  Interest for that distribution  date that would have been  allocated  thereto in the absence of such Net Interest  Shortfalls  and/or
Realized Losses for such distribution  date. In addition,  the amount of any such interest  shortfalls with respect to the mortgage loans in the related  Sub-Group will  constitute  unpaid Accrued  Certificate  Interest and will be distributable to holders of the related  Certificates  entitled to such amounts on subsequent  distribution  dates, to the extent of the Available Funds for the related  Sub-Group  remaining after current interest  distributions as described  in this  prospectus  supplement.  Any such  amounts  so  carried  forward  will not bear  interest.  Any interest  shortfalls  will  not be  offset  by a  reduction  in the  servicing  compensation  of the  Servicers  or otherwise,  except to the limited  extent  described in the fourth  preceding  paragraph with respect to Prepayment
Interest Shortfalls.

         The  Pass-Through  Rates  applicable  to the  calculation  of the  Accrued  Certificate  Interest  for the
Certificates are as follows:

              o   On or prior to the  distribution  date in May 2012,  the Class I-A-1  Certificates  and the Class
                  I-A-2  Certificates  will  each  bear  interest  at a  variable  pass-through  rate  equal to the weighted  average of the net rates of the Sub-Group I mortgage loans minus  approximately  0.541%
                  per annum.  After the distribution  date in May 2012, the Class I-A-1  Certificates and the Class
                  I-A-2  Certificates  will  each  bear  interest  at a  variable  pass-through  rate  equal to the weighted average of the net rates of the Sub-Group I mortgage loans.

              o   On or prior to the  distribution  date in May  2012,  the  Class  I-X-1  Certificates  will  bear interest  at a fixed  pass-through  rate  equal to  approximately  0.541%  per  annum  based on a notional  amount  equal  to the  aggregate  certificate  principal  balance  of the  Class  I-A-1
                  Certificates  and the Class I-A-2  Certificates.  After the  distribution  date in May 2012,  the
                  Class I-X-1  Certificates  will not bear any interest and the pass-through  rate will be equal to
                  0.00% per annum thereon.

              o   On or prior to the  distribution  date in June 2014, the Class II-A-1  Certificates and the Class
                  II-A-2  Certificates  will  each bear  interest  at a  variable  pass-through  rate  equal to the weighted average of the net rates of the Sub-Group II mortgage loans minus  approximately  0.321%
                  per annum.  After the  distribution  date in June 2014,  the Class  II-A-1  Certificates  and the
                  Class II-A-2  Certificates  will each bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the Sub-Group II mortgage loans.

              o   On or prior to the  distribution  date in June  2014,  the Class  II-X-1  Certificates  will bear interest  at a fixed  pass-through  rate  equal to  approximately  0.321%  per  annum  based on a notional  amount  equal to the  aggregate  certificate  principal  balance  of the  Class  II-A-1
                  Certificates and the Class II-A-2  Certificates.  After the  distribution  date in June 2014, the
                  Class II-X-1  Certificates  will not bear any interest and the pass-through rate will be equal to
                  0.00% per annum thereon.

              o   On or prior to the distribution  date in July 2017, the Class III-A-1  Certificates and the Class
                  III-A-2  Certificates  will each bear  interest  at a  variable  pass-through  rate  equal to the weighted  average  of the net rates of the  Sub-Group  III  mortgage  loans  minus  approximately
                  0.698% per annum.  After the distribution  date in July 2017, the Class III-A-1  Certificates and the Class III-A-2  Certificates will each bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the Sub-Group III mortgage loans.

              o   On or prior to the  distribution  date in July 2017,  the Class  III-X-1  Certificates  will bear interest  at a fixed  pass-through  rate  equal to  approximately  0.698%  per  annum  based on a notional  amount  equal to the  aggregate  certificate  principal  balance  of the Class  III-A-1
                  Certificates and the Class III-A-2  Certificates.  After the distribution  date in July 2017, the
                  Class III-X-1  Certificates  will not bear any interest and the  pass-through  rate will be equal to 0.00% per annum thereon.

              o   Class B-1, the Class B-2,  Class B-3,  Class B-4,  Class B-5,  Class B-6, Class B-7 and Class B-8
                  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted  average of the weighted  average net rate of the mortgage loans in each Sub-Group  weighted in proportion to the excess of the aggregate  stated  principal  balance of each  Sub-Group  over the aggregate stated  principal  balance of the  related  Senior  Certificates  (other than the  interest  only certificates).

         As described in this prospectus  supplement,  the Accrued Certificate  Interest allocable to each class of
Certificates is based on the Certificate  Principal  Balance or Notional Amount of that class of Certificates.  All distributions of interest on the Certificates will be based on a 360-day year consisting of twelve 30-day months.

Principal Distributions on the Senior Certificates

         Distributions  in reduction of the Certificate  Principal  Balance of the Class I-A  Certificates  will be made on each  distribution  date  pursuant  to  priority  third  above of clause (A) under  "—Distributions  on the
Certificates."  In accordance  with such priority  third,  the Available  Funds for Sub-Group I remaining after the distribution  of interest on the Class I-A  Certificates  and Class I-X-1  Certificates  will be  allocated to such
Certificates in an aggregate  amount not to exceed the Senior Optimal  Principal  Amount with respect to the Senior
Certificates in Sub-Group I for such distribution date.

         Distributions in reduction of the Certificate  Principal  Balance of the Class II-A  Certificates  will be made on each  distribution  date  pursuant  to  priority  third  above of clause (B) under  "—Distributions  on the
Certificates."  In accordance  with such priority  third,  the Available Funds for Sub-Group II remaining after the distribution  of interest on the Class II-A  Certificates  and the Class II-X-1  Certificates  will be allocated to such  Certificates  in an aggregate  amount not to exceed the Senior Optimal  Principal  Amount with respect to the
Senior Certificates in Sub-Group II for such distribution date.

         Distributions in reduction of the Certificate  Principal  Balance of the Class III-A  Certificates will be made on each  distribution  date  pursuant  to  priority  third  above of clause (C) under  "—Distributions  on the
Certificates."  In accordance with such priority  third,  the Available Funds for Sub-Group III remaining after the distribution of interest on the Class III-A  Certificates and the Class III-X-1  Certificates  will be allocated to such  Certificates  in an aggregate  amount not to exceed the Senior Optimal  Principal  Amount with respect to the
Senior Certificates in Sub-Group III for such distribution date.

         In addition,  if on any  distribution  date the aggregate  Certificate  Principal  Balance of any class or classes of Senior  Certificates  would be greater than the aggregate Stated Principal Balance of the mortgage loans in its related  Sub-Group,  amounts  otherwise  allocable to the  Subordinate  Certificates in respect of principal will be  distributed  to such class or classes of Senior  Certificates  in reduction of the  Certificate  Principal
Balances thereof in accordance with paragraph (F) under "—Distributions on the Certificates."

         The definition of Senior Optimal  Principal  Amount allocates the entire amount of prepayments and certain other  unscheduled  recoveries of principal  with respect to the mortgage loans in the related  Sub-Group  based on the related  Senior  Prepayment  Percentage,  rather than the related  Senior  Percentage,  which is the allocation concept  used for  scheduled  payments  of  principal.  While the related  Senior  Percentage  allocates  scheduled payments of principal  among the Senior  Certificates  related to a Sub-Group and the  percentage  interest of such
Sub-Group  evidenced  by the  Subordinate  Certificates  on a pro rata  basis,  the  Senior  Prepayment  Percentage allocates 100% of the unscheduled  principal  collections to the Senior  Certificates (other than the Interest Only
Certificates) of the related  Sub-Group on each  distribution date for the first seven years after the Closing Date with a reduced but still  disproportionate  percentage of unscheduled  principal collections being allocated to the
Senior  Certificates  (other than the Interest  Only  Certificates)  of a Sub-Group  over an  additional  four year period (subject to certain  subordination  levels being attained and certain loss and delinquency tests being met);
provided,  however,  that if on any distribution  date the current weighted average of the Subordinate  Percentages is equal to or greater  than two times the  weighted  average of the initial  Subordinate  Percentages  and certain loss and  delinquency  tests described in the definition of Senior  Prepayment  Percentage are met, the Subordinate
Certificates  (other  than  the  Subordinate  Interest  Only  Certificates)  will  receive,  on  or  prior  to  the distribution  date occurring in August 2010, 50% (and after the  distribution  date occurring in August 2010, 100%)
of the  Subordinate  Percentage of prepayments on the mortgage  loans in the related  Sub-Group  during the related
Prepayment  Period;  provided,  further,  that if on any  distribution  date the Senior  Percentage for the related
Certificate  Group exceeds the Senior  Percentage for the related  Certificate  Group as of the Cut-off Date,  then all prepayments  received on the mortgage loans in the related Sub-Group during the related  Prepayment Period will be allocated to the Senior  Certificates  (other than the Interest Only  Certificates) in such  Certificate  Group.
The  disproportionate  allocation of unscheduled  principal  collections  will have the effect of accelerating  the amortization  of the  related  Senior  Certificates  while,  in the  absence of  Realized  Losses,  increasing  the respective  percentage  interest in the principal balance of the mortgage loans in each Sub-Group  evidenced by the
Subordinate  Certificates.  Increasing the respective percentage interest of the Subordinate  Certificates relative to that of the related Senior  Certificates is intended to preserve the availability of the subordination  provided by the Subordinate Certificates.

         The initial  Senior  Percentage  for each  Certificate  Group with respect to the  mortgage  loans will be approximately  91.95%.  For  purposes  of all  principal  distributions  described  above and for  calculating  the applicable  Senior Optimal Principal Amount,  Senior  Percentage and Senior Prepayment  Percentage,  the applicable
Certificate  Principal  Balance for any  distribution  date shall be determined  before the allocation of losses on the  related  mortgage  loans  in the  mortgage  pool  to be  made on such  distribution  date as  described  under
"—Allocation of Losses; Subordination" below.

Principal Distributions on the Subordinate Certificates

         All unscheduled  principal  collections on the mortgage loans not otherwise  distributable  to the related
Senior  Certificates  will be allocated on a pro rata basis among the class of  Subordinate  Certificates  with the highest payment priority then  outstanding and each other class of Subordinate  Certificates for which certain loss levels  established  for such  class  in the  Agreement  have not been  exceeded.  The  related  loss  level on any distribution  date would be satisfied as to any Class B-1,  Class B-2,  Class B-3, Class B-4, Class B-5, Class B-6,
Class B-7 and Class B-8  Certificates,  respectively,  only if the sum of the current  percentage  interests in the mortgage loans evidenced by such class and each class, if any,  subordinate  thereto were at least equal to the sum of the  initial  percentage  interests  in the  mortgage  loans  evidenced  by such class and each  class,  if any, subordinate thereto.

         As described  above under  "—Principal  Distributions  on the Senior  Certificates,"  unless the amount of subordination  provided to the Senior  Certificates by the  Subordinate  Certificates is twice the amount as of the
Cut-off Date, and certain loss and  delinquency  tests are satisfied,  on each  distribution  date during the first seven years after the Closing Date, the entire amount of any prepayments and certain other  unscheduled  recoveries of principal  with respect to the mortgage  loans in a Sub-Group  will be allocated to the Senior  Certificates  in the related  Certificate  Group,  with such  allocation to be subject to further  reduction over an additional four year period thereafter, as described in this prospectus supplement.

         The initial Subordinate Percentages for each Sub-Group will be approximately 8.05%.

         For purposes of all principal  distributions  described above and for calculating the Subordinate  Optimal
Principal  Amount,  Subordinate  Percentage and  Subordinate  Prepayment  Percentage,  the  applicable  Certificate
Principal  Balance for any  distribution  date shall be determined  before the allocation of losses on the mortgage loans in the  mortgage  pool to be made on such  distribution  date as  described  under  "—Allocation  of  Losses;
Subordination" in this prospectus supplement.

Monthly Advances

         If the  scheduled  payment  on a  mortgage  loan which was due on a related  Due Date (not  including  any balloon  payments  required  to be made under a balloon  mortgage  loan (if any)) is  delinquent  other than as for certain  reasons as set forth in the  Agreement,  for example a result of  application of the Relief Act or similar state law, the related  Servicer will be required to remit to the  Securities  Administrator  on the date specified in the applicable  Servicing Agreement an amount equal to such delinquency,  net of the Servicing Fee except to the extent the related Servicer determines any such advance to be nonrecoverable from Liquidation  Proceeds,  Insurance
Proceeds or from future  payments on the mortgage loan for which such advance was made.  Subject to the  foregoing, such  advances  will be made by the  Servicers  or  subservicers,  if  applicable,  through  final  disposition  or liquidation  of the  related  mortgaged  property,  or until such time as  specified  in the  applicable  Servicing
Agreement.  Failure by the related  Servicer to remit any required  advance,  which failure goes unremedied for the number of days  specified in the applicable  Servicing  Agreement,  will  constitute an event of default under such
Servicing  Agreement.  Such event of default shall then obligate the Master Servicer as successor  servicer (or the
Trustee,  in the case that Wells Fargo is the  defaulting  Servicer) to advance  such  amounts to the  Distribution
Account to the extent  provided in the  Agreement.  Any failure of the Master  Servicer to make such advances would constitute  an Event of Default as  discussed  under "The  Agreements—Events  of Default  and Rights  Upon Event of
Default" in the  prospectus.  The  Trustee,  as  successor  servicer or master  servicer,  as  applicable,  will be required to make an advance  which Wells  Fargo,  as  Servicer,  or the Master  Servicer  was  required to make but failed to do so, as provided in the Agreement.

         All  Monthly  Advances  will  be  reimbursable  to  the  party  making  such  Monthly  Advance  from  late collections,  Insurance  Proceeds and  Liquidation  Proceeds  from the mortgage  loan as to which the  unreimbursed
Monthly Advance was made. In addition,  any Monthly  Advances  previously made in respect of any mortgage loan that are deemed by the  related  Servicer,  subservicer  or Master  Servicer  to be  nonrecoverable  from  related  late collections,  Insurance  Proceeds or  Liquidation  Proceeds may be reimbursed to such party out of any funds in the
Distribution Account prior to the distributions on the Certificates.

         All  Monthly  Advances  will  be  reimbursable  to  the  party  making  such  Monthly  Advance  from  late collections,  Insurance  Proceeds,  Liquidation  Proceeds and  Subsequent  Recoveries  from the mortgage loan as to which the unreimbursed  Monthly Advance was made. In addition,  any Monthly Advances  previously made in respect of any  mortgage  loan that are deemed by the  Servicer  or a  subservicer  to be  nonrecoverable  from  related  late collections,  Insurance  Proceeds,  Liquidation  Proceeds or Subsequent  Recoveries may be reimbursed to such party out of any funds in the Custodial  Account prior to the  distributions  on the  Certificates.  Unless otherwise set forth in the related Servicing  Agreement,  the right of related Servicer to such reimbursements  under the related
Servicing  Agreement  are  generally  limited to (i)  amounts  received  on a mortgage  loan  (including,  for this purpose, the Repurchase Price therefor,  Insurance Proceeds,  Liquidation Proceeds and Subsequent Recoveries) which represent  late  payments or recoveries of the principal of or interest on such Mortgage Loan with respect to which such Monthly  Advance was made and/or (ii) to the extent of Amounts Held for Future  Distribution;  provided,  that any such Amounts Held for Future  Distribution  so applied to reimburse  the related  Servicer  will be replaced by the  related  Servicer  by  deposit  in the  Distribution  Account  no later  than the  close  of  business  on the
Distribution  Account Deposit Date immediately  preceding the Distribution Date on which such funds are required to be distributed pursuant to the related Servicing Agreement.

Allocation of Realized Losses; Subordination

General

         Subordination  provides the holders of  Certificates  having a higher  payment  priority  with  protection against  Realized  Losses on the mortgage  loans.  In general,  this loss  protection is accomplished by allocating any Realized  Losses among the  Subordinate  Certificates,  beginning with the  Subordinate  Certificates  with the lowest payment  priority until the  Certificate  Principal  Balance of that class of Subordinate  Certificates  has been reduced to zero.

         With  respect  to any  defaulted  mortgage  loan that is  finally  liquidated  through  foreclosure  sale, disposition of the related mortgaged  property if acquired on behalf of the  certificateholders  by deed-in-lieu of foreclosure  or otherwise,  the amount of loss  realized,  if any,  will equal the portion of the unpaid  principal balance  remaining,  if any,  plus interest  thereon  through the last day of the month in which such mortgage loan was finally  liquidated,  after  application of all amounts  recovered (net of amounts  reimbursable to the related
Servicer or Master  Servicer for Monthly  Advances,  Servicing Fees,  servicing  advances and certain other amounts specified in the applicable  Servicing  Agreement)  towards  interest and principal owing on the mortgage loan. The amount of such loss  realized  on a mortgage  loan,  together  with the amount of any  Bankruptcy  Loss (if any) in respect of a mortgage loan is referred to in this prospectus supplement as a Realized Loss.

         There are two types of Bankruptcy  Losses that can occur with respect to a mortgage  loan.  The first type of Bankruptcy  Loss,  referred to in this prospectus  supplement as a Deficient  Valuation,  results if a court, in connection with a personal  bankruptcy of a mortgagor,  establishes the value of a mortgaged  property at an amount less than the unpaid  principal  balance of the mortgage loan secured by such mortgaged  property.  In such a case, the holder of such mortgage  loan would become an unsecured  creditor to the extent of the  difference  between the unpaid  principal  balance of such mortgage  loan and such reduced  unsecured  debt.  The second type of Bankruptcy
Loss,  referred to in this  prospectus  supplement as a Debt Service  Reduction,  results from a court reducing the amount of the monthly  payment on the related  mortgage  loan,  in  connection  with the personal  bankruptcy  of a mortgagor.

         The principal  portion of Debt Service  Reductions  will not be allocated in reduction of the  Certificate
Principal Balance of any class of Certificates.  As a result of the  subordination of the Subordinate  Certificates in right of distribution of available funds to the Senior  Certificates,  any Debt Service  Reductions  relating to mortgage  loans will  generally  be borne by the  Subordinate  Certificates  (to the extent  then  outstanding)  in inverse order of priority.  However,  after the Cross-Over Date, the amounts  distributable under clause (1) of the definition  of Senior  Optimal  Principal  Amount  for each  Sub-Group  will be  reduced  by the amount of any Debt
Service  Reductions  applicable  to the mortgage  loans of the related  Sub-Group.  Regardless  of when they occur,
Debt  Service  Reductions  may  reduce the amount of  available  funds for a  Sub-Group  that  would  otherwise  be available for distribution on a distribution date.

         In order to maximize  the  likelihood  of  distribution  in full of interest  and  principal to the Senior
Certificates,  on each  distribution  date,  holders  of  Senior  Certificates  of each  Sub-Group  have a right to distributions  of the  Available  Funds of its  related  Sub-Group  prior to any  distributions  being  made to the holders of the Subordinate Certificates.

         Any  allocation of a principal  portion of a Realized  Loss to a Certificate  will be made by reducing the
Certificate  Principal  Balance  thereof  by the  amount  so  allocated  as of the  distribution  date in the month following the calendar month in which such Realized Loss was incurred.

         An allocation of a Realized  Loss on a pro rata basis among two or more classes of  Certificates  means an allocation to each such class of Certificates on the basis of its then outstanding  Certificate  Principal  Balance prior to giving effect to distributions to be made on such distribution date.

         The interest  portion of Realized Losses will be allocated  among the outstanding  Classes of Certificates offered hereby to the extent described under "Distributions on the Certificates—Interest" above.

         In the event that the related  Servicer,  the Master Servicer or any  sub-servicer  recovers any amount in respect of a Liquidated  Mortgage Loan with respect to which a Realized Loss has been  incurred  after  liquidation and  disposition of such mortgage loan, any such amount,  when received by the Trust,  which is referred to in this prospectus  supplement as a Subsequent Recovery,  will be distributed as part of available funds in accordance with the  priorities  described  under  "Description  of  the  Certificates-Distributions  on  the  Certificates  on the
Certificates"  in this prospectus  supplement.  Additionally,  the Certificate  Principal  Balance of each class of
Certificates  that has been reduced by the allocation of a Realized Loss to such Certificate will be increased,  in order of  seniority,  by the amount of such  Subsequent  Recovery,  but not in excess of the amount of any Realized
Losses  previously  allocated to such class of  Certificates  and not previously  offset by Subsequent  Recoveries.
Holders of such  Certificates  will not be  entitled  to any  payment in respect of  interest on the amount of such increases for an Interest Accrual Period preceding the distribution date on which such increase occurs.

Allocation of Realized Losses on the Certificates

         The  principal  portion of Realized  Losses on the mortgage  loans will be  allocated on any  distribution date as follows: first, to the Class B-8 Certificates;  second, to the Class B-7 Certificates;  third, to the Class
B-6  Certificates;  fourth,  to the Class B-5  Certificates;  fifth, to the Class B-4  Certificates;  sixth, to the
Class B-3  Certificates;  seventh,  to the Class B-2 Certificates;  and eighth,  to the Class B-1 Certificates,  in each case  until the  Certificate  Principal  Balance  of such  class has been  reduced  to zero.  Thereafter,  the principal  portion of Realized  Losses on the  mortgage  loans in each related  Sub-Group  will be allocated on any distribution  date to the Senior  Certificates  (other than the related Interest Only  Certificates) in the related
Certificate  Group.  The  principal  portion of any  Realized  Losses that are  allocated  to the  Certificates  in
Sub-Group I will be  allocated  first to the Class  I-A-2  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero and then to the Class I-A-1 Certificates  until the Certificate  Principal Balance thereof  has been  reduced to zero.  The  principal  portion  of any  Realized  Losses  that are  allocated  to the
Certificates  in Sub-Group  II will be  allocated  first to the Class  II-A-2  Certificates  until the  Certificate
Principal  Balance  thereof  has  been  reduced  to zero  and  then to the  Class  II-A-1  Certificates  until  the
Certificate  Principal  Balance  thereof has been reduced to zero.  The  principal  portion of any Realized  Losses that are allocated to the  Certificates in Sub-Group III will be allocated first to the Class III-A-2  Certificates until  the  Certificate  Principal  Balance  thereof  has  been  reduced  to zero  and  then to the  Class  III-A-1
Certificates  until the  Certificate  Principal  Balance  thereof has been  reduced to zero.  Once the  Certificate
Principal  Balance of any of the Class I-A, Class II-A or Class III-A  Certificates  (in the  aggregate)  have been reduced to zero, the principal  portion of Realized Losses on the mortgage loans in the related  Sub-Group (if any)
will be allocated to the remaining  outstanding  Senior  Certificates of the other Certificate Group or Groups, pro rata, based upon their respective Certificate Principal Balances.

         No reduction of the Certificate  Principal  Balance on a distribution date of any class of (i) Subordinate
Certificates  will be made on any  distribution  date on account of Realized  Losses on the  mortgage  loans to the extent that such allocation would result in the reduction of the aggregate  Certificate  Principal  Balances of all
Certificates  (other than the Interest Only  Certificates) as of such distribution date, after giving effect to all distributions  and prior  allocations of Realized Losses on the mortgage loans on such date, to an amount less than the  aggregate  Stated  Principal  Balance  of all of the  mortgage  loans as of the first day of the month of such distribution  date and (ii) Senior  Certificates of a Certificate  Group shall be made on any distribution  date on account of Realized  Losses in the related  Sub-Group  to the extent that such  reduction  would have the effect of reducing the Certificate  Principal  Balance of such Certificate  Group as of such  distribution  date to an amount less than the Stated  Principal  Balances  of the  mortgage  loans in the related  Sub-Group  as of the related Due
Date.  The limitation described in clauses (i) and (ii) is referred to herein as the Loss Allocation Limitation.

Cross-Collateralization

         Notwithstanding  the foregoing,  on any distribution  date on which the Certificate  Principal  Balance of the Subordinate  Certificates  have been reduced to zero and a Realized Loss that is a Special Hazard Loss is to be allocated to the Senior  Certificates,  such loss will be allocated among Senior  Certificates on a pro rata basis, based on the Certificate Principal Balances thereof.

                                             YIELD ON THE CERTIFICATES

General

         The yield to  maturity  and the  weighted  average  life on each  class of  Offered  Certificates  will be primarily  affected by the rate and timing of principal  payments on the mortgage  loans in the related  Sub-Group, including  prepayments,  the allocation of principal  payments on the mortgage  loans among the related  classes of
Offered Certificates,  Realized Losses and interest shortfalls on the mortgage loans in the related Sub-Group,  the
Pass-Through  Rates on such  Certificates,  and the purchase  price paid for such  Certificates.  In addition,  the effective  yield to  holders of the  Offered  Certificates  of each  class  will be less than the yields  otherwise produced by their  respective  Pass-Through  Rates and purchase prices because  interest will not be distributed to the  certificateholders  until the 25th day, or if such day is not a business day, the  following  business day, of the month  following the month in which  interest  accrues on the related  mortgage  loans,  without any additional distribution of interest or earnings thereon in respect of such delay.

Prepayment Considerations

         The rate of  principal  payments  on each class of Offered  Certificates  (other  than the  Interest  Only
Certificates),  the  aggregate  amount of  distributions  on each  class of Offered  Certificates  and the yield to maturity of each class of Offered  Certificates  will be related to the rate and timing of payments of principal on the mortgage  loans in the related  Sub-Group.  The rate of principal  payments on the mortgage  loans will in turn be  affected  by the  amortization  schedules  of the  mortgage  loans  and by the rate  and  timing  of  Principal
Prepayments on the mortgage loans (including for this purpose payments  resulting from  refinancings,  liquidations of the mortgage loans due to defaults,  casualties,  condemnations and repurchases,  whether optional or required).
The mortgage  loans  generally  may be prepaid by the  mortgagors  at any time;  however,  as described  under "The
Mortgage Pool - Prepayment  Charges on the Mortgage Loans" in this  prospectus  supplement,  approximately  46.79%,
26.67% and 48.21% of the  Sub-Group I,  Sub-Group II and  Sub-Group  III mortgage  loans,  respectively,  currently provide  for payment by the  mortgagor  of a  prepayment  charge in  connection  with some  prepayments,  which may discourage  prepayments  during the applicable  period.  Prepayment charges may be restricted under some state laws as described  under "Legal Aspects of Mortgage Loans -  Enforceability  of Certain  Provisions" in the  prospectus.
Prepayment  charges with respect to the mortgage loans will be paid to the holders of the Class XP  Certificates to the extent  described herein and will not be part of the Available Funds for such  distribution  date. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

         Principal  Prepayments,  liquidations  and repurchases of the mortgage loans in a Sub-Group will result in distributions in respect of principal to the holders of the related class or classes of Offered  Certificates  then entitled to receive these principal  distributions  that otherwise would be distributed over the remaining terms of the mortgage  loans.  See "Maturity and Prepayment  Considerations"  in the  prospectus.  Since the rate and timing of  payments  of  principal  on the  mortgage  loans will  depend on future  events  and a variety  of factors  (as described  more  fully in this  prospectus  supplement  and in the  prospectus  under  "Yield  Considerations"  and
"Maturity and Prepayment  Considerations"),  no assurance can be given as to the rate of Principal Prepayments. The extent to which the yield to  maturity of any class of Offered  Certificates  may vary from the  anticipated  yield will  depend  upon the degree to which they are  purchased  at a  discount  or premium  and the degree to which the timing of payments on the Offered  Certificates  is sensitive to  prepayments  on the mortgage loans in the related
Sub-Group.  Further, an investor should consider,  in the case of any Offered Certificate  purchased at a discount, the risk that a slower than  anticipated  rate of Principal  Prepayments  on the mortgage  loans could result in an actual yield to an investor that is lower than the  anticipated  yield and, in the case of any Offered  Certificate purchased  at a premium,  the risk that a faster than  anticipated  rate of  Principal  Prepayments  on the related mortgage  loans could  result in an actual  yield to the  investor  that is lower than the  anticipated  yield.  In general,  the earlier a prepayment of principal on the mortgage  loans in the related  Sub-Group,  the greater will be the effect on the  investor's  yield to maturity.  As a result,  the effect on an investor's  yield of principal payments  occurring  at a rate  higher (or  lower)  than the rate  anticipated  by the  investor  during the period immediately  following  the issuance of the Offered  Certificates  would not be fully  offset by a subsequent  like reduction (or increase) in the rate of principal payments.

         Because the  mortgage  loans may be prepaid at any time,  it is not  possible to predict the rate at which distributions  on the  related  Certificates  will be  received.  Since  prevailing  interest  rates are subject to fluctuation,  there  can be no  assurance  that  investors  in the  Certificates  will  be  able  to  reinvest  the distributions  thereon  at  yields  equaling  or  exceeding  the  yields  on the  Certificates.  Yields on any such reinvestments  may be lower,  and may even be  significantly  lower,  than yields on the  Certificates.  Generally, when  prevailing  interest rates  increase,  prepayment  rates on mortgage  loans tend to decrease,  resulting in a reduced  rate of return of  principal to investors  at a time when  reinvestment  at such higher  prevailing  rates would be desirable.  Conversely,  when prevailing  interest rates decline,  prepayment rates on mortgage loans tend to increase,  resulting in a greater  rate of return of  principal  to  investors  at a time when  reinvestment  at comparable  yields may not be possible.  It is highly  unlikely that the mortgage loans will prepay at any constant rate until  maturity  or that all of the  mortgage  loans will  prepay at the same  rate.  Moreover,  the timing of prepayments  on the  mortgage  loans in a Sub-Group  may  significantly  affect the actual yield to maturity on the related Offered  Certificates,  even if the average rate of principal payments  experienced over time is consistent with an investor's expectation.

         Because  principal  distributions are paid to some classes of Offered  Certificates  before other classes, holders of classes of Offered  Certificates  having a later  priority of payment bear a greater risk of losses than holders of classes having earlier priorities for distribution of principal.

         The rate of payments  (including  prepayments)  on pools of mortgage  loans is  influenced by a variety of economic,  geographic,  social  and other  factors.  If  prevailing  mortgage  rates fall  significantly  below the mortgage  rates on the mortgage  loans,  the rate of prepayment  (and  refinancing)  would be expected to increase.
Conversely,  if prevailing  mortgage rates rise  significantly  above the mortgage rates on the mortgage loans, the rate of  prepayment on the mortgage  loans would be expected to decrease.  Other  factors  affecting  prepayment of mortgage loans include changes in mortgagors'  housing needs, job transfers,  unemployment,  mortgagors' net equity in the mortgaged  properties and servicing  decisions.  In addition,  the existence of the applicable periodic rate cap,  maximum  mortgage rate and minimum  mortgage rate may effect the  likelihood of  prepayments  resulting  from refinancings.  There can be no certainty as to the rate of  prepayments  on the mortgage loans during any period or over the life of the  Certificates.  See "Yield  Considerations"  and "Maturity and Prepayment  Considerations"  in
the prospectus.

         Approximately  34.81%,  17.54% and 7.58% of the  Sub-Group  I,  Sub-Group  II and  Sub-Group  III mortgage loans,  respectively,  are assumable under some circumstances if, in the sole judgment of the related Servicer, the prospective  purchaser of a mortgaged  property is  creditworthy  and the  security  for the  mortgage  loan is not
impaired  by  the  assumption.   The  remainder  of  the  mortgage  loans  are  subject  to  customary  due-on-sale provisions.  The Servicers  shall enforce any  due-on-sale  clause  contained in any mortgage note or mortgage,  to the  extent  permitted  under  the  related  Servicing  Agreement,  applicable  law and  governmental  regulations.
However,  if the Servicer  determines that enforcement of the due-on-sale clause would impair or threaten to impair recovery  under the related  primary  mortgage  insurance  policy,  if any, the  Servicer  shall not be required to enforce the  due-on-sale  clause.  The extent to which some of the mortgage  loans are assumed by purchasers of the mortgaged  properties  rather than prepaid by the related  mortgagors in connection with the sales of the mortgaged properties  will affect the  weighted  average  lives of the Offered  Certificates  and may result in a  prepayment experience on the mortgage loans that differs from that on other mortgage loans.

         In general,  defaults on  mortgage  loans are  expected  to occur with  greater  frequency  in their early years. In addition,  default rates  generally are higher for mortgage loans used to refinance an existing  mortgage loan. In the event of a mortgagor's  default on a mortgage  loan,  there can be no assurance  that recourse  beyond the specific mortgaged property pledged as security for repayment will be available.

         The  Sponsor  may,  from  time to time,  implement  programs  designed  to  encourage  refinancing.  These programs may include, without limitation,  modifications of existing loans, general or targeted solicitations,  the offering of pre-approved  applications,  reduced origination fees or closing costs, or other financial  incentives.
Targeted  solicitations may be based on a variety of factors,  including the credit of the borrower or the location of the  mortgaged  property.  In addition,  the Sponsor may  encourage  assumptions  of mortgage  loans,  including defaulted mortgage loans, under which  creditworthy  borrowers assume the outstanding  indebtedness of the mortgage loans which may be removed  from the related  mortgage  pool.  As a result of these  programs,  with respect to the mortgage pool  underlying any trust,  the rate of Principal  Prepayments of the mortgage loans in the mortgage pool may be higher than would  otherwise be the case,  and in some cases,  the average  credit or collateral  quality of the mortgage loans remaining in the mortgage pool may decline.

Allocation of Principal Payments

         Subject to the circumstances described under "Description of the  Certificates—Principal  Distributions on
the Senior  Certificates" in this prospectus  supplement,  on each  distribution  date during the first seven years after the Closing  Date,  all  principal  prepayments  on the  mortgage  loans in a  Sub-Group  will  generally  be allocated  to the Senior  Certificates  (other than any  Interest  Only  Certificates)  of the related  Certificate
Group.  Thereafter,  as further described in this prospectus supplement,  during some periods,  subject to loss and delinquency  criteria  described in this  prospectus  supplement,  the related  Senior  Prepayment  Percentage  may continue to be  disproportionately  large  (relative  to the  related  Senior  Percentage)  and the  percentage  of
Principal  Prepayments  payable to the Subordinate  Certificates  may continue to be  disproportionately  small. In addition to the foregoing,  if on any distribution  date, the  subordination  level  established for the Class B-1,
Class B-2, Class B-3, Class B-4, Class B-5,  Class B-6,  Class B-7 and Class B-8  Certificates,  as applicable,  is exceeded and that class of  Subordinate  Certificates  is then  outstanding,  that class of  Certificates  will not receive  distributions  relating to principal  prepayments on that distribution date unless that class is the class of Subordinate Certificates with the highest payment priority.

Interest Shortfalls and Realized Losses

         When a principal  prepayment in full is made on a mortgage  loan,  the mortgagor is charged  interest only for the period  from the Due Date of the  preceding  monthly  payment up to the date of the  Principal  Prepayment, instead of for a full month.  When a partial  Principal  Prepayment  is made on a mortgage  loan,  the mortgagor is not charged  interest on the amount of the  prepayment  for the month in which the prepayment is made. In addition, the  application  of the  Relief  Act or similar  state law to any  mortgage  loan will  adversely  affect,  for an indeterminate  period of time,  the ability of the  related  Servicer  to collect  full  amounts of interest on the mortgage loan. See "Legal Aspects of Mortgage  Loans—The  Servicemembers  Civil Relief Act" in the prospectus.  Any interest shortfalls  resulting from a Principal  Prepayment in full or a partial Principal  Prepayment are required to be paid by the related  Servicer,  but only to the extent that such amount does not exceed the  aggregate of the
Servicing  Fees on the  mortgage  loans  serviced  by that  Servicer  for the  related  Due  Period.  Any  interest shortfalls  required to be funded but not funded by the  applicable  Servicer are required to be paid by the Master
Servicer,  but only to the extent that such amount does not exceed the aggregate Master Servicing  Compensation for the  applicable  distribution  date.  None of the Servicers nor the Master  Servicer are obligated to fund interest shortfalls  resulting  from the  application  of the Relief Act or similar  state law. See  "Pooling and  Servicing
Agreement—Servicing  and Other  Compensation  and Payment of Expenses"  in this  prospectus  supplement  and "Legal
Aspects of Mortgage Loans—The  Servicemembers Civil Relief Act" in the prospectus.  Accordingly,  the effect of (1)
any Principal  Prepayments on the mortgage loans, to the extent that any resulting  interest  shortfall due to such
Principal  Prepayments  exceeds  any  Compensating  Interest  Payments  or (2) any  shortfalls  resulting  from the application  of the Relief Act or similar state law, will be to reduce the aggregate  amount of interest  collected that is available  for  distribution  to holders of the related  Certificates.  Any  resulting  shortfalls  will be allocated among the Certificates as provided in this prospectus supplement.

         The yields to maturity and the  aggregate  amount of  distributions  on the Offered  Certificates  will be affected by the timing of mortgagor  defaults  resulting in Realized  Losses.  The timing of Realized Losses on the mortgage loans and the allocation of Realized Losses to the Offered  Certificates  could  significantly  affect the yield to an investor in the related Offered  Certificates.  In addition,  Realized Losses on the mortgage loans may affect the  market  value of the  Offered  Certificates,  even if these  losses are not  allocated  to the  Offered
Certificates.

         If the  Certificate  Principal  Balance of a class of Subordinate  Certificates  has been reduced to zero, the yield to maturity on the class of Subordinate  Certificates  then  outstanding with the lowest payment priority will be  extremely  sensitive to losses on the  mortgage  loans and the timing of those  losses  because the entire amount of losses that are covered by  subordination  will be allocated to that class of  Subordinate  Certificates.
If the Certificate  Principal  Balances of all classes of Subordinate  Certificates  have been reduced to zero, the yield to maturity on the classes of Senior  Certificates then outstanding will be extremely  sensitive to losses on the mortgage  loans in the related  Sub-Group  and the timing of those losses  because the entire  amount of losses that are covered by subordination will be allocated to those classes of Senior Certificates.

         As described under  "Description of the  Certificates—Allocation  of Realized  Losses;  Subordination"  in
this prospectus  supplement,  amounts  otherwise  distributable  to holders of the Subordinate  Certificates may be made available to protect the holders of the related Senior  Certificates  against  interruptions  in distributions
due  to  mortgagor  delinquencies,   to  the  extent  not  covered  by  Monthly  Advances,  and  amounts  otherwise distributable  to holders of the  Subordinate  Certificates  with a lower priority may be made available to protect
the  holders  of  Subordinate   Certificates  with  a  higher  priority  against  interruptions  in  distributions.
Delinquencies  on the mortgage loans may affect the yield to investors on the Subordinate  Certificates,  and, even if subsequently  cured,  will affect the timing of the receipt of distributions by the holders of those Subordinate
Certificates.  A larger than expected rate of  delinquencies  or losses on the mortgage  loans will affect the rate of  principal  payments on each class of  Subordinate  Certificates,  if it delays the  scheduled  reduction of the
Senior  Prepayment  Percentage,  triggers  an increase of the Senior  Prepayment  Percentage  to 100% or triggers a lockout of one or more  classes of  Subordinate  Certificates  from  distributions  of portions of the  Subordinate
Optimal  Principal   Amount.   See  "Description  of  the   Certificates—Principal   Distributions  on  the  Senior
Certificates," and "—Principal Distributions on the Subordinate Certificates" in this prospectus supplement.

Pass-Through Rates of the Certificates

         The yields to maturity on the Offered  Certificates  will be  affected by their  Pass-Through  Rates.  The
Pass-Through  Rates on the Offered  Certificates will be sensitive to the adjustable  mortgage rates on the related mortgage  loans. As a result,  these  Pass-Through  Rates will be sensitive to the indices on the related  mortgage loans, any periodic caps, maximum and minimum rates, and the related gross margins.

Assumed Final Distribution Date

         The assumed final  distribution  date for  distributions  on the Offered  Certificates is the distribution date  occurring in September  2047.  The assumed  final  distribution  date is the  distribution  date in the month following  the month of the latest  scheduled  maturity  date of any of the mortgage  loans as of the Closing Date.
Since the rate of payment  (including  prepayments)  of principal  on the mortgage  loans can be expected to exceed the scheduled rate of payments,  and could exceed the scheduled rate by a substantial  amount,  the  disposition of the last  remaining  mortgage  loan may be earlier,  and could be  substantially  earlier,  than the assumed  final distribution  date.  In addition,  the Sponsor or its designee  may, at its option,  repurchase  from the trust all the  mortgage  loans on or after any  distribution  date on which the  aggregate  Stated  Principal  Balance of the mortgage loans is less than 10% of the sum of (A) the Cut-off Date Stated  Principal  Balance of the mortgage loans and (B)  amounts on deposit in the  Pre-Funding  Account as of the Closing  Date.  See "The  Pooling and  Servicing
Agreement—Termination" herein and "The Agreements—Termination; Retirement of Securities" in the prospectus.

Weighted Average Life

         The  weighted  average life of a security  refers to the average  amount of time that will elapse from the date of its issuance  until each dollar of principal of such security  will be  distributed  to the  investor.  The weighted  average life of a Certificate is determined by (a)  multiplying  the amount of the reduction,  if any, of the Certificate  Principal  Balance of such Certificate from one distribution date to the next distribution date by the number of years from the date of issuance  to the second such  distribution  date,  (b) adding  the results and
(c) dividing  the sum by the  aggregate  amount of the  reductions  in the  Certificate  Principal  Balance of such
Certificate  referred to in clause (a). The weighted  average life of the Offered  Certificates  of each class will be influenced by the rate at which  principal on the mortgage loans is paid,  which may be in the form of scheduled payments or  prepayments  (including  prepayments  of  principal by the  mortgagor  as well as amounts  received by virtue of  condemnation,  insurance or foreclosure  with respect to the mortgage  loans),  and the timing  thereof.
The  actual  weighted  average  life and term to  maturity  of each  class of  Certificates,  in  general,  will be shortened if the level of such prepayments of principal on the related mortgage loans increases.

         Prepayments  on mortgage  loans are  commonly  measured  relative to a prepayment  standard or model.  The prepayment  model used in this prospectus  supplement  with respect to the mortgage loans,  assumes a constant rate of prepayment each month, or CPR,  relative to the then outstanding  principal  balance of a pool of mortgage loans similar to the  mortgage  loans.  To assume a 25% CPR or any other CPR is to assume that the stated  percentage  of the  outstanding  principal  balance  of the  related  mortgage  pool is  prepaid  over the  course  of a year.  No representation is made that the mortgage loans will prepay at these or any other rates.

         The  Certificates  were structured  assuming,  among other things,  a 25% CPR for the mortgage loans.  The prepayment  assumption  to be used for pricing  purposes for the  respective  classes may vary as determined at the time of  sale.  The  actual  rate of  prepayment  may vary  considerably  from  the  rate  used for any  prepayment assumption.

         The tables  following the next paragraph  indicate the percentages of the initial  principal amount of the indicated  classes  of Offered  Certificates  that would be  outstanding  after each of the dates  shown at various percentages  of  the  CPR  and  the  corresponding  weighted  average  life  of  the  indicated  class  of  Offered
Certificates.  The table is based on the following modeling assumptions:

         (1)      the  mortgage  pool  consists  of 3,147  mortgage  loans  with the  characteristics  set forth in
                  Schedule B;

         (2)      the mortgage loans prepay at the specified percentages of the CPR;

         (3)      no defaults or  delinquencies  occur in the payment by  mortgagors  of principal  and interest on the mortgage loans;

         (4)      scheduled  payments on the mortgage loans are received,  in cash, on the first day of each month, commencing in September  2007, and are computed  prior to giving effect to  prepayments  received on the last day of the prior month;

         (5)      prepayments  are  allocated  as described  herein  assuming  the loss and  delinquency  tests are satisfied;

         (6)      there are no  interest  shortfalls  caused by (a) the  application  of the  Relief Act or similar state  law or (b)  prepayments  on the  mortgage  loans,  which  in the case of (b) have not been covered by Compensating  Interest,  and prepayments  represent  prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in August 2007;

         (7)      scheduled  Monthly  Payments of principal  and interest on the mortgage  loans are  calculated on their  respective  principal  balances  (prior to giving effect to prepayments  received  thereon during the preceding  calendar month),  mortgage rate and remaining terms to stated maturity such that the  mortgage  loans will fully  amortize  by their  stated  maturities  (after  taking into account any interest only period);

         (8)      the levels of Six-Month  LIBOR,  One-Year LIBOR and One-Year  Treasury  remain constant at 5.38%,
                  5.41% and 5.00%, respectively;

         (9)      the mortgage rate on each mortgage  loan will be adjusted on each  interest  adjustment  date (as necessary)  to a rate  equal to the  applicable  Index  (as  described  in (8)  above),  plus the applicable gross margin,  subject to maximum lifetime  mortgage rates,  minimum lifetime mortgage rates and periodic caps (as applicable);

         (10)     scheduled  Monthly  Payments of principal  and interest on each mortgage loan will be adjusted in the month  immediately  following each interest  adjustment date (as necessary) for such mortgage loan to equal the fully amortizing payment described in (6) above;

         (11)     the  certificate  principal  balances of the  Certificates  are as set forth on pages S-2 and S-3 hereof and under "Summary of Terms—Description of the Certificates,"

         (12)     distributions  in respect of the  Offered  Certificates  are  received in cash on the 25th day of each month, commencing in September 2007;

         (13)     the Offered Certificates are purchased on August 31, 2007;

         (14)     Subsequent  Mortgage  Loans were  acquired by the Trust in August 2007 and  payments  thereon are included in distribution amounts on the first distribution date;

         (15)     neither the Sponsor nor its  designee  exercises  the option to  repurchase  the  mortgage  loans
                  described  under  the  caption  "The  Pooling  and  Servicing   Agreement—Termination"   in  this
                  prospectus  supplement,  except for the  calculation of the weighted  average lives in the tables under the section entitled "Mortgage Loan Assumptions"; and

         (16)     the  Certificate   Principal  Balance  of  all  Certificates  will  be  repaid  in  full  on  the distribution date in August 2037.

         For  additional  information  regarding the mortgage loan  assumptions  see Schedule B to this  prospectus supplement.

                                             MORTGAGE LOAN ASSUMPTIONS

There will be  discrepancies  between the  characteristics  of the actual  mortgage  loans and the  characteristics assumed  in  preparing  Schedule  B.  Any  discrepancy  may have an  effect  upon the  percentages  of the  initial principal  amounts  outstanding (and the weighted  average lives) of the classes of Offered  Certificates set forth in the tables.  In  addition,  to the extent that the actual  mortgage  loans  included in the  mortgage  pool have characteristics  that differ from those assumed in preparing the tables below, the classes of Offered  Certificates set forth below may mature  earlier or later than  indicated  by the tables  below.  Further,  Subsequent  Mortgage
Loans shall be conveyed to the Trust during the  Pre-Funding  Period,  which will increase the aggregate  principal balance  of the  mortgage  loans and  otherwise  affect  the  characteristics  of the  mortgage  loans  that may be reflected  in the  structuring  assumptions.  The  Subsequent  Mortgage  Loans will have the  characteristics  with respect  thereto set forth in "The Mortgage  Loans—Conveyance  of  Subsequent  Mortgage  Loans and the  Pre-Funding
Account."  Based on the foregoing  assumptions,  the tables below indicate the weighted  average life of each class of Offered  Certificates  (other than the Interest Only  Certificates) and sets forth the percentage of the initial principal  amounts of each such class that would be  outstanding  after each of the  distribution  dates shown,  at specified  percentages of the CPR.  Neither the prepayment  model used in this prospectus  supplement nor any other prepayment  model or assumption  purports to be a historical  description of prepayment  experience or a prediction of the anticipated  rate of prepayment of any pool of mortgage loans,  including the mortgage loans included in the trust  fund.  Variations  in the  prepayment  experience  and the  balance of the  mortgage  loans that  prepay may increase or decrease the percentages of the initial  Certificate  Principal  Balances (and weighted  average lives)
shown in the  following  tables.  Variations  may occur even if the  average  prepayment  experience  of all of the mortgage  loans  equals  any of the  specified  percentages  of the  CPR.  The  timing  of  changes  in the rate of prepayment  may  significantly  affect the actual  yield to maturity  to  investors,  even if the  average  rate of
Principal Prepayments is consistent with the expectations of investors.

                        Percent of Initial Certificate Principal Balance Outstanding at the
                                             Following CPR Percentage

                               Class I-A Certificates                           Class II-A Certificates
                       ______________________________________            _______________________________________

                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
                       ______________________________________            _______________________________________
 Distribution Date
______________________
 Initial Percentage.    100     100     100     100      100              100     100     100     100      100
 August 2008........    94      84      73       56      46               94      84      73       56      46
 August 2009........    89      70      52       32      21               89      70      52       32      21
 August 2010........    84      58      38       18       9               84      58      38       18       9
 August 2011........    79      48      28       11       5               79      48      28       11       5
 August 2012........    75      40      21       6        2               75      40      21       6        2
 August 2013........    70      34      16       4        1               71      34      16       4        1
 August 2014........    66      29      12       2        1               67      29      12       2        1
 August 2015........    62      24       9       1        *               63      24       9       1        *
 August 2016........    59      21       7       1        *               59      21       7       1        *
 August 2017........    55      17       5       *        *               56      18       5       *        *
 August 2018........    51      14       4       *        *               52      15       4       *        *
 August 2019........    47      12       3       *        *               48      12       3       *        *
 August 2020........    44      10       2       *        *               44      10       2       *        *
 August 2021........    40       8       1       *        *               41       8       1       *        *
 August 2022........    37       7       1       *        *               37       7       1       *        *
 August 2023........    34       5       1       *        *               34       6       1       *        *
 August 2024........    31       4       1       *        *               31       5       1       *        *
 August 2025........    28       4       *       *        *               28       4       *       *        *
 August 2026........    25       3       *       *        *               25       3       *       *        *
 August 2027........    22       2       *       *        *               23       2       *       *        *
 August 2028........    20       2       *       *        *               20       2       *       *        *
 August 2029........    17       1       *       *        *               17       1       *       *        *
 August 2030........    15       1       *       *        *               15       1       *       *        *
 August 2031........    12       1       *       *        *               13       1       *       *        *
 August 2032........    10       1       *       *        *               10       1       *       *        *
 August 2033........     8       *       *       *        *                8       *       *       *        *
 August 2034........     6       *       *       *        *                6       *       *       *        *
 August 2035........     4       *       *       *        *                4       *       *       *        *
 August 2036........     2       *       *       *        *                2       *       *       *        *
 August 2037........     0       0       0       0        0                0       0       0       0        0
 Weighted Average Life
 to Maturity (years)** 12.40   5.52    3.23     1.80    1.32             12.47   5.53    3.24     1.80    1.32
 _____________________
 Weighted Average Life
 to Call (years)***    12.20   5.11    2.94     1.64    1.21             12.26   5.12    2.94     1.64    1.21
 _____________________

(*)      Indicates a number that is greater than zero but less than 0.50%.

(**)     The weighted  average life of a certificate is determined by (i)  multiplying  the net reduction,  if any, of the  Certificate  Principal  Balance by the number of years from the date of issuance of the  certificate to the related  distribution  date,  (ii) adding the  results,  and (iii)  dividing  the sum by the  aggregate  of the net reductions of the Certificate Principal Balance described in (i) above.

(***)    To the first possible optional termination date.

                        Percent of Initial Certificate Principal Balance Outstanding at the
                                             Following CPR Percentage

                               Class III-A Certificates                            Class B Certificates
                       ______________________________________            _______________________________________

                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
                       ______________________________________            _______________________________________
 Distribution Date
______________________
 Initial Percentage.    100     100     100     100      100              100     100     100     100      100
 August 2008........    94      84      73       56      46               100     100     100     100      100
 August 2009........    89      70      52       32      21               100     100     100      86      71
 August 2010........    84      58      38       18       9               100     100     92       67      50
 August 2011........    80      48      28       11       5               100     100     69       40      25
 August 2012........    75      40      21       6        2               99      89      51       24      13
 August 2013........    71      34      16       4        1               99      76      38       14       6
 August 2014........    67      29      12       2        1               99      64      29       9        3
 August 2015........    63      25       9       1        *               97      54      22       5        2
 August 2016........    59      21       7       1        *               95      46      16       3        1
 August 2017........    56      18       5       *        *               91      39      12       2        *
 August 2018........    52      15       4       *        *               86      32       9       1        *
 August 2019........    48      12       3       *        *               79      27       6       1        *
 August 2020........    45      10       2       *        *               73      22       5       *        *
 August 2021........    41       8       1       *        *               68      18       3       *        *
 August 2022........    38       7       1       *        *               62      15       2       *        *
 August 2023........    35       6       1       *        *               57      12       2       *        *
 August 2024........    31       5       1       *        *               52      10       1       *        *
 August 2025........    28       4       *       *        *               47       8       1       *        *
 August 2026........    26       3       *       *        *               42       7       1       *        *
 August 2027........    23       2       *       *        *               38       5       *       *        *
 August 2028........    20       2       *       *        *               33       4       *       *        *
 August 2029........    18       1       *       *        *               29       3       *       *        *
 August 2030........    15       1       *       *        *               25       2       *       *        *
 August 2031........    13       1       *       *        *               21       2       *       *        *
 August 2032........    10       1       *       *        *               17       1       *       *        *
 August 2033........     8       *       *       *        *               13       1       *       *        *
 August 2034........     6       *       *       *        *               10       1       *       *        *
 August 2035........     4       *       *       *        *                6       *       *       *        *
 August 2036........     2       *       *       *        *                3       *       *       *        *
 August 2037........     0       0       0       0        0                0       0       0       0        0
 Weighted Average Life
 to Maturity (years)** 12.54   5.55    3.24     1.80    1.32             17.93   9.92    6.12     4.05    3.20
 _____________________
 Weighted Average Life
 to Call (years)***    12.33   5.13    2.94     1.64    1.21             17.58   9.00    5.41     3.43    2.61
 _____________________

(*)      Indicates a number that is greater than zero but less than 0.50%.

(**)     The weighted  average life of a certificate is determined by (i)  multiplying  the net reduction,  if any, of the  Certificate  Principal  Balance by the number of years from the date of issuance of the  certificate to the related  distribution  date,  (ii) adding the  results,  and (iii)  dividing  the sum by the  aggregate  of the net reductions of the Certificate Principal Balance described in (i) above.

(***)    To the first possible optional termination date.

Yield Sensitivity of the Interest Only Certificates

         The yield to maturity on the Class I-X-1,  Class II-X-1 and Class III-X-1  Certificates  will be extremely sensitive to both the timing of receipt of prepayments  and the overall rate of principal  prepayments and defaults on the mortgage  loans in Sub-Group I,  Sub-Group II and  Sub-Group  III,  respectively,  which rate may  fluctuate significantly  over time,  because the Notional  Amount of the Class I-X-1  Certificates  is equal to the aggregate
Certificate  Principal  Balance of the Class I-A-1  Certificates  and the Class I-A-2  Certificates,  the  Notional
Amount of the Class  II-X-1  Certificates  is equal to the  aggregate  Certificate  Principal  Balance of the Class
II-A-1  Certificates and the Class II-A-2  Certificates  and the Notional Amount of the Class III-X-1  Certificates
is equal to the aggregate  Certificate  Principal  Balance of the Class III-A-1  Certificates and the Class III-A-2
Certificates.  Investors in these  Interest Only  Certificates  should fully consider the risk that a rapid rate of prepayments on the mortgage  loans in Sub-Group I,  Sub-Group II and Sub-Group III, as applicable,  could result in the failure of such investors to fully recover their investments,  in particular because all principal  prepayments on the  mortgage  loans in  Sub-Group  I on each  distribution  date during the first seven years after the Closing
Date will be  allocated  to the Class II-1A  Certificates,  all  principal  prepayments  on the  mortgage  loans in
Sub-Group  II on each  distribution  date during the first seven years after the Closing  Date will be allocated to the  Class  II-A  Certificates  and all  principal  prepayments  on the  mortgage  loans in  Sub-Group  III on each distribution  date  during the first  seven  years  after the  Closing  Date will be  allocated  to the Class III-A
Certificates (in each case subject to limited exceptions).

         The  following  tables  indicate the  sensitivity  of the pre-tax  yield to maturity on the Interest  Only
Certificates  to various  constant rates of prepayment on the mortgage  loans by projecting  the monthly  aggregate payments on the  Interest  Only  Certificates  and  computing  the  corresponding  pre-tax  yields to maturity on a corporate bond equivalent  basis,  based on the structuring  assumptions,  including the assumptions  regarding the characteristics  and  performance  of such  mortgage  loans,  which  differ  from the  actual  characteristics  and performance  thereof,  and assuming the  aggregate  purchase  price for the Interest  Only  Certificates  set forth below.  Any differences  between such  assumptions and the actual  characteristics  and performance of the mortgage loans and of such  Interest  Only  Certificates  may result in yields  being  different  from  those  shown in such table.  Discrepancies  between  assumed and actual  characteristics  and  performance  underscore the  hypothetical nature of the tables,  which are  provided  only to give a general  sense of the  sensitivity  of yields in varying prepayment scenarios.

            Pre-Tax Yield to Maturity of the Class I-X-1 Certificates at the Following CPR Percentages

Assumed Purchase Price*                   5%               15%              25%               40%              50%
_________________________________________________________________________________________________________________________
          $9,538,714.18                 28.93%           15.61%            1.72%           (21.20)%         (38.27)%

            Pre-Tax Yield to Maturity of the Class II-X-1 Certificates at the Following CPR Percentages

Assumed Purchase Price*                   5%               15%              25%               40%              50%
_________________________________________________________________________________________________________________________
          $2,340,910.46                 28.59%           15.25%            1.59%           (21.20)%         (38.21)%

           Pre-Tax Yield to Maturity of the Class III-X-1 Certificates at the Following CPR Percentages

Assumed Purchase Price*                   5%               15%              25%               40%              50%
_________________________________________________________________________________________________________________________
          $10,415,242.55                28.53%           15.28%            1.74%           (20.92)%         (37.83)%

(*)  Approximate

         Each  pre-tax  yield to maturity set forth in the  preceding  tables was  calculated  by  determining  the monthly  discount  rate which,  when applied to the assumed  stream of cash flows to be paid on the  Interest  Only
Certificates,  would cause the  discounted  present value of such assumed stream of cash flows to equal the assumed purchase  price listed in the table.  Accrued  interest is included in the assumed  purchase price in computing the yields shown.  These yields do not take into account the different  interest  rates at which  investors may be able to reinvest  funds received by them as  distributions  on the Interest Only  Certificates,  and thus do not reflect the  return on any  investment  in the  Interest  Only  Certificates  when any  reinvestment  rates  other than the discount rates set forth in the preceding table are considered.

         Notwithstanding  the assumed  prepayment  rates reflected in the preceding  tables,  it is highly unlikely that the mortgage  loans will be prepaid  according to one  particular  pattern.  For this reason,  and because the timing of cash flows is critical  to  determining  yields,  the pre-tax  yield to  maturity  on the  Interest  Only
Certificates  are likely to differ from those shown in the table above,  even if the prepayment  assumption  equals the  percentages  of CPR  indicated  in the table  above over any given time  period or over the entire life of the
Interest Only Certificates.

         There can be no assurance  that the mortgage  loans will prepay at any  particular  rate or that the yield on the Interest Only  Certificates  will conform to the yields described  herein.  Moreover,  the various remaining terms to maturity and mortgage  rates of the mortgage  loans in Sub-Group I,  Sub-Group II and  Sub-Group III could produce  slower  or  faster  principal  distributions  than  indicated  in the  preceding  tables  at  the  various percentages  of the CPR specified,  even if the weighted  average  remaining term to maturity and weighted  average mortgage  rate of those  mortgage  loans are as assumed.  Investors  are urged to make their  investment  decisions based on their  determinations  as to anticipated  rates of prepayment  under a variety of scenarios.  Investors in the Interest Only  Certificates  should fully  consider the risk that a rapid rate of  prepayments  on the mortgage loans could result in the failure of such investors to fully recover their investments.

         For  additional   considerations   relating  to  the  yield  on  the  Offered  Certificates,   see  "Yield
Considerations" in the prospectus.

                                          POOLING AND SERVICING AGREEMENT

General

         The Certificates  will be issued pursuant to the Agreement,  a form of which is filed as an exhibit to the registration  statement.  A current  report  on Form 8-K  relating  to the  Certificates  containing  a copy of the
Agreement as executed will be filed by the Depositor  with the Securities  and Exchange  Commission  within fifteen days of the initial  issuance of the  Certificates.  The trust fund created under the Agreement will consist of (1)
all of the  Depositor's  right,  title and  interest in and to the  mortgage  loans,  the related  mortgage  notes, mortgages  and other  related  documents,  including  all interest and  principal  due with respect to the mortgage loans after the Cut-off  Date,  but  excluding any payments of principal or interest due on or prior to the Cut-off
Date, (2) any mortgaged  properties acquired on behalf of  certificateholders  by foreclosure or by deed in lieu of foreclosure,  and any  revenues  received  thereon,  (3) the rights of the  Trustee  under all  insurance  policies required to be  maintained  pursuant to the  Agreement,  (4) the rights of the  Depositor  under the Mortgage  Loan
Purchase  Agreement  between the Depositor and the Sponsor,  any subsequent  mortgage loan purchase  agreements and any subsequent  transfer  instruments  relating to the Subsequent  Mortgage Loans,  (5) such assets relating to the mortgage loans as from time to time may be held in the Protected  Accounts and the  Distribution  Account,  (6) the
rights with respect to the Servicing  Agreements,  to the extent  assigned to the Trustee,  and (7) any proceeds of the  foregoing.  Reference is made to the  prospectus  for important  information  in addition to that set forth in this  prospectus  supplement  regarding the trust fund,  the terms and  conditions of the Agreement and the Offered
Certificates.  The Offered  Certificates  will be transferable  and  exchangeable at the corporate trust offices of the Securities  Administrator,  which will serve as Certificate  Registrar and Paying Agent; for these purposes and for purposes of presentment  and surrender  located at Sixth Street and Marquette  Avenue,  Minneapolis,  Minnesota
55479,  Attention:  Corporate Trust Group,  BSAAT 2007-1,  and for all other purposes located at 9062 Old Annapolis
Road,  Columbia,  Maryland 21045,  Attention:  Corporate Trust Group,  BSAAT 2007-1.  The Depositor will provide to prospective or actual  certificateholders  without charge,  on written  request,  a copy (without  exhibits) of the
Agreement.  Requests  should be addressed to Structured  Asset Mortgage  Investments  II Inc., 383 Madison  Avenue,
New York, New York 10179.

Assignment of the Mortgage Loans

         At the time of issuance of the  Certificates,  the Depositor will cause the mortgage loans,  together with all  principal  and interest due on or with respect to such  mortgage  loans after the Cut-off  Date, to be sold to the trust.  The mortgage  loans will be  identified  in a schedule  appearing as an exhibit to the  Agreement  with each Sub-Group  separately  identified.  Such schedule will include information as to the principal balance of each mortgage loan as of the Cut-off Date, as well as  information  including,  among other things,  the mortgage  rate, the Net Rate, the Monthly Payment, the maturity date of each mortgage note and the Loan-to-Value Ratio.

Representations and Warranties

         In the Mortgage Loan Purchase  Agreement (or  subsequent  mortgage loan purchase  agreement),  pursuant to which the Depositor  purchased (or will  purchase) the mortgage  loans from the Sponsor and Master Funding LLC, the
Sponsor made (or will make) certain  representations and warranties to the Depositor  concerning the mortgage loans with  respect to itself and with respect to Master  Funding LLC. The Trustee will be assigned all right,  title and interest in the Mortgage Loan Purchase  Agreement  insofar as they relate to such  representations  and  warranties made by the Sponsor.

         The  representations  and  warranties  of the  Sponsor  with  respect to the  mortgage  loans  include the following, among others:

                  (1)      The  information  set forth in the mortgage loan schedule is true,  complete and correct in all material respects as of the date such representation was made;

                  (2)      Immediately  prior to the sale of the related  mortgage  loans  pursuant to the Mortgage
                           Loan Purchase  Agreement,  the Sponsor was the sole owner of beneficial title and holder of each  mortgage and mortgage  note  relating to the related  mortgage  loans as of the
                           Closing Date or as of another  specified  date,  is conveying  the same to the Depositor free  and  clear of any  encumbrance,  equity,  participation  interest,  lien,  pledge, charge,  claim or security  interest  and the Sponsor  has full right and  authority  to sell and assign each mortgage  loan  pursuant to the Mortgage  Loan Purchase  Agreement;
                           and

                  (3)      As of the Closing Date there is no monetary  default  existing under any mortgage or the related  mortgage  note and there is no material  event which,  with the passage of time or with  notice and the  expiration  of any grace or cure  period,  would  constitute  a default,  breach  or event of  acceleration;  and  neither  the  Sponsor  nor any of its respective  affiliates  has taken any  action to waive any  default,  breach or event of acceleration;  and no  foreclosure  action  is  threatened  or has been  commenced  with respect to the mortgage loan.

         In the case of a breach of any  representation  or warranty set forth above, or otherwise  included in the
Mortgage  Loan  Purchase  Agreement,  which  materially  and  adversely  affects  the  value  of the  interests  of certificateholders  or the  Trustee in any of the  mortgage  loans,  within 90 days from the date of  discovery  or notice from the Trustee,  the Depositor,  the Securities  Administrator or the Sponsor of such breach,  the Sponsor will either (i) cure such breach in all material  respects,  (ii)  provide the Trustee  with a substitute  mortgage loan (if within two years of the Closing  Date) or (iii)  purchase  the  related  mortgage  loan at the  applicable
Repurchase  Price.  This obligation of the Sponsor to cure,  purchase or substitute  shall constitute the Trustee's sole and exclusive remedy respecting a breach of such representations and warranties.

The Custodians

         Wells  Fargo is acting as  custodian  of  certain  of the  mortgage  loan files  pursuant  to the  related
Custodial  Agreement.  In that  capacity,  Wells Fargo is  responsible to hold and safeguard the mortgage notes and other contents of the mortgage  files on behalf of the Trustee and the  certificateholders.  Wells Fargo  maintains each  mortgage  loan file in a  separate  file  folder  marked  with a unique  bar code to assure  loan-level  file
integrity and to assist in inventory  management.   Files are segregated by  transaction or investor.   Wells Fargo
has been  engaged  in the  mortgage  document  custody  business  for more than 25  years.  Wells  Fargo  maintains document  custody  facilities in its Minneapolis,  Minnesota  headquarters and in three regional offices located in
Richfield,  Minnesota,  Irvine,  California,  and Salt Lake City,  Utah. As of June 30, 2007, Wells Fargo maintains mortgage  custody vaults in each of those  locations with an aggregate  capacity of over eleven million files.  For a general  description of Wells Fargo,  see the description  herein under "The Master Servicer and the Servicer—The
Master Servicer."

         Treasury Bank, a Division of Countrywide  Bank, FSB,  ("Treasury  Bank") is acting as custodian of certain
of the mortgage loans pursuant to a Custodial  Agreement.   Treasury Bank is responsible to hold and safeguard such
mortgage  notes and other  contents of the  mortgage  files on behalf of the  Trustee  and the  certificateholders.
 Treasury Bank's principal place of business is 1199 N. Fairfax Street, Ste 500,  Alexandria,  VA 22314.   Treasury
Bank's  document  custody  facilities  are located at 4100 East Los  Angeles  Ave,  Simi  Valley,  CA 93063.,  4951
Savarese  Circle,  Tampa,  FL  33634,  and 4500 Amon Carter  Blvd,  Fort Worth,  TX 76155.  Pursuant to the related custodial  agreement,  the custodian will maintain continuous custody of the mortgage notes and the other documents
included in the mortgage files related to such mortgage loans.  The custodian will:   electronically  segregate the
mortgage  files of all other  documents in the  custodian's,  possession,  identify the mortgage as being held, and hold the mortgage  files for the Trustee and the  certificateholders  maintain at all times a current  inventory of the mortgage files, and secure the mortgage files in fire resistant facilities.

The Trustee

         The Trustee is Citibank,  N.A., a national  banking  association and wholly owned  subsidiary of Citigroup
Inc., a Delaware  corporation.  Citibank,  N.A.  performs as trustee through the Agency and Trust line of business, which is part of the Global  Transaction  Services  division.  Citibank,  N.A. has primary  corporate trust offices located in both New York and London.  Citibank,  N.A. is a leading provider of corporate trust services  offering a full range of agency,  fiduciary,  tender  and  exchange,  depositary  and  escrow  services.  As of the end of the second  quarter of 2007,  Citibank's  Agency and Trust group manages in excess of $4.1 trillion in fixed income and equity  investments on behalf of  approximately  2,500  corporations  worldwide.  Since 1987,  Citibank  Agency and
Trust has provided  trustee  services for  asset-backed  securities  containing pool assets  consisting of airplane leases, auto loans and leases, boat loans,  commercial loans,  commodities,  credit cards, durable goods, equipment leases,  foreign  securities,  funding agreement backed note programs,  truck loans,  utilities,  student loans and commercial  and  residential  mortgages.  As of the end of the  second  quarter  of 2007,  Citibank,  N.A.  acts as trustee and/or paying agent for approximately 400 various residential mortgage-backed transactions.

         If an  event of  default  has not  occurred  (or has  occurred  but is no  longer  continuing)  under  the
Agreement,  then the Trustee will perform only such duties as are  specifically set forth in the Agreement as being the duties to be performed by the Trustee prior to the  occurrence  (or following the  discontinuance)  of an event of default  thereunder.  If an event of default  occurs  and is  continuing  under the  Agreement,  the  Trustee is required to exercise  such of the rights and powers  vested in it by the  Agreement,  such as (upon the  occurrence and during the  continuance  of certain  events of  default)  either  acting as the  successor  master  servicer or appointing a successor  master  servicer,  and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the  circumstances  in the conduct of such investor's own affairs.  Subject to certain  qualifications  specified in the Agreement,  the Trustee will be liable for its own negligent action,  its own negligent failure to act and its own willful misconduct.

         The Trustee's  duties and  responsibilities  under the  Agreement  include,  upon receipt of  resolutions, certificates  and reports  which are  specifically  required  to be  furnished  to it  pursuant  to the  Agreement, examining  them to determine  whether they are in the form required by the  Agreement,  providing to the Securities
Administrator  notices of the occurrence of certain  events of default under the Agreement,  appointing a successor master servicer, and effecting any optional termination of the trust.

         The fee of the  Trustee  will be payable by the Master  Servicer.  The  Agreement  will  provide  that the
Trustee  and any  director,  officer,  employee  or agent of the  Trustee  will be  entitled  to  recover  from the
Distribution  Account prior to any distributions to the  certificateholders  all reasonable out-of pocket expenses, disbursements  and advances of the Trustee,  in connection  with any event of default,  any breach of the Agreement or any claim or legal action  (including any pending or threatened  claim or legal action)  incurred or made by the
Trustee  in the  administration  of  the  trust  created  pursuant  to  the  Agreement  (including  the  reasonable compensation and disbursements of its counsel),  other than any such expense,  disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the certificateholders.

         The  Trustee  may  resign at any time,  in which  event  the  Depositor  will be  obligated  to  appoint a successor  trustee.  The Depositor may also remove the Trustee if the Trustee  ceases to be eligible to continue as
Trustee under the Agreement and fails to resign after written  request  therefor by the Depositor or if the Trustee becomes  insolvent.  Upon  becoming  aware of those  circumstances,  the  Depositor  will be obligated to appoint a successor  trustee.  The  Trustee  may also be removed at any time by the holders of  certificates  evidencing  not less than 51% of the aggregate  voting rights in the related trust.  Any  resignation or removal of the Trustee and appointment of a successor  trustee will not become  effective until acceptance of the appointment by the successor trustee as set forth in the Agreement.

         On and after the time the Master  Servicer  receives a notice of  termination  pursuant to the  Agreement, the Trustee shall  automatically  become the successor to the Master Servicer with respect to the  transactions set forth or provided for in the Agreement and after a transition  period (not to exceed 90 days),  shall be subject to all the  responsibilities,  duties,  liabilities  and  limitations  on liabilities  relating  thereto placed on the
Master Servicer by the terms and provisions of the Agreement;  provided,  however, that EMC shall have the right to either (a)  immediately  assume  the duties of the Master  Servicer  or (b)  select a  successor  Master  Servicer;
provided  further,  however,  that the Trustee  shall have no obligation  whatsoever  with respect to any liability
(other than advances  deemed  recoverable  and not previously  made) incurred by the Master Servicer at or prior to the time of  termination.  Effective  on the date of such notice of  termination,  as  compensation  therefor,  the
Trustee  shall be entitled to all  compensation,  reimbursement  of expenses  and  indemnification  that the Master
Servicer  would have been  entitled  to if it had  continued  to act  pursuant  to the  Agreement  except for those amounts due the Master Servicer as  reimbursement  permitted  under this Agreement for advances  previously made or expenses  previously  incurred.  Notwithstanding  the  foregoing,  the Trustee  may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making  advances or if it is otherwise  unable to so act, appoint,  or petition a court of  competent  jurisdiction  to appoint,  any  established  mortgage  loan  servicing institution  the  appointment  of which does not adversely  affect the then current rating of the  certificates  by each rating agency as the successor to the Master  Servicer  pursuant to the Agreement in the  assumption of all or any part of the  responsibilities,  duties or liabilities  of the Master  Servicer  pursuant to the Agreement.  Any successor Master Servicer shall be an established  housing and home finance  institution  which is a Fannie Mae- or
Freddie Mac-approved  servicer,  and with respect to a successor to the Master Servicer only, having a net worth of not less than  $10,000,000;  provided,  that the Trustee  shall  obtain a letter  from each Rating  Agency that the ratings,  if any, on each of the Certificates  will not be lowered as a result of the selection of the successor to the Master Servicer.  If the Trustee assumes the duties and  responsibilities  of the Master Servicer,  the Trustee shall not resign as successor  master servicer until another  successor  master servicer has been appointed and has accepted such  appointment.  Pending  appointment of a successor to the Master  Servicer  under the Agreement,  the
Trustee,  unless the Trustee is  prohibited  by law from so acting,  shall act in such  capacity as provided in the
Agreement.  In connection  with such  appointment and assumption,  the Trustee may make such  arrangements  for the compensation  of such  successor  out of payments on mortgage  loans or  otherwise as it and such  successor  shall agree;  provided that such  compensation  shall not be in excess of that which the Master  Servicer would have been entitled  to if the Master  Servicer  had  continued  to act under the  Agreement,  and that such  successor  shall undertake and assume the  obligations of the Master  Servicer to pay  compensation to any third Person acting as an agent or independent contractor in the performance of master servicing  responsibilities  under the Agreement.  The
Trustee and such  successor  shall take such  action,  consistent  with the  Agreement,  as shall be  necessary  to effectuate any such succession.

         The costs and  expenses  of the  Trustee  in  connection  with the  termination  of the  Master  Servicer, appointment  of a successor  master  servicer and, if  applicable,  any transfer of servicing,  including,  without limitation,  all  costs  and  expenses  associated  with  the  complete  transfer  of all  servicing  data  and the completion,  correction or  manipulation  of such  servicing  data as may be required by the Trustee to correct any errors or  insufficiencies  in the servicing data or otherwise  enable the Trustee or successor  master servicer to service the mortgage loans properly and  effectively,  to the extent not paid by the  terminated  master  servicer, will be payable to the  Trustee by the Master  Servicer  pursuant to the  Agreement.  Any  successor  to the Master
Servicer as successor servicer under any subservicing  agreement shall give notice to the applicable  mortgagors of such  change of servicer  and will,  during the term of its service as  successor  servicer,  maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to the Agreement.

         If the  Trustee  will  succeed to any duties of the  Master  Servicer  respecting  the  mortgage  loans as provided  herein,  it will do so in a separate  capacity and not in its capacity as Trustee and,  accordingly,  the provisions of the Agreement  concerning the Trustee's  duties will be  inapplicable to the Trustee in its duties as the  successor to the Master  Servicer in the  servicing of the  mortgage  loans  (although  such  provisions  will continue to apply to the Trustee in its capacity as  Trustee);  the  provisions  of the  Agreement  relating to the
Master Servicer, however, will apply to the Trustee in its capacity as successor master servicer.

         Upon any  termination or appointment of a successor to the Master  Servicer,  the Trustee will give prompt written notice thereof to the Securities Administrator and to the Rating Agencies.

         In addition to having express duties under the Agreement,  the Trustee,  as a fiduciary,  also has certain duties unique to  fiduciaries  under  applicable  law. In general,  the Trustee will be subject to certain  federal laws and,  because  the  Agreement  is governed by New York law,  certain New York state laws.  As a national  bank acting in a fiduciary  capacity,  the trustee will, in the  administration  of its duties under the  Agreement,  be subject to certain  regulations  promulgated by the Office of the Comptroller of the Currency,  specifically  those set forth in Chapter 12, Part 9 of the Code of Federal  Regulations.  New York common law has required  fiduciaries of common law trusts formed in New York to perform their duties in accordance with the "prudent  person"  standard, which,  in this  transaction,  would require the Trustee to exercise such diligence and care in the  administration of the trust as a person of ordinary  prudence would employ in managing his own property.  However,  under New York common law,  the  application  of this  standard of care can be  restricted  contractually  to apply only after the occurrence of a default.  The Agreement  provides that the Trustee is subject to the prudent  person  standard only for so long as an event of default has occurred and remains uncured.

The Securities Administrator

         Under the terms of the Agreement,  Wells Fargo is also  responsible for securities  administration,  which includes pool performance  calculations,  distributions to the  certificateholders,  distribution  calculations and the preparation of monthly distribution  reports. As Securities  Administrator,  Wells Fargo is responsible for the preparation  and filing of all REMIC tax  returns  on behalf of the Trust  REMICs  and the  preparation  of monthly reports on Form 10-D,  certain  current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the  Securities  and Exchange  Commission on behalf of the issuing  Trust.  Wells Fargo has been engaged in the business of securities  administration  since June 30, 1995. As of June 30, 2007,  Wells Fargo was acting as securities  administrator with respect to more than  $112,082,000,000  of outstanding  residential  mortgage-backed securities.  For a general  description of Wells Fargo,  see the description  herein under "The Master Servicer and the Servicers—The Master Servicer."

         Wells Fargo Bank's assessment of compliance with applicable  servicing  criteria relating to its provision of master  servicing,  trustee,  securities  administration  and paying agent  services for the twelve months ended
December 31, 2006,  furnished  pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the  1122(d)(3)(i)  servicing  criteria during that reporting period.  The assessment of compliance  indicates that certain  monthly  investor or  remittance  reports  included  errors in the  calculation  and/or the  reporting  of delinquencies  for the related  pool  assets,  which  errors may or may not have been  material,  and that all such errors were the result of data  processing  errors  and/or the mistaken  interpretation  of data  provided by other parties  participating in the servicing function.  The assessment further states that all necessary  adjustments to
Wells Fargo Bank's data  processing  systems  and/or  interpretive  clarifications  have been made to correct those errors and to remedy related procedures.

         The  Securities  Administrator  shall serve as  Certificate  Registrar  and Paying Agent.  The  Securities
Administrator's  office for notices under the Agreement is located at 9062 Old Annapolis Road,  Columbia,  Maryland
21045,  and for  certificate  transfer  services  is located at Sixth  Street and  Marquette  Avenue,  Minneapolis,
Minnesota 55479.

         The  Agreement  will provide that the  Securities  Administrator  and any director,  officer,  employee or agent of the  Securities  Administrator  will be entitled to recover from the  Distribution  Account all reasonable out-of pocket expenses,  disbursements and advances of the Securities  Administrator,  in connection with any event of default,  any breach of the Agreement or any claim or legal action  (including  any pending or threatened  claim or legal  action)  incurred or made by the  Securities  Administrator  in the  administration  of the trust created pursuant to the Agreement  (including the reasonable  compensation and  disbursements  of its counsel),  other than any such expense,  disbursement  or advance as may arise from its negligence or intentional  misconduct or which is the responsibility of the certificateholders.

The Master Servicer and Servicers

Master Servicer

         The Master  Servicer  will be  responsible  for master  servicing  the mortgage  loans.  Master  servicing responsibilities include:

                  o   receiving certain funds from servicers;

                  o   reconciling servicing activity with respect to the mortgage loans;

                  o   oversight of all servicing activity by the servicers; and

                  o   providing certain notices and other responsibilities as detailed in the Agreement.

         The  Master  Servicer  may,  from time to time,  outsource  certain  of its  master  servicing  functions, although any such  outsourcing will not relieve the Master Servicer of any of its  responsibilities  or liabilities under the Agreement.

         For a general  description of the Master  Servicer and its  activities,  see "The Master  Servicer and the
Servicers—The  Master  Servicer"  in this  prospectus  supplement.  For a general  description  of  material  terms relating to the Master  Servicer's  removal or  replacement,  see "The  Agreements—Certain  Matters  Regarding  the
Master Servicer and the Depositor" in the prospectus.

Servicer Responsibilities

         Servicers are generally responsible for the following duties:

                  o   communicating with borrowers;

                  o   sending monthly remittance statements to borrowers;

                  o   collecting payments from borrowers;

                  o   recommending  a loss  mitigation  strategy for  borrowers  who have  defaulted on their loans
                      (i.e. repayment plan, modification, foreclosure, etc.);

                  o   accurate and timely  accounting,  reporting  and  remittance  of the  principal  and interest portions of monthly  installment  payments to the Master  Servicer,  together  with any other sums paid by borrowers that are required to be remitted;

                  o   accurate  and timely  accounting  and  administration  of escrow  and  impound  accounts,  if applicable;

                  o   accurate and timely reporting of negative amortization amounts, if any;

                  o   paying escrows for borrowers, if applicable;

                  o   calculating and reporting payoffs and liquidations;

                  o   maintaining an individual file for each loan; and

                  o   maintaining  primary mortgage insurance  commitments or certificates if required,  and filing any primary mortgage insurance claims.

Servicing and Other Compensation and Payment of Expenses

         The  Master  Servicer  will be  entitled  to  receive  a  Master  Servicing  Fee as  compensation  for its activities  under  the  Agreement  equal to  1/12th of the  Master  Servicing  Fee Rate  multiplied  by the  Stated
Principal  Balance of the mortgage loans as of the related Due Date.  The Master  Servicer will also be entitled to the  investment  income on funds in the  Distribution  Account  for the  period  specified  in the  Agreement.  The
Depositor  may also be  entitled  to  investment  income on the funds in the  Distribution  Account  for the period specified in the  Agreement.  The Master  Servicer and the Depositor will be liable for losses on such funds as set forth in the  Agreement.  The amounts due to the Master  Servicer as  specified  in this  paragraph  are  hereafter referred to as the Master  Servicer  Compensation.  Each of the  Servicers  will be entitled to receive a Servicing
Fee as compensation  for its activities  under the related  Servicing  Agreement equal to 1/12 of the Servicing Fee
Rate  multiplied  by the Stated  Principal  Balance of each  mortgage  loan serviced by such Servicer as of the Due
Date in the month  preceding  the month in which  such  distribution  date  occurs.  However,  Prepayment  Interest
Shortfalls  on the  mortgage  loans  resulting  from  prepayments  in full or in part will be offset by the related
Servicer up to an amount equal to its  aggregate  Servicing  Fee due in such month or, upon one or more  Servicers'
default in the payment  thereof,  by the Master Servicer on the distribution  date in the following  calendar month to the extent of Compensating Interest Payments as described herein.

         In addition to the primary  compensation  described  above,  the  applicable  Servicer  may be entitled to retain  assumption  fees, tax service fees,  late payment charges and, with respect to the mortgage loans only, any prepayment  charges and penalties,  in each case the extent collected from the related mortgagor and as provided in the related Servicing Agreement.

         The  applicable  Servicer  will pay all  related  expenses  incurred  in  connection  with  its  servicing responsibilities (subject to limited reimbursement as described in the related Servicing Agreement).

Table of Fees

         The following  table  indicates  the fees expected to be paid from the cash flows from the mortgage  loans and other assets of the trust fund, while the offered certificates are outstanding.

         All fees are  expressed as a percentage,  at an  annualized  rate,  applied to the  outstanding  aggregate principal balance of the related mortgage loans.

         Item                        Fee                              Paid From
___________________________________________________________________________________________________
Servicing Fee(1)        0.200%  through 0.375%          Mortgage Loan Interest Collections
                        per annum

      (1)  This fee is paid on a first  priority  basis from  collections  allocable  to  interest  on the  related mortgage loans, prior to distributions to certificateholders.

Collection and Other Servicing Procedures; Modifications

         The  applicable  Servicers  will use  reasonable  efforts to ensure that all payments  required  under the terms and provisions of the mortgage loans are collected,  and will follow collection  procedures comparable to the collection  procedures of prudent mortgage lenders  servicing  mortgage loans for their own account,  to the extent such procedures will be consistent with the Agreement.

         Except as set forth in the related  Servicing  Agreement,  in instances in which a loan is in default,  or if default is reasonably  foreseeable,  and if determined by the applicable Servicer to be in the best interests of the  certificateholders,  the applicable Servicer may engage,  either directly or through  subservicers,  in a wide variety of loss mitigation practices including waivers, modifications,  payment forbearances,  partial forgiveness, entering into repayment  schedule  arrangements,  and  capitalization  of arrearages  rather than  proceeding  with foreclosure or repossession,  if applicable.  In making that determination,  the applicable Servicer will take into account  whether  such  loss  mitigation  practice  will  not  be  materially  adverse  to  the  interests  of  the certificateholders  in the aggregate on a present value basis using reasonable  assumptions  (including taking into account any estimated  Realized  Losses that might result absent such  action).  Modifications  may have the effect of, among other things,  reducing or otherwise changing the loan rate,  forgiving  payments of principal,  interest or other amounts owed under the mortgage loan,  such as taxes or insurance  premiums,  extending the final maturity date of the  mortgage  loan,  capitalizing  or  deferring  delinquent  interest  and other  amounts  owed under the mortgage loan, or any combination of these or other  modifications.  In addition,  if the loan is not in default or if default is not reasonably  foreseeable,  the applicable Servicer may modify the mortgage loan only to the extent set forth in the Agreement;  provided  that,  such  modification  will not result in the imposition of taxes on any
REMIC or otherwise  adversely  affect the REMIC status of the issuing  entity.  Any modified loan may remain in the issuing  entity,  and the reduction in collections  resulting  from a  modification  may result in a lower interest rate cap,  reduced  distributions  of interest or principal  on, may extend the final  maturity of, or result in an allocation of a Realized Loss to, one or more classes of the related certificates.

         In connection  with any such Servicing  Modification,  the applicable  Servicer or the Master Servicer may reimburse itself from the issuing entity for any outstanding  monthly  advances and servicing  advances in the same calendar month as the Servicing  Modification  to the extent that such monthly  advances or servicing  advances are reimbursable to the applicable  Servicer or the Master Servicer and to the extent of the related  principal portion of funds  available for the related  distribution  date.  To the extent there are not  sufficient  principal  funds available on the related  distribution  date to reimburse the applicable  Servicer or the Master  Servicer for such monthly  advances and servicing  advances,  the applicable  Servicer or the Master  Servicer,  as  applicable,  may reimburse itself on a first priority basis from related  principal funds that are available on future  distribution dates. If any mortgagor's  obligation to repay any outstanding  amounts due under the terms of the related mortgage loan for which a monthly  advance or  servicing  advance  has been made by the  applicable  Servicer  or the Master
Servicer is forgiven,  any such monthly advance or servicing  advance will be treated as a Realized Loss which will be incurred on the  distribution  date  related to the  calendar  month  during  which the  Servicing  Modification occurred.

         Certain mortgage loans contain  due-on-sale  clauses.  If a mortgaged  property has been or is about to be conveyed by the  mortgagor  and the  applicable  Servicer has  knowledge  thereof,  the  applicable  Servicer  will accelerate  the maturity of the mortgage  loan, to the extent  permitted by the terms of the related  mortgage note and applicable  law. If it reasonably  believes that the  due-on-sale  clause cannot be enforced  under  applicable law, or would otherwise  potentially  impair any recovery under a primary mortgage insurance policy, if applicable, the applicable  Servicer in some cases with the prior consent of the trustee (not to be unreasonably  withheld) may enter into an  assumption  agreement  with the person to whom such  property  has been or is about to be  conveyed, pursuant to which such person  becomes liable under the mortgage note and the  mortgagor,  to the extent  permitted by applicable  law,  remains liable  thereon.  The  applicable  Servicer will retain any fee collected for entering into  assumption  agreements  as  additional  servicing  compensation.  In  regard  to  circumstances  in which the applicable  Servicer may be unable to enforce  due-on-sale  clauses, we refer you to "Material Legal Aspects of the
Loans — Due-on-Sale  Clauses in Mortgage Loans" in the  prospectus.  In connection  with any such  assumption,  the interest rate borne by the related  mortgage note may not be changed.  Certain other  mortgage  loans are assumable under some  circumstances  if, in the sole judgment of the  applicable  Servicer,  the  prospective  purchaser of a mortgaged property is creditworthy and the security for the mortgage loan is not impaired by the assumption.

         The  applicable  Servicer  will  establish and maintain,  in addition to the protected  account  described below under "—Protected  Account," one or more servicing accounts in an eligible account.  The applicable  Servicer will  deposit and retain  therein  all  collections  from the  mortgagors  for the  payment of taxes,  assessments, insurance  premiums,  or comparable  items as agent of the mortgagors as provided in the Agreement.  Each servicing account and the  investment of deposits  therein will comply with the  requirements  of the Agreement and will meet the  requirements of the rating  agencies.  Withdrawals of amounts from the servicing  accounts may be made only to effect timely payment of taxes,  assessments,  insurance premiums, or comparable items, to reimburse the applicable
Servicer or the Master  Servicer for any advances made with respect to such items,  to refund to any mortgagors any sums as may be  determined  to be  overages,  to pay  interest,  if  required,  to  mortgagors  on  balances in the servicing  accounts,  to pay earnings  not  required to be paid to  mortgagors  to the  applicable  Servicer or the
Master  Servicer,  or to clear and terminate the servicing  accounts at or at any time after the termination of the
Agreement.

         The  applicable  Servicer will  maintain  errors and  omissions  insurance  and fidelity  bonds in certain specified amounts to the extent required under the Agreement.

Evidence as to Compliance

         The Agreement  will provide that on or before a specified  date in March of each year,  beginning with the first year after the year in which the Cut-off Date occurs,  the  Securities  Administrator,  the Master  Servicer,
the  Servicers and each party  participating  in the servicing  function will provide to the Master  Servicer,  the
Depositor and the  Securities  Administrator  a report on an assessment  of compliance  with the minimum  servicing criteria  established in Item 1122(a) of  Regulation AB (the "AB Servicing  Criteria").  The AB Servicing  Criteria
include specific criteria relating to the following areas:  general servicing  considerations,  cash collection and administration,  investor  remittances  and  reporting,  and pool-asset  administration.  Such report will indicate that the AB  Servicing  Criteria  were  used to test  compliance  on a  platform  level  basis and will set out any material instances of noncompliance.

         The Agreement  will also provide that the Securities  Administrator,  the Master  Servicer,  the Servicers
and each party  participating in the servicing function will deliver to the Master Servicer,  the Depositor and the
Securities  Administrator  along with its report on assessment of compliance,  an attestation report from a firm of independent public accountants on the assessment of compliance with the AB Servicing Criteria.

         The  Agreement  will also  provide  for  delivery to the Master  Servicer,  Depositor  and the  Securities
Administrator,  on or before a specified date in March of each year, of a separate  annual  statement of compliance from each servicer to the effect that, to the best knowledge of the signing  officer,  such person has fulfilled in all material respects its obligations under the Agreement or related servicing  agreement  throughout the preceding year or, if there has been a  material  failure in the  fulfillment  of any such  obligation,  the  statement  will specify  such failure and the nature and status  thereof.  This  statement  may be provided as a single form making the required statements as to more than one Agreement or related servicing agreement.

         Copies of the  annual  reports of  assessment  of  compliance,  attestation  reports,  and  statements  of
compliance  may  be  obtained  by   certificateholders   without  charge,   if  not  available  on  the  Securities
Administrator's  website,  upon written  request to the Master  Servicer at the address of the Master  Servicer set forth above under "The Master  Servicer  and the  Servicers—The  Master  Servicer."  These items will be filed with the Issuing Entity's annual report on Form 10-K, to the extent required under Regulation AB.

Realization Upon Defaulted Mortgage Loans

         Each  Servicer  will take such action as it deems to be in the best  interest of the trust with respect to defaulted mortgage loans and foreclose upon or otherwise  comparably  convert the ownership of properties  securing defaulted  mortgage  loans as to which no  satisfactory  collection  arrangements  can be made.  To the  extent set forth in the related  Servicing  Agreement,  each Servicer will service the property  acquired by the trust through foreclosure or deed-in-lieu  of foreclosure in accordance with procedures that such Servicer  employs and exercises in  servicing  and  administering  mortgage  loans for its own account and which are in  accordance  with  accepted mortgage servicing practices of prudent lending institutions and to the extent set forth in the Agreement.

         Since Insurance  Proceeds cannot exceed deficiency claims and certain expenses incurred by a Servicer,  no insurance  payments will result in a recovery to  certificateholders  which  exceeds the  principal  balance of the defaulted mortgage loan together with accrued interest thereon at its Net Rate.

Transfer of Master Servicing

         The  Master  Servicer  may sell and  assign its rights  and  delegate  its duties and  obligations  in its entirety as master  servicer  under the  Agreement;  provided,  however,  that:  (i) the  purchaser  or  transferee accepting such  assignment and delegation (a) shall be a person which shall be qualified to service  mortgage loans for Fannie Mae or Freddie Mac,  notwithstanding  that the Master Servicer need not be so qualified;  (b) shall have a net worth of not less than $10,000,000  (unless otherwise  approved by each rating agency pursuant to clause (ii)
below);  (c) shall be reasonably  satisfactory to the Trustee (as evidenced in writing signed by the Trustee);  and
(d) shall execute and deliver to the Trustee an agreement,  in form and substance  reasonably  satisfactory  to the
Trustee,  which  contains an assumption by such person of the due and punctual  performance  and observance of each covenant and condition to be performed or observed by it as master  servicer under the Agreement;  (ii) each Rating
Agency shall be given prior  written  notice of the identity of the proposed  successor to the Master  Servicer and each  Rating  Agency's  rating  of the  Certificates  in  effect  immediately  prior to such  assignment,  sale and delegation will not be downgraded,  qualified or withdrawn as a result of such assignment,  sale and delegation, as evidenced by a letter to such effect  delivered to the Master  Servicer and the Trustee;  (iii) the Master Servicer
assigning and selling the master  servicing  shall deliver to the Trustee an officer's  certificate  and an opinion of counsel  addressed  to the  Trustee,  each  stating  that all  conditions  precedent  to such  action  under the
Agreement  have been  completed  and such action is permitted by and complies  with the terms of the  Agreement and
(iv) in the event the Master  Servicer is  terminated  without  cause by EMC, EMC shall pay the  terminated  Master
Servicer a termination fee equal to 0.25% of the aggregate  Stated  Principal  Balance of the mortgage loans at the time the  master  servicing  of the  mortgage  loans is  transferred  to the  successor  master  servicer.  No such assignment or  delegation  shall affect any liability of the Master  Servicer  arising prior to the effective  date thereof.

Optional Purchase of Defaulted Loans

         With respect to any mortgage  loan which as of the first day of a Fiscal  Quarter is delinquent in payment by 90 days or more or is an REO  Property,  the Sponsor will have the right,  but not the  obligation,  to purchase such  mortgage  loan from the Trust at a price equal to the  Repurchase  Price;  provided,  however  (i) that  such mortgage  loan is still 90 days or more  delinquent  or is an REO  Property  as of the  date of such  purchase  and
(ii) this purchase option, if not theretofore  exercised,  shall terminate on the date prior to the last day of the related Fiscal Quarter.  This purchase  option,  if not exercised,  shall not be thereafter  reinstated  unless the delinquency is cured and the mortgage loan  thereafter  again becomes 90 days or more  delinquent or becomes an REO
Property,  in which case the option  shall  again  become  exercisable  as of the first day of the  related  Fiscal
Quarter.

         In addition,  the Sponsor will have the right, but not the obligation,  to purchase any mortgage loan from the Issuing  Entity for which (i) the initial  scheduled  payment due to the sponsor or (ii) the initial  scheduled payment due to the Issuing Entity becomes 30 days  delinquent;  provided  however,  such optional purchase shall be exercised  no later  than the 270th day after such  mortgage  loan is subject  to such  optional  repurchase.  Such purchase  shall be made at a price equal to 100% of the Stated  Principal  Balance  thereof plus  accrued  interest thereon  at the  applicable  mortgage  rate from the date  through  which  interest  was last  paid by the  related mortgagor or advanced to the first day of the month in which such amount is to be distributed.

         These  optional  purchase  rights  described  above  may be  assigned  by the  Sponsor  to a third  party, including a holder of a class of  Certificates.  Investors  should note that the removal of any such  mortgage loan from the Trust may  affect the loss and  delinquency  tests,  which may  adversely  affect the market  value of the
Certificates.

The Protected Accounts

         Each  Servicer  will  establish  and maintain one or more  accounts,  referred to herein as the  Protected
Accounts,  into which it will deposit on a daily basis all  collections  of principal  and interest on any mortgage loans, including but not limited to Principal Prepayments,  Insurance Proceeds,  Liquidation Proceeds (less amounts reimbursable to the Servicer out of Liquidation  Proceeds in accordance with the applicable  Servicing  Agreement), the Repurchase  Price for any mortgage loans  repurchased,  and advances made from such  Servicer's own funds (less the  Servicing  Fee).  All  Protected  Accounts  and amounts at any time  credited  thereto  shall  comply with the requirements  of the applicable  Servicing  Agreement and shall meet the  requirements  of the Rating Agencies with respect thereto.

         On the date specified in the applicable Servicing  Agreement,  the related Servicer will withdraw or cause to be withdrawn  from the  applicable  Protected  Accounts and any other  permitted  accounts and will remit to the
Securities  Administrator  for deposit in the  Distribution  Account the available  funds of each Sub-Group in such
Protected Accounts for such distribution date.

The Distribution Account

         The Securities  Administrator shall establish and maintain in the name of the Trustee,  for the benefit of the certificateholders,  an account,  referred to herein as the Distribution Account, into which the Servicers will remit  amounts  collected  on the  mortgage  loans and any required  advances  and the Master  Servicer  will remit advances  (to the  extent  required  to make  advances)  from the  Master  Servicer's  own funds  (less the  Master
Servicer's  expenses,  as provided in the  Agreement).  The  Distribution  Account and amounts at any time credited thereto  shall  comply  with the  requirements  of the  Agreement  and shall  meet the  requirements  of the Rating
Agencies.  The  Securities  Administrator  will deposit in the  Distribution  Account,  as received,  the following amounts:

                  (i)      Any amounts withdrawn from a Protected Account or other permitted account;

                  (ii)     Any Monthly Advance and Compensating Interest Payments;

                  (iii)    Any  Insurance  Proceeds or Net  Liquidation  Proceeds  received by the Master  Servicer which were not deposited in a Protected Account or other permitted account;

                  (iv)     The  Repurchase  Price with respect to any mortgage loans  repurchased  and all proceeds of any mortgage loans or property  acquired in connection with the optional  termination of the Trust;

                  (v)      Any amounts  required to be deposited  with respect to losses on permitted  investments;
                           and

                  (vi)     Any other  amounts  received by the Master  Servicer and required to be deposited in the
                           Distribution Account pursuant to the Agreement.

         The amount at any time credited to the  Distribution  Account shall be in general (i) fully insured by the
FDIC to the maximum  coverage  provided  thereby or (ii)  invested in the name of the  Trustee,  in such  permitted investments  selected by the  Depositor  or deposited  in demand  deposits  with such  depository  institutions  as selected by the  Depositor,  provided  that time  deposits  of such  depository  institutions  would be a permitted investment (as specified in the Agreement).

         On each distribution date, the Securities  Administrator  shall pay the  certificateholders  in accordance with the provisions set forth under  "Description of the  Certificates—Distributions  on the Certificates," in this prospectus supplement.

Voting Rights

         Voting  rights of the trust in general will be  allocated  among the classes of  Certificates  (other than the Residual  Certificates)  based upon their  respective  Certificate  Principal  Balances;  provided  that voting rights equal to 1.00% of the total amount will be allocated to the Residual Certificates.

Reports to Certificateholders

         On each  distribution  date,  the  Securities  Administrator  will make  available a report  setting forth certain  information with respect to the composition of the payment being made, the Certificate  Principal  Balance of an individual  Certificate  following such payment and certain other  information  relating to the  Certificates and the  mortgage  loans  (and,  at its  option,  any  additional  files  containing  the  same  information  in an alternative  format),  to be provided to each holder of  Certificates  and the Rating  Agencies via the  Securities
Administrator's  internet  website  located  at  www.ctslink.com.   Parties  that  are  unable  to  use  the  above
distribution  option  are  entitled  to have a paper  copy  mailed  to them via first  class  mail by  calling  the
Securities   Administrator's  customer  service  desk  at  (866)  846-4526  and  indicating  such.  The  Securities
Administrator  will  have  the  right to  change  the way  such  reports  are  distributed  in  order to make  such distribution more convenient  and/or more accessible to the above parties,  and the Securities  Administrator  will provide timely and adequate notification to all above parties regarding any such changes.

Termination

         The  obligations  of the Trustee,  the Master  Servicer and the  Securities  Administrator  created by the
Agreement  will  terminate  upon (i) the later of the  making of the final  payment  or other  liquidation,  or any advance  with  respect  thereto,  of the last  mortgage  loan subject  thereto or the  disposition  of all property acquired upon  foreclosure  or acceptance of a deed in lieu of  foreclosure  of any such mortgage  loans,  (ii) the payment to  certificateholders  of all amounts  required to be paid to them  pursuant to the Agreement or (iii) the repurchase by or at the  direction of the Sponsor or its designee of all of the mortgage  loans and all related REO
Property in the trust, as further discussed below.

         On any distribution  date on which the aggregate  Stated  Principal  Balance of the mortgage loans is less than 10% of the sum of (A) the  aggregate  Stated  Principal  Balance of the mortgage  loans as of the Cut-Off Date and (B) amounts on deposit in the  Pre-Funding  Account as of the Closing  Date,  the Sponsor or its  designee  may repurchase  from the trust all mortgage loans remaining  outstanding  and any REO Property  related to the mortgage loans,  remaining  in the trust at a purchase  price  equal to the sum of (a) the unpaid  principal  balance of the mortgage  loans  (other  than  mortgage  loans  related  to REO  Property),  net of the  principal  portion  of any unreimbursed  Monthly  Advances  relating to the  mortgage  loans made by the  purchaser,  plus  accrued but unpaid interest thereon at the applicable  mortgage rate to, but not including,  the first day of the month of repurchase,
(b) the  appraised  value of any  related REO  Property,  less the good faith  estimate  of the Master  Servicer of liquidation  expenses  to be  incurred  in  connection  with its  disposal  thereof  (but not more than the  unpaid principal  balance of the related  mortgage loan,  together with accrued but unpaid interest on that balance at the applicable  mortgage  rate,  but not  including  the  first  day of the  month  of  repurchase),  (c)  unreimbursed out-of-pocket  costs of the Master Servicer,  including  unreimbursed  servicing advances and the principal portion of any unreimbursed  Monthly Advances,  made on the related mortgage loans prior to the exercise of such repurchase and (d) any  unreimbursed  costs and expenses of the  Trustee,  each  Custodian  and the  Securities  Administrator payable in accordance  with the terms of the Agreement.  The Sponsor or such designee,  if not the Master  Servicer or an  affiliate,  shall be  deemed  to  represent  that one of the  following  will be true and  correct:  (i) the exercise of such option  shall not result in a  non-exempt  prohibited  transaction  under ERISA or Section 4975 of the Code or (ii) the Sponsor or such  designee is (A) not a party in interest  with respect to any Plan (as defined below) and (B) is not a "benefit plan  investor"  (other than a plan sponsored or maintained by the Sponsor or such designee,  provided  that no assets of such plan are  invested or deemed to be invested  in the  Certificates).  If the holder of this option is unable to exercise  such option by reason of the preceding  sentence,  then the Master
Servicer  may  exercise  such  option.   Any  such  repurchase  will  result  in  the  retirement  of  all  of  the
Certificates.  The trust may also be terminated  and the  Certificates  retired on any  distribution  date upon the
Depositor's  determination,  based  upon an opinion  of  counsel,  that the status of the trust fund as a REMIC has been lost or that a  substantial  risk exists that such status will be lost for the then current  taxable  year. In no event will the trust created by the Agreement  continue  beyond the expiration of 21 years from the death of the survivor of the persons named in the  Agreement.  See "The  Agreements—Termination;  Retirement of  Securities"  in
the prospectus.

                                          FEDERAL INCOME TAX CONSEQUENCES
General

         Upon the  issuance  of the Offered  Certificates,  Orrick,  Herrington  &  Sutcliffe  LLP,  counsel to the
Depositor,  will deliver its opinion generally to the effect that,  assuming  compliance with all provisions of the
Agreement,  for federal  income tax purposes,  each REMIC  election made by the Trust will qualify as a REMIC under the  Internal  Revenue  Code of 1986  referred  to herein as the Code.  The  Offered  Certificates  will  represent ownership  of regular  interests  in a REMIC and are herein  referred  to as the REMIC  Regular  Certificates.  The interests  evidenced by the Residual  Certificates will be designated as the residual  interests in the REMICs. All holders of REMIC Regular  Certificates  are advised to see "Federal Income Tax  Consequences" in the prospectus for a discussion of the anticipated  federal income tax consequences of the purchase,  ownership and disposition of the
REMIC Regular Certificates.

         The REMIC  Regular  Certificates  generally  will be  taxable  as debt  obligations  under  the Code,  and interest paid or accrued on the REMIC Regular  Certificates,  including any original issue discount with respect to any REMIC Regular  Certificates  issued with original  issue  discount,  will be taxable to  certificateholders  in accordance  with the  accrual  method  of  accounting,  regardless  of their  usual  method  of  accounting.  It is anticipated  that,  for federal  income tax  purposes,  some of the REMIC Regular  Certificates  may be issued with original  issue  discount.  See  "Federal  Income  Tax  Consequences—REMICS—Taxation  of  Owners  of REMIC  Regular
Certificates—Original  Issue Discount" in the prospectus.  The Internal  Revenue Service  referred to herein as the
IRS, has issued OID  regulations  under  Sections 1271 to 1275 of the Code  generally  addressing  the treatment of debt  instruments  issued with original issue discount  referred to herein as the OID  Regulations.  All purchasers of REMIC Regular  Certificates are urged to consult their tax advisors for advice regarding the effect,  in any, of the original issue  discount  provisions and  regulations  on the purchase of the REMIC Regular  Certificates.  The prepayment  assumption  that will be used in  determining  the rate of  accrual of  original  issue  discount  with respect  to the  Offered  Certificates  is 25% CPR.  The  prepayment  assumption  represents  a rate of  payment of unscheduled  principal  on a pool of mortgage  loans,  expressed as an  annualized  percentage  of the  outstanding
principal   balance   of  such   mortgage   loans  at  the   beginning   of  each   period.   See   "Yield  on  the
Certificates—Weighted  Average  Lives" herein for a description  of the  prepayment  assumption  model used herein.
However, no representation is made as to the rate at which prepayments actually will occur.

         In  certain  circumstances  the OID  Regulations  permit  the  holder of a debt  instrument  to  recognize original  issue  discount  under a method that  differs from that used by the issuer.  Accordingly,  it is possible that the holder of a REMIC  Regular  Certificate  may be able to select a method  for  recognizing  original  issue
discount   that  differs  from  that  used  by  the   Securities   Administrator   in  preparing   reports  to  the
certificateholders and the IRS.

         Certain  classes of the REMIC  Regular  Certificates  may be treated  for federal  income tax  purposes as having been issued at a premium.  Whether any holder of such a class of  Certificates  will be treated as holding a certificate  with  amortizable  bond  premium  will  depend  on such  certificateholder's  purchase  price  and the distributions  remaining to be made on such  Certificate at the time of its acquisition by such  certificateholder.
Holders of such classes of  Certificates  should consult their tax advisors  regarding the possibility of making an election  to  amortize  such  premium.  See  "Federal  Income Tax  Consequences—REMICS—Taxation  of Owners of REMIC
Regular Certificates—Original Issue Discount" and "—Premium" in the prospectus.

         We make no  representation  on whether the Offered  Certificates  (or what, if any,  portion thereof) will constitute  "real estate assets" or whether the interest (or any portion)  thereon will be considered  "interest on obligations  secured by mortgages on real property",  in each case for real estate investment  trusts. In addition, we make no  representation  on whether the Offered  Certificates (or what, if any, portion thereof) will constitute a  "regular  interest  in a REMIC"  under  Section  7701(a)(19)(C)  for  purposes  of  domestic  building  and loan associations.

         For further  information  regarding  the  federal  income tax  consequences  of  investing  in the Offered
Certificates, see "Federal Income Tax Consequences—REMICS" in the prospectus.

Penalty Protection

         If penalties were asserted against  purchasers of the Certificates  offered  hereunder in respect of their treatment of the  Certificates  for tax purposes,  the summary of tax  considerations  contained,  and the opinions stated,  herein and in the  prospectus  may not meet the  conditions  necessary  for  purchasers'  reliance on that summary and those opinions to exculpate them from the asserted penalties.

                                              METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the  underwriting  agreement,  the Offered  Certificates, are being  purchased from the Depositor by the  Underwriter  upon issuance.  The Underwriter is an affiliate of the
Depositor  and the Sponsor.  The Offered  Certificates  will be offered by the  Underwriter  (only as and if issued and  delivered to and accepted by the  Underwriter)  from time to time in negotiated  transactions  or otherwise at varying  prices to be  determined at the time of sale.  Proceeds to the Depositor are expected to be  approximately
100.25% of the  aggregate  principal  balance of the Offered  Certificates,  as of the Cut-off  Date,  plus accrued interest  thereon,  but  before  deducting  expenses  payable  by the  Depositor  in  connection  with the  Offered
Certificates which are estimated to be approximately $605,000.

         The Depositor will indemnify the Underwriter  against  certain civil  liabilities,  including  liabilities under the Securities Act of 1933, as amended,  or will  contribute to payments the  Underwriter  may be required to make in respect thereof.

         The  Underwriter  may effect these  transactions  by selling the  underwritten  certificates to or through dealers,  and those  dealers  may  receive  compensation  in the form of  underwriting  discounts,  concessions  or commissions  from the  underwriter  for whom they act as agent.  In  connection  with the sale of the  underwritten certificates,  the  Underwriter  may be deemed to have  received  compensation  from the  Depositor  in the form of underwriting  compensation.  The  Underwriter  and any  dealers  that  participate  with  the  underwriters  in the distribution  of the  related  underwritten  certificates  may be deemed to be  underwriters  and any profit on the resale  of the  underwritten  certificates  positioned  by them may be  deemed  to be  underwriting  discounts  and commissions under the Securities Act.

                                                 SECONDARY MARKET

         There is  currently  no  secondary  market for the  Certificates  and no  assurances  are made that such a market  will  develop.  The  Underwriter  intends to  establish a market in the  Offered  Certificates,  but is not obligated to do so.  Any such market, even if established, may or may not continue.

         The primary source of information  available to investors  concerning the Offered Certificates will be the monthly statements  discussed in the prospectus under "Description of the  Securities—Reports  to  Securityholders"
in this  prospectus  supplement,  which will include  information as to the  Certificate  Principal  Balance of the
Offered  Certificates and the status of the applicable form of credit  enhancement.  There can be no assurance that any  additional  information  regarding the Offered  Certificates  will be available  through any other source.  In addition,  the Depositor is not aware of any source through which price information about the Offered  Certificates will be  generally  available  on an ongoing  basis.  The  limited  nature of  information  regarding  the  Offered
Certificates  may adversely  affect the liquidity of the Offered  Certificates,  even if a secondary market for the
Offered Certificates becomes available.

                                                  LEGAL OPINIONS

         Legal  matters  relating  to the  Offered  Certificates  will be  passed  upon for the  Depositor  and the
Underwriter by Orrick, Herrington & Sutcliffe LLP, New York, New York.

                                                 LEGAL PROCEEDINGS

         There are no material  legal  proceedings  pending  against the  Depositor,  the Trustee,  the  Securities
Administrator,  the Issuing Entity,  any 20%  concentration  originator or any Custodian,  or with respect to which
the   property   of  any  of  the   foregoing   transaction   parties  is  subject,   that  are   material  to  the
certificateholders.  No  legal  proceedings  against  any of the  foregoing  transaction  parties  is  known  to be contemplated  by  governmental  authorities,  that are  material  to the  certificateholders.  We refer you to "The
Sponsor" and  "Servicing of the Mortgage  Loans—The  Servicer" for a description of the legal  proceedings  against the Sponsor and the Servicer.

                               AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

         The Sponsor,  the Issuing  Entity,  the  underwriter,  Master Funding LLC and the Depositor are affiliated parties.  The Master  Servicer,  the Securities  Administrator  and Wells Fargo Bank,  National  Association,  as a
Custodian,  are the same entity.  There are no affiliations  between the Sponsor,  the Depositor,  the underwriter,
Master  Funding  LLC or the  Issuing  Entity  and any of the  Trustee,  the  Securities  Administrator,  the Master
Servicer,  any 10% concentration  originator  (other than EMC), any 10% concentration  servicer (other than EMC) or any  Custodian.  There  are no  affiliations  among  the  Master  Servicer,  the  Trustee,  any  10%  concentration originator or any 10%  concentration  servicer.  Treasury Bank, a Custodian,  is an affiliate with Countrywide Home
Loans Inc. and  Countrywide  Home Loans  Servicing LP. There are currently no business  relationships,  agreements, arrangements,  transactions or  understandings  between (a) the Sponsor,  the Depositor,  the  underwriter,  Master
Funding LLC or the Issuing  Entity and (b) any of the parties  referred  to in the  preceding  sentence,  or any of their  respective  affiliates,  that were entered into outside the normal  course of business or that contain terms other than would be obtained in an arm's length  transaction  with an  unrelated  third party and that are material to the investor's  understanding of the Certificates,  or that, except as otherwise disclosed herein, relate to the
Certificates  or the  pooled  assets.  Except  as  otherwise  disclosed  herein,  no  such  business  relationship, agreement, arrangement, transaction or understanding has existed during the past two years.

         It is a  condition  to the  issuance of each class of Offered  Certificates  that it receives at least the ratings set forth below from S&P and Fitch.

Offered Certificates       S&P          Fitch
_________________________________________________________
Class I-A-1                AAA           AAA

Class I-A-2                AAA           AAA

Class I-X-1                AAA           AAA

Class II-A-1               AAA           AAA

Class II-A-2               AAA           AAA

Class II-X-1               AAA           AAA

Class III-A-1              AAA           AAA

Class III-A-2              AAA           AAA

Class III-X-1              AAA           AAA

Class B-1                  AA+           AA+

Class B-2                   AA            AA

Class B-3                  AA-            A+

Class B-4                   A+            A

Class B-5                  BBB           BBB

         The ratings  assigned by S&P and Fitch to mortgage  pass-through  certificates  address the  likelihood of the receipt of all  distributions  on the mortgage  loans by the related  certificateholders  under the  agreements pursuant to which such  certificates  were issued.  S&P's and Fitch's  ratings take into  consideration  the credit quality of the related  mortgage pool,  structural and legal aspects  associated  with such  certificates,  and the extent to which the  payment  stream  in the  mortgage  pool is  adequate  to make  payments  required  under  such certificates.  S&P's and Fitch's ratings on such  certificates do not,  however,  constitute a statement  regarding frequency of prepayments on the mortgages.

         The  ratings  of the Rating  Agencies  do not  address  the  possibility  that,  as a result of  principal prepayments or recoveries certificateholders might suffer a lower than anticipated yield.

         The ratings assigned to the Offered  Certificates  should be evaluated  independently from similar ratings on  other  types of  securities.  A rating  is not a  recommendation  to buy,  sell or hold  securities  and may be subject to revision or withdrawal at any time by the Rating Agencies.

         The Depositor has not requested a rating of the Offered  Certificates  by any rating agency other than the
Rating  Agencies.  However,  there can be no assurance as to whether any other rating  agency will rate the Offered
Certificates  or, in such event,  what rating  would be assigned to the Offered  Certificates  by such other rating agency.  The  ratings  assigned  by such other  rating  agency to the  Offered  Certificates  may be lower than the ratings assigned by the Rating Agencies.

         The fees paid by the Depositor to the Rating  Agencies at closing  include a fee for ongoing  surveillance by the Rating Agencies for so long as any  Certificates  are  outstanding.  However,  the Rating Agencies are under no obligation to the Depositor to continue to monitor or provide a rating on the Certificates.

                                                 LEGAL INVESTMENT

         The  Offered  Certificates  (other  than the Class B-4  Certificates  and  Class  B-5  Certificates)  will constitute  "mortgage  related  securities" for purposes of the Secondary  Mortgage Market  Enhancement Act of 1984
referred to herein as SMMEA so long as they are rated in one of the two highest  rating  categories by a nationally recognized  statistical  rating  organization  and, as such, will be legal  investments for certain entities to the extent  provided  in SMMEA,  subject to state laws  overriding  SMMEA.  Certain  states  have  enacted  legislation overriding the legal  investment  provisions of SMMEA. It is not anticipated  that the Class B-4  Certificates  and
Class  B-5  Certificates  will be  rated  in one of the two  highest  rating  categories  and  therefore  will  not constitute  "mortgage  related  securities"  for  purposes  of  SMMEA.  The Class  B-4  Certificates  and Class B-5
Certificates  are  referred  to herein as the  Non-SMMEA  Certificates.  The  appropriate  characterization  of the
Non-SMMEA  Certificates under various legal investment  restrictions,  and thus the ability of investors subject to these restrictions to purchase Non-SMMEA Certificates, may be subject to significant interpretative uncertainties.

         The Office of Thrift  Supervision  referred to herein as the OTS has issued Thrift Bulletins 73a, entitled
"Investing  in Complex  Securities"  referred to herein as TB 73a,  which is  effective as of December 18, 2001 and applies to savings  associations  regulated  by the OTS,  and 13a,  entitled  "Management  of  Interest  Rate Risk,
Investment  Securities,  and  Derivatives  Activities"  referred  to herein  as TB 13a,  which is  effective  as of
December 1, 1998, and applies to thrift institutions regulated by the OTS.

         One of the primary purposes of TB 73a is to require savings  associations,  prior to taking any investment position,  to  determine  that  the  investment  position  meets  applicable  regulatory  and  policy  requirements
(including those set forth TB 13a (see below)) and internal  guidelines,  is suitable for the  institution,  and is safe and sound.  The OTS  recommends,  with  respect to  purchases  of specific  securities,  additional  analysis, including,  among others, analysis of repayment terms, legal structure,  expected performance of the Issuing Entity and any  underlying  assets as well as  analysis  of the effects of payment  priority,  with  respect to a security which is divided into separate tranches with unequal payments, and collateral investment  parameters,  with respect to a security  that is  prefunded  or  involves a  revolving  period.  TB 73a  reiterates  the OTS's due  diligence requirements  for investing in all  securities  and warns that if a savings  association  makes an investment  that does not meet the  applicable  regulatory  requirements,  the savings  association's  investment  practices will be subject to  criticism,  and the OTS may require  divestiture  of such  securities.  The OTS also  recommends,  with respect to an investment in any "complex  securities," that savings  associations  should take into account quality and suitability,  interest rate risk, and  classification  factors.  For the purposes of each of TB 73a and TB 13a,
"complex  security"  includes among other things any  collateralized  mortgage  obligation or real estate  mortgage investment  conduit security,  other than any "plain vanilla" mortgage  pass-through  security (that is, securities that are part of a single  class of  securities  in the  related  pool  that are  non-callable  and do not have any special  features).  Accordingly,  all  classes of the  Offered  Certificates  would  likely be viewed as  "complex securities." With respect to quality and suitability  factors,  TB 73a warns (i) that a savings  association's sole reliance on outside ratings for material  purchases of complex  securities is an unsafe and unsound practice,  (ii)
that a savings  association  should only use ratings and analyses from  nationally  recognized  rating  agencies in conjunction  with, and in validation of, its own underwriting  processes,  and (iii) that it should not use ratings as a substitute  for its own thorough  underwriting  analyses.  With respect the interest rate risk factor,  TB 73a recommends that savings associations should follow the guidance set forth in TB 13a.

         One of the primary  purposes of TB 13a is to require thrift  institutions,  prior to taking any investment position,  to (i)  conduct  a  pre-purchase  portfolio  sensitivity  analysis  for  any  "significant  transaction"
involving  securities or financial  derivatives,  and (ii) conduct a pre-purchase price sensitivity analysis of any
"complex security" or financial  derivative.  The OTS recommends that while a thrift institution should conduct its own in-house  pre-acquisition  analysis, it may rely on an analysis conducted by an independent third-party as long as  management  understands  the analysis  and its key  assumptions.  Further,  TB 13a  recommends  that the use of
"complex  securities with high price  sensitivity"  be limited to  transactions  and strategies that lower a thrift institution's  portfolio  interest  rate  risk.  TB 13a warns  that  investment  in  complex  securities  by thrift institutions  that do not have  adequate  risk  measurement,  monitoring  and control  systems may be viewed by OTS examiners as an unsafe and unsound practice.

         All investors  whose  investment  activities are subject to legal  investment  laws and  regulations or to review by certain  regulatory  authorities may be subject to restrictions  on investment in the  Certificates.  Any such  institution is encouraged to consult its own legal  advisors in determining  whether and to what extent there may be  restrictions  on its  ability  to  invest  in the  Certificates.  See  "Legal  Investment  Matters"  in the
prospectus.

                                               ERISA CONSIDERATIONS

         Fiduciaries of employee  benefit plans subject to Title I of the Employee  Retirement  Income Security Act
of 1974,  as amended  (referred to herein as ERISA),  should  consider  the ERISA  fiduciary  investment  standards before  authorizing  an  investment  by any such plan in the  Certificates.  In addition,  fiduciaries  of employee benefit plans subject to Title I of ERISA, as well as certain plans or other retirement  arrangements  that are not subject to Title I of ERISA but are subject to Section  4975 of the Code (such as  individual  retirement  accounts and Keogh plans covering only a sole proprietor or partners),  or any entity whose  underlying  assets include plan assets by reason of a plan or account  investing in such entity,  including an insurance  company  general  account
(collectively  referred to herein as Plan(s)),  are  encouraged  to consult  with their legal  counsel to determine whether an investment in the  Certificates  will cause the assets of the Trust (referred to herein as Trust Assets)
to be  considered  plan assets  pursuant to the plan asset  regulations  set forth at 29 C.F.R.  §  2510.3-101,  as modified by Section 3(42) of ERISA,  thereby  subjecting the Plan to the prohibited  transaction rules with respect to the Trust Assets and the Trustee,  the Master Servicer or the Servicers to the fiduciary  investments  standards of ERISA,  or cause the excise tax  provisions of Section 4975 of the Code to apply to the Trust Assets,  unless an exemption  granted  by the  United  States  Department  of Labor  (referred  to herein as the DOL)  applies  to the purchase, sale, transfer or holding of the Certificates.

         The DOL has  issued  Prohibited  Transaction  Exemption  90-30 (as most  recently  amended  by  Prohibited
Transaction  Exemption  2007-5)  (referred to herein as the  Underwriter's  Exemption) to the Underwriter which may apply to the Offered  Certificates.  However,  the  Underwriter's  Exemption  contains a number of conditions which must be met for the  exemption  to  apply,  including  the  requirements  that  (i) the  investing  Plan must be an
"accredited  investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the  Securities  Act and  (ii) the  Offered  Certificates  be rated at least  "BBB-" (or its  equivalent)  by Fitch
Ratings,  DBRS Limited,  DBRS, Inc., S&P or Moody's  Investors  Service,  Inc., at the time of the Plan's purchase, provided  that no mortgage  loan has an LTV in excess of 100% on the Closing Date.  See "ERISA  Considerations"  in
the prospectus.

         The  Underwriter's  Exemption  is  expected  to  apply  to the  Offered  Subordinate  Certificates  if the conditions  described above are satisfied.  Therefore,  each beneficial owner of a Offered Subordinate  Certificate or any  interest  therein  shall be deemed to have  represented,  by virtue of its  acquisition  or holding of that
Certificate or interest  therein,  that either (i) that  Certificate  was rated at least "BBB-" (or its equivalent)
at the time of  purchase,  (ii)  such  beneficial  owner is not a  benefit  plan  investor,  or (iii)  (1) it is an insurance  company,  (2) the  source of funds used to acquire or hold the  certificate  or  interest  therein is an
"insurance  company  general  account,"  as such term is  defined in DOL  Prohibited  Transaction  Class  Exemption
("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

         If any  Subordinate  Certificate  or any  interest  therein  is  acquired  or  held  in  violation  of the conditions described in the preceding  paragraph,  the next preceding permitted beneficial owner will be treated as the  beneficial  owner of that  Subordinate  Certificate,  retroactive  to the date of  transfer  to the  purported beneficial  owner.  Any purported  beneficial  owner whose  acquisition or holding of that  Certificate or interest therein was effected in violation of the conditions  described in the preceding  paragraph shall indemnify and hold harmless  the  Depositor,  the  Trustee,  the  Securities  Administrator,  the Master  Servicer,  a  Servicer,  any
subservicer,  and the trust from and against any and all liabilities,  claims,  costs or expenses incurred by those parties as a result of that acquisition or holding.

         Before  purchasing  an  Offered  Certificate,  a  fiduciary  of a Plan  should  itself  confirm  that  the
Certificate  constitutes  "securities"  for  purposes of the  Underwriter's  Exemption  and that the  specific  and general  conditions  of the  Underwriter's  Exemption  and the other  requirements  set forth in the  Underwriter's
Exemption  would be satisfied.  The Residual  Certificates  do not satisfy the  requirements  of the  Underwriter's
Exemption and may not be purchased by or on behalf of, or with plan assets of, any Plan.  Any Plan  fiduciary  that proposes to cause a Plan to purchase a  Certificate  is  encouraged to consult with its counsel with respect to the potential  applicability to such investment of the fiduciary  responsibility and prohibited  transaction provisions of ERISA and Section 4975 of the Code to the  proposed  investment.  For further  information  regarding  the ERISA considerations of investing in the Certificates, see "ERISA Considerations" in the prospectus.

         A governmental  plan, as defined in Section 3(32) of ERISA,  is not subject to Title I of ERISA or Section
4975 of the Code.  However,  such governmental plan may be subject to Federal,  state and local law, which is, to a material  extent,  similar to the  fiduciary  provisions  of ERISA or Section  4975. A fiduciary of a  governmental plan should make its own  determination as to the propriety of such investment under applicable  fiduciary or other investment standards.

         The sale of any Certificates to a Plan is in no respect a  representation  by the Underwriter that such an investment meets all relevant legal  requirements  with respect to investments by Plans generally or any particular
Plan or that such an investment is appropriate for Plans generally or any particular Plan.

                                               AVAILABLE INFORMATION

         The  Depositor  is  subject  to the  informational  requirements  of the  Exchange  Act and in  accordance therewith files reports and other  information  with the  Commission.  Reports and other  information  filed by the
Depositor can be inspected and copied at the Public  Reference  Room  maintained by the  Commission at 100 F Street
NE, Washington,  DC 20549, and its Regional Offices located as follows:  Chicago Regional Office, 500 West Madison,
14th Floor,  Chicago,  Illinois 60661; New York Regional Office, 233 Broadway,  New York, New York 10279. Copies of
the  material  can also be  obtained  from  the  Public  Reference  Section  of the  Commission,  100 F Street  NE,
Washington,  DC 20549, at prescribed rates and electronically  through the Commission's  Electronic Data Gathering,
Analysis and Retrieval system at the Commission's  Website  (http://www.sec.gov).  Information  about the operation of the  Public  Reference  Room may be  obtained  by  calling  the  Securities  and  Exchange  Commission  at (800)
SEC-0330.  Exchange  Act  reports  as to any series  filed  with the  Commission  will be filed  under the  Issuing
Entity's name.  The Depositor does not intend to send any financial reports to certificate holders.

         The Issuing  Entity's annual reports on Form 10-K (including  reports of assessment of compliance with the
AB Servicing  Criteria,  attestation  reports,  and  statements of  compliance,  discussed in  "Description  of the
Certificates,"  "Reports to  Certificateholders"  and "Servicing of the Mortgage  Loans—Evidence as to Compliance",
required to be filed under Regulation AB), periodic  distribution  reports on Form 10-D, certain current reports on
Form 8-K and  amendments to those reports,  together with such other reports to certificate  holders or information about the  certificate as shall have been prepared and filed with the  Commission by the  Securities  Administrator will be posted on the Securities  Administrator's  internet website as soon as reasonably  practicable after it has been electronically filed with, or furnished to, the Commission.  The address of the website is: www.ctslink.com.

                                           REPORTS TO CERTIFICATEHOLDERS

         So long as the Issuing  Entity is required to file reports under the Exchange  Act,  those reports will be made available as described above under "Available Information".

         Periodic  distribution reports will be posted on the Securities  Administrator's  website referenced above under  "Available  Information"  as soon as  practicable.  Annual  reports of assessment of compliance  with the AB
Servicing  Criteria,  attestation  reports,  and statements of compliance will be provided to registered holders of the related  securities upon request free of charge,  if not available on the Securities  Administrator's  website.
See "Servicing of the Mortgage  Loans—Evidence  as to Compliance" and "Description of the  Certificates—Reports  to
Certificateholders."

                                     INCORPORATION OF INFORMATION BY REFERENCE

         There are  incorporated  into this  prospectus  supplement by reference all  documents,  including but not limited to the financial  statements  and reports filed or caused to be filed or  incorporated  by reference by the
Depositor  with respect to a trust fund  pursuant to the  requirements  of Sections  13(a) or 15(d) of the Exchange
Act, prior to the  termination of the offering of the Offered  Certificates  of the related  series.  All documents subsequently  filed by the  Depositor  pursuant to Sections  13(a) or 15(d) of the  Exchange  Act in respect of any offering  prior to the  termination  of the  offering  of the  Certificates  shall also be deemed  incorporated  by reference into this prospectus supplement.

         The Depositor will provide or cause to be provided  without charge to each person to whom this  prospectus supplement  is delivered in  connection  with the  offering of one or more  classes of Offered  Certificates,  upon written  or oral  request  of the  person,  a copy  of any or all  the  reports  incorporated  in  this  prospectus supplement,  in each  case to the  extent  the  reports  relate  to one or more  of  such  classes  of the  Offered
Certificates,  other than the  exhibits to the  documents,  unless the exhibits are  specifically  incorporated  by reference in the documents.  Requests  should be directed in writing to Structured  Asset  Mortgage  Investments II
Inc., 383 Madison Avenue, New York, New York 10179,  Attention:  Secretary,  or by telephone at (212) 272-2000. The
Depositor  has  determined  that its  financial  statements  will not be  material  to the  offering of any Offered
Certificates.

                                                     GLOSSARY

         Below are abbreviated  definitions of significant  capitalized  terms used in this prospectus  supplement.
Capitalized terms used in this prospectus  supplement but not defined in this prospectus  supplement shall have the meanings assigned to them in the accompanying  prospectus.  The Agreement and Mortgage Loan Purchase  Agreement may
each contain more complete  definitions of the terms used in this  prospectus  supplement  and reference  should be made to those agreements for a more complete understanding of these terms.

Accrued  Certificate  Interest — With respect to the Certificates of any class on any  distribution  date, is equal to the amount of interest  accrued during the Interest  Accrual Period at the applicable  Pass-Through  Rate on the
Certificate  Principal  Balance or Notional Amount,  as applicable,  of such Certificate  immediately prior to such distribution  date,  less (1) in the case of a  Senior  Certificate,  such  Certificate's  share of (a)  Prepayment
Interest  Shortfalls on the related  mortgage loans, to the extent not covered by  Compensating  Interest  Payments paid by a Servicer or the Master  Servicer,  (b) interest  shortfalls on the related  mortgage loans resulting from the application of the Relief Act or similar state law and (c) after the Cross-Over  Date, the interest  portion of any  Realized  Losses  on the  related  mortgage  loans,  and (2) in the case of a  Subordinate  Certificate,  such
Certificate's  share of (a)  Prepayment  Interest  Shortfalls  on the  related  mortgage  loans,  to the extent not covered by Compensating  Interest  Payments paid by a Servicer or the Master Servicer,  (b) interest  shortfalls on the related  mortgage  loans  resulting  from the  application  of the Relief Act or similar  state law and (c) the interest  portion of any  Realized  Losses on the related  mortgage  loans.  The Senior  Percentage  of  Prepayment
Interest  Shortfalls and interest  shortfalls  resulting  from the  application of the Relief Act will be allocated among the Senior  Certificates in the related  Certificate Group in proportion to the amount of Accrued Certificate
Interest that would have been allocated  thereto in the absence of such shortfalls.  The Subordinate  Percentage of
Prepayment  Interest  Shortfalls and interest  shortfalls  resulting from the application of the Relief Act will be allocated  among the  Subordinate  Certificates  in proportion to the amount of Accrued  Certificate  Interest that would have been allocated  thereto in the absence of such shortfalls.  Accrued  Certificate  Interest is calculated on the basis of a 360-day  year  consisting  of twelve  30-day  months.  No Accrued  Certificate  Interest  will be payable  with  respect  to any  class  of  Certificates  after  the  distribution  date on  which  the  outstanding
Certificate Principal Balance or Notional Amount of such Certificate has been reduced to zero.

Agreement — The pooling and servicing  agreement,  dated as of August 1, 2007,  among the  Depositor,  the Sponsor, the Master Servicer, the Securities Administrator, and the Trustee.

Allocable  Share — With respect to any class of Subordinate  Certificates on any  distribution  date will generally equal such class's pro rata share (based on the Certificate  Principal  Balance of each class entitled  thereto) of the Subordinate  Optimal Principal Amount;  provided,  however,  that no class of Subordinate  Certificates  (other than the class of  Subordinate  Certificates  with the  lowest  numerical  designation)  shall be  entitled  on any distribution  date to receive  distributions  pursuant to clauses (2), (3) and (5) of the definition of Subordinate
Optimal  Principal Amount unless the Class Prepayment  Distribution  Trigger for the related class is satisfied for such  distribution  date.  Notwithstanding  the foregoing,  if on any distribution  date the Certificate  Principal
Balance  of any  class of  Subordinate  Certificates  for  which  the Class  Prepayment  Distribution  Trigger  was satisfied  on such  distribution  date is reduced to zero,  any  amounts  distributable  to such class  pursuant to clauses (2), (3) and (5) of the definition of Subordinate  Optimal  Principal  Amount to the extent of such class's remaining  Allocable Share, shall be distributed to the remaining classes of Subordinate  Certificates in reduction
of  their   respective   Certificate   Principal   Balances,   sequentially,   in  the  order  of  their  numerical
Class designations.

Amounts Held for Future  Distribution  — As to any  Distribution  Account  Deposit Date,  shall be the total of the amounts held in the Custodial  Account on any date of  determination  which were received after the Cut-off Date on account of (i) all scheduled  Monthly  Payments or portions  thereof  received in respect of the mortgage loans due after the related Due Period,  (ii)  Principal  Prepayments,  received in respect of such mortgage  loans after the last day of the related  Prepayment  Period and (iii)  Liquidation  Proceeds,  Subsequent  Recoveries and Insurance
Proceeds received in respect of such mortgage loans after the last day of the prior calendar month.

Available  Funds — For any  distribution  date and each  Sub-Group,  an amount which  generally  includes,  (1) all previously  undistributed  payments on account of principal  (including the principal  portion of Monthly Payments,
Principal  Prepayments  and the principal  amount of Net  Liquidation  Proceeds) and all  previously  undistributed payments  on account of interest  received  after the  Cut-Off  Date and on or prior to the  related  Determination
Date, in each case, from the mortgage loans in the related  Sub-Group,  (2) any Monthly  Advances and  Compensating
Interest  Payments made by the Master Servicer or a Servicer for such  distribution date in respect of the mortgage loans in the related  Sub-Group,  (3) any amounts  reimbursed by the Master  Servicer in connection  with losses on certain  eligible  investments  for the mortgage  loans,  (4) after November 15, 2007,  any Pre-Funded  Amounts not applied to purchase  Subsequent  Mortgage Loans prior to such date and (5) any amount  allocated from the Available
Funds of another  Sub-Group in accordance with paragraph (E) under  "Description of the  Certificates—Distributions on the  Certificates",  net of (x) fees  payable  to,  and  amounts  reimbursable  to,  the  Master  Servicer,  the
Servicers,  the  Securities  Administrator,  the  Trustee and any  Custodian  as  provided  in the  Agreement,  (y)
investment  earnings on amounts on deposit in the  Distribution  Account and (z) any  Capitalization  Reimbursement
Amount for such distribution date.

Bankruptcy  Loss — Any loss  resulting  from a bankruptcy  court,  in  connection  with a personal  bankruptcy of a mortgagor,  (1)  establishing  the value of a mortgaged  property at an amount less than the Outstanding  Principal
Balance of the mortgage loan secured by such mortgaged  property or (2) reducing the amount of the Monthly  Payment on the related mortgage loan.

Book-entry Certificates — The Senior Certificates and the Offered Subordinate  Certificates issued,  maintained and transferred at the DTC.

Business Day — Generally any day other than a Saturday,  a Sunday or a day on which the New York Stock  Exchange or
Federal  Reserve is closed or on which banking  institutions  in New York City or in any  jurisdiction in which the
Trustee, the Securities  Administrator,  the Master Servicer,  the related Custodian or any Servicer is located are obligated by law or executive order to be closed.

Capitalization  Reimbursement  Amount — With respect to any  distribution  date, the aggregate of the amounts added to the Stated Principal  Balances of any mortgage loans during the preceding  calendar month in connection with the modification  of such mortgage  loans,  which  represent  unpaid amounts or which the applicable  Servicer has made unreimbursed Monthly Advances or servicing advances owed to such Servicer.

Certificate Group — With respect to Sub-Group I, the Class I-A-1,  Class I-A-2 and Class I-X-1  Certificates,  with respect  to  Sub-Group  II, the Class  II-A-1,  Class  II-A-2 and Class  II-X-1  Certificates  and with  respect to
Sub-Group III, the Class III-A-1, Class III-A-2 and Class III-X-1 Certificates.

Certificate Owner — Any person who is the beneficial owner of a Book-entry Certificate.

Certificate  Principal  Balance — With respect to any  Certificate,  other than any Interest Only  Certificates and the Class XP Certificates,  as of any distribution date will equal such  Certificate's  initial principal amount on the Closing Date plus any Subsequent  Recoveries added to the Certificate  Principal  Balance of such  Certificate, as  described  under  "Description  of the  Certificates—Allocation  of  Realized  Losses;  Subordination"  in this prospectus  supplement,  and as reduced by (1) all amounts  allocable  to  principal  previously  distributed  with respect to such  Certificate,  (2) the  principal  portion of all  Realized  Losses  (other  than  Realized  Losses resulting  from Debt  Service  Reductions)  previously  allocated  to such  Certificate  (taking  into  account the applicable  Loss  Allocation  Limitation),  and  (3)  solely  in  the  case  of  a  Subordinate  Certificate,  such
Certificate's  pro rata  share,  if any, of the  related  Subordinate  Certificate  Writedown  Amount for  previous distribution dates.

Certificates — Each of the Class I-A-1, Class I-A-2, Class I-X-1, Class II-A-1,  Class II-A-2,  Class II-X-1, Class
III-A-1,  Class  III-A-2,  Class  III-X-1,  Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class
B-7, Class B-8, Class R and Class XP Certificates.

Class Prepayment  Distribution  Trigger — A test, which shall be satisfied for a class of Subordinate  Certificates for a  distribution  date if the fraction  (expressed  as a  percentage),  the  numerator of which is the aggregate
Certificate  Principal Balance of such class and each class of Subordinate  Certificates  subordinate  thereto,  if any, and the denominator of which is the Stated  Principal  Balances of all of the mortgage loans as of the related
Due Date, equals or exceeds such percentage calculated as of the Closing Date.

Closing Date — August 31, 2007.

Compensating  Interest  Payments — Any payments  required to be made by the Master  Servicer or a Servicer from its own funds to cover Prepayment Interest Shortfalls.

Countrywide — Countrywide Home Loans, Inc.

Countrywide Servicing — Countrywide Home Loans Servicing LP.

CPR — A constant rate of prepayment on the mortgage loans.

Cross-Over  Date  —  The  distribution  date  on  which  the  Certificate  Principal  Balance  of  the  Subordinate
Certificates is reduced to zero.

Custodial  Agreement  — As  applicable,  (i) the  custodial  agreement,  dated as of the  Closing  Date,  among the
Trustee,  Structured Asset Mortgage  Investments II Inc., as company,  Wells Fargo Bank, National  Association,  as
Master Servicer and Securities  Administrator,  and Wells Fargo Bank,  National  Association,  as Custodian or (ii)
the custodial agreement dated as of the Closing Date, among the Trustee,  Structured Asset Mortgage  Investments II
Inc.,  as company,  Wells Fargo,  National  Association,  as Master  Servicer  and  Securities  Administrator,  and
Treasury Bank, a Division of Countrywide Bank, FSB, as Custodian.

Custodian — Either Wells Fargo Bank, National  Association,  or Treasury Bank, a Division of Countrywide Bank, FSB,
as applicable.

Cut-Off Date — August 1, 2007.

Debt Service  Reduction — A Bankruptcy  Loss that results from a court  reducing the amount of the monthly  payment on the related mortgage loan, in connection with the personal bankruptcy of a mortgagor.

Deficient  Valuation — A Bankruptcy  Loss that results if a court,  in connection  with a personal  bankruptcy of a mortgagor,  establishes the value of a mortgaged  property at an amount less than the unpaid  principal  balance of the mortgage loan secured by such mortgaged property.

Determination  Date — With respect to any  distribution  date and the mortgage  loans is the date  specified in the applicable Servicing Agreement.

Distribution Account Deposit Date —  The second Business Day prior to each distribution date.

Due Date — With respect to each mortgage loan,  the date in each month on which its Monthly  Payment is due if such due date is the first day of a month and  otherwise  is deemed to be the first day of the  following  month or such other date specified in the applicable Servicing Agreement.

Due  Period — With  respect  to any  distribution  date,  the  period  commencing  on the  second  day of the month preceding  the  calendar  month in which such  distribution  date occurs and ending at the close of business on the first day of the month in which such distribution date occurs.

EMC — EMC Mortgage Corporation.

Fitch — Fitch Ratings, and any successor in interest.

Insurance  Proceeds — Amounts paid by an insurer  under any primary  mortgage  insurance  policy,  standard  hazard insurance  policy,  flood  insurance  policy or title  insurance  policy  covering any  mortgage  loan or mortgaged property  other than  amounts  required to be paid over to the  mortgagor  pursuant to law or the related  mortgage note and other than amounts used to repair or restore the  mortgaged  property or to  reimburse  certain  expenses, including  the related  servicer's  costs and expenses  incurred in  connection  with  presenting  claims under the related insurance policies.

Interest  Accrual Period — For each class of  Certificates  and for any  distribution  date,  the one-month  period preceding the month in which such distribution date occurs.

Interest Only Certificates — The Class I-X-1, Class II-X-1 and Class III-X-1 Certificates.

Lender Paid PMI Rate — With  respect to any mortgage  loan  covered by a  lender-paid  primary  mortgage  insurance policy,  the premium to be paid by the  applicable  Servicer out of interest  collections  on the related  mortgage loan.

Liquidated  Mortgage Loan — Any defaulted  mortgage loan as to which the related  Servicer has determined  that all amounts which it expects to recover from or on account of such mortgage loan have been recovered.

Liquidation  Proceeds — Amounts  received by a Servicer in connection with the liquidation of a defaulted  mortgage loan  whether  through  trustee's  sale,  foreclosure  sale,  any  Insurance  Proceeds,  condemnation  proceeds  or otherwise,  including any amounts received by the Servicer or Master Servicer  specifically related to a Liquidated
Mortgage  Loan or  disposition  of an REO  property  prior to the  related  Prepayment  Period  that  resulted in a
Realized Loss, after liquidation of such mortgage loan or disposition of such REO property.

Loan-to-Value Ratio — The fraction,  expressed as a percentage,  the numerator of which is the principal balance at origination  and the  denominator  of which is the  lesser of the  sales  price at the time of  origination  of the mortgage loan and the appraised value of the mortgaged property at origination.

Loss Allocation  Limitation — As defined under  "Description of the  Certificates — Allocation of Realized  Losses;
Subordination-Allocation of Realized Losses on the Certificates" in this prospectus supplement.

Master Servicer — Wells Fargo Bank, National Association.

Master Servicer Compensation — As defined under "Pooling and Servicing  Agreement—Servicing  and Other Compensation
and Payment of Expenses" in this prospectus supplement.

Monthly  Advance — The  aggregate of all payments of principal and  interest,  net of the Servicing  Fee, that were due during the related Due Period on the  mortgage  loans and that were  delinquent  on the related Due Date (other than shortfalls in interest due to the application of the Relief Act or similar state law).

Monthly  Payments — For any  mortgage  loan and any month,  the  scheduled  payment or  payments of  principal  and interest  due during such month on such  mortgage  loan which  either is payable by a mortgagor in such month under the related mortgage note, or in the case of any mortgaged  property  acquired through  foreclosure or deed in lieu of foreclosure, would otherwise have been payable under the related mortgage note.

Mortgage Loan Purchase  Agreement — The Mortgage Loan Purchase  Agreement,  dated as of August 31, 2007,  among the
Depositor, the Sponsor and Master Funding LLC.

Mortgage Loan Schedule — The schedule  attached as an exhibit to the Agreement with respect to the mortgage  loans, as amended from time to time to reflect the repurchase or  substitution  of mortgage  loans and the  acquisition of
Subsequent Mortgage Loans.

Net Interest Shortfalls — Has the meaning set forth under "Description of the  Certificates—Interest  Distributions
on the Certificates" in this prospectus supplement.

Net Liquidation  Proceeds — Liquidation  Proceeds net of  unreimbursed  advances by the related  Servicer,  Monthly
Advances,  expenses  incurred by the related  Servicer in connection with the liquidation of such mortgage loan and the related mortgaged  property,  and any other amounts payable to the related Servicer under the related Servicing
Agreement.

Net Rate — For any mortgage loan, the then  applicable  mortgage rate thereon less the sum of (1) the Servicing Fee
Rate and (2) the Lender Paid PMI Rate, if any, attributable thereto, in each case expressed as a per annum rate.

Non-Offered Certificates — The Class B-6, Class B-7, Class B-8, Class XP and Class R Certificates.

Non-Offered Subordinate Certificates — The Class B-6, Class B-7 and Class B-8 Certificates.

Notional  Amount  — With  respect  to any  distribution  date  and the  Class  I-X-1  Certificates,  the  aggregate
Certificate  Principal Balance of the Class I-A-1  Certificates and the Class I-A-2  Certificates,  with respect to any distribution date and the Class II-X-1 Certificates,  the aggregate  Certificate Principal Balance of the Class
II-A-1  Certificates  and the Class II-A-2  Certificates  and with respect to any  distribution  date and the Class
III-X-1  Certificates,  the aggregate Certificate Principal Balance of the Class III-A-1 Certificates and the Class
III-A-2  Certificates  (in each case before  taking into account the payment of principal on such  Certificates  on such distribution date).

Offered Certificates — The Senior Certificates and the Offered Subordinate Certificates.

Offered Subordinate Certificates — The Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

Original  Subordinate  Principal  Balance  —  The  aggregate  Certificate  Principal  Balance  of  the  Subordinate
Certificates as of the Closing Date.

Outstanding  Principal  Balance — With respect to a mortgage  loan,  the  principal  balance of such  mortgage loan remaining to be paid by the  mortgagor or, in the case of an REO  Property,  the  principal  balance of the related mortgage loan remaining to be paid by the mortgagor at the time such property was acquired by the trust.

Pass-Through  Rate — For each class of Offered  Certificates  has the meaning set forth under  "Description  of the
Certificates—Interest Distributions on the Certificates," in this prospectus supplement.

Pre-Funded  Amount — The amount paid by the  Depositor  to the  Securities  Administrator  on the Closing  Date for
deposit in the  Pre-Funding  Account,  which  amount is  approximately  $173,256,161  with  respect to Sub-Group I, approximately  $8,668,786  with respect to Sub-Group II and  approximately  $200,545,102  with respect to Sub-Group
III.

Pre-Funding  Account — An account or sub-account  into which the Depositor  will deposit the  Pre-Funded  Amount as set forth in "The Mortgage Loans—Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account."

Pre-Funding  Period — The period from the Closing Date up to and  including  November 15,  2007, in which the Trust may purchase Subsequent Mortgage Loans for inclusion in the Trust with amounts in the pre-funding account.

Prepayment  Interest  Shortfalls  — Has the  meaning  set forth  under  "Description  of the  Certificates—Interest
Distributions on the Certificates" in this prospectus supplement.

Prepayment  Period — With  respect  to the  mortgage  loans for which EMC is the  Servicer  and with  respect  to a distribution  date and (i) Principal  Prepayments  in full, the period from the sixteenth day of the calendar month preceding  the  calendar  month in which  such  distribution  date  occurs  through  the close of  business  on the fifteenth  day of the  calendar  month in which such  distribution  date  occurs,  and (ii)  Liquidation  Proceeds,
Realized  Losses and partial  Principal  Prepayments,  the prior  calendar  month;  and in the case of the mortgage loans for which EMC is not the  Servicer,  such  period as is  provided in the  related  Servicing  Agreement  with respect to the related mortgage loans.

Principal  Prepayment — Any payment or other  recovery of principal on a mortgage loan which is received in advance of its  scheduled  Due Date to the  extent  that it is not  accompanied  by an amount as to  interest  representing scheduled  interest  due on any  date or dates  in any  month or  months  subsequent  to the  month of  prepayment, including  Insurance  Proceeds and  Repurchase  Proceeds,  but excluding the principal  portion of Net  Liquidation
Proceeds received at the time a mortgage loan becomes a Liquidated Mortgage Loan.

Rating Agencies — Each of S&P and Fitch.

Realized  Loss — With respect to a mortgage  loan is (1) a  Bankruptcy  Loss or (2) as to any  Liquidated  Mortgage
Loan, the unpaid  principal  balance thereof plus accrued and unpaid interest  thereon at the mortgage rate through the last day of the month of liquidation  less the Net Liquidation  Proceeds with respect to such mortgage loan and the related mortgaged  property that are allocated to principal;  provided,  however,  that in the event the Master
Servicer  receives  Subsequent  Recoveries  with respect to any mortgage loan, the amount of the Realized Loss with respect to that mortgage loan will be reduced to the extent such  Subsequent  Recoveries  are applied to reduce the
Certificate Principal Balance of any class of Certificates on any distribution date.

With respect to each  mortgage  loan which is the subject of a Servicing  Modification  during the  calendar  month immediately  preceding  the related  distribution  date,  the sum of (a) the total amount of interest and principal which is forgiven  with respect to the mortgage  loan and (b) the amount of any advances and Monthly  Advances,  to the extent  forgiven,  made by the  applicable  Servicer with respect to such mortgage loan which are  reimbursable from the Trust to such Servicer with respect to such Servicing  Modification;  provided that, the amounts expressed in clause (a) above shall not include the amounts expressed in clause (b) above.

Record Date —For each class of Offered  Certificates and each distribution  date, the close of business on the last business day of the month preceding the month in which such distribution date occurs.

Remaining  Pre-Funded  Amount — An amount equal to the Pre-Funded  Amount for a Sub-Group minus the amount equal to
100% of the  aggregate  Stated  Principal  Balance of the  Subsequent  Mortgage  Loans  transferred  to the related
Sub-Group during the Pre-Funding Period.

REMIC Regular Certificates — All classes of Certificates other than the Residual Certificates.

REO Property — A mortgage property acquired by the trust through foreclosure or deed-in-lieu of foreclosure.

Repurchase  Price — With respect to any mortgage loan required to be repurchased,  an amount equal to the excess of
(i) the sum of (a) 100% of the  Outstanding  Principal  Balance  of such  mortgage  loan plus  accrued  but  unpaid interest on the Outstanding  Principal  Balance at the related  mortgage rate through and including the last day of the month of repurchase  and (b) any costs and damages  incurred by the Trust in  connection  with any violation of such mortgage loan of any predatory  lending laws over (ii) any portion of the Servicing Fee,  Monthly  Advances or servicing advances payable to the purchaser of such mortgage loan.

Repurchase  Proceeds — The  Repurchase  Price in connection  with any  repurchase of a mortgage loan by the Sponsor and  any  cash  deposit  in  connection  with  the  substitution  of a  mortgage  loan.  See  "Description  of  the
Securities—Assignment of Trust Fund Assets" in the prospectus and "Pooling and Servicing  Agreement—Representations
and Warranties" in this prospectus supplement.

Residual Certificates — The Class R Certificates.

Rules — The rules, regulations and procedures creating and affecting DTC and its operations.

S&P — Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

Securities Administrator — Wells Fargo Bank, National Association.

Senior Certificates — The Class I-A-1, Class I-A-2, Class I-X-1, Class II-A-1,  Class II-A-2,  Class II-X-1,  Class
III-A-1, Class III-A-2 and Class III-X-1 Certificates.

Senior Optimal  Principal Amount — With respect to each  Certificate  Group and each  distribution  date will be an amount  equal  to the sum of the  following  (but in no event  greater  than the  aggregate  Certificate  Principal
Balance of the related Certificate Group immediately prior to such distribution date):

         (1)      the  applicable  Senior  Percentage of the principal  portion of all Monthly  Payments due on the mortgage  loans  in  the  related  Sub-Group  on  the  related  Due  Date,  as  specified  in the amortization  schedule at the time applicable  thereto (after  adjustment for previous  principal prepayments but before any adjustment to such  amortization  schedule by reason of any bankruptcy or similar  proceeding or any  moratorium or similar  waiver or grace period if the  distribution date occurs prior to the Cross-Over Date);

         (2)      the applicable  Senior  Prepayment  Percentage of the Stated  Principal  Balance of each mortgage loan in the related  Sub-Group  which was the  subject of a  prepayment  in full  received by the
                  Servicers during the applicable Prepayment Period;

         (3)      the applicable Senior Prepayment  Percentage of the amount of all partial  prepayments  allocated to principal  received  during the applicable  Prepayment  Period in respect of mortgage loans in the related Sub-Group;

         (4)      the  lesser  of (a)  the  applicable  Senior  Prepayment  Percentage  of the  sum of (i)  all Net
                  Liquidation  Proceeds  allocable to principal  received in respect of each  mortgage  loan in the related  Sub-Group that became a Liquidated  Mortgage Loan during the related  Prepayment  Period
                  (other  than  mortgage  loans  described  in the  immediately  following  clause  (ii))  and  all
                  Subsequent  Recoveries  received  in  respect of each  Liquidated  Mortgage  Loan in the  related
                  Sub-Group  during the  related  Due Period  and (ii) the  Stated  Principal  Balance of each such mortgage  loan in the related  Sub-Group  purchased  by an insurer  from the  Trustee  during the related  Prepayment Period pursuant to the related primary mortgage  insurance policy, if any, or otherwise;  and (b) the related Senior  Percentage of the sum of (i) the Stated Principal Balance
                  of each mortgage  loan in the related  Sub-Group  which became a Liquidated  Mortgage Loan during the related  Prepayment  Period  (other than the  mortgage  loans  described  in the  immediately following  clause  (ii)) and all  Subsequent  Recoveries  received in respect of each  Liquidated
                  Mortgage  Loan in the  related  Sub-Group  during  the  related  Due  Period  and (ii) the Stated
                  Principal  Balance of each such mortgage loan in the related  Sub-Group  that was purchased by an insurer from the Trustee during the related  Prepayment  Period  pursuant to the related  primary mortgage insurance policy, if any or otherwise;

         (5)      any  amount  allocated  to the  Available  Funds of the  related  Sub-Group  in  accordance  with paragraph  (E)  under  "Description  of  the  Certificates—Distributions  on  the  Certificates;"
                  herein; and

         (6)      the applicable  Senior  Prepayment  Percentage of the sum of (a) the Stated Principal  Balance of
                  each mortgage loan in the related  Sub-Group  which was  repurchased by the Sponsor in connection with such  distribution  date and (b) the excess,  if any, of the Stated  Principal  Balance of a mortgage  loan in the related  Sub-Group  that has been replaced by the Sponsor with a substitute mortgage  loan  pursuant  to the  Mortgage  Loan  Purchase  Agreement  in  connection  with  such distribution date over the Stated Principal Balance of such substitute mortgage loan.

Senior  Percentage  —With respect to each Certificate  Group and any distribution  date, the lesser of (a) 100% and
(b) the percentage  obtained by dividing the Certificate  Principal Balance of the Senior  Certificates (other than the Interest Only  Certificates) in the related  Certificate Group immediately  preceding such distribution date by the aggregate  Stated Principal  Balance of the mortgage loans in the related  Sub-Group as of the beginning of the related Due Period.

Senior  Prepayment  Percentage — With regards to a Certificate Group and any distribution date occurring during the periods set forth below will be as follows:

Period (date inclusive)                                                   Senior Prepayment Percentage
_______________________________________________________________________________________________________________________
September 2007 - August 2014                                 100%

September 2014 - August 2015                                 Senior  Percentage for the related  Senior  Certificates
                                                             plus 70% of the  Subordinate  Percentage for the related
                                                             Sub-Group.
September 2015 - August 2016                                 Senior  Percentage for the related  Senior  Certificates
                                                             plus 60% of the  Subordinate  Percentage for the related
                                                             Sub-Group.
September 2016 - August 2017                                 Senior  Percentage for the related  Senior  Certificates
                                                             plus 40% of the  Subordinate  Percentage for the related
                                                             Sub-Group.
September 2017 - August 2018                                 Senior  Percentage for the related  Senior  Certificates
                                                             plus 20% of the  Subordinate  Percentage for the related
                                                             Sub-Group.
September 2018 and thereafter                                Senior Percentage for the related Senior Certificates.

         No scheduled  reduction to the Senior  Prepayment  Percentage for the related  Certificate  Group shall be made as of any distribution  date unless,  as of the last day of the month preceding such distribution date (1) the aggregate  Stated  Principal  Balance of the mortgage  loans in all related  Sub-Groups  delinquent 60 days or more
(including for this purpose any such mortgage  loans in  foreclosure  and such mortgage loans with respect to which the related  mortgaged  property has been acquired by the trust) averaged over the last six months, as a percentage of the  aggregate  Certificate  Principal  Balance  of the  Subordinate  Certificates  does not  exceed 50% and (2)
cumulative  Realized  Losses  on the  mortgage  loans in all  Sub-Groups  do not  exceed  (a) 30% of the  aggregate
Certificate  Principal  Balance of the Original  Subordinate  Principal  Balance if such  distribution  date occurs between and including  September 2014 and August 2015,  (b) 35% of the Original  Subordinate  Principal  Balance if
such  distribution  date occurs  between and  including  September  2015 and August  2016,  (c) 40% of the Original
Subordinate  Principal  Balance if such  distribution  date occurs between and including  September 2016 and August
2017,  (d) 45% of the  Original  Subordinate  Principal  Balance  if such  distribution  date  occurs  between  and including  September  2017 and August  2018,  and (e) 50% of the  Original  Subordinate  Principal  Balance if such distribution date occurs during or after September 2018.

         In addition,  if on any  distribution  date the weighted  average of the Subordinate  Percentages for such distribution  date is equal  to or  greater  than  two  times  the  weighted  average  of the  initial  Subordinate
Percentages,  and (a) the aggregate Stated Principal Balance of the mortgage loans in all Sub-Groups  delinquent 60 days or more  (including  for this purpose any such mortgage  loans in  foreclosure  and such  mortgage  loans with respect to which the  related  mortgaged  property  has been  acquired by the  trust),  averaged  over the last six months, as a percentage of the aggregate  Certificate  Principal  Balance of the Subordinate  Certificates does not exceed 50% and (b)(i) on or prior to the  distribution  date occurring in August 2010,  cumulative  Realized Losses on the mortgage  loans in all  Sub-Groups as of the end of the related  Prepayment  Period do not exceed 20% of the
Original  Subordinate  Principal Balance and (ii) after the distribution date occurring in August 2010,  cumulative
Realized  Losses on the mortgage  loans in all  Sub-Groups  as of the end of the related  Prepayment  Period do not exceed 30% of the Original  Subordinate  Principal  Balance,  then, in each case, the Senior Prepayment  Percentage for the related Senior  Certificates for such  distribution  date will equal the Senior  Percentage for the related
Certificate  Group;  provided,  however,  if on such distribution  date the Subordinate  Percentage for the related
Sub-Group  is  equal  to or  greater  than  two  times  the  initial  Subordinate  Percentage  on or  prior  to the distribution  date  occurring  in August  2010 and the above  delinquency  and loss tests are met,  then the Senior
Prepayment  Percentage for the Senior  Certificates in the related  Certificate Group for such  distribution  date, will  equal  the  Senior  Percentage  for  such  Certificates  plus  50%  of the  Subordinate  Percentage  on  such distribution date.

         Notwithstanding  the foregoing,  if on any distribution  date, the percentage,  the numerator which is the aggregate  Certificate  Principal Balance of the Senior Certificates  immediately preceding such distribution date, and the  denominator  of which is the Stated  Principal  Balance of the mortgage  loans as of the  beginning of the related Due Period,  exceeds such  percentage as of the Cut-off Date,  then the Senior  Prepayment  Percentage with respect to all the Senior Certificates for such distribution date will equal 100%.

Servicers — The Sponsor, Countrywide Servicing and other servicers that service the mortgage loans.

Servicing  Agreements — The servicing  agreements  specified in the  Agreement  between the Sponsor and the related
Servicer.

Servicing  Fee — With respect to each  mortgage  loan, a fee that accrues at the  Servicing  Fee Rate, as set forth under the heading  "Pooling and Servicing  Agreement—Servicing  and Other  Compensation and Payment of Expenses" in
this prospectus  supplement,  on the same principal  balance on which interest on the mortgage loan accrues for the calendar month.

Servicing Fee Rate — For each  mortgage loan will be (i) 0.200% per annum or 0.375% per annum,  as indicated in the related  Servicing  Agreement,  with  respect to EMC,  and (ii) a per annum rate  ranging  from 0.250% per annum to
0.375% per annum, as set forth on the Mortgage Loan Schedule, with respect to other Servicers.

Servicing  Modification  — Any  modification  of a mortgage  loan which is effected by the  applicable  Servicer in accordance with the terms of the Agreement.

Special  Hazard Loss — A Realized  Loss  attributable  to damage or a direct  physical loss suffered by a mortgaged property  (including any Realized Loss due to the presence or suspected  presence of hazardous wastes or substances on a  mortgaged  property)  other  than any such  damage or loss  covered by a hazard  policy or a flood  insurance policy  required to be  maintained  in respect of such  mortgaged  property  under the Agreement or any loss due to normal wear and tear or certain other causes.

Sponsor — EMC Mortgage Corporation.

Stated  Principal  Balance — With  respect to any  mortgage  loan  (including  Subsequent  Mortgage  Loans) and any distribution  date:  the sum of (1) the  principal  balance  thereof as of the  Cut-off  Date and (2) the amount by which the Stated  Principal  Balance of the mortgage loan has been increased  pursuant to a Servicing  Modification of such  mortgage  loan,  minus the sum of (1) the principal  portion of the Monthly  Payments with respect to such mortgage loan during each Due Period ending prior to such  distribution  date (and  irrespective of any delinquency in their  payment),  (2) all Principal  Prepayments  with respect to such mortgage loan received prior to or during the related  Prepayment  Period,  (3) all  Liquidation  Proceeds to the extent  applied by the related  Servicer as recoveries of principal in accordance with the Agreement or the related  Servicing  Agreement that were received by the  related  Servicer  as of the  close  of  business  on the  last  day of the  calendar  month  related  to such distribution  date and (4) any  Realized  Loss on such  mortgage  loan  incurred  prior to or  during  the  related calendar month.

         The Stated Principal Balance of any Liquidated Mortgage Loan is zero.

Sub-Group — Any of Sub-Group I, Sub-Group II or Sub-Group III, as applicable.

Sub-Group I — The pool of mortgage loans  designated as Sub-Group I, including any Subsequent  Mortgage Loans added to Sub-Group I.

Sub-Group I Offered Certificates — The Class I-A-1, Class I-A-2 and Class I-X-1 Certificates.

Sub-Group II — The pool of mortgage  loans  designated as Sub-Group II,  including any  Subsequent  Mortgage  Loans added to Sub-Group II.

Sub-Group II Offered Certificates — The Class II-A-1, Class II-A-2 and Class II-X-1 Certificates.

Sub-Group III — The pool of mortgage  loans  designated as Sub-Group III,  including any Subsequent  Mortgage Loans added to Sub-Group III.

Sub-Group III Offered Certificates — The Class III-A-1, Class III-A-2 and Class III-X-1 Certificates.

Subordinate  Certificate  Writedown Amount —With respect to the Subordinate  Certificates,  the amount by which (x)
the sum of the  Certificate  Principal  Balances of the  Certificates  (after giving effect to the  distribution of principal  and the  allocation  of  Realized  Losses in  reduction  of the  Certificate  Principal  Balances of the
Certificates  on such  distribution  date) exceeds (y) the Stated  Principal  Balances of the mortgage loans on the
Due Date related to such distribution date.

Subordinate  Certificates  — The Class B-1,  Class B-2,  Class B-3,  Class B-4, Class B-5, Class B-6, Class B-7 and
Class B-8 Certificates.

Subordinate  Optimal  Principal  Amount — With respect to each  Sub-Group and each  distribution  date,  will be an amount  equal  to the sum of the  following  (but in no event  greater  than the  aggregate  Certificate  Principal
Balance of the Subordinate Certificates immediately prior to such distribution date):

         (1)      the applicable  Subordinate  Percentage of the principal  portion of all Monthly  Payments due on each  mortgage  loan in the  related  Sub-Group  on the  related Due Date,  as  specified  in the amortization  schedule at the time applicable  thereto (after  adjustment for previous  principal prepayments but before any adjustment to such  amortization  schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

         (2)      the  applicable  Subordinate  Prepayment  Percentage  of the  Stated  Principal  Balance  of each mortgage  loan in the related  Sub-Group  which was the subject of a prepayment  in full received by the Servicers during the applicable Prepayment Period;

         (3)      the  applicable  Subordinate  Prepayment  Percentage  of the amount all  partial  prepayments  of principal  received  in  respect  of the  mortgage  loans in the  related  Sub-Group  during  the applicable Prepayment Period;

         (4)      the excess,  if any, of (a) the Net  Liquidation  Proceeds  allocable  to  principal  received in respect of each mortgage  loan in the related  Sub-Group  that became a Liquidated  Mortgage Loan during the related  Prepayment Period and all Subsequent  Recoveries  received in respect of each
                  Liquidated  Mortgage  Loan  during  the  related  Due  Period  over  (b) the  sum of the  amounts distributable  to  the  holders  of  the  Senior  Certificates  pursuant  to  clause  (4)  of the definition of Senior Optimal Principal Amount on such distribution date;

         (5)      the  applicable  Subordinate  Prepayment  Percentage  of  the  sum of (a)  the  Stated  Principal
                  Balance of each mortgage loan in the related  Sub-Group  which was  repurchased by the Sponsor in connection  with such  distribution  date and (b) the  difference,  if any,  between  the  Stated
                  Principal  Balance of a mortgage  loan in the  related  Sub-Group  that has been  replaced by the
                  Sponsor with a substitute  mortgage  loan  pursuant to the mortgage  loan  purchase  agreement in connection  with such  distribution  date and the Stated  Principal  Balance  of such  substitute mortgage loan; and

         (6)      on the  distribution  date on which the  aggregate  Certificate  Principal  Balance of the Senior
                  Certificates have all been reduced to zero, 100% of the Senior Optimal Principal Amount.

         After the aggregate  Certificate  Principal  Balance of the Subordinate  Certificates  has been reduced to zero, the Subordinate Optimal Principal Amount shall be zero.

Subordinate  Percentage  — As of any  distribution  date and with respect to any  Sub-Group,  100% minus the Senior
Percentage for the Senior Certificates in the related Certificate Group.

Subordinate  Prepayment  Percentage — With  respect to any  distribution  date and with  respect to any  Sub-Group,
100% minus the Senior Prepayment Percentage for the Senior Certificates in the related Certificate Group.

Subsequent  Mortgage Loans — The mortgage loans  acquired by the Trust during the  Pre-Funding  Period with amounts on deposit in the Pre-Funding Account.

Subsequent  Recoveries — As of any distribution  date, amounts received during the related Prepayment Period by the related  Servicer or surplus amounts held by the Master Servicer to cover estimated  expenses  (including,  but not limited to, recoveries in respect of the representations and warranties made by the Sponsor)  specifically  related to a Liquidated  Mortgage  Loan or  disposition  of an REO  property  prior to the related  Prepayment  Period that resulted in a Realized Loss, after liquidation or disposition of such mortgage loan.

Subsequent  Transfer Date — Each date on which any Subsequent  Mortgage Loans are transferred to the Trust pursuant to any subsequent transfer instruments between the Depositor and the Sponsor.

Trust — Bear Stearns ALT-A Trust II 2007-1.

Trustee — Citibank, N.A., a national banking association organized under the laws of the United States.

Wells Fargo — Wells Fargo Bank, National Association.

                                                                                                            ANNEX I

                           GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except  in  certain  limited  circumstances,  the  certificates,  which  are  referred  to as  the  global securities,  will be available only in book-entry  form.  Investors in the global  securities may hold interests in these global  securities  through any of DTC,  Clearstream  or  Euroclear.  Initial  settlement  and all  secondary trades will settle in same-day funds.

         Secondary market trading between  investors holding  interests in global  securities  through  Clearstream and Euroclear  will be conducted in accordance  with their normal rules and operating  procedures and in accordance with  conventional  eurobond  practice.  Secondary  market trading between  investors  holding  interests in global securities  through DTC will be conducted  according to the rules and procedures  applicable to U.S. corporate debt obligations.

         Secondary   cross-market  trading  between  investors  holding  interests  in  global  securities  through
Clearstream or Euroclear and investors  holding  interests in global  securities  through DTC participants  will be effected on a  delivery-against-payment  basis through the respective depositories of Clearstream and Euroclear, in such capacity and other DTC participants.

         Although DTC,  Euroclear and  Clearstream  are expected to follow the procedures  described below in order to  facilitate  transfers  of  interests  in the  global  securities  among  participants  of  DTC,  Euroclear  and
Clearstream,  they are under no obligation to perform or continue to perform those  procedures and those procedures may be  discontinued  at any time.  None of the  Depositor,  the Servicer,  the  Securities  Administrator  nor the
Trustee will have any  responsibility  for the performance by DTC,  Euroclear and  Clearstream or their  respective participants or indirect  participants of their  respective  obligations  under the rules and procedures  governing their obligations.

         Non-U.S.  holders of global  securities  will be subject to U.S.  withholding  taxes unless those  holders meet certain  requirements and deliver appropriate U.S. tax documents to the securities  clearing  organizations or their participants.

Initial Settlement

         The  global  securities  will be  registered  in the  name of Cede & Co.  as  nominee  of DTC.  Investors'
interests in the global  securities will be represented  through financial  institutions  acting on their behalf as direct  and  indirect  participants  in DTC.  Clearstream  and  Euroclear  will hold  positions  on behalf of their participants  through  their  respective  depositories,  which in turn will hold such  positions in accounts as DTC participants.

         Investors  electing to hold interests in global securities  through DTC participants,  rather than through
Clearstream  or Euroclear  accounts,  will be subject to the settlement  practices  applicable to similar issues of mortgage-backed  certificate.  Investors'  securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold interests in global securities  through  Clearstream or Euroclear accounts will follow the  settlement  procedures  applicable to  conventional  eurobonds,  except that there will be no temporary global  security and no "lock-up" or  restricted  period.  Interests in global  securities  will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the purchaser  determines the place of delivery,  it is important to establish at the time of the trade where both the purchaser's  and seller's  accounts are located to ensure that settlement can be made on the desired value date.

Transfers  between DTC  Participants.  Secondary market trading between DTC participants  will be settled using the
DTC procedures applicable to similar issues of certificate in same-day funds.

Transfers  between  Clearstream  and/or  Euroclear  Participants.  Secondary  market  trading  between  Clearstream participants or Euroclear  participants  and/or investors holding interests in global securities  through them will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Transfers  between DTC Seller and Clearstream or Euroclear  Purchaser.  When interests in global  securities are to be  transferred  on behalf of a seller  from the  account of a DTC  participant  to the  account  of a  Clearstream participant or a Euroclear  participant  for a purchaser,  the purchaser will send  instructions  to Clearstream or
Euroclear  through  a  Clearstream  participant  or  Euroclear  participant  at least  one  business  day  prior to settlement.  Clearstream or the Euroclear  operator will instruct its respective  depository to receive an interest in the global  securities  against payment.  Payment will include  interest  accrued on the global  securities from and  including  the last  payment  date to but  excluding  the  settlement  date.  Payment will then be made by the respective  depository to the DTC participant's  account against delivery of an interest in the global  securities.
After this  settlement has been completed,  the interest will be credited to the respective  clearing system and by the clearing  system,  in accordance  with its usual  procedures,  to the  Clearstream  participant's  or Euroclear participant's  account.  The credit of this  interest  will appear on the next business day and the cash debit will be back-valued to and the interest on the global  securities  will accrue from, the value date,  which would be the preceding day when  settlement  occurred in New York.  If  settlement is not completed  through DTC on the intended value date,  i.e.,  the trade  fails,  the  Clearstream  or Euroclear  cash debit will be valued  instead as of the actual settlement date.

Clearstream  participants and Euroclear  participants will need to make available to the respective clearing system the funds  necessary to process  same-day funds  settlement.  The most direct means of doing so is to  pre-position funds for settlement from cash on hand, in which case the Clearstream  participants or Euroclear  participants will take on credit  exposure to Clearstream  or the Euroclear  operator  until  interests in the global  securities are credited to their accounts one day later.

As an  alternative,  if  Clearstream or the Euroclear  operator has extended a line of credit to them,  Clearstream participants or Euroclear  participants can elect not to pre-position  funds and allow that credit line to be drawn upon.  Under this procedure,  Clearstream  participants  or Euroclear  participants  receiving  interests in global securities  for  purchasers  would incur  overdraft  charges for one day, to the extent they cleared the  overdraft when  interests  in the  global  securities  were  credited  to their  accounts.  However,  interest  on the global securities  would  accrue from the value  date.  Therefore,  the  investment  income on the  interest in the global securities earned during that one-day period would tend to offset the amount of these overdraft  charges,  although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

Since the settlement  through DTC will take place during New York business hours,  DTC  participants are subject to
DTC  procedures for  transferring  interests in global  securities to the  respective  depository of Clearstream or
Euroclear  for the benefit of  Clearstream  participants  or  Euroclear  participants.  The sale  proceeds  will be available  to the DTC  seller  on the  settlement  date.  Thus,  to the  Sponsor  settling  the sale  through a DTC participant,  a cross-market  transaction will settle no differently than a sale to a purchaser  settling through a
DTC participant.

Finally,  intra-day traders that use Clearstream  participants or Euroclear  participants to purchase  interests in global  securities from DTC participants or sellers settling through them for delivery to Clearstream  participants or  Euroclear  participants  should  note  that  these  trades  will  automatically  fail on the sale  side  unless affirmative action is taken.  At least three techniques should be available to eliminate this potential condition:

                  o   borrowing  interests in global  securities  through  Clearstream  or  Euroclear  for one day, until the purchase side of the intra-day  trade is reflected in the relevant  Clearstream  or
                      Euroclear accounts, in accordance with the clearing system's customary procedures;

                  o   borrowing  interests in global  securities  in the United  States from a DTC  participant  no later than one day prior to settlement,  which would give  sufficient time for such interests to be  reflected  in the relevant  Clearstream  or Euroclear  accounts in order to settle the sale side of the trade; or

                  o   staggering  the value  dates for the buy and sell  sides of the trade so that the value  date for the  purchase  from the DTC  participant  is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

         Transfers  between  Clearstream  or Euroclear  Seller and DTC Purchaser.  Due to time zone  differences in their favor,  Clearstream  participants  and  Euroclear  participants  may employ their  customary  procedures  for transactions  in which  interests in global  securities are to be transferred  by the respective  clearing  system, through the respective  depository,  to a DTC  participant.  The Sponsor will send  instructions  to Clearstream or the Euroclear operator through a Clearstream  participant or Euroclear  participant at least one business day prior to  settlement.  Clearstream or Euroclear  will instruct its  respective  depository,  to credit an interest in the global  securities to the DTC participant's  account against payment.  Payment will include interest accrued on the global  securities  from and  including the last payment date to but excluding  the  settlement  date.  The payment will then be  reflected  in the account of the  Clearstream  participant  or Euroclear  participant  the  following business day and receipt of the cash proceeds in the Clearstream  participant's or Euroclear  participant's account would be back-valued to the value date,  which would be the preceding day, when settlement  occurred through DTC in
New York. If settlement is not completed on the intended  value date,  i.e.,  the trade fails,  receipt of the cash proceeds in the  Clearstream  participant's  or Euroclear  participant's  account would instead be valued as of the actual settlement date.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial  owner who is an  individual  or  corporation  holding the global  security on its own behalf through  Clearstream or Euroclear or through DTC if the holder has an address  outside the U.S., will be subject to the 30% U.S.  withholding tax that typically  applies to payments of interest,  including  original issue discount, on registered debt issued by U.S. persons, unless:

                  o   each clearing  system,  bank or other  institution  that holds  customers'  securities in the ordinary  course  of its  trade or  business  in the  chain  of  intermediaries  between  the beneficial  owner or a foreign  corporation or foreign trust and the U.S.  entity required to withhold tax complies with applicable certification requirements; and

                  o   the beneficial  owner takes one of the following  steps to obtain an exemption or reduced tax rate:

                  o   Exemption for Non-U.S.  Persons—Form  W-8BEN.  Beneficial  holders of global  securities that are Non-U.S.  persons  generally can obtain a complete  exemption from the withholding tax by filing a signed Form W-8BEN or Certificate  of Foreign Status of Beneficial  Owner for United
                      States Tax  Withholding.  Non-U.S.  persons  residing in a country that has a tax treaty with the United  States can obtain an  exemption  or  reduced  tax rate,  depending  on the treaty terms,  by filing Form W-8BEN.  If the information  shown on Form W-8BEN changes,  a new Form
                      W-8BEN must be filed within 30 days of the change.

                  o   Exemption for Non-U.S.  persons with  effectively  connected  income—Form  W-8ECI. A Non-U.S.
                      person,  including a non-U.S.  corporation or bank with a U.S. branch, for which the interest income is  effectively  connected  with its  conduct  of a trade or  business  in the  United
                      States,  can  obtain  an  exemption  from  the  withholding  tax by  filing  Form  W-8ECI  or
                      Certificate of Foreign  Person's Claim for Exemption from  Withholding on Income  Effectively
                      Connected with the Conduct of a Trade or Business in the United States.

                  o   Exemption for U.S.  Persons—Form  W-9. U.S. persons can obtain a complete  exemption from the withholding  tax by filing Form W-9 or Payer's  Request for  Taxpayer  Identification  Number
                      and Certification.

         U.S.  Federal Income Tax Reporting  Procedure.  The holder of a global  security or, in the case of a Form
W-8BEN or Form W-8ECI filer,  his agent,  files by submitting  the  appropriate  form to the person through whom it holds the  security—the  clearing  agency,  in the case of persons  holding  directly on the books of the  clearing agency.  Form W-8BEN and Form W-8ECI  generally are  effective  until the third  succeeding  calendar year from the date the form is signed.  However,  the  W-8BEN  and W-8ECI  with a  taxpayer  identification  number  will  remain effective  until a change  in  circumstances  makes  any  information  on the  form  incorrect,  provided  that the withholding agent reports at least annually to the beneficial owner on Form 1042-S.  The term "U.S. person" means:

                  o   a citizen or resident of the United States;

                  o   a corporation,  partnership  or other entity  treated as a corporation  or a partnership  for
                      United  States  federal  income  tax  purposes  organized  in or under the laws of the United
                      States or any state  thereof,  including  for this purpose the District of Columbia,  unless, in the case of a partnership, future Treasury regulations provide otherwise;

                  o   an estate  that is  subject  to U.S.  federal  income  tax  regardless  of the  source of its income; or

                  o   a trust if a court within the United States is able to exercise  primary  supervision  of the administration  of the trust and one or more United  States  persons  have the  authority  to control all substantial decisions of the trust.

If the information  shown on Form W-8BEN or Form W-8ECI changes,  a new Form W-8BEN or Form W-8ECI,  as applicable, must be filed within 30 days of the change.  Certain  trusts not  described  in the final  bullet of the  preceding sentence in  existence  on August 20, 1996 that elect to be treated as a United  States  Person will also be a U.S.
person.  The term  "Non-U.S.  person"  means any person who is not a U.S.  person.  This summary does not deal with all  aspects  of U.S.  federal  income  tax  withholding  that may be  relevant  to  foreign  holders of the global securities.  Investors  are advised to consult  their own tax advisors for  specific  tax advice  concerning  their holding and disposing of the global securities.

                                                                                                                                                  SCHEDULE A

                                                           CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

     The description herein of the Mortgage Loans is based upon the estimates of the composition  thereof as of the Cut-off Date, as adjusted to reflect the Stated Principal Balances as of the Cut-off Date. Prior to the issuance of the Certificates,  Mortgage Loans may be removed as a result of (i) Principal  Prepayments  thereof in full prior to August 1, 2007,  (ii)  requirements of Moody's or
S&P, (iii) delinquencies or otherwise.  In any such event, other mortgage loans may be included in the Trust. SAMI believes that the estimated  information  set forth herein with respect to the Mortgage Loans as presently  constituted is  representative  of the characteristics thereof at the time the Certificates are issued, although certain characteristics of the Mortgage Loans may vary.

     Notwithstanding the foregoing,  on or prior to the Closing Date, scheduled or unscheduled  principal payments made with respect to the Mortgage  Loans may decrease the Stated  Principal  Balance of the Mortgage  Loans as of the Cut-off Date as set fort in this
Prospectus Supplement by as much as ten percent (10%). Accordingly, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to a decrease by as much as ten percent (10%) from amounts shown on the front cover hereof.

      Principal Balances of the Mortgage Loans at Origination in Total

             Original Principal Balance ($)
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      ______________________________________________________________________________________
                       0  -   100,000                                                     134                        $ 10,486,274                   0.64%
                 100,001  -   200,000                                                     407                          62,128,784                   3.78
                 200,001  -   300,000                                                     369                          91,041,764                   5.55
                 300,001  -   350,000                                                     125                          40,381,896                   2.46
                 350,001  -   400,000                                                     112                          41,701,276                   2.54
                 400,001  -   450,000                                                     303                         130,461,938                   7.95
                 450,001  -   500,000                                                     423                         201,452,111                  12.27
                 500,001  -   550,000                                                     247                         130,189,448                   7.93
                 550,001  -   600,000                                                     240                         138,578,247                   8.44
                 600,001  -   650,000                                                     193                         121,826,400                   7.42
                 650,001  -   700,000                                                      70                          47,480,238                   2.89
                 700,001  -   800,000                                                     121                          90,582,167                   5.52
                 800,001  -   900,000                                                      82                          70,395,648                   4.29
                 900,001  -   1,000,000                                                   144                         139,513,915                   8.50
               1,000,001  -   1,100,000                                                    24                          25,469,055                   1.55
               1,100,001  -   1,200,000                                                    31                          36,342,317                   2.21
               1,200,001  -   1,300,000                                                    36                          44,476,087                   2.71
               1,300,001  -   1,400,000                                                    26                          35,283,870                   2.15
               1,400,001  -   1,500,000                                                    39                          57,380,098                   3.50
               1,500,001  or  greater                                                      61                         126,577,296                   7.71
                                                                                      ______________________________________________________________________________________
                      Total                                                             3,187                     $ 1,641,748,827                 100.00%
                                                                                      ______________________________________________________________________________________

             Minimum Original Principal Balance:                                                           $36,400
             Maximum Original Principal Balance:                                                           $7,800,000
             Average Original Principal Balance:                                                           $515,811

      Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Total

             Scheduled Principal Balance ($)
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                        0  -   100,000                                                     138                        $ 10,741,525                   0.65%
                  100,001  -   200,000                                                     404                          62,073,532                   3.78
                  200,001  -   300,000                                                     370                          91,325,614                   5.56
                  300,001  -   350,000                                                     126                          40,795,825                   2.48
                  350,001  -   400,000                                                     110                          41,163,497                   2.51
                  400,001  -   450,000                                                     303                         130,461,938                   7.95
                  450,001  -   500,000                                                     423                         201,452,111                  12.27
                  500,001  -   550,000                                                     247                         130,189,448                   7.93
                  550,001  -   600,000                                                     241                         139,176,184                   8.48
                  600,001  -   650,000                                                     193                         122,071,900                   7.44
                  650,001  -   700,000                                                      70                          47,480,238                   2.89
                  700,001  -   800,000                                                     120                          89,976,667                   5.48
                  800,001  -   900,000                                                      83                          71,276,191                   4.34
                  900,001  -   1,000,000                                                   143                         138,633,373                   8.44
                1,000,001  -   1,100,000                                                    24                          25,469,055                   1.55
                1,100,001  -   1,200,000                                                    31                          36,342,317                   2.21
                1,200,001  -   1,300,000                                                    35                          43,878,150                   2.67
                1,300,001  -   1,400,000                                                    26                          35,283,870                   2.15
                1,400,001  -   1,500,000                                                    39                          57,380,098                   3.50
                1,500,001  or  greater                                                      61                         126,577,296                   7.71
                                                                                      _______________________________________________________________________________
                      Total                                                              3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Scheduled Principal Balance:                                                          $634
             Maximum Scheduled Principal Balance:                                                          $7,787,402
             Average Scheduled Principal Balance:                                                          $515,139

      Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Total

             Mortgage Interest Rates (%)
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                    4.500  -   4.749                                                         1                           $ 981,650                   0.06%
                    4.750  -   4.999                                                         4                           1,523,584                   0.09
                    5.000  -   5.249                                                         3                           1,601,846                   0.10
                    5.250  -   5.499                                                         8                           4,833,784                   0.29
                    5.500  -   5.749                                                        19                          11,832,841                   0.72
                    5.750  -   5.999                                                        74                          40,042,773                   2.44
                    6.000  -   6.249                                                       110                          75,912,122                   4.62
                    6.250  -   6.499                                                       270                         176,065,413                  10.72
                    6.500  -   6.749                                                       384                         241,067,795                  14.68
                    6.750  -   6.999                                                       554                         303,465,476                  18.48
                    7.000  -   7.249                                                       296                         163,221,012                   9.94
                    7.250  -   7.499                                                       298                         149,344,570                   9.10
                    7.500  -   7.749                                                       290                         144,541,140                   8.80
                    7.750  -   7.999                                                       276                         119,690,038                   7.29
                    8.000  -   8.249                                                       138                          59,392,409                   3.62
                    8.250  -   8.499                                                       159                          57,354,092                   3.49
                    8.500  -   8.749                                                       118                          41,374,445                   2.52
                    8.750  -   8.999                                                        63                          20,459,307                   1.25
                    9.000  -   9.249                                                        39                          11,213,406                   0.68
                    9.250  -   9.499                                                        23                           4,787,650                   0.29
                    9.500  -   9.749                                                        14                           2,635,123                   0.16
                    9.750  -   9.999                                                        23                           5,429,362                   0.33
                   10.000  -   10.249                                                        8                           1,693,762                   0.10
                   10.250  -   10.499                                                        2                             727,500                   0.04
                   10.500  -   10.749                                                        4                             943,735                   0.06
                   10.750  -   10.999                                                        3                             690,148                   0.04
                   11.000  -   11.249                                                        3                             597,230                   0.04
                   11.250  -   11.499                                                        1                              87,300                   0.01
                   11.500  -   11.749                                                        2                             239,313                   0.01
                                                                                      _______________________________________________________________________________
                      Total                                                              3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Mortgage Rate:                                                                        4.500%
             Maximum Mortgage Rate:                                                                        11.500%
             Weighted Average Mortgage Rate:                                                               7.065%

      Original Loan-to-Value Ratios* in Total

             Loan-to-Value Ratios (%)
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                     0.00  -   30.00                                                        24                        $ 10,580,729                   0.64%
                    30.01  -   40.00                                                        27                           9,829,373                   0.60
                    40.01  -   50.00                                                        71                          46,867,979                   2.85
                    50.01  -   55.00                                                        46                          34,682,444                   2.11
                    55.01  -   60.00                                                        83                          62,743,482                   3.82
                    60.01  -   65.00                                                       156                         106,532,538                   6.49
                    65.01  -   70.00                                                       253                         204,259,474                  12.44
                    70.01  -   75.00                                                       367                         223,895,930                  13.64
                    75.01  -   80.00                                                     1,672                         803,238,514                  48.93
                    80.01  -   85.00                                                        50                          16,333,657                   0.99
                    85.01  -   90.00                                                       316                          85,337,195                   5.20
                    90.01  -   95.00                                                        78                          24,446,282                   1.49
                    95.01  -   100.00                                                       44                          13,001,229                   0.79
                                                                                      _______________________________________________________________________________
                      Total                                                              3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Original Loan-to-Value:                                                      74.47%

             *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

       Geographic Distribution* of the Mortgage Properties in Total

             Geographic Distribution
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Alabama                                                                                    6                         $ 3,333,403                   0.20%
             Arizona                                                                                  158                          61,566,556                   3.75
             Arkansas                                                                                   4                           1,911,782                   0.12
             California                                                                             1,341                         827,546,170                  50.41
             Colorado                                                                                  57                          30,078,252                   1.83
             Connecticut                                                                               26                          17,612,518                   1.07
             Delaware                                                                                   1                             227,593                   0.01
             District of Columbia                                                                       9                           5,067,758                   0.31
             Florida                                                                                  390                         163,698,174                   9.97
             Georgia                                                                                   64                          16,961,379                   1.03
             Hawaii                                                                                    21                          20,611,900                   1.26
             Idaho                                                                                     14                           5,885,912                   0.36
             Illinois                                                                                 180                          66,686,557                   4.06
             Indiana                                                                                   16                           4,621,763                   0.28
             Kansas                                                                                     1                             183,350                   0.01
             Kentucky                                                                                   6                           1,937,632                   0.12
             Louisiana                                                                                  8                           2,446,499                   0.15
             Maine                                                                                     11                           3,774,761                   0.23
             Maryland                                                                                  83                          35,540,278                   2.16
             Massachusetts                                                                             31                          18,722,494                   1.14
             Michigan                                                                                  31                           9,949,903                   0.61
             Minnesota                                                                                 39                          10,363,155                   0.63
             Mississippi                                                                                2                             400,196                   0.02
             Missouri                                                                                  11                           3,915,000                   0.24
             Montana                                                                                    3                          10,756,802                   0.66
             Nevada                                                                                    79                          36,489,758                   2.22
             New Hampshire                                                                              3                           2,143,800                   0.13
             New Jersey                                                                                61                          33,235,980                   2.02
             New Mexico                                                                                 6                           1,773,734                   0.11
             New York                                                                                  89                          69,042,731                   4.21
             North Carolina                                                                            35                          12,013,938                   0.73
             Ohio                                                                                      26                           7,080,631                   0.43
             Oklahoma                                                                                   7                             756,907                   0.05
             Oregon                                                                                    28                          12,228,010                   0.74
             Pennsylvania                                                                              17                           5,497,057                   0.33
             Rhode Island                                                                               3                           2,251,899                   0.14
             South Carolina                                                                            33                          16,121,816                   0.98
             Tennessee                                                                                  7                           2,366,940                   0.14
             Texas                                                                                     54                          14,646,344                   0.89
             Utah                                                                                      45                          23,000,646                   1.40
             Virginia                                                                                  79                          28,945,997                   1.76
             Washington                                                                                89                          46,416,522                   2.83
             West Virginia                                                                              2                             420,914                   0.03
             Wisconsin                                                                                 10                           3,011,416                   0.18
             Wyoming                                                                                    1                             504,000                   0.03
                                                                                      _______________________________________________________________________________
                      Total                                                                         3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

             *No more than approximately 0.74% of the Mortgage Loans by Scheduled Principal
              Balance will be secured by properties located in any one zip code area.

      Credit Scores as of the Date of Origination of the Mortgage Loans in Total

             Range of Credit Scores
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                       N/A                                                               79                        $ 26,895,278                   1.64%
                   575  -   599                                                           1                             164,497                   0.01
                   600  -   619                                                           1                             597,451                   0.04
                   620  -   639                                                         144                          72,554,856                   4.42
                   640  -   659                                                         262                         127,266,756                   7.75
                   660  -   679                                                         455                         228,298,517                  13.91
                   680  -   699                                                         576                         291,648,471                  17.76
                   700  -   719                                                         463                         240,786,883                  14.67
                   720  -   739                                                         382                         193,341,858                  11.78
                   740  -   759                                                         318                         181,381,873                  11.05
                   760  -   779                                                         244                         125,770,238                   7.66
                   780  -   799                                                         199                         116,720,085                   7.11
                   800  -   819                                                          62                          36,095,063                   2.20
                   820  -   839                                                           1                             227,000                   0.01
                                                                                      _______________________________________________________________________________
                      Total                                                           3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

             Non-Zero Weighted Average Credit Score:                                                       711

            Property Types of the Mortgage Properties in Total

             Property Type
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             2-4 Family                                                                               204                       $ 104,046,181                   6.34%
             CO-OP                                                                                      3                             610,691                   0.04
             Condominium                                                                              419                         196,367,426                  11.96
             PUD                                                                                      617                         325,640,673                  19.83
             Single Family                                                                          1,921                       1,010,691,309                  61.56
             Townhouse                                                                                 23                           4,392,547                   0.27
                                                                                      _______________________________________________________________________________
                      Total                                                                         3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

             Occupancy Status of Mortgage Properties in Total

             Occupancy Status
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Investor                                                                                 733                       $ 262,690,911                  16.00%
             Owner Occupied                                                                         2,218                       1,249,394,426                  76.10
             Second Home                                                                              236                         129,663,490                   7.90
                                                                                      _______________________________________________________________________________
                      Total                                                                         3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

      Loan Purpose of the Mortgage Loans in Total

             Loan Purpose
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Cash Out Refinance                                                                       991                       $ 542,350,734                  33.03%
             Purchase                                                                               1,550                         727,839,580                  44.33
             Rate/Term Refinance                                                                      646                         371,558,513                  22.63
                                                                                      _______________________________________________________________________________
                      Total                                                                         3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

            Documentation Type of the Mortgage Loans in Total

             Documentation Type
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Full/Alternative                                                                         404                       $ 207,351,498                  12.63%
             Limited                                                                                    3                           1,008,437                   0.06
             No Documentation                                                                         219                          65,662,412                   4.00
             No Income/No Asset                                                                        72                          26,936,988                   1.64
             No Ratio                                                                                 400                         173,135,794                  10.55
             No Ratio/No VOE                                                                          129                          41,772,583                   2.54
             Preferred                                                                                 31                          18,683,037                   1.14
             Reduced                                                                                1,106                         775,298,258                  47.22
             Stated Income                                                                            701                         276,092,019                  16.82
             Stated/Stated                                                                            119                          54,447,781                   3.32
             Streamline                                                                                 3                           1,360,020                   0.08
                                                                                      _______________________________________________________________________________
                      Total                                                                         3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

      Original Terms to Stated Maturity of the Mortgage Loans in Total

             Original Term (Months)
                                                                                                                  Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                      180                                                                    1                           $ 179,438                   0.01%
                      360                                                                3,174                       1,633,105,484                  99.47
                      480                                                                   12                           8,463,905                   0.52
                                                                                      _______________________________________________________________________________
                      Total                                                              3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Original Term to Stated Maturity (Mths):                                              180
             Maximum Original Term to Stated Maturity (Mths):                                              480
             Weighted Average Orig. Term to Stated Mat. (Mths):                                            361

      Remaining Terms to Stated Maturity of the Mortgage Loans in Total

             Stated Remaining Term (Months)
                                                                                                                  Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                    180  -   239                                                           1                           $ 179,438                   0.01%
                    300  -   359                                                       2,444                       1,239,792,576                  75.52
                    360  -   360                                                         730                         393,312,907                  23.96
                    361 or   greater                                                      12                           8,463,905                   0.52
                                                                                      _______________________________________________________________________________
                      Total                                                            3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Remaining Term to Stated Maturity (Mths):                                             180
             Maximum Remaining Term to Stated Maturity (Mths):                                             480
             Weighted Average Rem. Term to Stated Mat. (Mths):                                             359

      Index of the Mortgage Loans in Total

             Index
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             1 YR Treasury                                                                              9                         $ 3,945,824                   0.24%
             1 YR Libor                                                                             1,868                       1,163,779,081                  70.89
             6 Mo Libor                                                                             1,310                         474,023,922                  28.87
                                                                                      _______________________________________________________________________________
                      Total                                                                         3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

         Rate Adjustment Frequency of the Mortgage Loans in Total

             Rate Adjustment Frequency
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             6 Months                                                                               1,310                       $ 474,023,922                  28.87%
             12 Months                                                                              1,877                       1,167,724,905                  71.13
                                                                                      _______________________________________________________________________________
                      Total                                                                         3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

      Months to Next Rate Adjustment* of the Mortgage Loans in Total

             Months to Next Rate Adjustment
                                                                                                                  Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                      37  -   39                                                            1                            $ 99,389                   0.01%
                      40  -   42                                                            1                              85,597                   0.01
                      43  -   45                                                            1                           7,787,402                   0.47
                      46  -   48                                                            5                           1,839,112                   0.11
                      49  -   51                                                           25                           9,097,202                   0.55
                      52  -   54                                                          162                          51,631,815                   3.14
                      55  -   57                                                          672                         260,037,146                  15.84
                      58  -   60                                                          952                         450,738,148                  27.45
                      61  -   63                                                           45                          19,719,743                   1.20
                      73  -   75                                                            5                           1,117,146                   0.07
                      76  -   78                                                           27                           7,634,555                   0.47
                      79  -   81                                                          125                          54,249,344                   3.30
                      82  -   84                                                          387                         226,191,020                  13.78
                      85  -   87                                                            4                           1,183,000                   0.07
                     103  -   105                                                           1                           2,640,000                   0.16
                     106  -   108                                                           4                           2,515,500                   0.15
                     109  -   111                                                           5                           1,296,765                   0.08
                     112  -   114                                                          11                           4,095,881                   0.25
                     115  -   117                                                          45                          31,960,685                   1.95
                     118  -   120                                                         664                         476,462,304                  29.02
                     121  or  greater                                                      45                          31,367,072                   1.91
                                                                                      _______________________________________________________________________________
                      Total                                                             3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Months to Next Rate Adjustment :                                             82

             *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

      Maximum Lifetime Mortgage Rate of the Mortgage Loans in Total

             Maximum Mortgage Rates (%)
                                                                                                                  Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                       0.000  -   9.750                                                         2                         $ 1,549,650                   0.09%
                      9.751  -   10.000                                                        5                           1,913,430                   0.12
                     10.001  -   10.250                                                        4                           2,157,000                   0.13
                     10.251  -   10.500                                                       18                          11,902,853                   0.73
                     10.501  -   10.750                                                       28                          14,579,744                   0.89
                     10.751  -   11.000                                                      100                          66,357,066                   4.04
                     11.001  -   11.250                                                      164                         106,999,904                   6.52
                     11.251  -   11.500                                                      361                         242,416,945                  14.77
                     11.501  -   11.750                                                      363                         219,200,695                  13.35
                     11.751  -   12.000                                                      468                         261,282,683                  15.91
                     12.001  -   12.250                                                      269                         134,561,817                   8.20
                     12.251  -   12.500                                                      308                         159,293,390                   9.70
                     12.501  -   12.750                                                      254                         117,833,200                   7.18
                     12.751  -   13.000                                                      223                          98,687,433                   6.01
                     13.001  -   13.250                                                      162                          57,990,800                   3.53
                     13.251  -   13.500                                                      162                          54,587,749                   3.32
                     13.501  -   13.750                                                       82                          29,865,623                   1.82
                     13.751  -   14.000                                                       55                          17,374,968                   1.06
                     14.001  -   14.250                                                       35                           9,187,501                   0.56
                     14.251  -   14.500                                                       42                          11,778,415                   0.72
                     14.501  -   14.750                                                       28                           8,348,519                   0.51
                     14.751  -   15.000                                                       26                           7,556,259                   0.46
                     15.001  -   15.250                                                        7                           1,660,039                   0.10
                     15.251  -   15.500                                                        8                           1,833,294                   0.11
                     15.501  -   15.750                                                        5                           1,324,609                   0.08
                     15.751  -   16.000                                                        5                           1,178,630                   0.07
                     16.001  or  greater                                                       3                             326,613                   0.02
                                                                                      _______________________________________________________________________________
                      Total                                                                3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Maximum Mortgage Rate:                                                       12.118%

             Periodic Rate Cap of the Mortgage Loans in Total

             Periodic Rate Cap (%)
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                     Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             1.000                                                                                  1,103                       $ 399,313,194                  24.32%
             2.000                                                                                  2,084                       1,242,435,633                  75.68
                                                                                      _______________________________________________________________________________
                      Total                                                                         3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

             Non-Zero Weighted Average Periodic Rate Cap:                                                  1.757%

             Initial Rate Cap of the Mortgage Loans in Total

             Initial Rate Cap (%)
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             2.000                                                                                      4                         $ 3,958,585                   0.24%
             3.000                                                                                      3                           1,194,863                   0.07
             5.000                                                                                  2,941                       1,552,465,147                  94.56
             6.000                                                                                    239                          84,130,232                   5.12
                                                                                      _______________________________________________________________________________
                      Total                                                                         3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

             Non-Zero Weighted Average Initial Rate Cap:                                                   5.043%

      Gross Margin of the Mortgage Loans in Total

             Gross Margins (%)
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                     2.001  -   2.500                                                     2,826                     $ 1,500,176,086                  91.38%
                     2.501  -   3.000                                                       300                         123,851,153                   7.54
                     3.001  -   3.500                                                        40                          12,977,530                   0.79
                     4.001  -   4.500                                                         5                           1,435,550                   0.09
                     4.501  -   5.000                                                        13                           2,548,394                   0.16
                     5.001  -   5.500                                                         1                             294,500                   0.02
                     5.501  -   6.000                                                         2                             465,613                   0.03
                                                                                      _______________________________________________________________________________
                      Total                                                               3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Gross Margin:                                                                2.308%

        Interest Only Feature of the Mortgage Loans in Total

             Interest Only Feature
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             None                                                                                     534                       $ 191,336,085                  11.65%
             5 Years                                                                                  187                          93,131,189                   5.67
             7 Years                                                                                   56                          33,696,069                   2.05
             10 Years                                                                               2,410                       1,323,585,483                  80.62
                                                                                      _______________________________________________________________________________
                      Total                                                                         3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

  Original Prepayment Penalty Term of the Mortgage Loans in Total

             Original Prepayment Penalty Term (Months)
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             None                                                                                   1,765                       $ 924,230,967                  56.30%
             4 Months                                                                                  43                          15,798,589                   0.96
             6 Months                                                                                  34                          18,511,429                   1.13
             7 Months                                                                                   1                             519,995                   0.03
             12 Months                                                                                505                         306,655,655                  18.68
             24 Months                                                                                 38                           8,954,609                   0.55
             36 Months                                                                                684                         292,958,690                  17.84
             60 Months                                                                                117                          74,118,893                   4.51
                                                                                      _______________________________________________________________________________
                      Total                                                                         3,187                     $ 1,641,748,827                 100.00%
                                                                                      _______________________________________________________________________________

      Principal Balances of the Mortgage Loans at Origination in Loan Group I

             Original Principal Balance ($)
                                                                                                                       Aggregate Stated
                                                                                           Number of                   Principal Balance                % of
                                                                                           Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                            Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                          0  -   100,000                                                     110                         $ 8,560,879                   1.07%
                    100,001  -   200,000                                                     327                          50,055,671                   6.25
                    200,001  -   300,000                                                     314                          77,386,784                   9.66
                    300,001  -   350,000                                                      99                          32,039,696                   4.00
                    350,001  -   400,000                                                      89                          33,155,942                   4.14
                    400,001  -   450,000                                                     158                          67,840,551                   8.47
                    450,001  -   500,000                                                     217                         103,380,872                  12.91
                    500,001  -   550,000                                                     118                          62,203,728                   7.77
                    550,001  -   600,000                                                      94                          54,246,782                   6.77
                    600,001  -   650,000                                                      88                          55,246,705                   6.90
                    650,001  -   700,000                                                      39                          26,543,279                   3.31
                    700,001  -   800,000                                                      58                          43,587,875                   5.44
                    800,001  -   900,000                                                      29                          24,686,130                   3.08
                    900,001  -   1,000,000                                                    54                          51,997,503                   6.49
                  1,000,001  -   1,100,000                                                     5                           5,280,950                   0.66
                  1,100,001  -   1,200,000                                                     7                           8,174,634                   1.02
                  1,200,001  -   1,300,000                                                    16                          19,276,087                   2.41
                  1,300,001  -   1,400,000                                                    10                          13,474,096                   1.68
                  1,400,001  -   1,500,000                                                    10                          14,708,971                   1.84
                  1,500,001  or  greater                                                      22                          49,188,419                   6.14
                                                                                      _______________________________________________________________________________
                      Total                                                                1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Original Principal Balance:                                                           $36,400
             Maximum Original Principal Balance:                                                           $7,800,000
             Average Original Principal Balance:                                                           $430,740

      Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group I

             Scheduled Principal Balance ($)
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                        0  -   100,000                                                     113                         $ 8,732,130                   1.09%
                  100,001  -   200,000                                                     325                          50,084,420                   6.25
                  200,001  -   300,000                                                     315                          77,670,634                   9.70
                  300,001  -   350,000                                                     100                          32,453,626                   4.05
                  350,001  -   400,000                                                      87                          32,618,162                   4.07
                  400,001  -   450,000                                                     158                          67,840,551                   8.47
                  450,001  -   500,000                                                     217                         103,380,872                  12.91
                  500,001  -   550,000                                                     118                          62,203,728                   7.77
                  550,001  -   600,000                                                      95                          54,844,719                   6.85
                  600,001  -   650,000                                                      88                          55,492,205                   6.93
                  650,001  -   700,000                                                      39                          26,543,279                   3.31
                  700,001  -   800,000                                                      57                          42,982,375                   5.37
                  800,001  -   900,000                                                      30                          25,566,673                   3.19
                  900,001  -   1,000,000                                                    53                          51,116,960                   6.38
                1,000,001  -   1,100,000                                                     5                           5,280,950                   0.66
                1,100,001  -   1,200,000                                                     7                           8,174,634                   1.02
                1,200,001  -   1,300,000                                                    15                          18,678,150                   2.33
                1,300,001  -   1,400,000                                                    10                          13,474,096                   1.68
                1,400,001  -   1,500,000                                                    10                          14,708,971                   1.84
                1,500,001  or  greater                                                      22                          49,188,419                   6.14
                                                                                      _______________________________________________________________________________
                      Total                                                              1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Scheduled Principal Balance:                                                          $634
             Maximum Scheduled Principal Balance:                                                          $7,787,402
             Average Scheduled Principal Balance:                                                          $429,740

      Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group I

             Mortgage Interest Rates (%)
                                                                                                                      Aggregate Stated
                                                                                          Number of                   Principal Balance                % of
                                                                                          Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                           Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                       4.500  -   4.749                                                         1                           $ 981,650                   0.12%
                       4.750  -   4.999                                                         4                           1,523,584                   0.19
                       5.000  -   5.249                                                         2                           1,101,846                   0.14
                       5.250  -   5.499                                                         7                           4,365,784                   0.55
                       5.500  -   5.749                                                        12                           6,967,001                   0.87
                       5.750  -   5.999                                                        46                          23,714,387                   2.96
                       6.000  -   6.249                                                        62                          37,034,784                   4.62
                       6.250  -   6.499                                                       122                          67,018,110                   8.37
                       6.500  -   6.749                                                       187                          91,134,594                  11.38
                       6.750  -   6.999                                                       281                         126,409,920                  15.78
                       7.000  -   7.249                                                       152                          68,426,000                   8.54
                       7.250  -   7.499                                                       165                          72,129,335                   9.00
                       7.500  -   7.749                                                       183                          81,486,053                  10.17
                       7.750  -   7.999                                                       187                          76,470,969                   9.55
                       8.000  -   8.249                                                       112                          45,901,885                   5.73
                       8.250  -   8.499                                                       116                          37,000,753                   4.62
                       8.500  -   8.749                                                        78                          24,923,521                   3.11
                       8.750  -   8.999                                                        42                           9,894,031                   1.24
                       9.000  -   9.249                                                        33                           8,917,964                   1.11
                       9.250  -   9.499                                                        22                           4,579,650                   0.57
                       9.500  -   9.749                                                        11                           2,040,123                   0.25
                       9.750  -   9.999                                                        19                           4,495,422                   0.56
                      10.000  -   10.249                                                        8                           1,693,762                   0.21
                      10.250  -   10.499                                                        2                             727,500                   0.09
                      10.500  -   10.749                                                        3                             673,735                   0.08
                      10.750  -   10.999                                                        3                             690,148                   0.09
                      11.000  -   11.249                                                        3                             597,230                   0.07
                      11.500  -   11.749                                                        1                             135,813                   0.02
                                                                                      _______________________________________________________________________________
                      Total                                                                 1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Mortgage Rate:                                                                        4.500%
             Maximum Mortgage Rate:                                                                        11.500%
             Weighted Average Mortgage Rate:                                                               7.189%

      Original Loan-to-Value Ratios* in Loan Group I

             Loan-to-Value Ratios (%)
                                                                                                                      Aggregate Stated
                                                                                          Number of                   Principal Balance                % of
                                                                                          Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                           Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                       0.00  -   30.00                                                        16                         $ 4,183,329                   0.52%
                      30.01  -   40.00                                                        14                           4,055,973                   0.51
                      40.01  -   50.00                                                        32                          18,187,271                   2.27
                      50.01  -   55.00                                                        24                          18,192,387                   2.27
                      55.01  -   60.00                                                        50                          31,448,050                   3.93
                      60.01  -   65.00                                                        91                          53,692,848                   6.70
                      65.01  -   70.00                                                       123                          73,094,292                   9.12
                      70.01  -   75.00                                                       195                          95,979,506                  11.98
                      75.01  -   80.00                                                       932                         397,168,726                  49.58
                      80.01  -   85.00                                                        33                          10,479,764                   1.31
                      85.01  -   90.00                                                       249                          64,269,959                   8.02
                      90.01  -   95.00                                                        62                          17,527,221                   2.19
                      95.01  -   100.00                                                       43                          12,756,229                   1.59
                                                                                      _______________________________________________________________________________
                      Total                                                                1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Original Loan-to-Value:                                                      75.73%

             *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

      Geographic Distribution* of the Mortgage Properties in Loan Group I

             Geographic Distribution
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Alabama                                                                                    5                         $ 2,861,216                   0.36%
             Arizona                                                                                  119                          42,137,965                   5.26
             Arkansas                                                                                   2                             356,182                   0.04
             California                                                                               665                         357,937,810                  44.68
             Colorado                                                                                  30                          12,636,842                   1.58
             Connecticut                                                                               15                           8,845,018                   1.10
             Delaware                                                                                   1                             227,593                   0.03
             District of Columbia                                                                       3                           1,752,000                   0.22
             Florida                                                                                  270                          94,926,958                  11.85
             Georgia                                                                                   46                           9,386,627                   1.17
             Hawaii                                                                                    11                           9,098,750                   1.14
             Idaho                                                                                      7                           2,594,739                   0.32
             Illinois                                                                                 102                          32,023,645                   4.00
             Indiana                                                                                   11                           1,747,318                   0.22
             Kansas                                                                                     1                             183,350                   0.02
             Kentucky                                                                                   2                             630,832                   0.08
             Louisiana                                                                                  4                             449,449                   0.06
             Maine                                                                                      9                           2,879,062                   0.36
             Maryland                                                                                  57                          21,722,452                   2.71
             Massachusetts                                                                             14                           6,751,322                   0.84
             Michigan                                                                                  16                           4,052,756                   0.51
             Minnesota                                                                                 29                           7,133,001                   0.89
             Mississippi                                                                                2                             400,196                   0.05
             Missouri                                                                                   8                           1,521,854                   0.19
             Montana                                                                                    3                          10,756,802                   1.34
             Nevada                                                                                    45                          18,308,433                   2.29
             New Hampshire                                                                              2                             743,800                   0.09
             New Jersey                                                                                37                          17,423,274                   2.18
             New Mexico                                                                                 4                             770,444                   0.10
             New York                                                                                  42                          29,792,715                   3.72
             North Carolina                                                                            22                           5,235,365                   0.65
             Ohio                                                                                      14                           2,723,579                   0.34
             Oklahoma                                                                                   7                             756,907                   0.09
             Oregon                                                                                    15                           5,255,623                   0.66
             Pennsylvania                                                                              13                           3,915,971                   0.49
             Rhode Island                                                                               3                           2,251,899                   0.28
             South Carolina                                                                            17                           6,377,134                   0.80
             Tennessee                                                                                  5                           1,731,898                   0.22
             Texas                                                                                     39                           8,998,620                   1.12
             Utah                                                                                      35                          16,007,735                   2.00
             Virginia                                                                                  68                          23,549,603                   2.94
             Washington                                                                                53                          20,663,400                   2.58
             Wisconsin                                                                                 10                           3,011,416                   0.38
             Wyoming                                                                                    1                             504,000                   0.06
                                                                                      _______________________________________________________________________________
                      Total                                                                         1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

             *No more than approximately 0.97% of the Mortgage Loans by Scheduled Principal
              Balance will be secured by properties located in any one zip code area.

      Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group I

             Range of Credit Scores
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                        N/A                                                               72                        $ 21,814,123                   2.72%
                    575  -   599                                                           1                             164,497                   0.02
                    600  -   619                                                           1                             597,451                   0.07
                    620  -   639                                                          73                          32,186,684                   4.02
                    640  -   659                                                         148                          67,800,119                   8.46
                    660  -   679                                                         267                         109,368,680                  13.65
                    680  -   699                                                         346                         148,163,113                  18.50
                    700  -   719                                                         279                         118,844,751                  14.84
                    720  -   739                                                         235                         100,307,219                  12.52
                    740  -   759                                                         183                          90,400,551                  11.29
                    760  -   779                                                         130                          54,156,528                   6.76
                    780  -   799                                                          99                          44,800,791                   5.59
                    800  -   819                                                          29                          12,204,046                   1.52
                    820  -   839                                                           1                             227,000                   0.03
                                                                                      _______________________________________________________________________________
                      Total                                                            1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

             Non-Zero Weighted Average Credit Score:                                                       709

        Property Types of the Mortgage Properties in Loan Group I

             Property Type
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             2-4 Family                                                                               128                        $ 53,442,539                   6.67%
             CO-OP                                                                                      3                             610,691                   0.08
             Condominium                                                                              250                          92,204,714                  11.51
             PUD                                                                                      369                         160,242,439                  20.00
             Single Family                                                                          1,095                         490,611,866                  61.25
             Townhouse                                                                                 19                           3,923,304                   0.49
                                                                                      _______________________________________________________________________________
                      Total                                                                         1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

         Occupancy Status of Mortgage Properties in Loan Group I

             Occupancy Status
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Investor                                                                                 509                       $ 140,925,922                  17.59%
             Owner Occupied                                                                         1,202                         592,279,341                  73.94
             Second Home                                                                              153                          67,830,291                   8.47
                                                                                      _______________________________________________________________________________
                      Total                                                                         1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

            Loan Purpose of the Mortgage Loans in Loan Group I

             Loan Purpose
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Cash Out Refinance                                                                       565                       $ 263,411,656                  32.88%
             Purchase                                                                                 955                         368,225,417                  45.97
             Rate/Term Refinance                                                                      344                         169,398,481                  21.15
                                                                                      _______________________________________________________________________________
                      Total                                                                         1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

         Documentation Type of the Mortgage Loans in Loan Group I

             Documentation Type
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Full/Alternative                                                                         260                       $ 113,018,722                  14.11%
             Limited                                                                                    2                             961,000                   0.12
             No Documentation                                                                         197                          60,499,585                   7.55
             No Income/No Asset                                                                        37                          12,637,658                   1.58
             No Ratio                                                                                 264                         103,298,239                  12.90
             No Ratio/No VOE                                                                          107                          35,319,426                   4.41
             Preferred                                                                                 11                           6,440,494                   0.80
             Reduced                                                                                  335                         213,386,300                  26.64
             Stated Income                                                                            577                         224,812,126                  28.07
             Stated/Stated                                                                             74                          30,662,004                   3.83
                                                                                      _______________________________________________________________________________
                      Total                                                                         1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

      Original Terms to Stated Maturity of the Mortgage Loans in Loan Group I

             Original Term (Months)
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                       180                                                                    1                           $ 179,438                   0.02%
                       360                                                                1,862                         799,926,116                  99.86
                       480                                                                    1                             930,000                   0.12
                                                                                      _______________________________________________________________________________
                      Total                                                               1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Original Term to Stated Maturity (Mths):                                              180
             Maximum Original Term to Stated Maturity (Mths):                                              480
             Weighted Average Orig. Term to Stated Mat. (Mths):                                            360

      Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group I

             Stated Remaining Term (Months)
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                     180  -   239                                                           1                           $ 179,438                   0.02%
                     300  -   359                                                       1,460                         606,307,959                  75.69
                     360  -   360                                                         402                         193,618,156                  24.17
                     361  or  greater                                                       1                             930,000                   0.12
                                                                                      _______________________________________________________________________________
                      Total                                                             1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Remaining Term to Stated Maturity (Mths):                                             180
             Maximum Remaining Term to Stated Maturity (Mths):                                             471
             Weighted Average Rem. Term to Stated Mat. (Mths):                                             358

      Index of the Mortgage Loans in Loan Group I

             Index
             Documentation Type
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             1 YR Treasury                                                                              4                           $ 927,975                   0.12%
             1 YR Libor                                                                               725                         388,236,359                  48.47
             6 Mo Libor                                                                             1,135                         411,871,220                  51.42
                                                                                      _______________________________________________________________________________
                      Total                                                                         1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

      Rate Adjustment Frequency of the Mortgage Loans in Loan Group I

             Rate Adjustment Frequency
             Documentation Type
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             6  Months                                                                              1,135                       $ 411,871,220                  51.42%
             12 Months                                                                                729                         389,164,334                  48.58
                                                                                      _______________________________________________________________________________
                      Total                                                                         1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

      Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group I

             Months to Next Rate Adjustment
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                     37  -   39                                                            1                            $ 99,389                   0.01%
                     40  -   42                                                            1                              85,597                   0.01
                     43  -   45                                                            1                           7,787,402                   0.97
                     46  -   48                                                            5                           1,839,112                   0.23
                     49  -   51                                                           25                           9,097,202                   1.14
                     52  -   54                                                          162                          51,631,815                   6.45
                     55  -   57                                                          672                         260,037,146                  32.46
                     58  -   60                                                          952                         450,738,148                  56.27
                     61  or  greater                                                      45                          19,719,743                   2.46
                                                                                      _______________________________________________________________________________
                      Total                                                            1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Months to Next Rate Adjustment :                                             58

             *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

      Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group I

             Maximum Mortgage Rates (%)
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                    0.000  -   9.750                                                         2                         $ 1,549,650                   0.19%
                    9.751  -   10.000                                                        4                           1,413,430                   0.18
                   10.001  -   10.250                                                        3                           1,689,000                   0.21
                   10.251  -   10.500                                                       14                           8,913,713                   1.11
                   10.501  -   10.750                                                       18                           8,784,718                   1.10
                   10.751  -   11.000                                                       60                          34,988,854                   4.37
                   11.001  -   11.250                                                       87                          52,197,228                   6.52
                   11.251  -   11.500                                                      148                          75,787,402                   9.46
                   11.501  -   11.750                                                      162                          81,774,111                  10.21
                   11.751  -   12.000                                                      244                         112,952,504                  14.10
                   12.001  -   12.250                                                      138                          59,686,927                   7.45
                   12.251  -   12.500                                                      183                          82,249,546                  10.27
                   12.501  -   12.750                                                      172                          74,983,480                   9.36
                   12.751  -   13.000                                                      160                          67,564,835                   8.43
                   13.001  -   13.250                                                      113                          35,808,712                   4.47
                   13.251  -   13.500                                                      118                          34,623,149                   4.32
                   13.501  -   13.750                                                       56                          18,340,959                   2.29
                   13.751  -   14.000                                                       47                          13,403,384                   1.67
                   14.001  -   14.250                                                       32                           8,659,601                   1.08
                   14.251  -   14.500                                                       38                           9,785,415                   1.22
                   14.501  -   14.750                                                       22                           5,355,694                   0.67
                   14.751  -   15.000                                                       18                           4,660,858                   0.58
                   15.001  -   15.250                                                        7                           1,660,039                   0.21
                   15.251  -   15.500                                                        7                           1,563,294                   0.20
                   15.501  -   15.750                                                        5                           1,324,609                   0.17
                   15.751  -   16.000                                                        5                           1,178,630                   0.15
                   16.001  or  greater                                                       1                             135,813                   0.02
                                                                                      _______________________________________________________________________________
                      Total                                                              1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Maximum Mortgage Rate:                                                       12.269%

         Periodic Rate Cap of the Mortgage Loans in Loan Group I

             Periodic Rate Cap (%)
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             1.000                                                                                    970                       $ 356,468,434                  44.50%
             2.000                                                                                    894                         444,567,120                  55.50
                                                                                      _______________________________________________________________________________
                      Total                                                                         1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

             Non Zero Weighted Average Periodic Rate Cap:                                                  1.555%

          Initial Rate Cap of the Mortgage Loans in Loan Group I

             Initial Rate Cap (%)
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             2.000                                                                                      2                           $ 683,525                   0.09%
             3.000                                                                                      3                           1,194,863                   0.15
             5.000                                                                                  1,667                         737,046,577                  92.01
             6.000                                                                                    192                          62,110,589                   7.75
                                                                                      _______________________________________________________________________________
                      Total                                                                         1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

             Non Zero Weighted Average Initial Rate Cap:                                                   5.072%

            Gross Margin of the Mortgage Loans in Loan Group I

             Gross Margins (%)
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                   2.001  -   2.500                                                     1,561                       $ 682,983,870                  85.26%
                   2.501  -   3.000                                                       247                         102,462,946                  12.79
                   3.001  -   3.500                                                        35                          10,844,680                   1.35
                   4.001  -   4.500                                                         5                           1,435,550                   0.18
                   4.501  -   5.000                                                        13                           2,548,394                   0.32
                   5.001  -   5.500                                                         1                             294,500                   0.04
                   5.501  -   6.000                                                         2                             465,613                   0.06
                                                                                      _______________________________________________________________________________
                      Total                                                             1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Gross Margin:                                                                2.348%

    Interest Only Feature of the Mortgage Loans in Loan Group I

             Interest Only Feature
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             None                                                                                     393                       $ 115,689,791                  14.44%
             5 Years                                                                                  187                          93,131,189                  11.63
             7 Years                                                                                    1                             230,000                   0.03
             10 Years                                                                               1,283                         591,984,574                  73.90
                                                                                      _______________________________________________________________________________
                      Total                                                                         1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

Remaining Prepayment Penalty Term of the Mortgage Loans in Loan Group I

             Remaining Prepayment Penalty Term (Months)
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             None                                                                                     981                       $ 426,262,361                  53.21%
             4 Months                                                                                  37                          14,230,907                   1.78
             6 Months                                                                                  33                          18,179,429                   2.27
             7 Months                                                                                   1                             519,995                   0.06
             12 Months                                                                                242                         131,839,439                  16.46
             24 Months                                                                                 34                           7,819,809                   0.98
             36 Months                                                                                501                         178,572,518                  22.29
             60 Months                                                                                 35                          23,611,096                   2.95
                                                                                      _______________________________________________________________________________
                      Total                                                                         1,864                       $ 801,035,554                 100.00%
                                                                                      _______________________________________________________________________________

      Principal Balances of the Mortgage Loans at Origination in Loan Group II

             Original Principal Balance ($)
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                        0  -   100,000                                                      21                         $ 1,679,795                   0.58%
                  100,001  -   200,000                                                      65                           9,604,381                   3.31
                  200,001  -   300,000                                                      49                          12,245,616                   4.22
                  300,001  -   350,000                                                      19                           6,047,100                   2.08
                  350,001  -   400,000                                                      18                           6,688,211                   2.30
                  400,001  -   450,000                                                      42                          18,098,263                   6.23
                  450,001  -   500,000                                                      86                          41,058,540                  14.14
                  500,001  -   550,000                                                      51                          26,733,501                   9.21
                  550,001  -   600,000                                                      53                          30,538,820                  10.52
                  600,001  -   650,000                                                      35                          22,177,741                   7.64
                  650,001  -   700,000                                                      12                           8,046,904                   2.77
                  700,001  -   800,000                                                      20                          15,108,207                   5.20
                  800,001  -   900,000                                                      16                          13,790,793                   4.75
                  900,001  -   1,000,000                                                    21                          20,422,646                   7.03
                1,000,001  -   1,100,000                                                     7                           7,356,550                   2.53
                1,100,001  -   1,200,000                                                     7                           8,347,741                   2.87
                1,200,001  -   1,300,000                                                     5                           6,361,000                   2.19
                1,300,001  -   1,400,000                                                     3                           4,119,900                   1.42
                1,400,001  -   1,500,000                                                     8                          11,930,000                   4.11
                1,500,001  or  greater                                                      10                          20,019,357                   6.89
                                                                                      _______________________________________________________________________________
                      Total                                                                548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Original Principal Balance:                                                           $47,520
             Maximum Original Principal Balance:                                                           $3,000,000
             Average Original Principal Balance:                                                           $530,109

      Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group II

             Scheduled Principal Balance ($)
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                        0  -   100,000                                                      22                         $ 1,763,795                   0.61%
                  100,001  -   200,000                                                      64                           9,520,381                   3.28
                  200,001  -   300,000                                                      49                          12,245,616                   4.22
                  300,001  -   350,000                                                      19                           6,047,100                   2.08
                  350,001  -   400,000                                                      18                           6,688,211                   2.30
                  400,001  -   450,000                                                      42                          18,098,263                   6.23
                  450,001  -   500,000                                                      86                          41,058,540                  14.14
                  500,001  -   550,000                                                      51                          26,733,501                   9.21
                  550,001  -   600,000                                                      53                          30,538,820                  10.52
                  600,001  -   650,000                                                      35                          22,177,741                   7.64
                  650,001  -   700,000                                                      12                           8,046,904                   2.77
                  700,001  -   800,000                                                      20                          15,108,207                   5.20
                  800,001  -   900,000                                                      16                          13,790,793                   4.75
                  900,001  -   1,000,000                                                    21                          20,422,646                   7.03
                1,000,001  -   1,100,000                                                     7                           7,356,550                   2.53
                1,100,001  -   1,200,000                                                     7                           8,347,741                   2.87
                1,200,001  -   1,300,000                                                     5                           6,361,000                   2.19
                1,300,001  -   1,400,000                                                     3                           4,119,900                   1.42
                1,400,001  -   1,500,000                                                     8                          11,930,000                   4.11
                1,500,001  or  greater                                                      10                          20,019,357                   6.89
                                                                                      _______________________________________________________________________________
                      Total                                                                548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Scheduled Principal Balance:                                                          $47,437
             Maximum Scheduled Principal Balance:                                                          $2,997,541
             Average Scheduled Principal Balance:                                                          $529,882

      Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group II

             Mortgage Interest Rates (%)
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                     5.000  -   5.249                                                         1                           $ 500,000                   0.17%
                     5.250  -   5.499                                                         1                             468,000                   0.16
                     5.500  -   5.749                                                         2                             920,450                   0.32
                     5.750  -   5.999                                                        13                           7,710,372                   2.66
                     6.000  -   6.249                                                        15                          10,116,611                   3.48
                     6.250  -   6.499                                                        63                          38,777,348                  13.35
                     6.500  -   6.749                                                        77                          54,634,003                  18.81
                     6.750  -   6.999                                                        93                          55,178,208                  19.00
                     7.000  -   7.249                                                        51                          26,379,682                   9.08
                     7.250  -   7.499                                                        51                          23,806,602                   8.20
                     7.500  -   7.749                                                        42                          18,558,069                   6.39
                     7.750  -   7.999                                                        47                          17,906,846                   6.17
                     8.000  -   8.249                                                        11                           4,227,646                   1.46
                     8.250  -   8.499                                                        26                          10,688,425                   3.68
                     8.500  -   8.749                                                        25                           9,601,029                   3.31
                     8.750  -   8.999                                                        15                           6,864,091                   2.36
                     9.000  -   9.249                                                         6                           2,295,441                   0.79
                     9.250  -   9.499                                                         1                             208,000                   0.07
                     9.500  -   9.749                                                         2                             243,000                   0.08
                     9.750  -   9.999                                                         4                             933,941                   0.32
                    10.500  -   10.749                                                        1                             270,000                   0.09
                    11.250  -   11.499                                                        1                              87,300                   0.03
                                                                                      _______________________________________________________________________________
                      Total                                                                 548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Mortgage Rate:                                                                        5.000%
             Maximum Mortgage Rate:                                                                        11.375%
             Weighted Average Mortgage Rate:                                                               7.021%

      Original Loan-to-Value Ratios* in Loan Group II

             Loan-to-Value Ratios (%)
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                      0.00  -   30.00                                                         4                         $ 1,969,265                   0.68%
                     30.01  -   40.00                                                         6                           1,425,198                   0.49
                     40.01  -   50.00                                                        18                          12,301,710                   4.24
                     50.01  -   55.00                                                         9                           4,858,480                   1.67
                     55.01  -   60.00                                                        14                           9,372,649                   3.23
                     60.01  -   65.00                                                        28                          19,049,572                   6.56
                     65.01  -   70.00                                                        52                          44,867,960                  15.45
                     70.01  -   75.00                                                        63                          39,463,866                  13.59
                     75.01  -   80.00                                                       289                         140,015,729                  48.22
                     80.01  -   85.00                                                        12                           3,427,211                   1.18
                     85.01  -   90.00                                                        48                          12,154,568                   4.19
                     90.01  -   95.00                                                         4                           1,223,858                   0.42
                     95.01  -   100.00                                                        1                             245,000                   0.08
                                                                                      _______________________________________________________________________________
                      Total                                                                 548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Original Loan-to-Value:                                                      73.42%

             *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

      Geographic Distribution* of the Mortgage Properties in Loan Group II

             Geographic Distribution
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Arizona                                                                                   27                        $ 11,991,057                   4.13%
             Arkansas                                                                                   1                           1,250,000                   0.43
             California                                                                               176                         113,806,904                  39.19
             Colorado                                                                                  16                           7,187,848                   2.48
             Connecticut                                                                                7                           5,285,500                   1.82
             District of Columbia                                                                       5                           2,355,758                   0.81
             Florida                                                                                   62                          28,093,988                   9.68
             Georgia                                                                                   10                           3,311,875                   1.14
             Hawaii                                                                                     3                           2,950,550                   1.02
             Idaho                                                                                      3                             831,874                   0.29
             Illinois                                                                                  58                          20,114,450                   6.93
             Indiana                                                                                    3                           1,725,470                   0.59
             Kentucky                                                                                   1                             204,800                   0.07
             Louisiana                                                                                  2                             757,550                   0.26
             Maine                                                                                      1                             353,000                   0.12
             Maryland                                                                                  14                           6,544,256                   2.25
             Massachusetts                                                                             10                           4,576,230                   1.58
             Michigan                                                                                  13                           4,488,469                   1.55
             Minnesota                                                                                  6                           1,674,103                   0.58
             Missouri                                                                                   3                           2,393,146                   0.82
             Nevada                                                                                    19                          10,173,457                   3.50
             New Jersey                                                                                16                           8,318,102                   2.86
             New Mexico                                                                                 1                             163,290                   0.06
             New York                                                                                  21                          16,416,890                   5.65
             North Carolina                                                                            10                           4,935,773                   1.70
             Ohio                                                                                       7                           2,174,383                   0.75
             Oregon                                                                                     7                           3,690,523                   1.27
             Pennsylvania                                                                               2                             682,441                   0.24
             South Carolina                                                                             8                           4,545,245                   1.57
             Tennessee                                                                                  1                             471,880                   0.16
             Texas                                                                                      8                           2,650,760                   0.91
             Utah                                                                                       2                           1,096,000                   0.38
             Virginia                                                                                   6                           3,187,460                   1.10
             Washington                                                                                17                          11,551,119                   3.98
             West Virginia                                                                              2                             420,914                   0.14
                                                                                      _______________________________________________________________________________
                      Total                                                                           548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

             *No more than approximately 1.22% of the Mortgage Loans by Scheduled Principal
              Balance will be secured by properties located in any one zip code area.

      Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group II

             Range of Credit Scores
                                                                                                                     Aggregate Stated
                                                                                       Number of                   Principal Balance             % of
                                                                                       Mortgage                Outstanding as of Cut-off        Mortgage
                                                                                        Loans                            Date                    Loans
                                                                                      _______________________________________________________________________________
                       N/A                                                                5                         $ 2,581,155                   0.89%
                   620  -   639                                                          31                          15,212,942                   5.24
                   640  -   659                                                          51                          23,162,959                   7.98
                   660  -   679                                                          69                          34,496,393                  11.88
                   680  -   699                                                         109                          50,729,153                  17.47
                   700  -   719                                                          77                          45,655,583                  15.72
                   720  -   739                                                          56                          30,701,757                  10.57
                   740  -   759                                                          51                          30,047,865                  10.35
                   760  -   779                                                          51                          28,936,791                   9.97
                   780  -   799                                                          36                          22,196,409                   7.64
                   800  -   819                                                          12                           6,654,059                   2.29
                                                                                      _______________________________________________________________________________
                      Total                                                             548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

             Non-Zero Weighted Average Credit Score:                                                       713

        Property Types of the Mortgage Properties in Loan Group II

             Property Type
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             2-4 Family                                                                                32                        $ 16,678,841                   5.74%
             Condominium                                                                               71                          35,815,426                  12.33
             PUD                                                                                      112                          62,343,920                  21.47
             Single Family                                                                            329                         175,067,636                  60.29
             Townhouse                                                                                  4                             469,243                   0.16
                                                                                      _______________________________________________________________________________
                      Total                                                                           548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

         Occupancy Status of Mortgage Properties in Loan Group II

             Occupancy Status
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Investor                                                                                 125                        $ 48,552,530                  16.72%
             Owner Occupied                                                                           392                         222,519,446                  76.63
             Second Home                                                                               31                          19,303,088                   6.65
                                                                                      _______________________________________________________________________________
                      Total                                                                           548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

           Loan Purpose of the Mortgage Loans in Loan Group II

             Loan Purpose
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Cash Out Refinance                                                                       193                       $ 106,525,660                  36.69%
             Purchase                                                                                 248                         123,476,660                  42.52
             Rate/Term Refinance                                                                      107                          60,372,744                  20.79
                                                                                      _______________________________________________________________________________
                      Total                                                                           548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

        Documentation Type of the Mortgage Loans in Loan Group II

             Documentation Type
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Full/Alternative                                                                          56                        $ 28,802,572                   9.92%
             Limited                                                                                    1                              47,437                   0.02
             No Documentation                                                                          20                           4,808,276                   1.66
             No Income/No Asset                                                                        21                           8,464,975                   2.92
             No Ratio                                                                                  76                          33,829,801                  11.65
             No Ratio/No VOE                                                                           18                           4,875,658                   1.68
             Preferred                                                                                  9                           6,384,193                   2.20
             Reduced                                                                                  221                         148,507,501                  51.14
             Stated Income                                                                             98                          41,302,844                  14.22
             Stated/Stated                                                                             27                          12,928,788                   4.45
             Streamline                                                                                 1                             423,020                   0.15
                                                                                      _______________________________________________________________________________
                      Total                                                                           548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

      Original Terms to Stated Maturity of the Mortgage Loans in Loan Group II

             Original Term (Months)
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                      360                                                                  548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________
                      Total                                                                548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Original Term to Stated Maturity (Mths):                                              360
             Maximum Original Term to Stated Maturity (Mths):                                              360
             Weighted Average Orig. Term to Stated Mat. (Mths):                                            360

      Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group II

             Stated Remaining Term (Months)
                                                                                                                    Aggregate Stated
                                                                                        Number of                   Principal Balance                % of
                                                                                        Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                         Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                      300  -   359                                                         440                       $ 233,325,777                  80.35%
                      360  -   360                                                         108                          57,049,288                  19.65
                                                                                      _______________________________________________________________________________
                      Total                                                                548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Remaining Term to Stated Maturity (Mths):                                             350
             Maximum Remaining Term to Stated Maturity (Mths):                                             360
             Weighted Average Rem. Term to Stated Mat. (Mths):                                             358

      Index of the Mortgage Loans in Loan Group II

             Index
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             1 YR Libor                                                                               405                       $ 240,726,044                  82.90%
             6 Mo Libor                                                                               143                          49,649,021                  17.10
                                                                                      _______________________________________________________________________________
                      Total                                                                           548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

      Rate Adjustment Frequency of the Mortgage Loans in Loan Group II

             Rate Adjustment Frequency
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             6 Months                                                                                 143                        $ 49,649,021                  17.10%
             12 Months                                                                                405                         240,726,044                  82.90
                                                                                      _______________________________________________________________________________
                      Total                                                                           548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

      Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group II

             Months to Next Rate Adjustment
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                      73  -   75                                                            5                         $ 1,117,146                   0.38%
                      76  -   78                                                           27                           7,634,555                   2.63
                      79  -   81                                                          125                          54,249,344                  18.68
                      82  -   84                                                          387                         226,191,020                  77.90
                      85  or  greater                                                       4                           1,183,000                   0.41
                                                                                      _______________________________________________________________________________
                      Total                                                               548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Months to Next Rate Adjustment :                                             82

             *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

      Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group II

             Maximum Mortgage Rates (%)
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                     9.751  -   10.000                                                        1                           $ 500,000                   0.17%
                    10.001  -   10.250                                                        1                             468,000                   0.16
                    10.501  -   10.750                                                        4                           1,938,962                   0.67
                    10.751  -   11.000                                                       15                          10,407,556                   3.58
                    11.001  -   11.250                                                       31                          17,717,325                   6.10
                    11.251  -   11.500                                                       83                          58,051,925                  19.99
                    11.501  -   11.750                                                       73                          44,872,141                  15.45
                    11.751  -   12.000                                                       79                          48,171,719                  16.59
                    12.001  -   12.250                                                       45                          20,291,874                   6.99
                    12.251  -   12.500                                                       48                          21,323,946                   7.34
                    12.501  -   12.750                                                       38                          16,871,923                   5.81
                    12.751  -   13.000                                                       30                          10,529,969                   3.63
                    13.001  -   13.250                                                       31                          12,166,937                   4.19
                    13.251  -   13.500                                                       25                           9,881,157                   3.40
                    13.501  -   13.750                                                       16                           6,467,621                   2.23
                    13.751  -   14.000                                                        7                           3,007,584                   1.04
                    14.001  -   14.250                                                        3                             527,900                   0.18
                    14.251  -   14.500                                                        3                           1,285,000                   0.44
                    14.501  -   14.750                                                        5                           2,640,825                   0.91
                    14.751  -   15.000                                                        8                           2,895,401                   1.00
                    15.251  -   15.500                                                        1                             270,000                   0.09
                    16.001  or  greater                                                       1                              87,300                   0.03
                                                                                      _______________________________________________________________________________
                      Total                                                                 548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Maximum Mortgage Rate:                                                       12.079%

         Periodic Rate Cap of the Mortgage Loans in Loan Group II

             Periodic Rate Cap (%)
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             1.000                                                                                    114                        $ 36,480,410                  12.56%
             2.000                                                                                    434                         253,894,655                  87.44
                                                                                      _______________________________________________________________________________
                      Total                                                                           548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

             Non Zero Weighted Average Periodic Rate Cap:                                                  1.874%

         Initial Rate Cap of the Mortgage Loans in Loan Group II

             Initial Rate Cap (%)
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             2.000                                                                                      1                         $ 2,300,085                   0.79%
             5.000                                                                                    515                         273,764,131                  94.28
             6.000                                                                                     32                          14,310,849                   4.93
                                                                                      _______________________________________________________________________________
                      Total                                                                           548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

             Non Zero Weighted Average Initial Rate Cap:                                                   5.026%

           Gross Margin of the Mortgage Loans in Loan Group II

             Gross Margins (%)
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                       Loans
                                                                                      _______________________________________________________________________________
                      2.001  -   2.500                                                       505                       $ 275,140,755                  94.75%
                      2.501  -   3.000                                                        40                          14,004,910                   4.82
                      3.001  -   3.500                                                         3                           1,229,400                   0.42
                                                                                      _______________________________________________________________________________
                      Total                                                                  548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Gross Margin:                                                                2.288%

    Interest Only Feature of the Mortgage Loans in Loan Group II

             Interest Only Feature
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             None                                                                                      70                        $ 29,074,196                  10.01%
             7 Years                                                                                   55                          33,466,069                  11.53
             10 Years                                                                                 423                         227,834,799                  78.46
                                                                                      _______________________________________________________________________________
                      Total                                                                           548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

Original Prepayment Penalty Term of the Mortgage Loans in Loan Group II

             Original Prepayment Penalty Term (Months)
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             None                                                                                     405                       $ 212,926,384                  73.33%
             4 Months                                                                                   5                           1,215,681                   0.42
             12 Months                                                                                 79                          46,202,401                  15.91
             24 Months                                                                                  2                             589,000                   0.20
             36 Months                                                                                 43                          21,259,200                   7.32
             60 Months                                                                                 14                           8,182,399                   2.82
                                                                                      _______________________________________________________________________________
                      Total                                                                           548                       $ 290,375,065                 100.00%
                                                                                      _______________________________________________________________________________

      Principal Balances of the Mortgage Loans at Origination in Loan Group III

             Original Principal Balance ($)
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                        0  -   100,000                                                       3                           $ 245,600                   0.04%
                  100,001  -   200,000                                                      15                           2,468,732                   0.45
                  200,001  -   300,000                                                       6                           1,409,364                   0.26
                  300,001  -   350,000                                                       7                           2,295,100                   0.42
                  350,001  -   400,000                                                       5                           1,857,123                   0.34
                  400,001  -   450,000                                                     103                          44,523,125                   8.09
                  450,001  -   500,000                                                     120                          57,012,699                  10.36
                  500,001  -   550,000                                                      78                          41,252,220                   7.50
                  550,001  -   600,000                                                      93                          53,792,644                   9.77
                  600,001  -   650,000                                                      70                          44,401,954                   8.07
                  650,001  -   700,000                                                      19                          12,890,055                   2.34
                  700,001  -   800,000                                                      43                          31,886,086                   5.79
                  800,001  -   900,000                                                      37                          31,918,725                   5.80
                  900,001  -   1,000,000                                                    69                          67,093,767                  12.19
                1,000,001  -   1,100,000                                                    12                          12,831,555                   2.33
                1,100,001  -   1,200,000                                                    17                          19,819,941                   3.60
                1,200,001  -   1,300,000                                                    15                          18,839,000                   3.42
                1,300,001  -   1,400,000                                                    13                          17,689,874                   3.21
                1,400,001  -   1,500,000                                                    21                          30,741,127                   5.59
                1,500,001  or  greater                                                      29                          57,369,519                  10.42
                                                                                      _______________________________________________________________________________
                      Total                                                                775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Original Principal Balance:                                                           $72,800
             Maximum Original Principal Balance:                                                           $3,000,000
             Average Original Principal Balance:                                                           $710,312

      Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group III

             Scheduled Principal Balance ($)
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                       0  -   100,000                                                       3                           $ 245,600                   0.04%
                 100,001  -   200,000                                                      15                           2,468,732                   0.45
                 200,001  -   300,000                                                       6                           1,409,364                   0.26
                 300,001  -   350,000                                                       7                           2,295,100                   0.42
                 350,001  -   400,000                                                       5                           1,857,123                   0.34
                 400,001  -   450,000                                                     103                          44,523,125                   8.09
                 450,001  -   500,000                                                     120                          57,012,699                  10.36
                 500,001  -   550,000                                                      78                          41,252,220                   7.50
                 550,001  -   600,000                                                      93                          53,792,644                   9.77
                 600,001  -   650,000                                                      70                          44,401,954                   8.07
                 650,001  -   700,000                                                      19                          12,890,055                   2.34
                 700,001  -   800,000                                                      43                          31,886,086                   5.79
                 800,001  -   900,000                                                      37                          31,918,725                   5.80
                 900,001  -   1,000,000                                                    69                          67,093,767                  12.19
               1,000,001  -   1,100,000                                                    12                          12,831,555                   2.33
               1,100,001  -   1,200,000                                                    17                          19,819,941                   3.60
               1,200,001  -   1,300,000                                                    15                          18,839,000                   3.42
               1,300,001  -   1,400,000                                                    13                          17,689,874                   3.21
               1,400,001  -   1,500,000                                                    21                          30,741,127                   5.59
               1,500,001  or  greater                                                      29                          57,369,519                  10.42
                                                                                      _______________________________________________________________________________
                      Total                                                               775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Scheduled Principal Balance:                                                          $72,800
             Maximum Scheduled Principal Balance:                                                          $3,000,000
             Average Scheduled Principal Balance:                                                          $710,114

      Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group III

             Mortgage Interest Rates (%)
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                   5.500  -   5.749                                                         5                         $ 3,945,389                   0.72%
                   5.750  -   5.999                                                        15                           8,618,014                   1.57
                   6.000  -   6.249                                                        33                          28,760,727                   5.23
                   6.250  -   6.499                                                        85                          70,269,955                  12.77
                   6.500  -   6.749                                                       120                          95,299,198                  17.32
                   6.750  -   6.999                                                       180                         121,877,348                  22.15
                   7.000  -   7.249                                                        93                          68,415,330                  12.43
                   7.250  -   7.499                                                        82                          53,408,633                   9.70
                   7.500  -   7.749                                                        65                          44,497,018                   8.09
                   7.750  -   7.999                                                        42                          25,312,223                   4.60
                   8.000  -   8.249                                                        15                           9,262,878                   1.68
                   8.250  -   8.499                                                        17                           9,664,913                   1.76
                   8.500  -   8.749                                                        15                           6,849,895                   1.24
                   8.750  -   8.999                                                         6                           3,701,185                   0.67
                   9.500  -   9.749                                                         1                             352,000                   0.06
                  11.500  -   11.749                                                        1                             103,500                   0.02
                                                                                      _______________________________________________________________________________
                      Total                                                               775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Mortgage Rate:                                                                        5.500%
             Maximum Mortgage Rate:                                                                        11.500%
             Weighted Average Mortgage Rate:                                                               6.907%

             Original Loan-to-Value Ratios* in Loan Group III

             Loan-to-Value Ratios (%)
                                                                                                                    Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                       0.00  -   30.00                                                         4                         $ 4,428,135                   0.80%
                      30.01  -   40.00                                                         7                           4,348,202                   0.79
                      40.01  -   50.00                                                        21                          16,378,998                   2.98
                      50.01  -   55.00                                                        13                          11,631,577                   2.11
                      55.01  -   60.00                                                        19                          21,922,784                   3.98
                      60.01  -   65.00                                                        37                          33,790,119                   6.14
                      65.01  -   70.00                                                        78                          86,297,222                  15.68
                      70.01  -   75.00                                                       109                          88,452,558                  16.07
                      75.01  -   80.00                                                       451                         266,054,060                  48.34
                      80.01  -   85.00                                                         5                           2,426,682                   0.44
                      85.01  -   90.00                                                        19                           8,912,669                   1.62
                      90.01  -   95.00                                                        12                           5,695,203                   1.03
                                                                                      _______________________________________________________________________________
                         Total                                                               775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Original Loan-to-Value:                                                      73.17%

             *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

      Geographic Distribution* of the Mortgage Properties in Loan Group III

             Geographic Distribution
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Alabama                                                                                    1                           $ 472,187                   0.09%
             Arizona                                                                                   12                           7,437,535                   1.35
             Arkansas                                                                                   1                             305,600                   0.06
             California                                                                               500                         355,801,456                  64.65
             Colorado                                                                                  11                          10,253,563                   1.86
             Connecticut                                                                                4                           3,482,000                   0.63
             District of Columbia                                                                       1                             960,000                   0.17
             Florida                                                                                   58                          40,677,228                   7.39
             Georgia                                                                                    8                           4,262,877                   0.77
             Hawaii                                                                                     7                           8,562,600                   1.56
             Idaho                                                                                      4                           2,459,300                   0.45
             Illinois                                                                                  20                          14,548,461                   2.64
             Indiana                                                                                    2                           1,148,975                   0.21
             Kentucky                                                                                   3                           1,102,000                   0.20
             Louisiana                                                                                  2                           1,239,500                   0.23
             Maine                                                                                      1                             542,699                   0.10
             Maryland                                                                                  12                           7,273,569                   1.32
             Massachusetts                                                                              7                           7,394,942                   1.34
             Michigan                                                                                   2                           1,408,678                   0.26
             Minnesota                                                                                  4                           1,556,051                   0.28
             Nevada                                                                                    15                           8,007,869                   1.46
             New Hampshire                                                                              1                           1,400,000                   0.25
             New Jersey                                                                                 8                           7,494,604                   1.36
             New Mexico                                                                                 1                             840,000                   0.15
             New York                                                                                  26                          22,833,126                   4.15
             North Carolina                                                                             3                           1,842,800                   0.33
             Ohio                                                                                       5                           2,182,669                   0.40
             Oregon                                                                                     6                           3,281,864                   0.60
             Pennsylvania                                                                               2                             898,645                   0.16
             South Carolina                                                                             8                           5,199,437                   0.94
             Tennessee                                                                                  1                             163,162                   0.03
             Texas                                                                                      7                           2,996,964                   0.54
             Utah                                                                                       8                           5,896,911                   1.07
             Virginia                                                                                   5                           2,208,934                   0.40
             Washington                                                                                19                          14,202,003                   2.58
                                                                                      _______________________________________________________________________________
                      Total                                                                           775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

             *No more than approximately 1.56% of the Mortgage Loans by Scheduled Principal
              Balance will be secured by properties located in any one zip code area.

      Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group III

             Range of Credit Scores
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                       N/A                                                                2                         $ 2,500,000                   0.45%
                   620  -   639                                                          40                          25,155,231                   4.57
                   640  -   659                                                          63                          36,303,678                   6.60
                   660  -   679                                                         119                          84,433,443                  15.34
                   680  -   699                                                         121                          92,756,205                  16.85
                   700  -   719                                                         107                          76,286,549                  13.86
                   720  -   739                                                          91                          62,332,883                  11.33
                   740  -   759                                                          84                          60,933,457                  11.07
                   760  -   779                                                          63                          42,676,919                   7.75
                   780  -   799                                                          64                          49,722,885                   9.03
                   800  -   819                                                          21                          17,236,958                   3.13
                                                                                      _______________________________________________________________________________
                      Total                                                             775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

             Non-Zero Weighted Average Credit Score:                                                       714

       Property Types of the Mortgage Properties in Loan Group III

             Property Type
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             2-4 Family                                                                                44                        $ 33,924,801                   6.16%
             Condominium                                                                               98                          68,347,286                  12.42
             PUD                                                                                      136                         103,054,314                  18.73
             Single Family                                                                            497                         345,011,807                  62.69
                                                                                      _______________________________________________________________________________
                      Total                                                                           775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

        Occupancy Status of Mortgage Properties in Loan Group III

             Occupancy Status
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Investor                                                                                  99                        $ 73,212,459                  13.30%
             Owner Occupied                                                                           624                         434,595,638                  78.97
             Second Home                                                                               52                          42,530,111                   7.73
                                                                                      _______________________________________________________________________________
                      Total                                                                           775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

           Loan Purpose of the Mortgage Loans in Loan Group III

             Loan Purpose
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Cash Out Refinance                                                                       233                       $ 172,413,418                  31.33%
             Purchase                                                                                 347                         236,137,503                  42.91
             Rate/Term Refinance                                                                      195                         141,787,288                  25.76
                                                                                      _______________________________________________________________________________
                      Total                                                                           775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

        Documentation Type of the Mortgage Loans in Loan Group III

             Documentation Type
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             Full/Alternative                                                                          88                        $ 65,530,205                  11.91%
             No Documentation                                                                           2                             354,551                   0.06
             No Income/No Asset                                                                        14                           5,834,354                   1.06
             No Ratio                                                                                  60                          36,007,753                   6.54
             No Ratio/No VOE                                                                            4                           1,577,500                   0.29
             Preferred                                                                                 11                           5,858,350                   1.06
             Reduced                                                                                  550                         413,404,458                  75.12
             Stated Income                                                                             26                           9,977,049                   1.81
             Stated/Stated                                                                             18                          10,856,989                   1.97
             Streamline                                                                                 2                             937,000                   0.17
                                                                                      _______________________________________________________________________________
                      Total                                                                           775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

      Original Terms to Stated Maturity of the Mortgage Loans in Loan Group III

             Original Term (Months)
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                       360                                                                  764                       $ 542,804,303                  98.63%
                       480                                                                   11                           7,533,905                   1.37
                                                                                      _______________________________________________________________________________
                      Total                                                                 775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Original Term to Stated Maturity (Mths):                                              360
             Maximum Original Term to Stated Maturity (Mths):                                              480
             Weighted Average Orig. Term to Stated Mat. (Mths):                                            362

      Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group III

             Stated Remaining Term (Months)
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                     300  -   359                                                         544                       $ 400,158,840                  72.71%
                     360  -   360                                                         220                         142,645,463                  25.92
                     361  or  greater                                                      11                           7,533,905                   1.37
                                                                                      _______________________________________________________________________________
                      Total                                                               775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

             Minimum Remaining Term to Stated Maturity (Mths):                                             344
             Maximum Remaining Term to Stated Maturity (Mths):                                             480
             Weighted Average Rem. Term to Stated Mat. (Mths):                                             360

      Index of the Mortgage Loans in Loan Group III

             Index
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             1 YR Treasury                                                                              5                         $ 3,017,849                   0.55%
             1 YR Libor                                                                               738                         534,816,678                  97.18
             6 Mo Libor                                                                                32                          12,503,681                   2.27
                                                                                      _______________________________________________________________________________
                      Total                                                                           775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

      Rate Adjustment Frequency of the Mortgage Loans in Loan Group III

             Rate Adjustment Frequency
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             6 Months                                                                                  32                        $ 12,503,681                   2.27%
             12 Months                                                                                743                         537,834,527                  97.73
                                                                                      _______________________________________________________________________________
                      Total                                                                           775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

      Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group III

             Months to Next Rate Adjustment
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                    103  -   105                                                           1                         $ 2,640,000                   0.48%
                    106  -   108                                                           4                           2,515,500                   0.46
                    109  -   111                                                           5                           1,296,765                   0.24
                    112  -   114                                                          11                           4,095,881                   0.74
                    115  -   117                                                          45                          31,960,685                   5.81
                    118  -   120                                                         664                         476,462,304                  86.58
                    121  or  greater                                                      45                          31,367,072                   5.70
                                                                                      _______________________________________________________________________________
                      Total                                                              775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Months to Next Rate Adjustment :                                             119

             *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

      Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group III

             Maximum Mortgage Rates (%)
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                   10.251  -   10.500                                                        4                         $ 2,989,140                   0.54%
                   10.501  -   10.750                                                        6                           3,856,063                   0.70
                   10.751  -   11.000                                                       25                          20,960,657                   3.81
                   11.001  -   11.250                                                       46                          37,085,352                   6.74
                   11.251  -   11.500                                                      130                         108,577,618                  19.73
                   11.501  -   11.750                                                      128                          92,554,443                  16.82
                   11.751  -   12.000                                                      145                         100,158,461                  18.20
                   12.001  -   12.250                                                       86                          54,583,016                   9.92
                   12.251  -   12.500                                                       77                          55,719,897                  10.12
                   12.501  -   12.750                                                       44                          25,977,797                   4.72
                   12.751  -   13.000                                                       33                          20,592,628                   3.74
                   13.001  -   13.250                                                       18                          10,015,150                   1.82
                   13.251  -   13.500                                                       19                          10,083,443                   1.83
                   13.501  -   13.750                                                       10                           5,057,044                   0.92
                   13.751  -   14.000                                                        1                             964,000                   0.18
                   14.251  -   14.500                                                        1                             708,000                   0.13
                   14.501  -   14.750                                                        1                             352,000                   0.06
                   16.001  or  greater                                                       1                             103,500                   0.02
                                                                                      _______________________________________________________________________________
                      Total                                                                775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Maximum Mortgage Rate:                                                       11.921%

        Periodic Rate Cap of the Mortgage Loans in Loan Group III

             Periodic Rate Cap (%)
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             1.000                                                                                     19                         $ 6,364,351                   1.16%
             2.000                                                                                    756                         543,973,858                  98.84
                                                                                      _______________________________________________________________________________
                      Total                                                                           775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

             Non Zero Weighted Average Periodic Rate Cap:                                                  1.988%

         Initial Rate Cap of the Mortgage Loans in Loan Group III

             Initial Rate Cap (%)
                                                                                                                              Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             2.000                                                                                      1                           $ 974,975                   0.18%
             5.000                                                                                    759                         541,654,440                  98.42
             6.000                                                                                     15                           7,708,793                   1.40
                                                                                      _______________________________________________________________________________
                      Total                                                                           775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

             Non Zero Weighted Average Initial Rate Cap:                                                   5.009%

           Gross Margin of the Mortgage Loans in Loan Group III

             Gross Margins (%)
                                                                                                                   Aggregate Stated
                                                                                       Number of                   Principal Balance                % of
                                                                                       Mortgage                Outstanding as of Cut-off           Mortgage
                                                                                        Loans                            Date                        Loans
                                                                                      _______________________________________________________________________________
                     2.001  -   2.500                                                       760                       $ 542,051,461                  98.49%
                     2.501  -   3.000                                                        13                           7,383,297                   1.34
                     3.001  -   3.500                                                         2                             903,450                   0.16
                                                                                      _______________________________________________________________________________
                      Total                                                                 775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

             Weighted Average Gross Margin:                                                                2.259%

   Interest Only Feature of the Mortgage Loans in Loan Group III

             Interest Only Feature
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             None                                                                                      71                        $ 46,572,098                   8.46%
             10 Years                                                                                 704                         503,766,110                  91.54
                                                                                      _______________________________________________________________________________
                      Total                                                                           775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

Original Prepayment Penalty Term of the Mortgage Loans in Loan Group III

             Original Prepayment Penalty Term (Months)
                                                                                                                               Aggregate Stated
                                                                                                    Number of                 Principal Balance                % of
                                                                                                    Mortgage               Outstanding as of Cut-off         Mortgage
                                                                                                      Loans                          Date                      Loans
                                                                                      _______________________________________________________________________________
             None                                                                                     379                       $ 285,042,223                  51.79%
             4 Months                                                                                   1                             352,000                   0.06
             6 Months                                                                                   1                             332,000                   0.06
             12 Months                                                                                184                         128,613,815                  23.37
             24 Months                                                                                  2                             545,800                   0.10
             36 Months                                                                                140                          93,126,972                  16.92
             60 Months                                                                                 68                          42,325,398                   7.69
                                                                                      _______________________________________________________________________________
                      Total                                                                           775                       $ 550,338,208                 100.00%
                                                                                      _______________________________________________________________________________

                                                                                                                         SCHEDULE B

                             Servicing                                                              Original            Remaining         Remainging
                             Fee Step-         Current        Current             Current Net     Amoritization       Amoritization        Term to
    Loan     Loan            up Period         Prinicpal      Mortgage            Interest           Term                Term              Maturity
    No.      Group            (months)         Balance ($)    Rate (%)            Rate (%)        (in months)         (in months)        (in months)
____________________________________________________________________________________________________________________________________________________
     1           I             N/A             404,847.52    10.7500000000       10.0950000000           360               359               N/A
     2           I             N/A             112,378.53    11.0000000000       10.1750000000           360               357               N/A
     3           I             N/A             236,800.00    10.6250000000       10.2500000000           360               358               N/A
     4           I             N/A             176,400.00    10.8750000000       10.5000000000           480               480               360
     5           I             N/A             135,812.71    11.5000000000       10.8450000000           360               358               N/A
     6           I             57              981,650.00     4.5000000000        4.3000000000           360               357               N/A
     7           I             N/A              70,744.14     4.8750000000        4.5000000000           360               354               N/A
     8           I             59              568,000.00     4.7500000000        4.5500000000           360               359               N/A
     9           I             59              448,000.00     4.8750000000        4.6750000000           360               359               N/A
    10           I             59              436,840.00     4.8750000000        4.6750000000           360               359               N/A
    11           I             60              457,846.00     5.0000000000        4.8000000000           360               360               N/A
    12           I             59              644,000.00     5.1250000000        4.9250000000           360               359               N/A
    13           I             N/A             495,000.00     5.2500000000        5.0000000000           360               356               N/A
    14           I             60              550,000.00     5.2500000000        5.0500000000           360               360               N/A
    15           I             59              469,000.00     5.8750000000        5.0950000000           360               359               N/A
    16           I             N/A             464,000.00     5.5000000000        5.1250000000           360               356               N/A
    17           I             N/A             286,730.39     5.5000000000        5.1250000000           360               356               N/A
    18           I             50              422,683.80     5.3750000000        5.1750000000           360               350               N/A
    19           I             59              762,000.00     5.3750000000        5.1750000000           360               359               N/A
    20           I             60              458,500.00     5.3750000000        5.1750000000           360               360               N/A
    21           I             57              438,000.00     5.3750000000        5.1750000000           360               357               N/A
    22           I             59            1,239,600.00     5.3750000000        5.1750000000           360               359               N/A
    23           I             N/A             277,150.00     6.3750000000        5.2150000000           360               356               N/A
    24           I             N/A             345,596.00     6.3750000000        5.2150000000           360               356               N/A
    25           I             N/A             143,910.00     6.3750000000        5.2150000000           360               357               N/A
    26           I             N/A             425,000.00     5.5000000000        5.2500000000           360               355               N/A
    27           I             N/A             460,122.00     5.6250000000        5.2500000000           360               355               N/A
    28           I             N/A             232,573.62     6.0000000000        5.2850000000           360               349               N/A
    29           I             N/A             221,400.00     5.8750000000        5.2900000000           360               360               N/A
    30           I             59              512,000.00     5.5000000000        5.3000000000           360               359               N/A
    31           I             59              457,498.70     5.5000000000        5.3000000000           360               359               N/A
    32           I             55            1,760,000.00     5.5000000000        5.3000000000           360               355               N/A
    33           I             55              728,000.00     5.5000000000        5.3000000000           360               355               N/A
    34           I             59              480,000.00     5.5000000000        5.3000000000           360               359               N/A
    35           I             59              479,700.00     5.5000000000        5.3000000000           360               359               N/A
    36           I             N/A             243,705.31     6.5000000000        5.3400000000           360               356               N/A
    37           I             N/A             272,500.00     5.7500000000        5.3750000000           360               356               N/A
    38           I             N/A             284,000.00     5.7500000000        5.3750000000           360               359               N/A
    39           I             N/A             488,000.00     5.6250000000        5.3750000000           360               356               N/A
    40           I             N/A             431,445.00     5.7500000000        5.3750000000           360               356               N/A
    41           I             N/A             269,957.75     5.7500000000        5.3750000000           360               357               N/A
    42           I             N/A             150,000.00     5.7500000000        5.3750000000           360               358               N/A
    43           I             58              425,950.00     5.6250000000        5.4250000000           360               358               N/A
    44           I             N/A             156,550.00     6.6250000000        5.4650000000           360               356               N/A
    45           I             N/A             225,000.00     5.7500000000        5.5000000000           360               358               N/A
    46           I             N/A             459,840.00     5.8750000000        5.5000000000           360               355               N/A
    47           I             N/A             819,997.65     5.7500000000        5.5000000000           360               356               N/A
    48           I             N/A             373,320.00     5.8750000000        5.5000000000           360               356               N/A
    49           I             N/A             523,832.60     5.8750000000        5.5000000000           360               356               N/A
    50           I             N/A             522,400.00     5.7500000000        5.5000000000           360               357               N/A
    51           I             59              418,000.00     5.7500000000        5.5500000000           360               359               N/A
    52           I             60              584,000.00     5.7500000000        5.5500000000           360               360               N/A
    53           I             55              880,542.69     5.7500000000        5.5500000000           360               355               N/A
    54           I             59              905,000.00     5.7500000000        5.5500000000           360               359               N/A
    55           I             59              606,543.00     5.7500000000        5.5500000000           360               359               N/A
    56           I             59              541,260.00     5.7500000000        5.5500000000           360               359               N/A
    57           I             60              500,000.00     5.7500000000        5.5500000000           360               360               N/A
    58           I             N/A             220,998.10     7.0000000000        5.5850000000           360               356               N/A
    59           I             N/A             284,849.94     6.7500000000        5.5900000000           360               356               N/A
    60           I             N/A             193,500.00     6.7500000000        5.5900000000           360               356               N/A
    61           I             N/A             254,400.00     5.9900000000        5.6150000000           360               356               N/A
    62           I             N/A             340,500.00     6.6250000000        5.6200000000           360               355               N/A
    63           I             N/A             164,496.80     6.0000000000        5.6250000000           360               359               N/A
    64           I             N/A             540,000.00     5.8750000000        5.6250000000           360               354               N/A
    65           I             N/A             464,000.00     5.8750000000        5.6250000000           360               355               N/A
    66           I             N/A             518,498.50     5.8750000000        5.6250000000           360               356               N/A
    67           I             N/A           1,044,749.99     5.8750000000        5.6250000000           360               357               N/A
    68           I             N/A             417,000.00     5.8750000000        5.6250000000           360               359               N/A
    69           I             N/A             149,538.94     5.8750000000        5.6250000000           360               357               N/A
    70           I             N/A             201,000.00     6.0000000000        5.6250000000           360               360               N/A
    71           I             N/A             130,239.53     6.0000000000        5.6250000000           360               358               N/A
    72           I             N/A             197,687.69     6.0000000000        5.6250000000           360               356               N/A
    73           I             N/A             283,850.21     6.0000000000        5.6250000000           360               354               N/A
    74           I             N/A             731,700.00     5.8750000000        5.6250000000           360               356               N/A
    75           I             N/A             216,000.00     5.8750000000        5.6250000000           360               356               N/A
    76           I             N/A             470,920.48     5.8750000000        5.6250000000           360               356               N/A
    77           I             N/A             220,400.00     6.0000000000        5.6250000000           360               358               N/A
    78           I             N/A             284,900.00     6.2500000000        5.6550000000           360               354               N/A
    79           I             56              660,000.00     5.8750000000        5.6750000000           360               356               N/A
    80           I             59              483,750.00     5.8750000000        5.6750000000           360               359               N/A
    81           I             59              531,988.00     5.8750000000        5.6750000000           360               359               N/A
    82           I             59              452,000.00     5.8750000000        5.6750000000           360               359               N/A
    83           I             59              464,000.00     5.8750000000        5.6750000000           360               359               N/A
    84           I             60              627,354.00     5.8750000000        5.6750000000           360               360               N/A
    85           I             59              571,000.00     5.8750000000        5.6750000000           360               359               N/A
    86           I             56              780,000.00     5.8750000000        5.6750000000           360               356               N/A
    87           I             59              695,000.00     5.8750000000        5.6750000000           360               359               N/A
    88           I             59              525,671.29     5.8750000000        5.6750000000           360               359               N/A
    89           I             59              528,000.00     5.8750000000        5.6750000000           360               359               N/A
    90           I             53              673,827.31     5.8750000000        5.6750000000           360               353               N/A
    91           I             59              623,000.00     5.8750000000        5.6750000000           360               359               N/A
    92           I             58              516,000.00     5.8750000000        5.6750000000           360               358               N/A
    93           I             57              457,627.52     5.8750000000        5.6750000000           360               357               N/A
    94           I             59              860,321.96     5.8750000000        5.6750000000           360               359               N/A
    95           I             N/A             307,800.00     6.8750000000        5.7150000000           360               356               N/A
    96           I             N/A             389,500.00     6.8750000000        5.7150000000           360               356               N/A
    97           I             N/A             464,000.00     6.8750000000        5.7150000000           360               356               N/A
    98           I             N/A             162,000.00     6.8750000000        5.7150000000           360               357               N/A
    99           I             N/A             107,633.91     6.8750000000        5.7150000000           360               356               N/A
    100          I             N/A             549,706.73     6.1250000000        5.7500000000           360               353               N/A
    101          I             N/A             288,000.00     6.0000000000        5.7500000000           360               354               N/A
    102          I             N/A             492,799.36     6.0000000000        5.7500000000           360               353               N/A
    103          I             N/A             675,000.00     6.0000000000        5.7500000000           360               357               N/A
    104          I             N/A             206,954.24     6.0000000000        5.7500000000           360               355               N/A
    105          I             N/A             346,307.37     6.0000000000        5.7500000000           360               358               N/A
    106          I             N/A             374,050.00     6.1250000000        5.7500000000           360               353               N/A
    107          I             N/A             505,000.00     6.1250000000        5.7500000000           360               358               N/A
    108          I             N/A             411,500.00     6.1250000000        5.7500000000           360               355               N/A
    109          I             N/A           1,150,000.00     6.0000000000        5.7500000000           360               356               N/A
    110          I             N/A           1,440,000.00     6.0000000000        5.7500000000           360               356               N/A
    111          I             N/A             656,000.00     6.0000000000        5.7500000000           360               356               N/A
    112          I             N/A             538,051.00     6.0000000000        5.7500000000           360               356               N/A
    113          I             N/A             538,000.00     6.0000000000        5.7500000000           360               356               N/A
    114          I             N/A             880,000.00     6.0000000000        5.7500000000           360               356               N/A
    115          I             N/A             445,598.74     6.0000000000        5.7500000000           360               356               N/A
    116          I             N/A             386,987.36     6.6250000000        5.7800000000           360               352               N/A
    117          I             N/A             310,600.00     6.6250000000        5.7850000000           360               351               N/A
    118          I             59              476,000.00     6.0000000000        5.8000000000           360               359               N/A
    119          I             59              480,000.00     6.0000000000        5.8000000000           360               359               N/A
    120          I             59              504,000.00     6.0000000000        5.8000000000           360               359               N/A
    121          I             60              604,000.00     6.0000000000        5.8000000000           360               360               N/A
    122          I             60              715,000.00     6.0000000000        5.8000000000           360               360               N/A
    123          I             55            1,125,000.00     6.0000000000        5.8000000000           360               355               N/A
    124          I             55              647,937.14     6.0000000000        5.8000000000           360               355               N/A
    125          I             59            2,500,000.00     6.0000000000        5.8000000000           360               359               N/A
    126          I             59            1,743,000.00     6.0000000000        5.8000000000           360               359               N/A
    127          I             59              585,000.00     6.0000000000        5.8000000000           360               359               N/A
    128          I             60              561,005.00     6.0000000000        5.8000000000           360               360               N/A
    129          I             54              589,000.00     6.0000000000        5.8000000000           360               354               N/A
    130          I             N/A             375,000.00     7.6250000000        5.8100000000           360               355               N/A
    131          I             N/A             255,000.00     7.3750000000        5.8100000000           360               356               N/A
    132          I             N/A             274,796.50     7.0000000000        5.8400000000           360               356               N/A
    133          I             N/A             290,000.00     6.2500000000        5.8750000000           360               358               N/A
    134          I             N/A             550,000.00     6.2500000000        5.8750000000           360               360               N/A
    135          I             N/A             406,000.00     6.2500000000        5.8750000000           360               356               N/A
    136          I             N/A             650,000.00     6.1250000000        5.8750000000           360               358               N/A
    137          I             N/A             956,250.00     6.1250000000        5.8750000000           360               358               N/A
    138          I             N/A             387,000.00     6.1250000000        5.8750000000           360               358               N/A
    139          I             N/A             303,800.00     6.1250000000        5.8750000000           360               359               N/A
    140          I             N/A             349,532.95     6.2500000000        5.8750000000           360               354               N/A
    141          I             N/A             302,384.00     6.2500000000        5.8750000000           360               355               N/A
    142          I             N/A             424,542.55     7.5000000000        5.8750000000           360               359               N/A
    143          I             N/A             190,500.00     6.2500000000        5.8750000000           360               359               N/A
    144          I             N/A             445,000.00     6.2500000000        5.8750000000           360               360               N/A
    145          I             N/A             120,500.00     6.2500000000        5.8750000000           360               360               N/A
    146          I             N/A             259,430.71     6.2500000000        5.8750000000           360               356               N/A
    147          I             N/A             329,000.00     6.2500000000        5.8750000000           360               358               N/A
    148          I             N/A             205,983.00     6.2500000000        5.8750000000           360               355               N/A
    149          I             N/A             249,750.00     6.2500000000        5.8750000000           360               356               N/A
    150          I             N/A             636,000.00     6.2500000000        5.8750000000           360               360               N/A
    151          I             N/A             131,760.00     6.2500000000        5.8750000000           360               355               N/A
    152          I             N/A             567,593.56     6.1250000000        5.8750000000           360               356               N/A
    153          I             N/A             635,500.00     6.1250000000        5.8750000000           360               356               N/A
    154          I             N/A             478,497.45     6.1250000000        5.8750000000           360               356               N/A
    155          I             N/A             540,000.00     6.1250000000        5.8750000000           360               356               N/A
    156          I             N/A             224,000.00     6.1250000000        5.8750000000           360               356               N/A
    157          I             N/A             180,000.00     6.2500000000        5.8750000000           360               356               N/A
    158          I             N/A             277,800.00     6.2500000000        5.8750000000           360               358               N/A
    159          I             N/A             417,000.00     6.2500000000        5.8750000000           360               358               N/A
    160          I             N/A           1,000,000.00     6.2500000000        5.8750000000           360               357               N/A
    161          I             N/A             307,866.54     6.2500000000        5.8750000000           360               358               N/A
    162          I             N/A             193,500.00     6.5000000000        5.8850000000           360               356               N/A
    163          I             59            1,250,000.00     6.1250000000        5.9250000000           360               359               N/A
    164          I             60              500,000.00     6.1250000000        5.9250000000           360               360               N/A
    165          I             60              950,000.00     6.1250000000        5.9250000000           360               360               N/A
    166          I             60              469,600.00     6.1250000000        5.9250000000           360               360               N/A
    167          I             60              696,000.00     6.1250000000        5.9250000000           360               360               N/A
    168          I             60              468,000.00     6.1250000000        5.9250000000           360               360               N/A
    169          I             59              448,000.00     6.1250000000        5.9250000000           360               359               N/A
    170          I             59              423,000.00     6.1250000000        5.9250000000           360               359               N/A
    171          I             59              528,000.00     6.1250000000        5.9250000000           360               359               N/A
    172          I             57              451,460.00     6.1250000000        5.9250000000           360               357               N/A
    173          I             59              550,000.00     6.1250000000        5.9250000000           360               359               N/A
    174          I             59            1,350,000.00     6.1250000000        5.9250000000           360               359               N/A
    175          I             59              448,000.00     6.1250000000        5.9250000000           360               359               N/A
    176          I             59              444,000.00     6.1250000000        5.9250000000           360               359               N/A
    177          I             59              422,390.99     6.1250000000        5.9250000000           360               359               N/A
    178          I             59              523,490.70     6.1250000000        5.9250000000           360               359               N/A
    179          I             60              492,300.00     6.1250000000        5.9250000000           360               360               N/A
    180          I             56              420,744.00     6.1250000000        5.9250000000           360               356               N/A
    181          I             N/A             224,900.00     7.1250000000        5.9650000000           360               356               N/A
    182          I             N/A             356,250.00     7.1250000000        5.9650000000           360               356               N/A
    183          I             N/A             284,900.00     7.1250000000        5.9800000000           360               356               N/A
    184          I             44            7,787,401.53     6.2500000000        6.0000000000           360               344               N/A
    185          I             N/A             120,000.00     6.2500000000        6.0000000000           360               356               N/A
    186          I             N/A             512,597.94     6.2500000000        6.0000000000           360               355               N/A
    187          I             N/A              92,230.00     6.3750000000        6.0000000000           360               357               N/A
    188          I             N/A              92,230.00     6.3750000000        6.0000000000           360               357               N/A
    189          I             N/A             181,840.00     6.2500000000        6.0000000000           360               357               N/A
    190          I             N/A             150,000.00     6.3750000000        6.0000000000           360               359               N/A
    191          I             N/A             576,000.00     6.3750000000        6.0000000000           360               360               N/A
    192          I             N/A             293,280.82     6.2500000000        6.0000000000           360               355               N/A
    193          I             N/A             303,600.00     6.2500000000        6.0000000000           360               355               N/A
    194          I             N/A             400,000.00     6.2500000000        6.0000000000           360               355               N/A
    195          I             N/A             180,000.00     6.2500000000        6.0000000000           360               358               N/A
    196          I             N/A             490,000.00     6.3750000000        6.0000000000           360               358               N/A
    197          I             N/A             225,800.00     6.2500000000        6.0000000000           360               359               N/A
    198          I             N/A             294,580.98     6.2500000000        6.0000000000           360               355               N/A
    199          I             N/A             476,867.77     6.3750000000        6.0000000000           360               356               N/A
    200          I             N/A             250,000.00     6.3750000000        6.0000000000           360               360               N/A
    201          I             N/A             324,000.00     7.6250000000        6.0000000000           360               359               N/A
    202          I             N/A             262,000.00     6.3750000000        6.0000000000           360               355               N/A
    203          I             N/A             235,910.00     6.3750000000        6.0000000000           360               356               N/A
    204          I             N/A              93,450.00     6.3750000000        6.0000000000           360               353               N/A
    205          I             N/A             300,000.00     6.3750000000        6.0000000000           360               354               N/A
    206          I             N/A             143,964.53     6.3750000000        6.0000000000           360               355               N/A
    207          I             N/A             640,000.00     6.2500000000        6.0000000000           360               356               N/A
    208          I             N/A             752,000.00     6.2500000000        6.0000000000           360               356               N/A
    209          I             N/A             480,000.00     6.2500000000        6.0000000000           360               356               N/A
    210          I             N/A             460,000.00     6.2500000000        6.0000000000           360               356               N/A
    211          I             N/A             439,900.00     6.2500000000        6.0000000000           360               356               N/A
    212          I             N/A             470,477.45     6.2500000000        6.0000000000           360               357               N/A
    213          I             N/A             549,000.00     6.2500000000        6.0000000000           360               357               N/A
    214          I             N/A             500,000.00     6.3750000000        6.0000000000           360               359               N/A
    215          I             N/A             158,866.46     6.3750000000        6.0000000000           360               353               N/A
    216          I             N/A             393,151.20     6.3750000000        6.0000000000           360               355               N/A
    217          I             N/A             234,000.00     7.8750000000        6.0400000000           360               351               N/A
    218          I             53              595,000.00     6.2500000000        6.0500000000           360               353               N/A
    219          I             54              571,872.46     6.2500000000        6.0500000000           360               354               N/A
    220          I             55              438,000.00     6.2500000000        6.0500000000           360               355               N/A
    221          I             56              520,000.00     6.2500000000        6.0500000000           360               356               N/A
    222          I             57              588,000.00     6.2500000000        6.0500000000           360               357               N/A
    223          I             59              675,605.00     6.2500000000        6.0500000000           360               359               N/A
    224          I             59              452,000.00     6.2500000000        6.0500000000           360               359               N/A
    225          I             59              508,000.00     6.2500000000        6.0500000000           360               359               N/A
    226          I             59              624,000.00     6.2500000000        6.0500000000           360               359               N/A
    227          I             60              600,000.00     6.2500000000        6.0500000000           360               360               N/A
    228          I             60              728,000.00     6.2500000000        6.0500000000           360               360               N/A
    229          I             60              680,000.00     6.2500000000        6.0500000000           360               360               N/A
    230          I             60              607,000.00     6.2500000000        6.0500000000           360               360               N/A
    231          I             60              817,199.00     6.2500000000        6.0500000000           360               360               N/A
    232          I             60              500,000.00     6.2500000000        6.0500000000           360               360               N/A
    233          I             60              422,000.00     6.2500000000        6.0500000000           360               360               N/A
    234          I             60              607,200.00     6.2500000000        6.0500000000           360               360               N/A
    235          I             60              423,200.00     6.2500000000        6.0500000000           360               360               N/A
    236          I             57              639,800.00     6.2500000000        6.0500000000           360               357               N/A
    237          I             59              956,250.00     6.2500000000        6.0500000000           360               359               N/A
    238          I             59              536,000.00     6.2500000000        6.0500000000           360               359               N/A
    239          I             60              715,000.00     6.2500000000        6.0500000000           360               360               N/A
    240          I             60              430,000.00     6.2500000000        6.0500000000           360               360               N/A
    241          I             60              532,000.00     6.2500000000        6.0500000000           360               360               N/A
    242          I             59              750,000.00     6.2500000000        6.0500000000           360               359               N/A
    243          I             60              532,000.00     6.2500000000        6.0500000000           360               360               N/A
    244          I             54              527,000.00     6.2500000000        6.0500000000           360               354               N/A
    245          I             N/A             310,000.00     7.7500000000        6.0550000000           360               356               N/A
    246          I             N/A             463,000.00     6.8750000000        6.0700000000           360               357               N/A
    247          I             N/A             417,000.00     7.1250000000        6.1000000000           360               353               N/A
    248          I             N/A             129,305.68     6.3750000000        6.1250000000           360               355               N/A
    249          I             N/A             256,000.00     6.5000000000        6.1250000000           360               360               N/A
    250          I             N/A             280,000.00     6.3750000000        6.1250000000           360               358               N/A
    251          I             N/A             251,863.02     6.5000000000        6.1250000000           360               355               N/A
    252          I             N/A             343,731.94     6.3750000000        6.1250000000           360               357               N/A
    253          I             N/A             159,693.41     6.5000000000        6.1250000000           360               351               N/A
    254          I             N/A              81,600.00     6.5000000000        6.1250000000           360               351               N/A
    255          I             N/A             225,000.00     6.5000000000        6.1250000000           360               352               N/A
    256          I             N/A             211,919.95     6.5000000000        6.1250000000           360               353               N/A
    257          I             N/A             378,371.00     6.3750000000        6.1250000000           360               354               N/A
    258          I             N/A             484,893.65     6.5000000000        6.1250000000           360               354               N/A
    259          I             N/A             184,000.00     6.5000000000        6.1250000000           360               354               N/A
    260          I             N/A             458,000.00     6.3750000000        6.1250000000           360               354               N/A
    261          I             N/A             378,250.00     6.3750000000        6.1250000000           360               355               N/A
    262          I             N/A             320,500.00     6.3750000000        6.1250000000           360               358               N/A
    263          I             N/A             372,800.00     6.5000000000        6.1250000000           360               360               N/A
    264          I             N/A             312,191.41     6.5000000000        6.1250000000           360               357               N/A
    265          I             N/A             331,550.00     6.5000000000        6.1250000000           360               357               N/A
    266          I             N/A             250,000.00     6.5000000000        6.1250000000           360               360               N/A
    267          I             N/A             408,000.00     6.5000000000        6.1250000000           360               360               N/A
    268          I             N/A             351,800.00     6.5000000000        6.1250000000           360               360               N/A
    269          I             N/A             307,000.00     6.5000000000        6.1250000000           360               360               N/A
    270          I             N/A             637,500.00     6.5000000000        6.1250000000           360               360               N/A
    271          I             N/A             200,498.04     6.5000000000        6.1250000000           360               359               N/A
    272          I             N/A             385,000.00     6.5000000000        6.1250000000           360               359               N/A
    273          I             N/A             156,000.00     6.5000000000        6.1250000000           360               360               N/A
    274          I             N/A             456,000.00     6.5000000000        6.1250000000           360               352               N/A
    275          I             N/A             566,618.12     6.5000000000        6.1250000000           360               354               N/A
    276          I             N/A             227,000.00     6.5000000000        6.1250000000           360               355               N/A
    277          I             N/A             228,880.00     6.5000000000        6.1250000000           360               355               N/A
    278          I             N/A             438,750.00     6.3750000000        6.1250000000           360               356               N/A
    279          I             N/A             436,000.00     6.3750000000        6.1250000000           360               356               N/A
    280          I             N/A             960,000.00     6.3750000000        6.1250000000           360               356               N/A
    281          I             N/A             385,600.00     6.3750000000        6.1250000000           360               356               N/A
    282          I             N/A             424,000.00     6.3750000000        6.1250000000           360               356               N/A
    283          I             N/A             582,927.13     6.3750000000        6.1250000000           360               356               N/A
    284          I             N/A             373,000.00     6.5000000000        6.1250000000           360               356               N/A
    285          I             N/A             342,000.00     6.5000000000        6.1250000000           360               356               N/A
    286          I             N/A           1,000,000.00     6.5000000000        6.1250000000           360               357               N/A
    287          I             N/A             525,000.00     6.5000000000        6.1250000000           360               357               N/A
    288          I             N/A           1,237,500.00     6.5000000000        6.1250000000           360               358               N/A
    289          I             N/A             151,000.00     6.5000000000        6.1250000000           360               359               N/A
    290          I             N/A             152,500.00     6.5000000000        6.1250000000           360               359               N/A
    291          I             N/A             311,000.00     6.5000000000        6.1250000000           360               360               N/A
    292          I             N/A             208,000.00     6.5000000000        6.1250000000           360               360               N/A
    293          I             N/A             202,259.94     6.5000000000        6.1250000000           360               356               N/A
    294          I             N/A             412,102.16     6.5000000000        6.1250000000           360               356               N/A
    295          I             N/A             128,313.90     6.5000000000        6.1250000000           360               359               N/A
    296          I             N/A             701,000.00     6.5000000000        6.1250000000           360               360               N/A
    297          I             N/A             282,000.00     6.8750000000        6.1700000000           360               357               N/A
    298          I             59              465,000.00     6.3750000000        6.1750000000           360               359               N/A
    299          I             59              500,000.00     6.3750000000        6.1750000000           360               359               N/A
    300          I             59              632,000.00     6.3750000000        6.1750000000           360               359               N/A
    301          I             59              496,000.00     6.3750000000        6.1750000000           360               359               N/A
    302          I             60            1,070,000.00     6.3750000000        6.1750000000           360               360               N/A
    303          I             60            1,893,500.00     6.3750000000        6.1750000000           360               360               N/A
    304          I             60              632,000.00     6.3750000000        6.1750000000           360               360               N/A
    305          I             60              548,000.00     6.3750000000        6.1750000000           360               360               N/A
    306          I             60              490,800.00     6.3750000000        6.1750000000           360               360               N/A
    307          I             57              684,999.06     6.3750000000        6.1750000000           360               357               N/A
    308          I             58              875,200.00     6.3750000000        6.1750000000           360               358               N/A
    309          I             59              422,236.13     6.3750000000        6.1750000000           360               359               N/A
    310          I             60              448,000.00     6.3750000000        6.1750000000           360               360               N/A
    311          I             54              925,585.37     6.3750000000        6.1750000000           360               354               N/A
    312          I             56              468,000.00     6.3750000000        6.1750000000           360               356               N/A
    313          I             59              675,000.00     6.3750000000        6.1750000000           360               359               N/A
    314          I             59              610,000.00     6.3750000000        6.1750000000           360               359               N/A
    315          I             59            1,280,000.00     6.3750000000        6.1750000000           360               359               N/A
    316          I             60            1,181,250.00     6.3750000000        6.1750000000           360               360               N/A
    317          I             60              937,500.00     6.3750000000        6.1750000000           360               360               N/A
    318          I             59              566,390.00     6.3750000000        6.1750000000           360               359               N/A
    319          I             59              440,000.00     6.3750000000        6.1750000000           360               359               N/A
    320          I             56              989,503.58     6.3750000000        6.1750000000           360               356               N/A
    321          I             59              569,372.16     6.3750000000        6.1750000000           360               359               N/A
    322          I             59              771,999.53     6.3750000000        6.1750000000           360               359               N/A
    323          I             59              950,000.00     6.3750000000        6.1750000000           360               359               N/A
    324          I             N/A             261,000.00     6.8750000000        6.1900000000           360               359               N/A
    325          I             N/A             267,900.00     7.3750000000        6.2150000000           360               356               N/A
    326          I             N/A             227,900.00     7.3750000000        6.2300000000           360               355               N/A
    327          I             N/A             283,900.00     6.8750000000        6.2400000000           360               356               N/A
    328          I             N/A             445,670.56     6.5000000000        6.2500000000           360               355               N/A
    329          I             N/A             650,000.00     6.5000000000        6.2500000000           360               355               N/A
    330          I             N/A              59,000.00     6.5000000000        6.2500000000           360               357               N/A
    331          I             N/A             367,429.57     6.5000000000        6.2500000000           360               357               N/A
    332          I             N/A             449,999.50     6.6250000000        6.2500000000           360               352               N/A
    333          I             N/A             885,699.99     6.5000000000        6.2500000000           360               354               N/A
    334          I             N/A             150,500.00     6.6250000000        6.2500000000           360               354               N/A
    335          I             N/A           1,375,000.00     6.6250000000        6.2500000000           360               355               N/A
    336          I             N/A           1,332,500.00     6.5000000000        6.2500000000           360               355               N/A
    337          I             N/A             999,999.00     6.6250000000        6.2500000000           360               360               N/A
    338          I             N/A             444,000.00     6.6250000000        6.2500000000           360               360               N/A
    339          I             N/A             417,000.00     6.5000000000        6.2500000000           360               358               N/A
    340          I             N/A             475,000.00     6.5000000000        6.2500000000           360               358               N/A
    341          I             N/A             636,000.00     6.5000000000        6.2500000000           360               359               N/A
    342          I             N/A             267,000.00     6.5000000000        6.2500000000           360               359               N/A
    343          I             N/A             251,200.00     6.5000000000        6.2500000000           360               360               N/A
    344          I             N/A             260,000.00     6.5000000000        6.2500000000           360               360               N/A
    345          I             N/A             259,052.14     6.5000000000        6.2500000000           360               356               N/A
    346          I             N/A             441,000.00     6.6250000000        6.2500000000           360               359               N/A
    347          I             N/A             251,000.00     6.6250000000        6.2500000000           360               360               N/A
    348          I             N/A             326,200.00     6.6250000000        6.2500000000           360               358               N/A
    349          I             N/A             264,500.00     6.6250000000        6.2500000000           360               359               N/A
    350          I             N/A             860,000.00     6.6250000000        6.2500000000           360               359               N/A
    351          I             N/A             240,800.00     6.6250000000        6.2500000000           360               359               N/A
    352          I             N/A             116,000.00     6.6250000000        6.2500000000           360               360               N/A
    353          I             N/A             203,000.00     6.6250000000        6.2500000000           360               360               N/A
    354          I             N/A             200,000.00     6.6250000000        6.2500000000           360               360               N/A
    355          I             N/A             160,000.00     6.6250000000        6.2500000000           360               360               N/A
    356          I             N/A             109,749.76     6.6250000000        6.2500000000           360               356               N/A
    357          I             N/A           1,000,000.00     6.6250000000        6.2500000000           360               356               N/A
    358          I             N/A             749,000.00     6.6250000000        6.2500000000           360               357               N/A
    359          I             N/A             400,000.00     6.6250000000        6.2500000000           360               360               N/A
    360          I             N/A             445,878.76     6.6250000000        6.2500000000           360               354               N/A
    361          I             N/A             496,800.00     6.5000000000        6.2500000000           360               355               N/A
    362          I             N/A           1,350,000.00     6.6250000000        6.2500000000           360               355               N/A
    363          I             N/A             215,899.37     6.6250000000        6.2500000000           360               355               N/A
    364          I             N/A             232,569.00     6.6250000000        6.2500000000           360               355               N/A
    365          I             N/A             200,000.00     6.5000000000        6.2500000000           360               356               N/A
    366          I             N/A             190,140.00     6.5000000000        6.2500000000           360               356               N/A
    367          I             N/A             576,000.00     6.5000000000        6.2500000000           360               356               N/A
    368          I             N/A             700,000.00     6.5000000000        6.2500000000           360               356               N/A
    369          I             N/A             839,757.88     6.5000000000        6.2500000000           360               356               N/A
    370          I             N/A             618,882.02     6.5000000000        6.2500000000           360               356               N/A
    371          I             N/A             404,000.00     6.6250000000        6.2500000000           360               356               N/A
    372          I             N/A             515,000.00     6.6250000000        6.2500000000           360               358               N/A
    373          I             N/A             500,000.00     6.6250000000        6.2500000000           360               358               N/A
    374          I             N/A             254,805.00     6.6250000000        6.2500000000           360               359               N/A
    375          I             N/A             350,000.00     6.6250000000        6.2500000000           360               360               N/A
    376          I             N/A             240,000.00     6.6250000000        6.2500000000           360               356               N/A
    377          I             N/A             219,118.25     6.5000000000        6.2500000000           360               356               N/A
    378          I             N/A              24,992.77     6.6250000000        6.2500000000           360               356               N/A
    379          I             N/A             498,636.59     6.5000000000        6.2500000000           360               357               N/A
    380          I             N/A             242,570.02     6.6250000000        6.2500000000           360               358               N/A
    381          I             N/A             513,000.00     6.8750000000        6.2900000000           360               359               N/A
    382          I             59              612,000.00     6.5000000000        6.3000000000           360               359               N/A
    383          I             59              560,000.00     6.5000000000        6.3000000000           360               359               N/A
    384          I             59              461,600.00     6.5000000000        6.3000000000           360               359               N/A
    385          I             59              952,000.00     6.5000000000        6.3000000000           360               359               N/A
    386          I             59              528,000.00     6.5000000000        6.3000000000           360               359               N/A
    387          I             59              600,000.00     6.5000000000        6.3000000000           360               359               N/A
    388          I             60              612,000.00     6.5000000000        6.3000000000           360               360               N/A
    389          I             60              540,000.00     6.5000000000        6.3000000000           360               360               N/A
    390          I             60              584,600.00     6.5000000000        6.3000000000           360               360               N/A
    391          I             60              450,400.00     6.5000000000        6.3000000000           360               360               N/A
    392          I             60            1,000,000.00     6.5000000000        6.3000000000           360               360               N/A
    393          I             59              674,389.79     6.5000000000        6.3000000000           360               359               N/A
    394          I             59              448,000.00     6.5000000000        6.3000000000           360               359               N/A
    395          I             59              456,000.00     6.5000000000        6.3000000000           360               359               N/A
    396          I             60              500,000.00     6.5000000000        6.3000000000           360               360               N/A
    397          I             60              432,000.00     6.5000000000        6.3000000000           360               360               N/A
    398          I             59              574,480.19     6.5000000000        6.3000000000           360               359               N/A
    399          I             59              452,000.00     6.5000000000        6.3000000000           360               359               N/A
    400          I             59              418,400.00     6.5000000000        6.3000000000           360               359               N/A
    401          I             59              480,000.00     6.5000000000        6.3000000000           360               359               N/A
    402          I             60              780,000.00     6.5000000000        6.3000000000           360               360               N/A
    403          I             60              999,000.00     6.5000000000        6.3000000000           360               360               N/A
    404          I             58              489,000.00     6.5000000000        6.3000000000           360               358               N/A
    405          I             55              484,800.00     6.5000000000        6.3000000000           360               355               N/A
    406          I             57              935,000.00     6.5000000000        6.3000000000           360               357               N/A
    407          I             58              795,566.00     6.5000000000        6.3000000000           360               358               N/A
    408          I             59            1,300,000.00     6.5000000000        6.3000000000           360               359               N/A
    409          I             59              516,720.00     6.5000000000        6.3000000000           360               359               N/A
    410          I             59              484,032.00     6.5000000000        6.3000000000           360               359               N/A
    411          I             59              643,000.00     6.5000000000        6.3000000000           360               359               N/A
    412          I             60              650,000.00     6.5000000000        6.3000000000           360               360               N/A
    413          I             60              482,500.00     6.5000000000        6.3000000000           360               360               N/A
    414          I             60              455,000.00     6.5000000000        6.3000000000           360               360               N/A
    415          I             60              476,000.00     6.5000000000        6.3000000000           360               360               N/A
    416          I             60              795,000.00     6.5000000000        6.3000000000           360               360               N/A
    417          I             60              456,000.00     6.5000000000        6.3000000000           360               360               N/A
    418          I             60              760,000.00     6.5000000000        6.3000000000           360               360               N/A
    419          I             60              999,000.00     6.5000000000        6.3000000000           360               360               N/A
    420          I             54              504,000.00     6.5000000000        6.3000000000           360               354               N/A
    421          I             60            1,048,000.00     6.5000000000        6.3000000000           360               360               N/A
    422          I             56              438,395.95     6.5000000000        6.3000000000           360               356               N/A
    423          I             60              454,500.00     6.5000000000        6.3000000000           360               360               N/A
    424          I             56              746,640.00     6.5000000000        6.3000000000           360               356               N/A
    425          I             51              863,000.00     6.5000000000        6.3000000000           360               351               N/A
    426          I             N/A             310,000.00     6.8750000000        6.3100000000           360               359               N/A
    427          I             N/A             106,916.63     8.1250000000        6.3100000000           360               356               N/A
    428          I             N/A             305,000.00     7.8750000000        6.3100000000           360               353               N/A
    429          I             N/A             210,000.00     6.7500000000        6.3150000000           360               357               N/A
    430          I             N/A             213,750.00     7.2500000000        6.3350000000           360               354               N/A
    431          I             N/A             367,000.00     7.5000000000        6.3400000000           360               356               N/A
    432          I             N/A             453,000.00     7.5000000000        6.3400000000           360               356               N/A
    433          I             N/A             111,014.48     7.0000000000        6.3650000000           360               356               N/A
    434          I             N/A             212,000.00     6.6250000000        6.3750000000           360               360               N/A
    435          I             N/A             479,750.00     6.7500000000        6.3750000000           360               360               N/A
    436          I             N/A             600,000.00     6.7500000000        6.3750000000           360               360               N/A
    437          I             N/A             260,000.00     6.6250000000        6.3750000000           360               356               N/A
    438          I             N/A             280,000.00     6.6250000000        6.3750000000           360               356               N/A
    439          I             N/A             201,500.00     6.7500000000        6.3750000000           360               351               N/A
    440          I             N/A              75,000.00     6.7500000000        6.3750000000           360               352               N/A
    441          I             N/A             142,000.00     6.7500000000        6.3750000000           360               353               N/A
    442          I             N/A             850,000.00     6.7500000000        6.3750000000           360               355               N/A
    443          I             N/A             196,000.00     6.7500000000        6.3750000000           360               355               N/A
    444          I             N/A             192,000.00     6.7500000000        6.3750000000           360               355               N/A
    445          I             N/A             404,000.00     6.7500000000        6.3750000000           360               355               N/A
    446          I             N/A             321,000.00     6.7500000000        6.3750000000           360               357               N/A
    447          I             N/A             287,990.00     6.6250000000        6.3750000000           360               358               N/A
    448          I             N/A             313,600.00     6.6250000000        6.3750000000           360               358               N/A
    449          I             N/A              91,182.20     6.7500000000        6.3750000000           360               356               N/A
    450          I             N/A             212,839.93     6.6250000000        6.3750000000           360               356               N/A
    451          I             N/A             199,124.46     6.6250000000        6.3750000000           360               356               N/A
    452          I             N/A           1,950,000.00     6.7500000000        6.3750000000           360               358               N/A
    453          I             N/A             359,635.59     6.7500000000        6.3750000000           360               359               N/A
    454          I             N/A             841,653.34     6.7500000000        6.3750000000           360               360               N/A
    455          I             N/A             145,000.00     6.7500000000        6.3750000000           360               360               N/A
    456          I             N/A             254,000.00     6.7500000000        6.3750000000           360               360               N/A
    457          I             N/A             121,500.00     6.7500000000        6.3750000000           360               356               N/A
    458          I             N/A             160,000.00     6.7500000000        6.3750000000           360               359               N/A
    459          I             N/A             126,750.00     6.7500000000        6.3750000000           360               360               N/A
    460          I             N/A             509,760.00     6.7500000000        6.3750000000           360               360               N/A
    461          I             N/A             400,000.00     6.7500000000        6.3750000000           360               360               N/A
    462          I             N/A             445,677.53     6.7500000000        6.3750000000           360               356               N/A
    463          I             N/A             616,000.00     6.7500000000        6.3750000000           360               360               N/A
    464          I             N/A             248,288.92     6.7500000000        6.3750000000           360               353               N/A
    465          I             N/A             214,253.27     6.7500000000        6.3750000000           360               356               N/A
    466          I             N/A             200,750.99     6.7500000000        6.3750000000           360               353               N/A
    467          I             N/A             360,000.00     6.7500000000        6.3750000000           360               358               N/A
    468          I             N/A             800,000.00     6.7500000000        6.3750000000           360               359               N/A
    469          I             N/A             402,400.00     6.7500000000        6.3750000000           360               359               N/A
    470          I             N/A             400,000.00     6.7500000000        6.3750000000           360               360               N/A
    471          I             N/A             400,000.00     6.7500000000        6.3750000000           360               359               N/A
    472          I             N/A              85,597.00     6.7500000000        6.3750000000           360               342               N/A
    473          I             N/A             599,700.00     6.7500000000        6.3750000000           360               352               N/A
    474          I             N/A             196,000.00     6.6250000000        6.3750000000           360               355               N/A
    475          I             N/A             344,970.00     6.7500000000        6.3750000000           360               355               N/A
    476          I             N/A             169,955.00     6.7500000000        6.3750000000           360               355               N/A
    477          I             N/A           1,225,000.00     6.6250000000        6.3750000000           360               356               N/A
    478          I             N/A             550,000.00     6.6250000000        6.3750000000           360               356               N/A
    479          I             N/A             502,500.00     6.6250000000        6.3750000000           360               356               N/A
    480          I             N/A             194,400.00     6.6250000000        6.3750000000           360               356               N/A
    481          I             N/A             719,180.00     6.6250000000        6.3750000000           360               356               N/A
    482          I             N/A             160,000.00     6.6250000000        6.3750000000           360               356               N/A
    483          I             N/A             516,000.00     6.6250000000        6.3750000000           360               356               N/A
    484          I             N/A             728,000.00     6.6250000000        6.3750000000           360               356               N/A
    485          I             N/A             680,000.00     6.6250000000        6.3750000000           360               356               N/A
    486          I             N/A             300,000.00     6.7500000000        6.3750000000           360               356               N/A
    487          I             N/A             352,000.00     6.7500000000        6.3750000000           360               356               N/A
    488          I             N/A             800,000.00     6.7500000000        6.3750000000           360               356               N/A
    489          I             N/A             444,000.00     6.7500000000        6.3750000000           360               356               N/A
    490          I             N/A           1,107,996.65     6.6723828147        6.3750000000           360               357               N/A
    491          I             N/A             396,000.00     6.7500000000        6.3750000000           360               360               N/A
    492          I             N/A             478,051.69     6.7500000000        6.3750000000           360               353               N/A
    493          I             N/A             103,638.81     6.7500000000        6.3750000000           360               356               N/A
    494          I             N/A             187,347.07     6.7500000000        6.3750000000           360               356               N/A
    495          I             N/A             239,166.44     6.7500000000        6.3750000000           360               356               N/A
    496          I             N/A             188,800.00     6.7500000000        6.3750000000           360               360               N/A
    497          I             N/A             323,424.87     8.1250000000        6.4100000000           360               358               N/A
    498          I             59              440,000.00     6.6250000000        6.4250000000           360               359               N/A
    499          I             59              584,000.00     6.6250000000        6.4250000000           360               359               N/A
    500          I             59              920,000.00     6.6250000000        6.4250000000           360               359               N/A
    501          I             60              488,000.00     6.6250000000        6.4250000000           360               360               N/A
    502          I             60              476,250.00     6.6250000000        6.4250000000           360               360               N/A
    503          I             60              473,600.00     6.6250000000        6.4250000000           360               360               N/A
    504          I             60              420,000.00     6.6250000000        6.4250000000           360               360               N/A
    505          I             60              501,600.00     6.6250000000        6.4250000000           360               360               N/A
    506          I             59              468,000.00     6.6250000000        6.4250000000           360               359               N/A
    507          I             59              498,750.00     6.6250000000        6.4250000000           360               359               N/A
    508          I             60              460,000.00     6.6250000000        6.4250000000           360               360               N/A
    509          I             60              456,000.00     6.6250000000        6.4250000000           360               360               N/A
    510          I             60              429,000.00     6.6250000000        6.4250000000           360               360               N/A
    511          I             59              538,405.00     6.6250000000        6.4250000000           360               359               N/A
    512          I             59              433,600.00     6.6250000000        6.4250000000           360               359               N/A
    513          I             51              930,000.00     6.6250000000        6.4250000000           480               471               N/A
    514          I             57              556,000.00     6.6250000000        6.4250000000           360               357               N/A
    515          I             59              480,000.00     6.6250000000        6.4250000000           360               359               N/A
    516          I             59              630,000.00     6.6250000000        6.4250000000           360               359               N/A
    517          I             59              457,520.00     6.6250000000        6.4250000000           360               359               N/A
    518          I             60              742,600.00     6.6250000000        6.4250000000           360               360               N/A
    519          I             60              650,000.00     6.6250000000        6.4250000000           360               360               N/A
    520          I             60              556,000.00     6.6250000000        6.4250000000           360               360               N/A
    521          I             60              528,000.00     6.6250000000        6.4250000000           360               360               N/A
    522          I             58              482,900.00     6.6250000000        6.4250000000           360               358               N/A
    523          I             59              823,500.00     6.6250000000        6.4250000000           360               359               N/A
    524          I             59              503,500.00     6.6250000000        6.4250000000           360               359               N/A
    525          I             59              637,037.46     6.6250000000        6.4250000000           360               359               N/A
    526          I             60              504,000.00     6.6250000000        6.4250000000           360               360               N/A
    527          I             53              668,000.00     6.6250000000        6.4250000000           360               353               N/A
    528          I             N/A             282,000.00     7.0000000000        6.4350000000           360               360               N/A
    529          I             N/A             259,950.00     7.0000000000        6.4450000000           360               356               N/A
    530          I             N/A             424,800.00     7.6250000000        6.4650000000           360               356               N/A
    531          I             N/A             326,800.00     7.6250000000        6.4650000000           360               356               N/A
    532          I             N/A             300,618.76     7.6250000000        6.4650000000           360               356               N/A
    533          I             N/A             210,218.60     7.6250000000        6.4650000000           360               356               N/A
    534          I             N/A             149,999.98     7.3750000000        6.4800000000           360               355               N/A
    535          I             N/A             356,999.04     7.8750000000        6.4900000000           360               356               N/A
    536          I             N/A             448,000.00     6.8750000000        6.5000000000           360               360               N/A
    537          I             N/A             265,930.00     6.8750000000        6.5000000000           360               352               N/A
    538          I             N/A             417,000.00     6.8750000000        6.5000000000           360               353               N/A
    539          I             N/A              68,250.00     6.8750000000        6.5000000000           360               354               N/A
    540          I             N/A             148,800.00     6.8750000000        6.5000000000           360               354               N/A
    541          I             N/A             244,000.00     6.8750000000        6.5000000000           360               354               N/A
    542          I             N/A             167,200.00     6.8750000000        6.5000000000           360               354               N/A
    543          I             N/A              74,400.00     6.8750000000        6.5000000000           360               354               N/A
    544          I             N/A             315,938.48     6.8750000000        6.5000000000           360               354               N/A
    545          I             N/A             597,937.05     6.8750000000        6.5000000000           360               355               N/A
    546          I             N/A           1,043,200.00     6.8750000000        6.5000000000           360               355               N/A
    547          I             N/A             270,000.00     6.8750000000        6.5000000000           360               355               N/A
    548          I             N/A             275,000.00     6.8750000000        6.5000000000           360               355               N/A
    549          I             N/A           1,075,000.00     6.8750000000        6.5000000000           360               358               N/A
    550          I             N/A             525,000.00     6.8750000000        6.5000000000           360               358               N/A
    551          I             N/A             451,750.00     6.8750000000        6.5000000000           360               359               N/A
    552          I             N/A             380,000.00     6.8750000000        6.5000000000           360               359               N/A
    553          I             N/A             183,000.00     6.8750000000        6.5000000000           360               360               N/A
    554          I             N/A             352,000.00     6.7500000000        6.5000000000           360               350               N/A
    555          I             N/A             384,000.00     6.8750000000        6.5000000000           360               353               N/A
    556          I             N/A             780,000.00     6.7500000000        6.5000000000           360               356               N/A
    557          I             N/A             650,000.00     6.7500000000        6.5000000000           360               356               N/A
    558          I             N/A             552,000.00     6.7500000000        6.5000000000           360               356               N/A
    559          I             N/A             636,000.00     6.7500000000        6.5000000000           360               356               N/A
    560          I             N/A             396,648.00     6.8750000000        6.5000000000           360               356               N/A
    561          I             N/A             471,250.00     6.7500000000        6.5000000000           360               357               N/A
    562          I             N/A             238,432.92     6.7500000000        6.5000000000           360               358               N/A
    563          I             N/A             372,000.00     6.7500000000        6.5000000000           360               358               N/A
    564          I             N/A             387,890.87     6.7500000000        6.5000000000           360               358               N/A
    565          I             N/A             870,000.00     6.7500000000        6.5000000000           360               359               N/A
    566          I             N/A             533,850.00     6.7500000000        6.5000000000           360               360               N/A
    567          I             N/A             203,000.00     6.8750000000        6.5000000000           360               360               N/A
    568          I             N/A              84,491.45     6.8750000000        6.5000000000           360               353               N/A
    569          I             N/A             747,457.88     6.8750000000        6.5000000000           360               356               N/A
    570          I             N/A             145,094.35     6.7500000000        6.5000000000           360               356               N/A
    571          I             N/A             151,843.70     6.8750000000        6.5000000000           360               358               N/A
    572          I             N/A             350,000.00     6.8750000000        6.5000000000           360               359               N/A
    573          I             N/A             750,000.00     6.8750000000        6.5000000000           360               359               N/A
    574          I             N/A             250,000.00     6.8750000000        6.5000000000           360               359               N/A
    575          I             N/A             374,999.44     6.8750000000        6.5000000000           360               359               N/A
    576          I             N/A             128,228.19     6.8750000000        6.5000000000           360               353               N/A
    577          I             N/A             412,500.00     6.8750000000        6.5000000000           360               360               N/A
    578          I             N/A             528,000.00     6.8750000000        6.5000000000           360               360               N/A
    579          I             N/A              97,023.14     6.8750000000        6.5000000000           480               478               358
    580          I             N/A             523,250.00     6.8750000000        6.5000000000           360               358               N/A
    581          I             N/A             525,000.00     6.8750000000        6.5000000000           360               358               N/A
    582          I             N/A             532,500.00     6.8750000000        6.5000000000           360               359               N/A
    583          I             N/A             340,000.00     6.8750000000        6.5000000000           360               359               N/A
    584          I             N/A             420,000.00     6.8750000000        6.5000000000           360               359               N/A
    585          I             N/A             180,000.00     6.8750000000        6.5000000000           360               360               N/A
    586          I             N/A             272,000.00     6.8750000000        6.5000000000           360               360               N/A
    587          I             N/A             368,000.00     6.8750000000        6.5000000000           360               360               N/A
    588          I             N/A             146,000.00     6.8750000000        6.5000000000           360               360               N/A
    589          I             N/A             568,500.00     6.8750000000        6.5000000000           360               360               N/A
    590          I             N/A             219,560.99     6.8750000000        6.5000000000           480               475               355
    591          I             N/A             532,190.02     6.8750000000        6.5000000000           360               356               N/A
    592          I             N/A             184,844.58     6.8750000000        6.5000000000           360               359               N/A
    593          I             N/A             349,062.21     6.8750000000        6.5000000000           480               479               359
    594          I             N/A             312,000.00     6.8750000000        6.5000000000           360               360               N/A
    595          I             N/A             209,823.57     6.8750000000        6.5000000000           360               359               N/A
    596          I             N/A             285,000.00     6.8750000000        6.5000000000           360               358               N/A
    597          I             N/A             467,000.00     6.8750000000        6.5000000000           360               360               N/A
    598          I             N/A             225,000.00     6.8750000000        6.5000000000           360               357               N/A
    599          I             N/A             292,155.00     6.8750000000        6.5000000000           360               354               N/A
    600          I             N/A             165,589.95     6.8750000000        6.5000000000           360               354               N/A
    601          I             N/A              69,375.00     6.8750000000        6.5000000000           360               356               N/A
    602          I             N/A             116,850.00     6.8750000000        6.5000000000           360               356               N/A
    603          I             N/A             630,000.00     6.8750000000        6.5000000000           360               358               N/A
    604          I             N/A             620,000.00     6.8750000000        6.5000000000           360               358               N/A
    605          I             N/A             440,000.00     6.8750000000        6.5000000000           360               359               N/A
    606          I             N/A             329,491.70     6.8750000000        6.5000000000           360               359               N/A
    607          I             N/A             199,999.00     6.8750000000        6.5000000000           360               360               N/A
    608          I             N/A             186,000.00     6.8750000000        6.5000000000           360               356               N/A
    609          I             N/A             588,000.00     6.8750000000        6.5000000000           360               359               N/A
    610          I             N/A             500,000.00     6.8750000000        6.5000000000           360               360               N/A
    611          I             N/A             132,981.00     6.8750000000        6.5000000000           360               360               N/A
    612          I             N/A             464,816.53     6.8750000000        6.5000000000           480               479               359
    613          I             N/A             550,000.00     6.8750000000        6.5000000000           360               360               N/A
    614          I             N/A             250,000.00     6.8750000000        6.5000000000           360               353               N/A
    615          I             N/A             585,000.00     6.8750000000        6.5000000000           360               354               N/A
    616          I             N/A             527,988.00     6.8750000000        6.5000000000           360               354               N/A
    617          I             N/A             220,800.00     6.8750000000        6.5000000000           360               354               N/A
    618          I             N/A             432,672.17     6.8750000000        6.5000000000           360               355               N/A
    619          I             N/A             102,096.44     6.8750000000        6.5000000000           360               355               N/A
    620          I             N/A             134,284.00     6.8750000000        6.5000000000           360               355               N/A
    621          I             N/A             213,740.00     6.8750000000        6.5000000000           360               355               N/A
    622          I             N/A             452,889.21     6.8750000000        6.5000000000           360               355               N/A
    623          I             N/A             650,000.00     6.7500000000        6.5000000000           360               356               N/A
    624          I             N/A             477,550.00     6.7500000000        6.5000000000           360               356               N/A
    625          I             N/A             457,520.00     6.7500000000        6.5000000000           360               356               N/A
    626          I             N/A             492,000.00     6.7500000000        6.5000000000           360               356               N/A
    627          I             N/A             100,000.00     6.8750000000        6.5000000000           360               356               N/A
    628          I             N/A             599,000.00     6.7500000000        6.5000000000           360               357               N/A
    629          I             N/A             671,500.00     6.8750000000        6.5000000000           360               357               N/A
    630          I             N/A             360,000.00     6.8750000000        6.5000000000           360               357               N/A
    631          I             N/A             240,500.00     6.8750000000        6.5000000000           360               359               N/A
    632          I             N/A             579,000.00     6.8750000000        6.5000000000           360               359               N/A
    633          I             N/A             304,000.00     6.8750000000        6.5000000000           360               359               N/A
    634          I             N/A             155,500.00     6.8750000000        6.5000000000           360               360               N/A
    635          I             N/A             265,000.00     6.8750000000        6.5000000000           360               360               N/A
    636          I             N/A             276,000.00     6.8750000000        6.5000000000           360               360               N/A
    637          I             N/A             320,000.00     6.8750000000        6.5000000000           360               360               N/A
    638          I             N/A             354,747.88     6.8750000000        6.5000000000           360               355               N/A
    639          I             N/A             205,759.00     6.8750000000        6.5000000000           360               356               N/A
    640          I             N/A             109,356.20     6.8750000000        6.5000000000           360               348               N/A
    641          I             N/A             145,472.51     6.8750000000        6.5000000000           360               355               N/A
    642          I             N/A             151,872.29     6.8750000000        6.5000000000           360               359               N/A
    643          I             58              608,800.00     6.7500000000        6.5500000000           360               358               N/A
    644          I             59              460,000.00     6.7500000000        6.5500000000           360               359               N/A
    645          I             59              528,000.00     6.7500000000        6.5500000000           360               359               N/A
    646          I             59              466,800.00     6.7500000000        6.5500000000           360               359               N/A
    647          I             60            1,260,000.00     6.7500000000        6.5500000000           360               360               N/A
    648          I             60              450,000.00     6.7500000000        6.5500000000           360               360               N/A
    649          I             60              436,000.00     6.7500000000        6.5500000000           360               360               N/A
    650          I             60              460,000.00     6.7500000000        6.5500000000           360               360               N/A
    651          I             60              450,000.00     6.7500000000        6.5500000000           360               360               N/A
    652          I             60              465,600.00     6.7500000000        6.5500000000           360               360               N/A
    653          I             60              540,000.00     6.7500000000        6.5500000000           360               360               N/A
    654          I             60              444,000.00     6.7500000000        6.5500000000           360               360               N/A
    655          I             59              448,000.00     6.7500000000        6.5500000000           360               359               N/A
    656          I             60            1,689,899.00     6.7500000000        6.5500000000           360               360               N/A
    657          I             60              456,000.00     6.7500000000        6.5500000000           360               360               N/A
    658          I             56            3,037,000.00     6.7500000000        6.5500000000           360               356               N/A
    659          I             59              505,000.00     6.7500000000        6.5500000000           360               359               N/A
    660          I             59              472,000.00     6.7500000000        6.5500000000           360               359               N/A
    661          I             59              960,000.00     6.7500000000        6.5500000000           360               359               N/A
    662          I             59              436,000.00     6.7500000000        6.5500000000           360               359               N/A
    663          I             59              960,000.00     6.7500000000        6.5500000000           360               359               N/A
    664          I             60            1,770,000.00     6.7500000000        6.5500000000           360               360               N/A
    665          I             60              429,200.00     6.7500000000        6.5500000000           360               360               N/A
    666          I             59              495,000.00     6.7500000000        6.5500000000           360               359               N/A
    667          I             59              599,375.00     6.7500000000        6.5500000000           360               359               N/A
    668          I             59              582,750.00     6.7500000000        6.5500000000           360               359               N/A
    669          I             59              473,050.00     6.7500000000        6.5500000000           360               359               N/A
    670          I             59              489,578.12     6.7500000000        6.5500000000           360               359               N/A
    671          I             N/A             160,691.35     7.5250000000        6.5500000000           360               353               N/A
    672          I             51              513,912.08     6.7500000000        6.5500000000           360               351               N/A
    673          I             N/A             264,167.24     8.7000000000        6.5550000000           360               355               N/A
    674          I             N/A             114,124.17     7.7500000000        6.5750000000           360               352               N/A
    675          I             N/A             269,270.13     7.7500000000        6.5900000000           360               356               N/A
    676          I             N/A             325,579.00     7.7500000000        6.5900000000           360               356               N/A
    677          I             N/A             152,391.52     7.8750000000        6.6000000000           360               356               N/A
    678          I             N/A             265,000.00     7.7500000000        6.6050000000           360               353               N/A
    679          I             N/A             430,100.00     7.7500000000        6.6050000000           360               354               N/A
    680          I             N/A             190,000.00     7.7500000000        6.6050000000           360               356               N/A
    681          I             N/A             227,000.00     8.0000000000        6.6150000000           360               355               N/A
    682          I             N/A             198,450.00     6.9990000000        6.6240000000           360               355               N/A
    683          I             N/A             594,558.43     6.9990000000        6.6240000000           360               357               N/A
    684          I             N/A             200,000.00     6.8750000000        6.6250000000           360               354               N/A
    685          I             N/A             180,000.00     7.0000000000        6.6250000000           360               359               N/A
    686          I             N/A             198,800.00     6.8750000000        6.6250000000           360               356               N/A
    687          I             N/A             202,359.95     7.0000000000        6.6250000000           360               355               N/A
    688          I             N/A             176,000.00     6.8750000000        6.6250000000           360               355               N/A
    689          I             N/A             317,600.00     7.0000000000        6.6250000000           360               359               N/A
    690          I             N/A             605,500.00     7.0000000000        6.6250000000           360               352               N/A
    691          I             N/A             740,000.00     6.8750000000        6.6250000000           360               355               N/A
    692          I             N/A             470,394.34     6.8750000000        6.6250000000           360               355               N/A
    693          I             N/A             473,600.00     6.8750000000        6.6250000000           360               355               N/A
    694          I             N/A             640,000.00     6.8750000000        6.6250000000           360               355               N/A
    695          I             N/A             800,000.00     6.8750000000        6.6250000000           360               356               N/A
    696          I             N/A             240,000.00     6.8750000000        6.6250000000           360               357               N/A
    697          I             N/A             540,000.00     6.8750000000        6.6250000000           360               358               N/A
    698          I             N/A             295,999.99     6.8750000000        6.6250000000           360               358               N/A
    699          I             N/A             417,000.00     6.8750000000        6.6250000000           360               360               N/A
    700          I             N/A             356,000.00     6.8750000000        6.6250000000           360               360               N/A
    701          I             N/A             650,000.00     6.8750000000        6.6250000000           360               360               N/A
    702          I             N/A             382,500.00     6.8750000000        6.6250000000           360               360               N/A
    703          I             N/A             218,056.96     6.8750000000        6.6250000000           360               354               N/A
    704          I             N/A             597,450.56     6.8750000000        6.6250000000           360               355               N/A
    705          I             N/A              99,661.05     6.8750000000        6.6250000000           360               356               N/A
    706          I             N/A             265,098.37     6.8750000000        6.6250000000           360               356               N/A
    707          I             N/A             403,627.26     6.8750000000        6.6250000000           360               356               N/A
    708          I             N/A             163,730.02     6.8750000000        6.6250000000           360               356               N/A
    709          I             N/A             203,109.18     6.8750000000        6.6250000000           360               356               N/A
    710          I             N/A             637,878.97     6.8750000000        6.6250000000           360               357               N/A
    711          I             N/A             235,401.79     6.8750000000        6.6250000000           360               357               N/A
    712          I             N/A             205,826.93     6.8750000000        6.6250000000           360               359               N/A
    713          I             N/A             207,825.25     6.8750000000        6.6250000000           360               359               N/A
    714          I             N/A             869,800.00     6.8750000000        6.6250000000           360               360               N/A
    715          I             N/A             650,000.00     7.0000000000        6.6250000000           360               357               N/A
    716          I             N/A             583,924.00     7.0000000000        6.6250000000           360               358               N/A
    717          I             N/A             544,000.00     7.0000000000        6.6250000000           360               360               N/A
    718          I             N/A             524,000.00     7.0000000000        6.6250000000           360               358               N/A
    719          I             N/A             560,000.00     7.0000000000        6.6250000000           360               358               N/A
    720          I             N/A             174,298.68     7.0000000000        6.6250000000           360               359               N/A
    721          I             N/A             428,000.00     7.0000000000        6.6250000000           360               359               N/A
    722          I             N/A             598,000.00     7.0000000000        6.6250000000           360               360               N/A
    723          I             N/A             630,000.00     7.0000000000        6.6250000000           360               360               N/A
    724          I             N/A             532,000.00     7.0000000000        6.6250000000           360               360               N/A
    725          I             N/A             480,000.00     7.0000000000        6.6250000000           360               360               N/A
    726          I             N/A             146,835.89     7.0000000000        6.6250000000           360               357               N/A
    727          I             N/A             391,000.00     7.0000000000        6.6250000000           360               360               N/A
    728          I             N/A             386,250.00     7.0000000000        6.6250000000           360               356               N/A
    729          I             N/A             365,400.00     7.0000000000        6.6250000000           360               359               N/A
    730          I             N/A              74,874.64     7.0000000000        6.6250000000           360               358               N/A
    731          I             N/A             327,000.00     7.0000000000        6.6250000000           360               360               N/A
    732          I             N/A             600,000.00     7.0000000000        6.6250000000           360               360               N/A
    733          I             N/A             292,250.03     7.0000000000        6.6250000000           480               476               356
    734          I             N/A             123,500.00     7.0000000000        6.6250000000           360               360               N/A
    735          I             N/A             325,000.00     7.0000000000        6.6250000000           360               360               N/A
    736          I             N/A             148,750.00     7.0000000000        6.6250000000           360               352               N/A
    737          I             N/A             708,000.00     6.8750000000        6.6250000000           360               355               N/A
    738          I             N/A             259,000.00     7.0000000000        6.6250000000           360               355               N/A
    739          I             N/A             200,000.00     7.0000000000        6.6250000000           360               355               N/A
    740          I             N/A             301,843.35     7.0000000000        6.6250000000           360               355               N/A
    741          I             N/A             336,000.00     6.8750000000        6.6250000000           360               356               N/A
    742          I             N/A             320,000.00     6.8750000000        6.6250000000           360               356               N/A
    743          I             N/A           1,190,000.00     6.8750000000        6.6250000000           360               356               N/A
    744          I             N/A             480,000.00     6.8750000000        6.6250000000           360               356               N/A
    745          I             N/A             567,900.00     6.8750000000        6.6250000000           360               356               N/A
    746          I             N/A              97,600.00     6.8750000000        6.6250000000           360               356               N/A
    747          I             N/A             412,000.00     6.8750000000        6.6250000000           360               356               N/A
    748          I             N/A             490,696.17     6.8750000000        6.6250000000           360               356               N/A
    749          I             N/A             437,850.00     6.8750000000        6.6250000000           360               356               N/A
    750          I             N/A             284,750.00     7.0000000000        6.6250000000           360               356               N/A
    751          I             N/A             632,000.00     6.8750000000        6.6250000000           360               357               N/A
    752          I             N/A              72,000.00     6.8750000000        6.6250000000           360               357               N/A
    753          I             N/A             560,000.00     7.0000000000        6.6250000000           360               357               N/A
    754          I             N/A             515,000.00     7.0000000000        6.6250000000           360               357               N/A
    755          I             N/A             199,900.00     7.0000000000        6.6250000000           360               358               N/A
    756          I             N/A           1,202,500.00     7.0000000000        6.6250000000           360               359               N/A
    757          I             N/A             360,000.00     7.0000000000        6.6250000000           360               359               N/A
    758          I             N/A             400,000.00     7.0000000000        6.6250000000           360               359               N/A
    759          I             N/A             294,000.00     7.0000000000        6.6250000000           360               360               N/A
    760          I             N/A             296,000.00     7.0000000000        6.6250000000           360               360               N/A
    761          I             N/A             268,686.16     6.8750000000        6.6250000000           360               356               N/A
    762          I             N/A             218,474.99     7.0000000000        6.6250000000           360               356               N/A
    763          I             N/A             314,220.87     7.0000000000        6.6250000000           360               357               N/A
    764          I             N/A              90,800.66     7.0000000000        6.6250000000           360               358               N/A
    765          I             N/A             543,554.08     7.0000000000        6.6250000000           360               359               N/A
    766          I             N/A             432,000.00     7.5000000000        6.6350000000           360               359               N/A
    767          I             N/A             187,327.92     7.7500000000        6.6350000000           360               355               N/A
    768          I             N/A             362,650.13     7.3750000000        6.6500000000           360               358               N/A
    769          I             N/A             244,000.00     8.5500000000        6.6550000000           360               354               N/A
    770          I             N/A             496,708.34     8.0000000000        6.6550000000           360               354               N/A
    771          I             N/A             225,000.00     7.1250000000        6.6600000000           360               358               N/A
    772          I             56              448,000.00     6.8750000000        6.6750000000           360               356               N/A
    773          I             58              630,000.00     6.8750000000        6.6750000000           360               358               N/A
    774          I             58            1,715,000.00     6.8750000000        6.6750000000           360               358               N/A
    775          I             59            1,470,000.00     6.8750000000        6.6750000000           360               359               N/A
    776          I             59              488,000.00     6.8750000000        6.6750000000           360               359               N/A
    777          I             60              540,000.00     6.8750000000        6.6750000000           360               360               N/A
    778          I             60              546,800.00     6.8750000000        6.6750000000           360               360               N/A
    779          I             60              650,000.00     6.8750000000        6.6750000000           360               360               N/A
    780          I             60              456,000.00     6.8750000000        6.6750000000           360               360               N/A
    781          I             60              528,000.00     6.8750000000        6.6750000000           360               360               N/A
    782          I             60              632,000.00     6.8750000000        6.6750000000           360               360               N/A
    783          I             60              656,000.00     6.8750000000        6.6750000000           360               360               N/A
    784          I             60              521,600.00     6.8750000000        6.6750000000           360               360               N/A
    785          I             60              448,000.00     6.8750000000        6.6750000000           360               360               N/A
    786          I             60              504,205.00     6.8750000000        6.6750000000           360               360               N/A
    787          I             59              434,992.19     6.8750000000        6.6750000000           360               359               N/A
    788          I             59              441,600.00     6.8750000000        6.6750000000           360               359               N/A
    789          I             59              574,400.00     6.8750000000        6.6750000000           360               359               N/A
    790          I             59              444,000.00     6.8750000000        6.6750000000           360               359               N/A
    791          I             60              424,000.00     6.8750000000        6.6750000000           360               360               N/A
    792          I             60              420,000.00     6.8750000000        6.6750000000           360               360               N/A
    793          I             60              436,000.00     6.8750000000        6.6750000000           360               360               N/A
    794          I             60              460,000.00     6.8750000000        6.6750000000           360               360               N/A
    795          I             60              432,000.00     6.8750000000        6.6750000000           360               360               N/A
    796          I             60              854,000.00     6.8750000000        6.6750000000           360               360               N/A
    797          I             60              456,000.00     6.8750000000        6.6750000000           360               360               N/A
    798          I             56              456,000.00     6.8750000000        6.6750000000           360               356               N/A
    799          I             58              448,211.04     6.8750000000        6.6750000000           360               358               N/A
    800          I             59              939,500.00     6.8750000000        6.6750000000           360               359               N/A
    801          I             59              667,500.00     6.8750000000        6.6750000000           360               359               N/A
    802          I             54              694,700.00     6.8750000000        6.6750000000           360               354               N/A
    803          I             56              440,000.00     6.8750000000        6.6750000000           360               356               N/A
    804          I             59              960,000.00     6.8750000000        6.6750000000           360               359               N/A
    805          I             59            1,465,000.00     6.8750000000        6.6750000000           360               359               N/A
    806          I             59              650,000.00     6.8750000000        6.6750000000           360               359               N/A
    807          I             60              850,000.00     6.8750000000        6.6750000000           360               360               N/A
    808          I             60              500,000.00     6.8750000000        6.6750000000           360               360               N/A
    809          I             60              458,160.00     6.8750000000        6.6750000000           360               360               N/A
    810          I             60              500,000.00     6.8750000000        6.6750000000           360               360               N/A
    811          I             59              621,050.00     6.8750000000        6.6750000000           360               359               N/A
    812          I             54              447,871.67     6.8750000000        6.6750000000           360               354               N/A
    813          I             57              468,000.00     6.8750000000        6.6750000000           360               357               N/A
    814          I             59              428,000.00     6.8750000000        6.6750000000           360               359               N/A
    815          I             N/A             275,601.00     8.3750000000        6.6800000000           360               356               N/A
    816          I             N/A             225,900.00     8.3750000000        6.6800000000           360               356               N/A
    817          I             N/A             323,950.00     7.3750000000        6.6900000000           360               359               N/A
    818          I             N/A             413,000.00     7.5000000000        6.6950000000           360               359               N/A
    819          I             N/A             382,500.00     7.3750000000        6.7000000000           360               360               N/A
    820          I             N/A             345,385.25     7.8750000000        6.7150000000           360               356               N/A
    821          I             N/A             328,014.73     8.6250000000        6.7300000000           360               355               N/A
    822          I             N/A             181,574.96     7.8750000000        6.7400000000           360               359               N/A
    823          I             N/A             117,300.00     7.1250000000        6.7500000000           360               359               N/A
    824          I             N/A             468,000.00     7.1250000000        6.7500000000           360               360               N/A
    825          I             N/A             138,782.00     7.1250000000        6.7500000000           360               354               N/A
    826          I             N/A             220,000.00     7.1250000000        6.7500000000           360               355               N/A
    827          I             N/A           2,000,000.00     7.1250000000        6.7500000000           360               355               N/A
    828          I             N/A             225,000.00     7.1250000000        6.7500000000           360               355               N/A
    829          I             N/A             344,000.00     7.1250000000        6.7500000000           360               355               N/A
    830          I             N/A             171,275.00     7.1250000000        6.7500000000           360               359               N/A
    831          I             N/A             108,000.00     7.0000000000        6.7500000000           360               355               N/A
    832          I             N/A             377,600.00     7.0000000000        6.7500000000           360               359               N/A
    833          I             N/A             474,400.00     7.0000000000        6.7500000000           360               360               N/A
    834          I             N/A           1,000,000.00     7.0000000000        6.7500000000           360               360               N/A
    835          I             N/A             282,341.66     7.0000000000        6.7500000000           360               353               N/A
    836          I             N/A             497,924.69     7.0000000000        6.7500000000           360               355               N/A
    837          I             N/A             487,197.64     7.0000000000        6.7500000000           360               358               N/A
    838          I             N/A           1,327,813.24     7.0000000000        6.7500000000           360               358               N/A
    839          I             N/A             301,600.00     7.1250000000        6.7500000000           360               359               N/A
    840          I             N/A             599,037.51     7.1250000000        6.7500000000           360               358               N/A
    841          I             N/A             454,336.00     7.3750000000        6.7500000000           360               360               N/A
    842          I             N/A             500,000.00     7.1250000000        6.7500000000           360               358               N/A
    843          I             N/A             584,000.00     7.1250000000        6.7500000000           360               359               N/A
    844          I             N/A             432,000.00     7.1250000000        6.7500000000           360               360               N/A
    845          I             N/A             312,000.00     7.1250000000        6.7500000000           480               480               360
    846          I             N/A             160,000.00     7.1250000000        6.7500000000           360               353               N/A
    847          I             N/A             386,250.00     7.1250000000        6.7500000000           360               356               N/A
    848          I             N/A             129,212.00     7.1250000000        6.7500000000           360               355               N/A
    849          I             N/A             327,208.42     7.1250000000        6.7500000000           360               357               N/A
    850          I             N/A             197,522.17     7.1250000000        6.7500000000           360               357               N/A
    851          I             N/A             323,250.00     7.1250000000        6.7500000000           360               355               N/A
    852          I             N/A             223,000.00     7.1250000000        6.7500000000           360               356               N/A
    853          I             N/A             216,000.00     7.1250000000        6.7500000000           360               356               N/A
    854          I             N/A             140,000.00     7.1250000000        6.7500000000           360               359               N/A
    855          I             N/A             537,193.00     7.1250000000        6.7500000000           360               360               N/A
    856          I             N/A             193,153.43     7.1250000000        6.7500000000           360               360               N/A
    857          I             N/A             492,000.00     7.1250000000        6.7500000000           360               360               N/A
    858          I             N/A             173,949.69     7.4250000000        6.7500000000           360               353               N/A
    859          I             N/A             138,750.00     7.1250000000        6.7500000000           360               354               N/A
    860          I             N/A             168,682.00     7.1250000000        6.7500000000           360               355               N/A
    861          I             N/A             288,000.00     7.1250000000        6.7500000000           360               355               N/A
    862          I             N/A             500,000.00     7.0000000000        6.7500000000           360               356               N/A
    863          I             N/A             800,000.00     7.0000000000        6.7500000000           360               356               N/A
    864          I             N/A             248,000.00     7.0000000000        6.7500000000           360               356               N/A
    865          I             N/A             590,000.00     7.0000000000        6.7500000000           360               357               N/A
    866          I             N/A             573,000.00     7.0000000000        6.7500000000           360               357               N/A
    867          I             N/A             499,329.17     7.0000000000        6.7500000000           360               357               N/A
    868          I             N/A             770,000.00     7.1250000000        6.7500000000           360               357               N/A
    869          I             N/A             417,000.00     7.1250000000        6.7500000000           360               358               N/A
    870          I             N/A             192,500.00     7.1250000000        6.7500000000           360               359               N/A
    871          I             N/A             144,418.00     7.1250000000        6.7500000000           360               360               N/A
    872          I             N/A              74,757.95     7.1250000000        6.7500000000           360               356               N/A
    873          I             N/A             166,133.07     7.1250000000        6.7500000000           360               358               N/A
    874          I             N/A             237,409.99     7.1250000000        6.7500000000           360               359               N/A
    875          I             N/A             176,000.00     7.1250000000        6.7500000000           360               360               N/A
    876          I             N/A             423,900.00     7.6250000000        6.7600000000           360               359               N/A
    877          I             N/A             357,000.00     7.7750000000        6.7600000000           360               353               N/A
    878          I             N/A             540,000.00     8.2500000000        6.7650000000           360               356               N/A
    879          I             N/A              76,498.13     7.5000000000        6.7650000000           360               358               N/A
    880          I             N/A             300,700.00     7.2500000000        6.7750000000           360               358               N/A
    881          I             N/A              74,999.07     8.1250000000        6.7800000000           360               354               N/A
    882          I             59              584,000.00     7.0000000000        6.8000000000           360               359               N/A
    883          I             59              448,000.00     7.0000000000        6.8000000000           360               359               N/A
    884          I             59            2,640,000.00     7.0000000000        6.8000000000           360               359               N/A
    885          I             60              496,000.00     7.0000000000        6.8000000000           360               360               N/A
    886          I             60              444,000.00     7.0000000000        6.8000000000           360               360               N/A
    887          I             60              508,000.00     7.0000000000        6.8000000000           360               360               N/A
    888          I             59              615,200.00     7.0000000000        6.8000000000           360               359               N/A
    889          I             59              424,000.00     7.0000000000        6.8000000000           360               359               N/A
    890          I             59              580,000.00     7.0000000000        6.8000000000           360               359               N/A
    891          I             60              479,200.00     7.0000000000        6.8000000000           360               360               N/A
    892          I             60              507,000.00     7.0000000000        6.8000000000           360               360               N/A
    893          I             59              784,000.00     7.0000000000        6.8000000000           360               359               N/A
    894          I             59              556,000.00     7.0000000000        6.8000000000           360               359               N/A
    895          I             60              479,920.00     7.0000000000        6.8000000000           360               360               N/A
    896          I             58              650,000.00     7.0000000000        6.8000000000           360               358               N/A
    897          I             59              693,400.00     7.0000000000        6.8000000000           360               359               N/A
    898          I             59              484,000.00     7.0000000000        6.8000000000           360               359               N/A
    899          I             59              552,000.00     7.0000000000        6.8000000000           360               359               N/A
    900          I             59              520,000.00     7.0000000000        6.8000000000           360               359               N/A
    901          I             60            1,225,000.00     7.0000000000        6.8000000000           360               360               N/A
    902          I             60            1,499,999.00     7.0000000000        6.8000000000           360               360               N/A
    903          I             60              568,000.00     7.0000000000        6.8000000000           360               360               N/A
    904          I             59              941,250.00     7.0000000000        6.8000000000           360               359               N/A
    905          I             N/A             585,000.00     7.3750000000        6.8000000000           360               360               N/A
    906          I             N/A             203,350.00     7.3750000000        6.8000000000           360               355               N/A
    907          I             N/A             369,000.00     7.3750000000        6.8100000000           360               359               N/A
    908          I             N/A             481,500.00     8.0000000000        6.8400000000           360               356               N/A
    909          I             N/A             125,808.01     8.0000000000        6.8400000000           360               356               N/A
    910          I             N/A             399,950.00     7.6250000000        6.8500000000           360               355               N/A
    911          I             N/A             174,999.01     7.3750000000        6.8500000000           360               355               N/A
    912          I             N/A             274,000.00     7.2500000000        6.8750000000           360               354               N/A
    913          I             N/A              70,000.00     7.2500000000        6.8750000000           360               355               N/A
    914          I             N/A             500,000.00     7.2500000000        6.8750000000           360               355               N/A
    915          I             N/A             178,695.35     7.2500000000        6.8750000000           360               355               N/A
    916          I             N/A             462,556.31     7.2500000000        6.8750000000           360               356               N/A
    917          I             N/A             504,000.00     7.2500000000        6.8750000000           360               356               N/A
    918          I             N/A             440,000.00     7.2500000000        6.8750000000           360               356               N/A
    919          I             N/A             297,000.00     7.2500000000        6.8750000000           360               357               N/A
    920          I             N/A             540,180.00     7.2500000000        6.8750000000           360               360               N/A
    921          I             N/A             620,250.00     7.2500000000        6.8750000000           360               355               N/A
    922          I             N/A             649,000.00     7.1250000000        6.8750000000           360               356               N/A
    923          I             N/A              88,900.00     7.1250000000        6.8750000000           360               356               N/A
    924          I             N/A             991,786.02     7.1250000000        6.8750000000           360               350               N/A
    925          I             N/A             317,960.25     7.2500000000        6.8750000000           360               352               N/A
    926          I             N/A             223,093.71     7.1250000000        6.8750000000           360               355               N/A
    927          I             N/A             197,682.37     7.1250000000        6.8750000000           360               358               N/A
    928          I             N/A             199,679.17     7.1250000000        6.8750000000           360               358               N/A
    929          I             N/A             179,438.25     7.1250000000        6.8750000000           180               180               N/A
    930          I             N/A             157,950.28     7.2500000000        6.8750000000           360               356               N/A
    931          I             N/A             999,999.00     7.2500000000        6.8750000000           360               356               N/A
    932          I             N/A             520,000.00     7.2500000000        6.8750000000           360               358               N/A
    933          I             N/A             235,000.00     7.2500000000        6.8750000000           360               359               N/A
    934          I             N/A             139,799.36     7.2500000000        6.8750000000           480               476               356
    935          I             N/A             248,000.00     7.2500000000        6.8750000000           360               357               N/A
    936          I             N/A             636,000.00     7.2500000000        6.8750000000           360               360               N/A
    937          I             N/A             544,000.00     7.2500000000        6.8750000000           360               358               N/A
    938          I             N/A             319,000.00     7.2500000000        6.8750000000           360               359               N/A
    939          I             N/A             641,250.00     7.2500000000        6.8750000000           360               360               N/A
    940          I             N/A             454,000.00     7.2500000000        6.8750000000           360               360               N/A
    941          I             N/A             399,000.00     7.2500000000        6.8750000000           360               360               N/A
    942          I             N/A             211,500.00     7.2500000000        6.8750000000           360               353               N/A
    943          I             N/A             144,748.86     7.2500000000        6.8750000000           360               354               N/A
    944          I             N/A             687,708.00     7.2500000000        6.8750000000           360               355               N/A
    945          I             N/A             239,920.00     7.2500000000        6.8750000000           360               358               N/A
    946          I             N/A             799,200.00     7.2500000000        6.8750000000           360               358               N/A
    947          I             N/A             150,000.00     7.2500000000        6.8750000000           360               360               N/A
    948          I             N/A             280,000.00     7.2500000000        6.8750000000           360               359               N/A
    949          I             N/A             198,400.00     7.2500000000        6.8750000000           360               353               N/A
    950          I             N/A             190,742.36     7.2500000000        6.8750000000           360               354               N/A
    951          I             N/A             108,883.17     7.2500000000        6.8750000000           480               477               357
    952          I             N/A             345,888.50     7.2500000000        6.8750000000           360               357               N/A
    953          I             N/A             110,500.00     7.2500000000        6.8750000000           360               350               N/A
    954          I             N/A             250,000.00     7.2500000000        6.8750000000           360               354               N/A
    955          I             N/A             681,000.00     7.2500000000        6.8750000000           360               355               N/A
    956          I             N/A             160,792.04     7.2500000000        6.8750000000           360               355               N/A
    957          I             N/A             122,320.00     7.2500000000        6.8750000000           360               355               N/A
    958          I             N/A             584,000.00     7.1250000000        6.8750000000           360               356               N/A
    959          I             N/A             495,778.02     7.1250000000        6.8750000000           360               356               N/A
    960          I             N/A             486,000.00     7.1250000000        6.8750000000           360               356               N/A
    961          I             N/A             162,392.00     7.2500000000        6.8750000000           360               356               N/A
    962          I             N/A             464,000.00     7.2500000000        6.8750000000           360               356               N/A
    963          I             N/A             248,000.00     7.1250000000        6.8750000000           360               357               N/A
    964          I             N/A             417,000.00     7.2500000000        6.8750000000           360               358               N/A
    965          I             N/A             650,000.00     7.2500000000        6.8750000000           360               360               N/A
    966          I             N/A           1,487,500.00     7.2500000000        6.8750000000           360               360               N/A
    967          I             N/A             185,864.57     7.2500000000        6.8750000000           360               354               N/A
    968          I             N/A             102,694.85     7.2500000000        6.8750000000           360               355               N/A
    969          I             N/A             207,777.10     7.2500000000        6.8750000000           480               477               357
    970          I             N/A             227,593.28     7.2500000000        6.8750000000           360               358               N/A
    971          I             N/A             200,000.00     7.2500000000        6.8750000000           360               360               N/A
    972          I             N/A             374,400.00     7.2500000000        6.8750000000           360               360               N/A
    973          I             N/A             238,500.00     7.7500000000        6.9050000000           360               356               N/A
    974          I             N/A             289,070.00     8.2500000000        6.9150000000           360               354               N/A
    975          I             N/A             196,172.38     8.1250000000        6.9200000000           360               353               N/A
    976          I             58              578,776.00     7.1250000000        6.9250000000           360               358               N/A
    977          I             59              592,000.00     7.1250000000        6.9250000000           360               359               N/A
    978          I             60              472,000.00     7.1250000000        6.9250000000           360               360               N/A
    979          I             60              616,000.00     7.1250000000        6.9250000000           360               360               N/A
    980          I             60              488,000.00     7.1250000000        6.9250000000           360               360               N/A
    981          I             60              521,000.00     7.1250000000        6.9250000000           360               360               N/A
    982          I             60              500,000.00     7.1250000000        6.9250000000           360               360               N/A
    983          I             54              457,759.83     7.1250000000        6.9250000000           360               354               N/A
    984          I             60              650,000.00     7.1250000000        6.9250000000           360               360               N/A
    985          I             59              550,000.00     7.1250000000        6.9250000000           360               359               N/A
    986          I             59              480,000.00     7.1250000000        6.9250000000           360               359               N/A
    987          I             59              626,500.00     7.1250000000        6.9250000000           360               359               N/A
    988          I             59              571,200.00     7.1250000000        6.9250000000           360               359               N/A
    989          I             60              640,000.00     7.1250000000        6.9250000000           360               360               N/A
    990          I             56              496,000.00     7.1250000000        6.9250000000           360               356               N/A
    991          I             N/A             225,000.00     8.7500000000        6.9350000000           360               357               N/A
    992          I             N/A              63,228.31     7.8750000000        6.9800000000           360               357               N/A
    993          I             N/A             442,400.00     7.3750000000        7.0000000000           360               360               N/A
    994          I             N/A             190,000.00     7.3750000000        7.0000000000           360               355               N/A
    995          I             N/A             115,818.47     7.2500000000        7.0000000000           360               358               N/A
    996          I             N/A             460,000.00     7.3750000000        7.0000000000           360               354               N/A
    997          I             N/A             157,000.00     7.3750000000        7.0000000000           360               354               N/A
    998          I             N/A             224,000.00     7.3750000000        7.0000000000           360               355               N/A
    999          I             N/A             516,319.92     7.2500000000        7.0000000000           360               354               N/A
   1000          I             N/A             480,000.00     7.2500000000        7.0000000000           360               359               N/A
   1001          I             N/A             675,000.00     7.2500000000        7.0000000000           360               360               N/A
   1002          I             N/A             250,831.67     7.3750000000        7.0000000000           360               354               N/A
   1003          I             N/A             365,096.78     7.2500000000        7.0000000000           360               355               N/A
   1004          I             N/A             416,674.69     7.2500000000        7.0000000000           360               359               N/A
   1005          I             N/A             280,000.00     7.3750000000        7.0000000000           360               355               N/A
   1006          I             N/A             811,000.00     7.3750000000        7.0000000000           360               358               N/A
   1007          I             N/A             177,100.00     7.3750000000        7.0000000000           360               359               N/A
   1008          I             N/A             256,000.00     7.3750000000        7.0000000000           360               359               N/A
   1009          I             N/A             200,000.00     7.3750000000        7.0000000000           360               360               N/A
   1010          I             N/A             239,633.62     7.3750000000        7.0000000000           360               358               N/A
   1011          I             N/A             698,931.43     7.3750000000        7.0000000000           360               358               N/A
   1012          I             N/A             494,023.80     7.3750000000        7.0000000000           360               359               N/A
   1013          I             N/A             158,000.00     7.3750000000        7.0000000000           360               355               N/A
   1014          I             N/A             138,481.19     7.3750000000        7.0000000000           360               357               N/A
   1015          I             N/A           1,140,000.00     7.3750000000        7.0000000000           360               358               N/A
   1016          I             N/A             712,500.00     7.3750000000        7.0000000000           360               360               N/A
   1017          I             N/A             572,000.00     7.3750000000        7.0000000000           360               360               N/A
   1018          I             N/A             160,000.00     7.3750000000        7.0000000000           360               360               N/A
   1019          I             N/A             768,000.00     7.3750000000        7.0000000000           360               360               N/A
   1020          I             N/A             417,000.00     7.3750000000        7.0000000000           360               360               N/A
   1021          I             N/A             230,000.00     7.3750000000        7.0000000000           360               356               N/A
   1022          I             N/A             348,246.50     7.3750000000        7.0000000000           360               357               N/A
   1023          I             N/A             442,000.00     7.3750000000        7.0000000000           360               360               N/A
   1024          I             N/A             165,472.00     7.3750000000        7.0000000000           360               356               N/A
   1025          I             N/A             342,000.00     7.3750000000        7.0000000000           360               357               N/A
   1026          I             N/A             218,450.00     7.3750000000        7.0000000000           360               360               N/A
   1027          I             N/A             164,700.00     7.3750000000        7.0000000000           360               355               N/A
   1028          I             N/A              50,000.00     7.3750000000        7.0000000000           360               356               N/A
   1029          I             N/A             279,000.00     7.3750000000        7.0000000000           360               357               N/A
   1030          I             N/A             576,000.00     7.3750000000        7.0000000000           360               360               N/A
   1031          I             N/A             441,887.36     7.3750000000        7.0000000000           360               355               N/A
   1032          I             N/A             960,000.00     7.2500000000        7.0000000000           360               356               N/A
   1033          I             N/A             457,600.00     7.2500000000        7.0000000000           360               356               N/A
   1034          I             N/A             580,000.00     7.2500000000        7.0000000000           360               356               N/A
   1035          I             N/A             750,000.00     7.3750000000        7.0000000000           360               356               N/A
   1036          I             N/A             599,818.75     7.2500000000        7.0000000000           360               357               N/A
   1037          I             N/A             155,999.75     7.3750000000        7.0000000000           360               359               N/A
   1038          I             N/A             337,600.00     7.3750000000        7.0000000000           360               359               N/A
   1039          I             N/A           1,088,750.00     7.3750000000        7.0000000000           360               360               N/A
   1040          I             N/A             300,000.00     7.3750000000        7.0000000000           360               360               N/A
   1041          I             N/A             515,212.47     7.3750000000        7.0000000000           360               356               N/A
   1042          I             N/A             146,747.85     7.3750000000        7.0000000000           360               357               N/A
   1043          I             N/A             220,768.23     7.3750000000        7.0000000000           360               359               N/A
   1044          I             N/A             193,524.89     8.5000000000        7.0150000000           360               356               N/A
   1045          I             N/A             151,500.00     8.7500000000        7.0250000000           360               356               N/A
   1046          I             59              650,000.00     7.2500000000        7.0500000000           360               359               N/A
   1047          I             59              449,600.00     7.2500000000        7.0500000000           360               359               N/A
   1048          I             60              624,000.00     7.2500000000        7.0500000000           360               360               N/A
   1049          I             59              460,000.00     7.2500000000        7.0500000000           360               359               N/A
   1050          I             57              931,000.00     7.2500000000        7.0500000000           360               357               N/A
   1051          I             59              610,400.00     7.2500000000        7.0500000000           360               359               N/A
   1052          I             59              472,000.00     7.2500000000        7.0500000000           360               359               N/A
   1053          I             60              462,400.00     7.2500000000        7.0500000000           360               360               N/A
   1054          I             60              832,000.00     7.2500000000        7.0500000000           360               360               N/A
   1055          I             58            1,820,000.00     7.2500000000        7.0500000000           360               358               N/A
   1056          I             59              448,000.00     7.2500000000        7.0500000000           360               359               N/A
   1057          I             60              512,000.00     7.2500000000        7.0500000000           360               360               N/A
   1058          I             60              880,000.00     7.2500000000        7.0500000000           360               360               N/A
   1059          I             58              480,000.00     7.2500000000        7.0500000000           360               358               N/A
   1060          I             59              551,200.00     7.2500000000        7.0500000000           360               359               N/A
   1061          I             60              500,000.00     7.2500000000        7.0500000000           360               360               N/A
   1062          I             60              795,000.00     7.2500000000        7.0500000000           360               360               N/A
   1063          I             59              517,500.00     7.2500000000        7.0500000000           360               359               N/A
   1064          I             56              458,551.57     7.2500000000        7.0500000000           360               356               N/A
   1065          I             59              865,000.00     7.2500000000        7.0500000000           360               359               N/A
   1066          I             N/A             238,000.00     8.3750000000        7.0900000000           360               360               N/A
   1067          I             N/A             234,670.00     8.7500000000        7.0950000000           360               356               N/A
   1068          I             N/A             183,350.00     7.8750000000        7.1000000000           360               360               N/A
   1069          I             N/A              82,477.70     8.2500000000        7.1050000000           360               354               N/A
   1070          I             N/A             164,017.39     7.7500000000        7.1050000000           360               358               N/A
   1071          I             N/A             285,000.00     7.5000000000        7.1250000000           360               359               N/A
   1072          I             N/A             280,000.00     7.5000000000        7.1250000000           360               360               N/A
   1073          I             N/A             243,200.00     7.5000000000        7.1250000000           360               357               N/A
   1074          I             N/A             470,000.00     7.5000000000        7.1250000000           360               352               N/A
   1075          I             N/A             101,250.00     7.5000000000        7.1250000000           360               353               N/A
   1076          I             N/A             468,000.00     7.5000000000        7.1250000000           360               354               N/A
   1077          I             N/A             175,950.00     7.5000000000        7.1250000000           360               354               N/A
   1078          I             N/A             208,000.00     7.5000000000        7.1250000000           360               357               N/A
   1079          I             N/A             144,355.42     7.5000000000        7.1250000000           360               357               N/A
   1080          I             N/A             141,600.00     7.5000000000        7.1250000000           360               357               N/A
   1081          I             N/A             507,000.00     7.5000000000        7.1250000000           360               358               N/A
   1082          I             N/A             650,000.00     7.5000000000        7.1250000000           360               358               N/A
   1083          I             N/A             940,000.00     7.5000000000        7.1250000000           360               359               N/A
   1084          I             N/A             459,000.00     7.5000000000        7.1250000000           360               359               N/A
   1085          I             N/A             909,182.91     7.3750000000        7.1250000000           360               358               N/A
   1086          I             N/A             319,000.00     7.3750000000        7.1250000000           360               358               N/A
   1087          I             N/A             408,000.00     7.3750000000        7.1250000000           360               360               N/A
   1088          I             N/A             212,001.44     7.3750000000        7.1250000000           360               351               N/A
   1089          I             N/A             238,914.51     7.5000000000        7.1250000000           360               354               N/A
   1090          I             N/A             294,661.23     7.5000000000        7.1250000000           360               354               N/A
   1091          I             N/A             189,416.33     7.3750000000        7.1250000000           360               356               N/A
   1092          I             N/A             303,301.77     7.3750000000        7.1250000000           360               357               N/A
   1093          I             N/A             265,993.33     7.3750000000        7.1250000000           360               358               N/A
   1094          I             N/A             133,000.00     7.5000000000        7.1250000000           360               358               N/A
   1095          I             N/A             526,000.00     7.5000000000        7.1250000000           360               358               N/A
   1096          I             N/A             716,188.76     7.5000000000        7.1250000000           360               353               N/A
   1097          I             N/A             665,257.99     7.5000000000        7.1250000000           360               358               N/A
   1098          I             N/A             218,125.99     7.5000000000        7.1250000000           360               359               N/A
   1099          I             N/A              58,800.00     7.5000000000        7.1250000000           360               354               N/A
   1100          I             N/A             483,200.00     7.5000000000        7.1250000000           360               356               N/A
   1101          I             N/A             348,500.00     7.5000000000        7.1250000000           360               358               N/A
   1102          I             N/A             390,000.00     7.5000000000        7.1250000000           360               358               N/A
   1103          I             N/A             431,311.03     7.5000000000        7.1250000000           360               358               N/A
   1104          I             N/A             304,000.00     7.5000000000        7.1250000000           360               358               N/A
   1105          I             N/A             346,850.00     7.5000000000        7.1250000000           360               359               N/A
   1106          I             N/A             288,000.00     7.5000000000        7.1250000000           360               360               N/A
   1107          I             N/A             142,452.00     7.5000000000        7.1250000000           360               360               N/A
   1108          I             N/A           1,925,000.00     7.5000000000        7.1250000000           360               360               N/A
   1109          I             N/A             187,500.00     7.5000000000        7.1250000000           360               360               N/A
   1110          I             N/A             278,287.94     7.5000000000        7.1250000000           480               479               359
   1111          I             N/A             413,000.00     7.5000000000        7.1250000000           360               360               N/A
   1112          I             N/A             123,600.00     7.5000000000        7.1250000000           480               480               360
   1113          I             N/A             619,500.00     7.5000000000        7.1250000000           360               356               N/A
   1114          I             N/A             588,700.00     7.5000000000        7.1250000000           360               357               N/A
   1115          I             N/A             251,435.42     7.5000000000        7.1250000000           360               357               N/A
   1116          I             N/A             358,000.00     7.5000000000        7.1250000000           360               360               N/A
   1117          I             N/A             160,500.00     7.5000000000        7.1250000000           360               350               N/A
   1118          I             N/A             292,000.00     7.5000000000        7.1250000000           360               354               N/A
   1119          I             N/A             130,400.00     7.5000000000        7.1250000000           360               354               N/A
   1120          I             N/A             477,280.00     7.5000000000        7.1250000000           360               354               N/A
   1121          I             N/A             117,000.00     7.5000000000        7.1250000000           360               358               N/A
   1122          I             N/A             143,200.00     7.5000000000        7.1250000000           360               360               N/A
   1123          I             N/A             286,400.00     7.5000000000        7.1250000000           360               360               N/A
   1124          I             N/A           1,716,690.15     7.5000000000        7.1250000000           360               358               N/A
   1125          I             N/A             840,000.00     7.5000000000        7.1250000000           360               359               N/A
   1126          I             N/A             149,600.00     7.5000000000        7.1250000000           360               351               N/A
   1127          I             N/A             959,700.00     7.5000000000        7.1250000000           360               355               N/A
   1128          I             N/A             224,000.00     7.5000000000        7.1250000000           360               355               N/A
   1129          I             N/A             770,200.00     7.5000000000        7.1250000000           360               355               N/A
   1130          I             N/A              68,000.00     7.5000000000        7.1250000000           360               355               N/A
   1131          I             N/A           1,457,500.00     7.3750000000        7.1250000000           360               356               N/A
   1132          I             N/A             656,048.34     7.3750000000        7.1250000000           360               356               N/A
   1133          I             N/A             467,928.98     7.3750000000        7.1250000000           360               356               N/A
   1134          I             N/A             434,400.00     7.3750000000        7.1250000000           360               356               N/A
   1135          I             N/A             583,989.17     7.3750000000        7.1250000000           360               356               N/A
   1136          I             N/A             460,000.00     7.5000000000        7.1250000000           360               356               N/A
   1137          I             N/A             171,350.00     7.5000000000        7.1250000000           360               356               N/A
   1138          I             N/A             495,996.65     7.3750000000        7.1250000000           360               357               N/A
   1139          I             N/A           1,342,500.00     7.5000000000        7.1250000000           360               357               N/A
   1140          I             N/A             783,600.00     7.5000000000        7.1250000000           360               357               N/A
   1141          I             N/A             999,999.00     7.5000000000        7.1250000000           360               358               N/A
   1142          I             N/A             379,875.00     7.5000000000        7.1250000000           360               358               N/A
   1143          I             N/A             536,000.00     7.5000000000        7.1250000000           360               359               N/A
   1144          I             N/A           1,200,500.00     7.5000000000        7.1250000000           360               360               N/A
   1145          I             N/A             623,000.00     7.5000000000        7.1250000000           360               360               N/A
   1146          I             N/A             352,000.00     7.5000000000        7.1250000000           360               360               N/A
   1147          I             N/A             273,158.92     7.5000000000        7.1250000000           360               354               N/A
   1148          I             N/A             305,954.04     7.5000000000        7.1250000000           360               355               N/A
   1149          I             N/A             332,500.00     7.8750000000        7.1600000000           360               354               N/A
   1150          I             N/A             169,001.00     8.3750000000        7.1600000000           360               356               N/A
   1151          I             N/A             487,729.00     8.3750000000        7.1600000000           360               356               N/A
   1152          I             60              524,000.00     7.3750000000        7.1750000000           360               360               N/A
   1153          I             60              650,000.00     7.3750000000        7.1750000000           360               360               N/A
   1154          I             60              500,000.00     7.3750000000        7.1750000000           360               360               N/A
   1155          I             60              960,000.00     7.3750000000        7.1750000000           360               360               N/A
   1156          I             59              500,000.00     7.3750000000        7.1750000000           360               359               N/A
   1157          I             56              697,849.69     7.3750000000        7.1750000000           360               356               N/A
   1158          I             60              468,000.00     7.3750000000        7.1750000000           360               360               N/A
   1159          I             59              920,000.00     7.3750000000        7.1750000000           360               359               N/A
   1160          I             55              552,000.00     7.3750000000        7.1750000000           360               355               N/A
   1161          I             59              440,000.00     7.3750000000        7.1750000000           360               359               N/A
   1162          I             59              436,000.00     7.3750000000        7.1750000000           360               359               N/A
   1163          I             60              522,360.00     7.3750000000        7.1750000000           360               360               N/A
   1164          I             60              447,200.00     7.3750000000        7.1750000000           360               360               N/A
   1165          I             60              500,000.00     7.3750000000        7.1750000000           360               360               N/A
   1166          I             N/A             234,450.00     7.7500000000        7.1750000000           360               360               N/A
   1167          I             N/A             435,000.00     8.1250000000        7.1800000000           360               354               N/A
   1168          I             N/A             208,650.00     7.7500000000        7.1850000000           360               359               N/A
   1169          I             N/A             150,300.00     8.1250000000        7.1900000000           360               360               N/A
   1170          I             N/A             612,000.00     7.7500000000        7.2050000000           360               356               N/A
   1171          I             N/A             348,000.00     8.3750000000        7.2100000000           360               355               N/A
   1172          I             N/A              70,200.00     8.3750000000        7.2150000000           360               356               N/A
   1173          I             N/A             333,000.00     8.3750000000        7.2150000000           360               357               N/A
   1174          I             N/A             471,632.50     8.3750000000        7.2400000000           480               473               353
   1175          I             N/A             215,550.00     7.7500000000        7.2450000000           360               353               N/A
   1176          I             N/A              91,724.30     7.5000000000        7.2500000000           360               356               N/A
   1177          I             N/A             160,000.00     7.6250000000        7.2500000000           360               360               N/A
   1178          I             N/A             169,600.00     7.6250000000        7.2500000000           360               354               N/A
   1179          I             N/A             104,000.00     7.5000000000        7.2500000000           360               356               N/A
   1180          I             N/A             504,000.00     7.6250000000        7.2500000000           360               358               N/A
   1181          I             N/A             580,000.00     7.6250000000        7.2500000000           360               358               N/A
   1182          I             N/A              94,400.00     7.5000000000        7.2500000000           360               355               N/A
   1183          I             N/A             113,600.00     7.5000000000        7.2500000000           360               356               N/A
   1184          I             N/A             312,000.00     7.5000000000        7.2500000000           360               358               N/A
   1185          I             N/A             880,000.00     7.5000000000        7.2500000000           360               358               N/A
   1186          I             N/A             388,000.00     7.5000000000        7.2500000000           360               358               N/A
   1187          I             N/A             292,200.00     7.5000000000        7.2500000000           360               360               N/A
   1188          I             N/A              69,736.99     7.5000000000        7.2500000000           360               355               N/A
   1189          I             N/A             143,685.35     7.6250000000        7.2500000000           360               357               N/A
   1190          I             N/A             112,600.00     7.6250000000        7.2500000000           360               360               N/A
   1191          I             N/A             200,000.00     7.6250000000        7.2500000000           360               358               N/A
   1192          I             N/A             431,500.00     7.6250000000        7.2500000000           360               360               N/A
   1193          I             N/A           2,507,000.00     7.6250000000        7.2500000000           360               358               N/A
   1194          I             N/A             410,101.88     7.6250000000        7.2500000000           360               357               N/A
   1195          I             N/A             257,625.35     7.6250000000        7.2500000000           360               358               N/A
   1196          I             N/A              98,426.19     7.6250000000        7.2500000000           360               356               N/A
   1197          I             N/A             102,500.00     7.8750000000        7.2500000000           360               359               N/A
   1198          I             N/A             329,278.91     7.6250000000        7.2500000000           360               357               N/A
   1199          I             N/A              81,250.00     7.6250000000        7.2500000000           360               349               N/A
   1200          I             N/A             651,750.00     7.6250000000        7.2500000000           360               358               N/A
   1201          I             N/A             384,000.00     7.6250000000        7.2500000000           360               358               N/A
   1202          I             N/A             126,400.00     7.6250000000        7.2500000000           360               358               N/A
   1203          I             N/A             648,000.00     7.6250000000        7.2500000000           360               358               N/A
   1204          I             N/A             450,000.00     7.6250000000        7.2500000000           360               360               N/A
   1205          I             N/A             411,200.00     7.6250000000        7.2500000000           360               360               N/A
   1206          I             N/A             167,598.00     7.6250000000        7.2500000000           360               360               N/A
   1207          I             N/A             280,951.42     7.6250000000        7.2500000000           360               358               N/A
   1208          I             N/A           1,320,000.00     7.6250000000        7.2500000000           360               359               N/A
   1209          I             N/A             201,200.00     7.6250000000        7.2500000000           360               358               N/A
   1210          I             N/A             955,405.00     7.6250000000        7.2500000000           360               347               N/A
   1211          I             N/A             580,955.31     7.6250000000        7.2500000000           360               352               N/A
   1212          I             N/A             194,440.00     7.6250000000        7.2500000000           360               354               N/A
   1213          I             N/A             151,457.87     7.6250000000        7.2500000000           360               357               N/A
   1214          I             N/A             487,500.00     7.6250000000        7.2500000000           360               358               N/A
   1215          I             N/A             500,000.00     7.6250000000        7.2500000000           360               360               N/A
   1216          I             N/A             407,200.00     7.6250000000        7.2500000000           360               354               N/A
   1217          I             N/A             132,359.52     7.6250000000        7.2500000000           360               354               N/A
   1218          I             N/A             274,196.25     7.6250000000        7.2500000000           360               356               N/A
   1219          I             N/A              72,291.68     7.6250000000        7.2500000000           360               357               N/A
   1220          I             N/A             999,000.00     7.6250000000        7.2500000000           360               357               N/A
   1221          I             N/A             198,000.00     7.6250000000        7.2500000000           360               352               N/A
   1222          I             N/A             211,900.00     7.6250000000        7.2500000000           360               351               N/A
   1223          I             N/A              86,414.78     7.6250000000        7.2500000000           360               354               N/A
   1224          I             N/A             206,000.00     7.5000000000        7.2500000000           360               355               N/A
   1225          I             N/A             531,000.00     7.6250000000        7.2500000000           360               355               N/A
   1226          I             N/A             549,500.00     7.6250000000        7.2500000000           360               355               N/A
   1227          I             N/A             431,261.00     7.6250000000        7.2500000000           360               355               N/A
   1228          I             N/A             198,000.00     7.6250000000        7.2500000000           360               355               N/A
   1229          I             N/A             500,000.00     7.6250000000        7.2500000000           360               356               N/A
   1230          I             N/A             431,900.00     7.5000000000        7.2500000000           360               356               N/A
   1231          I             N/A             271,874.50     7.5000000000        7.2500000000           360               356               N/A
   1232          I             N/A             768,000.00     7.5000000000        7.2500000000           360               356               N/A
   1233          I             N/A             260,000.00     7.5000000000        7.2500000000           360               356               N/A
   1234          I             N/A             204,800.00     7.6250000000        7.2500000000           360               356               N/A
   1235          I             N/A             342,400.00     7.6250000000        7.2500000000           360               356               N/A
   1236          I             N/A             704,000.00     7.5000000000        7.2500000000           360               357               N/A
   1237          I             N/A             765,107.29     7.6250000000        7.2500000000           360               357               N/A
   1238          I             N/A             472,815.00     7.6250000000        7.2500000000           360               357               N/A
   1239          I             N/A             700,000.00     7.6250000000        7.2500000000           360               358               N/A
   1240          I             N/A             600,000.00     7.6250000000        7.2500000000           360               359               N/A
   1241          I             N/A             144,000.00     7.6250000000        7.2500000000           360               359               N/A
   1242          I             N/A              98,873.30     8.2500000000        7.2550000000           360               358               N/A
   1243          I             N/A             463,500.00     7.7500000000        7.2750000000           360               358               N/A
   1244          I             N/A              88,065.00     9.1250000000        7.2800000000           360               360               N/A
   1245          I             N/A             276,210.00     8.6250000000        7.2900000000           360               357               N/A
   1246          I             59              559,200.00     7.5000000000        7.3000000000           360               359               N/A
   1247          I             59              440,000.00     7.5000000000        7.3000000000           360               359               N/A
   1248          I             59              720,000.00     7.5000000000        7.3000000000           360               359               N/A
   1249          I             60              550,000.00     7.5000000000        7.3000000000           360               360               N/A
   1250          I             60              559,200.00     7.5000000000        7.3000000000           360               360               N/A
   1251          I             60              500,000.00     7.5000000000        7.3000000000           360               360               N/A
   1252          I             59              958,591.25     7.5000000000        7.3000000000           360               359               N/A
   1253          I             60            1,072,000.00     7.5000000000        7.3000000000           360               360               N/A
   1254          I             60              432,000.00     7.5000000000        7.3000000000           360               360               N/A
   1255          I             60              500,000.00     7.5000000000        7.3000000000           360               360               N/A
   1256          I             59            1,237,500.00     7.5000000000        7.3000000000           360               359               N/A
   1257          I             59              624,000.00     7.5000000000        7.3000000000           360               359               N/A
   1258          I             59              471,200.00     7.5000000000        7.3000000000           360               359               N/A
   1259          I             59            1,223,500.00     7.5000000000        7.3000000000           360               359               N/A
   1260          I             N/A             283,196.75     9.1250000000        7.3100000000           360               358               N/A
   1261          I             N/A             202,253.78     8.5000000000        7.3150000000           360               358               N/A
   1262          I             N/A              94,500.00     8.1250000000        7.3200000000           360               357               N/A
   1263          I             N/A             193,166.18     8.1250000000        7.3300000000           480               477               357
   1264          I             N/A             376,350.00     8.7500000000        7.3450000000           360               356               N/A
   1265          I             N/A             408,000.00     7.7500000000        7.3750000000           360               354               N/A
   1266          I             N/A              91,866.38     7.6250000000        7.3750000000           360               358               N/A
   1267          I             N/A             324,000.00     7.7500000000        7.3750000000           360               360               N/A
   1268          I             N/A             176,250.00     7.7500000000        7.3750000000           360               353               N/A
   1269          I             N/A             304,000.00     7.7500000000        7.3750000000           360               354               N/A
   1270          I             N/A             175,750.00     7.7500000000        7.3750000000           360               354               N/A
   1271          I             N/A             206,312.00     7.7500000000        7.3750000000           360               355               N/A
   1272          I             N/A             204,000.00     7.7500000000        7.3750000000           360               355               N/A
   1273          I             N/A             840,000.00     7.7500000000        7.3750000000           360               356               N/A
   1274          I             N/A             255,000.00     7.7500000000        7.3750000000           360               358               N/A
   1275          I             N/A             175,934.68     7.7500000000        7.3750000000           360               358               N/A
   1276          I             N/A              86,000.00     7.7500000000        7.3750000000           360               359               N/A
   1277          I             N/A             304,199.50     7.7500000000        7.3750000000           360               359               N/A
   1278          I             N/A             720,000.00     7.7500000000        7.3750000000           360               357               N/A
   1279          I             N/A             987,836.71     7.6250000000        7.3750000000           360               357               N/A
   1280          I             N/A              86,136.06     7.7500000000        7.3750000000           360               357               N/A
   1281          I             N/A             460,000.00     7.7500000000        7.3750000000           360               360               N/A
   1282          I             N/A             244,000.00     7.7500000000        7.3750000000           360               360               N/A
   1283          I             N/A             171,509.69     7.7500000000        7.3750000000           360               356               N/A
   1284          I             N/A             300,000.00     7.7500000000        7.3750000000           360               359               N/A
   1285          I             N/A             384,000.00     7.7500000000        7.3750000000           360               360               N/A
   1286          I             N/A           2,000,000.00     7.7500000000        7.3750000000           360               356               N/A
   1287          I             N/A             225,600.00     7.7500000000        7.3750000000           360               358               N/A
   1288          I             N/A             227,500.00     7.7500000000        7.3750000000           360               360               N/A
   1289          I             N/A             222,400.00     7.7500000000        7.3750000000           360               360               N/A
   1290          I             N/A             334,750.00     7.7500000000        7.3750000000           360               360               N/A
   1291          I             N/A             343,680.24     7.7500000000        7.3750000000           480               477               357
   1292          I             N/A             514,500.00     7.7500000000        7.3750000000           360               354               N/A
   1293          I             N/A             265,400.00     7.7500000000        7.3750000000           360               356               N/A
   1294          I             N/A             127,500.00     7.7500000000        7.3750000000           360               358               N/A
   1295          I             N/A             280,000.00     7.7500000000        7.3750000000           360               360               N/A
   1296          I             N/A             574,500.00     7.7500000000        7.3750000000           360               360               N/A
   1297          I             N/A             760,000.00     7.7500000000        7.3750000000           360               360               N/A
   1298          I             N/A             472,500.00     7.7500000000        7.3750000000           360               356               N/A
   1299          I             N/A             261,446.33     7.7500000000        7.3750000000           360               354               N/A
   1300          I             N/A             628,657.40     7.7500000000        7.3750000000           360               357               N/A
   1301          I             N/A             128,439.18     8.0000000000        7.3750000000           360               357               N/A
   1302          I             N/A             272,000.00     7.7500000000        7.3750000000           360               360               N/A
   1303          I             N/A           1,316,283.00     7.7500000000        7.3750000000           360               356               N/A
   1304          I             N/A             624,000.00     7.7500000000        7.3750000000           360               360               N/A
   1305          I             N/A             399,990.95     7.7500000000        7.3750000000           360               354               N/A
   1306          I             N/A             692,450.00     7.6250000000        7.3750000000           360               355               N/A
   1307          I             N/A             252,000.00     7.7500000000        7.3750000000           360               355               N/A
   1308          I             N/A             284,000.00     7.7500000000        7.3750000000           360               355               N/A
   1309          I             N/A             150,000.00     7.7500000000        7.3750000000           360               356               N/A
   1310          I             N/A             492,800.00     7.6250000000        7.3750000000           360               356               N/A
   1311          I             N/A           1,600,000.00     7.7500000000        7.3750000000           360               356               N/A
   1312          I             N/A             775,891.28     7.7500000000        7.3750000000           360               356               N/A
   1313          I             N/A             228,000.00     7.7500000000        7.3750000000           360               356               N/A
   1314          I             N/A             336,351.25     7.7500000000        7.3750000000           360               357               N/A
   1315          I             N/A             238,400.00     7.7500000000        7.3750000000           360               358               N/A
   1316          I             N/A             126,150.00     7.7500000000        7.3750000000           360               358               N/A
   1317          I             N/A             235,200.00     7.7500000000        7.3750000000           360               360               N/A
   1318          I             N/A             280,000.00     7.7500000000        7.3750000000           360               360               N/A
   1319          I             N/A           1,486,971.78     7.7500000000        7.3750000000           360               353               N/A
   1320          I             N/A             462,400.00     7.7500000000        7.3750000000           360               359               N/A
   1321          I             N/A             371,250.00     7.7500000000        7.3750000000           360               360               N/A
   1322          I             N/A             100,000.00     8.6250000000        7.3800000000           360               357               N/A
   1323          I             N/A             270,864.00     8.6250000000        7.3800000000           360               357               N/A
   1324          I             N/A             499,500.00     8.5000000000        7.3850000000           360               358               N/A
   1325          I             N/A             134,752.05     8.6250000000        7.4000000000           360               357               N/A
   1326          I             59              484,000.00     7.6250000000        7.4250000000           360               359               N/A
   1327          I             59              468,000.00     7.6250000000        7.4250000000           360               359               N/A
   1328          I             57              440,000.00     7.6250000000        7.4250000000           360               357               N/A
   1329          I             59              525,000.00     7.6250000000        7.4250000000           360               359               N/A
   1330          I             60              556,000.00     7.6250000000        7.4250000000           360               360               N/A
   1331          I             58              475,171.00     7.6250000000        7.4250000000           360               358               N/A
   1332          I             57              960,000.00     7.6250000000        7.4250000000           360               357               N/A
   1333          I             59              475,999.00     7.6250000000        7.4250000000           360               359               N/A
   1334          I             59              636,000.00     7.6250000000        7.4250000000           360               359               N/A
   1335          I             59              584,000.00     7.6250000000        7.4250000000           360               359               N/A
   1336          I             59              548,000.00     7.6250000000        7.4250000000           360               359               N/A
   1337          I             59              488,000.00     7.6250000000        7.4250000000           360               359               N/A
   1338          I             60              480,000.00     7.6250000000        7.4250000000           360               360               N/A
   1339          I             60              616,000.00     7.6250000000        7.4250000000           360               360               N/A
   1340          I             57              456,000.00     7.6250000000        7.4250000000           360               357               N/A
   1341          I             N/A             236,700.00     8.0000000000        7.4250000000           360               353               N/A
   1342          I             59              599,565.74     7.6250000000        7.4250000000           360               359               N/A
   1343          I             N/A             629,992.13     9.1250000000        7.4300000000           360               350               N/A
   1344          I             60              418,500.00     8.1250000000        7.4350000000           360               360               N/A
   1345          I             60              630,000.00     8.1250000000        7.4350000000           360               360               N/A
   1346          I             N/A             441,000.00     8.6250000000        7.4900000000           360               360               N/A
   1347          I             N/A             212,000.00     7.8750000000        7.5000000000           360               355               N/A
   1348          I             N/A             136,500.00     7.8750000000        7.5000000000           360               354               N/A
   1349          I             N/A             205,519.00     7.8750000000        7.5000000000           360               355               N/A
   1350          I             N/A             436,600.83     7.8750000000        7.5000000000           360               356               N/A
   1351          I             N/A             436,000.00     7.8750000000        7.5000000000           360               356               N/A
   1352          I             N/A             148,000.00     7.8750000000        7.5000000000           360               357               N/A
   1353          I             N/A             256,000.00     7.8750000000        7.5000000000           360               358               N/A
   1354          I             N/A             376,000.00     7.8750000000        7.5000000000           360               353               N/A
   1355          I             N/A             595,940.96     7.7500000000        7.5000000000           360               356               N/A
   1356          I             N/A             560,000.00     7.8750000000        7.5000000000           360               357               N/A
   1357          I             N/A             198,873.25     7.8750000000        7.5000000000           360               352               N/A
   1358          I             N/A              70,003.83     7.8750000000        7.5000000000           360               354               N/A
   1359          I             N/A             303,352.13     7.7500000000        7.5000000000           360               357               N/A
   1360          I             N/A             156,478.09     7.7500000000        7.5000000000           360               358               N/A
   1361          I             N/A             979,972.08     7.8750000000        7.5000000000           360               360               N/A
   1362          I             N/A              63,971.53     7.8750000000        7.5000000000           360               358               N/A
   1363          I             N/A           1,573,232.41     7.8750000000        7.5000000000           480               478               358
   1364          I             N/A             281,600.00     7.8750000000        7.5000000000           360               360               N/A
   1365          I             N/A             212,000.00     7.8750000000        7.5000000000           360               358               N/A
   1366          I             N/A             551,999.98     7.8750000000        7.5000000000           360               357               N/A
   1367          I             N/A             579,999.96     7.8750000000        7.5000000000           360               358               N/A
   1368          I             N/A             360,000.00     7.8750000000        7.5000000000           360               359               N/A
   1369          I             N/A             165,600.00     7.8750000000        7.5000000000           360               360               N/A
   1370          I             N/A             180,000.00     7.8750000000        7.5000000000           360               360               N/A
   1371          I             N/A           1,000,000.00     7.8750000000        7.5000000000           360               360               N/A
   1372          I             N/A             880,000.00     7.8750000000        7.5000000000           360               360               N/A
   1373          I             N/A             150,210.00     7.8750000000        7.5000000000           360               360               N/A
   1374          I             N/A             318,363.80     7.8750000000        7.5000000000           360               357               N/A
   1375          I             N/A             115,895.97     7.8750000000        7.5000000000           480               477               357
   1376          I             N/A             120,739.00     7.8750000000        7.5000000000           480               480               360
   1377          I             N/A             199,960.00     7.8750000000        7.5000000000           360               355               N/A
   1378          I             N/A             201,379.63     7.8750000000        7.5000000000           360               354               N/A
   1379          I             N/A             693,000.00     7.8750000000        7.5000000000           360               358               N/A
   1380          I             N/A             264,000.00     7.8750000000        7.5000000000           360               354               N/A
   1381          I             N/A             152,000.00     7.8750000000        7.5000000000           360               354               N/A
   1382          I             N/A             980,000.00     7.8750000000        7.5000000000           360               355               N/A
   1383          I             N/A             363,596.04     7.8750000000        7.5000000000           360               355               N/A
   1384          I             N/A             241,992.00     7.8750000000        7.5000000000           360               356               N/A
   1385          I             N/A             165,000.00     7.8750000000        7.5000000000           360               360               N/A
   1386          I             N/A             336,000.00     7.8750000000        7.5000000000           360               357               N/A
   1387          I             N/A              89,875.73     7.8750000000        7.5000000000           360               358               N/A
   1388          I             N/A              97,964.54     7.8750000000        7.5000000000           360               358               N/A
   1389          I             N/A           1,256,250.00     7.8750000000        7.5000000000           360               359               N/A
   1390          I             N/A             108,000.00     7.8750000000        7.5000000000           360               354               N/A
   1391          I             N/A             268,000.00     7.8750000000        7.5000000000           360               356               N/A
   1392          I             N/A             603,665.25     7.8750000000        7.5000000000           360               358               N/A
   1393          I             N/A             512,000.00     7.8750000000        7.5000000000           360               352               N/A
   1394          I             N/A             500,000.00     7.8750000000        7.5000000000           360               353               N/A
   1395          I             N/A             215,575.94     7.8750000000        7.5000000000           360               355               N/A
   1396          I             N/A             430,900.00     7.8750000000        7.5000000000           360               355               N/A
   1397          I             N/A             218,397.61     7.8750000000        7.5000000000           360               355               N/A
   1398          I             N/A             368,000.00     7.7500000000        7.5000000000           360               356               N/A
   1399          I             N/A           1,404,000.00     7.7500000000        7.5000000000           360               356               N/A
   1400          I             N/A             426,500.00     7.7500000000        7.5000000000           360               356               N/A
   1401          I             N/A           1,217,599.95     7.7500000000        7.5000000000           360               356               N/A
   1402          I             N/A             556,000.00     7.7500000000        7.5000000000           360               356               N/A
   1403          I             N/A             488,000.00     7.7500000000        7.5000000000           360               356               N/A
   1404          I             N/A             465,599.50     7.8750000000        7.5000000000           360               357               N/A
   1405          I             N/A           1,280,800.00     7.8750000000        7.5000000000           360               357               N/A
   1406          I             N/A             394,250.00     7.8750000000        7.5000000000           360               357               N/A
   1407          I             N/A             528,750.00     7.8750000000        7.5000000000           360               358               N/A
   1408          I             N/A             650,000.00     7.8750000000        7.5000000000           360               358               N/A
   1409          I             N/A             371,800.00     7.8750000000        7.5000000000           360               359               N/A
   1410          I             N/A             451,000.00     7.8750000000        7.5000000000           360               360               N/A
   1411          I             N/A             704,000.00     7.8750000000        7.5000000000           360               360               N/A
   1412          I             N/A             234,500.00     7.8750000000        7.5000000000           360               360               N/A
   1413          I             N/A              99,389.20     7.8750000000        7.5000000000           360               339               N/A
   1414          I             N/A              95,067.37     7.8750000000        7.5000000000           360               355               N/A
   1415          I             N/A             455,028.21     7.7500000000        7.5000000000           360               357               N/A
   1416          I             N/A             200,000.00     7.8750000000        7.5000000000           360               360               N/A
   1417          I             N/A             200,000.00     7.8750000000        7.5000000000           360               360               N/A
   1418          I             N/A             695,200.00     7.8750000000        7.5000000000           360               360               N/A
   1419          I             N/A             136,000.00     7.8750000000        7.5000000000           360               360               N/A
   1420          I             N/A             360,915.90     8.6250000000        7.5100000000           360               355               N/A
   1421          I             N/A             184,878.98     8.1250000000        7.5100000000           360               359               N/A
   1422          I             N/A             135,000.00     9.0000000000        7.5150000000           360               356               N/A
   1423          I             N/A             558,865.20     8.0000000000        7.5250000000           360               357               N/A
   1424          I             59              470,400.00     7.7500000000        7.5500000000           360               359               N/A
   1425          I             60              436,000.00     7.7500000000        7.5500000000           360               360               N/A
   1426          I             60              560,000.00     7.7500000000        7.5500000000           360               360               N/A
   1427          I             60              528,000.00     7.7500000000        7.5500000000           360               360               N/A
   1428          I             60              500,000.00     7.7500000000        7.5500000000           360               360               N/A
   1429          I             59              600,000.00     7.7500000000        7.5500000000           360               359               N/A
   1430          I             60              936,800.00     7.7500000000        7.5500000000           360               360               N/A
   1431          I             59              544,000.00     7.7500000000        7.5500000000           360               359               N/A
   1432          I             59              691,999.17     7.7500000000        7.5500000000           360               359               N/A
   1433          I             60              494,400.00     7.7500000000        7.5500000000           360               360               N/A
   1434          I             59              551,610.40     7.7500000000        7.5500000000           360               359               N/A
   1435          I             59              463,672.52     7.7500000000        7.5500000000           360               359               N/A
   1436          I             60            1,728,946.00     7.7500000000        7.5500000000           360               360               N/A
   1437          I             56              728,000.00     7.7500000000        7.5500000000           360               356               N/A
   1438          I             N/A             149,150.00     9.0000000000        7.5550000000           360               355               N/A
   1439          I             N/A             222,975.00     8.7500000000        7.5650000000           360               359               N/A
   1440          I             N/A              79,200.00     8.7500000000        7.5650000000           360               358               N/A
   1441          I             N/A             256,500.00     8.5000000000        7.5650000000           360               359               N/A
   1442          I             N/A             462,600.00     9.2500000000        7.5650000000           360               357               N/A
   1443          I             N/A             161,651.19     9.1250000000        7.6000000000           360               356               N/A
   1444          I             N/A             292,500.00     9.6250000000        7.6100000000           360               358               N/A
   1445          I             N/A              71,227.86     7.9990000000        7.6240000000           360               356               N/A
   1446          I             N/A             132,607.57     7.9990000000        7.6240000000           360               353               N/A
   1447          I             N/A             263,819.77     7.9990000000        7.6240000000           360               355               N/A
   1448          I             N/A             225,000.00     8.0000000000        7.6250000000           360               355               N/A
   1449          I             N/A           1,500,000.00     8.0000000000        7.6250000000           360               351               N/A
   1450          I             N/A             108,800.00     8.0000000000        7.6250000000           360               353               N/A
   1451          I             N/A             232,157.81     8.0000000000        7.6250000000           360               356               N/A
   1452          I             N/A             248,000.00     8.0000000000        7.6250000000           360               357               N/A
   1453          I             N/A             220,000.00     8.0000000000        7.6250000000           360               357               N/A
   1454          I             N/A             675,000.00     8.0000000000        7.6250000000           360               358               N/A
   1455          I             N/A              95,665.34     7.8750000000        7.6250000000           360               355               N/A
   1456          I             N/A              83,131.22     8.0000000000        7.6250000000           360               357               N/A
   1457          I             N/A             360,000.00     8.0000000000        7.6250000000           360               358               N/A
   1458          I             N/A             405,000.00     8.0000000000        7.6250000000           360               360               N/A
   1459          I             N/A           1,190,000.00     8.0000000000        7.6250000000           360               358               N/A
   1460          I             N/A             975,200.00     8.0000000000        7.6250000000           360               358               N/A
   1461          I             N/A             552,000.00     8.0000000000        7.6250000000           360               358               N/A
   1462          I             N/A             157,500.00     8.0000000000        7.6250000000           360               360               N/A
   1463          I             N/A             208,000.00     8.0000000000        7.6250000000           360               359               N/A
   1464          I             N/A              95,830.00     8.0000000000        7.6250000000           360               360               N/A
   1465          I             N/A             540,000.00     8.0000000000        7.6250000000           480               480               360
   1466          I             N/A              86,000.00     8.0000000000        7.6250000000           360               358               N/A
   1467          I             N/A           1,881,750.00     8.0000000000        7.6250000000           360               358               N/A
   1468          I             N/A             484,800.00     8.0000000000        7.6250000000           360               360               N/A
   1469          I             N/A             328,000.00     8.0000000000        7.6250000000           360               359               N/A
   1470          I             N/A             100,000.00     8.0000000000        7.6250000000           360               360               N/A
   1471          I             N/A             408,000.00     8.0000000000        7.6250000000           360               360               N/A
   1472          I             N/A             181,714.00     8.0000000000        7.6250000000           360               357               N/A
   1473          I             N/A             300,000.00     8.0000000000        7.6250000000           360               356               N/A
   1474          I             N/A           1,950,000.00     8.0000000000        7.6250000000           360               357               N/A
   1475          I             N/A             106,000.00     8.0000000000        7.6250000000           360               355               N/A
   1476          I             N/A             572,000.00     7.8750000000        7.6250000000           360               356               N/A
   1477          I             N/A             748,000.00     8.0000000000        7.6250000000           360               356               N/A
   1478          I             N/A             520,000.00     7.8750000000        7.6250000000           360               357               N/A
   1479          I             N/A             360,000.00     8.0000000000        7.6250000000           360               357               N/A
   1480          I             N/A             600,000.00     8.0000000000        7.6250000000           360               358               N/A
   1481          I             N/A             387,200.00     8.0000000000        7.6250000000           360               358               N/A
   1482          I             N/A             188,000.00     8.0000000000        7.6250000000           360               359               N/A
   1483          I             N/A             476,000.00     8.0000000000        7.6250000000           360               358               N/A
   1484          I             N/A             258,717.40     8.0000000000        7.6250000000           360               355               N/A
   1485          I             N/A             160,970.83     8.0000000000        7.6250000000           360               355               N/A
   1486          I             N/A             452,730.60     8.0000000000        7.6250000000           360               358               N/A
   1487          I             N/A              81,845.05     8.0000000000        7.6250000000           360               359               N/A
   1488          I             N/A             349,000.00     8.0000000000        7.6250000000           360               360               N/A
   1489          I             N/A             171,954.18     8.2500000000        7.6350000000           480               479               359
   1490          I             N/A             116,472.00     8.5000000000        7.6450000000           360               360               N/A
   1491          I             N/A             152,957.65     8.3750000000        7.6600000000           360               356               N/A
   1492          I             N/A             218,250.00     8.3750000000        7.6700000000           360               357               N/A
   1493          I             59              472,500.00     7.8750000000        7.6750000000           360               359               N/A
   1494          I             60              500,000.00     7.8750000000        7.6750000000           360               360               N/A
   1495          I             60              988,000.00     7.8750000000        7.6750000000           360               360               N/A
   1496          I             60              488,992.00     7.8750000000        7.6750000000           360               360               N/A
   1497          I             58              742,430.00     7.8750000000        7.6750000000           360               358               N/A
   1498          I             58              455,943.00     7.8750000000        7.6750000000           360               358               N/A
   1499          I             59              423,200.00     7.8750000000        7.6750000000           360               359               N/A
   1500          I             60              732,000.00     7.8750000000        7.6750000000           360               360               N/A
   1501          I             59              490,450.00     7.8750000000        7.6750000000           360               359               N/A
   1502          I             N/A             279,000.00     8.3250000000        7.6800000000           360               353               N/A
   1503          I             N/A             210,600.00     8.7500000000        7.6850000000           360               359               N/A
   1504          I             N/A             211,500.00     8.5000000000        7.6850000000           360               356               N/A
   1505          I             N/A             265,500.00     8.3750000000        7.6900000000           360               359               N/A
   1506          I             N/A             130,500.00     8.5000000000        7.6950000000           360               357               N/A
   1507          I             N/A              78,547.02     8.2500000000        7.6950000000           360               356               N/A
   1508          I             N/A             184,292.36     8.8750000000        7.7000000000           360               358               N/A
   1509          I             N/A             175,655.00     8.7500000000        7.7050000000           360               354               N/A
   1510          I             N/A             203,882.63     8.7500000000        7.7050000000           360               359               N/A
   1511          I             N/A             324,000.00     8.5750000000        7.7200000000           360               354               N/A
   1512          I             N/A             139,500.00     9.3750000000        7.7200000000           360               358               N/A
   1513          I             N/A              60,300.00     8.5000000000        7.7250000000           360               359               N/A
   1514          I             N/A             212,500.00     8.3750000000        7.7400000000           360               360               N/A
   1515          I             N/A             253,466.83     8.1250000000        7.7500000000           360               358               N/A
   1516          I             N/A             206,550.00     8.1250000000        7.7500000000           360               355               N/A
   1517          I             N/A             276,300.00     8.1250000000        7.7500000000           360               355               N/A
   1518          I             N/A              36,346.46     8.1250000000        7.7500000000           360               358               N/A
   1519          I             N/A              98,604.81     8.1250000000        7.7500000000           360               354               N/A
   1520          I             N/A              53,964.68     8.1250000000        7.7500000000           360               359               N/A
   1521          I             N/A             343,000.00     8.1250000000        7.7500000000           360               358               N/A
   1522          I             N/A             228,000.00     8.1250000000        7.7500000000           360               355               N/A
   1523          I             N/A             330,750.00     8.1250000000        7.7500000000           360               359               N/A
   1524          I             N/A             272,000.00     8.1250000000        7.7500000000           360               359               N/A
   1525          I             N/A             179,644.38     8.1250000000        7.7500000000           360               357               N/A
   1526          I             N/A             280,000.00     8.1250000000        7.7500000000           480               480               360
   1527          I             N/A             102,675.00     8.1250000000        7.7500000000           360               360               N/A
   1528          I             N/A             207,600.00     8.1250000000        7.7500000000           360               360               N/A
   1529          I             N/A             960,000.00     8.1250000000        7.7500000000           360               354               N/A
   1530          I             N/A             156,000.00     8.1250000000        7.7500000000           360               356               N/A
   1531          I             N/A             116,080.00     8.1250000000        7.7500000000           360               359               N/A
   1532          I             N/A             126,330.00     8.1250000000        7.7500000000           360               360               N/A
   1533          I             N/A             876,000.00     8.1250000000        7.7500000000           360               359               N/A
   1534          I             N/A              79,289.84     8.1250000000        7.7500000000           360               356               N/A
   1535          I             N/A             335,111.82     8.1250000000        7.7500000000           360               356               N/A
   1536          I             N/A             600,000.00     8.1250000000        7.7500000000           360               360               N/A
   1537          I             N/A             167,668.07     8.1250000000        7.7500000000           360               357               N/A
   1538          I             N/A             500,000.00     8.1250000000        7.7500000000           360               357               N/A
   1539          I             N/A             488,000.00     8.0000000000        7.7500000000           360               355               N/A
   1540          I             N/A             451,000.00     8.1250000000        7.7500000000           360               355               N/A
   1541          I             N/A             281,440.00     8.1250000000        7.7500000000           360               355               N/A
   1542          I             N/A             428,338.39     8.1250000000        7.7500000000           360               356               N/A
   1543          I             N/A             422,400.00     8.1250000000        7.7500000000           360               356               N/A
   1544          I             N/A             720,000.00     8.1250000000        7.7500000000           360               357               N/A
   1545          I             N/A             265,520.00     8.1250000000        7.7500000000           360               359               N/A
   1546          I             N/A             431,954.01     8.1250000000        7.7500000000           360               353               N/A
   1547          I             N/A             264,000.00     8.1250000000        7.7500000000           360               357               N/A
   1548          I             N/A             189,280.00     8.1250000000        7.7500000000           360               360               N/A
   1549          I             N/A             475,333.58     8.1250000000        7.7500000000           480               475               355
   1550          I             N/A             245,000.00     8.1250000000        7.7500000000           360               359               N/A
   1551          I             N/A              99,000.00     8.7500000000        7.7550000000           360               357               N/A
   1552          I             N/A             226,209.59     8.9000000000        7.7550000000           360               354               N/A
   1553          I             N/A             268,703.00     8.3750000000        7.7600000000           360               360               N/A
   1554          I             N/A             474,980.00     9.2500000000        7.7650000000           360               355               N/A
   1555          I             N/A              54,557.00     8.3750000000        7.7900000000           480               480               360
   1556          I             N/A             193,500.00     8.3750000000        7.7900000000           360               357               N/A
   1557          I             57            1,000,000.00     8.0000000000        7.8000000000           360               357               N/A
   1558          I             58              748,100.00     8.0000000000        7.8000000000           360               358               N/A
   1559          I             58            1,470,000.00     8.0000000000        7.8000000000           360               358               N/A
   1560          I             59              680,000.00     8.0000000000        7.8000000000           360               359               N/A
   1561          I             58            1,198,384.29     8.0000000000        7.8000000000           360               358               N/A
   1562          I             59              623,580.67     8.0000000000        7.8000000000           360               359               N/A
   1563          I             60              554,432.00     8.0000000000        7.8000000000           360               360               N/A
   1564          I             57              459,750.00     8.0000000000        7.8000000000           360               357               N/A
   1565          I             58              624,000.00     8.0000000000        7.8000000000           360               358               N/A
   1566          I             59              800,000.00     8.0000000000        7.8000000000           360               359               N/A
   1567          I             60              552,000.00     8.0000000000        7.8000000000           360               360               N/A
   1568          I             60              905,000.00     8.0000000000        7.8000000000           360               360               N/A
   1569          I             N/A             417,000.00     8.6250000000        7.8000000000           360               356               N/A
   1570          I             N/A             129,131.59     8.8750000000        7.8100000000           360               355               N/A
   1571          I             N/A             194,378.00     8.8750000000        7.8100000000           360               359               N/A
   1572          I             N/A             106,550.00     9.1250000000        7.8500000000           360               357               N/A
   1573          I             N/A              85,081.86     8.9400000000        7.8550000000           360               354               N/A
   1574          I             N/A             270,000.00     8.5000000000        7.8550000000           360               359               N/A
   1575          I             N/A             132,994.34     8.5500000000        7.8650000000           360               355               N/A
   1576          I             N/A             148,394.91     8.6250000000        7.8700000000           360               356               N/A
   1577          I             N/A             292,000.00     8.2500000000        7.8750000000           360               359               N/A
   1578          I             N/A             540,000.00     8.2500000000        7.8750000000           360               356               N/A
   1579          I             N/A             206,763.00     8.2500000000        7.8750000000           360               351               N/A
   1580          I             N/A             146,062.84     8.2500000000        7.8750000000           360               358               N/A
   1581          I             N/A             216,000.00     8.2500000000        7.8750000000           360               356               N/A
   1582          I             N/A             396,000.00     8.2500000000        7.8750000000           360               360               N/A
   1583          I             N/A             189,756.85     8.2500000000        7.8750000000           360               358               N/A
   1584          I             N/A             636,800.00     8.2500000000        7.8750000000           360               360               N/A
   1585          I             N/A             100,800.00     8.2500000000        7.8750000000           360               359               N/A
   1586          I             N/A              87,920.00     8.2500000000        7.8750000000           360               359               N/A
   1587          I             N/A             284,300.00     8.2500000000        7.8750000000           360               355               N/A
   1588          I             N/A             254,400.00     8.2500000000        7.8750000000           360               358               N/A
   1589          I             N/A             202,400.00     8.2500000000        7.8750000000           360               359               N/A
   1590          I             N/A              67,413.61     8.2500000000        7.8750000000           360               358               N/A
   1591          I             N/A             274,500.00     8.2500000000        7.8750000000           360               352               N/A
   1592          I             N/A             540,000.00     8.2500000000        7.8750000000           360               355               N/A
   1593          I             N/A             960,000.00     8.2500000000        7.8750000000           360               360               N/A
   1594          I             N/A             220,384.26     8.2500000000        7.8750000000           360               352               N/A
   1595          I             N/A             137,112.51     8.2500000000        7.8750000000           360               359               N/A
   1596          I             N/A             679,566.39     8.2500000000        7.8750000000           360               359               N/A
   1597          I             N/A             176,000.00     8.2500000000        7.8750000000           360               360               N/A
   1598          I             N/A             477,000.00     8.2500000000        7.8750000000           360               360               N/A
   1599          I             N/A             422,240.00     8.2500000000        7.8750000000           360               356               N/A
   1600          I             N/A             640,000.00     8.2500000000        7.8750000000           360               356               N/A
   1601          I             N/A              60,000.00     8.2500000000        7.8750000000           360               353               N/A
   1602          I             N/A                 634.16     8.2500000000        7.8750000000           360               355               N/A
   1603          I             N/A             276,000.00     8.2500000000        7.8750000000           360               355               N/A
   1604          I             N/A             173,485.28     8.2500000000        7.8750000000           360               358               N/A
   1605          I             N/A             120,300.00     8.2500000000        7.8750000000           360               358               N/A
   1606          I             N/A             323,000.00     8.2500000000        7.8750000000           360               359               N/A
   1607          I             N/A             360,000.00     8.2500000000        7.8750000000           360               360               N/A
   1608          I             N/A             161,875.03     8.2500000000        7.8750000000           360               355               N/A
   1609          I             N/A             142,132.78     8.2500000000        7.8750000000           360               356               N/A
   1610          I             N/A             134,739.97     8.2500000000        7.8750000000           360               357               N/A
   1611          I             N/A             132,215.63     8.2500000000        7.8750000000           360               359               N/A
   1612          I             N/A             568,000.00     8.2500000000        7.8750000000           360               360               N/A
   1613          I             N/A             402,660.00     8.5000000000        7.8850000000           360               358               N/A
   1614          I             N/A             152,998.85     8.6250000000        7.9100000000           360               354               N/A
   1615          I             N/A             100,406.04     8.7500000000        7.9150000000           360               355               N/A
   1616          I             60              426,550.00     8.1250000000        7.9250000000           360               360               N/A
   1617          I             59              520,000.00     8.1250000000        7.9250000000           360               359               N/A
   1618          I             59              742,014.30     8.1250000000        7.9250000000           360               359               N/A
   1619          I             60              423,200.00     8.1250000000        7.9250000000           360               360               N/A
   1620          I             N/A             414,000.00     9.1250000000        7.9300000000           360               356               N/A
   1621          I             N/A             360,000.00     9.0000000000        7.9350000000           360               358               N/A
   1622          I             N/A             114,000.00     9.3750000000        7.9800000000           360               357               N/A
   1623          I             N/A              91,587.00     8.3750000000        8.0000000000           360               357               N/A
   1624          I             N/A              84,000.00     8.3750000000        8.0000000000           360               360               N/A
   1625          I             N/A             223,294.08     8.3750000000        8.0000000000           360               355               N/A
   1626          I             N/A             175,126.08     8.3750000000        8.0000000000           360               356               N/A
   1627          I             N/A             213,750.00     8.3750000000        8.0000000000           360               360               N/A
   1628          I             N/A              98,400.00     8.3750000000        8.0000000000           360               358               N/A
   1629          I             N/A              56,356.29     8.3750000000        8.0000000000           360               348               N/A
   1630          I             N/A             187,552.00     8.3750000000        8.0000000000           360               351               N/A
   1631          I             N/A             160,000.00     8.3750000000        8.0000000000           360               357               N/A
   1632          I             N/A             493,875.00     8.3750000000        8.0000000000           360               358               N/A
   1633          I             N/A             456,000.00     8.3750000000        8.0000000000           360               358               N/A
   1634          I             N/A             304,000.00     8.3750000000        8.0000000000           360               360               N/A
   1635          I             N/A             253,600.00     8.3750000000        8.0000000000           360               357               N/A
   1636          I             N/A             547,144.70     8.3750000000        8.0000000000           360               359               N/A
   1637          I             N/A             102,400.00     8.3750000000        8.0000000000           360               355               N/A
   1638          I             N/A             252,000.00     8.3750000000        8.0000000000           360               356               N/A
   1639          I             N/A             200,000.00     8.3750000000        8.0000000000           360               359               N/A
   1640          I             N/A              73,926.28     8.3750000000        8.0000000000           360               355               N/A
   1641          I             N/A             249,300.00     8.3750000000        8.0000000000           360               356               N/A
   1642          I             N/A             363,750.00     8.3750000000        8.0000000000           360               356               N/A
   1643          I             N/A             206,290.74     8.8750000000        8.0000000000           360               354               N/A
   1644          I             N/A             174,967.54     8.3750000000        8.0000000000           360               356               N/A
   1645          I             N/A             346,500.00     8.3750000000        8.0000000000           360               360               N/A
   1646          I             N/A           1,260,000.00     8.3750000000        8.0000000000           360               360               N/A
   1647          I             N/A             520,000.00     8.3750000000        8.0000000000           360               352               N/A
   1648          I             N/A             487,598.00     8.3750000000        8.0000000000           360               352               N/A
   1649          I             N/A             992,000.00     8.3750000000        8.0000000000           360               355               N/A
   1650          I             N/A             207,586.46     8.3750000000        8.0000000000           360               355               N/A
   1651          I             N/A              71,919.00     8.3750000000        8.0000000000           360               355               N/A
   1652          I             N/A              46,998.84     8.3750000000        8.0000000000           360               355               N/A
   1653          I             N/A           1,432,000.12     8.3750000000        8.0000000000           360               358               N/A
   1654          I             N/A              88,000.00     8.3750000000        8.0000000000           360               358               N/A
   1655          I             N/A             304,000.00     8.3750000000        8.0000000000           360               359               N/A
   1656          I             N/A             382,500.00     8.3750000000        8.0000000000           360               360               N/A
   1657          I             N/A             352,000.00     8.3750000000        8.0000000000           360               360               N/A
   1658          I             N/A             361,550.00     8.3750000000        8.0000000000           360               360               N/A
   1659          I             N/A             272,000.00     8.3750000000        8.0000000000           360               358               N/A
   1660          I             N/A             366,165.00     8.3750000000        8.0000000000           360               359               N/A
   1661          I             N/A             420,000.04     8.3750000000        8.0000000000           360               354               N/A
   1662          I             N/A             102,804.74     8.3750000000        8.0000000000           360               355               N/A
   1663          I             N/A              73,963.72     8.3750000000        8.0000000000           360               356               N/A
   1664          I             N/A             182,856.01     8.3750000000        8.0000000000           360               357               N/A
   1665          I             N/A             171,893.10     8.3750000000        8.0000000000           360               359               N/A
   1666          I             N/A             585,000.00     8.3750000000        8.0000000000           360               359               N/A
   1667          I             N/A              64,039.51     8.3750000000        8.0000000000           360               360               N/A
   1668          I             N/A             225,000.00     9.0000000000        8.0050000000           360               358               N/A
   1669          I             N/A             182,700.00     9.0000000000        8.0050000000           360               356               N/A
   1670          I             N/A             292,500.00     8.7500000000        8.0250000000           360               356               N/A
   1671          I             N/A             107,874.79     8.7500000000        8.0350000000           360               358               N/A
   1672          I             60              824,000.00     8.2500000000        8.0500000000           360               360               N/A
   1673          I             60              480,000.00     8.2500000000        8.0500000000           360               360               N/A
   1674          I             60              484,000.00     8.2500000000        8.0500000000           360               360               N/A
   1675          I             60              696,000.00     8.2500000000        8.0500000000           360               360               N/A
   1676          I             60              650,000.00     8.2500000000        8.0500000000           360               360               N/A
   1677          I             60              612,000.00     8.2500000000        8.0500000000           360               360               N/A
   1678          I             59              479,693.92     8.2500000000        8.0500000000           360               359               N/A
   1679          I             N/A             169,019.23     9.1250000000        8.0600000000           360               358               N/A
   1680          I             N/A             144,000.00     8.8750000000        8.0600000000           360               359               N/A
   1681          I             N/A             112,475.96     9.0000000000        8.0650000000           480               479               359
   1682          I             N/A              98,800.00     8.8750000000        8.0700000000           360               358               N/A
   1683          I             N/A             549,000.00     8.7500000000        8.0850000000           360               360               N/A
   1684          I             N/A             468,000.00     8.7500000000        8.0950000000           360               358               N/A
   1685          I             N/A             144,000.00     9.3750000000        8.1000000000           360               357               N/A
   1686          I             N/A             246,500.00     9.0000000000        8.1050000000           360               359               N/A
   1687          I             N/A             297,000.00     9.1250000000        8.1100000000           360               358               N/A
   1688          I             N/A             144,822.88     9.1250000000        8.1100000000           360               359               N/A
   1689          I             N/A             218,159.82     9.1250000000        8.1200000000           360               358               N/A
   1690          I             N/A             145,499.50     8.5000000000        8.1250000000           360               351               N/A
   1691          I             N/A              64,800.00     8.5000000000        8.1250000000           360               359               N/A
   1692          I             N/A             525,000.00     8.5000000000        8.1250000000           360               360               N/A
   1693          I             N/A             144,000.00     8.5000000000        8.1250000000           360               351               N/A
   1694          I             N/A             414,954.85     8.3750000000        8.1250000000           360               356               N/A
   1695          I             N/A              59,890.17     8.5000000000        8.1250000000           360               357               N/A
   1696          I             N/A             476,000.00     8.5000000000        8.1250000000           360               358               N/A
   1697          I             N/A             175,200.00     8.5000000000        8.1250000000           360               359               N/A
   1698          I             N/A             306,000.00     8.5000000000        8.1250000000           360               357               N/A
   1699          I             N/A             184,000.00     8.5000000000        8.1250000000           360               358               N/A
   1700          I             N/A             185,500.00     8.5000000000        8.1250000000           360               358               N/A
   1701          I             N/A             440,144.07     8.5000000000        8.1250000000           360               360               N/A
   1702          I             N/A              55,590.00     8.5000000000        8.1250000000           360               358               N/A
   1703          I             N/A             245,600.00     8.5000000000        8.1250000000           360               358               N/A
   1704          I             N/A              63,882.84     8.5000000000        8.1250000000           360               357               N/A
   1705          I             N/A              59,927.04     8.5000000000        8.1250000000           360               358               N/A
   1706          I             N/A             198,000.00     8.5000000000        8.1250000000           360               356               N/A
   1707          I             N/A             133,537.43     8.5000000000        8.1250000000           360               358               N/A
   1708          I             N/A             533,776.43     8.5000000000        8.1250000000           360               359               N/A
   1709          I             N/A              60,326.56     8.5000000000        8.1250000000           360               358               N/A
   1710          I             N/A             840,000.00     8.5000000000        8.1250000000           360               358               N/A
   1711          I             N/A             355,492.58     8.5000000000        8.1250000000           360               358               N/A
   1712          I             N/A             223,727.64     8.5000000000        8.1250000000           360               358               N/A
   1713          I             N/A             603,265.59     8.5000000000        8.1250000000           360               358               N/A
   1714          I             N/A             519,995.00     8.5000000000        8.1250000000           360               347               N/A
   1715          I             N/A             198,000.00     8.5000000000        8.1250000000           360               348               N/A
   1716          I             N/A             552,000.00     8.5000000000        8.1250000000           360               353               N/A
   1717          I             N/A             272,000.00     8.5000000000        8.1250000000           360               354               N/A
   1718          I             N/A             131,925.00     8.5000000000        8.1250000000           360               356               N/A
   1719          I             N/A             478,400.00     8.5000000000        8.1250000000           360               357               N/A
   1720          I             N/A             473,000.00     8.5000000000        8.1250000000           360               358               N/A
   1721          I             N/A             569,500.00     8.5000000000        8.1250000000           360               358               N/A
   1722          I             N/A             825,000.00     8.5000000000        8.1250000000           360               360               N/A
   1723          I             N/A             288,000.00     8.5000000000        8.1250000000           360               357               N/A
   1724          I             N/A             134,599.33     8.5000000000        8.1250000000           360               356               N/A
   1725          I             N/A             251,693.60     8.5000000000        8.1250000000           360               358               N/A
   1726          I             N/A             347,200.00     8.5000000000        8.1250000000           360               359               N/A
   1727          I             N/A             333,750.00     8.5000000000        8.1250000000           360               360               N/A
   1728          I             N/A             537,300.00     9.1250000000        8.1300000000           360               358               N/A
   1729          I             N/A             262,683.00     9.3750000000        8.1300000000           360               357               N/A
   1730          I             N/A             172,464.54     8.8750000000        8.1600000000           360               358               N/A
   1731          I             N/A             377,450.00     9.0000000000        8.1650000000           360               356               N/A
   1732          I             N/A             144,900.00     9.1250000000        8.1700000000           360               354               N/A
   1733          I             56              583,200.00     8.3750000000        8.1750000000           360               356               N/A
   1734          I             58              833,000.00     8.3750000000        8.1750000000           360               358               N/A
   1735          I             56              518,745.16     8.3750000000        8.1750000000           360               356               N/A
   1736          I             57              448,000.00     8.3750000000        8.1750000000           360               357               N/A
   1737          I             N/A             126,450.00     9.1250000000        8.1900000000           360               358               N/A
   1738          I             N/A              52,052.86     9.0000000000        8.1950000000           360               358               N/A
   1739          I             N/A             188,100.00     9.5000000000        8.2250000000           360               360               N/A
   1740          I             N/A              94,500.00     9.5000000000        8.2250000000           360               357               N/A
   1741          I             N/A              92,515.40     9.5000000000        8.2250000000           360               356               N/A
   1742          I             N/A             134,100.00     8.8750000000        8.2300000000           360               359               N/A
   1743          I             N/A             251,100.00     8.6250000000        8.2500000000           360               359               N/A
   1744          I             N/A             239,332.28     8.6250000000        8.2500000000           360               357               N/A
   1745          I             N/A             618,750.00     8.6250000000        8.2500000000           360               355               N/A
   1746          I             N/A             546,000.00     8.6250000000        8.2500000000           360               357               N/A
   1747          I             N/A              64,234.96     8.6250000000        8.2500000000           360               359               N/A
   1748          I             N/A           1,400,000.00     8.6250000000        8.2500000000           360               360               N/A
   1749          I             N/A             519,383.77     8.6250000000        8.2500000000           360               358               N/A
   1750          I             N/A             178,884.82     9.6250000000        8.2800000000           360               354               N/A
   1751          I             N/A             176,225.00     9.2500000000        8.2950000000           360               355               N/A
   1752          I             59              744,000.00     8.5000000000        8.3000000000           360               359               N/A
   1753          I             60              456,000.00     8.5000000000        8.3000000000           360               360               N/A
   1754          I             58              739,999.63     8.5000000000        8.3000000000           360               358               N/A
   1755          I             59              527,680.14     8.5000000000        8.3000000000           360               359               N/A
   1756          I             N/A             390,000.00     9.0000000000        8.3150000000           360               359               N/A
   1757          I             N/A              60,750.00     9.0000000000        8.3150000000           360               360               N/A
   1758          I             N/A             294,500.00     9.5750000000        8.3200000000           360               354               N/A
   1759          I             N/A             164,873.11     9.8750000000        8.3500000000           360               357               N/A
   1760          I             N/A             401,385.49     9.2900000000        8.3550000000           360               353               N/A
   1761          I             N/A             279,000.00     9.2500000000        8.3650000000           360               357               N/A
   1762          I             N/A             342,000.00     8.7500000000        8.3750000000           360               358               N/A
   1763          I             N/A              64,294.88     8.6250000000        8.3750000000           360               351               N/A
   1764          I             N/A              82,500.00     8.7500000000        8.3750000000           360               360               N/A
   1765          I             N/A             191,900.00     9.7500000000        8.3750000000           360               357               N/A
   1766          I             N/A             184,000.00     8.7500000000        8.3750000000           360               360               N/A
   1767          I             N/A             154,464.46     8.7500000000        8.3750000000           480               479               359
   1768          I             N/A             232,200.00    10.1250000000        8.3800000000           360               356               N/A
   1769          I             N/A             132,867.17     9.5000000000        8.3850000000           360               355               N/A
   1770          I             N/A             214,200.00     9.3750000000        8.4200000000           360               358               N/A
   1771          I             59            1,360,000.00     8.6250000000        8.4250000000           360               359               N/A
   1772          I             N/A              84,211.12     9.7500000000        8.4750000000           360               358               N/A
   1773          I             N/A             327,750.00    10.1250000000        8.4800000000           360               357               N/A
   1774          I             N/A              49,876.97     8.8750000000        8.5000000000           360               357               N/A
   1775          I             N/A              71,129.27     8.8750000000        8.5000000000           360               357               N/A
   1776          I             N/A             579,674.83     8.8750000000        8.5000000000           360               359               N/A
   1777          I             N/A             188,000.00     8.8750000000        8.5000000000           360               360               N/A
   1778          I             N/A              84,000.00     8.8750000000        8.5000000000           360               355               N/A
   1779          I             N/A             270,000.00     8.8750000000        8.5000000000           360               360               N/A
   1780          I             N/A             511,132.52     8.8750000000        8.5000000000           360               357               N/A
   1781          I             N/A             170,641.25     8.8750000000        8.5000000000           360               357               N/A
   1782          I             N/A             270,000.00     9.7500000000        8.5050000000           360               357               N/A
   1783          I             N/A             127,300.00     9.3000000000        8.5350000000           360               354               N/A
   1784          I             N/A             288,000.00     9.2500000000        8.5350000000           360               356               N/A
   1785          I             N/A             664,000.00     8.9250000000        8.5500000000           360               357               N/A
   1786          I             N/A             108,292.06     9.5000000000        8.5650000000           360               356               N/A
   1787          I             N/A              90,000.00     9.3750000000        8.5700000000           360               357               N/A
   1788          I             N/A              83,700.00     9.8750000000        8.6000000000           360               357               N/A
   1789          I             N/A             274,249.55     9.8750000000        8.6000000000           360               358               N/A
   1790          I             N/A             133,676.23     9.3750000000        8.6000000000           360               356               N/A
   1791          I             N/A             223,916.00     9.0000000000        8.6250000000           360               358               N/A
   1792          I             N/A             200,500.00     9.0000000000        8.6250000000           360               358               N/A
   1793          I             N/A             455,400.00     9.3750000000        8.6500000000           360               360               N/A
   1794          I             60              422,750.00     8.8750000000        8.6750000000           360               360               N/A
   1795          I             59              446,500.00     8.8750000000        8.6750000000           360               359               N/A
   1796          I             58              602,000.00     8.8750000000        8.6750000000           360               358               N/A
   1797          I             N/A             103,500.00     9.3750000000        8.7200000000           360               358               N/A
   1798          I             N/A             165,516.37     9.3750000000        8.7200000000           360               359               N/A
   1799          I             N/A             636,818.92     9.1250000000        8.7500000000           360               358               N/A
   1800          I             N/A             119,936.14     9.1250000000        8.7500000000           360               359               N/A
   1801          I             N/A             263,000.00     9.1250000000        8.7500000000           360               356               N/A
   1802          I             N/A             278,472.97     9.7500000000        8.7550000000           360               356               N/A
   1803          I             59              477,600.00     9.0000000000        8.8000000000           360               359               N/A
   1804          I             60              417,050.00     9.0000000000        8.8000000000           360               360               N/A
   1805          I             59              472,500.00     9.0000000000        8.8000000000           360               359               N/A
   1806          I             58              494,457.21     9.0000000000        8.8000000000           360               358               N/A
   1807          I             N/A             202,021.00     9.5000000000        8.8450000000           360               358               N/A
   1808          I             N/A             149,842.27     9.2500000000        8.8750000000           360               359               N/A
   1809          I             N/A             417,000.00    10.3750000000        8.8800000000           360               353               N/A
   1810          I             N/A              76,050.00     9.7500000000        8.9350000000           360               357               N/A
   1811          I             N/A             112,500.00     9.7500000000        8.9650000000           360               358               N/A
   1812          I             N/A             175,426.67     9.8750000000        8.9700000000           360               356               N/A
   1813          I             N/A             236,000.00     9.3750000000        9.0000000000           360               359               N/A
   1814          I             N/A              45,842.00     9.3750000000        9.0000000000           360               357               N/A
   1815          I             N/A             116,000.00     9.3750000000        9.0000000000           360               359               N/A
   1816          I             N/A             341,100.00    10.0000000000        9.0050000000           360               358               N/A
   1817          I             N/A             211,141.17     9.7500000000        9.0250000000           360               358               N/A
   1818          I             N/A             235,799.23     9.8750000000        9.0700000000           360               357               N/A
   1819          I             N/A             115,942.33     9.5000000000        9.1250000000           360               359               N/A
   1820          I             N/A             414,000.00     9.8750000000        9.1600000000           360               357               N/A
   1821          I             N/A             405,000.00     9.8750000000        9.2300000000           360               357               N/A
   1822          I             N/A             340,000.00     9.6250000000        9.2500000000           360               357               N/A
   1823          I             N/A             405,000.00    10.0000000000        9.2850000000           360               358               N/A
   1824          I             N/A             487,575.00     9.7500000000        9.3750000000           360               358               N/A
   1825          I             N/A             108,000.00     9.7500000000        9.3750000000           360               360               N/A
   1826          I             N/A             422,750.00     9.7500000000        9.3750000000           360               360               N/A
   1827          I             N/A              56,246.29    10.1250000000        9.4100000000           360               358               N/A
   1828          I             N/A             317,992.00    11.0000000000        9.4350000000           360               356               N/A
   1829          I             N/A             166,859.64    11.0000000000        9.4750000000           360               357               N/A
   1830          I             N/A             217,965.56    10.1250000000        9.5000000000           360               357               N/A
   1831          I             N/A             499,772.83     9.8750000000        9.5000000000           360               359               N/A
   1832          I             N/A             279,560.99    10.6250000000        9.5900000000           360               356               N/A
   1833          I             N/A              60,723.12    10.0000000000        9.6250000000           360               359               N/A
   1834          I             N/A             108,900.00    10.7500000000        9.7350000000           360               359               N/A
   1835          I             N/A              52,777.26    10.1250000000        9.7500000000           360               359               N/A
   1836          I             N/A             157,374.27    10.5000000000        9.8450000000           360               358               N/A
   1837          I             N/A             310,500.00    10.2500000000        9.8750000000           360               360               N/A
   1838          II            N/A              87,300.00    11.3750000000       10.3200000000           360               359               N/A
   1839          II            84              500,000.00     5.0000000000        4.8000000000           360               360               N/A
   1840          II            84              468,000.00     5.2500000000        5.0500000000           360               360               N/A
   1841          II            N/A              54,022.54     6.2500000000        5.0900000000           360               356               N/A
   1842          II            N/A             281,070.00     6.3750000000        5.2150000000           360               356               N/A
   1843          II            N/A             453,600.00     5.6250000000        5.2500000000           360               359               N/A
   1844          II            83              466,850.00     5.6250000000        5.4250000000           360               359               N/A
   1845          II            N/A             789,999.00     5.8750000000        5.5000000000           360               356               N/A
   1846          II            83              480,000.00     5.7500000000        5.5500000000           360               359               N/A
   1847          II            82              538,512.26     5.7500000000        5.5500000000           360               358               N/A
   1848          II            N/A             366,891.52     6.7500000000        5.5900000000           360               356               N/A
   1849          II            N/A             541,765.09     5.8750000000        5.6250000000           360               356               N/A
   1850          II            N/A             526,479.96     5.8750000000        5.6250000000           360               356               N/A
   1851          II            N/A             491,250.00     5.8750000000        5.6250000000           360               356               N/A
   1852          II            N/A             513,600.00     5.8750000000        5.6250000000           360               356               N/A
   1853          II            83            1,250,000.00     5.8750000000        5.6750000000           360               359               N/A
   1854          II            83              703,080.00     5.8750000000        5.6750000000           360               359               N/A
   1855          II            80              465,694.00     5.8750000000        5.6750000000           360               356               N/A
   1856          II            83              500,000.00     5.8750000000        5.6750000000           360               359               N/A
   1857          II            83              439,992.00     5.8750000000        5.6750000000           360               359               N/A
   1858          II            82              470,000.00     5.8750000000        5.6750000000           360               358               N/A
   1859          II            N/A             263,195.57     6.0000000000        5.7500000000           360               356               N/A
   1860          II            83            1,000,000.00     6.0000000000        5.8000000000           360               359               N/A
   1861          II            83            1,000,000.00     6.0000000000        5.8000000000           360               359               N/A
   1862          II            84            1,450,000.00     6.0000000000        5.8000000000           360               360               N/A
   1863          II            83              472,500.00     6.0000000000        5.8000000000           360               359               N/A
   1864          II            N/A             178,500.00     7.0000000000        5.8400000000           360               356               N/A
   1865          II            N/A           1,200,000.00     6.2500000000        5.8750000000           360               356               N/A
   1866          II            N/A             302,500.00     6.1250000000        5.8750000000           360               354               N/A
   1867          II            83              462,371.09     6.1250000000        5.9250000000           360               359               N/A
   1868          II            83              481,600.00     6.1250000000        5.9250000000           360               359               N/A
   1869          II            82              450,000.00     6.1250000000        5.9250000000           360               358               N/A
   1870          II            83              517,500.00     6.1250000000        5.9250000000           360               359               N/A
   1871          II            83              615,944.17     6.1250000000        5.9250000000           360               359               N/A
   1872          II            81              985,000.00     6.1250000000        5.9250000000           360               357               N/A
   1873          II            83            1,178,000.00     6.1250000000        5.9250000000           360               359               N/A
   1874          II            83              450,000.00     6.1250000000        5.9250000000           360               359               N/A
   1875          II            83              488,000.00     6.1250000000        5.9250000000           360               359               N/A
   1876          II            N/A             300,900.00     7.1250000000        5.9650000000           360               356               N/A
   1877          II            N/A             288,000.00     6.2500000000        6.0000000000           360               356               N/A
   1878          II            N/A             311,831.13     6.3750000000        6.0000000000           360               356               N/A
   1879          II            N/A             139,916.90     6.3750000000        6.0000000000           360               352               N/A
   1880          II            N/A             637,000.00     6.3750000000        6.0000000000           360               356               N/A
   1881          II            N/A             751,999.59     6.2500000000        6.0000000000           360               356               N/A
   1882          II            N/A             596,000.00     6.2500000000        6.0000000000           360               356               N/A
   1883          II            N/A             179,497.17     6.3750000000        6.0000000000           360               357               N/A
   1884          II            82              484,000.00     6.2500000000        6.0500000000           360               358               N/A
   1885          II            83              750,000.00     6.2500000000        6.0500000000           360               359               N/A
   1886          II            84              423,020.00     6.2500000000        6.0500000000           360               360               N/A
   1887          II            83              569,459.16     6.2500000000        6.0500000000           360               359               N/A
   1888          II            83              565,962.48     6.2500000000        6.0500000000           360               359               N/A
   1889          II            81              475,000.00     6.2500000000        6.0500000000           360               357               N/A
   1890          II            77              650,000.00     6.2500000000        6.0500000000           360               353               N/A
   1891          II            80              429,100.00     6.2500000000        6.0500000000           360               356               N/A
   1892          II            83              629,000.00     6.2500000000        6.0500000000           360               359               N/A
   1893          II            83              865,193.15     6.2500000000        6.0500000000           360               359               N/A
   1894          II            83              428,832.42     6.2500000000        6.0500000000           360               359               N/A
   1895          II            83              432,000.00     6.2500000000        6.0500000000           360               359               N/A
   1896          II            83              450,000.00     6.2500000000        6.0500000000           360               359               N/A
   1897          II            83              516,000.00     6.2500000000        6.0500000000           360               359               N/A
   1898          II            83              610,000.00     6.2500000000        6.0500000000           360               359               N/A
   1899          II            82              618,820.37     6.2500000000        6.0500000000           360               358               N/A
   1900          II            N/A             500,000.00     6.5000000000        6.1250000000           360               356               N/A
   1901          II            N/A           1,500,000.00     6.5000000000        6.1250000000           360               356               N/A
   1902          II            N/A           1,994,546.48     6.5000000000        6.1250000000           360               357               N/A
   1903          II            N/A             150,000.00     6.5000000000        6.1250000000           360               360               N/A
   1904          II            N/A             305,000.00     6.5000000000        6.1250000000           360               352               N/A
   1905          II            N/A             134,400.00     6.5000000000        6.1250000000           360               352               N/A
   1906          II            N/A             773,600.00     6.3750000000        6.1250000000           360               356               N/A
   1907          II            N/A             147,407.45     6.3750000000        6.1250000000           360               356               N/A
   1908          II            N/A             560,000.00     6.3750000000        6.1250000000           360               357               N/A
   1909          II            N/A             109,900.55     6.5000000000        6.1250000000           360               359               N/A
   1910          II            83              935,300.00     6.3750000000        6.1750000000           360               359               N/A
   1911          II            83              588,000.00     6.3750000000        6.1750000000           360               359               N/A
   1912          II            83              531,177.00     6.3750000000        6.1750000000           360               359               N/A
   1913          II            84              504,000.00     6.3750000000        6.1750000000           360               360               N/A
   1914          II            84            1,500,000.00     6.3750000000        6.1750000000           360               360               N/A
   1915          II            84              618,400.00     6.3750000000        6.1750000000           360               360               N/A
   1916          II            79              538,498.92     6.3750000000        6.1750000000           360               355               N/A
   1917          II            80              509,600.00     6.3750000000        6.1750000000           360               356               N/A
   1918          II            83              518,300.00     6.3750000000        6.1750000000           360               359               N/A
   1919          II            81              750,000.00     6.3750000000        6.1750000000           360               357               N/A
   1920          II            82              426,000.00     6.3750000000        6.1750000000           360               358               N/A
   1921          II            82            1,250,000.00     6.3750000000        6.1750000000           360               358               N/A
   1922          II            82              750,000.00     6.3750000000        6.1750000000           360               358               N/A
   1923          II            82              439,200.00     6.3750000000        6.1750000000           360               358               N/A
   1924          II            82              580,000.00     6.3750000000        6.1750000000           360               358               N/A
   1925          II            82              554,640.00     6.3750000000        6.1750000000           360               358               N/A
   1926          II            83              895,000.00     6.3750000000        6.1750000000           360               359               N/A
   1927          II            83            1,099,000.00     6.3750000000        6.1750000000           360               359               N/A
   1928          II            83            2,000,000.00     6.3750000000        6.1750000000           360               359               N/A
   1929          II            83              593,000.00     6.3750000000        6.1750000000           360               359               N/A
   1930          II            83              680,000.00     6.3750000000        6.1750000000           360               359               N/A
   1931          II            83              465,000.00     6.3750000000        6.1750000000           360               359               N/A
   1932          II            83              662,300.00     6.3750000000        6.1750000000           360               359               N/A
   1933          II            83              472,000.00     6.3750000000        6.1750000000           360               359               N/A
   1934          II            84              820,000.00     6.3750000000        6.1750000000           360               360               N/A
   1935          II            84              441,600.00     6.3750000000        6.1750000000           360               360               N/A
   1936          II            81              568,000.00     6.3750000000        6.1750000000           360               357               N/A
   1937          II            81              616,000.00     6.3750000000        6.1750000000           360               357               N/A
   1938          II            82              419,999.99     6.3750000000        6.1750000000           360               358               N/A
   1939          II            82              999,000.00     6.3750000000        6.1750000000           360               358               N/A
   1940          II            82              680,000.00     6.3750000000        6.1750000000           360               358               N/A
   1941          II            82              545,000.00     6.3750000000        6.1750000000           360               358               N/A
   1942          II            83              580,000.00     6.3750000000        6.1750000000           360               359               N/A
   1943          II            83              431,599.88     6.3750000000        6.1750000000           360               359               N/A
   1944          II            N/A             105,000.00     6.6250000000        6.2500000000           480               480               360
   1945          II            N/A             553,991.80     6.6250000000        6.2500000000           360               355               N/A
   1946          II            N/A             402,000.00     6.6250000000        6.2500000000           360               356               N/A
   1947          II            N/A             485,250.00     6.5000000000        6.2500000000           360               356               N/A
   1948          II            N/A             209,540.74     6.5000000000        6.2500000000           360               356               N/A
   1949          II            N/A             191,476.43     6.5000000000        6.2500000000           360               357               N/A
   1950          II            N/A             472,000.00     6.6250000000        6.2500000000           360               360               N/A
   1951          II            82              570,500.00     6.5000000000        6.3000000000           360               358               N/A
   1952          II            83            1,000,000.00     6.5000000000        6.3000000000           360               359               N/A
   1953          II            83            1,198,500.00     6.5000000000        6.3000000000           360               359               N/A
   1954          II            83              474,000.00     6.5000000000        6.3000000000           360               359               N/A
   1955          II            83              583,600.00     6.5000000000        6.3000000000           360               359               N/A
   1956          II            83              706,199.00     6.5000000000        6.3000000000           360               359               N/A
   1957          II            83              476,000.00     6.5000000000        6.3000000000           360               359               N/A
   1958          II            83              536,000.00     6.5000000000        6.3000000000           360               359               N/A
   1959          II            84            1,045,000.00     6.5000000000        6.3000000000           360               360               N/A
   1960          II            84              496,000.00     6.5000000000        6.3000000000           360               360               N/A
   1961          II            84              452,000.00     6.5000000000        6.3000000000           360               360               N/A
   1962          II            79            1,280,000.00     6.5000000000        6.3000000000           360               355               N/A
   1963          II            84              657,000.00     6.5000000000        6.3000000000           360               360               N/A
   1964          II            84              490,000.00     6.5000000000        6.3000000000           360               360               N/A
   1965          II            83              535,700.00     6.5000000000        6.3000000000           360               359               N/A
   1966          II            83              471,000.00     6.5000000000        6.3000000000           360               359               N/A
   1967          II            82              453,654.54     6.5000000000        6.3000000000           360               358               N/A
   1968          II            81              576,000.00     6.5000000000        6.3000000000           360               357               N/A
   1969          II            82            1,080,000.00     6.5000000000        6.3000000000           360               358               N/A
   1970          II            82              840,000.00     6.5000000000        6.3000000000           360               358               N/A
   1971          II            83              650,000.00     6.5000000000        6.3000000000           360               359               N/A
   1972          II            83              800,000.00     6.5000000000        6.3000000000           360               359               N/A
   1973          II            83              451,006.00     6.5000000000        6.3000000000           360               359               N/A
   1974          II            83              657,000.00     6.5000000000        6.3000000000           360               359               N/A
   1975          II            83            1,190,000.00     6.5000000000        6.3000000000           360               359               N/A
   1976          II            84            1,500,000.00     6.5000000000        6.3000000000           360               360               N/A
   1977          II            84            1,046,250.00     6.5000000000        6.3000000000           360               360               N/A
   1978          II            84              460,000.00     6.5000000000        6.3000000000           360               360               N/A
   1979          II            84              491,806.00     6.5000000000        6.3000000000           360               360               N/A
   1980          II            84              512,000.00     6.5000000000        6.3000000000           360               360               N/A
   1981          II            82            1,500,000.00     6.5000000000        6.3000000000           360               358               N/A
   1982          II            82              845,500.00     6.5000000000        6.3000000000           360               358               N/A
   1983          II            83            1,564,000.00     6.5000000000        6.3000000000           360               359               N/A
   1984          II            83              471,473.39     6.5000000000        6.3000000000           360               359               N/A
   1985          II            83              490,000.00     6.5000000000        6.3000000000           360               359               N/A
   1986          II            N/A             292,000.00     6.7500000000        6.3750000000           360               354               N/A
   1987          II            N/A             270,548.82     6.7500000000        6.3750000000           360               357               N/A
   1988          II            N/A             365,000.00     6.7500000000        6.3750000000           360               358               N/A
   1989          II            N/A             195,996.96     6.7500000000        6.3750000000           360               351               N/A
   1990          II            N/A             395,000.00     6.6250000000        6.3750000000           360               360               N/A
   1991          II            N/A             480,000.00     6.7500000000        6.3750000000           360               360               N/A
   1992          II            N/A             232,628.00     6.7500000000        6.3750000000           360               356               N/A
   1993          II            N/A             429,111.59     6.6250000000        6.3750000000           360               356               N/A
   1994          II            N/A             245,000.00     7.2500000000        6.3850000000           360               352               N/A
   1995          II            82              572,000.00     6.6250000000        6.4250000000           360               358               N/A
   1996          II            82              511,150.00     6.6250000000        6.4250000000           360               358               N/A
   1997          II            83            1,025,000.00     6.6250000000        6.4250000000           360               359               N/A
   1998          II            83              505,800.00     6.6250000000        6.4250000000           360               359               N/A
   1999          II            83              429,000.00     6.6250000000        6.4250000000           360               359               N/A
   2000          II            83              560,000.00     6.6250000000        6.4250000000           360               359               N/A
   2001          II            84              552,000.00     6.6250000000        6.4250000000           360               360               N/A
   2002          II            84              472,500.00     6.6250000000        6.4250000000           360               360               N/A
   2003          II            82              434,000.00     6.6250000000        6.4250000000           360               358               N/A
   2004          II            83              983,985.00     6.6250000000        6.4250000000           360               359               N/A
   2005          II            84              524,000.00     6.6250000000        6.4250000000           360               360               N/A
   2006          II            82            2,300,085.05     6.6250000000        6.4250000000           360               358               N/A
   2007          II            82            1,621,185.00     6.6250000000        6.4250000000           360               358               N/A
   2008          II            82              618,057.00     6.6250000000        6.4250000000           360               358               N/A
   2009          II            82              586,617.00     6.6250000000        6.4250000000           360               358               N/A
   2010          II            83            2,107,000.00     6.6250000000        6.4250000000           360               359               N/A
   2011          II            83            1,500,000.00     6.6250000000        6.4250000000           360               359               N/A
   2012          II            83              705,000.00     6.6250000000        6.4250000000           360               359               N/A
   2013          II            83              460,000.00     6.6250000000        6.4250000000           360               359               N/A
   2014          II            83              493,600.00     6.6250000000        6.4250000000           360               359               N/A
   2015          II            83              640,000.00     6.6250000000        6.4250000000           360               359               N/A
   2016          II            84              428,250.00     6.6250000000        6.4250000000           360               360               N/A
   2017          II            84              520,000.00     6.6250000000        6.4250000000           360               360               N/A
   2018          II            83              571,800.00     6.6250000000        6.4250000000           360               359               N/A
   2019          II            83              489,567.69     6.6250000000        6.4250000000           360               359               N/A
   2020          II            82              536,000.00     6.6250000000        6.4250000000           360               358               N/A
   2021          II            N/A             186,000.00     6.8750000000        6.5000000000           360               354               N/A
   2022          II            N/A             410,000.00     6.8750000000        6.5000000000           360               355               N/A
   2023          II            N/A             178,100.00     6.8750000000        6.5000000000           360               357               N/A
   2024          II            N/A             102,500.00     6.8750000000        6.5000000000           360               359               N/A
   2025          II            N/A             256,000.00     6.8750000000        6.5000000000           360               359               N/A
   2026          II            N/A             355,000.00     6.8750000000        6.5000000000           360               359               N/A
   2027          II            N/A             326,067.87     6.8750000000        6.5000000000           360               355               N/A
   2028          II            N/A             310,418.15     6.7500000000        6.5000000000           360               356               N/A
   2029          II            N/A             186,940.00     6.8750000000        6.5000000000           360               352               N/A
   2030          II            N/A             115,100.00     6.7500000000        6.5000000000           360               356               N/A
   2031          II            N/A             194,000.00     6.7500000000        6.5000000000           360               356               N/A
   2032          II            N/A             522,223.00     6.8750000000        6.5000000000           360               358               N/A
   2033          II            N/A             350,000.00     6.8750000000        6.5000000000           360               360               N/A
   2034          II            N/A             250,000.00     6.8750000000        6.5000000000           360               360               N/A
   2035          II            N/A             545,000.00     6.8750000000        6.5000000000           360               360               N/A
   2036          II            80              423,988.43     6.7500000000        6.5500000000           360               356               N/A
   2037          II            83              800,000.00     6.7500000000        6.5500000000           360               359               N/A
   2038          II            83              428,401.00     6.7500000000        6.5500000000           360               359               N/A
   2039          II            83              591,000.00     6.7500000000        6.5500000000           360               359               N/A
   2040          II            83              451,900.00     6.7500000000        6.5500000000           360               359               N/A
   2041          II            83              460,000.00     6.7500000000        6.5500000000           360               359               N/A
   2042          II            84              568,000.00     6.7500000000        6.5500000000           360               360               N/A
   2043          II            83              552,000.00     6.7500000000        6.5500000000           360               359               N/A
   2044          II            84              668,000.00     6.7500000000        6.5500000000           360               360               N/A
   2045          II            80              617,335.00     6.7500000000        6.5500000000           360               356               N/A
   2046          II            82              640,000.00     6.7500000000        6.5500000000           360               358               N/A
   2047          II            81              630,330.61     6.7500000000        6.5500000000           360               357               N/A
   2048          II            81              933,947.54     6.7500000000        6.5500000000           360               357               N/A
   2049          II            83              470,000.00     6.7500000000        6.5500000000           360               359               N/A
   2050          II            83              684,000.00     6.7500000000        6.5500000000           360               359               N/A
   2051          II            83            1,750,000.00     6.7500000000        6.5500000000           360               359               N/A
   2052          II            83              595,000.00     6.7500000000        6.5500000000           360               359               N/A
   2053          II            83              440,000.00     6.7500000000        6.5500000000           360               359               N/A
   2054          II            83              900,000.00     6.7500000000        6.5500000000           360               359               N/A
   2055          II            83              650,000.00     6.7500000000        6.5500000000           360               359               N/A
   2056          II            83              592,000.00     6.7500000000        6.5500000000           360               359               N/A
   2057          II            83              490,400.00     6.7500000000        6.5500000000           360               359               N/A
   2058          II            83              639,600.00     6.7500000000        6.5500000000           360               359               N/A
   2059          II            84              560,000.00     6.7500000000        6.5500000000           360               360               N/A
   2060          II            84              504,000.00     6.7500000000        6.5500000000           360               360               N/A
   2061          II            84            1,000,000.00     6.7500000000        6.5500000000           360               360               N/A
   2062          II            82              488,000.00     6.7500000000        6.5500000000           360               358               N/A
   2063          II            83              520,000.00     6.7500000000        6.5500000000           360               359               N/A
   2064          II            83              804,850.00     6.7500000000        6.5500000000           360               359               N/A
   2065          II            83              649,990.00     6.7500000000        6.5500000000           360               359               N/A
   2066          II            83              468,000.00     6.7500000000        6.5500000000           360               359               N/A
   2067          II            84              511,200.00     6.7500000000        6.5500000000           360               360               N/A
   2068          II            84            1,900,000.00     6.7500000000        6.5500000000           360               360               N/A
   2069          II            N/A             323,000.00     7.5000000000        6.5850000000           360               360               N/A
   2070          II            N/A             720,000.00     7.0000000000        6.6250000000           360               355               N/A
   2071          II            N/A             784,000.00     7.0000000000        6.6250000000           360               358               N/A
   2072          II            N/A             260,000.00     7.0000000000        6.6250000000           360               359               N/A
   2073          II            N/A             165,000.00     7.0000000000        6.6250000000           360               359               N/A
   2074          II            N/A              92,769.98     7.0000000000        6.6250000000           360               357               N/A
   2075          II            N/A             588,000.00     7.0000000000        6.6250000000           360               356               N/A
   2076          II            N/A             257,600.00     7.0000000000        6.6250000000           360               356               N/A
   2077          II            N/A             303,895.69     6.8750000000        6.6250000000           360               354               N/A
   2078          II            N/A             612,000.00     6.8750000000        6.6250000000           360               356               N/A
   2079          II            N/A             439,024.72     7.0000000000        6.6250000000           360               356               N/A
   2080          II            N/A             500,000.00     6.8750000000        6.6250000000           360               357               N/A
   2081          II            N/A             387,000.00     7.0000000000        6.6250000000           360               360               N/A
   2082          II            79              432,000.00     6.8750000000        6.6750000000           360               355               N/A
   2083          II            82              612,500.00     6.8750000000        6.6750000000           360               358               N/A
   2084          II            83              446,250.00     6.8750000000        6.6750000000           360               359               N/A
   2085          II            83              508,000.00     6.8750000000        6.6750000000           360               359               N/A
   2086          II            83              882,971.51     6.8750000000        6.6750000000           360               359               N/A
   2087          II            84            1,339,900.00     6.8750000000        6.6750000000           360               360               N/A
   2088          II            84              542,000.00     6.8750000000        6.6750000000           360               360               N/A
   2089          II            84              650,000.00     6.8750000000        6.6750000000           360               360               N/A
   2090          II            83              491,500.00     6.8750000000        6.6750000000           360               359               N/A
   2091          II            84              492,000.00     6.8750000000        6.6750000000           360               360               N/A
   2092          II            84              592,000.00     6.8750000000        6.6750000000           360               360               N/A
   2093          II            77              960,000.00     6.8750000000        6.6750000000           360               353               N/A
   2094          II            82              994,220.86     6.8750000000        6.6750000000           360               358               N/A
   2095          II            82              960,000.00     6.8750000000        6.6750000000           360               358               N/A
   2096          II            82              833,050.00     6.8750000000        6.6750000000           360               358               N/A
   2097          II            82              447,000.00     6.8750000000        6.6750000000           360               358               N/A
   2098          II            83              475,000.00     6.8750000000        6.6750000000           360               359               N/A
   2099          II            83              550,000.00     6.8750000000        6.6750000000           360               359               N/A
   2100          II            83              519,901.44     6.8750000000        6.6750000000           360               359               N/A
   2101          II            83              868,000.00     6.8750000000        6.6750000000           360               359               N/A
   2102          II            83              670,000.00     6.8750000000        6.6750000000           360               359               N/A
   2103          II            83            1,785,000.00     6.8750000000        6.6750000000           360               359               N/A
   2104          II            83            1,181,241.00     6.8750000000        6.6750000000           360               359               N/A
   2105          II            83              471,029.60     6.8750000000        6.6750000000           360               359               N/A
   2106          II            83              421,600.00     6.8750000000        6.6750000000           360               359               N/A
   2107          II            83              500,000.00     6.8750000000        6.6750000000           360               359               N/A
   2108          II            83            1,048,800.00     6.8750000000        6.6750000000           360               359               N/A
   2109          II            83            1,200,000.00     6.8750000000        6.6750000000           360               359               N/A
   2110          II            82            1,382,500.00     6.8750000000        6.6750000000           360               358               N/A
   2111          II            82              576,000.00     6.8750000000        6.6750000000           360               358               N/A
   2112          II            82              575,960.00     6.8750000000        6.6750000000           360               358               N/A
   2113          II            83              427,500.00     6.8750000000        6.6750000000           360               359               N/A
   2114          II            82              574,031.09     6.8750000000        6.6750000000           360               358               N/A
   2115          II            84              480,000.00     6.8750000000        6.6750000000           360               360               N/A
   2116          II            N/A             239,400.00     7.1250000000        6.7500000000           360               352               N/A
   2117          II            N/A             136,800.00     7.1250000000        6.7500000000           360               353               N/A
   2118          II            N/A             239,056.29     7.1250000000        6.7500000000           360               355               N/A
   2119          II            N/A             184,000.00     7.1250000000        6.7500000000           360               356               N/A
   2120          II            N/A             351,352.00     7.1250000000        6.7500000000           360               356               N/A
   2121          II            N/A             160,000.00     7.1250000000        6.7500000000           360               357               N/A
   2122          II            N/A             125,000.00     7.1250000000        6.7500000000           360               359               N/A
   2123          II            N/A             552,101.13     7.0000000000        6.7500000000           360               355               N/A
   2124          II            N/A             135,000.00     7.1250000000        6.7500000000           360               360               N/A
   2125          II            N/A             107,967.59     7.1250000000        6.7500000000           360               351               N/A
   2126          II            N/A             148,800.00     7.1250000000        6.7500000000           360               360               N/A
   2127          II            83              540,000.00     7.0000000000        6.8000000000           360               359               N/A
   2128          II            84              512,000.00     7.0000000000        6.8000000000           360               360               N/A
   2129          II            82              530,000.00     7.0000000000        6.8000000000           360               358               N/A
   2130          II            83              945,000.00     7.0000000000        6.8000000000           360               359               N/A
   2131          II            82              650,000.00     7.0000000000        6.8000000000           360               358               N/A
   2132          II            82              900,000.00     7.0000000000        6.8000000000           360               358               N/A
   2133          II            83              650,000.00     7.0000000000        6.8000000000           360               359               N/A
   2134          II            83              481,000.00     7.0000000000        6.8000000000           360               359               N/A
   2135          II            83              650,000.00     7.0000000000        6.8000000000           360               359               N/A
   2136          II            83              650,000.00     7.0000000000        6.8000000000           360               359               N/A
   2137          II            83              472,000.00     7.0000000000        6.8000000000           360               359               N/A
   2138          II            84            1,012,500.00     7.0000000000        6.8000000000           360               360               N/A
   2139          II            84              608,000.00     7.0000000000        6.8000000000           360               360               N/A
   2140          II            84              496,000.00     7.0000000000        6.8000000000           360               360               N/A
   2141          II            81              650,000.00     7.0000000000        6.8000000000           360               357               N/A
   2142          II            83              560,000.00     7.0000000000        6.8000000000           360               359               N/A
   2143          II            83            2,997,540.93     7.0000000000        6.8000000000           360               359               N/A
   2144          II            N/A              61,470.00     7.7500000000        6.8150000000           480               480               360
   2145          II            N/A             600,000.00     7.2500000000        6.8750000000           360               353               N/A
   2146          II            N/A             202,645.00     7.2500000000        6.8750000000           360               353               N/A
   2147          II            N/A             159,200.00     7.2500000000        6.8750000000           360               354               N/A
   2148          II            N/A             204,800.00     7.2500000000        6.8750000000           360               355               N/A
   2149          II            N/A             255,600.00     7.2500000000        6.8750000000           360               355               N/A
   2150          II            N/A             399,998.86     7.2500000000        6.8750000000           360               358               N/A
   2151          II            N/A             223,196.40     7.2500000000        6.8750000000           360               353               N/A
   2152          II            N/A             369,883.79     7.2500000000        6.8750000000           360               358               N/A
   2153          II            N/A             311,900.00     7.2500000000        6.8750000000           360               351               N/A
   2154          II            N/A             355,500.00     7.2500000000        6.8750000000           360               352               N/A
   2155          II            N/A             171,360.00     7.2500000000        6.8750000000           360               360               N/A
   2156          II            N/A             215,000.00     7.2500000000        6.8750000000           360               360               N/A
   2157          II            N/A             335,000.00     7.2500000000        6.8750000000           360               360               N/A
   2158          II            82              432,736.00     7.1250000000        6.9250000000           360               358               N/A
   2159          II            83              520,000.00     7.1250000000        6.9250000000           360               359               N/A
   2160          II            84              472,000.00     7.1250000000        6.9250000000           360               360               N/A
   2161          II            83              496,000.00     7.1250000000        6.9250000000           360               359               N/A
   2162          II            83              479,250.00     7.1250000000        6.9250000000           360               359               N/A
   2163          II            83              630,750.00     7.1250000000        6.9250000000           360               359               N/A
   2164          II            83              743,500.00     7.1250000000        6.9250000000           360               359               N/A
   2165          II            84              667,500.00     7.1250000000        6.9250000000           360               360               N/A
   2166          II            84              505,600.00     7.1250000000        6.9250000000           360               360               N/A
   2167          II            83              458,033.42     7.1250000000        6.9250000000           360               359               N/A
   2168          II            84              488,000.00     7.1250000000        6.9250000000           360               360               N/A
   2169          II            83              630,000.00     7.1250000000        6.9250000000           360               359               N/A
   2170          II            N/A             471,880.00     7.3750000000        7.0000000000           360               354               N/A
   2171          II            N/A             245,500.00     7.3750000000        7.0000000000           360               354               N/A
   2172          II            N/A             351,400.00     7.3750000000        7.0000000000           360               355               N/A
   2173          II            N/A             224,000.00     7.3750000000        7.0000000000           360               355               N/A
   2174          II            N/A           1,397,500.00     7.3750000000        7.0000000000           360               356               N/A
   2175          II            N/A             359,946.70     7.3750000000        7.0000000000           360               357               N/A
   2176          II            N/A             522,300.00     7.3750000000        7.0000000000           360               358               N/A
   2177          II            N/A             300,000.00     7.3750000000        7.0000000000           360               359               N/A
   2178          II            N/A             500,000.00     7.3750000000        7.0000000000           360               359               N/A
   2179          II            N/A             113,999.16     7.2500000000        7.0000000000           360               356               N/A
   2180          II            N/A             440,595.00     7.3750000000        7.0000000000           360               360               N/A
   2181          II            81              784,000.00     7.2500000000        7.0500000000           360               357               N/A
   2182          II            83              535,200.00     7.2500000000        7.0500000000           360               359               N/A
   2183          II            84              540,000.00     7.2500000000        7.0500000000           360               360               N/A
   2184          II            84              456,000.00     7.2500000000        7.0500000000           360               360               N/A
   2185          II            83              975,000.00     7.2500000000        7.0500000000           360               359               N/A
   2186          II            83            1,200,000.00     7.2500000000        7.0500000000           360               359               N/A
   2187          II            83              920,000.00     7.2500000000        7.0500000000           360               359               N/A
   2188          II            83              548,000.00     7.2500000000        7.0500000000           360               359               N/A
   2189          II            83              556,000.00     7.2500000000        7.0500000000           360               359               N/A
   2190          II            84              620,000.00     7.2500000000        7.0500000000           360               360               N/A
   2191          II            82              594,400.00     7.2500000000        7.0500000000           360               358               N/A
   2192          II            84              840,000.00     7.2500000000        7.0500000000           360               360               N/A
   2193          II            83              649,492.93     7.2500000000        7.0500000000           360               359               N/A
   2194          II            84              637,500.00     7.2500000000        7.0500000000           360               360               N/A
   2195          II            N/A             222,000.00     7.5000000000        7.1250000000           360               352               N/A
   2196          II            N/A             374,500.00     7.5000000000        7.1250000000           360               357               N/A
   2197          II            N/A             145,000.00     7.5000000000        7.1250000000           360               357               N/A
   2198          II            N/A             703,500.00     7.5000000000        7.1250000000           360               358               N/A
   2199          II            N/A             417,000.00     7.5000000000        7.1250000000           360               359               N/A
   2200          II            N/A             400,000.00     7.5000000000        7.1250000000           360               358               N/A
   2201          II            N/A             523,198.75     7.5000000000        7.1250000000           360               355               N/A
   2202          II            N/A             452,799.50     7.3750000000        7.1250000000           360               357               N/A
   2203          II            N/A             208,089.71     7.5000000000        7.1250000000           360               358               N/A
   2204          II            N/A             131,348.00     7.5000000000        7.1250000000           360               360               N/A
   2205          II            N/A             222,417.00     7.5000000000        7.1250000000           360               360               N/A
   2206          II            N/A              99,750.00     7.5000000000        7.1250000000           360               360               N/A
   2207          II            84              504,000.00     7.3750000000        7.1750000000           360               360               N/A
   2208          II            84              510,390.00     7.3750000000        7.1750000000           360               360               N/A
   2209          II            84              584,000.00     7.3750000000        7.1750000000           360               360               N/A
   2210          II            83              558,356.80     7.3750000000        7.1750000000           360               359               N/A
   2211          II            84              551,000.00     7.3750000000        7.1750000000           360               360               N/A
   2212          II            83              974,258.11     7.3750000000        7.1750000000           360               359               N/A
   2213          II            82              840,000.00     7.3750000000        7.1750000000           360               358               N/A
   2214          II            N/A              61,081.24     7.6250000000        7.2500000000           360               354               N/A
   2215          II            N/A             196,000.00     7.6250000000        7.2500000000           360               355               N/A
   2216          II            N/A             118,400.00     7.6250000000        7.2500000000           360               355               N/A
   2217          II            N/A             600,000.00     7.6250000000        7.2500000000           360               356               N/A
   2218          II            N/A             485,000.00     7.6250000000        7.2500000000           360               356               N/A
   2219          II            N/A              77,600.00     7.6250000000        7.2500000000           360               357               N/A
   2220          II            N/A             159,200.00     7.6250000000        7.2500000000           360               359               N/A
   2221          II            N/A             292,500.00     7.5000000000        7.2500000000           360               355               N/A
   2222          II            N/A             300,000.00     7.5000000000        7.2500000000           360               354               N/A
   2223          II            N/A             205,992.00     7.6250000000        7.2500000000           360               356               N/A
   2224          II            N/A             139,999.91     7.6250000000        7.2500000000           360               357               N/A
   2225          II            N/A             353,000.00     7.6250000000        7.2500000000           360               360               N/A
   2226          II            83              600,000.00     7.5000000000        7.3000000000           360               359               N/A
   2227          II            83              800,000.00     7.5000000000        7.3000000000           360               359               N/A
   2228          II            84              435,000.00     7.5000000000        7.3000000000           360               360               N/A
   2229          II            84              540,000.00     7.5000000000        7.3000000000           360               360               N/A
   2230          II            82              492,000.00     7.5000000000        7.3000000000           360               358               N/A
   2231          II            83              495,000.00     7.5000000000        7.3000000000           360               359               N/A
   2232          II            83              422,400.00     7.5000000000        7.3000000000           360               359               N/A
   2233          II            83              680,000.00     7.5000000000        7.3000000000           360               359               N/A
   2234          II            84            1,500,000.00     7.5000000000        7.3000000000           360               360               N/A
   2235          II            83              980,000.00     7.5000000000        7.3000000000           360               359               N/A
   2236          II            82              575,200.00     7.5000000000        7.3000000000           360               358               N/A
   2237          II            N/A             166,092.19     8.5000000000        7.3400000000           360               356               N/A
   2238          II            N/A              97,750.00     7.8750000000        7.3700000000           360               357               N/A
   2239          II            N/A             247,000.00     7.7500000000        7.3750000000           360               353               N/A
   2240          II            N/A             280,000.00     7.7500000000        7.3750000000           360               355               N/A
   2241          II            N/A             252,000.00     7.7500000000        7.3750000000           360               355               N/A
   2242          II            N/A             452,000.00     7.7500000000        7.3750000000           360               357               N/A
   2243          II            N/A              58,709.95     7.7500000000        7.3750000000           360               358               N/A
   2244          II            N/A             226,710.00     7.7500000000        7.3750000000           360               351               N/A
   2245          II            N/A             461,600.00     7.7500000000        7.3750000000           360               359               N/A
   2246          II            N/A             316,000.00     7.7500000000        7.3750000000           360               359               N/A
   2247          II            N/A             265,052.00     7.7500000000        7.3750000000           360               355               N/A
   2248          II            N/A             193,991.98     7.7500000000        7.3750000000           360               355               N/A
   2249          II            N/A             669,104.00     7.7500000000        7.3750000000           360               356               N/A
   2250          II            N/A             153,135.00     7.7500000000        7.3750000000           360               360               N/A
   2251          II            N/A           1,286,000.00     7.7500000000        7.3750000000           360               356               N/A
   2252          II            N/A             283,500.00     7.7500000000        7.3750000000           360               356               N/A
   2253          II            82              535,500.00     7.6250000000        7.4250000000           360               358               N/A
   2254          II            83              495,200.00     7.6250000000        7.4250000000           360               359               N/A
   2255          II            83              880,000.00     7.6250000000        7.4250000000           360               359               N/A
   2256          II            84              450,000.00     7.6250000000        7.4250000000           360               360               N/A
   2257          II            84              423,858.00     7.6250000000        7.4250000000           360               360               N/A
   2258          II            83              919,334.13     7.6250000000        7.4250000000           360               359               N/A
   2259          II            82              576,000.00     7.6250000000        7.4250000000           360               358               N/A
   2260          II            N/A             220,000.00     8.5000000000        7.4750000000           360               360               N/A
   2261          II            N/A             229,500.00     7.8750000000        7.5000000000           360               352               N/A
   2262          II            N/A              84,000.00     7.8750000000        7.5000000000           360               354               N/A
   2263          II            N/A             151,200.00     7.8750000000        7.5000000000           360               354               N/A
   2264          II            N/A             109,200.00     7.8750000000        7.5000000000           360               355               N/A
   2265          II            N/A             495,000.00     7.8750000000        7.5000000000           360               357               N/A
   2266          II            N/A             314,999.27     7.8750000000        7.5000000000           360               358               N/A
   2267          II            N/A             151,100.00     7.8750000000        7.5000000000           360               358               N/A
   2268          II            N/A             373,500.00     7.8750000000        7.5000000000           360               359               N/A
   2269          II            N/A              77,239.17     7.8750000000        7.5000000000           360               357               N/A
   2270          II            N/A             239,834.83     7.8750000000        7.5000000000           360               359               N/A
   2271          II            N/A             379,738.49     7.8750000000        7.5000000000           360               359               N/A
   2272          II            N/A             407,992.00     7.8750000000        7.5000000000           360               356               N/A
   2273          II            N/A             279,130.00     7.8750000000        7.5000000000           360               358               N/A
   2274          II            N/A             272,611.26     7.8750000000        7.5000000000           360               359               N/A
   2275          II            N/A             126,900.00     7.8750000000        7.5000000000           360               360               N/A
   2276          II            N/A              88,650.00     7.8750000000        7.5000000000           360               360               N/A
   2277          II            84              488,000.00     7.7500000000        7.5500000000           360               360               N/A
   2278          II            83              532,000.00     7.7500000000        7.5500000000           360               359               N/A
   2279          II            83              466,400.00     7.7500000000        7.5500000000           360               359               N/A
   2280          II            83              493,000.00     7.7500000000        7.5500000000           360               359               N/A
   2281          II            84              750,000.00     7.7500000000        7.5500000000           360               360               N/A
   2282          II            83              508,000.00     7.7500000000        7.5500000000           360               359               N/A
   2283          II            82              520,000.00     7.7500000000        7.5500000000           360               358               N/A
   2284          II            N/A             126,000.00     9.6250000000        7.5700000000           360               358               N/A
   2285          II            N/A             333,108.00     7.9990000000        7.6240000000           360               356               N/A
   2286          II            N/A             192,000.00     8.0000000000        7.6250000000           360               357               N/A
   2287          II            N/A             303,296.35     8.0000000000        7.6250000000           360               359               N/A
   2288          II            N/A             382,500.00     8.5000000000        7.6250000000           360               359               N/A
   2289          II            N/A              88,500.00     8.0000000000        7.6250000000           360               360               N/A
   2290          II            N/A             168,000.00     8.0000000000        7.6250000000           480               480               360
   2291          II            83              429,600.00     7.8750000000        7.6750000000           360               359               N/A
   2292          II            83            1,480,000.00     7.8750000000        7.6750000000           360               359               N/A
   2293          II            82              479,000.00     7.8750000000        7.6750000000           360               358               N/A
   2294          II            83              423,920.00     7.8750000000        7.6750000000           360               359               N/A
   2295          II            82              472,000.00     7.8750000000        7.6750000000           360               358               N/A
   2296          II            82              887,200.00     7.8750000000        7.6750000000           360               358               N/A
   2297          II            83              560,000.00     7.8750000000        7.6750000000           360               359               N/A
   2298          II            N/A             569,499.36     8.5000000000        7.7050000000           360               357               N/A
   2299          II            N/A             137,250.00     8.1250000000        7.7500000000           360               355               N/A
   2300          II            N/A              93,600.00     8.1250000000        7.7500000000           360               357               N/A
   2301          II            81              915,000.00     8.0000000000        7.8000000000           360               357               N/A
   2302          II            82              480,000.00     8.0000000000        7.8000000000           360               358               N/A
   2303          II            83              500,000.00     8.0000000000        7.8000000000           360               359               N/A
   2304          II            N/A              79,110.00     8.6250000000        7.8500000000           360               359               N/A
   2305          II            N/A             317,500.00     8.5000000000        7.8550000000           360               360               N/A
   2306          II            N/A             172,000.00     8.2500000000        7.8750000000           360               356               N/A
   2307          II            N/A             177,596.00     8.2500000000        7.8750000000           360               357               N/A
   2308          II            N/A             176,000.00     8.2500000000        7.8750000000           360               359               N/A
   2309          II            N/A              80,000.00     8.2500000000        7.8750000000           360               359               N/A
   2310          II            N/A              89,000.00     8.2500000000        7.8750000000           360               360               N/A
   2311          II            N/A             103,963.50     8.2500000000        7.8750000000           360               355               N/A
   2312          II            N/A             133,600.00     8.2500000000        7.8750000000           360               360               N/A
   2313          II            N/A             163,290.11     8.2500000000        7.8750000000           360               355               N/A
   2314          II            N/A           1,350,000.00     8.1250000000        7.8750000000           360               356               N/A
   2315          II            N/A             173,353.00     8.2500000000        7.8750000000           360               356               N/A
   2316          II            N/A             339,887.00     8.2500000000        7.8750000000           360               359               N/A
   2317          II            N/A             314,000.00     8.2500000000        7.8750000000           360               360               N/A
   2318          II            N/A             567,800.00     8.2500000000        7.8750000000           360               360               N/A
   2319          II            N/A             282,625.00     8.3750000000        7.9000000000           360               359               N/A
   2320          II            N/A             327,796.13     8.3750000000        8.0000000000           360               359               N/A
   2321          II            N/A             163,260.00     8.3750000000        8.0000000000           360               360               N/A
   2322          II            N/A              73,504.26     8.3750000000        8.0000000000           360               356               N/A
   2323          II            N/A             283,500.00     9.0000000000        8.0050000000           360               360               N/A
   2324          II            83              472,000.00     8.2500000000        8.0500000000           360               359               N/A
   2325          II            80              592,750.00     8.2500000000        8.0500000000           360               356               N/A
   2326          II            82              510,000.00     8.2500000000        8.0500000000           360               358               N/A
   2327          II            83              892,000.00     8.2500000000        8.0500000000           360               359               N/A
   2328          II            83              632,000.00     8.2500000000        8.0500000000           360               359               N/A
   2329          II            84              998,000.00     8.2500000000        8.0500000000           360               360               N/A
   2330          II            84            1,295,000.00     8.2500000000        8.0500000000           360               360               N/A
   2331          II            84              459,000.00     8.2500000000        8.0500000000           360               360               N/A
   2332          II            N/A             368,000.00     8.5000000000        8.1250000000           360               356               N/A
   2333          II            N/A             880,000.00     8.5000000000        8.1250000000           360               356               N/A
   2334          II            N/A             204,000.00     8.5000000000        8.1250000000           360               358               N/A
   2335          II            N/A             112,000.00     8.5000000000        8.1250000000           360               358               N/A
   2336          II            N/A             539,011.64     8.5000000000        8.1250000000           360               357               N/A
   2337          II            N/A             126,246.30     8.5000000000        8.1250000000           360               358               N/A
   2338          II            N/A             124,048.99     8.5000000000        8.1250000000           360               358               N/A
   2339          II            N/A             575,251.30     8.5000000000        8.1250000000           360               359               N/A
   2340          II            N/A             131,000.00     8.5000000000        8.1250000000           360               360               N/A
   2341          II            84            1,000,000.00     8.3750000000        8.1750000000           360               360               N/A
   2342          II            84              500,000.00     8.3750000000        8.1750000000           360               360               N/A
   2343          II            N/A             186,300.00     9.1250000000        8.1900000000           360               358               N/A
   2344          II            N/A             232,000.00     8.6250000000        8.2500000000           360               358               N/A
   2345          II            N/A             274,571.77     8.5000000000        8.2500000000           360               350               N/A
   2346          II            N/A             250,301.72     8.6250000000        8.2500000000           360               357               N/A
   2347          II            N/A             637,912.00     8.6250000000        8.2500000000           360               357               N/A
   2348          II            83              588,000.00     8.5000000000        8.3000000000           360               359               N/A
   2349          II            83              541,050.00     8.5000000000        8.3000000000           360               359               N/A
   2350          II            82              496,000.00     8.5000000000        8.3000000000           360               358               N/A
   2351          II            82              672,000.00     8.5000000000        8.3000000000           360               358               N/A
   2352          II            N/A             103,920.00     8.7500000000        8.3750000000           360               356               N/A
   2353          II            N/A             292,000.00     8.7500000000        8.3750000000           360               357               N/A
   2354          II            N/A             114,501.82     8.7500000000        8.3750000000           360               357               N/A
   2355          II            N/A              47,437.38     8.7500000000        8.3750000000           360               357               N/A
   2356          II            N/A             576,000.00     8.7500000000        8.3750000000           360               358               N/A
   2357          II            N/A             964,600.00     8.7500000000        8.3750000000           360               360               N/A
   2358          II            83              627,108.72     8.6250000000        8.4250000000           360               359               N/A
   2359          II            83              487,824.62     8.6250000000        8.4250000000           360               359               N/A
   2360          II            84              793,329.00     8.7500000000        8.5500000000           360               360               N/A
   2361          II            84              460,000.00     8.7500000000        8.5500000000           360               360               N/A
   2362          II            84              650,000.00     8.7500000000        8.5500000000           360               360               N/A
   2363          II            83              558,400.00     8.7500000000        8.5500000000           360               359               N/A
   2364          II            83              504,000.00     8.7500000000        8.5500000000           360               359               N/A
   2365          II            N/A             107,181.42     9.0000000000        8.6250000000           360               359               N/A
   2366          II            83              444,720.00     8.8750000000        8.6750000000           360               359               N/A
   2367          II            82              420,000.00     8.8750000000        8.6750000000           360               358               N/A
   2368          II            83              423,000.00     8.8750000000        8.6750000000           360               359               N/A
   2369          II            83              512,183.00     8.9990000000        8.7990000000           360               359               N/A
   2370          II            82              600,000.00     9.0000000000        8.8000000000           360               358               N/A
   2371          II            83              598,500.00     9.0000000000        8.8000000000           360               359               N/A
   2372          II            83              519,960.00     9.0000000000        8.8000000000           360               359               N/A
   2373          II            N/A             117,000.00     9.5000000000        8.8550000000           360               358               N/A
   2374          II            N/A             208,000.00     9.2500000000        8.8750000000           360               360               N/A
   2375          II            N/A             468,000.00     9.8750000000        8.8800000000           360               359               N/A
   2376          II            N/A             130,440.71     9.8750000000        8.8800000000           360               359               N/A
   2377          II            N/A             270,000.00    10.5000000000        9.3150000000           360               359               N/A
   2378          II            N/A             247,500.00     9.8750000000        9.5000000000           360               360               N/A
   2379          II            N/A              88,000.00     9.8750000000        9.5000000000           360               360               N/A
   2380         III            N/A             103,500.00    11.5000000000       10.8450000000           360               360               N/A
   2381         III            118             880,000.00     5.5000000000        5.3000000000           360               358               N/A
   2382         III            119             511,800.00     5.5000000000        5.3000000000           360               359               N/A
   2383         III            117           1,000,000.00     5.5000000000        5.3000000000           360               357               N/A
   2384         III            118             597,340.00     5.5000000000        5.3000000000           360               358               N/A
   2385         III            N/A             273,600.00     5.7500000000        5.3750000000           360               352               N/A
   2386         III            118             956,249.42     5.6250000000        5.4250000000           360               358               N/A
   2387         III            118             429,600.00     5.7500000000        5.5500000000           360               358               N/A
   2388         III            120             625,214.00     5.7500000000        5.5500000000           360               360               N/A
   2389         III            118             880,000.00     5.7500000000        5.5500000000           360               358               N/A
   2390         III            119             545,000.00     5.7500000000        5.5500000000           360               359               N/A
   2391         III            120             420,000.00     5.7500000000        5.5500000000           360               360               N/A
   2392         III            N/A             132,000.00     6.0000000000        5.6250000000           360               353               N/A
   2393         III            120             497,904.00     5.8750000000        5.6750000000           360               360               N/A
   2394         III            120             447,100.00     5.8750000000        5.6750000000           360               360               N/A
   2395         III            118             555,611.96     5.8750000000        5.6750000000           360               358               N/A
   2396         III            118           1,037,983.74     5.8750000000        5.6750000000           360               358               N/A
   2397         III            118             550,000.00     5.8750000000        5.6750000000           360               358               N/A
   2398         III            118             870,000.00     5.8750000000        5.6750000000           360               358               N/A
   2399         III            118             440,000.00     5.8750000000        5.6750000000           360               358               N/A
   2400         III            118             446,000.00     5.8750000000        5.6750000000           360               358               N/A
   2401         III            119             600,000.00     5.8750000000        5.6750000000           360               359               N/A
   2402         III            119           1,365,000.00     6.0000000000        5.8000000000           360               359               N/A
   2403         III            119             559,920.00     6.0000000000        5.8000000000           360               359               N/A
   2404         III            120             500,000.00     6.0000000000        5.8000000000           360               360               N/A
   2405         III            120           1,749,636.87     6.0000000000        5.8000000000           360               360               N/A
   2406         III            118             435,000.00     6.0000000000        5.8000000000           360               358               N/A
   2407         III            120             568,000.00     6.0000000000        5.8000000000           360               360               N/A
   2408         III            118           1,000,000.00     6.0000000000        5.8000000000           360               358               N/A
   2409         III            119           1,175,000.00     6.0000000000        5.8000000000           360               359               N/A
   2410         III            119           1,941,500.00     6.0000000000        5.8000000000           360               359               N/A
   2411         III            119           1,490,000.00     6.0000000000        5.8000000000           360               359               N/A
   2412         III            119           1,820,000.00     6.0000000000        5.8000000000           360               359               N/A
   2413         III            119             784,000.00     6.0000000000        5.8000000000           360               359               N/A
   2414         III            119             588,000.00     6.0000000000        5.8000000000           360               359               N/A
   2415         III            119             596,000.00     6.0000000000        5.8000000000           360               359               N/A
   2416         III            119             464,000.00     6.0000000000        5.8000000000           360               359               N/A
   2417         III            120             480,000.00     6.0000000000        5.8000000000           360               360               N/A
   2418         III            N/A             209,915.73     6.2500000000        5.8750000000           360               351               N/A
   2419         III            118           1,250,000.00     6.1250000000        5.9250000000           360               358               N/A
   2420         III            118             440,000.00     6.1250000000        5.9250000000           360               358               N/A
   2421         III            118             425,868.00     6.1250000000        5.9250000000           360               358               N/A
   2422         III            118           1,000,000.00     6.1250000000        5.9250000000           360               358               N/A
   2423         III            119             602,000.00     6.1250000000        5.9250000000           360               359               N/A
   2424         III            119             548,000.00     6.1250000000        5.9250000000           360               359               N/A
   2425         III            119             579,436.28     6.1250000000        5.9250000000           360               359               N/A
   2426         III            119             647,500.00     6.1250000000        5.9250000000           360               359               N/A
   2427         III            118             440,000.00     6.1250000000        5.9250000000           360               358               N/A
   2428         III            118           1,120,000.00     6.1250000000        5.9250000000           360               358               N/A
   2429         III            119             492,000.00     6.1250000000        5.9250000000           360               359               N/A
   2430         III            119             448,000.00     6.1250000000        5.9250000000           360               359               N/A
   2431         III            118           1,925,000.00     6.1250000000        5.9250000000           360               358               N/A
   2432         III            119             614,000.00     6.1250000000        5.9250000000           360               359               N/A
   2433         III            120           2,000,000.00     6.1250000000        5.9250000000           360               360               N/A
   2434         III            118             580,865.79     6.1250000000        5.9250000000           360               358               N/A
   2435         III            104           2,640,000.00     6.2500000000        6.0000000000           360               344               N/A
   2436         III            118           1,379,319.68     6.2500000000        6.0500000000           360               358               N/A
   2437         III            118             978,000.00     6.2500000000        6.0500000000           360               358               N/A
   2438         III            118           1,264,000.00     6.2500000000        6.0500000000           360               358               N/A
   2439         III            118             998,294.77     6.2500000000        6.0500000000           360               358               N/A
   2440         III            118             494,000.00     6.2500000000        6.0500000000           360               358               N/A
   2441         III            120             476,000.00     6.2500000000        6.0500000000           360               360               N/A
   2442         III            118             474,000.00     6.2500000000        6.0500000000           360               358               N/A
   2443         III            118             959,000.00     6.2500000000        6.0500000000           360               358               N/A
   2444         III            118           1,792,141.45     6.2500000000        6.0500000000           360               358               N/A
   2445         III            119             520,800.00     6.2500000000        6.0500000000           360               359               N/A
   2446         III            119             497,000.00     6.2500000000        6.0500000000           360               359               N/A
   2447         III            118             424,000.00     6.2500000000        6.0500000000           360               358               N/A
   2448         III            119             470,000.00     6.2500000000        6.0500000000           360               359               N/A
   2449         III            118             499,048.69     6.2500000000        6.0500000000           360               358               N/A
   2450         III            120             712,500.00     6.2500000000        6.0500000000           360               360               N/A
   2451         III            118             540,000.00     6.2500000000        6.0500000000           360               358               N/A
   2452         III            118             430,645.00     6.2500000000        6.0500000000           360               358               N/A
   2453         III            119             570,000.00     6.2500000000        6.0500000000           360               359               N/A
   2454         III            119             702,000.00     6.2500000000        6.0500000000           360               359               N/A
   2455         III            119             885,000.00     6.2500000000        6.0500000000           360               359               N/A
   2456         III            119             649,800.00     6.2500000000        6.0500000000           360               359               N/A
   2457         III            119             512,000.00     6.2500000000        6.0500000000           360               359               N/A
   2458         III            119           1,090,000.00     6.2500000000        6.0500000000           360               359               N/A
   2459         III            119             667,208.11     6.2500000000        6.0500000000           360               359               N/A
   2460         III            119             460,000.00     6.2500000000        6.0500000000           360               359               N/A
   2461         III            119             584,000.00     6.2500000000        6.0500000000           360               359               N/A
   2462         III            118             978,135.43     6.2500000000        6.0500000000           360               358               N/A
   2463         III            118           1,115,872.87     6.2500000000        6.0500000000           360               358               N/A
   2464         III            N/A             449,871.20     6.3750000000        6.1250000000           360               356               N/A
   2465         III            N/A             305,600.00     6.5000000000        6.1250000000           360               360               N/A
   2466         III            N/A             508,000.00     6.5000000000        6.1250000000           360               360               N/A
   2467         III            N/A             207,000.00     6.5000000000        6.1250000000           360               360               N/A
   2468         III            120             460,000.00     6.3750000000        6.1750000000           360               360               N/A
   2469         III            118             508,700.00     6.3750000000        6.1750000000           360               358               N/A
   2470         III            118           1,397,941.16     6.3750000000        6.1750000000           360               358               N/A
   2471         III            118           1,184,290.60     6.3750000000        6.1750000000           360               358               N/A
   2472         III            118           1,440,000.00     6.3750000000        6.1750000000           360               358               N/A
   2473         III            119           3,000,000.00     6.3750000000        6.1750000000           360               359               N/A
   2474         III            119             933,000.00     6.3750000000        6.1750000000           360               359               N/A
   2475         III            119             957,000.00     6.3750000000        6.1750000000           360               359               N/A
   2476         III            119             504,000.00     6.3750000000        6.1750000000           360               359               N/A
   2477         III            120             650,000.00     6.3750000000        6.1750000000           360               360               N/A
   2478         III            120             468,000.00     6.3750000000        6.1750000000           360               360               N/A
   2479         III            120             600,000.00     6.3750000000        6.1750000000           360               360               N/A
   2480         III            120             504,000.00     6.3750000000        6.1750000000           360               360               N/A
   2481         III            117           1,174,598.00     6.3750000000        6.1750000000           360               357               N/A
   2482         III            118           2,000,000.00     6.3750000000        6.1750000000           360               358               N/A
   2483         III            118             770,600.00     6.3750000000        6.1750000000           360               358               N/A
   2484         III            118             420,000.00     6.3750000000        6.1750000000           360               358               N/A
   2485         III            118             435,798.40     6.3750000000        6.1750000000           360               358               N/A
   2486         III            118             564,000.00     6.3750000000        6.1750000000           360               358               N/A
   2487         III            119           1,100,000.00     6.3750000000        6.1750000000           360               359               N/A
   2488         III            119             436,000.00     6.3750000000        6.1750000000           360               359               N/A
   2489         III            119             432,000.00     6.3750000000        6.1750000000           360               359               N/A
   2490         III            119             435,200.00     6.3750000000        6.1750000000           360               359               N/A
   2491         III            120           1,450,000.00     6.3750000000        6.1750000000           360               360               N/A
   2492         III            119             432,649.32     6.3750000000        6.1750000000           360               359               N/A
   2493         III            120             526,000.00     6.3750000000        6.1750000000           360               360               N/A
   2494         III            118           1,184,661.55     6.3750000000        6.1750000000           360               358               N/A
   2495         III            118           1,496,662.38     6.3750000000        6.1750000000           360               358               N/A
   2496         III            118             465,000.00     6.3750000000        6.1750000000           360               358               N/A
   2497         III            119             467,000.00     6.3750000000        6.1750000000           360               359               N/A
   2498         III            119           1,489,622.67     6.3750000000        6.1750000000           360               359               N/A
   2499         III            119             468,000.00     6.3750000000        6.1750000000           360               359               N/A
   2500         III            119             985,991.00     6.3750000000        6.1750000000           360               359               N/A
   2501         III            119             459,573.95     6.3750000000        6.1750000000           360               359               N/A
   2502         III            116             880,000.00     6.3750000000        6.1750000000           360               356               N/A
   2503         III            118             445,000.00     6.3750000000        6.1750000000           360               358               N/A
   2504         III            118           1,298,500.00     6.3750000000        6.1750000000           360               358               N/A
   2505         III            118             637,500.00     6.3750000000        6.1750000000           360               358               N/A
   2506         III            118           1,398,750.00     6.3750000000        6.1750000000           360               358               N/A
   2507         III            118             872,800.00     6.3750000000        6.1750000000           360               358               N/A
   2508         III            118             435,000.00     6.3750000000        6.1750000000           360               358               N/A
   2509         III            118             440,000.00     6.3750000000        6.1750000000           360               358               N/A
   2510         III            119             650,000.00     6.3750000000        6.1750000000           360               359               N/A
   2511         III            119           1,466,500.00     6.3750000000        6.1750000000           360               359               N/A
   2512         III            119             700,000.00     6.3750000000        6.1750000000           360               359               N/A
   2513         III            119             580,000.00     6.3750000000        6.1750000000           360               359               N/A
   2514         III            119             432,000.00     6.3750000000        6.1750000000           360               359               N/A
   2515         III            120             600,000.00     6.3750000000        6.1750000000           360               360               N/A
   2516         III            120             463,920.00     6.3750000000        6.1750000000           360               360               N/A
   2517         III            120           1,000,000.00     6.3750000000        6.1750000000           360               360               N/A
   2518         III            120           1,000,000.00     6.3750000000        6.1750000000           360               360               N/A
   2519         III            120             498,750.00     6.3750000000        6.1750000000           360               360               N/A
   2520         III            118             863,393.43     6.3750000000        6.1750000000           360               358               N/A
   2521         III            120           1,385,000.00     6.3750000000        6.1750000000           360               360               N/A
   2522         III            108             800,076.01     6.5000000000        6.2500000000           480               468               N/A
   2523         III            106             721,786.45     6.5000000000        6.2500000000           480               466               N/A
   2524         III            107             480,159.19     6.5000000000        6.2500000000           480               467               N/A
   2525         III            N/A             163,162.00     6.6250000000        6.2500000000           360               351               N/A
   2526         III            N/A             329,000.00     6.6250000000        6.2500000000           360               360               N/A
   2527         III            N/A             528,000.00     6.6250000000        6.2500000000           360               359               N/A
   2528         III            114             516,000.00     6.5000000000        6.3000000000           360               354               N/A
   2529         III            118             475,000.00     6.5000000000        6.3000000000           360               358               N/A
   2530         III            118           1,240,000.00     6.5000000000        6.3000000000           360               358               N/A
   2531         III            118             422,750.00     6.5000000000        6.3000000000           360               358               N/A
   2532         III            118             592,000.00     6.5000000000        6.3000000000           360               358               N/A
   2533         III            119             551,000.00     6.5000000000        6.3000000000           360               359               N/A
   2534         III            119           1,379,965.80     6.5000000000        6.3000000000           360               359               N/A
   2535         III            119           1,778,000.00     6.5000000000        6.3000000000           360               359               N/A
   2536         III            119             450,000.00     6.5000000000        6.3000000000           360               359               N/A
   2537         III            119             536,000.00     6.5000000000        6.3000000000           360               359               N/A
   2538         III            119             620,000.00     6.5000000000        6.3000000000           360               359               N/A
   2539         III            119             516,000.00     6.5000000000        6.3000000000           360               359               N/A
   2540         III            119             650,000.00     6.5000000000        6.3000000000           360               359               N/A
   2541         III            120             825,000.00     6.5000000000        6.3000000000           360               360               N/A
   2542         III            120             650,000.00     6.5000000000        6.3000000000           360               360               N/A
   2543         III            120             480,000.00     6.5000000000        6.3000000000           360               360               N/A
   2544         III            120             423,200.00     6.5000000000        6.3000000000           360               360               N/A
   2545         III            118           1,497,280.61     6.5000000000        6.3000000000           360               358               N/A
   2546         III            117           1,433,223.37     6.5000000000        6.3000000000           360               357               N/A
   2547         III            118             900,000.00     6.5000000000        6.3000000000           360               358               N/A
   2548         III            118             418,250.00     6.5000000000        6.3000000000           360               358               N/A
   2549         III            118             608,000.00     6.5000000000        6.3000000000           360               358               N/A
   2550         III            119             438,000.00     6.5000000000        6.3000000000           360               359               N/A
   2551         III            120           2,397,000.00     6.5000000000        6.3000000000           360               360               N/A
   2552         III            120             650,000.00     6.5000000000        6.3000000000           360               360               N/A
   2553         III            120             608,000.00     6.5000000000        6.3000000000           360               360               N/A
   2554         III            118             608,894.13     6.5000000000        6.3000000000           360               358               N/A
   2555         III            117           1,310,000.00     6.5000000000        6.3000000000           360               357               N/A
   2556         III            118             432,000.00     6.5000000000        6.3000000000           360               358               N/A
   2557         III            118             980,000.00     6.5000000000        6.3000000000           360               358               N/A
   2558         III            119             956,000.00     6.5000000000        6.3000000000           360               359               N/A
   2559         III            119             731,893.00     6.5000000000        6.3000000000           360               359               N/A
   2560         III            120             600,000.00     6.5000000000        6.3000000000           360               360               N/A
   2561         III            119             817,760.06     6.5000000000        6.3000000000           360               359               N/A
   2562         III            119             574,748.20     6.5000000000        6.3000000000           480               479               N/A
   2563         III            116             997,924.74     6.5000000000        6.3000000000           360               356               N/A
   2564         III            117             895,200.00     6.5000000000        6.3000000000           360               357               N/A
   2565         III            118           1,200,000.00     6.5000000000        6.3000000000           360               358               N/A
   2566         III            118           1,400,000.00     6.5000000000        6.3000000000           360               358               N/A
   2567         III            118           1,183,500.00     6.5000000000        6.3000000000           360               358               N/A
   2568         III            118             927,500.00     6.5000000000        6.3000000000           360               358               N/A
   2569         III            118           1,606,500.00     6.5000000000        6.3000000000           360               358               N/A
   2570         III            118             975,000.00     6.5000000000        6.3000000000           360               358               N/A
   2571         III            118             975,000.00     6.5000000000        6.3000000000           360               358               N/A
   2572         III            118             879,200.00     6.5000000000        6.3000000000           360               358               N/A
   2573         III            118             544,000.00     6.5000000000        6.3000000000           360               358               N/A
   2574         III            119           1,106,799.00     6.5000000000        6.3000000000           360               359               N/A
   2575         III            119             555,000.00     6.5000000000        6.3000000000           360               359               N/A
   2576         III            119           1,200,000.00     6.5000000000        6.3000000000           360               359               N/A
   2577         III            119           1,686,000.00     6.5000000000        6.3000000000           360               359               N/A
   2578         III            119             556,000.00     6.5000000000        6.3000000000           360               359               N/A
   2579         III            119             900,000.00     6.5000000000        6.3000000000           360               359               N/A
   2580         III            119             424,000.00     6.5000000000        6.3000000000           360               359               N/A
   2581         III            119             540,000.00     6.5000000000        6.3000000000           360               359               N/A
   2582         III            119             723,592.02     6.5000000000        6.3000000000           360               359               N/A
   2583         III            119             547,940.65     6.5000000000        6.3000000000           360               359               N/A
   2584         III            119             480,000.00     6.5000000000        6.3000000000           360               359               N/A
   2585         III            119             516,000.00     6.5000000000        6.3000000000           360               359               N/A
   2586         III            120           1,041,792.02     6.5000000000        6.3000000000           360               360               N/A
   2587         III            120             850,000.00     6.5000000000        6.3000000000           360               360               N/A
   2588         III            120           2,100,000.00     6.5000000000        6.3000000000           360               360               N/A
   2589         III            120             437,500.00     6.5000000000        6.3000000000           360               360               N/A
   2590         III            120             427,192.00     6.5000000000        6.3000000000           360               360               N/A
   2591         III            120             999,000.00     6.5000000000        6.3000000000           360               360               N/A
   2592         III            117             637,072.23     6.5000000000        6.3000000000           360               357               N/A
   2593         III            118             774,593.16     6.5000000000        6.3000000000           360               358               N/A
   2594         III            118             901,362.94     6.5000000000        6.3000000000           360               358               N/A
   2595         III            118           1,554,676.37     6.5000000000        6.3000000000           360               358               N/A
   2596         III            119             649,412.39     6.5000000000        6.3000000000           360               359               N/A
   2597         III            N/A             400,000.00     6.7500000000        6.3750000000           360               355               N/A
   2598         III            N/A             562,500.00     6.7500000000        6.3750000000           360               360               N/A
   2599         III            119             593,500.00     7.0000000000        6.3900000000           360               359               N/A
   2600         III            120             417,500.00     7.1250000000        6.3950000000           360               360               N/A
   2601         III            118             780,000.00     6.6250000000        6.4250000000           360               358               N/A
   2602         III            118             880,000.00     6.6250000000        6.4250000000           360               358               N/A
   2603         III            118             580,000.00     6.6250000000        6.4250000000           360               358               N/A
   2604         III            118           1,240,000.00     6.6250000000        6.4250000000           360               358               N/A
   2605         III            119           1,472,000.00     6.6250000000        6.4250000000           360               359               N/A
   2606         III            119             527,200.00     6.6250000000        6.4250000000           360               359               N/A
   2607         III            120           1,260,000.00     6.6250000000        6.4250000000           360               360               N/A
   2608         III            120           1,239,000.00     6.6250000000        6.4250000000           360               360               N/A
   2609         III            120             825,000.00     6.6250000000        6.4250000000           360               360               N/A
   2610         III            120             490,000.00     6.6250000000        6.4250000000           360               360               N/A
   2611         III            120             680,000.00     6.6250000000        6.4250000000           360               360               N/A
   2612         III            120           1,100,000.00     6.6250000000        6.4250000000           360               360               N/A
   2613         III            120             467,000.00     6.6250000000        6.4250000000           360               360               N/A
   2614         III            119             507,197.20     6.6250000000        6.4250000000           360               359               N/A
   2615         III            119             463,200.00     6.6250000000        6.4250000000           360               359               N/A
   2616         III            119             442,400.00     6.6250000000        6.4250000000           360               359               N/A
   2617         III            120             450,000.00     6.6250000000        6.4250000000           360               360               N/A
   2618         III            117             997,338.52     6.6250000000        6.4250000000           360               357               N/A
   2619         III            119             813,381.74     6.6250000000        6.4250000000           360               359               N/A
   2620         III            119             842,742.81     6.6250000000        6.4250000000           360               359               N/A
   2621         III            119             455,597.68     6.6250000000        6.4250000000           360               359               N/A
   2622         III            119             432,000.00     6.6250000000        6.4250000000           360               359               N/A
   2623         III            119             452,000.00     6.6250000000        6.4250000000           360               359               N/A
   2624         III            117             420,000.00     6.6250000000        6.4250000000           360               357               N/A
   2625         III            118             864,000.00     6.6250000000        6.4250000000           360               358               N/A
   2626         III            118           1,470,000.00     6.6250000000        6.4250000000           360               358               N/A
   2627         III            119             911,403.00     6.6250000000        6.4250000000           360               359               N/A
   2628         III            119             468,000.00     6.6250000000        6.4250000000           360               359               N/A
   2629         III            119           1,485,000.00     6.6250000000        6.4250000000           360               359               N/A
   2630         III            119           1,000,000.00     6.6250000000        6.4250000000           360               359               N/A
   2631         III            119             742,600.00     6.6250000000        6.4250000000           360               359               N/A
   2632         III            119             433,200.00     6.6250000000        6.4250000000           360               359               N/A
   2633         III            119             542,000.00     6.6250000000        6.4250000000           360               359               N/A
   2634         III            119             440,000.00     6.6250000000        6.4250000000           360               359               N/A
   2635         III            119             528,000.00     6.6250000000        6.4250000000           360               359               N/A
   2636         III            119             535,833.00     6.6250000000        6.4250000000           360               359               N/A
   2637         III            119             528,000.00     6.6250000000        6.4250000000           360               359               N/A
   2638         III            119             617,000.00     6.6250000000        6.4250000000           360               359               N/A
   2639         III            119             520,000.00     6.6250000000        6.4250000000           360               359               N/A
   2640         III            120           1,419,968.00     6.6250000000        6.4250000000           360               360               N/A
   2641         III            120             597,630.00     6.6250000000        6.4250000000           360               360               N/A
   2642         III            120           1,080,000.00     6.6250000000        6.4250000000           360               360               N/A
   2643         III            N/A             386,772.81     6.7500000000        6.5000000000           360               355               N/A
   2644         III            N/A             199,187.52     6.8750000000        6.5000000000           360               351               N/A
   2645         III            N/A             409,500.00     6.8750000000        6.5000000000           360               351               N/A
   2646         III            N/A             174,000.00     6.8750000000        6.5000000000           360               352               N/A
   2647         III            N/A             147,556.47     6.8750000000        6.5000000000           360               353               N/A
   2648         III            N/A             166,400.00     6.8750000000        6.5000000000           360               354               N/A
   2649         III            N/A             186,000.00     6.8750000000        6.5000000000           360               355               N/A
   2650         III            N/A             325,000.00     6.8750000000        6.5000000000           360               360               N/A
   2651         III            N/A             456,750.00     6.8750000000        6.5000000000           360               359               N/A
   2652         III            N/A             570,000.00     6.8750000000        6.5000000000           360               360               N/A
   2653         III            N/A             185,000.00     6.8750000000        6.5000000000           360               360               N/A
   2654         III            N/A             332,000.00     6.8750000000        6.5000000000           360               359               N/A
   2655         III            N/A             499,900.00     6.8750000000        6.5000000000           360               360               N/A
   2656         III            118             974,250.00     6.7500000000        6.5500000000           360               358               N/A
   2657         III            118             595,000.00     6.7500000000        6.5500000000           360               358               N/A
   2658         III            119             532,500.00     6.7500000000        6.5500000000           360               359               N/A
   2659         III            119           1,000,000.00     6.7500000000        6.5500000000           360               359               N/A
   2660         III            119             464,000.00     6.7500000000        6.5500000000           360               359               N/A
   2661         III            119             568,000.00     6.7500000000        6.5500000000           360               359               N/A
   2662         III            119             425,000.00     6.7500000000        6.5500000000           360               359               N/A
   2663         III            119             636,000.00     6.7500000000        6.5500000000           360               359               N/A
   2664         III            119             608,000.00     6.7500000000        6.5500000000           360               359               N/A
   2665         III            120             750,000.00     6.7500000000        6.5500000000           360               360               N/A
   2666         III            120             575,000.00     6.7500000000        6.5500000000           360               360               N/A
   2667         III            120             564,000.00     6.7500000000        6.5500000000           360               360               N/A
   2668         III            120             496,000.00     6.7500000000        6.5500000000           360               360               N/A
   2669         III            120             716,000.00     6.7500000000        6.5500000000           360               360               N/A
   2670         III            120             500,000.00     6.7500000000        6.5500000000           360               360               N/A
   2671         III            119             585,354.59     6.7500000000        6.5500000000           360               359               N/A
   2672         III            119             839,656.80     6.7500000000        6.5500000000           480               479               N/A
   2673         III            118             910,000.00     6.7500000000        6.5500000000           360               358               N/A
   2674         III            118           1,500,000.00     6.7500000000        6.5500000000           360               358               N/A
   2675         III            118             720,000.00     6.7500000000        6.5500000000           360               358               N/A
   2676         III            118             446,400.00     6.7500000000        6.5500000000           360               358               N/A
   2677         III            119           2,000,000.00     6.7500000000        6.5500000000           360               359               N/A
   2678         III            119             435,000.00     6.7500000000        6.5500000000           360               359               N/A
   2679         III            119             576,000.00     6.7500000000        6.5500000000           360               359               N/A
   2680         III            119             460,000.00     6.7500000000        6.5500000000           360               359               N/A
   2681         III            119             456,000.00     6.7500000000        6.5500000000           360               359               N/A
   2682         III            119           1,400,000.00     6.7500000000        6.5500000000           360               359               N/A
   2683         III            119             673,600.00     6.7500000000        6.5500000000           360               359               N/A
   2684         III            120             459,920.00     6.7500000000        6.5500000000           360               360               N/A
   2685         III            120             840,000.00     6.7500000000        6.5500000000           360               360               N/A
   2686         III            120             467,992.00     6.7500000000        6.5500000000           360               360               N/A
   2687         III            118             582,681.07     6.7500000000        6.5500000000           360               358               N/A
   2688         III            117             995,083.09     6.7500000000        6.5500000000           360               357               N/A
   2689         III            118             448,000.00     6.7500000000        6.5500000000           360               358               N/A
   2690         III            119           1,100,000.00     6.7500000000        6.5500000000           360               359               N/A
   2691         III            119             680,000.00     6.7500000000        6.5500000000           360               359               N/A
   2692         III            120             595,000.00     6.7500000000        6.5500000000           360               360               N/A
   2693         III            120             480,000.00     6.7500000000        6.5500000000           360               360               N/A
   2694         III            119             419,638.39     6.7500000000        6.5500000000           360               359               N/A
   2695         III            117             533,017.00     6.7500000000        6.5500000000           360               357               N/A
   2696         III            117           1,240,000.00     6.7500000000        6.5500000000           360               357               N/A
   2697         III            118             650,000.00     6.7500000000        6.5500000000           360               358               N/A
   2698         III            118             645,000.00     6.7500000000        6.5500000000           360               358               N/A
   2699         III            118           1,440,000.00     6.7500000000        6.5500000000           360               358               N/A
   2700         III            118             623,000.00     6.7500000000        6.5500000000           360               358               N/A
   2701         III            118           1,010,634.00     6.7500000000        6.5500000000           360               358               N/A
   2702         III            118             577,162.00     6.7500000000        6.5500000000           360               358               N/A
   2703         III            118             472,186.95     6.7500000000        6.5500000000           360               358               N/A
   2704         III            118             561,950.00     6.7500000000        6.5500000000           360               358               N/A
   2705         III            118             599,955.21     6.7500000000        6.5500000000           360               358               N/A
   2706         III            118             576,000.00     6.7500000000        6.5500000000           360               358               N/A
   2707         III            118             464,000.00     6.7500000000        6.5500000000           480               478               N/A
   2708         III            119             926,000.00     6.7500000000        6.5500000000           360               359               N/A
   2709         III            119             425,600.00     6.7500000000        6.5500000000           360               359               N/A
   2710         III            119           1,000,000.00     6.7500000000        6.5500000000           360               359               N/A
   2711         III            119           1,815,000.00     6.7500000000        6.5500000000           360               359               N/A
   2712         III            119             650,000.00     6.7500000000        6.5500000000           360               359               N/A
   2713         III            119             600,000.00     6.7500000000        6.5500000000           360               359               N/A
   2714         III            119             543,960.00     6.7500000000        6.5500000000           360               359               N/A
   2715         III            119             559,200.00     6.7500000000        6.5500000000           360               359               N/A
   2716         III            119             788,000.00     6.7500000000        6.5500000000           360               359               N/A
   2717         III            119             460,000.00     6.7500000000        6.5500000000           360               359               N/A
   2718         III            119             920,000.00     6.7500000000        6.5500000000           360               359               N/A
   2719         III            119             463,125.00     6.7500000000        6.5500000000           360               359               N/A
   2720         III            120             737,000.00     6.7500000000        6.5500000000           360               360               N/A
   2721         III            120           1,309,000.00     6.7500000000        6.5500000000           360               360               N/A
   2722         III            120             420,000.00     6.7500000000        6.5500000000           360               360               N/A
   2723         III            120           1,145,000.00     6.7500000000        6.5500000000           360               360               N/A
   2724         III            120           1,174,700.00     6.7500000000        6.5500000000           360               360               N/A
   2725         III            120             524,250.00     6.7500000000        6.5500000000           360               360               N/A
   2726         III            120             900,000.00     6.7500000000        6.5500000000           360               360               N/A
   2727         III            120             456,000.00     6.7500000000        6.5500000000           360               360               N/A
   2728         III            120           1,148,000.00     6.7500000000        6.5500000000           360               360               N/A
   2729         III            120             432,600.00     6.7500000000        6.5500000000           360               360               N/A
   2730         III            120             650,000.00     6.7500000000        6.5500000000           360               360               N/A
   2731         III            114             974,975.00     6.7500000000        6.5500000000           360               354               N/A
   2732         III            118             708,274.84     6.7500000000        6.5500000000           360               358               N/A
   2733         III            118             568,677.79     6.7500000000        6.5500000000           360               358               N/A
   2734         III            119             749,354.26     6.7500000000        6.5500000000           360               359               N/A
   2735         III            119             559,517.85     6.7500000000        6.5500000000           360               359               N/A
   2736         III            N/A             840,000.00     6.8750000000        6.6250000000           360               354               N/A
   2737         III            108             513,478.44     6.8750000000        6.6250000000           480               468               N/A
   2738         III            N/A             364,000.00     7.0000000000        6.6250000000           360               358               N/A
   2739         III            N/A             432,000.00     7.0000000000        6.6250000000           360               360               N/A
   2740         III            N/A             193,181.85     7.0000000000        6.6250000000           360               358               N/A
   2741         III            118           1,200,500.00     6.8750000000        6.6750000000           360               358               N/A
   2742         III            118           1,155,000.00     6.8750000000        6.6750000000           360               358               N/A
   2743         III            118             707,500.00     6.8750000000        6.6750000000           360               358               N/A
   2744         III            118             484,000.00     6.8750000000        6.6750000000           360               358               N/A
   2745         III            118             430,000.00     6.8750000000        6.6750000000           360               358               N/A
   2746         III            119             462,500.00     6.8750000000        6.6750000000           360               359               N/A
   2747         III            119             447,260.00     6.8750000000        6.6750000000           360               359               N/A
   2748         III            119             467,990.00     6.8750000000        6.6750000000           360               359               N/A
   2749         III            119             544,000.00     6.8750000000        6.6750000000           360               359               N/A
   2750         III            119             485,600.00     6.8750000000        6.6750000000           360               359               N/A
   2751         III            119             585,600.00     6.8750000000        6.6750000000           360               359               N/A
   2752         III            120             575,000.00     6.8750000000        6.6750000000           360               360               N/A
   2753         III            120             750,000.00     6.8750000000        6.6750000000           360               360               N/A
   2754         III            120             952,500.00     6.8750000000        6.6750000000           360               360               N/A
   2755         III            120             528,000.00     6.8750000000        6.6750000000           360               360               N/A
   2756         III            120             600,000.00     6.8750000000        6.6750000000           360               360               N/A
   2757         III            120             650,000.00     6.8750000000        6.6750000000           360               360               N/A
   2758         III            120             921,000.00     6.8750000000        6.6750000000           360               360               N/A
   2759         III            120             650,000.00     6.8750000000        6.6750000000           360               360               N/A
   2760         III            120             650,000.00     6.8750000000        6.6750000000           360               360               N/A
   2761         III            118             709,784.96     6.8750000000        6.6750000000           360               358               N/A
   2762         III            119             675,000.00     6.8750000000        6.6750000000           360               359               N/A
   2763         III            119             999,000.00     6.8750000000        6.6750000000           360               359               N/A
   2764         III            119             420,000.00     6.8750000000        6.6750000000           360               359               N/A
   2765         III            119             568,000.00     6.8750000000        6.6750000000           360               359               N/A
   2766         III            119             582,400.00     6.8750000000        6.6750000000           360               359               N/A
   2767         III            119             894,000.00     6.8750000000        6.6750000000           360               359               N/A
   2768         III            119             460,000.00     6.8750000000        6.6750000000           360               359               N/A
   2769         III            119             960,000.00     6.8750000000        6.6750000000           360               359               N/A
   2770         III            119             448,000.00     6.8750000000        6.6750000000           360               359               N/A
   2771         III            120             650,000.00     6.8750000000        6.6750000000           360               360               N/A
   2772         III            120             432,000.00     6.8750000000        6.6750000000           360               360               N/A
   2773         III            120             540,000.00     6.8750000000        6.6750000000           360               360               N/A
   2774         III            120             635,510.00     6.8750000000        6.6750000000           360               360               N/A
   2775         III            120             493,600.00     6.8750000000        6.6750000000           360               360               N/A
   2776         III            120             600,000.00     6.8750000000        6.6750000000           360               360               N/A
   2777         III            117             590,000.00     6.8750000000        6.6750000000           360               357               N/A
   2778         III            118             714,000.00     6.8750000000        6.6750000000           360               358               N/A
   2779         III            118             464,000.00     6.8750000000        6.6750000000           360               358               N/A
   2780         III            119             936,000.00     6.8750000000        6.6750000000           360               359               N/A
   2781         III            119             616,800.00     6.8750000000        6.6750000000           360               359               N/A
   2782         III            119             435,000.00     6.8750000000        6.6750000000           360               359               N/A
   2783         III            119             632,329.00     6.8750000000        6.6750000000           360               359               N/A
   2784         III            119             480,000.00     6.8750000000        6.6750000000           360               359               N/A
   2785         III            119             650,000.00     6.8750000000        6.6750000000           360               359               N/A
   2786         III            120             480,000.00     6.8750000000        6.6750000000           360               360               N/A
   2787         III            115             660,000.00     6.8750000000        6.6750000000           360               355               N/A
   2788         III            117             999,289.91     6.8750000000        6.6750000000           360               357               N/A
   2789         III            118             749,996.88     6.8750000000        6.6750000000           360               358               N/A
   2790         III            118           1,222,000.00     6.8750000000        6.6750000000           360               358               N/A
   2791         III            118           1,000,000.00     6.8750000000        6.6750000000           360               358               N/A
   2792         III            118           1,495,870.25     6.8750000000        6.6750000000           360               358               N/A
   2793         III            118           1,673,000.00     6.8750000000        6.6750000000           360               358               N/A
   2794         III            118             555,840.00     6.8750000000        6.6750000000           360               358               N/A
   2795         III            118             440,000.00     6.8750000000        6.6750000000           360               358               N/A
   2796         III            118             588,000.00     6.8750000000        6.6750000000           360               358               N/A
   2797         III            118             648,000.00     6.8750000000        6.6750000000           360               358               N/A
   2798         III            118             712,629.07     6.8750000000        6.6750000000           360               358               N/A
   2799         III            118             719,900.00     6.8750000000        6.6750000000           360               358               N/A
   2800         III            118           1,276,000.00     6.8750000000        6.6750000000           360               358               N/A
   2801         III            118             468,000.00     6.8750000000        6.6750000000           360               358               N/A
   2802         III            119             429,998.54     6.8750000000        6.6750000000           360               359               N/A
   2803         III            119           1,782,064.35     6.8750000000        6.6750000000           360               359               N/A
   2804         III            119             906,000.00     6.8750000000        6.6750000000           360               359               N/A
   2805         III            119             632,000.00     6.8750000000        6.6750000000           360               359               N/A
   2806         III            119             444,000.00     6.8750000000        6.6750000000           360               359               N/A
   2807         III            119             554,700.00     6.8750000000        6.6750000000           360               359               N/A
   2808         III            119             480,000.00     6.8750000000        6.6750000000           360               359               N/A
   2809         III            119             436,000.00     6.8750000000        6.6750000000           360               359               N/A
   2810         III            119             525,600.00     6.8750000000        6.6750000000           360               359               N/A
   2811         III            119             480,000.00     6.8750000000        6.6750000000           360               359               N/A
   2812         III            119             594,400.00     6.8750000000        6.6750000000           360               359               N/A
   2813         III            119             836,000.00     6.8750000000        6.6750000000           360               359               N/A
   2814         III            119             540,484.00     6.8750000000        6.6750000000           360               359               N/A
   2815         III            120           1,295,000.00     6.8750000000        6.6750000000           360               360               N/A
   2816         III            120             945,000.00     6.8750000000        6.6750000000           360               360               N/A
   2817         III            120             468,000.00     6.8750000000        6.6750000000           360               360               N/A
   2818         III            120             637,500.00     6.8750000000        6.6750000000           360               360               N/A
   2819         III            120             558,750.00     6.8750000000        6.6750000000           360               360               N/A
   2820         III            120             564,800.00     6.8750000000        6.6750000000           360               360               N/A
   2821         III            120             638,800.00     6.8750000000        6.6750000000           360               360               N/A
   2822         III            118             778,590.13     6.8750000000        6.6750000000           360               358               N/A
   2823         III            N/A             417,000.00     7.1250000000        6.7500000000           360               354               N/A
   2824         III            N/A             246,996.56     7.1250000000        6.7500000000           360               355               N/A
   2825         III            N/A             479,999.92     7.1250000000        6.7500000000           360               357               N/A
   2826         III            118           1,480,000.00     7.0000000000        6.8000000000           360               358               N/A
   2827         III            118             900,000.00     7.0000000000        6.8000000000           360               358               N/A
   2828         III            118             420,000.00     7.0000000000        6.8000000000           360               358               N/A
   2829         III            118           1,200,000.00     7.0000000000        6.8000000000           360               358               N/A
   2830         III            118             959,584.72     7.0000000000        6.8000000000           360               358               N/A
   2831         III            119             439,200.00     7.0000000000        6.8000000000           360               359               N/A
   2832         III            119             452,000.00     7.0000000000        6.8000000000           360               359               N/A
   2833         III            119             540,000.00     7.0000000000        6.8000000000           360               359               N/A
   2834         III            119             552,000.00     7.0000000000        6.8000000000           360               359               N/A
   2835         III            120             552,000.00     7.0000000000        6.8000000000           360               360               N/A
   2836         III            120             721,000.00     7.0000000000        6.8000000000           360               360               N/A
   2837         III            120             532,000.00     7.0000000000        6.8000000000           360               360               N/A
   2838         III            120             480,000.00     7.0000000000        6.8000000000           360               360               N/A
   2839         III            118             515,000.00     7.0000000000        6.8000000000           360               358               N/A
   2840         III            118             637,500.00     7.0000000000        6.8000000000           360               358               N/A
   2841         III            118           1,315,000.00     7.0000000000        6.8000000000           360               358               N/A
   2842         III            118             802,415.31     7.0000000000        6.8000000000           360               358               N/A
   2843         III            118             920,000.00     7.0000000000        6.8000000000           360               358               N/A
   2844         III            118             998,402.06     7.0000000000        6.8000000000           360               358               N/A
   2845         III            119             840,000.00     7.0000000000        6.8000000000           360               359               N/A
   2846         III            119             480,000.00     7.0000000000        6.8000000000           360               359               N/A
   2847         III            119             471,200.00     7.0000000000        6.8000000000           360               359               N/A
   2848         III            119             650,000.00     7.0000000000        6.8000000000           360               359               N/A
   2849         III            120             650,000.00     7.0000000000        6.8000000000           360               360               N/A
   2850         III            120             508,000.00     7.0000000000        6.8000000000           360               360               N/A
   2851         III            120             576,000.00     7.0000000000        6.8000000000           360               360               N/A
   2852         III            119             594,000.00     7.0000000000        6.8000000000           360               359               N/A
   2853         III            120             465,500.00     7.0000000000        6.8000000000           360               360               N/A
   2854         III            120             443,000.00     7.0000000000        6.8000000000           360               360               N/A
   2855         III            118           1,982,500.00     7.0000000000        6.8000000000           360               358               N/A
   2856         III            118             999,999.00     7.0000000000        6.8000000000           360               358               N/A
   2857         III            118           1,720,000.00     7.0000000000        6.8000000000           360               358               N/A
   2858         III            118           3,000,000.00     7.0000000000        6.8000000000           360               358               N/A
   2859         III            118           1,425,000.00     7.0000000000        6.8000000000           360               358               N/A
   2860         III            118             468,000.00     7.0000000000        6.8000000000           360               358               N/A
   2861         III            118             542,699.00     7.0000000000        6.8000000000           360               358               N/A
   2862         III            119             649,975.00     7.0000000000        6.8000000000           360               359               N/A
   2863         III            119             441,750.00     7.0000000000        6.8000000000           360               359               N/A
   2864         III            119           1,402,500.00     7.0000000000        6.8000000000           360               359               N/A
   2865         III            119             592,000.00     7.0000000000        6.8000000000           360               359               N/A
   2866         III            119             760,000.00     7.0000000000        6.8000000000           360               359               N/A
   2867         III            119             650,000.00     7.0000000000        6.8000000000           360               359               N/A
   2868         III            119             541,000.00     7.0000000000        6.8000000000           360               359               N/A
   2869         III            119             672,000.00     7.0000000000        6.8000000000           360               359               N/A
   2870         III            119             570,000.00     7.0000000000        6.8000000000           360               359               N/A
   2871         III            119             596,000.00     7.0000000000        6.8000000000           360               359               N/A
   2872         III            120             775,000.00     7.0000000000        6.8000000000           360               360               N/A
   2873         III            119             799,344.25     7.0000000000        6.8000000000           360               359               N/A
   2874         III            N/A             315,000.00     7.2500000000        6.8750000000           360               351               N/A
   2875         III            N/A             354,350.00     7.2500000000        6.8750000000           360               353               N/A
   2876         III            N/A             520,000.00     7.2500000000        6.8750000000           360               355               N/A
   2877         III            N/A             800,000.00     7.2500000000        6.8750000000           360               360               N/A
   2878         III            120             431,500.00     7.2500000000        6.9100000000           360               360               N/A
   2879         III            118             430,950.00     7.1250000000        6.9250000000           360               358               N/A
   2880         III            119             432,000.00     7.1250000000        6.9250000000           360               359               N/A
   2881         III            119             432,000.00     7.1250000000        6.9250000000           360               359               N/A
   2882         III            120             748,000.00     7.1250000000        6.9250000000           360               360               N/A
   2883         III            120             648,000.00     7.1250000000        6.9250000000           360               360               N/A
   2884         III            120             500,000.00     7.1250000000        6.9250000000           360               360               N/A
   2885         III            120             736,000.00     7.1250000000        6.9250000000           360               360               N/A
   2886         III            120             615,200.00     7.1250000000        6.9250000000           360               360               N/A
   2887         III            118             472,800.00     7.1250000000        6.9250000000           360               358               N/A
   2888         III            119             568,000.00     7.1250000000        6.9250000000           360               359               N/A
   2889         III            120             420,500.00     7.1250000000        6.9250000000           360               360               N/A
   2890         III            120             710,050.00     7.1250000000        6.9250000000           360               360               N/A
   2891         III            120             589,500.00     7.1250000000        6.9250000000           360               360               N/A
   2892         III            119             470,000.00     7.1250000000        6.9250000000           360               359               N/A
   2893         III            117           1,198,919.32     7.1250000000        6.9250000000           360               357               N/A
   2894         III            117             425,444.69     7.1250000000        6.9250000000           360               357               N/A
   2895         III            117             528,195.00     7.1250000000        6.9250000000           360               357               N/A
   2896         III            118             750,000.00     7.1250000000        6.9250000000           360               358               N/A
   2897         III            118             974,350.00     7.1250000000        6.9250000000           360               358               N/A
   2898         III            118             524,000.00     7.1250000000        6.9250000000           360               358               N/A
   2899         III            118           1,329,896.88     7.1250000000        6.9250000000           360               358               N/A
   2900         III            118           1,291,500.00     7.1250000000        6.9250000000           360               358               N/A
   2901         III            118             894,000.00     7.1250000000        6.9250000000           360               358               N/A
   2902         III            118           1,000,000.00     7.1250000000        6.9250000000           360               358               N/A
   2903         III            118           1,000,000.00     7.1250000000        6.9250000000           360               358               N/A
   2904         III            118             700,000.00     7.1250000000        6.9250000000           360               358               N/A
   2905         III            119             560,000.00     7.1250000000        6.9250000000           360               359               N/A
   2906         III            119             597,100.00     7.1250000000        6.9250000000           360               359               N/A
   2907         III            119           1,435,000.00     7.1250000000        6.9250000000           360               359               N/A
   2908         III            119             590,388.53     7.1250000000        6.9250000000           360               359               N/A
   2909         III            120             920,000.00     7.1250000000        6.9250000000           360               360               N/A
   2910         III            120           1,153,600.00     7.1250000000        6.9250000000           360               360               N/A
   2911         III            117             539,581.78     7.1250000000        6.9250000000           360               357               N/A
   2912         III            118             923,516.19     7.1250000000        6.9250000000           360               358               N/A
   2913         III            118             978,427.97     7.1250000000        6.9250000000           360               358               N/A
   2914         III            119             502,662.28     7.1250000000        6.9250000000           360               359               N/A
   2915         III            N/A             174,916.89     7.3750000000        7.0000000000           360               358               N/A
   2916         III            N/A             145,600.00     7.3750000000        7.0000000000           360               358               N/A
   2917         III            N/A             194,000.00     7.3750000000        7.0000000000           360               358               N/A
   2918         III            N/A             446,250.00     7.3750000000        7.0000000000           360               359               N/A
   2919         III            N/A             342,000.00     7.3750000000        7.0000000000           360               360               N/A
   2920         III            118             656,250.00     7.2500000000        7.0500000000           360               358               N/A
   2921         III            118             604,000.00     7.2500000000        7.0500000000           360               358               N/A
   2922         III            119             492,000.00     7.2500000000        7.0500000000           360               359               N/A
   2923         III            119             511,000.00     7.2500000000        7.0500000000           360               359               N/A
   2924         III            119             479,200.00     7.2500000000        7.0500000000           360               359               N/A
   2925         III            119             420,000.00     7.2500000000        7.0500000000           360               359               N/A
   2926         III            119             420,000.00     7.2500000000        7.0500000000           360               359               N/A
   2927         III            119             423,200.00     7.2500000000        7.0500000000           360               359               N/A
   2928         III            120             591,200.00     7.2500000000        7.0500000000           360               360               N/A
   2929         III            120             586,400.00     7.2500000000        7.0500000000           360               360               N/A
   2930         III            120             484,000.00     7.2500000000        7.0500000000           360               360               N/A
   2931         III            120             502,400.00     7.2500000000        7.0500000000           360               360               N/A
   2932         III            120             693,750.00     7.2500000000        7.0500000000           360               360               N/A
   2933         III            120             431,040.00     7.2500000000        7.0500000000           360               360               N/A
   2934         III            116           1,500,000.00     7.2500000000        7.0500000000           360               356               N/A
   2935         III            118             900,000.00     7.2500000000        7.0500000000           360               358               N/A
   2936         III            118             552,000.00     7.2500000000        7.0500000000           360               358               N/A
   2937         III            119             432,000.00     7.2500000000        7.0500000000           360               359               N/A
   2938         III            120             457,600.00     7.2500000000        7.0500000000           360               360               N/A
   2939         III            120             999,730.00     7.2500000000        7.0500000000           360               360               N/A
   2940         III            120             437,000.00     7.2500000000        7.0500000000           360               360               N/A
   2941         III            119             440,000.00     7.2500000000        7.0500000000           360               359               N/A
   2942         III            120             476,000.00     7.2500000000        7.0500000000           360               360               N/A
   2943         III            117             942,900.00     7.2500000000        7.0500000000           360               357               N/A
   2944         III            117           1,452,500.00     7.2500000000        7.0500000000           360               357               N/A
   2945         III            117             650,430.39     7.2500000000        7.0500000000           360               357               N/A
   2946         III            117             428,800.00     7.2500000000        7.0500000000           360               357               N/A
   2947         III            118           1,074,500.00     7.2500000000        7.0500000000           360               358               N/A
   2948         III            118             538,371.11     7.2500000000        7.0500000000           360               358               N/A
   2949         III            118             548,000.00     7.2500000000        7.0500000000           360               358               N/A
   2950         III            119             496,000.00     7.2500000000        7.0500000000           360               359               N/A
   2951         III            119             540,000.00     7.2500000000        7.0500000000           360               359               N/A
   2952         III            119             458,400.00     7.2500000000        7.0500000000           360               359               N/A
   2953         III            119             540,000.00     7.2500000000        7.0500000000           360               359               N/A
   2954         III            119             441,000.00     7.2500000000        7.0500000000           360               359               N/A
   2955         III            119             452,000.00     7.2500000000        7.0500000000           360               359               N/A
   2956         III            120             624,000.00     7.2500000000        7.0500000000           360               360               N/A
   2957         III            120             446,000.00     7.2500000000        7.0500000000           360               360               N/A
   2958         III            120             540,087.01     7.2500000000        7.0500000000           360               360               N/A
   2959         III            120             611,000.00     7.2500000000        7.0500000000           360               360               N/A
   2960         III            120             479,600.00     7.2500000000        7.0500000000           360               360               N/A
   2961         III            117             538,728.59     7.2500000000        7.0500000000           360               357               N/A
   2962         III            N/A             592,795.00     7.5000000000        7.1250000000           360               356               N/A
   2963         III            N/A             674,499.05     7.5000000000        7.1250000000           360               359               N/A
   2964         III            119             480,000.00     7.3750000000        7.1750000000           360               359               N/A
   2965         III            120             720,000.00     7.3750000000        7.1750000000           360               360               N/A
   2966         III            120             424,000.00     7.3750000000        7.1750000000           360               360               N/A
   2967         III            120             418,400.00     7.3750000000        7.1750000000           360               360               N/A
   2968         III            120             573,600.00     7.3750000000        7.1750000000           360               360               N/A
   2969         III            119             480,733.92     7.3750000000        7.1750000000           360               359               N/A
   2970         III            119             607,037.74     7.3750000000        7.1750000000           360               359               N/A
   2971         III            118             627,000.00     7.3750000000        7.1750000000           360               358               N/A
   2972         III            118             498,750.00     7.3750000000        7.1750000000           360               358               N/A
   2973         III            119             495,300.00     7.3750000000        7.1750000000           360               359               N/A
   2974         III            119             632,000.00     7.3750000000        7.1750000000           360               359               N/A
   2975         III            120             480,000.00     7.3750000000        7.1750000000           360               360               N/A
   2976         III            117             478,066.97     7.3750000000        7.1750000000           360               357               N/A
   2977         III            117           1,000,000.00     7.3750000000        7.1750000000           360               357               N/A
   2978         III            117             452,396.00     7.3750000000        7.1750000000           360               357               N/A
   2979         III            118           1,540,000.00     7.3750000000        7.1750000000           360               358               N/A
   2980         III            118           1,950,000.00     7.3750000000        7.1750000000           360               358               N/A
   2981         III            118           1,000,000.00     7.3750000000        7.1750000000           360               358               N/A
   2982         III            118             436,000.00     7.3750000000        7.1750000000           360               358               N/A
   2983         III            118             879,999.33     7.3750000000        7.1750000000           360               358               N/A
   2984         III            118             902,800.00     7.3750000000        7.1750000000           360               358               N/A
   2985         III            118           1,000,000.00     7.3750000000        7.1750000000           360               358               N/A
   2986         III            119           2,216,500.00     7.3750000000        7.1750000000           360               359               N/A
   2987         III            119             636,345.53     7.3750000000        7.1750000000           360               359               N/A
   2988         III            119             840,000.00     7.3750000000        7.1750000000           360               359               N/A
   2989         III            120           1,242,500.00     7.3750000000        7.1750000000           360               360               N/A
   2990         III            120           1,057,500.00     7.3750000000        7.1750000000           360               360               N/A
   2991         III            120             560,000.00     7.3750000000        7.1750000000           360               360               N/A
   2992         III            120           1,765,000.00     7.3750000000        7.1750000000           360               360               N/A
   2993         III            N/A             220,800.00     7.6250000000        7.2500000000           360               356               N/A
   2994         III            118             650,000.00     7.5000000000        7.3000000000           360               358               N/A
   2995         III            118           1,040,000.00     7.5000000000        7.3000000000           360               358               N/A
   2996         III            119             568,000.00     7.5000000000        7.3000000000           360               359               N/A
   2997         III            119           3,558,314.35     7.5000000000        7.3000000000           360               359               N/A
   2998         III            120             476,250.00     7.5000000000        7.3000000000           360               360               N/A
   2999         III            120             592,000.00     7.5000000000        7.3000000000           360               360               N/A
   3000         III            120             600,000.00     7.5000000000        7.3000000000           360               360               N/A
   3001         III            120             695,200.00     7.5000000000        7.3000000000           360               360               N/A
   3002         III            120             445,000.00     7.5000000000        7.3000000000           360               360               N/A
   3003         III            117             693,000.00     7.5000000000        7.3000000000           360               357               N/A
   3004         III            118             628,000.00     7.5000000000        7.3000000000           360               358               N/A
   3005         III            118             432,000.00     7.5000000000        7.3000000000           360               358               N/A
   3006         III            119             650,000.00     7.5000000000        7.3000000000           360               359               N/A
   3007         III            119             475,486.37     7.5000000000        7.3000000000           360               359               N/A
   3008         III            120             472,000.00     7.5000000000        7.3000000000           360               360               N/A
   3009         III            120             576,000.00     7.5000000000        7.3000000000           360               360               N/A
   3010         III            120             608,000.00     7.5000000000        7.3000000000           360               360               N/A
   3011         III            120             552,000.00     7.5000000000        7.3000000000           360               360               N/A
   3012         III            120             551,920.00     7.5000000000        7.3000000000           360               360               N/A
   3013         III            120             424,000.00     7.5000000000        7.3000000000           360               360               N/A
   3014         III            119             456,000.00     7.5000000000        7.3000000000           360               359               N/A
   3015         III            119             495,795.00     7.5000000000        7.3000000000           360               359               N/A
   3016         III            120             649,000.00     7.5000000000        7.3000000000           360               360               N/A
   3017         III            120             520,000.00     7.5000000000        7.3000000000           360               360               N/A
   3018         III            117             467,825.00     7.5000000000        7.3000000000           360               357               N/A
   3019         III            117           1,320,000.00     7.5000000000        7.3000000000           360               357               N/A
   3020         III            118           1,099,145.00     7.5000000000        7.3000000000           360               358               N/A
   3021         III            118           1,000,000.00     7.5000000000        7.3000000000           360               358               N/A
   3022         III            118             592,000.00     7.5000000000        7.3000000000           360               358               N/A
   3023         III            118             508,000.00     7.5000000000        7.3000000000           360               358               N/A
   3024         III            118           1,280,000.00     7.5000000000        7.3000000000           360               358               N/A
   3025         III            118             440,000.00     7.5000000000        7.3000000000           360               358               N/A
   3026         III            118             869,600.00     7.5000000000        7.3000000000           360               358               N/A
   3027         III            119           1,925,000.00     7.5000000000        7.3000000000           360               359               N/A
   3028         III            119             497,120.00     7.5000000000        7.3000000000           360               359               N/A
   3029         III            119             620,000.00     7.5000000000        7.3000000000           360               359               N/A
   3030         III            120           1,000,000.00     7.5000000000        7.3000000000           360               360               N/A
   3031         III            120             792,000.00     7.5000000000        7.3000000000           360               360               N/A
   3032         III            120           1,000,000.00     7.5000000000        7.3000000000           480               480               N/A
   3033         III            N/A             100,000.00     7.7500000000        7.3750000000           360               354               N/A
   3034         III            N/A             999,294.21     7.7500000000        7.3750000000           360               359               N/A
   3035         III            118             600,000.00     7.6250000000        7.4250000000           360               358               N/A
   3036         III            118             759,200.00     7.6250000000        7.4250000000           360               358               N/A
   3037         III            120             500,000.00     7.6250000000        7.4250000000           360               360               N/A
   3038         III            120             552,000.00     7.6250000000        7.4250000000           360               360               N/A
   3039         III            120             460,000.00     7.6250000000        7.4250000000           360               360               N/A
   3040         III            119             440,000.00     7.6250000000        7.4250000000           360               359               N/A
   3041         III            120             499,130.00     7.6250000000        7.4250000000           360               360               N/A
   3042         III            120             460,000.00     7.6250000000        7.4250000000           360               360               N/A
   3043         III            118             537,900.00     7.6250000000        7.4250000000           360               358               N/A
   3044         III            120             540,000.00     7.6250000000        7.4250000000           360               360               N/A
   3045         III            118           2,470,000.00     7.6250000000        7.4250000000           360               358               N/A
   3046         III            118             892,500.00     7.6250000000        7.4250000000           360               358               N/A
   3047         III            118             986,265.00     7.6250000000        7.4250000000           360               358               N/A
   3048         III            118             456,000.00     7.6250000000        7.4250000000           360               358               N/A
   3049         III            119             632,886.00     7.6250000000        7.4250000000           360               359               N/A
   3050         III            119             468,000.00     7.6250000000        7.4250000000           360               359               N/A
   3051         III            119             560,000.00     7.6250000000        7.4250000000           360               359               N/A
   3052         III            120             484,386.96     7.6250000000        7.4250000000           360               360               N/A
   3053         III            120             492,000.00     7.6250000000        7.4250000000           360               360               N/A
   3054         III            N/A             165,000.00     7.8750000000        7.5000000000           360               355               N/A
   3055         III            118             423,950.00     7.7500000000        7.5500000000           360               358               N/A
   3056         III            119             584,000.00     7.7500000000        7.5500000000           360               359               N/A
   3057         III            120             499,200.00     7.7500000000        7.5500000000           360               360               N/A
   3058         III            120             508,000.00     7.7500000000        7.5500000000           360               360               N/A
   3059         III            120             500,000.00     7.7500000000        7.5500000000           360               360               N/A
   3060         III            120             560,000.00     7.7500000000        7.5500000000           360               360               N/A
   3061         III            120             432,000.00     7.7500000000        7.5500000000           360               360               N/A
   3062         III            118             496,800.00     7.7500000000        7.5500000000           360               358               N/A
   3063         III            119             544,000.00     7.7500000000        7.5500000000           360               359               N/A
   3064         III            120             504,000.00     7.7500000000        7.5500000000           360               360               N/A
   3065         III            118             424,000.00     7.7500000000        7.5500000000           360               358               N/A
   3066         III            118             650,000.00     7.7500000000        7.5500000000           360               358               N/A
   3067         III            118             429,879.00     7.7500000000        7.5500000000           360               358               N/A
   3068         III            119             990,000.00     7.7500000000        7.5500000000           360               359               N/A
   3069         III            119             420,000.00     7.7500000000        7.5500000000           360               359               N/A
   3070         III            119             616,000.00     7.7500000000        7.5500000000           360               359               N/A
   3071         III            119           1,000,000.00     7.7500000000        7.5500000000           480               479               N/A
   3072         III            120             580,000.00     7.7500000000        7.5500000000           360               360               N/A
   3073         III            120             460,000.00     7.7500000000        7.5500000000           360               360               N/A
   3074         III            120             736,000.00     7.7500000000        7.5500000000           360               360               N/A
   3075         III            120             493,600.00     7.7500000000        7.5500000000           360               360               N/A
   3076         III            120             452,800.00     7.7500000000        7.5500000000           360               360               N/A
   3077         III            118             480,000.00     7.8750000000        7.6750000000           360               358               N/A
   3078         III            118           1,000,000.00     7.8750000000        7.6750000000           360               358               N/A
   3079         III            119             576,000.00     7.8750000000        7.6750000000           360               359               N/A
   3080         III            120             419,000.00     7.8750000000        7.6750000000           360               360               N/A
   3081         III            120             540,000.00     7.8750000000        7.6750000000           360               360               N/A
   3082         III            120             880,000.00     7.8750000000        7.6750000000           360               360               N/A
   3083         III            119             504,000.00     7.8750000000        7.6750000000           360               359               N/A
   3084         III            119           1,540,000.00     7.8750000000        7.6750000000           360               359               N/A
   3085         III            119             480,000.00     7.8750000000        7.6750000000           360               359               N/A
   3086         III            119             580,000.00     7.8750000000        7.6750000000           360               359               N/A
   3087         III            119             600,000.00     7.8750000000        7.6750000000           360               359               N/A
   3088         III            119             680,000.00     7.8750000000        7.6750000000           360               359               N/A
   3089         III            119             681,700.00     7.8750000000        7.6750000000           360               359               N/A
   3090         III            119             520,000.00     7.8750000000        7.6750000000           360               359               N/A
   3091         III            119             920,000.00     7.8750000000        7.6750000000           360               359               N/A
   3092         III            119             475,000.00     7.8750000000        7.6750000000           360               359               N/A
   3093         III            120             868,000.00     7.8750000000        7.6750000000           360               360               N/A
   3094         III            120             418,000.00     8.2500000000        7.6800000000           360               360               N/A
   3095         III            N/A             550,000.00     8.1250000000        7.7500000000           360               356               N/A
   3096         III            120             519,200.00     8.0000000000        7.8000000000           360               360               N/A
   3097         III            120             456,000.00     8.0000000000        7.8000000000           360               360               N/A
   3098         III            120             959,200.00     8.0000000000        7.8000000000           360               360               N/A
   3099         III            120             496,000.00     8.0000000000        7.8000000000           360               360               N/A
   3100         III            120             616,000.00     8.0000000000        7.8000000000           360               360               N/A
   3101         III            118           1,000,000.00     8.0000000000        7.8000000000           360               358               N/A
   3102         III            118             634,177.99     8.0000000000        7.8000000000           360               358               N/A
   3103         III            119             650,000.00     8.0000000000        7.8000000000           360               359               N/A
   3104         III            119             442,700.00     8.0000000000        7.8000000000           360               359               N/A
   3105         III            120             620,000.00     8.0000000000        7.8000000000           360               360               N/A
   3106         III            119             485,450.00     8.6250000000        7.8050000000           360               359               N/A
   3107         III            120             716,000.00     8.1250000000        7.9250000000           360               360               N/A
   3108         III            118             508,000.00     8.1250000000        7.9250000000           360               358               N/A
   3109         III            120             549,600.00     8.1250000000        7.9250000000           360               360               N/A
   3110         III            120             546,000.00     8.1250000000        7.9250000000           360               360               N/A
   3111         III            118             431,100.00     8.6250000000        7.9550000000           360               358               N/A
   3112         III            N/A             131,863.47     8.3750000000        8.0000000000           360               355               N/A
   3113         III            N/A             708,000.00     8.3750000000        8.0000000000           360               359               N/A
   3114         III            N/A             152,963.49     8.6250000000        8.0100000000           480               479               359
   3115         III            120             591,200.00     8.2500000000        8.0500000000           360               360               N/A
   3116         III            120             650,000.00     8.2500000000        8.0500000000           360               360               N/A
   3117         III            120             540,000.00     8.2500000000        8.0500000000           360               360               N/A
   3118         III            119             456,000.00     8.2500000000        8.0500000000           360               359               N/A
   3119         III            120             452,000.00     8.2500000000        8.0500000000           360               360               N/A
   3120         III            118             500,000.00     8.2500000000        8.0500000000           360               358               N/A
   3121         III            119             520,000.00     8.2500000000        8.0500000000           480               479               N/A
   3122         III            119             620,000.00     8.2500000000        8.0500000000           480               479               N/A
   3123         III            120             534,350.00     8.2500000000        8.0500000000           360               360               N/A
   3124         III            120             584,000.00     8.2500000000        8.0500000000           360               360               N/A
   3125         III            N/A             346,499.50     8.5000000000        8.1250000000           360               358               N/A
   3126         III            120             873,000.00     8.3750000000        8.1750000000           360               360               N/A
   3127         III            120             990,000.00     8.3750000000        8.1750000000           360               360               N/A
   3128         III            120             446,500.00     8.3750000000        8.1750000000           360               360               N/A
   3129         III            120             650,000.00     8.3750000000        8.1750000000           360               360               N/A
   3130         III            N/A             251,051.31     8.6250000000        8.2500000000           360               357               N/A
   3131         III            120             456,800.00     8.5000000000        8.3000000000           360               360               N/A
   3132         III            119             650,000.00     8.5000000000        8.3000000000           360               359               N/A
   3133         III            119             450,791.00     8.5000000000        8.3000000000           360               359               N/A
   3134         III            120             584,000.00     8.5000000000        8.3000000000           360               360               N/A
   3135         III            119             468,000.00     8.5000000000        8.3000000000           360               359               N/A
   3136         III            119             545,000.00     8.5000000000        8.3000000000           360               359               N/A
   3137         III            119             600,000.00     8.5000000000        8.3000000000           360               359               N/A
   3138         III            120             548,000.00     8.5000000000        8.3000000000           360               360               N/A
   3139         III            120             420,240.00     8.5000000000        8.3000000000           360               360               N/A
   3140         III            120             460,000.00     8.5000000000        8.3000000000           360               360               N/A
   3141         III            120             531,000.00     8.7500000000        8.5500000000           360               360               N/A
   3142         III            119             420,000.00     8.7500000000        8.5500000000           360               359               N/A
   3143         III            119             623,500.00     8.7500000000        8.5500000000           360               359               N/A
   3144         III            120             615,000.00     8.7500000000        8.5500000000           360               360               N/A
   3145         III            119             547,684.71     8.7500000000        8.5500000000           360               359               N/A
   3146         III            119             964,000.00     8.8750000000        8.6750000000           360               359               N/A
   3147         III            N/A             352,000.00     9.6250000000        9.2500000000           360               360               N/A

                                                                      Maximum
                                                                    Lifetime Gross    Minimum Lifetime      Number of     Rate Adjustment      Remaining
                            Initial Periodic  Subsequent Periodic   Mortgage Rate   Gross Mortgage Rate Months Until First  Frequency        Interest Only
 Loan No.   Gross Margin (%)   Rate Cap %         Rate Cap %              %                  %            Rate Adjustment   (months)         Term (months)     Index
___________________________________________________________________________________________________________________________________________________________________________
     1       2.2500000000       5.0000000000        1.0000000000     15.7500000000      2.2500000000            59                6               N/A        6 Mo Libor
     2       2.2500000000       5.0000000000        1.0000000000     16.0000000000      2.2500000000            57                6               N/A        6 Mo Libor
     3       2.2500000000       5.0000000000        1.0000000000     15.6250000000      2.2500000000            58                6               118        6 Mo Libor
     4       2.2500000000       5.0000000000        1.0000000000     15.8750000000      2.2500000000            60                6               N/A        6 Mo Libor
     5       2.2500000000       5.0000000000        1.0000000000     16.5000000000      2.2500000000            58                6               N/A        6 Mo Libor
     6       2.2500000000       5.0000000000        2.0000000000      9.5000000000      2.2500000000            57                12              117        1 Yr Libor
     7       2.2500000000       5.0000000000        1.0000000000      9.8750000000      2.2500000000            54                6               N/A        6 Mo Libor
     8       2.2500000000       5.0000000000        2.0000000000      9.7500000000      2.2500000000            59                12              119        1 Yr Libor
     9       2.2500000000       5.0000000000        2.0000000000      9.8750000000      2.2500000000            59                12              119        1 Yr Libor
    10       2.2500000000       5.0000000000        2.0000000000      9.8750000000      2.2500000000            59                12               59        1 Yr Libor
    11       2.2500000000       5.0000000000        2.0000000000     10.0000000000      2.2500000000            60                12              120        1 Yr Libor
    12       2.2500000000       5.0000000000        2.0000000000     10.1250000000      2.2500000000            59                12              119        1 Yr Libor
    13       2.7500000000       5.0000000000        1.0000000000     10.2500000000      2.7500000000            56                6               116        6 Mo Libor
    14       2.2500000000       5.0000000000        2.0000000000     10.2500000000      2.2500000000            60                12              120        1 Yr Libor
    15       3.1250000000       5.0000000000        2.0000000000     10.8750000000      3.1250000000            59                12              119        1 Yr Libor
    16       2.2500000000       5.0000000000        1.0000000000     10.5000000000      2.2500000000            56                6               116        6 Mo Libor
    17       2.2500000000       5.0000000000        1.0000000000     10.5000000000      2.2500000000            56                6               N/A        6 Mo Libor
    18       2.2500000000       5.0000000000        2.0000000000     10.3750000000      2.2500000000            50                12              110        1 Yr Libor
    19       2.2500000000       5.0000000000        2.0000000000     10.3750000000      2.2500000000            59                12              119        1 Yr Libor
    20       2.2500000000       5.0000000000        2.0000000000     10.3750000000      2.2500000000            60                12              120        1 Yr Libor
    21       2.2500000000       5.0000000000        2.0000000000     10.3750000000      2.2500000000            57                12              117        1 Yr Libor
    22       2.2500000000       5.0000000000        2.0000000000     10.3750000000      2.2500000000            59                12              119        1 Yr Libor
    23       2.7500000000       5.0000000000        1.0000000000     11.3750000000      2.7500000000            56                6               116        6 Mo Libor
    24       2.7500000000       5.0000000000        1.0000000000     11.3750000000      2.7500000000            56                6               116        6 Mo Libor
    25       2.7500000000       5.0000000000        1.0000000000     11.3750000000      2.7500000000            57                6               117        6 Mo Libor
    26       2.2500000000       5.0000000000        2.0000000000     10.5000000000      2.2500000000            55                12               55        1 Yr Libor
    27       2.2500000000       5.0000000000        1.0000000000     10.6250000000      2.2500000000            55                6               115        6 Mo Libor
    28       2.2500000000       5.0000000000        1.0000000000     11.0000000000      2.2500000000            49                6               109        6 Mo Libor
    29       2.2500000000       5.0000000000        1.0000000000     10.8750000000      2.2500000000            60                6               120        6 Mo Libor
    30       2.2500000000       5.0000000000        2.0000000000     10.5000000000      2.2500000000            59                12              119        1 Yr Libor
    31       2.2500000000       5.0000000000        2.0000000000     10.5000000000      2.2500000000            59                12              N/A        1 Yr Libor
    32       2.2500000000       5.0000000000        2.0000000000     10.5000000000      2.2500000000            55                12              115        1 Yr Libor
    33       2.2500000000       5.0000000000        2.0000000000     10.5000000000      2.2500000000            55                12              115        1 Yr Libor
    34       2.2500000000       5.0000000000        2.0000000000     10.5000000000      2.2500000000            59                12              119        1 Yr Libor
    35       2.2500000000       5.0000000000        2.0000000000     10.5000000000      2.2500000000            59                12              119        1 Yr Libor
    36       2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            56                6               N/A        6 Mo Libor
    37       2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            56                12              116        1 Yr Libor
    38       2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            59                12              119        1 Yr Libor
    39       2.7500000000       5.0000000000        1.0000000000     10.6250000000      2.7500000000            56                6               116        6 Mo Libor
    40       2.2500000000       5.0000000000        1.0000000000     10.7500000000      2.2500000000            56                6               116        6 Mo Libor
    41       2.2500000000       5.0000000000        1.0000000000     10.7500000000      2.2500000000            57                6               117        6 Mo Libor
    42       2.2500000000       5.0000000000        1.0000000000     10.7500000000      2.2500000000            58                6               118        6 Mo Libor
    43       2.2500000000       5.0000000000        2.0000000000     10.6250000000      2.2500000000            58                12               58        1 Yr Libor
    44       2.7500000000       5.0000000000        1.0000000000     11.6250000000      2.7500000000            56                6               116        6 Mo Libor
    45       2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            58                12               58        1 Yr Libor
    46       2.2500000000       5.0000000000        1.0000000000     10.8750000000      2.2500000000            55                6               115        6 Mo Libor
    47       2.7500000000       5.0000000000        1.0000000000     10.7500000000      2.7500000000            56                6               116        6 Mo Libor
    48       2.2500000000       5.0000000000        1.0000000000     10.8750000000      2.2500000000            56                6               116        6 Mo Libor
    49       2.2500000000       5.0000000000        1.0000000000     10.8750000000      2.2500000000            56                6               116        6 Mo Libor
    50       2.7500000000       5.0000000000        1.0000000000     10.7500000000      2.7500000000            57                6               117        6 Mo Libor
    51       2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            59                12              119        1 Yr Libor
    52       2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            60                12              120        1 Yr Libor
    53       2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            55                12              115        1 Yr Libor
    54       2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            59                12              119        1 Yr Libor
    55       2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            59                12              119        1 Yr Libor
    56       2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            59                12              119        1 Yr Libor
    57       2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            60                12              120        1 Yr Libor
    58       2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            56                6               116        6 Mo Libor
    59       2.7500000000       5.0000000000        1.0000000000     11.7500000000      2.7500000000            56                6               116        6 Mo Libor
    60       2.7500000000       5.0000000000        1.0000000000     11.7500000000      2.7500000000            56                6               116        6 Mo Libor
    61       2.2500000000       5.0000000000        1.0000000000     10.9900000000      2.2500000000            56                6               116        6 Mo Libor
    62       2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            55                6               115        6 Mo Libor
    63       2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            59                12              119        1 Yr Libor
    64       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            54                12               54        1 Yr Libor
    65       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            55                12               55        1 Yr Libor
    66       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            56                12               56        1 Yr Libor
    67       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            57                12               57        1 Yr Libor
    68       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            59                12               59        1 Yr Libor
    69       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            57                12              N/A        1 Yr Libor
    70       2.2500000000       5.0000000000        1.0000000000     11.0000000000      2.2500000000            60                6               120        6 Mo Libor
    71       2.2500000000       5.0000000000        1.0000000000     11.0000000000      2.2500000000            58                6               N/A        6 Mo Libor
    72       3.2500000000       5.0000000000        1.0000000000     11.0000000000      3.2500000000            56                6               N/A        6 Mo Libor
    73       2.2500000000       6.0000000000        2.0000000000     12.0000000000      2.2500000000            54                6               114        6 Mo Libor
    74       2.7500000000       5.0000000000        1.0000000000     10.8750000000      2.7500000000            56                6               116        6 Mo Libor
    75       2.7500000000       5.0000000000        1.0000000000     10.8750000000      2.7500000000            56                6               116        6 Mo Libor
    76       2.7500000000       5.0000000000        1.0000000000     10.8750000000      2.7500000000            56                6               116        6 Mo Libor
    77       2.2500000000       5.0000000000        1.0000000000     11.0000000000      2.2500000000            58                6               118        6 Mo Libor
    78       2.2500000000       5.0000000000        1.0000000000     11.2500000000      2.2500000000            54                6               114        6 Mo Libor
    79       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            56                12              116        1 Yr Libor
    80       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            59                12              119        1 Yr Libor
    81       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            59                12              119        1 Yr Libor
    82       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            59                12              119        1 Yr Libor
    83       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            59                12              119        1 Yr Libor
    84       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            60                12              120        1 Yr Libor
    85       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            59                12               59        1 Yr Libor
    86       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            56                12               56        1 Yr Libor
    87       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            59                12              119        1 Yr Libor
    88       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            59                12              119        1 Yr Libor
    89       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            59                12              119        1 Yr Libor
    90       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            53                12              113        1 Yr Libor
    91       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            59                12              119        1 Yr Libor
    92       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            58                12               58        1 Yr Libor
    93       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            57                12              N/A        1 Yr Libor
    94       2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            59                12              N/A        1 Yr Libor
    95       2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               116        6 Mo Libor
    96       2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               116        6 Mo Libor
    97       2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               116        6 Mo Libor
    98       2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            57                6               117        6 Mo Libor
    99       2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               N/A        6 Mo Libor
    100      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            53                12              113        1 Yr Libor
    101      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            54                12              114        1 Yr Libor
    102      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            53                12               53        1 Yr Libor
    103      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            57                12               57        1 Yr Libor
    104      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            55                12              N/A        1 Yr Libor
    105      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            58                12              N/A        1 Yr Libor
    106      2.2500000000       5.0000000000        1.0000000000     11.1250000000      2.2500000000            53                6                53        6 Mo Libor
    107      2.2500000000       5.0000000000        1.0000000000     11.1250000000      2.2500000000            58                6               118        6 Mo Libor
    108      2.2500000000       6.0000000000        2.0000000000     12.1250000000      2.2500000000            55                6               115        6 Mo Libor
    109      2.7500000000       5.0000000000        1.0000000000     11.0000000000      2.7500000000            56                6               116        6 Mo Libor
    110      2.7500000000       5.0000000000        1.0000000000     11.0000000000      2.7500000000            56                6               116        6 Mo Libor
    111      2.7500000000       5.0000000000        1.0000000000     11.0000000000      2.7500000000            56                6               116        6 Mo Libor
    112      2.7500000000       5.0000000000        1.0000000000     11.0000000000      2.7500000000            56                6               116        6 Mo Libor
    113      2.7500000000       5.0000000000        1.0000000000     11.0000000000      2.7500000000            56                6               116        6 Mo Libor
    114      2.7500000000       5.0000000000        1.0000000000     11.0000000000      2.7500000000            56                6               116        6 Mo Libor
    115      2.7500000000       5.0000000000        1.0000000000     11.0000000000      2.7500000000            56                6               116        6 Mo Libor
    116      2.2500000000       6.0000000000        2.0000000000     12.6250000000      2.2500000000            52                6               112        6 Mo Libor
    117      2.7500000000       5.0000000000        1.0000000000     11.6250000000      2.7500000000            51                6               111        6 Mo Libor
    118      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            59                12              119        1 Yr Libor
    119      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            59                12              119        1 Yr Libor
    120      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            59                12              119        1 Yr Libor
    121      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            60                12              120        1 Yr Libor
    122      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            60                12              N/A        1 Yr Libor
    123      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            55                12              115        1 Yr Libor
    124      2.2500000000       6.0000000000        2.0000000000     12.0000000000      2.2500000000            55                12              115        1 Yr Libor
    125      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            59                12              119        1 Yr Libor
    126      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            59                12              119        1 Yr Libor
    127      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            59                12              119        1 Yr Libor
    128      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            60                12              120        1 Yr Libor
    129      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            54                12               54        1 Yr Libor
    130      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            55                6               115        6 Mo Libor
    131      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            56                6               116        6 Mo Libor
    132      2.7500000000       5.0000000000        1.0000000000     12.0000000000      2.7500000000            56                6               116        6 Mo Libor
    133      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            58                12              118        1 Yr Libor
    134      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12              120        1 Yr Libor
    135      2.2500000000       5.0000000000        1.0000000000     11.2500000000      2.2500000000            56                12               56        1 Yr Libor
    136      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            58                12               58        1 Yr Libor
    137      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            58                12               58        1 Yr Libor
    138      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            58                12               58        1 Yr Libor
    139      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            59                12               59        1 Yr Libor
    140      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            54                12              N/A        1 Yr Libor
    141      2.7500000000       6.0000000000        2.0000000000     12.2500000000      2.7500000000            55                6               115        6 Mo Libor
    142      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            59                6               119        6 Mo Libor
    143      2.2500000000       5.0000000000        1.0000000000     11.2500000000      2.2500000000            59                6               119        6 Mo Libor
    144      2.2500000000       5.0000000000        1.0000000000     11.2500000000      2.2500000000            60                6               120        6 Mo Libor
    145      2.2500000000       5.0000000000        1.0000000000     11.2500000000      2.2500000000            60                6               120        6 Mo Libor
    146      2.2500000000       6.0000000000        2.0000000000     12.2500000000      2.2500000000            56                6               116        6 Mo Libor
    147      2.2500000000       5.0000000000        1.0000000000     11.2500000000      2.2500000000            58                6               118        6 Mo Libor
    148      2.2500000000       6.0000000000        2.0000000000     12.2500000000      2.2500000000            55                6               115        6 Mo Libor
    149      2.2500000000       5.0000000000        1.0000000000     11.2500000000      2.2500000000            56                6               116        6 Mo Libor
    150      2.2500000000       5.0000000000        1.0000000000     11.2500000000      2.2500000000            60                6               120        6 Mo Libor
    151      2.7500000000       6.0000000000        2.0000000000     12.2500000000      2.7500000000            55                6               115        6 Mo Libor
    152      2.7500000000       5.0000000000        1.0000000000     11.1250000000      2.7500000000            56                6               116        6 Mo Libor
    153      2.7500000000       5.0000000000        1.0000000000     11.1250000000      2.7500000000            56                6               116        6 Mo Libor
    154      2.7500000000       5.0000000000        1.0000000000     11.1250000000      2.7500000000            56                6               116        6 Mo Libor
    155      2.7500000000       5.0000000000        1.0000000000     11.1250000000      2.7500000000            56                6               116        6 Mo Libor
    156      2.7500000000       5.0000000000        1.0000000000     11.1250000000      2.7500000000            56                6               116        6 Mo Libor
    157      2.7500000000       6.0000000000        2.0000000000     12.2500000000      2.7500000000            56                6               116        6 Mo Libor
    158      2.2500000000       5.0000000000        1.0000000000     11.2500000000      2.2500000000            58                6               118        6 Mo Libor
    159      2.2500000000       5.0000000000        1.0000000000     11.2500000000      2.2500000000            58                6               118        6 Mo Libor
    160      2.7500000000       5.0000000000        1.0000000000     11.2500000000      2.7500000000            57                6                57        6 Mo Libor
    161      2.2500000000       6.0000000000        2.0000000000     12.2500000000      2.2500000000            58                6               N/A        6 Mo Libor
    162      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            56                6               116        6 Mo Libor
    163      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            59                12              119        1 Yr Libor
    164      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            60                12              120        1 Yr Libor
    165      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            60                12              120        1 Yr Libor
    166      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            60                12              120        1 Yr Libor
    167      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            60                12              120        1 Yr Libor
    168      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            60                12              120        1 Yr Libor
    169      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            59                12              119        1 Yr Libor
    170      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            59                12              119        1 Yr Libor
    171      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            59                12              119        1 Yr Libor
    172      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            57                12              117        1 Yr Libor
    173      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            59                12              119        1 Yr Libor
    174      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            59                12              119        1 Yr Libor
    175      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            59                12              119        1 Yr Libor
    176      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            59                12               59        1 Yr Libor
    177      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            59                12               59        1 Yr Libor
    178      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            59                12              N/A        1 Yr Libor
    179      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            60                12              N/A        1 Yr Libor
    180      2.7500000000       6.0000000000        2.0000000000     12.1250000000      2.7500000000            56                6               116        6 Mo Libor
    181      2.7500000000       5.0000000000        1.0000000000     12.1250000000      2.7500000000            56                6               116        6 Mo Libor
    182      2.7500000000       5.0000000000        1.0000000000     12.1250000000      2.7500000000            56                6               116        6 Mo Libor
    183      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            56                6               116        6 Mo Libor
    184      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            44                12               44        1 Yr Libor
    185      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            56                12               56        1 Yr Libor
    186      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            55                12               55        1 Yr Libor
    187      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            57                12              117        1 Yr Libor
    188      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            57                12              117        1 Yr Libor
    189      2.7500000000       5.0000000000        1.0000000000     11.2500000000      2.7500000000            57                12              117        1 Yr Libor
    190      2.5000000000       5.0000000000        2.0000000000     11.3750000000      2.5000000000            59                12              119        1 Yr Libor
    191      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            60                12              120        1 Yr Libor
    192      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            55                12               55        1 Yr Libor
    193      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            55                12               55        1 Yr Libor
    194      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            55                12               55        1 Yr Libor
    195      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            58                12               58        1 Yr Libor
    196      2.2500000000       2.0000000000        2.0000000000     11.3750000000      2.2500000000            58                12               58        1 Yr Libor
    197      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            59                12               59        1 Yr Libor
    198      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            55                12              N/A        1 Yr Libor
    199      3.2500000000       5.0000000000        1.0000000000     11.3750000000      3.2500000000            56                6               116        6 Mo Libor
    200      2.2500000000       5.0000000000        1.0000000000     11.3750000000      2.2500000000            60                6               120        6 Mo Libor
    201      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            59                6               119        6 Mo Libor
    202      3.2500000000       5.0000000000        1.0000000000     11.3750000000      3.2500000000            55                6               115        6 Mo Libor
    203      2.2500000000       5.0000000000        1.0000000000     11.3750000000      2.2500000000            56                6               116        6 Mo Libor
    204      2.7500000000       6.0000000000        2.0000000000     12.3750000000      2.7500000000            53                6               113        6 Mo Libor
    205      3.2500000000       5.0000000000        1.0000000000     11.3750000000      3.2500000000            54                6               114        6 Mo Libor
    206      2.2500000000       6.0000000000        2.0000000000     12.3750000000      2.2500000000            55                6               115        6 Mo Libor
    207      2.7500000000       5.0000000000        1.0000000000     11.2500000000      2.7500000000            56                6               116        6 Mo Libor
    208      2.7500000000       5.0000000000        1.0000000000     11.2500000000      2.7500000000            56                6               116        6 Mo Libor
    209      2.7500000000       5.0000000000        1.0000000000     11.2500000000      2.7500000000            56                6               116        6 Mo Libor
    210      2.7500000000       5.0000000000        1.0000000000     11.2500000000      2.7500000000            56                6               116        6 Mo Libor
    211      2.7500000000       5.0000000000        1.0000000000     11.2500000000      2.7500000000            56                6               116        6 Mo Libor
    212      2.7500000000       5.0000000000        1.0000000000     11.2500000000      2.7500000000            57                6               117        6 Mo Libor
    213      2.7500000000       5.0000000000        1.0000000000     11.2500000000      2.7500000000            57                6               117        6 Mo Libor
    214      2.2500000000       5.0000000000        1.0000000000     11.3750000000      2.2500000000            59                6               119        6 Mo Libor
    215      2.2500000000       5.0000000000        1.0000000000     11.3750000000      2.2500000000            53                6               N/A        6 Mo Libor
    216      2.2500000000       5.0000000000        1.0000000000     11.3750000000      2.2500000000            55                6               N/A        6 Mo Libor
    217      2.7500000000       6.0000000000        2.0000000000     13.8750000000      2.7500000000            51                6               111        6 Mo Libor
    218      3.2500000000       5.0000000000        2.0000000000     11.2500000000      3.2500000000            53                12              113        1 Yr Libor
    219      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            54                12              114        1 Yr Libor
    220      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            55                12              115        1 Yr Libor
    221      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            56                12              116        1 Yr Libor
    222      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            57                12              117        1 Yr Libor
    223      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            59                12              119        1 Yr Libor
    224      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            59                12              119        1 Yr Libor
    225      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            59                12              119        1 Yr Libor
    226      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            59                12              119        1 Yr Libor
    227      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12              120        1 Yr Libor
    228      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12              120        1 Yr Libor
    229      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12              120        1 Yr Libor
    230      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12              120        1 Yr Libor
    231      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12              120        1 Yr Libor
    232      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12              120        1 Yr Libor
    233      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12              120        1 Yr Libor
    234      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12              120        1 Yr Libor
    235      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12              120        1 Yr Libor
    236      2.7500000000       5.0000000000        2.0000000000     11.2500000000      2.7500000000            57                12              117        1 Yr Libor
    237      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            59                12              119        1 Yr Libor
    238      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            59                12              119        1 Yr Libor
    239      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12              120        1 Yr Libor
    240      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12              120        1 Yr Libor
    241      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12              120        1 Yr Libor
    242      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            59                12               59        1 Yr Libor
    243      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            60                12               60        1 Yr Libor
    244      2.2500000000       5.0000000000        1.0000000000     11.2500000000      2.2500000000            54                6               114        6 Mo Libor
    245      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            56                6               116        6 Mo Libor
    246      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            57                6               117        6 Mo Libor
    247      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            53                6               113        6 Mo Libor
    248      2.7500000000       5.0000000000        2.0000000000     11.3750000000      2.7500000000            55                12               55        1 Yr Treas
    249      2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            60                12              120        1 Yr Libor
    250      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            58                12               58        1 Yr Libor
    251      5.6000000000       3.0000000000        1.0000000000     12.5000000000      5.6000000000            55                12               55        1 Yr Libor
    252      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            57                12               57        1 Yr Libor
    253      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            51                12              111        1 Yr Libor
    254      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            51                12              111        1 Yr Libor
    255      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            52                12              112        1 Yr Libor
    256      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            53                12              113        1 Yr Libor
    257      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            54                12              114        1 Yr Libor
    258      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            54                12              114        1 Yr Libor
    259      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            54                12              114        1 Yr Libor
    260      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            54                12               54        1 Yr Libor
    261      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            55                12               55        1 Yr Libor
    262      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            58                12               58        1 Yr Libor
    263      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            60                6               120        6 Mo Libor
    264      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            57                6               N/A        6 Mo Libor
    265      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            57                6               117        6 Mo Libor
    266      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            60                6               120        6 Mo Libor
    267      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            60                6               120        6 Mo Libor
    268      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            60                6               120        6 Mo Libor
    269      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            60                6               120        6 Mo Libor
    270      2.7500000000       6.0000000000        2.0000000000     12.5000000000      2.7500000000            60                6               N/A        6 Mo Libor
    271      2.2500000000       6.0000000000        2.0000000000     12.5000000000      2.2500000000            59                6               119        6 Mo Libor
    272      2.2500000000       6.0000000000        2.0000000000     12.5000000000      2.2500000000            59                6               119        6 Mo Libor
    273      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            60                6               120        6 Mo Libor
    274      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            52                6               112        6 Mo Libor
    275      2.5000000000       5.0000000000        1.0000000000     11.5000000000      2.5000000000            54                6               114        6 Mo Libor
    276      2.2500000000       6.0000000000        2.0000000000     12.5000000000      2.2500000000            55                6               115        6 Mo Libor
    277      2.2500000000       6.0000000000        2.0000000000     12.5000000000      2.2500000000            55                6               115        6 Mo Libor
    278      2.7500000000       5.0000000000        1.0000000000     11.3750000000      2.7500000000            56                6               116        6 Mo Libor
    279      2.7500000000       5.0000000000        1.0000000000     11.3750000000      2.7500000000            56                6               116        6 Mo Libor
    280      2.7500000000       5.0000000000        1.0000000000     11.3750000000      2.7500000000            56                6               116        6 Mo Libor
    281      2.7500000000       5.0000000000        1.0000000000     11.3750000000      2.7500000000            56                6               116        6 Mo Libor
    282      2.7500000000       5.0000000000        1.0000000000     11.3750000000      2.7500000000            56                6               116        6 Mo Libor
    283      2.7500000000       5.0000000000        1.0000000000     11.3750000000      2.7500000000            56                6               116        6 Mo Libor
    284      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            56                6               116        6 Mo Libor
    285      2.2500000000       6.0000000000        2.0000000000     12.5000000000      2.2500000000            56                6               116        6 Mo Libor
    286      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            57                6               117        6 Mo Libor
    287      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            57                6               117        6 Mo Libor
    288      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            58                6               118        6 Mo Libor
    289      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            59                6               119        6 Mo Libor
    290      2.2500000000       6.0000000000        2.0000000000     12.5000000000      2.2500000000            59                6               119        6 Mo Libor
    291      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            60                6               120        6 Mo Libor
    292      3.2500000000       5.0000000000        1.0000000000     11.5000000000      3.2500000000            60                6               120        6 Mo Libor
    293      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            56                6               N/A        6 Mo Libor
    294      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            56                6               N/A        6 Mo Libor
    295      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            59                6               N/A        6 Mo Libor
    296      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            60                6               N/A        6 Mo Libor
    297      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            57                6               117        6 Mo Libor
    298      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            59                12              119        1 Yr Libor
    299      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            59                12              119        1 Yr Libor
    300      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            59                12              119        1 Yr Libor
    301      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            59                12              119        1 Yr Libor
    302      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            60                12              120        1 Yr Libor
    303      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            60                12              120        1 Yr Libor
    304      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            60                12              120        1 Yr Libor
    305      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            60                12              120        1 Yr Libor
    306      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            60                12              120        1 Yr Libor
    307      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            57                12              117        1 Yr Libor
    308      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            58                12              118        1 Yr Libor
    309      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            59                12              119        1 Yr Libor
    310      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            60                12              120        1 Yr Libor
    311      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            54                12              114        1 Yr Libor
    312      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            56                12              116        1 Yr Libor
    313      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            59                12              119        1 Yr Libor
    314      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            59                12              119        1 Yr Libor
    315      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            59                12              119        1 Yr Libor
    316      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            60                12              120        1 Yr Libor
    317      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            60                12              120        1 Yr Libor
    318      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            59                12               59        1 Yr Libor
    319      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            59                12               59        1 Yr Libor
    320      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            56                12              N/A        1 Yr Libor
    321      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            59                12              N/A        1 Yr Libor
    322      2.2500000000       6.0000000000        2.0000000000     12.3750000000      2.2500000000            59                6               119        6 Mo Libor
    323      2.2500000000       6.0000000000        2.0000000000     12.3750000000      2.2500000000            59                6               119        6 Mo Libor
    324      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               119        6 Mo Libor
    325      2.7500000000       5.0000000000        1.0000000000     12.3750000000      2.7500000000            56                6               116        6 Mo Libor
    326      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            55                6               115        6 Mo Libor
    327      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            56                6               116        6 Mo Libor
    328      2.7500000000       5.0000000000        2.0000000000     11.5000000000      2.7500000000            55                12              115        1 Yr Treas
    329      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            55                12               55        1 Yr Libor
    330      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            57                12               57        1 Yr Libor
    331      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            57                12               57        1 Yr Libor
    332      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            52                12              112        1 Yr Libor
    333      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            54                12              114        1 Yr Libor
    334      5.0000000000       5.0000000000        1.0000000000     11.6250000000      5.0000000000            54                12              114        1 Yr Libor
    335      2.5000000000       5.0000000000        2.0000000000     11.6250000000      2.5000000000            55                12              115        1 Yr Libor
    336      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            55                12              115        1 Yr Libor
    337      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    338      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    339      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            58                12               58        1 Yr Libor
    340      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            58                12               58        1 Yr Libor
    341      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12               59        1 Yr Libor
    342      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12               59        1 Yr Libor
    343      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12               60        1 Yr Libor
    344      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12               60        1 Yr Libor
    345      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            56                12              N/A        1 Yr Libor
    346      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            59                6               119        6 Mo Libor
    347      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            60                6               120        6 Mo Libor
    348      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            58                6               118        6 Mo Libor
    349      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            59                6               119        6 Mo Libor
    350      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            59                6               119        6 Mo Libor
    351      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            59                6               119        6 Mo Libor
    352      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            60                6               120        6 Mo Libor
    353      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            60                6               N/A        6 Mo Libor
    354      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            60                6               N/A        6 Mo Libor
    355      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            60                6               N/A        6 Mo Libor
    356      2.2500000000       6.0000000000        2.0000000000     12.6250000000      2.2500000000            56                6               116        6 Mo Libor
    357      2.2500000000       6.0000000000        2.0000000000     12.6250000000      2.2500000000            56                6               116        6 Mo Libor
    358      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            57                6                57        6 Mo Libor
    359      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            60                6               120        6 Mo Libor
    360      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            54                6               114        6 Mo Libor
    361      2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            55                6               115        6 Mo Libor
    362      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            55                6               115        6 Mo Libor
    363      2.2500000000       6.0000000000        2.0000000000     12.6250000000      2.2500000000            55                6               115        6 Mo Libor
    364      2.2500000000       6.0000000000        2.0000000000     12.6250000000      2.2500000000            55                6               115        6 Mo Libor
    365      2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            56                6               116        6 Mo Libor
    366      2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            56                6               116        6 Mo Libor
    367      2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            56                6               116        6 Mo Libor
    368      2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            56                6               116        6 Mo Libor
    369      2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            56                6               116        6 Mo Libor
    370      2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            56                6               116        6 Mo Libor
    371      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            56                6               116        6 Mo Libor
    372      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            58                6               118        6 Mo Libor
    373      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            58                6               118        6 Mo Libor
    374      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            59                6               119        6 Mo Libor
    375      2.2500000000       6.0000000000        2.0000000000     12.6250000000      2.2500000000            60                6               120        6 Mo Libor
    376      2.7500000000       5.0000000000        1.0000000000     11.6250000000      2.7500000000            56                6                56        6 Mo Libor
    377      2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            56                6               N/A        6 Mo Libor
    378      2.7500000000       6.0000000000        2.0000000000     12.6250000000      2.7500000000            56                6               N/A        6 Mo Libor
    379      2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            57                6               N/A        6 Mo Libor
    380      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            58                6               N/A        6 Mo Libor
    381      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               119        6 Mo Libor
    382      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    383      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    384      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    385      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    386      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    387      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    388      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    389      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    390      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    391      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    392      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    393      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              N/A        1 Yr Libor
    394      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12               59        1 Yr Libor
    395      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    396      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    397      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12               60        1 Yr Libor
    398      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              N/A        1 Yr Libor
    399      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    400      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    401      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    402      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    403      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    404      2.7500000000       5.0000000000        2.0000000000     11.5000000000      2.7500000000            58                12              118        1 Yr Libor
    405      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            55                12              115        1 Yr Libor
    406      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            57                12              117        1 Yr Libor
    407      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            58                12              118        1 Yr Libor
    408      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    409      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    410      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    411      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            59                12              119        1 Yr Libor
    412      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    413      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    414      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    415      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    416      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    417      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    418      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    419      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              120        1 Yr Libor
    420      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            54                12               54        1 Yr Libor
    421      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12               60        1 Yr Libor
    422      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            56                12              N/A        1 Yr Libor
    423      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            60                12              N/A        1 Yr Libor
    424      2.2500000000       6.0000000000        2.0000000000     12.5000000000      2.2500000000            56                6               116        6 Mo Libor
    425      2.2500000000       6.0000000000        2.0000000000     12.5000000000      2.2500000000            51                6               111        6 Mo Libor
    426      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               119        6 Mo Libor
    427      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            56                6               N/A        6 Mo Libor
    428      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            53                6               113        6 Mo Libor
    429      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            57                6               117        6 Mo Libor
    430      6.0000000000       6.0000000000        2.0000000000     13.2500000000      6.0000000000            54                6               114        6 Mo Libor
    431      2.7500000000       5.0000000000        1.0000000000     12.5000000000      2.7500000000            56                12              116        1 Yr Libor
    432      2.7500000000       5.0000000000        1.0000000000     12.5000000000      2.7500000000            56                6               116        6 Mo Libor
    433      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            56                6               N/A        6 Mo Libor
    434      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12               60        1 Yr Libor
    435      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              N/A        1 Yr Libor
    436      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              N/A        1 Yr Libor
    437      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            56                12               56        1 Yr Libor
    438      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            56                12               56        1 Yr Libor
    439      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            51                12              111        1 Yr Libor
    440      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            52                12              112        1 Yr Libor
    441      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            53                12              113        1 Yr Libor
    442      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            55                12              115        1 Yr Libor
    443      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            55                12              115        1 Yr Libor
    444      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            55                12              115        1 Yr Libor
    445      2.5000000000       5.0000000000        2.0000000000     11.7500000000      2.5000000000            55                12              115        1 Yr Libor
    446      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            57                12              117        1 Yr Libor
    447      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            58                12               58        1 Yr Libor
    448      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            58                12               58        1 Yr Libor
    449      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            56                12              N/A        1 Yr Libor
    450      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            56                12              N/A        1 Yr Libor
    451      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            56                12              N/A        1 Yr Libor
    452      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            58                6               118        6 Mo Libor
    453      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            59                6               119        6 Mo Libor
    454      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            60                6               120        6 Mo Libor
    455      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            60                6               120        6 Mo Libor
    456      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            60                6               N/A        6 Mo Libor
    457      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            56                6               116        6 Mo Libor
    458      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            59                6               119        6 Mo Libor
    459      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            60                6               120        6 Mo Libor
    460      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            60                6               120        6 Mo Libor
    461      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            60                6               120        6 Mo Libor
    462      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            56                6               N/A        6 Mo Libor
    463      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            60                6               120        6 Mo Libor
    464      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            53                6               N/A        6 Mo Libor
    465      3.2500000000       5.0000000000        1.0000000000     11.7500000000      3.2500000000            56                6               N/A        6 Mo Libor
    466      2.2500000000       6.0000000000        2.0000000000     12.7500000000      2.2500000000            53                6               113        6 Mo Libor
    467      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            58                6               118        6 Mo Libor
    468      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            59                6               119        6 Mo Libor
    469      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            59                6               119        6 Mo Libor
    470      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            60                6               120        6 Mo Libor
    471      2.2500000000       6.0000000000        2.0000000000     12.7500000000      2.2500000000            59                6               119        6 Mo Libor
    472      2.2500000000       6.0000000000        2.0000000000     12.7500000000      2.2500000000            42                6               102        6 Mo Libor
    473      2.7500000000       6.0000000000        2.0000000000     12.7500000000      2.7500000000            52                6               112        6 Mo Libor
    474      2.7500000000       6.0000000000        2.0000000000     12.6250000000      2.7500000000            55                6               115        6 Mo Libor
    475      3.2500000000       5.0000000000        1.0000000000     11.7500000000      3.2500000000            55                6               115        6 Mo Libor
    476      2.7500000000       6.0000000000        2.0000000000     12.7500000000      2.7500000000            55                6               115        6 Mo Libor
    477      2.7500000000       5.0000000000        1.0000000000     11.6250000000      2.7500000000            56                6               116        6 Mo Libor
    478      2.7500000000       5.0000000000        1.0000000000     11.6250000000      2.7500000000            56                6               116        6 Mo Libor
    479      2.7500000000       5.0000000000        1.0000000000     11.6250000000      2.7500000000            56                6               116        6 Mo Libor
    480      2.7500000000       5.0000000000        1.0000000000     11.6250000000      2.7500000000            56                6               116        6 Mo Libor
    481      2.7500000000       5.0000000000        1.0000000000     11.6250000000      2.7500000000            56                6               116        6 Mo Libor
    482      2.7500000000       5.0000000000        1.0000000000     11.6250000000      2.7500000000            56                6               116        6 Mo Libor
    483      2.7500000000       5.0000000000        1.0000000000     11.6250000000      2.7500000000            56                6               116        6 Mo Libor
    484      2.7500000000       5.0000000000        1.0000000000     11.6250000000      2.7500000000            56                6               116        6 Mo Libor
    485      2.7500000000       5.0000000000        1.0000000000     11.6250000000      2.7500000000            56                6               116        6 Mo Libor
    486      2.2500000000       6.0000000000        2.0000000000     12.7500000000      2.2500000000            56                6               116        6 Mo Libor
    487      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            56                6               116        6 Mo Libor
    488      3.2500000000       5.0000000000        1.0000000000     11.7500000000      3.2500000000            56                6               116        6 Mo Libor
    489      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            56                6               116        6 Mo Libor
    490      2.7500000000       5.0000000000        1.0000000000     11.6723828147      2.7500000000            57                6               117        6 Mo Libor
    491      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            60                6               120        6 Mo Libor
    492      3.2500000000       5.0000000000        1.0000000000     11.7500000000      3.2500000000            53                6               N/A        6 Mo Libor
    493      3.2500000000       5.0000000000        1.0000000000     11.7500000000      3.2500000000            56                6               N/A        6 Mo Libor
    494      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            56                6               N/A        6 Mo Libor
    495      3.2500000000       5.0000000000        1.0000000000     11.7500000000      3.2500000000            56                6               N/A        6 Mo Libor
    496      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            60                6               N/A        6 Mo Libor
    497      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            58                6               N/A        6 Mo Libor
    498      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            59                12              119        1 Yr Libor
    499      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            59                12              119        1 Yr Libor
    500      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            59                12              119        1 Yr Libor
    501      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    502      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    503      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    504      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    505      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    506      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            59                12              119        1 Yr Libor
    507      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            59                12              119        1 Yr Libor
    508      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    509      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    510      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    511      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            59                12              119        1 Yr Libor
    512      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            59                12              119        1 Yr Libor
    513      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            51                12              111        1 Yr Libor
    514      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            57                12              117        1 Yr Libor
    515      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            59                12              119        1 Yr Libor
    516      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            59                12              119        1 Yr Libor
    517      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            59                12              119        1 Yr Libor
    518      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    519      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    520      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    521      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              120        1 Yr Libor
    522      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            58                12               58        1 Yr Libor
    523      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            59                12               59        1 Yr Libor
    524      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            59                12               59        1 Yr Libor
    525      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            59                12              N/A        1 Yr Libor
    526      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            60                12              N/A        1 Yr Libor
    527      2.2500000000       6.0000000000        2.0000000000     12.6250000000      2.2500000000            53                6               113        6 Mo Libor
    528      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            60                6               120        6 Mo Libor
    529      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            56                6               116        6 Mo Libor
    530      2.7500000000       5.0000000000        1.0000000000     12.6250000000      2.7500000000            56                6               116        6 Mo Libor
    531      2.7500000000       5.0000000000        1.0000000000     12.6250000000      2.7500000000            56                6               116        6 Mo Libor
    532      2.7500000000       5.0000000000        1.0000000000     12.6250000000      2.7500000000            56                6               N/A        6 Mo Libor
    533      2.7500000000       5.0000000000        1.0000000000     12.6250000000      2.7500000000            56                6               N/A        6 Mo Libor
    534      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            55                6               115        6 Mo Libor
    535      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            56                6               116        6 Mo Libor
    536      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              N/A        1 Yr Libor
    537      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            52                12              112        1 Yr Libor
    538      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            53                12              113        1 Yr Libor
    539      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            54                12              114        1 Yr Libor
    540      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            54                12              114        1 Yr Libor
    541      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            54                12              114        1 Yr Libor
    542      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            54                12              114        1 Yr Libor
    543      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            54                12              114        1 Yr Libor
    544      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            54                12              114        1 Yr Libor
    545      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            55                12              115        1 Yr Libor
    546      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            55                12              115        1 Yr Libor
    547      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            55                12              115        1 Yr Libor
    548      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            55                12              115        1 Yr Libor
    549      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            58                12              118        1 Yr Libor
    550      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            58                12              118        1 Yr Libor
    551      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            59                12              119        1 Yr Libor
    552      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            59                12              119        1 Yr Libor
    553      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    554      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            50                12               50        1 Yr Libor
    555      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            53                12               53        1 Yr Libor
    556      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            56                12               56        1 Yr Libor
    557      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            56                12               56        1 Yr Libor
    558      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            56                12               56        1 Yr Libor
    559      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            56                12               56        1 Yr Libor
    560      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            56                12               56        1 Yr Libor
    561      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            57                12               57        1 Yr Libor
    562      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            58                12               58        1 Yr Libor
    563      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            58                12               58        1 Yr Libor
    564      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            58                12               58        1 Yr Libor
    565      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12               59        1 Yr Libor
    566      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12               60        1 Yr Libor
    567      2.7500000000       5.0000000000        2.0000000000     11.8750000000      2.7500000000            60                12               60        1 Yr Libor
    568      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            53                12              N/A        1 Yr Libor
    569      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            56                12              N/A        1 Yr Libor
    570      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            56                12              N/A        1 Yr Libor
    571      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            58                12              N/A        1 Yr Libor
    572      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              N/A        1 Yr Libor
    573      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               119        6 Mo Libor
    574      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               119        6 Mo Libor
    575      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               119        6 Mo Libor
    576      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            53                6               N/A        6 Mo Libor
    577      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               N/A        6 Mo Libor
    578      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               120        6 Mo Libor
    579      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            58                6               N/A        6 Mo Libor
    580      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            58                6               118        6 Mo Libor
    581      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            58                6               118        6 Mo Libor
    582      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               119        6 Mo Libor
    583      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               119        6 Mo Libor
    584      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               119        6 Mo Libor
    585      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               120        6 Mo Libor
    586      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               120        6 Mo Libor
    587      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               120        6 Mo Libor
    588      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               120        6 Mo Libor
    589      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               120        6 Mo Libor
    590      3.5000000000       5.0000000000        1.0000000000     11.8750000000      3.5000000000            55                6               N/A        6 Mo Libor
    591      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            56                6               N/A        6 Mo Libor
    592      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               N/A        6 Mo Libor
    593      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               N/A        6 Mo Libor
    594      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               N/A        6 Mo Libor
    595      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            59                6               N/A        6 Mo Libor
    596      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            58                6               118        6 Mo Libor
    597      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               120        6 Mo Libor
    598      3.2500000000       5.0000000000        1.0000000000     11.8750000000      3.2500000000            57                6                57        6 Mo Libor
    599      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            54                6               114        6 Mo Libor
    600      2.7500000000       6.0000000000        2.0000000000     12.8750000000      2.7500000000            54                6               114        6 Mo Libor
    601      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            56                6               116        6 Mo Libor
    602      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            56                6               116        6 Mo Libor
    603      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            58                6               118        6 Mo Libor
    604      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            58                6               118        6 Mo Libor
    605      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            59                6               119        6 Mo Libor
    606      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            59                6               119        6 Mo Libor
    607      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               120        6 Mo Libor
    608      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            56                6                56        6 Mo Libor
    609      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               119        6 Mo Libor
    610      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               120        6 Mo Libor
    611      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               120        6 Mo Libor
    612      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            59                6               N/A        6 Mo Libor
    613      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            60                6               120        6 Mo Libor
    614      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            53                6               113        6 Mo Libor
    615      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            54                6               114        6 Mo Libor
    616      3.2500000000       5.0000000000        1.0000000000     11.8750000000      3.2500000000            54                6               114        6 Mo Libor
    617      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            54                6               114        6 Mo Libor
    618      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            55                6               115        6 Mo Libor
    619      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            55                6               115        6 Mo Libor
    620      2.7500000000       6.0000000000        2.0000000000     12.8750000000      2.7500000000            55                6               115        6 Mo Libor
    621      2.7500000000       6.0000000000        2.0000000000     12.8750000000      2.7500000000            55                6               115        6 Mo Libor
    622      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            55                6               115        6 Mo Libor
    623      2.7500000000       5.0000000000        1.0000000000     11.7500000000      2.7500000000            56                6               116        6 Mo Libor
    624      2.7500000000       5.0000000000        1.0000000000     11.7500000000      2.7500000000            56                6               116        6 Mo Libor
    625      2.7500000000       5.0000000000        1.0000000000     11.7500000000      2.7500000000            56                6               116        6 Mo Libor
    626      2.7500000000       5.0000000000        1.0000000000     11.7500000000      2.7500000000            56                6               116        6 Mo Libor
    627      2.7500000000       6.0000000000        2.0000000000     12.8750000000      2.7500000000            56                6               116        6 Mo Libor
    628      2.7500000000       5.0000000000        1.0000000000     11.7500000000      2.7500000000            57                6               117        6 Mo Libor
    629      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            57                6               117        6 Mo Libor
    630      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            57                6               117        6 Mo Libor
    631      3.2500000000       5.0000000000        1.0000000000     11.8750000000      3.2500000000            59                6               119        6 Mo Libor
    632      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               119        6 Mo Libor
    633      3.2500000000       5.0000000000        1.0000000000     11.8750000000      3.2500000000            59                6               119        6 Mo Libor
    634      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               120        6 Mo Libor
    635      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               120        6 Mo Libor
    636      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            60                6               120        6 Mo Libor
    637      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            60                6               120        6 Mo Libor
    638      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            55                6                55        6 Mo Libor
    639      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            56                6                56        6 Mo Libor
    640      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            48                6               N/A        6 Mo Libor
    641      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            55                6               N/A        6 Mo Libor
    642      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            59                6               N/A        6 Mo Libor
    643      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            58                12              118        1 Yr Libor
    644      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12              119        1 Yr Libor
    645      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12              119        1 Yr Libor
    646      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12              119        1 Yr Libor
    647      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              120        1 Yr Libor
    648      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              120        1 Yr Libor
    649      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              120        1 Yr Libor
    650      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              120        1 Yr Libor
    651      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              120        1 Yr Libor
    652      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              120        1 Yr Libor
    653      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              120        1 Yr Libor
    654      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              120        1 Yr Libor
    655      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12              119        1 Yr Libor
    656      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              120        1 Yr Libor
    657      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              120        1 Yr Libor
    658      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            56                12              116        1 Yr Libor
    659      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12              119        1 Yr Libor
    660      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12              119        1 Yr Libor
    661      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12              119        1 Yr Libor
    662      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12              119        1 Yr Libor
    663      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12              119        1 Yr Libor
    664      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              120        1 Yr Libor
    665      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            60                12              120        1 Yr Libor
    666      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12               59        1 Yr Libor
    667      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12               59        1 Yr Libor
    668      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12               59        1 Yr Libor
    669      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12               59        1 Yr Libor
    670      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            59                12              N/A        1 Yr Libor
    671      2.7500000000       6.0000000000        2.0000000000     13.5250000000      2.7500000000            53                6               113        6 Mo Libor
    672      2.2500000000       6.0000000000        2.0000000000     12.7500000000      2.2500000000            51                6               111        6 Mo Libor
    673      4.2000000000       6.0000000000        2.0000000000     14.7000000000      4.2000000000            55                6               N/A        6 Mo Libor
    674      2.7500000000       6.0000000000        2.0000000000     13.7500000000      2.7500000000            52                6               112        6 Mo Libor
    675      2.7500000000       5.0000000000        1.0000000000     12.7500000000      2.7500000000            56                6               116        6 Mo Libor
    676      2.7500000000       5.0000000000        1.0000000000     12.7500000000      2.7500000000            56                6               116        6 Mo Libor
    677      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            56                6               116        6 Mo Libor
    678      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            53                6               113        6 Mo Libor
    679      3.5000000000       6.0000000000        2.0000000000     13.7500000000      3.5000000000            54                6               114        6 Mo Libor
    680      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            56                6               116        6 Mo Libor
    681      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            55                6               115        6 Mo Libor
    682      2.2500000000       5.0000000000        1.0000000000     11.9990000000      2.2500000000            55                6               115        6 Mo Libor
    683      2.2500000000       5.0000000000        1.0000000000     11.9990000000      2.2500000000            57                6               N/A        6 Mo Libor
    684      2.7500000000       5.0000000000        2.0000000000     11.8750000000      2.7500000000            54                12               54        1 Yr Treas
    685      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12              N/A        1 Yr Libor
    686      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            56                12               56        1 Yr Libor
    687      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            55                12              115        1 Yr Libor
    688      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            55                12              115        1 Yr Libor
    689      2.5000000000       5.0000000000        2.0000000000     12.0000000000      2.5000000000            59                12              119        1 Yr Libor
    690      2.5000000000       5.0000000000        2.0000000000     12.0000000000      2.5000000000            52                12               52        1 Yr Libor
    691      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            55                12               55        1 Yr Libor
    692      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            55                12               55        1 Yr Libor
    693      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            55                12               55        1 Yr Libor
    694      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            55                12               55        1 Yr Libor
    695      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            56                12               56        1 Yr Libor
    696      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            57                12               57        1 Yr Libor
    697      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            58                12               58        1 Yr Libor
    698      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            58                12               58        1 Yr Libor
    699      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12               60        1 Yr Libor
    700      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12               60        1 Yr Libor
    701      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12               60        1 Yr Libor
    702      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12               60        1 Yr Libor
    703      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            54                12              N/A        1 Yr Libor
    704      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            55                12              N/A        1 Yr Libor
    705      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            56                12              N/A        1 Yr Libor
    706      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            56                12              N/A        1 Yr Libor
    707      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            56                12              N/A        1 Yr Libor
    708      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            56                12              N/A        1 Yr Libor
    709      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            56                12              N/A        1 Yr Libor
    710      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            57                12              N/A        1 Yr Libor
    711      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            57                12              N/A        1 Yr Libor
    712      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              N/A        1 Yr Libor
    713      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              N/A        1 Yr Libor
    714      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              N/A        1 Yr Libor
    715      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            57                6               117        6 Mo Libor
    716      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            58                6               118        6 Mo Libor
    717      2.5000000000       5.0000000000        1.0000000000     12.0000000000      2.5000000000            60                6               120        6 Mo Libor
    718      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            58                6               118        6 Mo Libor
    719      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            58                6               118        6 Mo Libor
    720      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            59                6               119        6 Mo Libor
    721      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            59                6               119        6 Mo Libor
    722      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            60                6               120        6 Mo Libor
    723      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            60                6               120        6 Mo Libor
    724      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            60                6               120        6 Mo Libor
    725      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            60                6               120        6 Mo Libor
    726      2.8750000000       6.0000000000        2.0000000000     13.0000000000      2.8750000000            57                6               N/A        6 Mo Libor
    727      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            60                6               N/A        6 Mo Libor
    728      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            56                6               116        6 Mo Libor
    729      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            59                6               119        6 Mo Libor
    730      2.7500000000       6.0000000000        2.0000000000     13.0000000000      2.7500000000            58                6               118        6 Mo Libor
    731      3.2500000000       5.0000000000        1.0000000000     12.0000000000      3.2500000000            60                6               120        6 Mo Libor
    732      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            60                6               120        6 Mo Libor
    733      2.8750000000       6.0000000000        2.0000000000     13.0000000000      2.8750000000            56                6               N/A        6 Mo Libor
    734      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            60                6               120        6 Mo Libor
    735      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            60                6               120        6 Mo Libor
    736      2.7500000000       6.0000000000        2.0000000000     13.0000000000      2.7500000000            52                6               112        6 Mo Libor
    737      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            55                6               115        6 Mo Libor
    738      2.2500000000       6.0000000000        2.0000000000     13.0000000000      2.2500000000            55                6               115        6 Mo Libor
    739      3.2500000000       5.0000000000        1.0000000000     12.0000000000      3.2500000000            55                6               115        6 Mo Libor
    740      2.7500000000       6.0000000000        2.0000000000     13.0000000000      2.7500000000            55                6               115        6 Mo Libor
    741      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               116        6 Mo Libor
    742      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               116        6 Mo Libor
    743      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               116        6 Mo Libor
    744      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               116        6 Mo Libor
    745      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               116        6 Mo Libor
    746      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               116        6 Mo Libor
    747      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               116        6 Mo Libor
    748      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               116        6 Mo Libor
    749      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               116        6 Mo Libor
    750      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            56                6               116        6 Mo Libor
    751      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            57                6               117        6 Mo Libor
    752      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            57                6               117        6 Mo Libor
    753      2.7500000000       5.0000000000        1.0000000000     12.0000000000      2.7500000000            57                6               117        6 Mo Libor
    754      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            57                6               117        6 Mo Libor
    755      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            58                6               118        6 Mo Libor
    756      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            59                6               119        6 Mo Libor
    757      3.2500000000       5.0000000000        1.0000000000     12.0000000000      3.2500000000            59                6               119        6 Mo Libor
    758      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            59                6               119        6 Mo Libor
    759      2.2500000000       6.0000000000        2.0000000000     13.0000000000      2.2500000000            60                6               120        6 Mo Libor
    760      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            60                6               120        6 Mo Libor
    761      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            56                6               N/A        6 Mo Libor
    762      3.2500000000       5.0000000000        1.0000000000     12.0000000000      3.2500000000            56                6               N/A        6 Mo Libor
    763      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            57                6               N/A        6 Mo Libor
    764      2.2500000000       6.0000000000        2.0000000000     13.0000000000      2.2500000000            58                6               N/A        6 Mo Libor
    765      2.7500000000       6.0000000000        2.0000000000     13.0000000000      2.7500000000            59                6               N/A        6 Mo Libor
    766      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            59                6               119        6 Mo Libor
    767      4.7500000000       6.0000000000        2.0000000000     13.7500000000      4.7500000000            55                6               N/A        6 Mo Libor
    768      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            58                6               N/A        6 Mo Libor
    769      2.7500000000       6.0000000000        2.0000000000     14.5500000000      2.7500000000            54                6               114        6 Mo Libor
    770      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            54                6               N/A        6 Mo Libor
    771      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            58                6               118        6 Mo Libor
    772      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            56                12              116        1 Yr Libor
    773      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            58                12              118        1 Yr Libor
    774      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            58                12              118        1 Yr Libor
    775      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              119        1 Yr Libor
    776      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              119        1 Yr Libor
    777      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    778      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    779      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    780      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    781      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    782      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    783      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    784      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    785      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    786      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    787      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              119        1 Yr Libor
    788      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              119        1 Yr Libor
    789      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              119        1 Yr Libor
    790      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              119        1 Yr Libor
    791      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    792      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    793      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    794      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    795      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    796      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    797      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    798      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            56                12              116        1 Yr Libor
    799      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            58                12              118        1 Yr Libor
    800      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              119        1 Yr Libor
    801      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              119        1 Yr Libor
    802      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            54                12              114        1 Yr Libor
    803      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            56                12              116        1 Yr Libor
    804      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              119        1 Yr Libor
    805      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              119        1 Yr Libor
    806      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12              119        1 Yr Libor
    807      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    808      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    809      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    810      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            60                12              120        1 Yr Libor
    811      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            59                12               59        1 Yr Libor
    812      2.7500000000       6.0000000000        2.0000000000     12.8750000000      2.7500000000            54                6               114        6 Mo Libor
    813      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            57                6               117        6 Mo Libor
    814      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            59                6               119        6 Mo Libor
    815      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            56                6               116        6 Mo Libor
    816      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            56                6               116        6 Mo Libor
    817      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            59                6               119        6 Mo Libor
    818      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            59                6               119        6 Mo Libor
    819      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            60                6               120        6 Mo Libor
    820      2.7500000000       5.0000000000        1.0000000000     12.8750000000      2.7500000000            56                6               N/A        6 Mo Libor
    821      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            55                6               N/A        6 Mo Libor
    822      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            59                6               N/A        6 Mo Libor
    823      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            59                12              N/A        1 Yr Libor
    824      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            60                12              N/A        1 Yr Libor
    825      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            54                12              114        1 Yr Libor
    826      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            55                12              115        1 Yr Libor
    827      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            55                12              115        1 Yr Libor
    828      2.5000000000       5.0000000000        2.0000000000     12.1250000000      2.5000000000            55                12              115        1 Yr Libor
    829      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            55                12              115        1 Yr Libor
    830      2.5000000000       5.0000000000        2.0000000000     12.1250000000      2.5000000000            59                12              119        1 Yr Libor
    831      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            55                12               55        1 Yr Libor
    832      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12               59        1 Yr Libor
    833      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            60                12               60        1 Yr Libor
    834      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            60                12               60        1 Yr Libor
    835      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            53                12              N/A        1 Yr Libor
    836      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            55                12              N/A        1 Yr Libor
    837      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            58                12              N/A        1 Yr Libor
    838      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            58                12              N/A        1 Yr Libor
    839      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            59                12              N/A        1 Yr Libor
    840      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            58                6               N/A        6 Mo Libor
    841      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            60                6               120        6 Mo Libor
    842      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            58                6               118        6 Mo Libor
    843      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            59                6               119        6 Mo Libor
    844      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            60                6               120        6 Mo Libor
    845      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            60                6               N/A        6 Mo Libor
    846      2.2500000000       6.0000000000        2.0000000000     13.1250000000      2.2500000000            53                6               113        6 Mo Libor
    847      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            56                6                56        6 Mo Libor
    848      2.2500000000       6.0000000000        2.0000000000     13.1250000000      2.2500000000            55                6               115        6 Mo Libor
    849      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            57                6               N/A        6 Mo Libor
    850      2.7500000000       6.0000000000        2.0000000000     13.1250000000      2.7500000000            57                6               N/A        6 Mo Libor
    851      3.2500000000       5.0000000000        1.0000000000     12.1250000000      3.2500000000            55                6               115        6 Mo Libor
    852      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            56                6               116        6 Mo Libor
    853      2.8750000000       6.0000000000        2.0000000000     13.1250000000      2.8750000000            56                6               116        6 Mo Libor
    854      2.2500000000       6.0000000000        2.0000000000     13.1250000000      2.2500000000            59                6               119        6 Mo Libor
    855      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            60                6               120        6 Mo Libor
    856      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            60                6               N/A        6 Mo Libor
    857      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            60                6               120        6 Mo Libor
    858      3.3000000000       6.0000000000        2.0000000000     13.4250000000      3.3000000000            53                6               113        6 Mo Libor
    859      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            54                6               114        6 Mo Libor
    860      2.7500000000       6.0000000000        2.0000000000     13.1250000000      2.7500000000            55                6               115        6 Mo Libor
    861      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            55                6               115        6 Mo Libor
    862      2.7500000000       5.0000000000        1.0000000000     12.0000000000      2.7500000000            56                6               116        6 Mo Libor
    863      2.7500000000       5.0000000000        1.0000000000     12.0000000000      2.7500000000            56                6               116        6 Mo Libor
    864      2.7500000000       5.0000000000        1.0000000000     12.0000000000      2.7500000000            56                6               116        6 Mo Libor
    865      2.7500000000       5.0000000000        1.0000000000     12.0000000000      2.7500000000            57                6               117        6 Mo Libor
    866      2.7500000000       5.0000000000        1.0000000000     12.0000000000      2.7500000000            57                6               117        6 Mo Libor
    867      2.7500000000       5.0000000000        1.0000000000     12.0000000000      2.7500000000            57                6               117        6 Mo Libor
    868      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            57                6               117        6 Mo Libor
    869      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            58                6               118        6 Mo Libor
    870      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            59                6               119        6 Mo Libor
    871      3.2500000000       5.0000000000        1.0000000000     12.1250000000      3.2500000000            60                6               120        6 Mo Libor
    872      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            56                6               N/A        6 Mo Libor
    873      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            58                6               N/A        6 Mo Libor
    874      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            59                6               N/A        6 Mo Libor
    875      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            60                6               N/A        6 Mo Libor
    876      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            59                6               119        6 Mo Libor
    877      2.7500000000       6.0000000000        2.0000000000     13.7750000000      2.7500000000            53                6               113        6 Mo Libor
    878      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            56                6               116        6 Mo Libor
    879      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            58                6                58        6 Mo Libor
    880      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            58                6               118        6 Mo Libor
    881      2.2500000000       6.0000000000        2.0000000000     14.1250000000      2.2500000000            54                6               114        6 Mo Libor
    882      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12              119        1 Yr Libor
    883      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12              119        1 Yr Libor
    884      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12              119        1 Yr Libor
    885      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            60                12              120        1 Yr Libor
    886      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            60                12              120        1 Yr Libor
    887      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            60                12              120        1 Yr Libor
    888      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12              119        1 Yr Libor
    889      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12              119        1 Yr Libor
    890      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12              119        1 Yr Libor
    891      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            60                12              120        1 Yr Libor
    892      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            60                12              120        1 Yr Libor
    893      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12               59        1 Yr Libor
    894      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12              119        1 Yr Libor
    895      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            60                12              120        1 Yr Libor
    896      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            58                12              118        1 Yr Libor
    897      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12              119        1 Yr Libor
    898      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12              119        1 Yr Libor
    899      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12              119        1 Yr Libor
    900      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12              119        1 Yr Libor
    901      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            60                12              120        1 Yr Libor
    902      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            60                12              120        1 Yr Libor
    903      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            60                12              120        1 Yr Libor
    904      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            59                12               59        1 Yr Libor
    905      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            60                6               120        6 Mo Libor
    906      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            55                6               115        6 Mo Libor
    907      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            59                6               119        6 Mo Libor
    908      2.7500000000       5.0000000000        1.0000000000     13.0000000000      2.7500000000            56                6               116        6 Mo Libor
    909      2.7500000000       5.0000000000        1.0000000000     13.0000000000      2.7500000000            56                6               N/A        6 Mo Libor
    910      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            55                6               115        6 Mo Libor
    911      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            55                6               115        6 Mo Libor
    912      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            54                12              114        1 Yr Libor
    913      2.5000000000       5.0000000000        2.0000000000     12.2500000000      2.5000000000            55                12              115        1 Yr Libor
    914      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            55                12              115        1 Yr Libor
    915      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            55                12              115        1 Yr Libor
    916      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            56                12              116        1 Yr Libor
    917      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            56                12              116        1 Yr Libor
    918      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            56                12              116        1 Yr Libor
    919      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            57                12              117        1 Yr Libor
    920      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            60                12              120        1 Yr Libor
    921      2.5000000000       5.0000000000        2.0000000000     12.2500000000      2.5000000000            55                12               55        1 Yr Libor
    922      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            56                12               56        1 Yr Libor
    923      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            56                12               56        1 Yr Libor
    924      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            50                12              N/A        1 Yr Libor
    925      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            52                12              N/A        1 Yr Libor
    926      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            55                12              N/A        1 Yr Libor
    927      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            58                12              N/A        1 Yr Libor
    928      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            58                12              N/A        1 Yr Libor
    929      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            60                12              N/A        1 Yr Libor
    930      2.8750000000       6.0000000000        2.0000000000     13.2500000000      2.8750000000            56                6               116        6 Mo Libor
    931      2.8750000000       6.0000000000        2.0000000000     13.2500000000      2.8750000000            56                6               116        6 Mo Libor
    932      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            58                6               118        6 Mo Libor
    933      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            59                6               119        6 Mo Libor
    934      2.8750000000       6.0000000000        2.0000000000     13.2500000000      2.8750000000            56                6               N/A        6 Mo Libor
    935      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            57                6               117        6 Mo Libor
    936      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            60                6               120        6 Mo Libor
    937      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            58                6               118        6 Mo Libor
    938      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            59                6               119        6 Mo Libor
    939      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            60                6               120        6 Mo Libor
    940      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            60                6               120        6 Mo Libor
    941      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            60                6               120        6 Mo Libor
    942      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            53                6                53        6 Mo Libor
    943      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            54                6               N/A        6 Mo Libor
    944      2.2500000000       6.0000000000        2.0000000000     13.2500000000      2.2500000000            55                6               115        6 Mo Libor
    945      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            58                6               118        6 Mo Libor
    946      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            58                6               118        6 Mo Libor
    947      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            60                6                60        6 Mo Libor
    948      2.7500000000       6.0000000000        2.0000000000     13.2500000000      2.7500000000            59                6               N/A        6 Mo Libor
    949      2.2500000000       6.0000000000        2.0000000000     13.2500000000      2.2500000000            53                6               113        6 Mo Libor
    950      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            54                6                54        6 Mo Libor
    951      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            57                6               N/A        6 Mo Libor
    952      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            57                6               117        6 Mo Libor
    953      2.2500000000       6.0000000000        2.0000000000     13.2500000000      2.2500000000            50                6               110        6 Mo Libor
    954      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            54                6               114        6 Mo Libor
    955      2.7500000000       6.0000000000        2.0000000000     13.2500000000      2.7500000000            55                6               115        6 Mo Libor
    956      2.7500000000       6.0000000000        2.0000000000     13.2500000000      2.7500000000            55                6               115        6 Mo Libor
    957      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            55                6               115        6 Mo Libor
    958      2.7500000000       5.0000000000        1.0000000000     12.1250000000      2.7500000000            56                6               116        6 Mo Libor
    959      2.7500000000       5.0000000000        1.0000000000     12.1250000000      2.7500000000            56                6               116        6 Mo Libor
    960      2.7500000000       5.0000000000        1.0000000000     12.1250000000      2.7500000000            56                6               116        6 Mo Libor
    961      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            56                6               116        6 Mo Libor
    962      2.5000000000       5.0000000000        1.0000000000     12.2500000000      2.5000000000            56                6               116        6 Mo Libor
    963      2.7500000000       5.0000000000        1.0000000000     12.1250000000      2.7500000000            57                6               117        6 Mo Libor
    964      2.7500000000       6.0000000000        2.0000000000     13.2500000000      2.7500000000            58                6               118        6 Mo Libor
    965      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            60                6               120        6 Mo Libor
    966      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            60                6                60        6 Mo Libor
    967      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            54                6               N/A        6 Mo Libor
    968      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            55                6               N/A        6 Mo Libor
    969      2.7500000000       5.0000000000        1.0000000000     12.2500000000      2.7500000000            57                6               N/A        6 Mo Libor
    970      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            58                6               N/A        6 Mo Libor
    971      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            60                6               N/A        6 Mo Libor
    972      2.2500000000       6.0000000000        2.0000000000     13.2500000000      2.2500000000            60                6               N/A        6 Mo Libor
    973      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            56                6               116        6 Mo Libor
    974      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            54                6               114        6 Mo Libor
    975      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            53                6               113        6 Mo Libor
    976      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            58                12              118        1 Yr Libor
    977      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            59                12              119        1 Yr Libor
    978      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            60                12              120        1 Yr Libor
    979      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            60                12              120        1 Yr Libor
    980      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            60                12              120        1 Yr Libor
    981      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            60                12              N/A        1 Yr Libor
    982      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            60                12              120        1 Yr Libor
    983      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            54                12              N/A        1 Yr Libor
    984      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            60                12              N/A        1 Yr Libor
    985      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            59                12              119        1 Yr Libor
    986      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            59                12              119        1 Yr Libor
    987      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            59                12               59        1 Yr Libor
    988      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            59                12               59        1 Yr Libor
    989      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            60                12              N/A        1 Yr Libor
    990      2.2500000000       6.0000000000        2.0000000000     13.1250000000      2.2500000000            56                6               116        6 Mo Libor
    991      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            57                6               117        6 Mo Libor
    992      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            57                6               N/A        6 Mo Libor
    993      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            60                12              N/A        1 Yr Libor
    994      5.0000000000       5.0000000000        1.0000000000     12.3750000000      5.0000000000            55                12              115        1 Yr Libor
    995      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            58                12              N/A        1 Yr Libor
    996      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            54                12              114        1 Yr Libor
    997      2.5000000000       5.0000000000        2.0000000000     12.3750000000      2.5000000000            54                12              114        1 Yr Libor
    998      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            55                12              115        1 Yr Libor
    999      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            54                12               54        1 Yr Libor
   1000      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            59                12               59        1 Yr Libor
   1001      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            60                12               60        1 Yr Libor
   1002      2.5000000000       5.0000000000        2.0000000000     12.3750000000      2.5000000000            54                12              N/A        1 Yr Libor
   1003      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            55                12              N/A        1 Yr Libor
   1004      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            59                12              N/A        1 Yr Libor
   1005      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            55                6                55        6 Mo Libor
   1006      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            58                6               118        6 Mo Libor
   1007      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            59                6               119        6 Mo Libor
   1008      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            59                6               119        6 Mo Libor
   1009      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1010      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            58                6               N/A        6 Mo Libor
   1011      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            58                6               N/A        6 Mo Libor
   1012      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            59                6               N/A        6 Mo Libor
   1013      2.8750000000       6.0000000000        2.0000000000     13.3750000000      2.8750000000            55                6               115        6 Mo Libor
   1014      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            57                6               N/A        6 Mo Libor
   1015      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            58                6               118        6 Mo Libor
   1016      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1017      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1018      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1019      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            60                6               N/A        6 Mo Libor
   1020      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1021      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            56                6                80        6 Mo Libor
   1022      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            57                6               117        6 Mo Libor
   1023      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1024      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            56                6                56        6 Mo Libor
   1025      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            57                6                57        6 Mo Libor
   1026      2.7500000000       6.0000000000        2.0000000000     13.3750000000      2.7500000000            60                6               N/A        6 Mo Libor
   1027      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            55                6               115        6 Mo Libor
   1028      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            56                6               116        6 Mo Libor
   1029      2.8750000000       6.0000000000        2.0000000000     13.3750000000      2.8750000000            57                6               117        6 Mo Libor
   1030      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1031      3.1250000000       5.0000000000        1.0000000000     12.3750000000      3.1250000000            55                6               115        6 Mo Libor
   1032      2.7500000000       5.0000000000        1.0000000000     12.2500000000      2.7500000000            56                6               116        6 Mo Libor
   1033      2.7500000000       5.0000000000        1.0000000000     12.2500000000      2.7500000000            56                6               116        6 Mo Libor
   1034      2.7500000000       5.0000000000        1.0000000000     12.2500000000      2.7500000000            56                6               116        6 Mo Libor
   1035      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            56                6               116        6 Mo Libor
   1036      2.7500000000       5.0000000000        1.0000000000     12.2500000000      2.7500000000            57                6               117        6 Mo Libor
   1037      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            59                6               119        6 Mo Libor
   1038      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            59                6               119        6 Mo Libor
   1039      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1040      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1041      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            56                6               N/A        6 Mo Libor
   1042      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            57                6               N/A        6 Mo Libor
   1043      2.2500000000       6.0000000000        2.0000000000     13.3750000000      2.2500000000            59                6               N/A        6 Mo Libor
   1044      2.2500000000       2.0000000000        1.0000000000     14.5000000000      2.2500000000            56                6               N/A        6 Mo Libor
   1045      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            56                6               116        6 Mo Libor
   1046      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            59                12              119        1 Yr Libor
   1047      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            59                12              119        1 Yr Libor
   1048      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            60                12              120        1 Yr Libor
   1049      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            59                12               59        1 Yr Libor
   1050      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            57                12              117        1 Yr Libor
   1051      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            59                12              119        1 Yr Libor
   1052      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            59                12              119        1 Yr Libor
   1053      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            60                12              120        1 Yr Libor
   1054      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            60                12              120        1 Yr Libor
   1055      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            58                12              118        1 Yr Libor
   1056      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            59                12              119        1 Yr Libor
   1057      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            60                12              120        1 Yr Libor
   1058      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            60                12              120        1 Yr Libor
   1059      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            58                12              118        1 Yr Libor
   1060      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            59                12              119        1 Yr Libor
   1061      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            60                12              120        1 Yr Libor
   1062      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            60                12              120        1 Yr Libor
   1063      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            59                12               59        1 Yr Libor
   1064      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            56                12              N/A        1 Yr Libor
   1065      2.2500000000       6.0000000000        2.0000000000     13.2500000000      2.2500000000            59                6               119        6 Mo Libor
   1066      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1067      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            56                6               116        6 Mo Libor
   1068      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               N/A        6 Mo Libor
   1069      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            54                6               N/A        6 Mo Libor
   1070      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            58                6               N/A        6 Mo Libor
   1071      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            59                12              N/A        1 Yr Libor
   1072      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            60                12              N/A        1 Yr Libor
   1073      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            57                12              117        1 Yr Libor
   1074      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            52                12              112        1 Yr Libor
   1075      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            53                12              113        1 Yr Libor
   1076      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            54                12              114        1 Yr Libor
   1077      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            54                12              114        1 Yr Libor
   1078      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            57                12              117        1 Yr Libor
   1079      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            57                12              117        1 Yr Libor
   1080      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            57                12              117        1 Yr Libor
   1081      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            58                12              118        1 Yr Libor
   1082      2.5000000000       5.0000000000        2.0000000000     12.5000000000      2.5000000000            58                12              118        1 Yr Libor
   1083      2.7500000000       5.0000000000        1.0000000000     12.5000000000      2.7500000000            59                12              119        1 Yr Libor
   1084      2.5000000000       5.0000000000        2.0000000000     12.5000000000      2.5000000000            59                12              119        1 Yr Libor
   1085      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            58                12               58        1 Yr Libor
   1086      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            58                12               58        1 Yr Libor
   1087      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            60                12               60        1 Yr Libor
   1088      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            51                12              N/A        1 Yr Libor
   1089      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            54                12              N/A        1 Yr Libor
   1090      5.0000000000       5.0000000000        1.0000000000     12.5000000000      5.0000000000            54                12              N/A        1 Yr Libor
   1091      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            56                12              N/A        1 Yr Libor
   1092      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            57                12              N/A        1 Yr Libor
   1093      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            58                12              N/A        1 Yr Libor
   1094      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1095      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1096      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            53                6               N/A        6 Mo Libor
   1097      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            58                6               N/A        6 Mo Libor
   1098      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            59                6               N/A        6 Mo Libor
   1099      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            54                6               114        6 Mo Libor
   1100      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            56                6               116        6 Mo Libor
   1101      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1102      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1103      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1104      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1105      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            59                6               119        6 Mo Libor
   1106      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            60                6               120        6 Mo Libor
   1107      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            60                6               120        6 Mo Libor
   1108      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            60                6               120        6 Mo Libor
   1109      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            60                6               120        6 Mo Libor
   1110      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            59                6               N/A        6 Mo Libor
   1111      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            60                6               N/A        6 Mo Libor
   1112      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            60                6               N/A        6 Mo Libor
   1113      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            56                6               116        6 Mo Libor
   1114      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            57                6                57        6 Mo Libor
   1115      2.7500000000       6.0000000000        2.0000000000     13.5000000000      2.7500000000            57                6               N/A        6 Mo Libor
   1116      2.7500000000       6.0000000000        2.0000000000     13.5000000000      2.7500000000            60                6               N/A        6 Mo Libor
   1117      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            50                6               110        6 Mo Libor
   1118      2.2500000000       6.0000000000        2.0000000000     13.5000000000      2.2500000000            54                6               114        6 Mo Libor
   1119      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            54                6               114        6 Mo Libor
   1120      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            54                6               114        6 Mo Libor
   1121      2.2500000000       6.0000000000        2.0000000000     13.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1122      2.2500000000       6.0000000000        2.0000000000     13.5000000000      2.2500000000            60                6               120        6 Mo Libor
   1123      2.2500000000       6.0000000000        2.0000000000     13.5000000000      2.2500000000            60                6               120        6 Mo Libor
   1124      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            58                6               N/A        6 Mo Libor
   1125      2.2500000000       6.0000000000        2.0000000000     13.5000000000      2.2500000000            59                6               119        6 Mo Libor
   1126      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            51                6               111        6 Mo Libor
   1127      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            55                6               115        6 Mo Libor
   1128      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            55                6               115        6 Mo Libor
   1129      2.7500000000       6.0000000000        2.0000000000     13.5000000000      2.7500000000            55                6               115        6 Mo Libor
   1130      2.7500000000       6.0000000000        2.0000000000     13.5000000000      2.7500000000            55                6               115        6 Mo Libor
   1131      2.7500000000       5.0000000000        1.0000000000     12.3750000000      2.7500000000            56                6               116        6 Mo Libor
   1132      2.7500000000       5.0000000000        1.0000000000     12.3750000000      2.7500000000            56                6               116        6 Mo Libor
   1133      2.7500000000       5.0000000000        1.0000000000     12.3750000000      2.7500000000            56                6               116        6 Mo Libor
   1134      2.7500000000       5.0000000000        1.0000000000     12.3750000000      2.7500000000            56                6               116        6 Mo Libor
   1135      2.7500000000       5.0000000000        1.0000000000     12.3750000000      2.7500000000            56                6               116        6 Mo Libor
   1136      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            56                6               116        6 Mo Libor
   1137      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            56                6               116        6 Mo Libor
   1138      2.7500000000       5.0000000000        1.0000000000     12.3750000000      2.7500000000            57                6               117        6 Mo Libor
   1139      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            57                6               117        6 Mo Libor
   1140      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            57                6               117        6 Mo Libor
   1141      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1142      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1143      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            59                6               119        6 Mo Libor
   1144      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            60                6               120        6 Mo Libor
   1145      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            60                6               120        6 Mo Libor
   1146      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            60                6               120        6 Mo Libor
   1147      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            54                6               N/A        6 Mo Libor
   1148      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            55                6               N/A        6 Mo Libor
   1149      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            54                6                54        6 Mo Libor
   1150      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            56                6               116        6 Mo Libor
   1151      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            56                6               116        6 Mo Libor
   1152      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            60                12              120        1 Yr Libor
   1153      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            60                12              120        1 Yr Libor
   1154      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            60                12              120        1 Yr Libor
   1155      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            60                12              120        1 Yr Libor
   1156      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            59                12               59        1 Yr Libor
   1157      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            56                12              N/A        1 Yr Libor
   1158      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            60                12              120        1 Yr Libor
   1159      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            59                12              119        1 Yr Libor
   1160      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            55                12              115        1 Yr Libor
   1161      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            59                12              119        1 Yr Libor
   1162      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            59                12              119        1 Yr Libor
   1163      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            60                12              120        1 Yr Libor
   1164      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            60                12              120        1 Yr Libor
   1165      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            60                12              120        1 Yr Libor
   1166      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            60                6               120        6 Mo Libor
   1167      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            54                6               114        6 Mo Libor
   1168      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            59                6               119        6 Mo Libor
   1169      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            60                6               120        6 Mo Libor
   1170      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            56                6               116        6 Mo Libor
   1171      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            55                6               115        6 Mo Libor
   1172      2.7500000000       5.0000000000        1.0000000000     13.3750000000      2.7500000000            56                6               116        6 Mo Libor
   1173      2.7500000000       5.0000000000        1.0000000000     13.3750000000      2.7500000000            57                6               117        6 Mo Libor
   1174      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            53                6               N/A        6 Mo Libor
   1175      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            53                6               113        6 Mo Libor
   1176      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            56                12              N/A        1 Yr Libor
   1177      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            60                12              N/A        1 Yr Libor
   1178      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            54                12              114        1 Yr Libor
   1179      2.7500000000       5.0000000000        1.0000000000     12.5000000000      2.7500000000            56                12              116        1 Yr Libor
   1180      2.5000000000       5.0000000000        2.0000000000     12.6250000000      2.5000000000            58                12              118        1 Yr Libor
   1181      2.5000000000       5.0000000000        2.0000000000     12.6250000000      2.5000000000            58                12              118        1 Yr Libor
   1182      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            55                12               55        1 Yr Libor
   1183      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            56                12               56        1 Yr Libor
   1184      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            58                12               58        1 Yr Libor
   1185      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            58                12               58        1 Yr Libor
   1186      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            58                12               58        1 Yr Libor
   1187      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            60                12               60        1 Yr Libor
   1188      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            55                12              N/A        1 Yr Libor
   1189      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            57                12              N/A        1 Yr Libor
   1190      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            60                12              N/A        1 Yr Libor
   1191      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            58                6               118        6 Mo Libor
   1192      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            60                6               120        6 Mo Libor
   1193      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            58                6                58        6 Mo Libor
   1194      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            57                6               N/A        6 Mo Libor
   1195      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            58                6               N/A        6 Mo Libor
   1196      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            56                6               N/A        6 Mo Libor
   1197      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            59                6               119        6 Mo Libor
   1198      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            57                6               N/A        6 Mo Libor
   1199      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            49                6               109        6 Mo Libor
   1200      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            58                6               118        6 Mo Libor
   1201      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            58                6               118        6 Mo Libor
   1202      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            58                6               118        6 Mo Libor
   1203      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            58                6               118        6 Mo Libor
   1204      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            60                6               120        6 Mo Libor
   1205      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            60                6               120        6 Mo Libor
   1206      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            60                6               120        6 Mo Libor
   1207      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            58                6               N/A        6 Mo Libor
   1208      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            59                6               119        6 Mo Libor
   1209      2.2500000000       6.0000000000        2.0000000000     13.6250000000      2.2500000000            58                6               118        6 Mo Libor
   1210      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            47                6               107        6 Mo Libor
   1211      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            52                6               112        6 Mo Libor
   1212      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            54                6               114        6 Mo Libor
   1213      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            57                6               117        6 Mo Libor
   1214      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            58                6               118        6 Mo Libor
   1215      2.2500000000       6.0000000000        2.0000000000     13.6250000000      2.2500000000            60                6               120        6 Mo Libor
   1216      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            54                6                54        6 Mo Libor
   1217      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            54                6               N/A        6 Mo Libor
   1218      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            56                6               N/A        6 Mo Libor
   1219      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            57                6               N/A        6 Mo Libor
   1220      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            57                6               117        6 Mo Libor
   1221      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            52                6                52        6 Mo Libor
   1222      2.7500000000       6.0000000000        2.0000000000     13.6250000000      2.7500000000            51                6               111        6 Mo Libor
   1223      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            54                6               114        6 Mo Libor
   1224      2.7500000000       6.0000000000        2.0000000000     13.5000000000      2.7500000000            55                6               115        6 Mo Libor
   1225      2.7500000000       6.0000000000        2.0000000000     13.6250000000      2.7500000000            55                6               115        6 Mo Libor
   1226      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            55                6               115        6 Mo Libor
   1227      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            55                6               115        6 Mo Libor
   1228      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            55                6               115        6 Mo Libor
   1229      2.7500000000       5.0000000000        1.0000000000     12.6250000000      2.7500000000            56                6               116        6 Mo Libor
   1230      2.7500000000       5.0000000000        1.0000000000     12.5000000000      2.7500000000            56                6               116        6 Mo Libor
   1231      2.7500000000       5.0000000000        1.0000000000     12.5000000000      2.7500000000            56                6               116        6 Mo Libor
   1232      2.7500000000       5.0000000000        1.0000000000     12.5000000000      2.7500000000            56                6               116        6 Mo Libor
   1233      2.7500000000       5.0000000000        1.0000000000     12.5000000000      2.7500000000            56                6               116        6 Mo Libor
   1234      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            56                6               116        6 Mo Libor
   1235      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            56                6               116        6 Mo Libor
   1236      2.7500000000       5.0000000000        1.0000000000     12.5000000000      2.7500000000            57                6               117        6 Mo Libor
   1237      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            57                6               117        6 Mo Libor
   1238      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            57                6               117        6 Mo Libor
   1239      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            58                6               118        6 Mo Libor
   1240      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            59                6               119        6 Mo Libor
   1241      2.7500000000       6.0000000000        2.0000000000     13.6250000000      2.7500000000            59                6               N/A        6 Mo Libor
   1242      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            58                6               N/A        6 Mo Libor
   1243      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            58                6               118        6 Mo Libor
   1244      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            60                6               N/A        6 Mo Libor
   1245      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            57                6               117        6 Mo Libor
   1246      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            59                12              119        1 Yr Libor
   1247      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            59                12              119        1 Yr Libor
   1248      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            59                12              119        1 Yr Libor
   1249      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            60                12              120        1 Yr Libor
   1250      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            60                12              120        1 Yr Libor
   1251      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            60                12              120        1 Yr Libor
   1252      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            59                12              119        1 Yr Libor
   1253      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            60                12              120        1 Yr Libor
   1254      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            60                12              120        1 Yr Libor
   1255      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            60                12              120        1 Yr Libor
   1256      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            59                12              119        1 Yr Libor
   1257      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            59                12              119        1 Yr Libor
   1258      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            59                12              119        1 Yr Libor
   1259      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            59                12               59        1 Yr Libor
   1260      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            58                6               N/A        6 Mo Libor
   1261      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               N/A        6 Mo Libor
   1262      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            57                6               117        6 Mo Libor
   1263      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            57                6               N/A        6 Mo Libor
   1264      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            56                6               116        6 Mo Libor
   1265      5.0000000000       5.0000000000        1.0000000000     12.7500000000      5.0000000000            54                12              114        1 Yr Libor
   1266      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            58                12              N/A        1 Yr Libor
   1267      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            60                12              N/A        1 Yr Libor
   1268      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            53                12              113        1 Yr Libor
   1269      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            54                12              114        1 Yr Libor
   1270      2.5000000000       5.0000000000        2.0000000000     12.7500000000      2.5000000000            54                12              114        1 Yr Libor
   1271      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            55                12              115        1 Yr Libor
   1272      5.0000000000       5.0000000000        1.0000000000     12.7500000000      5.0000000000            55                12              115        1 Yr Libor
   1273      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            56                12              116        1 Yr Libor
   1274      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            58                12              118        1 Yr Libor
   1275      2.5000000000       5.0000000000        2.0000000000     12.7500000000      2.5000000000            58                12              118        1 Yr Libor
   1276      2.5000000000       5.0000000000        2.0000000000     12.7500000000      2.5000000000            59                12              119        1 Yr Libor
   1277      2.5000000000       5.0000000000        2.0000000000     12.7500000000      2.5000000000            59                12              119        1 Yr Libor
   1278      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            57                12               57        1 Yr Libor
   1279      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            57                12              N/A        1 Yr Libor
   1280      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            57                12              N/A        1 Yr Libor
   1281      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            60                6               120        6 Mo Libor
   1282      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            60                6               120        6 Mo Libor
   1283      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            56                6               N/A        6 Mo Libor
   1284      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            59                6               119        6 Mo Libor
   1285      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            60                6               N/A        6 Mo Libor
   1286      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            56                6               116        6 Mo Libor
   1287      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            58                6               118        6 Mo Libor
   1288      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            60                6               120        6 Mo Libor
   1289      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            60                6               120        6 Mo Libor
   1290      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            60                6               120        6 Mo Libor
   1291      2.8750000000       6.0000000000        2.0000000000     13.7500000000      2.8750000000            57                6               N/A        6 Mo Libor
   1292      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            54                6                54        6 Mo Libor
   1293      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            56                6               116        6 Mo Libor
   1294      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            58                6               118        6 Mo Libor
   1295      2.7500000000       6.0000000000        2.0000000000     13.7500000000      2.7500000000            60                6               120        6 Mo Libor
   1296      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            60                6               120        6 Mo Libor
   1297      2.7500000000       6.0000000000        2.0000000000     13.7500000000      2.7500000000            60                6               N/A        6 Mo Libor
   1298      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            56                6               116        6 Mo Libor
   1299      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            54                6               N/A        6 Mo Libor
   1300      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            57                6               N/A        6 Mo Libor
   1301      2.2500000000       6.0000000000        2.0000000000     14.0000000000      2.2500000000            57                6               N/A        6 Mo Libor
   1302      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            60                6               120        6 Mo Libor
   1303      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            56                6               116        6 Mo Libor
   1304      2.2500000000       6.0000000000        2.0000000000     13.7500000000      2.2500000000            60                6               120        6 Mo Libor
   1305      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            54                6               114        6 Mo Libor
   1306      2.7500000000       5.0000000000        1.0000000000     12.6250000000      2.7500000000            55                6               115        6 Mo Libor
   1307      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            55                6               115        6 Mo Libor
   1308      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            55                6               115        6 Mo Libor
   1309      2.7500000000       5.0000000000        1.0000000000     12.7500000000      2.7500000000            56                6               116        6 Mo Libor
   1310      2.7500000000       5.0000000000        1.0000000000     12.6250000000      2.7500000000            56                6               116        6 Mo Libor
   1311      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            56                6               116        6 Mo Libor
   1312      2.7500000000       6.0000000000        2.0000000000     13.7500000000      2.7500000000            56                6               116        6 Mo Libor
   1313      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            56                6               116        6 Mo Libor
   1314      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            57                6               117        6 Mo Libor
   1315      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            58                6               118        6 Mo Libor
   1316      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            58                6               118        6 Mo Libor
   1317      2.7500000000       6.0000000000        2.0000000000     13.7500000000      2.7500000000            60                6               120        6 Mo Libor
   1318      3.2500000000       5.0000000000        1.0000000000     12.7500000000      3.2500000000            60                6               120        6 Mo Libor
   1319      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            53                6               N/A        6 Mo Libor
   1320      2.7500000000       6.0000000000        2.0000000000     13.7500000000      2.7500000000            59                6               N/A        6 Mo Libor
   1321      2.7500000000       6.0000000000        2.0000000000     13.7500000000      2.7500000000            60                6               N/A        6 Mo Libor
   1322      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            57                6               117        6 Mo Libor
   1323      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            57                6               117        6 Mo Libor
   1324      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1325      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            57                6               N/A        6 Mo Libor
   1326      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            59                12              119        1 Yr Libor
   1327      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            59                12              119        1 Yr Libor
   1328      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            57                12              117        1 Yr Libor
   1329      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            59                12              119        1 Yr Libor
   1330      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            60                12              120        1 Yr Libor
   1331      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            58                12              118        1 Yr Libor
   1332      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            57                12              117        1 Yr Libor
   1333      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            59                12              119        1 Yr Libor
   1334      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            59                12              119        1 Yr Libor
   1335      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            59                12              119        1 Yr Libor
   1336      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            59                12              119        1 Yr Libor
   1337      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            59                12              119        1 Yr Libor
   1338      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            60                12              120        1 Yr Libor
   1339      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            60                12              120        1 Yr Libor
   1340      2.2500000000       6.0000000000        2.0000000000     13.6250000000      2.2500000000            57                6               117        6 Mo Libor
   1341      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            53                6               113        6 Mo Libor
   1342      2.2500000000       6.0000000000        2.0000000000     13.6250000000      2.2500000000            59                6               N/A        6 Mo Libor
   1343      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            50                6               110        6 Mo Libor
   1344      2.8750000000       5.0000000000        2.0000000000     13.1250000000      2.8750000000            60                12              120        1 Yr Libor
   1345      2.8750000000       5.0000000000        2.0000000000     13.1250000000      2.8750000000            60                12              120        1 Yr Libor
   1346      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            60                6               120        6 Mo Libor
   1347      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            55                12              115        1 Yr Libor
   1348      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            54                12              114        1 Yr Libor
   1349      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            55                12              115        1 Yr Libor
   1350      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            56                12              116        1 Yr Libor
   1351      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            56                12              116        1 Yr Libor
   1352      2.5000000000       5.0000000000        2.0000000000     12.8750000000      2.5000000000            57                12              117        1 Yr Libor
   1353      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            58                12              118        1 Yr Libor
   1354      2.5000000000       5.0000000000        2.0000000000     12.8750000000      2.5000000000            53                12               53        1 Yr Libor
   1355      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            56                12               56        1 Yr Libor
   1356      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            57                12               57        1 Yr Libor
   1357      2.5000000000       5.0000000000        2.0000000000     12.8750000000      2.5000000000            52                12              N/A        1 Yr Libor
   1358      2.5000000000       5.0000000000        2.0000000000     12.8750000000      2.5000000000            54                12              N/A        1 Yr Libor
   1359      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            57                12              N/A        1 Yr Libor
   1360      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            58                12              N/A        1 Yr Libor
   1361      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               120        6 Mo Libor
   1362      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            58                6               N/A        6 Mo Libor
   1363      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            58                6               N/A        6 Mo Libor
   1364      2.7500000000       6.0000000000        2.0000000000     13.8750000000      2.7500000000            60                6               N/A        6 Mo Libor
   1365      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            58                6               118        6 Mo Libor
   1366      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            57                6               117        6 Mo Libor
   1367      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            58                6               118        6 Mo Libor
   1368      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            59                6               119        6 Mo Libor
   1369      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               120        6 Mo Libor
   1370      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               120        6 Mo Libor
   1371      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               120        6 Mo Libor
   1372      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               120        6 Mo Libor
   1373      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               120        6 Mo Libor
   1374      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            57                6               N/A        6 Mo Libor
   1375      2.8750000000       6.0000000000        2.0000000000     13.8750000000      2.8750000000            57                6               N/A        6 Mo Libor
   1376      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               N/A        6 Mo Libor
   1377      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            55                6                55        6 Mo Libor
   1378      3.2500000000       5.0000000000        1.0000000000     12.8750000000      3.2500000000            54                6               114        6 Mo Libor
   1379      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            58                6                58        6 Mo Libor
   1380      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            54                6               114        6 Mo Libor
   1381      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            54                6               114        6 Mo Libor
   1382      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            55                6               115        6 Mo Libor
   1383      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            55                6               115        6 Mo Libor
   1384      2.2500000000       6.0000000000        2.0000000000     13.8750000000      2.2500000000            56                6               116        6 Mo Libor
   1385      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               120        6 Mo Libor
   1386      3.2500000000       5.0000000000        1.0000000000     12.8750000000      3.2500000000            57                6                57        6 Mo Libor
   1387      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            58                6               N/A        6 Mo Libor
   1388      2.2500000000       6.0000000000        2.0000000000     13.8750000000      2.2500000000            58                6               N/A        6 Mo Libor
   1389      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            59                6               119        6 Mo Libor
   1390      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            54                6                54        6 Mo Libor
   1391      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            56                6                56        6 Mo Libor
   1392      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            58                6               N/A        6 Mo Libor
   1393      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            52                6               112        6 Mo Libor
   1394      2.7500000000       6.0000000000        2.0000000000     13.8750000000      2.7500000000            53                6               113        6 Mo Libor
   1395      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            55                6               115        6 Mo Libor
   1396      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            55                6               115        6 Mo Libor
   1397      3.2500000000       5.0000000000        1.0000000000     12.8750000000      3.2500000000            55                6               115        6 Mo Libor
   1398      2.7500000000       5.0000000000        1.0000000000     12.7500000000      2.7500000000            56                6               116        6 Mo Libor
   1399      2.7500000000       5.0000000000        1.0000000000     12.7500000000      2.7500000000            56                6               116        6 Mo Libor
   1400      2.7500000000       5.0000000000        1.0000000000     12.7500000000      2.7500000000            56                6               116        6 Mo Libor
   1401      2.7500000000       5.0000000000        1.0000000000     12.7500000000      2.7500000000            56                6               116        6 Mo Libor
   1402      2.7500000000       5.0000000000        1.0000000000     12.7500000000      2.7500000000            56                6               116        6 Mo Libor
   1403      2.7500000000       5.0000000000        1.0000000000     12.7500000000      2.7500000000            56                6               116        6 Mo Libor
   1404      2.7500000000       5.0000000000        1.0000000000     12.8750000000      2.7500000000            57                6               117        6 Mo Libor
   1405      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            57                6               117        6 Mo Libor
   1406      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            57                6               117        6 Mo Libor
   1407      2.2500000000       6.0000000000        1.0000000000     13.8750000000      2.2500000000            58                6               118        6 Mo Libor
   1408      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            58                6               118        6 Mo Libor
   1409      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            59                6               119        6 Mo Libor
   1410      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               120        6 Mo Libor
   1411      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               120        6 Mo Libor
   1412      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               120        6 Mo Libor
   1413      5.0000000000       5.0000000000        1.0000000000     12.8750000000      5.0000000000            39                6               N/A        6 Mo Libor
   1414      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            55                6               N/A        6 Mo Libor
   1415      2.7500000000       5.0000000000        1.0000000000     12.7500000000      2.7500000000            57                6               N/A        6 Mo Libor
   1416      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               N/A        6 Mo Libor
   1417      2.2500000000       6.0000000000        2.0000000000     13.8750000000      2.2500000000            60                6               N/A        6 Mo Libor
   1418      2.7500000000       6.0000000000        2.0000000000     13.8750000000      2.7500000000            60                6               N/A        6 Mo Libor
   1419      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            60                6               N/A        6 Mo Libor
   1420      4.2500000000       6.0000000000        2.0000000000     14.6250000000      4.2500000000            55                6               N/A        6 Mo Libor
   1421      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            59                6               N/A        6 Mo Libor
   1422      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            56                6               116        6 Mo Libor
   1423      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            57                6               N/A        6 Mo Libor
   1424      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            59                12              119        1 Yr Libor
   1425      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            60                12              120        1 Yr Libor
   1426      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            60                12              120        1 Yr Libor
   1427      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            60                12              120        1 Yr Libor
   1428      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            60                12              120        1 Yr Libor
   1429      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            59                12              119        1 Yr Libor
   1430      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            60                12              120        1 Yr Libor
   1431      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            59                12              119        1 Yr Libor
   1432      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            59                12              119        1 Yr Libor
   1433      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            60                12              120        1 Yr Libor
   1434      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            59                12              N/A        1 Yr Libor
   1435      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            59                12              N/A        1 Yr Libor
   1436      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            60                12              N/A        1 Yr Libor
   1437      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            56                6               116        6 Mo Libor
   1438      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            55                6               115        6 Mo Libor
   1439      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            59                6               119        6 Mo Libor
   1440      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            58                6               118        6 Mo Libor
   1441      2.7500000000       6.0000000000        2.0000000000     14.5000000000      2.7500000000            59                6               119        6 Mo Libor
   1442      2.2500000000       6.0000000000        2.0000000000     15.2500000000      2.2500000000            57                6               117        6 Mo Libor
   1443      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            56                6               N/A        6 Mo Libor
   1444      2.2500000000       5.0000000000        1.0000000000     14.6250000000      2.2500000000            58                6               118        6 Mo Libor
   1445      2.2500000000       5.0000000000        1.0000000000     12.9990000000      2.2500000000            56                6               116        6 Mo Libor
   1446      2.2500000000       5.0000000000        1.0000000000     12.9990000000      2.2500000000            53                6               N/A        6 Mo Libor
   1447      2.2500000000       5.0000000000        1.0000000000     12.9990000000      2.2500000000            55                6               N/A        6 Mo Libor
   1448      3.0000000000       5.0000000000        1.0000000000     13.0000000000      3.0000000000            55                12               55        1 Yr Libor
   1449      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            51                12              111        1 Yr Libor
   1450      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            53                12              113        1 Yr Libor
   1451      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            56                12              116        1 Yr Libor
   1452      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            57                12              117        1 Yr Libor
   1453      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            57                12              117        1 Yr Libor
   1454      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            58                12              118        1 Yr Libor
   1455      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            55                12              N/A        1 Yr Libor
   1456      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            57                12              N/A        1 Yr Libor
   1457      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            58                6               118        6 Mo Libor
   1458      2.7500000000       6.0000000000        2.0000000000     14.0000000000      2.7500000000            60                6               N/A        6 Mo Libor
   1459      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            58                6               118        6 Mo Libor
   1460      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            58                6               118        6 Mo Libor
   1461      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            58                6               118        6 Mo Libor
   1462      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            60                6               120        6 Mo Libor
   1463      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            59                6                59        6 Mo Libor
   1464      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            60                6               N/A        6 Mo Libor
   1465      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            60                6               N/A        6 Mo Libor
   1466      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            58                6               118        6 Mo Libor
   1467      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            58                6               118        6 Mo Libor
   1468      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            60                6               120        6 Mo Libor
   1469      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            59                6               119        6 Mo Libor
   1470      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            60                6               120        6 Mo Libor
   1471      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            60                6               120        6 Mo Libor
   1472      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            57                6               N/A        6 Mo Libor
   1473      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            56                6               116        6 Mo Libor
   1474      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            57                6               117        6 Mo Libor
   1475      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            55                6               115        6 Mo Libor
   1476      2.7500000000       5.0000000000        1.0000000000     12.8750000000      2.7500000000            56                6               116        6 Mo Libor
   1477      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            56                6               116        6 Mo Libor
   1478      2.7500000000       5.0000000000        1.0000000000     12.8750000000      2.7500000000            57                6               117        6 Mo Libor
   1479      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            57                6               117        6 Mo Libor
   1480      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            58                6               118        6 Mo Libor
   1481      2.7500000000       6.0000000000        2.0000000000     14.0000000000      2.7500000000            58                6               118        6 Mo Libor
   1482      2.2500000000       6.0000000000        2.0000000000     14.0000000000      2.2500000000            59                6               119        6 Mo Libor
   1483      3.2500000000       5.0000000000        1.0000000000     13.0000000000      3.2500000000            58                6                58        6 Mo Libor
   1484      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            55                6               N/A        6 Mo Libor
   1485      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            55                6               N/A        6 Mo Libor
   1486      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            58                6               N/A        6 Mo Libor
   1487      3.2500000000       5.0000000000        1.0000000000     13.0000000000      3.2500000000            59                6               N/A        6 Mo Libor
   1488      2.7500000000       6.0000000000        2.0000000000     14.0000000000      2.7500000000            60                6               N/A        6 Mo Libor
   1489      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            59                6               N/A        6 Mo Libor
   1490      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            60                6               120        6 Mo Libor
   1491      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            56                6               116        6 Mo Libor
   1492      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            57                6               117        6 Mo Libor
   1493      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            59                12              119        1 Yr Libor
   1494      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            60                12              120        1 Yr Libor
   1495      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            60                12              120        1 Yr Libor
   1496      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            60                12              120        1 Yr Libor
   1497      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            58                12              118        1 Yr Libor
   1498      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            58                12              118        1 Yr Libor
   1499      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            59                12              119        1 Yr Libor
   1500      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            60                12              120        1 Yr Libor
   1501      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            59                12               59        1 Yr Libor
   1502      2.2500000000       6.0000000000        2.0000000000     14.3250000000      2.2500000000            53                6               113        6 Mo Libor
   1503      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            59                6               119        6 Mo Libor
   1504      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            56                6               116        6 Mo Libor
   1505      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            59                6               119        6 Mo Libor
   1506      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            57                6               117        6 Mo Libor
   1507      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            56                6               N/A        6 Mo Libor
   1508      2.2500000000       5.0000000000        1.0000000000     13.8750000000      2.2500000000            58                6               N/A        6 Mo Libor
   1509      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            54                6               114        6 Mo Libor
   1510      2.7500000000       6.0000000000        2.0000000000     14.7500000000      2.7500000000            59                6               N/A        6 Mo Libor
   1511      4.2000000000       6.0000000000        2.0000000000     14.5750000000      4.2000000000            54                6               114        6 Mo Libor
   1512      2.2500000000       5.0000000000        1.0000000000     14.3750000000      2.2500000000            58                6               118        6 Mo Libor
   1513      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            59                6               119        6 Mo Libor
   1514      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1515      2.7500000000       5.0000000000        1.0000000000     13.1250000000      2.7500000000            58                12              N/A        1 Yr Libor
   1516      2.2500000000       5.0000000000        2.0000000000     13.1250000000      2.2500000000            55                12              115        1 Yr Libor
   1517      2.2500000000       5.0000000000        2.0000000000     13.1250000000      2.2500000000            55                12              115        1 Yr Libor
   1518      2.2500000000       5.0000000000        2.0000000000     13.1250000000      2.2500000000            58                12              118        1 Yr Libor
   1519      2.2500000000       5.0000000000        2.0000000000     13.1250000000      2.2500000000            54                12              N/A        1 Yr Libor
   1520      2.5000000000       5.0000000000        2.0000000000     13.1250000000      2.5000000000            59                12              N/A        1 Yr Libor
   1521      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            58                6               118        6 Mo Libor
   1522      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            55                6               115        6 Mo Libor
   1523      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            59                6               119        6 Mo Libor
   1524      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            59                6                59        6 Mo Libor
   1525      2.8750000000       6.0000000000        2.0000000000     14.1250000000      2.8750000000            57                6               N/A        6 Mo Libor
   1526      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            60                6               N/A        6 Mo Libor
   1527      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            60                6               120        6 Mo Libor
   1528      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            60                6               120        6 Mo Libor
   1529      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            54                6                54        6 Mo Libor
   1530      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            56                6               116        6 Mo Libor
   1531      2.2500000000       6.0000000000        2.0000000000     14.1250000000      2.2500000000            59                6               119        6 Mo Libor
   1532      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            60                6               120        6 Mo Libor
   1533      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            59                6                59        6 Mo Libor
   1534      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            56                6               N/A        6 Mo Libor
   1535      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            56                6               N/A        6 Mo Libor
   1536      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            60                6               120        6 Mo Libor
   1537      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            57                6               N/A        6 Mo Libor
   1538      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            57                6               117        6 Mo Libor
   1539      2.2500000000       6.0000000000        2.0000000000     14.0000000000      2.2500000000            55                6               115        6 Mo Libor
   1540      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            55                6               115        6 Mo Libor
   1541      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            55                6               115        6 Mo Libor
   1542      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            56                6               116        6 Mo Libor
   1543      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            56                6               116        6 Mo Libor
   1544      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            57                6               117        6 Mo Libor
   1545      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            59                6               119        6 Mo Libor
   1546      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            53                6                53        6 Mo Libor
   1547      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            57                6                57        6 Mo Libor
   1548      2.2500000000       5.0000000000        1.0000000000     13.1250000000      2.2500000000            60                6                60        6 Mo Libor
   1549      2.8750000000       6.0000000000        2.0000000000     14.1250000000      2.8750000000            55                6               N/A        6 Mo Libor
   1550      2.7500000000       6.0000000000        2.0000000000     14.1250000000      2.7500000000            59                6               N/A        6 Mo Libor
   1551      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            57                6               117        6 Mo Libor
   1552      4.6500000000       6.0000000000        2.0000000000     14.9000000000      4.6500000000            54                6               N/A        6 Mo Libor
   1553      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1554      2.2500000000       5.0000000000        1.0000000000     14.2500000000      2.2500000000            55                6               115        6 Mo Libor
   1555      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            60                6               N/A        6 Mo Libor
   1556      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            57                6               117        6 Mo Libor
   1557      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            57                12              117        1 Yr Libor
   1558      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            58                12              118        1 Yr Libor
   1559      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            58                12              118        1 Yr Libor
   1560      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            59                12               59        1 Yr Libor
   1561      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            58                12              N/A        1 Yr Libor
   1562      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            59                12              N/A        1 Yr Libor
   1563      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            60                12              120        1 Yr Libor
   1564      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            57                12              117        1 Yr Libor
   1565      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            58                12              118        1 Yr Libor
   1566      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            59                12              119        1 Yr Libor
   1567      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            60                12              120        1 Yr Libor
   1568      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            60                12              N/A        1 Yr Libor
   1569      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            56                6               116        6 Mo Libor
   1570      2.2500000000       5.0000000000        1.0000000000     13.8750000000      2.2500000000            55                6               N/A        6 Mo Libor
   1571      2.2500000000       5.0000000000        1.0000000000     13.8750000000      2.2500000000            59                6               119        6 Mo Libor
   1572      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            57                6               117        6 Mo Libor
   1573      4.2000000000       6.0000000000        2.0000000000     14.9400000000      4.2000000000            54                6               N/A        6 Mo Libor
   1574      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            59                6               119        6 Mo Libor
   1575      2.7500000000       6.0000000000        2.0000000000     14.5500000000      2.7500000000            55                6               N/A        6 Mo Libor
   1576      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            56                6               N/A        6 Mo Libor
   1577      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            59                12              N/A        1 Yr Libor
   1578      5.0000000000       5.0000000000        1.0000000000     13.2500000000      5.0000000000            56                12              116        1 Yr Libor
   1579      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            51                12              N/A        1 Yr Libor
   1580      2.5000000000       5.0000000000        2.0000000000     13.2500000000      2.5000000000            58                12              N/A        1 Yr Libor
   1581      2.8750000000       6.0000000000        2.0000000000     14.2500000000      2.8750000000            56                6               116        6 Mo Libor
   1582      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            60                6               120        6 Mo Libor
   1583      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            58                6               N/A        6 Mo Libor
   1584      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            60                6               120        6 Mo Libor
   1585      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            59                6               119        6 Mo Libor
   1586      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            59                6               119        6 Mo Libor
   1587      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            55                6                55        6 Mo Libor
   1588      3.2500000000       5.0000000000        1.0000000000     13.2500000000      3.2500000000            58                6                58        6 Mo Libor
   1589      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            59                6                59        6 Mo Libor
   1590      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            58                6               N/A        6 Mo Libor
   1591      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            52                6                52        6 Mo Libor
   1592      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            55                6               115        6 Mo Libor
   1593      2.2500000000       6.0000000000        2.0000000000     14.2500000000      2.2500000000            60                6               120        6 Mo Libor
   1594      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            52                6               N/A        6 Mo Libor
   1595      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            59                6               N/A        6 Mo Libor
   1596      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            59                6               N/A        6 Mo Libor
   1597      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            60                6               120        6 Mo Libor
   1598      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            60                6               120        6 Mo Libor
   1599      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            56                6                56        6 Mo Libor
   1600      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            56                6                56        6 Mo Libor
   1601      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            53                6               113        6 Mo Libor
   1602      2.7500000000       6.0000000000        2.0000000000     14.2500000000      2.7500000000            55                6               115        6 Mo Libor
   1603      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            55                6               115        6 Mo Libor
   1604      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            58                6               118        6 Mo Libor
   1605      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            58                6               118        6 Mo Libor
   1606      2.2500000000       6.0000000000        2.0000000000     14.2500000000      2.2500000000            59                6               119        6 Mo Libor
   1607      2.2500000000       6.0000000000        2.0000000000     14.2500000000      2.2500000000            60                6               120        6 Mo Libor
   1608      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            55                6               N/A        6 Mo Libor
   1609      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            56                6               N/A        6 Mo Libor
   1610      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            57                6               N/A        6 Mo Libor
   1611      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            59                6               N/A        6 Mo Libor
   1612      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            60                6               N/A        6 Mo Libor
   1613      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1614      2.2500000000       6.0000000000        2.0000000000     14.6250000000      2.2500000000            54                12              114        1 Yr Treas
   1615      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            55                6               N/A        6 Mo Libor
   1616      2.2500000000       5.0000000000        2.0000000000     13.1250000000      2.2500000000            60                12              120        1 Yr Libor
   1617      2.2500000000       5.0000000000        2.0000000000     13.1250000000      2.2500000000            59                12              119        1 Yr Libor
   1618      2.2500000000       5.0000000000        2.0000000000     13.1250000000      2.2500000000            59                12              N/A        1 Yr Libor
   1619      2.2500000000       5.0000000000        2.0000000000     13.1250000000      2.2500000000            60                12              N/A        1 Yr Libor
   1620      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            56                6               116        6 Mo Libor
   1621      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            58                6               118        6 Mo Libor
   1622      2.2500000000       5.0000000000        1.0000000000     14.3750000000      2.2500000000            57                6               117        6 Mo Libor
   1623      2.2500000000       5.0000000000        2.0000000000     13.3750000000      2.2500000000            57                12              117        1 Yr Libor
   1624      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            60                12              120        1 Yr Libor
   1625      2.2500000000       5.0000000000        2.0000000000     13.3750000000      2.2500000000            55                12              N/A        1 Yr Libor
   1626      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            56                6               N/A        6 Mo Libor
   1627      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            60                6               N/A        6 Mo Libor
   1628      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            58                6               118        6 Mo Libor
   1629      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            48                6               N/A        6 Mo Libor
   1630      2.7500000000       6.0000000000        2.0000000000     14.3750000000      2.7500000000            51                6               111        6 Mo Libor
   1631      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            57                6               117        6 Mo Libor
   1632      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            58                6               118        6 Mo Libor
   1633      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            58                6               118        6 Mo Libor
   1634      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1635      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            57                6                57        6 Mo Libor
   1636      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            59                6               N/A        6 Mo Libor
   1637      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            55                6               115        6 Mo Libor
   1638      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            56                6               116        6 Mo Libor
   1639      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            59                6               119        6 Mo Libor
   1640      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            55                6               N/A        6 Mo Libor
   1641      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            56                6               116        6 Mo Libor
   1642      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            56                6               116        6 Mo Libor
   1643      2.2500000000       5.0000000000        1.0000000000     13.8750000000      2.2500000000            54                6               N/A        6 Mo Libor
   1644      2.2500000000       6.0000000000        2.0000000000     14.3750000000      2.2500000000            56                6               N/A        6 Mo Libor
   1645      2.2500000000       6.0000000000        2.0000000000     14.3750000000      2.2500000000            60                6               N/A        6 Mo Libor
   1646      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1647      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            52                6               112        6 Mo Libor
   1648      2.7500000000       6.0000000000        2.0000000000     14.3750000000      2.7500000000            52                6               112        6 Mo Libor
   1649      2.7500000000       6.0000000000        2.0000000000     14.3750000000      2.7500000000            55                6               115        6 Mo Libor
   1650      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            55                6               115        6 Mo Libor
   1651      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            55                6               115        6 Mo Libor
   1652      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            55                6               115        6 Mo Libor
   1653      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            58                6               118        6 Mo Libor
   1654      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            58                6               118        6 Mo Libor
   1655      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            59                6               119        6 Mo Libor
   1656      2.2500000000       6.0000000000        2.0000000000     14.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1657      2.2500000000       6.0000000000        2.0000000000     14.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1658      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1659      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            58                6                58        6 Mo Libor
   1660      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            59                6                59        6 Mo Libor
   1661      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            54                6               N/A        6 Mo Libor
   1662      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            55                6               N/A        6 Mo Libor
   1663      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            56                6               N/A        6 Mo Libor
   1664      2.8750000000       6.0000000000        2.0000000000     14.3750000000      2.8750000000            57                6               N/A        6 Mo Libor
   1665      3.2500000000       5.0000000000        1.0000000000     13.3750000000      3.2500000000            59                6               N/A        6 Mo Libor
   1666      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            59                6               N/A        6 Mo Libor
   1667      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            60                6               N/A        6 Mo Libor
   1668      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            58                6               118        6 Mo Libor
   1669      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            56                6               116        6 Mo Libor
   1670      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            56                6               116        6 Mo Libor
   1671      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            58                6               N/A        6 Mo Libor
   1672      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            60                12              120        1 Yr Libor
   1673      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            60                12              120        1 Yr Libor
   1674      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            60                12              120        1 Yr Libor
   1675      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            60                12              120        1 Yr Libor
   1676      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            60                12              120        1 Yr Libor
   1677      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            60                12              120        1 Yr Libor
   1678      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            59                12              N/A        1 Yr Libor
   1679      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            58                6               N/A        6 Mo Libor
   1680      2.2500000000       5.0000000000        1.0000000000     13.8750000000      2.2500000000            59                6               119        6 Mo Libor
   1681      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            59                6               N/A        6 Mo Libor
   1682      2.2500000000       5.0000000000        1.0000000000     13.8750000000      2.2500000000            58                6               118        6 Mo Libor
   1683      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            60                6               120        6 Mo Libor
   1684      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            58                6               118        6 Mo Libor
   1685      2.2500000000       5.0000000000        1.0000000000     14.3750000000      2.2500000000            57                6               117        6 Mo Libor
   1686      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            59                6               119        6 Mo Libor
   1687      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            58                6               118        6 Mo Libor
   1688      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            59                6               N/A        6 Mo Libor
   1689      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            58                6               N/A        6 Mo Libor
   1690      2.5000000000       5.0000000000        2.0000000000     13.5000000000      2.5000000000            51                12              111        1 Yr Libor
   1691      2.5000000000       5.0000000000        2.0000000000     13.5000000000      2.5000000000            59                12              119        1 Yr Libor
   1692      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            60                12              120        1 Yr Libor
   1693      2.5000000000       5.0000000000        2.0000000000     13.5000000000      2.5000000000            51                12               51        1 Yr Libor
   1694      2.2500000000       5.0000000000        2.0000000000     13.3750000000      2.2500000000            56                12              N/A        1 Yr Libor
   1695      2.5000000000       5.0000000000        2.0000000000     13.5000000000      2.5000000000            57                12              N/A        1 Yr Libor
   1696      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1697      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            59                6               119        6 Mo Libor
   1698      2.7500000000       6.0000000000        2.0000000000     14.5000000000      2.7500000000            57                6               117        6 Mo Libor
   1699      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1700      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1701      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            60                6               120        6 Mo Libor
   1702      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6                58        6 Mo Libor
   1703      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6                58        6 Mo Libor
   1704      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            57                6               N/A        6 Mo Libor
   1705      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               N/A        6 Mo Libor
   1706      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            56                6                56        6 Mo Libor
   1707      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               N/A        6 Mo Libor
   1708      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            59                6               N/A        6 Mo Libor
   1709      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               N/A        6 Mo Libor
   1710      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1711      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1712      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               N/A        6 Mo Libor
   1713      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               N/A        6 Mo Libor
   1714      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            47                6               107        6 Mo Libor
   1715      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            48                6               108        6 Mo Libor
   1716      2.7500000000       6.0000000000        2.0000000000     14.5000000000      2.7500000000            53                6               113        6 Mo Libor
   1717      2.7500000000       6.0000000000        2.0000000000     14.5000000000      2.7500000000            54                6               114        6 Mo Libor
   1718      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            56                6               116        6 Mo Libor
   1719      2.2500000000       6.0000000000        2.0000000000     14.5000000000      2.2500000000            57                6               117        6 Mo Libor
   1720      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1721      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1722      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            60                6               120        6 Mo Libor
   1723      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            57                6                57        6 Mo Libor
   1724      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            56                6               N/A        6 Mo Libor
   1725      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            58                6               N/A        6 Mo Libor
   1726      2.7500000000       6.0000000000        2.0000000000     14.5000000000      2.7500000000            59                6               N/A        6 Mo Libor
   1727      2.7500000000       6.0000000000        2.0000000000     14.5000000000      2.7500000000            60                6               N/A        6 Mo Libor
   1728      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            58                6               118        6 Mo Libor
   1729      2.2500000000       5.0000000000        1.0000000000     14.3750000000      2.2500000000            57                6               117        6 Mo Libor
   1730      2.2500000000       5.0000000000        1.0000000000     13.8750000000      2.2500000000            58                6               N/A        6 Mo Libor
   1731      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            56                6               116        6 Mo Libor
   1732      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            54                6               114        6 Mo Libor
   1733      2.2500000000       5.0000000000        2.0000000000     13.3750000000      2.2500000000            56                12              116        1 Yr Libor
   1734      2.2500000000       5.0000000000        2.0000000000     13.3750000000      2.2500000000            58                12               58        1 Yr Libor
   1735      2.2500000000       6.0000000000        2.0000000000     14.3750000000      2.2500000000            56                6               116        6 Mo Libor
   1736      2.2500000000       6.0000000000        2.0000000000     14.3750000000      2.2500000000            57                6               117        6 Mo Libor
   1737      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            58                6               118        6 Mo Libor
   1738      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            58                6               N/A        6 Mo Libor
   1739      2.2500000000       5.0000000000        1.0000000000     14.5000000000      2.2500000000            60                6               120        6 Mo Libor
   1740      2.2500000000       5.0000000000        1.0000000000     14.5000000000      2.2500000000            57                6               117        6 Mo Libor
   1741      2.2500000000       5.0000000000        1.0000000000     14.5000000000      2.2500000000            56                6               N/A        6 Mo Libor
   1742      2.2500000000       5.0000000000        1.0000000000     13.8750000000      2.2500000000            59                6               119        6 Mo Libor
   1743      2.2500000000       5.0000000000        2.0000000000     13.6250000000      2.2500000000            59                12              N/A        1 Yr Libor
   1744      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            57                6               N/A        6 Mo Libor
   1745      2.7500000000       6.0000000000        2.0000000000     14.6250000000      2.7500000000            55                6               115        6 Mo Libor
   1746      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            57                6               117        6 Mo Libor
   1747      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            59                6               119        6 Mo Libor
   1748      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            60                6               120        6 Mo Libor
   1749      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            58                6               N/A        6 Mo Libor
   1750      2.2500000000       5.0000000000        1.0000000000     14.6250000000      2.2500000000            54                6               N/A        6 Mo Libor
   1751      2.2500000000       5.0000000000        1.0000000000     14.2500000000      2.2500000000            55                6               115        6 Mo Libor
   1752      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            59                12              119        1 Yr Libor
   1753      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            60                12              120        1 Yr Libor
   1754      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            58                12               58        1 Yr Libor
   1755      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            59                12              N/A        1 Yr Libor
   1756      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            59                6               119        6 Mo Libor
   1757      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            60                6               N/A        6 Mo Libor
   1758      5.2000000000       6.0000000000        2.0000000000     15.5750000000      5.2000000000            54                6               114        6 Mo Libor
   1759      2.2500000000       5.0000000000        1.0000000000     14.8750000000      2.2500000000            57                6               N/A        6 Mo Libor
   1760      4.3000000000       6.0000000000        2.0000000000     15.2900000000      4.3000000000            53                6               N/A        6 Mo Libor
   1761      2.2500000000       3.0000000000        2.0000000000     14.2500000000      2.2500000000            57                12              117        1 Yr Libor
   1762      2.5000000000       5.0000000000        2.0000000000     13.7500000000      2.5000000000            58                12              118        1 Yr Libor
   1763      2.2500000000       5.0000000000        2.0000000000     13.6250000000      2.2500000000            51                12              N/A        1 Yr Libor
   1764      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            60                6               N/A        6 Mo Libor
   1765      2.2500000000       5.0000000000        1.0000000000     14.7500000000      2.2500000000            57                6               117        6 Mo Libor
   1766      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            60                6               N/A        6 Mo Libor
   1767      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            59                6               N/A        6 Mo Libor
   1768      2.2500000000       5.0000000000        1.0000000000     15.1250000000      2.2500000000            56                6               116        6 Mo Libor
   1769      2.2500000000       5.0000000000        1.0000000000     14.5000000000      2.2500000000            55                6               N/A        6 Mo Libor
   1770      2.2500000000       5.0000000000        1.0000000000     14.3750000000      2.2500000000            58                6               118        6 Mo Libor
   1771      2.2500000000       5.0000000000        2.0000000000     13.6250000000      2.2500000000            59                12              119        1 Yr Libor
   1772      2.2500000000       5.0000000000        1.0000000000     14.7500000000      2.2500000000            58                6               N/A        6 Mo Libor
   1773      2.2500000000       5.0000000000        1.0000000000     15.1250000000      2.2500000000            57                6               117        6 Mo Libor
   1774      5.0000000000       6.0000000000        1.0000000000     14.8750000000      5.0000000000            57                6                57        6 Mo Libor
   1775      5.0000000000       6.0000000000        1.0000000000     14.8750000000      5.0000000000            57                6               N/A        6 Mo Libor
   1776      2.2500000000       5.0000000000        1.0000000000     13.8750000000      2.2500000000            59                6               N/A        6 Mo Libor
   1777      2.2500000000       5.0000000000        1.0000000000     13.8750000000      2.2500000000            60                6               120        6 Mo Libor
   1778      2.7500000000       6.0000000000        2.0000000000     14.8750000000      2.7500000000            55                6               115        6 Mo Libor
   1779      2.2500000000       5.0000000000        1.0000000000     13.8750000000      2.2500000000            60                6               120        6 Mo Libor
   1780      2.2500000000       5.0000000000        1.0000000000     13.8750000000      2.2500000000            57                6               N/A        6 Mo Libor
   1781      2.2500000000       5.0000000000        1.0000000000     13.8750000000      2.2500000000            57                6               N/A        6 Mo Libor
   1782      2.2500000000       5.0000000000        1.0000000000     14.7500000000      2.2500000000            57                6               117        6 Mo Libor
   1783      4.8000000000       6.0000000000        2.0000000000     15.3000000000      4.8000000000            54                6               114        6 Mo Libor
   1784      2.2500000000       5.0000000000        1.0000000000     14.2500000000      2.2500000000            56                6               116        6 Mo Libor
   1785      2.2500000000       3.0000000000        1.0000000000     14.9250000000      2.2500000000            57                6                57        6 Mo Libor
   1786      2.2500000000       6.0000000000        2.0000000000     15.5000000000      2.2500000000            56                6               116        6 Mo Libor
   1787      2.2500000000       5.0000000000        1.0000000000     14.3750000000      2.2500000000            57                6               117        6 Mo Libor
   1788      2.2500000000       5.0000000000        1.0000000000     14.8750000000      2.2500000000            57                6               117        6 Mo Libor
   1789      2.2500000000       5.0000000000        1.0000000000     14.8750000000      2.2500000000            58                6               N/A        6 Mo Libor
   1790      2.2500000000       5.0000000000        1.0000000000     14.3750000000      2.2500000000            56                6               N/A        6 Mo Libor
   1791      2.7500000000       6.0000000000        2.0000000000     15.0000000000      2.7500000000            58                6               118        6 Mo Libor
   1792      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            58                6               118        6 Mo Libor
   1793      2.2500000000       5.0000000000        1.0000000000     14.3750000000      2.2500000000            60                6               120        6 Mo Libor
   1794      2.2500000000       5.0000000000        2.0000000000     13.8750000000      2.2500000000            60                12              120        1 Yr Libor
   1795      2.2500000000       5.0000000000        2.0000000000     13.8750000000      2.2500000000            59                12              119        1 Yr Libor
   1796      2.2500000000       6.0000000000        2.0000000000     14.8750000000      2.2500000000            58                6               118        6 Mo Libor
   1797      2.2500000000       5.0000000000        1.0000000000     14.3750000000      2.2500000000            58                6               118        6 Mo Libor
   1798      2.2500000000       5.0000000000        1.0000000000     14.3750000000      2.2500000000            59                6               N/A        6 Mo Libor
   1799      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            58                6               N/A        6 Mo Libor
   1800      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            59                6               N/A        6 Mo Libor
   1801      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            56                6               116        6 Mo Libor
   1802      2.2500000000       5.0000000000        1.0000000000     14.7500000000      2.2500000000            56                6               N/A        6 Mo Libor
   1803      2.2500000000       5.0000000000        2.0000000000     14.0000000000      2.2500000000            59                12              119        1 Yr Libor
   1804      2.2500000000       5.0000000000        2.0000000000     14.0000000000      2.2500000000            60                12              120        1 Yr Libor
   1805      2.2500000000       5.0000000000        2.0000000000     14.0000000000      2.2500000000            59                12               59        1 Yr Libor
   1806      2.2500000000       5.0000000000        2.0000000000     14.0000000000      2.2500000000            58                12              N/A        1 Yr Libor
   1807      2.2500000000       5.0000000000        1.0000000000     14.5000000000      2.2500000000            58                6               118        6 Mo Libor
   1808      2.2500000000       5.0000000000        1.0000000000     14.2500000000      2.2500000000            59                6               N/A        6 Mo Libor
   1809      2.2500000000       5.0000000000        1.0000000000     15.3750000000      2.2500000000            53                6               113        6 Mo Libor
   1810      2.2500000000       5.0000000000        1.0000000000     14.7500000000      2.2500000000            57                6               117        6 Mo Libor
   1811      2.2500000000       5.0000000000        1.0000000000     14.7500000000      2.2500000000            58                6               118        6 Mo Libor
   1812      2.2500000000       5.0000000000        1.0000000000     14.8750000000      2.2500000000            56                6               N/A        6 Mo Libor
   1813      2.7500000000       6.0000000000        2.0000000000     15.3750000000      2.7500000000            59                6               119        6 Mo Libor
   1814      2.2500000000       5.0000000000        1.0000000000     14.3750000000      2.2500000000            57                6               117        6 Mo Libor
   1815      2.2500000000       5.0000000000        1.0000000000     14.3750000000      2.2500000000            59                6               119        6 Mo Libor
   1816      2.2500000000       5.0000000000        1.0000000000     15.0000000000      2.2500000000            58                6               118        6 Mo Libor
   1817      2.2500000000       5.0000000000        1.0000000000     14.7500000000      2.2500000000            58                6               N/A        6 Mo Libor
   1818      2.2500000000       5.0000000000        1.0000000000     14.8750000000      2.2500000000            57                6               117        6 Mo Libor
   1819      2.7500000000       6.0000000000        2.0000000000     15.5000000000      2.7500000000            59                6               N/A        6 Mo Libor
   1820      2.2500000000       5.0000000000        1.0000000000     14.8750000000      2.2500000000            57                6               117        6 Mo Libor
   1821      2.7500000000       6.0000000000        2.0000000000     15.8750000000      2.7500000000            57                6               117        6 Mo Libor
   1822      2.2500000000       5.0000000000        1.0000000000     14.6250000000      2.2500000000            57                6               117        6 Mo Libor
   1823      2.2500000000       5.0000000000        1.0000000000     15.0000000000      2.2500000000            58                6               118        6 Mo Libor
   1824      2.2500000000       5.0000000000        1.0000000000     14.7500000000      2.2500000000            58                6               118        6 Mo Libor
   1825      2.2500000000       5.0000000000        1.0000000000     14.7500000000      2.2500000000            60                6               120        6 Mo Libor
   1826      2.2500000000       5.0000000000        1.0000000000     14.7500000000      2.2500000000            60                6               N/A        6 Mo Libor
   1827      2.2500000000       5.0000000000        1.0000000000     15.1250000000      2.2500000000            58                6               N/A        6 Mo Libor
   1828      2.2500000000       5.0000000000        1.0000000000     16.0000000000      2.2500000000            56                6               116        6 Mo Libor
   1829      2.2500000000       5.0000000000        1.0000000000     16.0000000000      2.2500000000            57                6               N/A        6 Mo Libor
   1830      2.2500000000       5.0000000000        1.0000000000     15.1250000000      2.2500000000            57                6               N/A        6 Mo Libor
   1831      2.2500000000       5.0000000000        1.0000000000     14.8750000000      2.2500000000            59                6               N/A        6 Mo Libor
   1832      2.2500000000       5.0000000000        1.0000000000     15.6250000000      2.2500000000            56                6               N/A        6 Mo Libor
   1833      2.2500000000       5.0000000000        1.0000000000     15.0000000000      2.2500000000            59                6               N/A        6 Mo Libor
   1834      2.2500000000       5.0000000000        1.0000000000     15.7500000000      2.2500000000            59                6               119        6 Mo Libor
   1835      2.2500000000       5.0000000000        1.0000000000     15.1250000000      2.2500000000            59                6               N/A        6 Mo Libor
   1836      2.2500000000       5.0000000000        1.0000000000     15.5000000000      2.2500000000            58                6               N/A        6 Mo Libor
   1837      2.2500000000       5.0000000000        1.0000000000     15.2500000000      2.2500000000            60                6               N/A        6 Mo Libor
   1838      2.2500000000       5.0000000000        1.0000000000     16.3750000000      2.2500000000            83                6               119        6 Mo Libor
   1839      2.2500000000       5.0000000000        2.0000000000     10.0000000000      2.2500000000            84                12              120        1 Yr Libor
   1840      2.2500000000       5.0000000000        2.0000000000     10.2500000000      2.2500000000            84                12              N/A        1 Yr Libor
   1841      2.7500000000       5.0000000000        1.0000000000     11.2500000000      2.7500000000            80                6               N/A        6 Mo Libor
   1842      2.7500000000       5.0000000000        1.0000000000     11.3750000000      2.7500000000            80                6               116        6 Mo Libor
   1843      2.2500000000       5.0000000000        1.0000000000     10.6250000000      2.2500000000            83                6               119        6 Mo Libor
   1844      2.2500000000       5.0000000000        2.0000000000     10.6250000000      2.2500000000            83                12              119        1 Yr Libor
   1845      2.2500000000       5.0000000000        1.0000000000     10.8750000000      2.2500000000            80                6               116        6 Mo Libor
   1846      2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            83                12              119        1 Yr Libor
   1847      2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            82                12              N/A        1 Yr Libor
   1848      2.7500000000       5.0000000000        1.0000000000     11.7500000000      2.7500000000            80                6               116        6 Mo Libor
   1849      2.7500000000       5.0000000000        1.0000000000     10.8750000000      2.7500000000            80                6               116        6 Mo Libor
   1850      2.7500000000       5.0000000000        1.0000000000     10.8750000000      2.7500000000            80                6               116        6 Mo Libor
   1851      2.7500000000       5.0000000000        1.0000000000     10.8750000000      2.7500000000            80                6               116        6 Mo Libor
   1852      2.7500000000       5.0000000000        1.0000000000     10.8750000000      2.7500000000            80                6               116        6 Mo Libor
   1853      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            83                12              119        1 Yr Libor
   1854      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            83                12              119        1 Yr Libor
   1855      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            80                12              116        1 Yr Libor
   1856      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            83                12              119        1 Yr Libor
   1857      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            83                12               83        1 Yr Libor
   1858      2.2500000000       6.0000000000        2.0000000000     11.8750000000      2.2500000000            82                6               118        6 Mo Libor
   1859      2.7500000000       5.0000000000        1.0000000000     11.0000000000      2.7500000000            80                6               116        6 Mo Libor
   1860      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            83                12              119        1 Yr Libor
   1861      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            83                12              119        1 Yr Libor
   1862      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            84                12              120        1 Yr Libor
   1863      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            83                12              119        1 Yr Libor
   1864      2.7500000000       5.0000000000        1.0000000000     12.0000000000      2.7500000000            80                6               116        6 Mo Libor
   1865      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            80                12              116        1 Yr Libor
   1866      2.7500000000       5.0000000000        1.0000000000     11.1250000000      2.7500000000            78                6               114        6 Mo Libor
   1867      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            83                12              119        1 Yr Libor
   1868      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            83                12              119        1 Yr Libor
   1869      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            82                12               82        1 Yr Libor
   1870      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            83                12              119        1 Yr Libor
   1871      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            83                12              119        1 Yr Libor
   1872      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            81                12              117        1 Yr Libor
   1873      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            83                12              119        1 Yr Libor
   1874      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            83                12              119        1 Yr Libor
   1875      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            83                12              119        1 Yr Libor
   1876      2.7500000000       5.0000000000        1.0000000000     12.1250000000      2.7500000000            80                12              116        1 Yr Libor
   1877      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            80                12               80        1 Yr Libor
   1878      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            80                12              N/A        1 Yr Libor
   1879      2.7500000000       6.0000000000        2.0000000000     12.3750000000      2.7500000000            76                6               112        6 Mo Libor
   1880      2.2500000000       5.0000000000        1.0000000000     11.3750000000      2.2500000000            80                6               116        6 Mo Libor
   1881      2.7500000000       5.0000000000        1.0000000000     11.2500000000      2.7500000000            80                6               116        6 Mo Libor
   1882      2.7500000000       5.0000000000        1.0000000000     11.2500000000      2.7500000000            80                6               116        6 Mo Libor
   1883      2.2500000000       5.0000000000        1.0000000000     11.3750000000      2.2500000000            81                6               N/A        6 Mo Libor
   1884      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            82                12              118        1 Yr Libor
   1885      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            83                12              119        1 Yr Libor
   1886      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            84                12              120        1 Yr Libor
   1887      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            83                12              N/A        1 Yr Libor
   1888      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            83                12              N/A        1 Yr Libor
   1889      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            81                12              117        1 Yr Libor
   1890      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            77                12              113        1 Yr Libor
   1891      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            80                12              116        1 Yr Libor
   1892      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            83                12              119        1 Yr Libor
   1893      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            83                12              119        1 Yr Libor
   1894      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            83                12              119        1 Yr Libor
   1895      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            83                12              119        1 Yr Libor
   1896      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            83                12              119        1 Yr Libor
   1897      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            83                12              119        1 Yr Libor
   1898      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            83                12               83        1 Yr Libor
   1899      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            82                12              N/A        1 Yr Libor
   1900      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            80                12              116        1 Yr Libor
   1901      2.5000000000       5.0000000000        2.0000000000     11.5000000000      2.5000000000            80                12              116        1 Yr Libor
   1902      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            81                12              N/A        1 Yr Libor
   1903      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            84                6               120        6 Mo Libor
   1904      2.7500000000       6.0000000000        2.0000000000     12.5000000000      2.7500000000            76                6               112        6 Mo Libor
   1905      2.7500000000       6.0000000000        2.0000000000     12.5000000000      2.7500000000            76                6               112        6 Mo Libor
   1906      2.7500000000       5.0000000000        1.0000000000     11.3750000000      2.7500000000            80                6               116        6 Mo Libor
   1907      2.7500000000       5.0000000000        1.0000000000     11.3750000000      2.7500000000            80                6               N/A        6 Mo Libor
   1908      2.7500000000       5.0000000000        1.0000000000     11.3750000000      2.7500000000            81                6               N/A        6 Mo Libor
   1909      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            83                6               N/A        6 Mo Libor
   1910      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12              119        1 Yr Libor
   1911      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12              119        1 Yr Libor
   1912      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12              119        1 Yr Libor
   1913      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            84                12              120        1 Yr Libor
   1914      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            84                12              120        1 Yr Libor
   1915      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            84                12              120        1 Yr Libor
   1916      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            79                12              115        1 Yr Libor
   1917      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            80                12              116        1 Yr Libor
   1918      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12              119        1 Yr Libor
   1919      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            81                12              117        1 Yr Libor
   1920      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            82                12              118        1 Yr Libor
   1921      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            82                12              118        1 Yr Libor
   1922      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            82                12              118        1 Yr Libor
   1923      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            82                12              118        1 Yr Libor
   1924      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            82                12              118        1 Yr Libor
   1925      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            82                12              118        1 Yr Libor
   1926      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12              119        1 Yr Libor
   1927      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12              119        1 Yr Libor
   1928      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12              119        1 Yr Libor
   1929      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12              119        1 Yr Libor
   1930      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12              119        1 Yr Libor
   1931      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12              119        1 Yr Libor
   1932      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12              119        1 Yr Libor
   1933      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12              119        1 Yr Libor
   1934      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            84                12              120        1 Yr Libor
   1935      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            84                12              120        1 Yr Libor
   1936      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            81                12               81        1 Yr Libor
   1937      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            81                12               81        1 Yr Libor
   1938      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            82                12               82        1 Yr Libor
   1939      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            82                12               82        1 Yr Libor
   1940      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            82                12               82        1 Yr Libor
   1941      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            82                12               82        1 Yr Libor
   1942      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12               83        1 Yr Libor
   1943      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            83                12              N/A        1 Yr Libor
   1944      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            84                6               N/A        6 Mo Libor
   1945      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            79                6                79        6 Mo Libor
   1946      3.2500000000       5.0000000000        1.0000000000     11.6250000000      3.2500000000            80                6               116        6 Mo Libor
   1947      2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            80                6               116        6 Mo Libor
   1948      2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            80                6               N/A        6 Mo Libor
   1949      2.7500000000       5.0000000000        1.0000000000     11.5000000000      2.7500000000            81                6               N/A        6 Mo Libor
   1950      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            84                6               N/A        6 Mo Libor
   1951      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            82                12              118        1 Yr Libor
   1952      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1953      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1954      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1955      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1956      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1957      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1958      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1959      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            84                12              120        1 Yr Libor
   1960      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            84                12              120        1 Yr Libor
   1961      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            84                12              120        1 Yr Libor
   1962      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            79                12              115        1 Yr Libor
   1963      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            84                12              120        1 Yr Libor
   1964      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            84                12              120        1 Yr Libor
   1965      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1966      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1967      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            82                12              N/A        1 Yr Libor
   1968      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            81                12              117        1 Yr Libor
   1969      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            82                12              118        1 Yr Libor
   1970      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            82                12              118        1 Yr Libor
   1971      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1972      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1973      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1974      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1975      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              119        1 Yr Libor
   1976      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            84                12              120        1 Yr Libor
   1977      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            84                12              120        1 Yr Libor
   1978      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            84                12              120        1 Yr Libor
   1979      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            84                12              120        1 Yr Libor
   1980      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            84                12              120        1 Yr Libor
   1981      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            82                12               82        1 Yr Libor
   1982      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            82                12               82        1 Yr Libor
   1983      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12               83        1 Yr Libor
   1984      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            83                12              N/A        1 Yr Libor
   1985      2.2500000000       6.0000000000        2.0000000000     12.5000000000      2.2500000000            83                6               119        6 Mo Libor
   1986      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            78                12               78        1 Yr Libor
   1987      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            81                12              117        1 Yr Libor
   1988      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            82                12              118        1 Yr Libor
   1989      2.5000000000       5.0000000000        2.0000000000     11.7500000000      2.5000000000            75                12               75        1 Yr Libor
   1990      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            84                12               84        1 Yr Libor
   1991      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            84                6               N/A        6 Mo Libor
   1992      2.2500000000       5.0000000000        1.0000000000     11.7500000000      2.2500000000            80                6               116        6 Mo Libor
   1993      2.7500000000       5.0000000000        1.0000000000     11.6250000000      2.7500000000            80                6               N/A        6 Mo Libor
   1994      2.2500000000       6.0000000000        2.0000000000     13.2500000000      2.2500000000            76                6               112        6 Mo Libor
   1995      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            82                12              118        1 Yr Libor
   1996      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            82                12              118        1 Yr Libor
   1997      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            83                12              119        1 Yr Libor
   1998      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            83                12              119        1 Yr Libor
   1999      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            83                12              119        1 Yr Libor
   2000      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            83                12              119        1 Yr Libor
   2001      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            84                12              120        1 Yr Libor
   2002      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            84                12              120        1 Yr Libor
   2003      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            82                12               82        1 Yr Libor
   2004      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            83                12              119        1 Yr Libor
   2005      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            84                12              120        1 Yr Libor
   2006      2.2500000000       2.0000000000        2.0000000000     12.6250000000      2.2500000000            82                12              118        1 Yr Libor
   2007      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            82                12              118        1 Yr Libor
   2008      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            82                12              118        1 Yr Libor
   2009      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            82                12              118        1 Yr Libor
   2010      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            83                12              119        1 Yr Libor
   2011      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            83                12              119        1 Yr Libor
   2012      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            83                12              119        1 Yr Libor
   2013      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            83                12              119        1 Yr Libor
   2014      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            83                12              119        1 Yr Libor
   2015      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            83                12              119        1 Yr Libor
   2016      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            84                12              120        1 Yr Libor
   2017      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            84                12              120        1 Yr Libor
   2018      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            83                12               83        1 Yr Libor
   2019      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            83                12              N/A        1 Yr Libor
   2020      2.2500000000       6.0000000000        2.0000000000     12.6250000000      2.2500000000            82                6               118        6 Mo Libor
   2021      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            78                12              114        1 Yr Libor
   2022      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            79                12              115        1 Yr Libor
   2023      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            81                12              117        1 Yr Libor
   2024      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            83                12              119        1 Yr Libor
   2025      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            83                12              119        1 Yr Libor
   2026      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            83                12              119        1 Yr Libor
   2027      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            79                12              N/A        1 Yr Libor
   2028      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            80                12              N/A        1 Yr Libor
   2029      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            76                6               112        6 Mo Libor
   2030      2.7500000000       5.0000000000        1.0000000000     11.7500000000      2.7500000000            80                6               116        6 Mo Libor
   2031      2.7500000000       5.0000000000        1.0000000000     11.7500000000      2.7500000000            80                6               116        6 Mo Libor
   2032      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            82                6               118        6 Mo Libor
   2033      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            84                6               120        6 Mo Libor
   2034      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            84                6               120        6 Mo Libor
   2035      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            84                6               120        6 Mo Libor
   2036      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            80                12              116        1 Yr Libor
   2037      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2038      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2039      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2040      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2041      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2042      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            84                12              120        1 Yr Libor
   2043      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2044      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            84                12              120        1 Yr Libor
   2045      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            80                12              116        1 Yr Libor
   2046      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            82                12              118        1 Yr Libor
   2047      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            81                12              117        1 Yr Libor
   2048      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            81                12              117        1 Yr Libor
   2049      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2050      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2051      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2052      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2053      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2054      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2055      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2056      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2057      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2058      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2059      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            84                12              120        1 Yr Libor
   2060      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            84                12              120        1 Yr Libor
   2061      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            84                12              120        1 Yr Libor
   2062      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            82                12               82        1 Yr Libor
   2063      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12               83        1 Yr Libor
   2064      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12               83        1 Yr Libor
   2065      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12               83        1 Yr Libor
   2066      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            83                12               83        1 Yr Libor
   2067      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            84                12               84        1 Yr Libor
   2068      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            84                12              N/A        1 Yr Libor
   2069      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            84                6               N/A        6 Mo Libor
   2070      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            79                12              115        1 Yr Libor
   2071      2.5000000000       5.0000000000        2.0000000000     12.0000000000      2.5000000000            82                12              118        1 Yr Libor
   2072      2.5000000000       5.0000000000        2.0000000000     12.0000000000      2.5000000000            83                12              119        1 Yr Libor
   2073      2.5000000000       5.0000000000        2.0000000000     12.0000000000      2.5000000000            83                12              119        1 Yr Libor
   2074      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            81                12              N/A        1 Yr Libor
   2075      3.2500000000       5.0000000000        1.0000000000     12.0000000000      3.2500000000            80                6                80        6 Mo Libor
   2076      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            80                6               116        6 Mo Libor
   2077      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            78                6               114        6 Mo Libor
   2078      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            80                6               116        6 Mo Libor
   2079      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            80                6               116        6 Mo Libor
   2080      2.7500000000       5.0000000000        1.0000000000     11.8750000000      2.7500000000            81                6               117        6 Mo Libor
   2081      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            84                6               120        6 Mo Libor
   2082      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            79                12              115        1 Yr Libor
   2083      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            82                12              118        1 Yr Libor
   2084      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2085      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2086      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2087      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            84                12              120        1 Yr Libor
   2088      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            84                12              120        1 Yr Libor
   2089      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            84                12              120        1 Yr Libor
   2090      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2091      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            84                12              120        1 Yr Libor
   2092      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            84                12              120        1 Yr Libor
   2093      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            77                12              113        1 Yr Libor
   2094      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            82                12              118        1 Yr Libor
   2095      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            82                12              118        1 Yr Libor
   2096      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            82                12              118        1 Yr Libor
   2097      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            82                12              118        1 Yr Libor
   2098      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2099      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2100      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            83                12              119        1 Yr Libor
   2101      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2102      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2103      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2104      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2105      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2106      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2107      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2108      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2109      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2110      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            82                12               82        1 Yr Libor
   2111      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            82                12               82        1 Yr Libor
   2112      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            82                12               82        1 Yr Libor
   2113      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            83                12               83        1 Yr Libor
   2114      2.7500000000       5.0000000000        2.0000000000     11.8750000000      2.7500000000            82                12              N/A        1 Yr Libor
   2115      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            84                12              N/A        1 Yr Libor
   2116      3.5000000000       5.0000000000        2.0000000000     12.1250000000      3.5000000000            76                12               76        1 Yr Libor
   2117      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            77                12              113        1 Yr Libor
   2118      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            79                12              115        1 Yr Libor
   2119      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            80                12              116        1 Yr Libor
   2120      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            80                12              116        1 Yr Libor
   2121      2.5000000000       5.0000000000        2.0000000000     12.1250000000      2.5000000000            81                12              117        1 Yr Libor
   2122      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            83                12              119        1 Yr Libor
   2123      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            79                12              N/A        1 Yr Libor
   2124      2.2500000000       6.0000000000        2.0000000000     13.1250000000      2.2500000000            84                6               120        6 Mo Libor
   2125      2.7500000000       6.0000000000        2.0000000000     13.1250000000      2.7500000000            75                6               111        6 Mo Libor
   2126      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            84                6               120        6 Mo Libor
   2127      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            83                12              119        1 Yr Libor
   2128      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            84                12              120        1 Yr Libor
   2129      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            82                12               82        1 Yr Libor
   2130      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            83                12              119        1 Yr Libor
   2131      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            82                12              118        1 Yr Libor
   2132      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            82                12              118        1 Yr Libor
   2133      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            83                12              119        1 Yr Libor
   2134      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            83                12              119        1 Yr Libor
   2135      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            83                12              119        1 Yr Libor
   2136      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            83                12              119        1 Yr Libor
   2137      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            83                12              119        1 Yr Libor
   2138      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            84                12              120        1 Yr Libor
   2139      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            84                12              120        1 Yr Libor
   2140      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            84                12              120        1 Yr Libor
   2141      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            81                12               81        1 Yr Libor
   2142      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            83                12               83        1 Yr Libor
   2143      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            83                12              N/A        1 Yr Libor
   2144      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            84                6               N/A        6 Mo Libor
   2145      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            77                12              113        1 Yr Libor
   2146      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            77                12              113        1 Yr Libor
   2147      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            78                12              114        1 Yr Libor
   2148      2.5000000000       5.0000000000        2.0000000000     12.2500000000      2.5000000000            79                12              115        1 Yr Libor
   2149      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            79                12              115        1 Yr Libor
   2150      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            82                12              118        1 Yr Libor
   2151      2.7500000000       6.0000000000        2.0000000000     13.2500000000      2.7500000000            77                6               113        6 Mo Libor
   2152      2.2500000000       6.0000000000        2.0000000000     13.2500000000      2.2500000000            82                6               N/A        6 Mo Libor
   2153      2.7500000000       6.0000000000        2.0000000000     13.2500000000      2.7500000000            75                6               111        6 Mo Libor
   2154      2.7500000000       6.0000000000        2.0000000000     13.2500000000      2.7500000000            76                6               112        6 Mo Libor
   2155      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            84                6               120        6 Mo Libor
   2156      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            84                6               120        6 Mo Libor
   2157      2.2500000000       5.0000000000        1.0000000000     12.2500000000      2.2500000000            84                6               120        6 Mo Libor
   2158      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            82                12              118        1 Yr Libor
   2159      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            83                12              119        1 Yr Libor
   2160      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            84                12              120        1 Yr Libor
   2161      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            83                12              119        1 Yr Libor
   2162      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            83                12              119        1 Yr Libor
   2163      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            83                12              119        1 Yr Libor
   2164      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            83                12              119        1 Yr Libor
   2165      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            84                12              120        1 Yr Libor
   2166      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            84                12               84        1 Yr Libor
   2167      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            83                12              N/A        1 Yr Libor
   2168      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            84                12              N/A        1 Yr Libor
   2169      2.2500000000       6.0000000000        2.0000000000     13.1250000000      2.2500000000            83                6                83        6 Mo Libor
   2170      2.5000000000       5.0000000000        2.0000000000     12.3750000000      2.5000000000            78                12              114        1 Yr Libor
   2171      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            78                12              114        1 Yr Libor
   2172      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            79                12              115        1 Yr Libor
   2173      2.5000000000       5.0000000000        2.0000000000     12.3750000000      2.5000000000            79                12              115        1 Yr Libor
   2174      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            80                12              116        1 Yr Libor
   2175      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            81                12              117        1 Yr Libor
   2176      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            82                12              118        1 Yr Libor
   2177      2.5000000000       5.0000000000        2.0000000000     12.3750000000      2.5000000000            83                12              119        1 Yr Libor
   2178      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            83                6               119        6 Mo Libor
   2179      2.7500000000       5.0000000000        1.0000000000     12.2500000000      2.7500000000            80                6               116        6 Mo Libor
   2180      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            84                6               120        6 Mo Libor
   2181      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            81                12              117        1 Yr Libor
   2182      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            83                12              119        1 Yr Libor
   2183      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            84                12              120        1 Yr Libor
   2184      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            84                12              120        1 Yr Libor
   2185      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            83                12              119        1 Yr Libor
   2186      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            83                12              119        1 Yr Libor
   2187      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            83                12              119        1 Yr Libor
   2188      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            83                12              119        1 Yr Libor
   2189      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            83                12              119        1 Yr Libor
   2190      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            84                12              120        1 Yr Libor
   2191      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            82                12               82        1 Yr Libor
   2192      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            84                12               84        1 Yr Libor
   2193      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            83                12              N/A        1 Yr Libor
   2194      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            84                12              N/A        1 Yr Libor
   2195      2.5000000000       5.0000000000        2.0000000000     12.5000000000      2.5000000000            76                12              112        1 Yr Libor
   2196      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            81                12              117        1 Yr Libor
   2197      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            81                12              117        1 Yr Libor
   2198      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            82                12              118        1 Yr Libor
   2199      2.5000000000       5.0000000000        2.0000000000     12.5000000000      2.5000000000            83                12              119        1 Yr Libor
   2200      2.5000000000       5.0000000000        2.0000000000     12.5000000000      2.5000000000            82                12               82        1 Yr Libor
   2201      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            79                12              N/A        1 Yr Libor
   2202      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            81                12              N/A        1 Yr Libor
   2203      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            82                12              N/A        1 Yr Libor
   2204      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            84                6               120        6 Mo Libor
   2205      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            84                6               N/A        6 Mo Libor
   2206      2.7500000000       5.0000000000        1.0000000000     12.5000000000      2.7500000000            84                6               N/A        6 Mo Libor
   2207      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            84                12              120        1 Yr Libor
   2208      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            84                12              120        1 Yr Libor
   2209      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            84                12              120        1 Yr Libor
   2210      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            83                12              119        1 Yr Libor
   2211      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            84                12              120        1 Yr Libor
   2212      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            83                12              N/A        1 Yr Libor
   2213      2.2500000000       6.0000000000        2.0000000000     13.3750000000      2.2500000000            82                6               118        6 Mo Libor
   2214      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            78                12              114        1 Yr Libor
   2215      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            79                12              115        1 Yr Libor
   2216      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            79                12              115        1 Yr Libor
   2217      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            80                12              116        1 Yr Libor
   2218      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            80                12              116        1 Yr Libor
   2219      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            81                12              117        1 Yr Libor
   2220      2.5000000000       5.0000000000        2.0000000000     12.6250000000      2.5000000000            83                12              119        1 Yr Libor
   2221      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            79                12               79        1 Yr Libor
   2222      2.7500000000       5.0000000000        1.0000000000     12.5000000000      2.7500000000            78                6               114        6 Mo Libor
   2223      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            80                6               116        6 Mo Libor
   2224      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            81                6               117        6 Mo Libor
   2225      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            84                6               120        6 Mo Libor
   2226      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            83                12              119        1 Yr Libor
   2227      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            83                12              119        1 Yr Libor
   2228      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            84                12              120        1 Yr Libor
   2229      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            84                12              120        1 Yr Libor
   2230      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            82                12              118        1 Yr Libor
   2231      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            83                12              119        1 Yr Libor
   2232      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            83                12              119        1 Yr Libor
   2233      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            83                12              119        1 Yr Libor
   2234      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            84                12              120        1 Yr Libor
   2235      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            83                12               83        1 Yr Libor
   2236      2.2500000000       6.0000000000        2.0000000000     13.5000000000      2.2500000000            82                6               118        6 Mo Libor
   2237      2.7500000000       5.0000000000        1.0000000000     13.5000000000      2.7500000000            80                6               N/A        6 Mo Libor
   2238      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            81                6               117        6 Mo Libor
   2239      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            77                12              113        1 Yr Libor
   2240      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            79                12              115        1 Yr Libor
   2241      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            79                12              115        1 Yr Libor
   2242      2.5000000000       5.0000000000        2.0000000000     12.7500000000      2.5000000000            81                12              117        1 Yr Libor
   2243      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            82                12              118        1 Yr Libor
   2244      2.5000000000       5.0000000000        2.0000000000     12.7500000000      2.5000000000            75                12               75        1 Yr Libor
   2245      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            83                12               83        1 Yr Libor
   2246      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            83                6               119        6 Mo Libor
   2247      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            79                6               115        6 Mo Libor
   2248      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            79                6               115        6 Mo Libor
   2249      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            80                6               116        6 Mo Libor
   2250      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            84                6               120        6 Mo Libor
   2251      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            80                6                80        6 Mo Libor
   2252      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            80                6                80        6 Mo Libor
   2253      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            82                12              118        1 Yr Libor
   2254      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            83                12              119        1 Yr Libor
   2255      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            83                12              119        1 Yr Libor
   2256      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            84                12              120        1 Yr Libor
   2257      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            84                12              120        1 Yr Libor
   2258      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            83                12              N/A        1 Yr Libor
   2259      2.2500000000       6.0000000000        2.0000000000     13.6250000000      2.2500000000            82                6               118        6 Mo Libor
   2260      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            84                6               N/A        6 Mo Libor
   2261      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            76                12              112        1 Yr Libor
   2262      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            78                12              114        1 Yr Libor
   2263      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            78                12              114        1 Yr Libor
   2264      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            79                12              115        1 Yr Libor
   2265      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            81                12              117        1 Yr Libor
   2266      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            82                12              118        1 Yr Libor
   2267      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            82                12              118        1 Yr Libor
   2268      2.5000000000       5.0000000000        2.0000000000     12.8750000000      2.5000000000            83                12              119        1 Yr Libor
   2269      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            81                12              N/A        1 Yr Libor
   2270      2.5000000000       5.0000000000        2.0000000000     12.8750000000      2.5000000000            83                12              N/A        1 Yr Libor
   2271      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            83                12              N/A        1 Yr Libor
   2272      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            80                6               116        6 Mo Libor
   2273      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            82                6               118        6 Mo Libor
   2274      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            83                6               N/A        6 Mo Libor
   2275      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            84                6               N/A        6 Mo Libor
   2276      2.2500000000       5.0000000000        1.0000000000     12.8750000000      2.2500000000            84                6               N/A        6 Mo Libor
   2277      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            84                12              120        1 Yr Libor
   2278      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2279      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2280      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            83                12              119        1 Yr Libor
   2281      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            84                12              120        1 Yr Libor
   2282      2.2500000000       6.0000000000        2.0000000000     13.7500000000      2.2500000000            83                6               119        6 Mo Libor
   2283      2.2500000000       6.0000000000        2.0000000000     13.7500000000      2.2500000000            82                6               118        6 Mo Libor
   2284      2.2500000000       5.0000000000        1.0000000000     14.6250000000      2.2500000000            82                6               118        6 Mo Libor
   2285      2.2500000000       5.0000000000        1.0000000000     12.9990000000      2.2500000000            80                6               116        6 Mo Libor
   2286      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            81                12              117        1 Yr Libor
   2287      2.5000000000       5.0000000000        2.0000000000     13.0000000000      2.5000000000            83                12              N/A        1 Yr Libor
   2288      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            83                6               119        6 Mo Libor
   2289      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            84                6               120        6 Mo Libor
   2290      2.2500000000       5.0000000000        1.0000000000     13.0000000000      2.2500000000            84                6               N/A        6 Mo Libor
   2291      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2292      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2293      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            82                12               82        1 Yr Libor
   2294      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            83                12              119        1 Yr Libor
   2295      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            82                12               82        1 Yr Libor
   2296      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            82                12               82        1 Yr Libor
   2297      2.2500000000       6.0000000000        2.0000000000     13.8750000000      2.2500000000            83                6               119        6 Mo Libor
   2298      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            81                6               117        6 Mo Libor
   2299      2.5000000000       5.0000000000        2.0000000000     13.1250000000      2.5000000000            79                12              115        1 Yr Libor
   2300      2.5000000000       5.0000000000        2.0000000000     13.1250000000      2.5000000000            81                12              117        1 Yr Libor
   2301      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            81                12               81        1 Yr Libor
   2302      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            82                12               82        1 Yr Libor
   2303      2.2500000000       6.0000000000        2.0000000000     14.0000000000      2.2500000000            83                6               119        6 Mo Libor
   2304      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            83                6               119        6 Mo Libor
   2305      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            84                6               120        6 Mo Libor
   2306      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            80                12              116        1 Yr Libor
   2307      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            81                12              117        1 Yr Libor
   2308      2.5000000000       5.0000000000        2.0000000000     13.2500000000      2.5000000000            83                12              119        1 Yr Libor
   2309      2.5000000000       5.0000000000        2.0000000000     13.2500000000      2.5000000000            83                12              119        1 Yr Libor
   2310      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            84                6               120        6 Mo Libor
   2311      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            79                6               115        6 Mo Libor
   2312      2.7500000000       6.0000000000        2.0000000000     14.2500000000      2.7500000000            84                6               120        6 Mo Libor
   2313      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            79                6               115        6 Mo Libor
   2314      2.7500000000       5.0000000000        1.0000000000     13.1250000000      2.7500000000            80                6               116        6 Mo Libor
   2315      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            80                6               116        6 Mo Libor
   2316      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            83                6               119        6 Mo Libor
   2317      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            84                6               120        6 Mo Libor
   2318      2.2500000000       5.0000000000        1.0000000000     13.2500000000      2.2500000000            84                6               120        6 Mo Libor
   2319      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            83                6               119        6 Mo Libor
   2320      2.5000000000       5.0000000000        2.0000000000     13.3750000000      2.5000000000            83                12              N/A        1 Yr Libor
   2321      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            84                6               120        6 Mo Libor
   2322      2.2500000000       5.0000000000        1.0000000000     13.3750000000      2.2500000000            80                6               N/A        6 Mo Libor
   2323      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            84                6               N/A        6 Mo Libor
   2324      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            83                12              119        1 Yr Libor
   2325      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            80                12              116        1 Yr Libor
   2326      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            82                12              118        1 Yr Libor
   2327      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            83                12              119        1 Yr Libor
   2328      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            83                12              119        1 Yr Libor
   2329      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            84                12              120        1 Yr Libor
   2330      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            84                12              120        1 Yr Libor
   2331      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            84                12              120        1 Yr Libor
   2332      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            80                12              116        1 Yr Libor
   2333      2.5000000000       5.0000000000        2.0000000000     13.5000000000      2.5000000000            80                12              116        1 Yr Libor
   2334      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            82                12              118        1 Yr Libor
   2335      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            82                12              118        1 Yr Libor
   2336      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            81                12              N/A        1 Yr Libor
   2337      2.5000000000       5.0000000000        2.0000000000     13.5000000000      2.5000000000            82                12              N/A        1 Yr Libor
   2338      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            82                12              N/A        1 Yr Libor
   2339      2.5000000000       5.0000000000        2.0000000000     13.5000000000      2.5000000000            83                12              N/A        1 Yr Libor
   2340      2.2500000000       5.0000000000        1.0000000000     13.5000000000      2.2500000000            84                6               N/A        6 Mo Libor
   2341      2.2500000000       5.0000000000        2.0000000000     13.3750000000      2.2500000000            84                12              120        1 Yr Libor
   2342      2.2500000000       5.0000000000        2.0000000000     13.3750000000      2.2500000000            84                12              120        1 Yr Libor
   2343      2.2500000000       5.0000000000        1.0000000000     14.1250000000      2.2500000000            82                6               118        6 Mo Libor
   2344      2.5000000000       5.0000000000        2.0000000000     13.6250000000      2.5000000000            82                12              118        1 Yr Libor
   2345      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            74                12              N/A        1 Yr Libor
   2346      2.2500000000       5.0000000000        2.0000000000     13.6250000000      2.2500000000            81                12              N/A        1 Yr Libor
   2347      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            81                6               117        6 Mo Libor
   2348      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            83                12              119        1 Yr Libor
   2349      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            83                12               83        1 Yr Libor
   2350      2.2500000000       6.0000000000        2.0000000000     14.5000000000      2.2500000000            82                6               118        6 Mo Libor
   2351      2.2500000000       6.0000000000        2.0000000000     14.5000000000      2.2500000000            82                6               118        6 Mo Libor
   2352      2.5000000000       5.0000000000        2.0000000000     13.7500000000      2.5000000000            80                12              116        1 Yr Libor
   2353      2.2500000000       5.0000000000        2.0000000000     13.7500000000      2.2500000000            81                12              117        1 Yr Libor
   2354      2.2500000000       5.0000000000        2.0000000000     13.7500000000      2.2500000000            81                12              N/A        1 Yr Libor
   2355      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            81                6               N/A        6 Mo Libor
   2356      2.2500000000       5.0000000000        1.0000000000     13.7500000000      2.2500000000            82                6               118        6 Mo Libor
   2357      2.2500000000       6.0000000000        2.0000000000     14.7500000000      2.2500000000            84                6               120        6 Mo Libor
   2358      2.2500000000       5.0000000000        2.0000000000     13.6250000000      2.2500000000            83                12               83        1 Yr Libor
   2359      2.2500000000       6.0000000000        2.0000000000     14.6250000000      2.2500000000            83                6               119        6 Mo Libor
   2360      2.2500000000       5.0000000000        2.0000000000     13.7500000000      2.2500000000            84                12              120        1 Yr Libor
   2361      2.2500000000       5.0000000000        2.0000000000     13.7500000000      2.2500000000            84                12              120        1 Yr Libor
   2362      2.2500000000       5.0000000000        2.0000000000     13.7500000000      2.2500000000            84                12              120        1 Yr Libor
   2363      2.2500000000       6.0000000000        2.0000000000     14.7500000000      2.2500000000            83                6               119        6 Mo Libor
   2364      2.2500000000       6.0000000000        2.0000000000     14.7500000000      2.2500000000            83                6               119        6 Mo Libor
   2365      2.2500000000       5.0000000000        1.0000000000     14.0000000000      2.2500000000            83                6               N/A        6 Mo Libor
   2366      2.2500000000       5.0000000000        2.0000000000     13.8750000000      2.2500000000            83                12               83        1 Yr Libor
   2367      2.2500000000       6.0000000000        2.0000000000     14.8750000000      2.2500000000            82                6               118        6 Mo Libor
   2368      2.2500000000       6.0000000000        2.0000000000     14.8750000000      2.2500000000            83                6               119        6 Mo Libor
   2369      2.2500000000       5.0000000000        2.0000000000     13.9990000000      2.2500000000            83                12              119        1 Yr Libor
   2370      2.2500000000       5.0000000000        2.0000000000     14.0000000000      2.2500000000            82                12               82        1 Yr Libor
   2371      2.2500000000       6.0000000000        2.0000000000     15.0000000000      2.2500000000            83                6               119        6 Mo Libor
   2372      2.2500000000       6.0000000000        2.0000000000     15.0000000000      2.2500000000            83                6               119        6 Mo Libor
   2373      2.2500000000       5.0000000000        1.0000000000     14.5000000000      2.2500000000            82                6               118        6 Mo Libor
   2374      2.2500000000       5.0000000000        1.0000000000     14.2500000000      2.2500000000            84                6               N/A        6 Mo Libor
   2375      2.2500000000       5.0000000000        1.0000000000     14.8750000000      2.2500000000            83                6               119        6 Mo Libor
   2376      2.2500000000       5.0000000000        1.0000000000     14.8750000000      2.2500000000            83                6               N/A        6 Mo Libor
   2377      2.2500000000       5.0000000000        1.0000000000     15.5000000000      2.2500000000            83                6               119        6 Mo Libor
   2378      2.2500000000       5.0000000000        1.0000000000     14.8750000000      2.2500000000            84                6               N/A        6 Mo Libor
   2379      2.2500000000       5.0000000000        1.0000000000     14.8750000000      2.2500000000            84                6               120        6 Mo Libor
   2380      2.2500000000       5.0000000000        1.0000000000     16.5000000000      2.2500000000            120               6               N/A        6 Mo Libor
   2381      2.2500000000       5.0000000000        2.0000000000     10.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2382      2.2500000000       5.0000000000        2.0000000000     10.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2383      2.2500000000       5.0000000000        2.0000000000     10.5000000000      2.2500000000            117               12              117        1 Yr Libor
   2384      2.2500000000       5.0000000000        2.0000000000     10.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2385      2.7500000000       6.0000000000        2.0000000000     11.7500000000      2.7500000000            112               6               112        6 Mo Libor
   2386      2.2500000000       5.0000000000        2.0000000000     10.6250000000      2.2500000000            118               12              118        1 Yr Libor
   2387      2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2388      2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2389      2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2390      2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2391      2.2500000000       5.0000000000        2.0000000000     10.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2392      2.7500000000       6.0000000000        2.0000000000     12.0000000000      2.7500000000            113               6               113        6 Mo Libor
   2393      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2394      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2395      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            118               12              N/A        1 Yr Libor
   2396      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2397      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2398      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2399      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2400      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2401      2.2500000000       5.0000000000        2.0000000000     10.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2402      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2403      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2404      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            120               12              120        1 Yr Libor
   2405      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            120               12              120        1 Yr Libor
   2406      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2407      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            120               12              120        1 Yr Libor
   2408      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2409      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2410      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2411      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2412      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2413      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2414      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2415      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2416      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2417      2.2500000000       5.0000000000        2.0000000000     11.0000000000      2.2500000000            120               12              120        1 Yr Libor
   2418      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            111               12              111        1 Yr Libor
   2419      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2420      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2421      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2422      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2423      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2424      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2425      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            119               12              N/A        1 Yr Libor
   2426      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2427      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2428      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2429      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2430      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2431      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2432      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2433      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            120               12              120        1 Yr Libor
   2434      2.2500000000       5.0000000000        2.0000000000     11.1250000000      2.2500000000            118               12              N/A        1 Yr Libor
   2435      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            104               12              104        1 Yr Libor
   2436      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2437      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2438      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2439      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2440      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2441      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            120               12              N/A        1 Yr Libor
   2442      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2443      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2444      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2445      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2446      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2447      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2448      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2449      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              N/A        1 Yr Libor
   2450      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            120               12              N/A        1 Yr Libor
   2451      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2452      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2453      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2454      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2455      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2456      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2457      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2458      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2459      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2460      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2461      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2462      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              N/A        1 Yr Libor
   2463      2.2500000000       5.0000000000        2.0000000000     11.2500000000      2.2500000000            118               12              N/A        1 Yr Libor
   2464      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            116               12              116        1 Yr Libor
   2465      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            120               6               120        6 Mo Libor
   2466      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            120               6               120        6 Mo Libor
   2467      2.2500000000       5.0000000000        1.0000000000     11.5000000000      2.2500000000            120               6               120        6 Mo Libor
   2468      2.7500000000       5.0000000000        2.0000000000     11.3750000000      2.7500000000            120               12              N/A        1 Yr Treas
   2469      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2470      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2471      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2472      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2473      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2474      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2475      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2476      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2477      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2478      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2479      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2480      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2481      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            117               12              117        1 Yr Libor
   2482      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2483      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2484      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2485      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2486      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2487      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2488      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2489      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2490      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2491      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2492      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              N/A        1 Yr Libor
   2493      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            120               12              N/A        1 Yr Libor
   2494      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2495      2.2500000000       5.0000000000        1.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2496      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2497      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2498      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2499      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2500      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2501      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              N/A        1 Yr Libor
   2502      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            116               12              116        1 Yr Libor
   2503      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2504      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2505      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2506      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2507      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2508      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2509      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2510      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2511      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2512      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2513      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2514      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2515      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2516      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2517      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2518      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2519      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2520      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            118               12              N/A        1 Yr Libor
   2521      2.2500000000       5.0000000000        2.0000000000     11.3750000000      2.2500000000            120               12              N/A        1 Yr Libor
   2522      2.7500000000       5.0000000000        2.0000000000     11.5000000000      2.7500000000            108               12              N/A        1 Yr Treas
   2523      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            106               12              N/A        1 Yr Libor
   2524      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            107               12              N/A        1 Yr Libor
   2525      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            111               12              111        1 Yr Libor
   2526      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            120               6               120        6 Mo Libor
   2527      2.2500000000       5.0000000000        1.0000000000     11.6250000000      2.2500000000            119               6               119        6 Mo Libor
   2528      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            114               12              114        1 Yr Libor
   2529      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2530      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2531      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2532      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2533      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2534      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2535      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2536      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2537      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2538      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2539      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2540      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2541      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2542      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2543      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2544      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2545      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              N/A        1 Yr Libor
   2546      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            117               12              117        1 Yr Libor
   2547      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2548      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2549      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2550      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2551      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2552      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2553      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2554      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              N/A        1 Yr Libor
   2555      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            117               12              117        1 Yr Libor
   2556      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2557      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2558      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2559      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2560      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2561      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              N/A        1 Yr Libor
   2562      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              N/A        1 Yr Libor
   2563      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            116               12              116        1 Yr Libor
   2564      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            117               12              117        1 Yr Libor
   2565      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2566      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2567      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2568      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2569      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2570      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2571      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2572      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2573      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2574      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2575      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2576      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2577      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2578      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2579      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2580      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2581      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2582      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2583      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2584      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2585      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2586      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2587      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2588      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2589      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2590      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2591      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2592      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            117               12              N/A        1 Yr Libor
   2593      2.7500000000       5.0000000000        2.0000000000     11.5000000000      2.7500000000            118               12              N/A        1 Yr Libor
   2594      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              N/A        1 Yr Libor
   2595      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            118               12              N/A        1 Yr Libor
   2596      2.2500000000       5.0000000000        2.0000000000     11.5000000000      2.2500000000            119               12              N/A        1 Yr Libor
   2597      2.5000000000       5.0000000000        2.0000000000     11.7500000000      2.5000000000            115               12              115        1 Yr Libor
   2598      2.2500000000       6.0000000000        2.0000000000     12.7500000000      2.2500000000            120               6               120        6 Mo Libor
   2599      2.7500000000       5.0000000000        2.0000000000     12.0000000000      2.7500000000            119               12              119        1 Yr Libor
   2600      2.8750000000       5.0000000000        2.0000000000     12.1250000000      2.8750000000            120               12              120        1 Yr Libor
   2601      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            118               12              118        1 Yr Libor
   2602      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            118               12              118        1 Yr Libor
   2603      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            118               12              118        1 Yr Libor
   2604      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            118               12              118        1 Yr Libor
   2605      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2606      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2607      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            120               12              120        1 Yr Libor
   2608      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            120               12              120        1 Yr Libor
   2609      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            120               12              120        1 Yr Libor
   2610      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            120               12              120        1 Yr Libor
   2611      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            120               12              120        1 Yr Libor
   2612      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            120               12              120        1 Yr Libor
   2613      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            120               12              120        1 Yr Libor
   2614      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2615      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2616      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2617      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            120               12              120        1 Yr Libor
   2618      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            117               12              N/A        1 Yr Libor
   2619      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              N/A        1 Yr Libor
   2620      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              N/A        1 Yr Libor
   2621      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              N/A        1 Yr Libor
   2622      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2623      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2624      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            117               12              117        1 Yr Libor
   2625      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            118               12              118        1 Yr Libor
   2626      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            118               12              118        1 Yr Libor
   2627      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2628      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2629      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2630      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2631      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2632      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2633      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2634      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2635      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2636      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2637      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2638      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2639      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            119               12              119        1 Yr Libor
   2640      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            120               12              120        1 Yr Libor
   2641      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            120               12              120        1 Yr Libor
   2642      2.2500000000       5.0000000000        2.0000000000     11.6250000000      2.2500000000            120               12              120        1 Yr Libor
   2643      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            115               12              115        1 Yr Treas
   2644      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            111               12              111        1 Yr Libor
   2645      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            111               12              111        1 Yr Libor
   2646      2.5000000000       5.0000000000        2.0000000000     11.8750000000      2.5000000000            112               12              112        1 Yr Libor
   2647      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            113               12              113        1 Yr Libor
   2648      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            114               12              114        1 Yr Libor
   2649      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            115               12              115        1 Yr Libor
   2650      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            120               6               120        6 Mo Libor
   2651      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            119               6               119        6 Mo Libor
   2652      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            120               6               120        6 Mo Libor
   2653      2.2500000000       5.0000000000        1.0000000000     11.8750000000      2.2500000000            120               6               120        6 Mo Libor
   2654      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            119               6               119        6 Mo Libor
   2655      2.2500000000       6.0000000000        2.0000000000     12.8750000000      2.2500000000            120               6               N/A        6 Mo Libor
   2656      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2657      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2658      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2659      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2660      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2661      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2662      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2663      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2664      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2665      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2666      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2667      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2668      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2669      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2670      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2671      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              N/A        1 Yr Libor
   2672      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              N/A        1 Yr Libor
   2673      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2674      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2675      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2676      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2677      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2678      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2679      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2680      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2681      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2682      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2683      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2684      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2685      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2686      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2687      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              N/A        1 Yr Libor
   2688      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            117               12              117        1 Yr Libor
   2689      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2690      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2691      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2692      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2693      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2694      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              N/A        1 Yr Libor
   2695      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            117               12              117        1 Yr Libor
   2696      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            117               12              117        1 Yr Libor
   2697      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2698      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2699      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2700      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2701      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2702      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2703      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2704      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2705      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2706      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2707      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              118        1 Yr Libor
   2708      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2709      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2710      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2711      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2712      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2713      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2714      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2715      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2716      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2717      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2718      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2719      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              119        1 Yr Libor
   2720      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2721      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2722      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2723      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2724      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2725      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2726      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2727      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2728      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2729      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2730      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            120               12              120        1 Yr Libor
   2731      2.2500000000       2.0000000000        2.0000000000     11.6250000000      2.2500000000            114               12              N/A        1 Yr Libor
   2732      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              N/A        1 Yr Libor
   2733      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            118               12              N/A        1 Yr Libor
   2734      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              N/A        1 Yr Libor
   2735      2.2500000000       5.0000000000        2.0000000000     11.7500000000      2.2500000000            119               12              N/A        1 Yr Libor
   2736      2.7500000000       5.0000000000        2.0000000000     11.8750000000      2.7500000000            114               12              114        1 Yr Treas
   2737      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            108               12              N/A        1 Yr Libor
   2738      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2739      2.2500000000       6.0000000000        2.0000000000     13.0000000000      2.2500000000            120               6               120        6 Mo Libor
   2740      2.2500000000       5.0000000000        1.0000000000     12.0000000000      2.2500000000            118               6               N/A        6 Mo Libor
   2741      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2742      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2743      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2744      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2745      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2746      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2747      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2748      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2749      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2750      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2751      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2752      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2753      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2754      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2755      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2756      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2757      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2758      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2759      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2760      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2761      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              N/A        1 Yr Libor
   2762      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2763      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2764      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2765      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2766      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2767      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2768      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2769      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2770      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2771      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2772      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2773      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2774      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2775      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2776      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2777      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            117               12              117        1 Yr Libor
   2778      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2779      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2780      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2781      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2782      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2783      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2784      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2785      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2786      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2787      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            115               12              115        1 Yr Libor
   2788      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            117               12              117        1 Yr Libor
   2789      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2790      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2791      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2792      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2793      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2794      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2795      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2796      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2797      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2798      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2799      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2800      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2801      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              118        1 Yr Libor
   2802      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2803      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2804      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2805      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2806      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2807      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2808      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2809      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2810      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2811      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2812      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2813      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2814      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            119               12              119        1 Yr Libor
   2815      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2816      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2817      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2818      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2819      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2820      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2821      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            120               12              120        1 Yr Libor
   2822      2.2500000000       5.0000000000        2.0000000000     11.8750000000      2.2500000000            118               12              N/A        1 Yr Libor
   2823      2.5000000000       5.0000000000        2.0000000000     12.1250000000      2.5000000000            114               12              114        1 Yr Libor
   2824      2.2500000000       5.0000000000        1.0000000000     12.1250000000      2.2500000000            115               6               N/A        6 Mo Libor
   2825      2.2500000000       6.0000000000        2.0000000000     13.1250000000      2.2500000000            117               6               N/A        6 Mo Libor
   2826      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2827      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2828      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2829      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2830      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2831      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2832      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2833      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2834      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2835      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            120               12              120        1 Yr Libor
   2836      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            120               12              120        1 Yr Libor
   2837      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            120               12              120        1 Yr Libor
   2838      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            120               12              N/A        1 Yr Libor
   2839      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2840      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2841      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2842      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2843      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2844      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2845      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2846      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2847      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2848      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2849      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            120               12              120        1 Yr Libor
   2850      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            120               12              120        1 Yr Libor
   2851      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            120               12              120        1 Yr Libor
   2852      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2853      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            120               12              120        1 Yr Libor
   2854      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            120               12              120        1 Yr Libor
   2855      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2856      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2857      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2858      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2859      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2860      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2861      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            118               12              118        1 Yr Libor
   2862      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2863      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2864      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2865      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2866      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2867      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2868      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2869      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2870      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2871      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              119        1 Yr Libor
   2872      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            120               12              120        1 Yr Libor
   2873      2.2500000000       5.0000000000        2.0000000000     12.0000000000      2.2500000000            119               12              N/A        1 Yr Libor
   2874      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            111               12              111        1 Yr Libor
   2875      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            113               12              113        1 Yr Libor
   2876      2.5000000000       5.0000000000        2.0000000000     12.2500000000      2.5000000000            115               12              115        1 Yr Libor
   2877      2.2500000000       6.0000000000        2.0000000000     13.2500000000      2.2500000000            120               6               N/A        6 Mo Libor
   2878      2.6250000000       5.0000000000        2.0000000000     12.2500000000      2.6250000000            120               12              120        1 Yr Libor
   2879      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2880      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2881      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2882      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            120               12              120        1 Yr Libor
   2883      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            120               12              120        1 Yr Libor
   2884      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            120               12              120        1 Yr Libor
   2885      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            120               12              120        1 Yr Libor
   2886      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            120               12              120        1 Yr Libor
   2887      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2888      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2889      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            120               12              120        1 Yr Libor
   2890      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            120               12              120        1 Yr Libor
   2891      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            120               12              120        1 Yr Libor
   2892      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2893      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            117               12              117        1 Yr Libor
   2894      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            117               12              117        1 Yr Libor
   2895      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            117               12              117        1 Yr Libor
   2896      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2897      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2898      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2899      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2900      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2901      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2902      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2903      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2904      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            118               12              118        1 Yr Libor
   2905      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2906      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2907      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2908      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            119               12              119        1 Yr Libor
   2909      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            120               12              120        1 Yr Libor
   2910      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            120               12              120        1 Yr Libor
   2911      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            117               12              N/A        1 Yr Libor
   2912      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            118               12              N/A        1 Yr Libor
   2913      2.7500000000       5.0000000000        2.0000000000     12.1250000000      2.7500000000            118               12              N/A        1 Yr Libor
   2914      2.2500000000       5.0000000000        2.0000000000     12.1250000000      2.2500000000            119               12              N/A        1 Yr Libor
   2915      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2916      2.2500000000       5.0000000000        1.5000000000     12.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2917      2.2500000000       5.0000000000        1.0000000000     12.3750000000      2.2500000000            118               6               118        6 Mo Libor
   2918      2.2500000000       6.0000000000        2.0000000000     13.3750000000      2.2500000000            119               6               119        6 Mo Libor
   2919      2.2500000000       6.0000000000        2.0000000000     13.3750000000      2.2500000000            120               6               N/A        6 Mo Libor
   2920      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2921      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2922      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2923      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2924      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2925      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2926      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2927      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2928      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2929      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2930      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2931      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2932      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2933      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              N/A        1 Yr Libor
   2934      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            116               12              116        1 Yr Libor
   2935      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2936      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2937      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2938      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2939      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2940      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2941      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2942      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2943      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            117               12              117        1 Yr Libor
   2944      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            117               12              117        1 Yr Libor
   2945      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            117               12              117        1 Yr Libor
   2946      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            117               12              117        1 Yr Libor
   2947      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2948      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2949      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            118               12              118        1 Yr Libor
   2950      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2951      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2952      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2953      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2954      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2955      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            119               12              119        1 Yr Libor
   2956      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2957      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2958      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2959      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2960      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            120               12              120        1 Yr Libor
   2961      2.2500000000       5.0000000000        2.0000000000     12.2500000000      2.2500000000            117               12              N/A        1 Yr Libor
   2962      2.2500000000       5.0000000000        1.0000000000     12.5000000000      2.2500000000            116               6               116        6 Mo Libor
   2963      2.2500000000       6.0000000000        2.0000000000     13.5000000000      2.2500000000            119               6               N/A        6 Mo Libor
   2964      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2965      2.7500000000       5.0000000000        2.0000000000     12.3750000000      2.7500000000            120               12              120        1 Yr Libor
   2966      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2967      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2968      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2969      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            119               12              N/A        1 Yr Libor
   2970      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            119               12              N/A        1 Yr Libor
   2971      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2972      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2973      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2974      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2975      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2976      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            117               12              117        1 Yr Libor
   2977      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            117               12              117        1 Yr Libor
   2978      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            117               12              117        1 Yr Libor
   2979      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2980      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2981      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2982      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2983      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2984      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2985      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            118               12              118        1 Yr Libor
   2986      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2987      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2988      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            119               12              119        1 Yr Libor
   2989      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2990      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2991      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2992      2.2500000000       5.0000000000        2.0000000000     12.3750000000      2.2500000000            120               12              120        1 Yr Libor
   2993      2.2500000000       5.0000000000        1.0000000000     12.6250000000      2.2500000000            116               6               116        6 Mo Libor
   2994      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2995      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            118               12              118        1 Yr Libor
   2996      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2997      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            119               12              119        1 Yr Libor
   2998      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   2999      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3000      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3001      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3002      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3003      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            117               12              117        1 Yr Libor
   3004      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            118               12              118        1 Yr Libor
   3005      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            118               12              118        1 Yr Libor
   3006      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            119               12              119        1 Yr Libor
   3007      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            119               12              119        1 Yr Libor
   3008      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3009      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3010      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3011      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3012      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3013      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3014      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            119               12              119        1 Yr Libor
   3015      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            119               12              119        1 Yr Libor
   3016      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3017      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3018      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            117               12              117        1 Yr Libor
   3019      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            117               12              117        1 Yr Libor
   3020      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            118               12              118        1 Yr Libor
   3021      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            118               12              118        1 Yr Libor
   3022      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            118               12              118        1 Yr Libor
   3023      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            118               12              118        1 Yr Libor
   3024      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            118               12              118        1 Yr Libor
   3025      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            118               12              118        1 Yr Libor
   3026      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            118               12              118        1 Yr Libor
   3027      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            119               12              119        1 Yr Libor
   3028      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            119               12              119        1 Yr Libor
   3029      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            119               12              119        1 Yr Libor
   3030      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3031      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3032      2.2500000000       5.0000000000        2.0000000000     12.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3033      2.2500000000       5.0000000000        1.0000000000     12.7500000000      2.2500000000            114               6               114        6 Mo Libor
   3034      2.2500000000       6.0000000000        2.0000000000     13.7500000000      2.2500000000            119               6               N/A        6 Mo Libor
   3035      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            118               12              118        1 Yr Libor
   3036      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            118               12              118        1 Yr Libor
   3037      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            120               12              120        1 Yr Libor
   3038      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            120               12              120        1 Yr Libor
   3039      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            120               12              120        1 Yr Libor
   3040      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            119               12              119        1 Yr Libor
   3041      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            120               12              120        1 Yr Libor
   3042      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            120               12              120        1 Yr Libor
   3043      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            118               12              118        1 Yr Libor
   3044      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            120               12              120        1 Yr Libor
   3045      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            118               12              118        1 Yr Libor
   3046      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            118               12              118        1 Yr Libor
   3047      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            118               12              118        1 Yr Libor
   3048      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            118               12              118        1 Yr Libor
   3049      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            119               12              119        1 Yr Libor
   3050      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            119               12              119        1 Yr Libor
   3051      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            119               12              119        1 Yr Libor
   3052      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            120               12              120        1 Yr Libor
   3053      2.2500000000       5.0000000000        2.0000000000     12.6250000000      2.2500000000            120               12              N/A        1 Yr Libor
   3054      2.5000000000       5.0000000000        2.0000000000     12.8750000000      2.5000000000            115               12              115        1 Yr Libor
   3055      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            118               12              118        1 Yr Libor
   3056      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            119               12              119        1 Yr Libor
   3057      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            120               12              120        1 Yr Libor
   3058      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            120               12              120        1 Yr Libor
   3059      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            120               12              N/A        1 Yr Libor
   3060      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            120               12              120        1 Yr Libor
   3061      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            120               12              120        1 Yr Libor
   3062      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            118               12              118        1 Yr Libor
   3063      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            119               12              119        1 Yr Libor
   3064      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            120               12              120        1 Yr Libor
   3065      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            118               12              118        1 Yr Libor
   3066      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            118               12              118        1 Yr Libor
   3067      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            118               12              118        1 Yr Libor
   3068      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            119               12              119        1 Yr Libor
   3069      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            119               12              119        1 Yr Libor
   3070      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            119               12              119        1 Yr Libor
   3071      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            119               12              119        1 Yr Libor
   3072      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            120               12              120        1 Yr Libor
   3073      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            120               12              120        1 Yr Libor
   3074      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            120               12              120        1 Yr Libor
   3075      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            120               12              120        1 Yr Libor
   3076      2.2500000000       5.0000000000        2.0000000000     12.7500000000      2.2500000000            120               12              N/A        1 Yr Libor
   3077      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            118               12              118        1 Yr Libor
   3078      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            118               12              118        1 Yr Libor
   3079      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            119               12              119        1 Yr Libor
   3080      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            120               12              120        1 Yr Libor
   3081      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            120               12              120        1 Yr Libor
   3082      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            120               12              120        1 Yr Libor
   3083      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            119               12              119        1 Yr Libor
   3084      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            119               12              119        1 Yr Libor
   3085      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            119               12              119        1 Yr Libor
   3086      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            119               12              119        1 Yr Libor
   3087      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            119               12              119        1 Yr Libor
   3088      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            119               12              119        1 Yr Libor
   3089      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            119               12              119        1 Yr Libor
   3090      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            119               12              119        1 Yr Libor
   3091      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            119               12              119        1 Yr Libor
   3092      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            119               12              119        1 Yr Libor
   3093      2.2500000000       5.0000000000        2.0000000000     12.8750000000      2.2500000000            120               12              120        1 Yr Libor
   3094      3.1250000000       5.0000000000        2.0000000000     13.2500000000      3.1250000000            120               12              120        1 Yr Libor
   3095      2.5000000000       5.0000000000        2.0000000000     13.1250000000      2.5000000000            116               12              116        1 Yr Libor
   3096      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            120               12              120        1 Yr Libor
   3097      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            120               12              120        1 Yr Libor
   3098      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            120               12              N/A        1 Yr Libor
   3099      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            120               12              120        1 Yr Libor
   3100      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            120               12              N/A        1 Yr Libor
   3101      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            118               12              118        1 Yr Libor
   3102      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            118               12              118        1 Yr Libor
   3103      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            119               12              119        1 Yr Libor
   3104      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            119               12              119        1 Yr Libor
   3105      2.2500000000       5.0000000000        2.0000000000     13.0000000000      2.2500000000            120               12              120        1 Yr Libor
   3106      3.1250000000       5.0000000000        2.0000000000     13.6250000000      3.1250000000            119               12              119        1 Yr Libor
   3107      2.2500000000       5.0000000000        2.0000000000     13.1250000000      2.2500000000            120               12              120        1 Yr Libor
   3108      2.2500000000       5.0000000000        2.0000000000     13.1250000000      2.2500000000            118               12              118        1 Yr Libor
   3109      2.2500000000       5.0000000000        2.0000000000     13.1250000000      2.2500000000            120               12              120        1 Yr Libor
   3110      2.2500000000       5.0000000000        2.0000000000     13.1250000000      2.2500000000            120               12              120        1 Yr Libor
   3111      2.8750000000       5.0000000000        2.0000000000     13.6250000000      2.8750000000            118               12              118        1 Yr Libor
   3112      2.5000000000       5.0000000000        2.0000000000     13.3750000000      2.5000000000            115               12              115        1 Yr Libor
   3113      2.2500000000       6.0000000000        2.0000000000     14.3750000000      2.2500000000            119               6               N/A        6 Mo Libor
   3114      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            119               6               N/A        6 Mo Libor
   3115      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            120               12              120        1 Yr Libor
   3116      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            120               12              120        1 Yr Libor
   3117      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            120               12              120        1 Yr Libor
   3118      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            119               12              119        1 Yr Libor
   3119      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            120               12              120        1 Yr Libor
   3120      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            118               12              118        1 Yr Libor
   3121      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            119               12              119        1 Yr Libor
   3122      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            119               12              119        1 Yr Libor
   3123      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            120               12              120        1 Yr Libor
   3124      2.2500000000       5.0000000000        2.0000000000     13.2500000000      2.2500000000            120               12              120        1 Yr Libor
   3125      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            118               12              118        1 Yr Libor
   3126      2.2500000000       5.0000000000        2.0000000000     13.3750000000      2.2500000000            120               12              120        1 Yr Libor
   3127      2.2500000000       5.0000000000        2.0000000000     13.3750000000      2.2500000000            120               12              120        1 Yr Libor
   3128      2.2500000000       5.0000000000        2.0000000000     13.3750000000      2.2500000000            120               12              120        1 Yr Libor
   3129      2.2500000000       5.0000000000        2.0000000000     13.3750000000      2.2500000000            120               12              120        1 Yr Libor
   3130      2.2500000000       5.0000000000        1.0000000000     13.6250000000      2.2500000000            117               6               N/A        6 Mo Libor
   3131      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3132      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            119               12              119        1 Yr Libor
   3133      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            119               12              119        1 Yr Libor
   3134      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3135      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            119               12              119        1 Yr Libor
   3136      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            119               12              119        1 Yr Libor
   3137      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            119               12              119        1 Yr Libor
   3138      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3139      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3140      2.2500000000       5.0000000000        2.0000000000     13.5000000000      2.2500000000            120               12              120        1 Yr Libor
   3141      2.7500000000       5.0000000000        2.0000000000     13.7500000000      2.7500000000            120               12              N/A        1 Yr Treas
   3142      2.2500000000       5.0000000000        2.0000000000     13.7500000000      2.2500000000            119               12              119        1 Yr Libor
   3143      2.2500000000       5.0000000000        2.0000000000     13.7500000000      2.2500000000            119               12              119        1 Yr Libor
   3144      2.2500000000       5.0000000000        2.0000000000     13.7500000000      2.2500000000            120               12              120        1 Yr Libor
   3145      2.2500000000       5.0000000000        2.0000000000     13.7500000000      2.2500000000            119               12              N/A        1 Yr Libor
   3146      2.2500000000       5.0000000000        2.0000000000     13.8750000000      2.2500000000            119               12              119        1 Yr Libor
   3147      2.2500000000       5.0000000000        1.0000000000     14.6250000000      2.2500000000            120               6               120        6 Mo Libor

                              STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                                                Depositor

                                    MORTGAGE PASS-THROUGH CERTIFICATES
                                          MORTGAGE-BACKED NOTES

      __________________________________________________________________________________

        You should  consider  carefully the risk factors  beginning on page 6 in this prospectus and the risk factors in the prospectus supplement.
      __________________________________________________________________________________

The Offered Securities
The depositor  proposes to establish one or more issuing  entities to issue and sell from time to time one
or  more  classes  of  offered  securities,   which  shall  be  mortgage   pass-through   certificates  or
mortgage-backed notes.

The Issuing Entity
Each series of  securities  will be secured by an issuing  entity,  which will be a trust fund  consisting primarily of a segregated pool of mortgage loans, including:
      o     mortgage loans secured by first and junior liens on the related mortgage property;
      o     home equity revolving lines of credit;
      o     mortgage loans where the borrower has little or no equity in the related mortgaged property;
      o     mortgage loans secured by one-to-four-family residential properties;
      o     mortgage loans secured by multifamily properties,  commercial properties and mixed residential and commercial  properties,  provided that the  concentration of these properties is less than
            10% of the pool;
      o     manufactured  housing conditional sales contracts and installment loan agreements or interests therein; and
      o     mortgage  securities  issued or  guaranteed  by Ginnie Mae,  Fannie Mae,  Freddie Mac or other government agencies or government-sponsored agencies or privately issued mortgage securities;
in each case acquired by the depositor from one or more affiliated or unaffiliated institutions.

Credit Enhancement
If so specified in the related  prospectus  supplement,  the issuing entity for a series of securities may include any one or any  combination  of a financial  guaranty  insurance  policy,  mortgage pool insurance policy,  letter of credit,  special  hazard  insurance  policy or reserve fund,  currency or interest rate exchange  agreements.  In addition to or in lieu of the foregoing,  credit  enhancement may be provided by means  of  subordination  of  one  or  more  classes  of  securities,  by  cross-collateralization  or  by overcollateralization.

The securities of each series will represent  interests or  obligations  of the issuing  entity,  and will not represent interests in or obligations of the sponsor, depositor, or any of their affiliates.

The offered  securities  may be offered to the public through  different  methods as described in "Methods of Distribution" in this prospectus.

Neither the  Securities  and  Exchange  Commission  nor any state  securities  commission  has approved or disapproved  of the  securities  offered  hereby or  determined  that this  prospectus  or the  prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

                            The date of this prospectus is June 28, 2007.

                                TABLE OF CONTENTS

Caption                                                                    Page

   Servicing and Other Compensation and

DESCRIPTION OF PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE;

   Certain Matters Regarding the Master Servicer

   Anti-Deficiency Legislation and Other

                                               INTRODUCTION

             All capitalized terms in this prospectus are defined in the glossary at the end.

General

         The mortgage  pass-through  certificates or mortgage-backed  notes offered by this prospectus and the related  prospectus  supplement  will be offered from time to time in series.  The  securities of each series  will  consist  of  the  offered  securities  of the  series,  together  with  any  other  mortgage pass-through certificates or mortgage-backed notes of the series.

         Each series of  certificates  will  represent in the  aggregate the entire  beneficial  ownership interest  in,  and  each  series  of notes  will  represent  indebtedness  of,  an  issuing  entity  to be established  by the depositor.  Each issuing entity will consist  primarily of a pool of mortgage loans or interests  therein,  which may include  mortgage  securities,  acquired by the depositor  from one or more affiliated or unaffiliated  sellers. See "The Depositor" and "The Mortgage Pools" in this prospectus.  The mortgage loans may include  sub-prime  mortgage  loans.  The issuing entity assets,  may also include,  if applicable,  reinvestment  income,  reserve funds,  cash accounts,  swaps and other  derivatives  that are described in this  prospectus,  and various forms of credit  enhancement  as described in this  prospectus and will be held in trust for the benefit of the related  securityholders  pursuant  to: (1) with  respect to each  series of  certificates,  a pooling  and  servicing  agreement  or other  agreement,  or (2) with respect to each series of notes,  an indenture,  in each case as more fully  described in this  prospectus and in the related prospectus  supplement.  Information  regarding the offered securities of a series, and the general  characteristics  of the mortgage loans and other assets in the related issuing  entity,  will be set forth in the related prospectus supplement.

         Each series of  securities  will include one or more  classes.  Each class of  securities  of any series will  represent the right,  which right may be senior or  subordinate  to the rights of one or more of the other  classes of the  securities,  to receive a  specified  portion of payments  of  principal  or interest or both on the mortgage  loans and the other assets in the related  issuing  entity in the manner described  in  this  prospectus  under  "Description  of the  Securities"  and in the  related  prospectus supplement.  A series may include one or more classes of securities  entitled to principal  distributions, with  disproportionate,  nominal  or  no  interest  distributions,  or  to  interest  distributions,  with disproportionate,  nominal or no  principal  distributions.  A series may include  two or more  classes of securities which differ as to the timing,  sequential  order,  priority of payment,  pass-through  rate or amount of distributions of principal or interest or both.

         The  depositor's  only  obligations  with respect to a series of  securities  will be pursuant to representations  and  warranties  made by the  depositor,  except as provided  in the  related  prospectus supplement.  The master  servicer and each principal  servicer for any series of securities  will be named in the related prospectus  supplement.  The principal  obligations of the master servicer will be pursuant to its contractual  servicing  obligations,  which include its limited  obligation to make advances in the event of  delinquencies  in payments  on the related  mortgage  loans if the  servicer of a mortgage  loan fails to make such advance. See "Description of the Securities" in this prospectus.

         If so  specified  in the  related  prospectus  supplement,  the  issuing  entity  for a series of securities  may include any one or any  combination of a financial  guaranty  insurance  policy,  mortgage pool insurance  policy,  letter of credit,  special hazard  insurance  policy,  reserve fund,  currency or interest rate exchange  agreements or any other type of credit  enhancement  described in this prospectus.
In addition to or in lieu of the foregoing,  credit  enhancement may be provided by means of subordination of one or  more  classes  of  securities,  by  cross-collateralization  or by  overcollateralization.  See
"Description of Credit Enhancement" in this prospectus.

         The rate of payment of principal of each class of  securities  entitled to a portion of principal payments on the mortgage  loans in the related  mortgage pool and the issuing entity assets will depend on the priority of payment of the class and the rate and timing of principal  payments on the mortgage  loans and other  issuing  entity  assets,  including  by  reason  of  prepayments,  defaults,  liquidations  and repurchases of mortgage  loans. A rate of principal  payments  lower or faster than that  anticipated  may affect the yield on a class of securities in the manner  described in this  prospectus  and in the related prospectus supplement.  See "Yield Considerations" in this prospectus.

         With respect to each series of  securities,  one or more separate  elections may be made to treat the related  issuing  entity or a designated  portion  thereof as a REMIC for federal income tax purposes.
If applicable,  the prospectus  supplement for a series of securities  will specify which class or classes of the  securities  will be  considered  to be regular  interests in the related  REMIC and which class of securities  or other  interests  will be  designated as the residual  interest in the related  REMIC.  See
"Federal Income Tax Consequences" in this prospectus.

         The  offered  securities  may  be  offered  through  one or  more  different  methods,  including offerings  through  underwriters,  as  more  fully  described  under  "Methods  of  Distribution"  in this prospectus and in the related prospectus supplement.

         There  will be no  secondary  market  for the  offered  securities  of any  series  prior  to the offering  thereof.  There can be no assurance  that a secondary  market for any of the offered  securities will develop or, if it does develop,  that it will continue.  The offered securities will not be listed on any securities exchange, unless so specified in the related prospectus supplement.

                                               RISK FACTORS

         You should carefully  consider,  among other things, the following factors in connection with the purchase of the offered certificates:

The  Offered  Certificates  or Notes  Will  Have  Limited  Liquidity,  So You May Be  Unable  to Sell Your
Securities or May Be Forced to Sell Them at a Discount from Their Fair Market Value.

         The  underwriter  intends  to make a  secondary  market  in the  offered  certificates  or notes, however  the  underwriter  will not be  obligated  to do so.  There can be no  assurance  that a secondary market for the offered  certificates  or notes will develop or, if it does  develop,  that it will provide holders of the offered  certificates  or notes with  liquidity of  investment or that it will continue for the life of the offered  certificates or notes.  As a result,  any resale prices that may be available for any offered  certificate  in any market that may  develop may be at a discount  from the initial  offering price or the fair  market  value  thereof.  The  offered  certificates  or notes will not be listed on any securities exchange.

The Rate and Timing of Principal  Distributions  on the Offered  Certificates or Notes Will Be Affected by
Prepayment Speeds.

         The rate and timing of  distributions  allocable  to  principal  on the offered  certificates  or notes,  other than the interest  only  certificates,  will depend,  in general,  on the rate and timing of principal  payments,  including  prepayments and collections upon defaults,  liquidations and repurchases, on the mortgage loans in the related loan group, or in the case of the offered  subordinate  certificates, both loan groups,  and the allocation  thereof to pay principal on these  certificates  as provided in the prospectus  supplement.  As is the case with mortgage  pass-through  certificates  generally,  the offered certificates or notes are subject to substantial  inherent  cash-flow  uncertainties  because the mortgage loans  may be  prepaid  at any time.  However,  if  applicable,  with  respect  to the  percentage  of the mortgage  loans set forth in the prospectus  supplement,  a prepayment  within five years,  as provided in the mortgage note, of its  origination  may subject the related  mortgagor to a prepayment  charge,  which may act as a deterrent to  prepayment of the mortgage  loan.  See "The  Mortgage  Pool" in the  prospectus supplement.

         Generally,  when  prevailing  interest rates are increasing,  prepayment  rates on mortgage loans tend to decrease.  A decrease in the prepayment  rates on the mortgage loans will result in a reduced rate of return of principal to investors in the offered  certificates  or notes at a time when  reinvestment at higher prevailing rates would be desirable.

         Conversely,  when  prevailing  interest rates are declining,  prepayment  rates on mortgage loans tend to  increase.  An increase in the  prepayment  rates on the  mortgage  loans will result in a greater rate of return of principal to investors in the offered  certificates or notes, at time when  reinvestment at comparable yields may not be possible.

         During a certain  period as  described  in the related  prospectus  supplement  after the closing date,  the entire amount of any  prepayments  and certain other  unscheduled  recoveries of principal with respect to the  mortgage  loans in a loan  group  will be  allocated  to the  senior  certificates  in the related  certificate group, other than the interest only certificates,  with such allocation to be subject to further  reduction  over an  additional  four year period  thereafter,  as described in the  prospectus supplement,  unless the amount of  subordination  provided to the senior  certificates  by the subordinate certificates  is twice the amount as of the cut-off  date,  and  certain  loss and  delinquency  tests are satisfied.  This will accelerate the amortization of the senior  certificates in each  certificate  group, other than the interest only  certificates,  as a whole while,  in the absence of losses in respect of the mortgage loans in the related loan group,  increasing the percentage  interest in the principal balance of the mortgage loans in such loan group the subordinate certificates evidence.

         For further  information  regarding the effect of principal  prepayments on the weighted  average lives of the offered  certificates or notes,  see "Yield on the  Certificates"  or "Yield on the Notes" in
the  prospectus   supplement,   including  the  table  entitled  "Percent  of  Initial  Principal  Balance
Outstanding at the Following Percentages of the Prepayment Assumption" in the prospectus supplement.

The Yield to Maturity on the Offered Certificates or Notes Will Depend on a Variety of Factors.

         The yield to  maturity on the offered  certificates  or notes,  particularly  the  interest  only certificates, will depend, in general, on:

         o        the applicable purchase price; and

         o        the rate and timing of principal  payments,  including  prepayments and collections upon
                  defaults,   liquidations  and  repurchases,  on  the  related  mortgage  loans  and  the allocation  thereof to reduce the current  principal  amount or  notional  amount of the offered certificates or notes, as well as other factors.

         The yield to investors  on the offered  certificates  or notes will be adversely  affected by any allocation thereto of interest shortfalls on the mortgage loans.

         In general,  if the offered  certificates or notes,  other than the interest only certificates or notes, are purchased at a premium and principal  distributions  occur at a rate faster than anticipated at the time of  purchase,  the  investor's  actual  yield to maturity  will be lower than that assumed at the time of  purchase.  Conversely,  if the  offered  certificates  or notes,  other  than the  interest  only certificates,  are  purchased at a discount and principal  distributions  occur at a rate slower than that anticipated  at the time of purchase,  the  investor's  actual  yield to maturity  will be lower than that originally assumed.

         The  proceeds  to the  depositor  from  the  sale  of the  offered  certificates  or  notes  were determined  based on a number of assumptions,  including a constant rate of prepayment each month, or CPR, relative to the then outstanding  principal  balance of the mortgage loans. No representation is made that the mortgage  loans will prepay at this rate or at any other rate, or that the mortgage  loans will prepay at the same rate. The yield  assumptions for the offered  certificates or notes will vary as determined at the time of sale. See "Yield on the Certificates" or "Yield on the Notes" in the prospectus supplement.

The Mortgage Loans  Concentrated  in a Specific  Region May Present a Greater Risk of Loss with Respect to
Such Mortgage Loans.

         Mortgage  loans  secured by  properties  located in the State of  California  are more  likely to incur defaults or losses as a result of physical  damage to the  properties  resulting from natural causes such as earthquake,  mudslide and wildfire,  as compared to mortgage  loans secured by properties  located in other  locations.  Investors  should note that some  geographic  regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and,  consequently,  will experience  higher rates of loss and  delinquency  than will be experienced  on mortgage loans  generally.
For example,  a region's economic condition and housing market may be directly,  or indirectly,  adversely affected by natural disasters or civil  disturbances such as earthquakes,  hurricanes,  floods,  eruptions or riots.  The  economic  impact  of any of these  types of events  may also be felt in areas  beyond  the region  immediately  affected by the  disaster or  disturbance.  The mortgage  loans  securing the offered certificates  or notes may be  concentrated  in these  regions,  and any  concentration  may present  risk considerations  in addition to those  generally  present for similar  mortgage-backed  securities  without this  concentration.  Any risks  associated  with  mortgage  loan  concentration  may  affect the yield to maturity of the offered  certificates  or notes to the extent losses caused by these risks are not covered by the subordination provided by the non-offered subordinate certificates or notes.

Statutory  and  Judicial  Limitations  on  Foreclosure  Procedures  May Delay  Recovery  in Respect of the
Mortgaged  Property  and, in Some  Instances,  Limit the Amount That May Be Recovered  by the  Foreclosing
Lender,  Resulting in Losses on the Mortgage Loans That Might be Allocated to the Offered  Certificates or
Notes.

         Foreclosure  procedures  may vary from  state to state.  Two  primary  methods of  foreclosing  a mortgage instrument are judicial foreclosure,  involving court proceedings,  and non-judicial  foreclosure pursuant to a power of sale granted in the mortgage  instrument.  A foreclosure  action is subject to most of the delays and  expenses of other  lawsuits  if  defenses  are raised or  counterclaims  are  asserted.
Delays may also result from difficulties in locating necessary defendants.  Non-judicial  foreclosures may be subject to delays  resulting  from state laws  mandating  the recording of notice of default and notice of sale and,  in some  states,  notice to any party  having an  interest  of record in the real  property, including junior lienholders.  Some states have adopted "anti-deficiency"  statutes that limit the ability of a lender to collect the full amount owed on a loan if the property sells at  foreclosure  for less than the full amount owed. In addition,  United  States courts have  traditionally  imposed  general  equitable principles  to limit the remedies  available to lenders in  foreclosure  actions that are perceived by the court as harsh or unfair.  The effect of these  statutes  and judicial  principles  may be to delay and/or reduce  distributions  in respect of the offered  certificates  or notes.  See "Legal  Aspects of Mortgage
Loans—Foreclosure on Mortgages and Some Contracts" in this prospectus.

The Value of the Mortgage  Loans May Be Affected By, Among Other Things,  a Decline in Real Estate Values,
Which May Result in Losses on the Offered Certificates or Notes.

         No assurance  can be given that values of the mortgaged  properties  have remained or will remain at their  levels on the dates of  origination  of the related  mortgage  loans.  If the  residential  real estate market should  experience an overall decline in property  values so that the  outstanding  balances of the mortgage  loans,  and any  secondary  financing on the mortgaged  properties,  in the mortgage pool
become  equal  to  or  greater  than  the  value  of  the  mortgaged  properties,   the  actual  rates  of
delinquencies,  foreclosures  and losses  could be higher  than  those now  generally  experienced  in the mortgage  lending  industry.  In some areas of the  United  States,  real  estate  values  have risen at a greater  rate in  recent  years  than in the past.  In  particular,  mortgage  loans  with high  principal balances or high loan-to-value  ratios will be affected by any decline in real estate values.  Real estate values in any area of the  country  may be  affected  by several  factors,  including  population  trends, mortgage  interest  rates,  and the  economic  well-being  of that area.  Any decrease in the value of the mortgage loans may result in the  allocation of losses which are not covered by credit  enhancement to the offered certificates or notes.

The  Ratings  on the  Offered  Certificates  or Notes Are Not a  Recommendation  to Buy,  Sell or Hold the
Offered  Certificates  or Notes and Are Subject to Withdrawal at Any Time,  Which May Affect the Liquidity
or the Market Value of the Offered Certificates or Notes.

         It is a  condition  to the  issuance  of the  offered  certificates  or notes  that each class of offered  certificates  or notes be rated in one of the four  highest  rating  categories  by a  nationally recognized  statistical  rating agency.  A security  rating is not a  recommendation  to buy, sell or hold securities  and may be subject to revision or  withdrawal  at any time. No person is obligated to maintain the rating on any  offered  certificate,  and,  accordingly,  there can be no  assurance  that the ratings assigned to any offered  certificate on the date on which the offered  certificates or notes are initially issued  will not be lowered  or  withdrawn  by a rating  agency at any time  thereafter.  In the event any rating is revised or withdrawn,  the liquidity or the market value of the related offered  certificates or notes may be  adversely  affected.  See  "Ratings"  in the  prospectus  supplement  and  "Rating"  in this prospectus.

         The  ratings  of the  offered  certificates  or  notes  by the  rating  agencies  may be  lowered following  the  initial  issuance  thereof  as a result of losses on the  mortgage  loans in excess of the levels  contemplated  by the rating  agencies at the time of their initial  rating  analysis.  Neither the depositor,  the master  servicer,  the  servicers,  the securities  administrator,  the trustee nor any of their respective  affiliates will have any obligation to replace or supplement any credit enhancement,  or to take any other action to maintain the ratings of the offered  certificates or notes.  See  "Description of Credit Enhancement—Reduction or Substitution of Credit Enhancement" in this prospectus.

The Mortgage  Loans May Have  Limited  Recourse to the Related  Borrower,  Which May Result in Losses with
Respect to These Mortgage Loans.

         Some or all of the mortgage loans  included in the issuing  entity will be  nonrecourse  loans or loans for which recourse may be restricted or unenforceable.  As to those mortgage loans,  recourse in the event of mortgagor  default will be limited to the specific real  property and other assets,  if any, that were  pledged to secure the  mortgage  loan.  However,  even with  respect  to those  mortgage  loans that provide for recourse  against the  mortgagor  and its assets  generally,  there can be no  assurance  that enforcement  of the recourse  provisions  will be  practicable,  or that the other assets of the mortgagor will be  sufficient  to  permit a  recovery  in  respect  of a  defaulted  mortgage  loan in excess of the liquidation value of the related mortgaged  property.  Any risks associated with mortgage loans with no or limited  recourse  may affect the yield to  maturity of the  offered  certificates  or notes to the extent losses  caused by these risks which are not covered by credit  enhancement  are  allocated  to the offered certificates or notes.

The Mortgage  Loans May Have  Environmental  Risks,  Which May Result in Increased  Losses with Respect to
These Mortgage Loans.

         To the extent that a servicer or the master  servicer,  in its  capacity as  successor  servicer, for a mortgage  loan  acquires  title to any related  mortgaged  property  which is  contaminated  with or affected  by  hazardous  wastes or  hazardous  substances,  these  mortgage  loans may incur  losses.  See
"Servicing of Mortgage  Loans—Realization  Upon or Sale of Defaulted Mortgage Loans" and "Legal Aspects of
Mortgage  Loans—Environmental  Legislation" in this prospectus.  To the extent these  environmental  risks result in losses on the mortgage  loans,  the yield to maturity of the offered  certificates  or notes, to the extent not covered by credit enhancement, may be affected.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

         Applicable  state and local laws generally  regulate  interest  rates and other charges,  require specific  disclosure,  and require licensing of the originator.  In addition,  other state and local laws, public  policy and general  principles  of equity  relating to the  protection  of  consumers,  unfair and deceptive practices and debt collection  practices may apply to the origination,  servicing and collection of the mortgage loans.

         The mortgage loans are also subject to federal laws, including:

         o        the  Federal  Truth-in-Lending  Act  and  Regulation  Z  promulgated  thereunder,  which require  specific  disclosures  to the  borrowers  regarding  the terms of the  mortgage loans;

         o        the  Equal  Credit  Opportunity  Act and  Regulation  B  promulgated  thereunder,  which prohibit  discrimination  on the  basis of age,  race,  color,  sex,  religion,  marital status,  national  origin,  receipt of public  assistance  or the  exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

         o        the Fair Credit  Reporting  Act,  which  regulates the use and reporting of  information related to the borrower's credit experience.

         Depending  on the  provisions  of the  applicable  law and the specific  facts and  circumstances involved,  violations of these  federal or state laws,  policies and  principles  may limit the ability of the issuing  entity to collect all or part of the  principal  of or interest on the  mortgage  loans,  may entitle the borrower to a refund of amounts  previously  paid and, in addition,  could subject the issuing entity  to  damages  and  administrative  enforcement.  See  "Legal  Aspects  of  Mortgage  Loans" in this prospectus.

         On the closing date,  the Sponsor will  represent that each mortgage loan at the time it was made complied  in  all  material  respects  with  all  applicable  laws  and  regulations,  including,  without limitation,  usury,  equal  credit  opportunity,  disclosure  and  recording  laws and all  anti-predatory lending laws;  and each mortgage  loan has been serviced in all material  respects in accordance  with all applicable  laws  and  regulations,  including,  without  limitation,  usury,  equal  credit  opportunity, disclosure and recording laws and all  anti-predatory  lending laws and the terms of the related  mortgage note,  the  mortgage  and other  loan  documents.  In the event of a breach  of this  representation,  the
Sponsor will be obligated to cure the breach or  repurchase or  substitute  the affected  mortgage loan in the manner described in the prospectus.

         Under the  anti-predatory  lending  laws of some  states,  the borrower is required to meet a net tangible  benefits test in connection with the origination of the related  mortgage loan. This test may be highly  subjective  and open to  interpretation.  As a result,  a court may determine that a mortgage loan does not meet the  test  even if the  originator  reasonably  believed  that the test was  satisfied,  Any determination  by a court that the mortgage  loan does not meet the test will result in a violation of the state  anti-predatory  lending law, in which case the related  Sponsor  will be required to purchase  that mortgage loan from the issuing entity.

The Return on the Offered  Certificates  or Notes Could Be Reduced by Shortfalls Due to the Application of
the Servicemembers Civil Relief Act and Similar State Laws.

         The  Servicemembers  Civil Relief Act, or the Relief Act, and similar  state laws provide  relief to mortgagors  who enter active  military  service and to  mortgagors  in reserve  status and the national guard who are called to active  military  service  after the  origination  of their  mortgage  loans.  The military  operations by the United States in Iraq and  Afghanistan has caused an increase in the number of citizens in active  military  duty,  including  those  citizens  previously in reserve  status.  Under the
Relief Act the interest rate  applicable  to a mortgage loan for which the related  mortgagor is called to active  military  service  will be reduced  from the  percentage  stated in the related  mortgage  note to
6.00%.  This interest rate  reduction and any reduction  provided  under similar state laws will result in an interest  shortfall  because  neither the master  servicer  nor the  related  servicer  will be able to collect the amount of interest  which  otherwise  would be payable with respect to such  mortgage  loan if the Relief Act or similar state law was not  applicable  thereto.  This  shortfall will not be paid by the mortgagor on future due dates or advanced by the master servicer or the related  servicer and,  therefore, will reduce the amount  available to pay interest to the  certificateholders  on  subsequent  distribution dates.  We do not know how many  mortgage  loans in the mortgage  pool have been or may be affected by the application of the Relief Act or similar state law. In addition,  the Relief Act imposes  limitations that would  impair the  ability of the master  servicer or the related  servicer  to  foreclose  on an affected single family loan during the  mortgagor's  period of active duty status,  and, under some  circumstances, during an  additional  three month period  thereafter.  Thus,  in the event that the Relief Act or similar legislation  or regulations  applies to any mortgage loan which goes into default,  there may be delays in payment and losses on the certificates or notes in connection  therewith.  Any other interest  shortfalls, deferrals  or  forgiveness  of payments on the  mortgage  loans  resulting  from  similar  legislation  or regulations may result in delays in payments or losses to holders of the offered certificates or notes.

Negative Amortization May Increase Losses Applied to the Certificates or Notes.

         When  interest  due on a  negative  amortization  loan is added to the  principal  balance of the negative amortization loan through negative amortization,  the mortgaged property provides  proportionally less security for the repayment of the negative  amortization loan.  Therefore,  if the mortgagor defaults on the negative  amortization  loan,  there is a greater  likelihood that a loss will be incurred upon the liquidation  of the mortgaged  property.  Furthermore,  the loss will be larger than would  otherwise have been in the absence of negative amortization.

Allocation of Deferred Interest May Affect the Yield on the Certificates or Notes.

         The amount of deferred  interest,  if any, with respect to the negative  amortization loans for a given  month  will  reduce  the  amount of  interest  collected  on the  negative  amortization  loans and available  to be  distributed  as  interest  to the  certificates  or notes.  The  reduction  in  interest collections  will be offset,  in whole or in part,  by  applying  principal  prepayments  received  on the mortgage  loans to  interest  distributions  on the  certificates  or notes.  To the  extent the amount of deferred  interest on the negative  amortization  loans  exceeds the  principal  prepayments  and/or other amounts as described in the related  prospectus  supplement  received on the mortgage loans,  the net rate cap on the certificates or notes will be reduced.

A Security  Interest  In A  Manufactured  Home Could Be Rendered  Subordinate  to the  Interests  of Other
Parties Claiming an Interest in the Home.

         Perfection  of security  interests in  manufactured  homes and  enforcement  of rights to realize upon the  value of the  manufactured  homes as  collateral  for the  manufactured  housing  contracts  are subject to a number of federal and state laws,  including the Uniform  Commercial  Code as adopted in each state and each  state's  certificate  of title  statutes.  The steps  necessary  to perfect  the  security interest in a  manufactured  home will vary from state to state.  If the servicer of the  contract  fails, due to clerical errors or otherwise,  to take the appropriate steps to perfect the security interest,  the trustee may not have a first priority  security  interest in the manufactured home securing a manufactured housing  contract.  Additionally,  courts in many  states  have held that  manufactured  homes may  become subject to real estate title and recording laws. As a result, a security  interest in a manufactured  home could be rendered  subordinate  to the interests of other  parties  claiming an interest in the home under applicable state real estate law.

Acquiring  Board  Approval  for the  Sale of  Cooperative  Loans  Could  Limit  the  Number  of  Potential
Purchasers  for those Shares and Otherwise  Limit the  Servicer's  Ability to Sell,  and Realize the Value
of, those Shares Backed by Such Loans.

         With  respect  to  collateral  securing  a  cooperative  loan,  any  prospective  purchaser  will generally  have to obtain the  approval  of the board of  directors  of the  relevant  cooperative  before purchasing the shares and acquiring  rights under the proprietary  lease or occupancy  agreement  securing the  cooperative  loan.  This  approval  is  usually  based on the  purchaser's  income  and net worth and numerous  other  factors.  The necessity of acquiring  board  approval could limit the number of potential purchasers  for those shares and otherwise  limit the  servicer's  ability to sell,  and realize the value of, those shares.  In addition,  the servicer will not require that a hazard or flood insurance  policy be maintained for any cooperative loan.  Generally,  the cooperative is responsible for maintenance of hazard insurance for the property owned by the cooperative,  and the  tenant-stockholders  of that cooperative do not maintain individual hazard insurance  policies.  However, if a cooperative and the related borrower on a  cooperative  note  do not  maintain  hazard  insurance  or do not  maintain  adequate  coverage  or any insurance  proceeds  are not applied to the  restoration  of the damaged  property,  damage to the related borrower's  cooperative  apartment or the cooperative's  building could significantly  reduce the value of the collateral securing the cooperative note.

Defects in Security Interest Could Result in Losses.

         o        The security interest in certain manufactured homes may not be perfected.

         Every  contract  will be secured by either (1) a security  interest in the  manufactured  home or
(2) if it is a  land-and-home  contract,  the  mortgage  or deed of  trust on the real  estate  where  the manufactured  home is  permanently  affixed.  Several  federal  and state laws,  including  (i) the UCC as adopted in the relevant state,  (ii) certificate of title statutes as adopted in the relevant states;  and
(iii) if  applicable,  the real estate laws as adopted in the states in which the  manufactured  homes are located,  govern the perfection of security  interests in the  manufactured  homes and the  enforcement of rights to realize upon the value of the  manufactured  homes as collateral  for the  contracts.  The steps required to perfect a security  interest in a manufactured  home vary from state to state.  The originator will  represent  and  warrant  that each  contract  is secured by a  perfected  security  interest  in the manufactured  home,  and the  originator  must  repurchase  the  contract  if there  is a  breach  of this representation  and warranty.  Nevertheless,  if the originator fails to perfect its security  interest in the  manufactured  homes  securing a number of  contracts,  it could  cause an  increase  in losses on the contracts,  and you could suffer a loss on your  investment  as a result.  In addition,  under federal and state laws,  a number of factors may limit the ability of the holder of a perfected  security  interest in manufactured  homes to realize  upon the related  manufactured  homes or may limit the amount  realized to less than the amount due under the related contract which could result in a loss on your investment.

         o        The  assignment  of the security  interest in the  manufactured  home to the trustee may not be perfected.

         Due  to  the  expense  and  administrative  inconvenience,   the  originator  will  not  amend  a
certificate  of title to a  manufactured  home to name the trustee as the lienholder or note the trustee's interest  on the  certificate  of title.  As a result,  in some  states  the  assignment  of the  security interest in the manufactured  home to the trustee may not be effective  against the seller's  creditors or a trustee in the event the seller  enters  bankruptcy,  or the  security  interest  may not be  perfected.
Also,  the seller will not record the  assignment to the trustee of the mortgage or deed of trust securing land-and-home  contracts because of the expense and administrative  inconvenience  involved.  As a result, in some  states the  assignment  of the  mortgage  or deed of trust to the  trustee  may not be  effective against the  seller's  creditors  or  bankruptcy  trustee.  If an affiliate of the seller is no longer the servicer  and the  trustee or a  successor  servicer  is unable to enforce  the  security  interest in the manufactured  home  following a default on a contract,  losses on the  contracts  would  increase  and you could suffer a loss on your investment as a result.

FICO Scores are Not an Indicator of Future Performance of Borrowers.

         Investors  should be aware that FICO scores are based on past  payment  history of the  borrower.
Investors  should  not rely on FICO  scores as an  indicator  of future  borrower  performance.  See "Loan
Program — FICO Scores" in this prospectus.

                                            THE MORTGAGE POOLS

General

         Each mortgage pool will consist  primarily of mortgage  loans.  The mortgage loans may consist of single  family  loans,  multifamily  loans,  commercial  loans,  mixed-use  loans and  Contracts,  each as described below.

         The single  family loans will be evidenced by mortgage  notes and secured by mortgages  that,  in each case,  create a first or junior  lien on the related  mortgagor's  fee or  leasehold  interest in the
related  mortgaged   property.   The  related  mortgaged   property  for  a  single  family  loan  may  be
owner-occupied or may be a vacation, second or non-owner-occupied home.

         If  specified  in the  related  prospectus  supplement  relating to a series of  securities,  the single  family loans may include  cooperative  apartment  loans  evidenced  by a mortgage  note secured by security  interests in the related mortgaged  property  including shares issued by cooperatives and in the related  proprietary leases or occupancy  agreements granting exclusive rights to occupy specific dwelling units in the related buildings.

         The  multifamily  loans will be evidenced by mortgage  notes and secured by mortgages that create a first or junior lien on residential  properties  consisting of five or more dwelling units in high-rise, mid- rise or garden apartment structures or projects.

         The  commercial  loans will be evidenced by mortgage  notes and secured  mortgages  that create a first or junior lien on commercial  properties  including office  building,  retail building and a variety of other commercial properties as may be described in the related prospectus supplement.

         The mixed-use  loans will be evidenced by mortgage  loans and secured by mortgages  that create a first or junior lien on properties consisting of mixed residential and commercial structures.

         The  aggregate  concentration  by  original  principal  balance of  commercial,  multifamily  and mixed-use  loans in any  mortgage  pool will be less than 10% of the  original  principal  balance  of the mortgage pool.

         Mortgaged  properties  may be located in any one of the 50 states,  the  District  of Columbia or the Commonwealth of Puerto Rico.

         The mortgage  loans will not be guaranteed or insured by the depositor or any of its  affiliates.
However,  if so specified in the related prospectus  supplement,  mortgage loans may be insured by the FHA or  guaranteed  by the VA. See  "Description  of Primary  Mortgage  Insurance,  Hazard  Insurance;  Claims
Thereunder—FHA Insurance" and "—VA Mortgage Guaranty" in this prospectus.

         A mortgage  pool may  include  mortgage  loans  that are  delinquent  as of the date the  related series of securities is issued.  In that case, the related  prospectus  supplement  will set forth,  as to each mortgage  loan,  available  information  as to the period of  delinquency  and any other  information relevant for a prospective  investor to make an investment  decision.  No mortgage loan in a mortgage pool shall be  non-performing.  Mortgage loans which are more than 30 days delinquent  included in any mortgage pool will have  delinquency  data  relating  to them  included in the related  prospectus  supplement.  No mortgage  pool will include a  concentration  of mortgage  loans which is more than 30 days  delinquent of
20% or more.

         A mortgage  pool may contain more than one mortgage  loan made to the same  borrower with respect to a single  mortgaged  property,  and may contain  multiple  mortgage  loans made to the same borrower on several mortgaged properties.

         The mortgage loans may include  "sub-prime"  mortgage loans.  "Sub-prime"  mortgage loans will be underwritten  in accordance with  underwriting  standards which are less stringent than guidelines for "A"
quality  borrowers.  Mortgagors may have a record of outstanding  judgments,  prior bankruptcies and other credit items that do not satisfy the  guidelines for "A" quality  borrowers.  They may have had past debts written off by past lenders.

         A mortgage pool may include  mortgage loans that do not meet the purchase  requirements of Fannie
Mae and Freddie Mac.  These  mortgage loans are known as  nonconforming  loans.  The mortgage loans may be nonconforming  because they exceed the maximum  principal  balance of mortgage  loans  purchased by Fannie
Mae and Freddie  Mac,  known as jumbo  loans,  because the  mortgage  loan may have been  originated  with limited or no documentation,  because they are sub-prime  mortgage loans, or because of some other failure to meet the  purchase  criteria of Fannie Mae and Freddie  Mac.  The related  prospectus  supplement  will detail to what extent the mortgage loans are nonconforming mortgage loans.

         Each  mortgage  loan will be selected by the  depositor  or its  affiliates  for  inclusion  in a mortgage pool from among those  purchased by the  depositor,  either  directly or through its  affiliates, from  Unaffiliated  Sellers or Affiliated  Sellers.  As to each series of  securities,  the mortgage loans will be selected for  inclusion in the mortgage  pool based on rating  agency  criteria,  compliance  with
representations  and  warranties,   and  conformity  to  criteria  relating  to  the  characterization  of securities for tax, ERISA,  SMMEA,  Form S-3  eligibility and other legal purposes.  If a mortgage pool is composed of mortgage  loans  acquired by the depositor  directly from  Unaffiliated  Sellers,  the related prospectus  supplement will specify the extent of mortgage loans so acquired.  The  characteristics of the mortgage loans will be as described in the related prospectus  supplement.  Other mortgage loans available for purchase by the depositor may have  characteristics  which would make them eligible for inclusion in a mortgage pool but were not selected for inclusion in the mortgage pool.

         The  mortgage  loans may be  delivered  to the issuing  entity  pursuant to a  Designated  Seller
Transaction,  concurrently with the issuance of the related series of securities.  These securities may be sold in whole or in part to the Seller in  exchange  for the  related  mortgage  loans,  or may be offered under any of the other methods described in this prospectus under "Methods of  Distribution."  The related prospectus  supplement for a mortgage pool composed of mortgage  loans acquired by the depositor  pursuant to a Designated  Seller  Transaction will generally include  information,  provided by the related Seller, about the Seller, the mortgage loans and the underwriting standards applicable to the mortgage loans.

         If  specified  in  the  related  prospectus  supplement,  the  issuing  entity  for a  series  of securities may include mortgage securities,  as described in this prospectus.  The mortgage securities may have been issued  previously by the depositor or an affiliate  thereof,  a financial  institution or other entity engaged  generally in the business of mortgage lending or a limited purpose  corporation  organized for the purpose of, among other things,  acquiring and depositing  mortgage loans into trusts, and selling beneficial  interests in trusts.  In addition the mortgage  securities  may have been issued or guaranteed by Ginnie Mae, Fannie Mae, Freddie Mac or other government agencies or  government-sponsored  agencies, as specified in the related  prospectus  supplement.  The mortgage  securities  will be generally  similar to securities  offered under this prospectus.  In any securitization  where mortgage  securities are included in an issuing entity,  unless the mortgage  securities are exempt from  registration  under the Securities
Act, the offering of the mortgage  securities  will be registered if required in accordance  with Rule 190 under the  Securities  Act. As to any series of mortgage  securities,  the related  prospectus  supplement will include a description  of (1) the mortgage  securities and any related  credit  enhancement,  and (2)
the mortgage loans underlying the mortgage securities.

         In  addition,   if  specified  in  the  related  prospectus  supplement  United  States  Treasury securities  and other  securities  issued by the U.S.  Government,  any of its  agencies or other  issuers established by federal  statute may be included in the issuing  entity.  Such securities will be backed by the full faith and credit of the United States or will represent the  obligations  of the U.S.  Government or such  agency  or such  other  issuer  or  obligations  payable  from the  proceeds  of U.S.  Government
Securities, as specified in the related prospectus supplement.

The Mortgage Loans

         Each of the mortgage loans will be a type of mortgage loan described or referred to below:

      o     Fixed-rate,  fully-amortizing  mortgage loans (which may include mortgage loans converted from adjustable-rate  mortgage loans or otherwise  modified)  providing for level monthly  payments of  principal  and  interest  and  terms at  origination  or  modification  of not  more  than approximately 15 years;

      o     Fixed-rate,  fully-amortizing  mortgage loans (which may include mortgage loans converted from adjustable-rate  mortgage loans or otherwise  modified)  providing for level monthly  payments of principal  and interest and terms at  origination  or  modification  of more than 15 years, but not more than approximately 30 years;

      o     Fully-amortizing  ARM Loans  having an original or modified  term to maturity of not more than approximately 30 years with a related mortgage rate which generally  adjusts  initially either three  months,  six months or one, two,  three,  five,  seven or ten years or other  intervals subsequent to the initial  payment  date,  and  thereafter at either three- month,  six-month, one-year  or  other  intervals  (with  corresponding  adjustments  in the  amount  of  monthly payments)  over the term of the mortgage  loan to equal the sum of the related Note Margin and the note index.  The related  prospectus  supplement will set forth the relevant Index,  which will be of a type that is  customarily  used in the debt and fixed  income  markets to measure the cost of borrowed  funds,  and the highest,  lowest and  weighted  average Note Margin with respect to the ARM Loans in the  related  mortgage  pool.  The related  prospectus  supplement will also indicate any periodic or lifetime  limitations  on changes in any per annum mortgage rate at the time of any  adjustment.  If specified in the related  prospectus  supplement,  an
            ARM Loan may  include a  provision  that  allows  the  mortgagor  to  convert  the  adjustable mortgage  rate to a fixed rate at some point  during  the term of the ARM Loan  generally  not later than six to ten years subsequent to the initial payment date;

      o     Negatively-amortizing  ARM Loans  having  original or  modified  terms to maturity of not more than  approximately  30 years with  mortgage  rates which  generally  adjust  initially on the payment  date  referred  to in the related  prospectus  supplement,  and on each of  specified periodic  payment  dates  thereafter,  to equal the sum of the Note Margin and the Index.  The scheduled  monthly  payment will be adjusted as and when  described in the related  prospectus supplement to an amount that would fully  amortize the mortgage  loan over its remaining  term on a level debt service basis;  provided that increases in the scheduled  monthly  payment may be subject to  limitations  as specified in the related  prospectus  supplement.  Any Deferred
            Interest will be added to the principal balance of the mortgage loan;

      o     Fixed-rate,  graduated  payment  mortgage loans having  original or modified terms to maturity of not more  than  approximately  15  years  with  monthly  payments  during  the  first  year calculated  on the basis of an assumed  interest  rate which is a specified  percentage  below the mortgage rate on the mortgage loan.  Monthly  payments on these mortgage loans increase at the beginning of the second year by a specified  percentage of the monthly  payment during the preceding  year and each year  thereafter  to the extent  necessary  to amortize  the mortgage loan over the remainder of its approximately  15-year term.  Deferred  Interest,  if any, will be added to the principal balance of these mortgage loans;

      o     Fixed-rate,  graduated  payment  mortgage loans having  original or modified terms to maturity of not more  than  approximately  30  years  with  monthly  payments  during  the  first  year calculated  on the basis of an assumed  interest  rate which is a specified  percentage  below the mortgage rate on the mortgage loan.  Monthly  payments on these mortgage loans increase at the beginning of the second year by a specified  percentage of the monthly  payment during the preceding  year and each  year  thereafter  to the  extent  necessary  to fully  amortize  the mortgage loan over the remainder of its  approximately  30-year term.  Deferred  Interest,  if any, will be added to the principal balance of these mortgage loans;

      o     Balloon  loans  having  payment  terms  similar  to those  described  in one of the  preceding paragraphs,  calculated  on the basis of an assumed  amortization  term,  but  providing for a balloon  payment  of all  outstanding  principal  and  interest  to be  made  at the  end of a specified term that is shorter than the assumed amortization term;

      o     Mortgage  loans that  provide for a line of credit  pursuant to which  amounts may be advanced to the borrower from time to time;

      o     Mortgage  loans that require that each monthly  payment  consist of an installment of interest which  is  calculated  according  to  the  simple  interest  method.  This  method  calculates interest using the outstanding  principal  balance of the mortgage loan multiplied by the loan rate and further  multiplied  by a fraction,  the  numerator of which is the number of days in the period  elapsed since the preceding  payment of interest was made and the  denominator  of which is the number of days in the annual  period for which  interest  accrues on the mortgage loan.  As payments are received on simple  interest  mortgage  loans,  the amount  received is applied  first to  interest  accrued  to the date of  payment  and the  balance  is applied to reduce the unpaid principal balance of the mortgage loan; or

      o     Mortgage  loans which  provide for an interest  only period and do not provide for the payment of principal for the number of years specified in the related prospectus supplement.

         The mortgage pool may contain  mortgage  loans secured by junior liens.  The related senior lien, which may have been made at the same time as the first lien,  may or may not be  included in the  mortgage pool as well.  The primary risk to holders of mortgage  loans  secured by junior liens is the  possibility that adequate  funds will not be received in connection  with a foreclosure of the related senior liens to satisfy  fully both the senior liens and the mortgage  loan secured by a junior lien.  In the event that a holder of a senior lien  forecloses on a mortgaged  property,  the proceeds of the  foreclosure or similar sale will be applied  first to the payment of court  costs and fees in  connection  with the  foreclosure,
second  to  real  estate  taxes,  third  in  satisfaction  of  all  principal,   interest,  prepayment  or
acceleration  penalties,  if any, and any other sums due and owing to the holder of the senior liens.  The claims of the holders of the senior  liens will be  satisfied  in full out of proceeds of the  liquidation of the related  mortgaged  property,  if the proceeds are sufficient,  before the issuing entity as holder of the junior lien  receives  any payments in respect of the mortgage  loan.  If the master  servicer or a servicer  were to  foreclose on a mortgage  loan  secured by a junior lien,  it would do so subject to any related  senior liens.  In order for the debt related to the mortgage loan to be paid in full at the sale, a bidder at the  foreclosure  sale of the mortgage loan would have to bid an amount  sufficient to pay off all sums due under the mortgage  loan and the senior liens or purchase the mortgaged  property  subject to the senior  liens.  In the event that the  proceeds  from a  foreclosure  or similar  sale of the  related mortgaged  property are  insufficient  to satisfy all senior liens and the mortgage loan in the aggregate, the issuing  entity,  as the holder of the junior lien, and,  accordingly,  holders of one or more classes of the  securities of the related  series bear (1) the risk of delay in  distributions  while a deficiency judgment  against  the  borrower  is sought  and (2) the risk of loss if the  deficiency  judgment  is not realized upon.  Moreover,  deficiency judgments may not be available in some jurisdictions or the mortgage loan may be  nonrecourse.  In addition,  a junior  mortgagee may not foreclose on the property  securing a junior mortgage unless it forecloses subject to the senior mortgages.

         A mortgage loan may require  payment of a prepayment  charge or penalty,  the terms of which will be more fully  described in the  prospectus  supplement.  Prepayment  penalties  may apply if the borrower makes a  substantial  prepayment,  or may apply only if the  borrower  refinances  the mortgage  loans.  A multifamily,  commercial  or  mixed-use  loan may also contain a  prohibition  on  prepayment  or lock-out period.

         The  mortgage  loans may be  "equity  refinance"  mortgage  loans,  as to which a portion  of the proceeds are used to refinance an existing  mortgage loan,  and the remaining  proceeds may be retained by the  mortgagor  or used for purposes  unrelated to the  mortgaged  property.  Alternatively,  the mortgage loans may be "rate and term  refinance"  mortgage  loans,  as to which  substantially  all of the proceeds
(net of related  costs  incurred by the  mortgagor)  are used to  refinance an existing  mortgage  loan or loans  (which may include a junior lien)  primarily  in order to change the  interest  rate or other terms thereof.  The mortgage  loans may be mortgage loans which have been  consolidated  and/or have had various terms  changed,  mortgage loans which have been  converted  from  adjustable  rate mortgage loans to fixed rate mortgage  loans,  or  construction  loans which have been converted to permanent  mortgage  loans. In addition,  a mortgaged  property may be subject to secondary  financing at the time of  origination of the mortgage loan or thereafter.  In addition,  some or all of the single family loans secured by junior liens may be High LTV Loans.

         If provided for in the related  prospectus  supplement,  a mortgage pool may contain  convertible mortgage  loans which allow the  mortgagors to convert the interest  rates on these  mortgage loans from a fixed rate to an adjustable  rate,  or an  adjustable  rate to a fixed rate, at some point during the life of these mortgage loans. In addition,  if provided for in the related  prospectus  supplement,  a mortgage pool may contain  mortgage  loans which may provide  for  modification  to other fixed rate or  adjustable rate  programs  offered by the  Seller.  If  specified  in the  related  prospectus  supplement,  upon any conversion or  modification,  the  depositor,  the related  master  servicer,  the related  servicer,  the applicable  Seller or a third party will repurchase the converted or modified  mortgage loan as and to the extent set forth in the  related  prospectus  supplement.  Upon the failure of any party so  obligated  to repurchase any converted or modified mortgage loan, it will remain in the mortgage pool.

         If provided for in the related  prospectus  supplement,  the mortgage  loans may include  buydown mortgage  loans.  Under the terms of a buydown  mortgage loan, the monthly  payments made by the mortgagor during the early  years of the  mortgage  loan will be less than the  scheduled  monthly  payments  on the mortgage loan. The resulting difference will be made up from:

      o     funds  contributed  by the Seller of the mortgaged  property or another source and placed in a custodial account,

      o     if funds  contributed  by the Seller are  contributed  on a present  value  basis,  investment earnings on these funds, or

      o     additional funds to be contributed over time by the mortgagor's employer or another source.

         Generally,  the mortgagor  under each buydown  mortgage loan will be qualified at the  applicable lower monthly payment.  Accordingly,  the repayment of a buydown mortgage loan is dependent on the ability of the  mortgagor to make larger level  monthly  payments  after the Buydown Funds have been depleted and, for some buydown mortgage loans, during the Buydown Period.

         The prospectus  supplement for each series of securities will contain  information as to the type of  mortgage  loans that will be  included  in the  related  mortgage  pool.  Each  prospectus  supplement applicable to a series of  securities  will include  information,  generally as of the cut-off date and to the extent then available to the depositor, on an approximate basis, as to the following:

      o     the aggregate principal balance of the mortgage loans,

      o     the type of property securing the mortgage loans,

      o     the original or modified terms to maturity of the mortgage loans,

      o     the range of principal balances of the mortgage loans at origination or modification,

      o     the earliest origination or modification date and latest maturity date of the mortgage loans,

      o     the Loan-to-Value Ratios of the mortgage loans,

      o     the mortgage rate or range of mortgage rates borne by the mortgage loans,

      o     if any of the mortgage loans are ARM Loans,  the applicable  Index,  the range of Note Margins and the weighted average Note Margin,

      o     the geographical distribution of the mortgage loans,

      o     the percentage of buydown mortgage loans, if applicable, and

      o     the percent of ARM Loans which are convertible to fixed-rate mortgage loans, if applicable.

      A Current  Report on Form 8-K will be sent,  upon  request,  to  holders  of the  related  series of securities and will be filed,  together with the related pooling and servicing agreement,  with respect to each series of  certificates,  or the related  servicing  agreement,  owner trust agreement and indenture, with respect to each series of notes,  with the Commission  after the initial  issuance of the securities.
In the event that  mortgage  loans are added to or deleted  from the issuing  entity after the date of the related  prospectus  supplement  but on or before the date of issuance of the  securities  if any material pool  characteristic  differs by 5% or more from the  description  in the prospectus  supplement,  revised disclosure  will be  provided  either in a  supplement  or in a Current  Report on Form 8-K which  will be available to investors on the SEC website.

         The  depositor  will cause the  mortgage  loans  included  in each  mortgage  pool,  or  mortgage securities  evidencing  interests therein, to be assigned,  without recourse,  to the trustee named in the related  prospectus  supplement,  for the benefit of the holders of the securities of a series.  Except to the extent that  servicing of any mortgage loan is to be  transferred  to a special  servicer,  the master servicer named in the related prospectus  supplement will service the mortgage loans,  directly or through servicers,  pursuant to a pooling and servicing  agreement,  with respect to each series of  certificates, or a  servicing  agreement,  with  respect  to each  series  of  notes,  and will  receive a fee for these services.  See "Servicing of Mortgage  Loans,"  "Description of the  Securities"  and "The  Agreements" in
this  prospectus.  The master  servicer's  obligations  with  respect to the  mortgage  loans will consist principally of its contractual  servicing  obligations  under the related pooling and servicing  agreement or servicing  agreement  (including  its obligation to supervise,  monitor and oversee the  obligations of the servicers to service and administer  their  respective  mortgage loans in accordance with the terms of the applicable  servicing  agreements),  as more fully  described in this prospectus  under  "Servicing of
Mortgage  Loans—Servicers," and, if and to the extent set forth in the related prospectus supplement,  its obligation  to make cash  advances in the event of  delinquencies  in  payments on or with  respect to the mortgage  loans as  described  in this  prospectus  under  "Description  of the  Securities—Advances")  or pursuant to the terms of any mortgage  securities.  The  obligations of a master servicer to make advances may be subject to  limitations,  to the extent this  prospectus and the related  prospectus  supplement so provides.

Underwriting Standards

         Mortgage  loans to be included in a mortgage  pool will be  purchased  on the closing date by the depositor  either directly or indirectly from Affiliated  Sellers or Unaffiliated  Sellers.  The depositor will  acquire  mortgage  loans  utilizing  re-underwriting  criteria  which it believes  are  appropriate, depending to some extent on the  depositor's or its affiliates'  prior  experience with the Seller and the servicer,  as well as the  depositor's  prior  experience  with a particular type of mortgage loan or with mortgage  loans  relating  to  mortgaged  properties  in a  particular  geographical  region.  A  standard approach to  re-underwriting  is to compare loan file  information and information  that is represented to the  depositor  on a tape  with  respect  to a  percentage  of the  mortgage  loans  the  depositor  deems appropriate in the  circumstances.  The depositor  will not undertake any  independent  investigations  of the creditworthiness of particular obligors.

         The mortgage  loans,  as well as mortgage loans  underlying  mortgage  securities  will have been originated in accordance with underwriting standards described below.

         The  underwriting  standards to be used in originating the mortgage loans are primarily  intended to assess the  creditworthiness of the mortgagor,  the value of the mortgaged property and the adequacy of the property as collateral for the mortgage loan.

         The  mortgage  loans  will  be  originated  under  "full/alternative",   "stated  income/verified
assets",   "stated   income/stated   assets",   "no   documentation"   or   "no   ratio"   programs.   The
"full/alternative"  documentation  programs  generally  verify income and assets in accordance with Fannie
Mae/Freddie  Mac  automated  underwriting   requirements.   The  stated  income/verified   assets,  stated
income/stated  assets,  no documentation or no ratio programs  generally  require less  documentation  and verification than do full  documentation  programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of  income/employment,  assets and certain payment  histories.  Generally, under  both  "full/alternative"  documentation  programs,  at least one month of income  documentation  is provided.  This  documentation  is also  required to include  year-to-date  income or prior year income in case the former is not  sufficient  to  establish  consistent  income.  Generally  under a "stated  income verified  assets"  program no  verification  of a  mortgagor's  income is  undertaken  by the  origination however,  verification  of the  mortgagor's  assets is  obtained.  Under a "stated  income/stated  assets"
program,  no  verification  of either a mortgagor's  income or a  mortgagor's  assets is undertaken by the originator  although  both  income and assets are  stated on the loan  application  and a  "reasonableness test" is applied.  Generally,  under a "no documentation"  program, the mortgagor is not required to state his or her  income or assets  and  therefore,  no  verification  of such  mortgagor's  income or assets is undertaken  by the  originator.  The  underwriting  for such  mortgage  loans  may be based  primarily  or entirely on the estimated  value of the mortgaged  property and the LTV ratio at origination as well as on the payment  history  and credit  score.  Generally,  under a "no ratio"  program,  the  mortgagor  is not required to disclose their income although the nature of employment is disclosed.  Additionally,  on a "no ratio" program assets are verified.

         The  primary  considerations  in  underwriting  a mortgage  loan are the  mortgagor's  employment stability and whether the mortgagor has sufficient  monthly income  available (1) to meet the  mortgagor's monthly  obligations  on the proposed  mortgage  loan  (generally  determined  on the basis of the monthly payments  due in the year of  origination)  and other  expenses  related to the home  (including  property taxes and hazard  insurance) and (2) to meet monthly housing expenses and other financial  obligations and monthly  living  expenses.  However,  the  Loan-to-Value  Ratio of the mortgage  loan is another  critical factor. In addition,  a mortgagor's credit history and repayment  ability,  as well as the type and use of the mortgaged property, are also considerations.

         High  LTV  Loans  are  underwritten  with an  emphasis  on the  creditworthiness  of the  related mortgagor.  High LTV Loans are underwritten with a limited  expectation of recovering any amounts from the foreclosure of the related mortgaged property.

         In the case of the multifamily  loans,  commercial  loans or mixed-use loans,  lenders  typically look to the debt service  coverage ratio of a loan as an important  measure of the risk of default on that loan. Unless otherwise defined in the related  prospectus  supplement,  the debt service coverage ratio of a  multifamily  loan,  commercial  loan or  mixed-use  loan at any given  time is the ratio of (1) the net operating  income of the  related  mortgaged  property  for a  twelve-month  period to (2) the  annualized scheduled  payments on the mortgage  loan and on any other loan that is secured by a lien on the mortgaged property prior to the lien of the related  mortgage.  The net operating income of a mortgaged  property is
the  total  operating  revenues  derived  from  a  multifamily,   commercial  or  mixed-use  property,  as
applicable,  during that period,  minus the total operating  expenses incurred in respect of that property during that period  other than (a)  non-cash  items such as  depreciation  and  amortization,  (b) capital expenditures  and (c) debt service on loans  (including  the related  mortgage  loan)  secured by liens on that  property.  The  net  operating  income  of a  multifamily,  commercial  or  mixed-use  property,  as applicable,  will  fluctuate  over time and may or may not be  sufficient  to cover  debt  service  on the related  mortgage  loan  at any  given  time.  As  the  primary  source  of the  operating  revenues  of a multifamily,  commercial or mixed-use  property,  as applicable,  rental income (and maintenance  payments from  tenant-stockholders  of a cooperatively owned multifamily property) may be affected by the condition of the  applicable  real estate  market and/or area  economy.  Increases in operating  expenses due to the general economic climate or economic  conditions in a locality or industry  segment,  such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating  expenses,  and/or to changes in governmental rules,  regulations and fiscal policies,  may also affect the risk of default on a
multifamily,   commercial  or  mixed-use  loan.  Lenders  also  look  to  the  Loan-to-Value  Ratio  of  a multifamily,  commercial  or mixed-use  loan as a measure of risk of loss if a property must be liquidated following a default.

         Each  prospective  mortgagor will generally  complete a mortgage loan  application  that includes information on the  applicant's  liabilities,  income,  credit  history,  employment  history and personal information.  One or more credit  reports on each  applicant  from  national  credit  reporting  companies generally will be required.  The report  typically  contains  information  relating to credit history with local and  national  merchants  and  lenders,  installment  debt  payments  and any  record  of  defaults, bankruptcies,  repossessions,  or  judgments.  In the  case  of a  multifamily  loan,  commercial  loan or mixed-use loan, the mortgagor will also be required to provide certain  information  regarding the related mortgaged  property,  including a current  rent roll and  operating  income  statements  (which may be pro forma and  unaudited).  In addition,  the  originator  will  generally  also  consider the location of the mortgaged  property,  the  availability  of  competitive  lease  space and  rental  income  of  comparable properties in the relevant  market area, the overall  economy and  demographic  features of the geographic area and the mortgagor's  prior experience in owning and operating  properties  similar to the multifamily properties or commercial properties, as the case may be.

         Mortgaged  properties  generally will be appraised by licensed appraisers or through an automated valuation system. A licensed  appraiser will generally address  neighborhood  conditions,  site and zoning status and  condition  and  valuation  of  improvements.  In the case of mortgaged  properties  secured by single family loans,  the appraisal  report will  generally  include a  reproduction  cost analysis  (when appropriate)  based on the current cost of  constructing  a similar home and a market value analysis based on recent sales of  comparable  homes in the area.  With  respect to  multifamily  properties,  commercial properties and mixed-use  properties,  the appraisal  must specify  whether an income  analysis,  a market analysis or a cost  analysis was used.  An appraisal  employing  the income  approach to value  analyzes a property's  projected net cash flow,  capitalization and other operational  information in determining the property's  value.  The market  approach to value  analyzes  the prices  paid for the  purchase of similar properties in the property's  area, with  adjustments  made for variations  between those other properties and the property  being  appraised.  The cost approach to value requires the appraiser to make an estimate of land value and then  determine  the  current  cost of  reproducing  the  improvements  less any accrued depreciation.  In any case, the value of the property being financed, as indicated by the appraisal,  must support,  and support in the future, the outstanding loan balance.  All appraisals by licensed  appraisers are  required  to be on forms  acceptable  to Fannie  Mae or  Freddie  Mac.  Automated  valuation  systems generally rely on publicly  available  information  regarding  property  values and will be described more fully in the related  prospectus  supplement.  An  appraisal  for purposes of  determining  the Value of a mortgaged property may include an automated valuation.

         Notwithstanding  the foregoing,  Loan-to-Value  Ratios will not  necessarily  provide an accurate measure  of the  risk of  liquidation  loss in a pool of  mortgage  loans.  For  example,  the  value of a mortgaged  property as of the date of initial  issuance of the related  series of  securities  may be less than the Value  determined at loan  origination,  and will likely  continue to fluctuate from time to time based upon changes in economic  conditions  and the real estate  market.  Mortgage loans which are subject to negative  amortization  will have  Loan-to-Value  Ratios which will  increase  after  origination  as a result of negative  amortization.  Also,  even when  current,  an appraisal is not  necessarily a reliable estimate of value for a multifamily  property or commercial  property.  As stated above,  appraised values of multifamily,  commercial and mixed-use properties are generally based on the market analysis,  the cost analysis,  the income  analysis,  or upon a selection  from or  interpolation  of the values  derived from those  approaches.  Each of these  appraisal  methods can  present  analytical  difficulties.  It is often difficult to find truly  comparable  properties  that have recently been sold; the  replacement  cost of a property may have little to do with its current  market  value;  and income  capitalization  is inherently based on inexact  projections  of income and expenses and the selection of an  appropriate  capitalization rate.  Where  more  than one of these  appraisal  methods  are used and  provide  significantly  different results,  an accurate  determination  of value and,  correspondingly,  a reliable  analysis of default and loss risks, is even more difficult.

         If so specified in the related  prospectus  supplement,  the underwriting of a multifamily  loan, commercial loan or mixed-use loan may also include environmental  testing.  Under the laws of some states, contamination  of real  property  may give rise to a lien on the  property to assure the costs of cleanup.
In several  states,  this type of lien has priority over an existing  mortgage lien on that  property.  In addition,  under the laws of some  states  and under  CERCLA,  a lender  may be  liable,  as an "owner" or
"operator",  for costs of  addressing  releases  or  threatened  releases  of  hazardous  substances  at a property,  if agents or employees of the lender have become  sufficiently  involved in the  operations  of the borrower,  regardless of whether or not the environmental  damage or threat was caused by the borrower or a prior owner. A lender also risks such  liability on  foreclosure  of the mortgage as described  under
"Legal Aspects of Mortgage Loans—Environmental Legislation" in this prospectus.

         With respect to any FHA loan or VA loans the  mortgage  loan Seller will be required to represent that it has  complied  with the  applicable  underwriting  policies  of the FHA or VA,  respectively.  See
"Description of Primary Mortgage Insurance,  Hazard Insurance;  Claims Thereunder—FHA  Insurance" and "—VA
Insurance" in this prospectus.

FICO Scores

         The FICO Score is a statistical  ranking of likely future credit  performance  developed by Fair,
Isaac & Company  ("Fair,  Isaac")  and the three  national  credit  repositories-Equifax,  Trans Union and
First  American  (formerly  Experian  which was formerly  TRW).  The FICO Scores  available from the three national  credit  repositories  are calculated by the assignment of weightings to the most predictive data collected  by the credit  repositories  and range from the 300's to the 900's.  Although  the FICO  Scores are based  solely on the  information  at the  particular  credit  repository,  such FICO Scores have been calibrated to indicate the same level of credit risk  regardless of which credit  repository is used.  The
FICO Scores is used along with,  but not limited to,  mortgage  payment  history,  seasoning on bankruptcy and/or foreclosure, and is not a substitute for the underwriter's judgment.

Qualifications of Originators and Sellers

         Each  mortgage  loan  generally  will be  originated,  directly or through  mortgage  brokers and correspondents,  by a  savings  and  loan  association,  savings  bank,  commercial  bank,  credit  union, insurance  company,  or  similar  institution  which is  supervised  and  examined  by a federal  or state authority,  or by a mortgagee  approved by the  Secretary  of Housing  and Urban  Development  pursuant to sections 203 and 211 of the Housing Act, unless otherwise provided in the related prospectus supplement.

Representations by Sellers

         Each  Seller will have made  representations  and  warranties  in respect of the  mortgage  loans and/or  mortgage  securities  sold by the Seller and evidenced by a series of  securities.  In the case of mortgage loans,  representations  and warranties will generally  include,  among other things,  that as to each mortgage loan:

         o        With respect to any first lien mortgage loan, a lender's title  insurance  policy (on an
                  ALTA or CLTA form) or binder,  or other  assurance  of title  customary  in the relevant jurisdiction  therefore  in a form  acceptable  to Fannie Mae or Freddie Mac, was issued on the date that each mortgage loan was created by a title  insurance  company which, to the  best of the  related  seller's  knowledge,  was  qualified  to do  business  in the jurisdiction  where the related  mortgaged  property is  located,  insuring  the related seller and its  successors  and assigns  that the mortgage is a first  priority  lien on the related  mortgaged  property in the original  principal amount of the mortgage loan;
                  and the related seller is the sole insured under such lender's title  insurance  policy, and such  policy,  binder or  assurance  is valid and  remains in full force and effect, and each such policy,  binder or assurance  shall  contain all  applicable  endorsements including  a negative  amortization  endorsement,  if  applicable.  With  respect to any second lien mortgage loan,  other than any Piggyback Loan that has an initial  principal amount  less  than or equal to  $200,000,  (a) a  lender's  title  insurance  policy  or binder,  or other  assurance of title customary in the relevant  jurisdiction  therefore in a form  acceptable  to Fannie  Mae or Freddie  Mac,  was issued on the date that each mortgage  loan  was  created  by a title  insurance  company  which,  to the best of the related seller's  knowledge,  was qualified to do business in the jurisdiction where the related  mortgaged  property is located,  insuring the related seller and its successors and  assigns;  and the related  seller is the sole  insured  under such  lender's  title insurance  policy,  and such  policy,  binder or  assurance is valid and remains in full force  and  effect,  and each  such  policy,  binder  or  assurance  shall  contain  all applicable  endorsements including a negative amortization  endorsement,  if applicable, or (b) a lien  search  was  conducted  at the time of  origination  with  respect to the related property;

         o        immediately  prior to the  transfer to the  depositor,  the related  Seller was the sole owner of  beneficial  title and holder of the  mortgage and  mortgage  note  relating to such  mortgage  loan and is  conveying  the same  free and  clear of any and all  liens, claims,  encumbrances,  participation interests,  equities, pledges, charges or security interests of any nature and the related  Seller has full right and  authority to sell or assign the same pursuant to the related mortgage loan purchase agreement;

         o        there  is no  mechanics'  lien or  claim  for  work,  labor or  material  affecting  the premises  subject to any  mortgage  which is or may be a lien  prior to, or equal  with, the  lien of  such  mortgage  except  those  which  are  insured  against  by the  title insurance policy referred to above;

         o        the mortgage is a valid and enforceable  first or other  applicable lien on the property securing  the  related  mortgage  note  and  each  mortgaged  property  is  owned by the mortgagor  in  fee  simple  (except  with  respect  to  common  areas  in  the  case  of condominiums,  PUDs and de minimis  PUDs) or by  leasehold  for a term  longer  than the term of the related  mortgage,  subject  only to (i) the lien of current  real  property taxes and  assessments,  (ii)  covenants,  conditions and  restrictions,  rights of way, easements  and other  matters  of  public  record  as of the date of  recording  of such mortgage,  such exceptions being acceptable to mortgage lending  institutions  generally or specifically  reflected in the appraisal  obtained in connection with the origination of the related  mortgage  loan or referred to in the  lender's  title  insurance  policy delivered to the  originator  of the related  mortgage  loan and (iii) other  matters to which like  properties are commonly  subject which do not materially  interfere with the benefits of the security intended to be provided by such mortgage;

         o        the  physical  property  subject to the  mortgage is free of  material  damage and is in good repair and there is no proceeding  pending or  threatened  for the total or partial condemnation of any mortgaged property;

         o        there was no  delinquent  tax or  assessment  lien against the  property  subject to any mortgage,  except where such lien was being  contested in good faith and a stay had been granted against levying on the property; and

         o        each mortgage  loan at the time it was made  complied in all material  respects with all
                  applicable  local,   state  and  federal  laws  and  regulations,   including,   without
                  limitation,  usury,  equal credit  opportunity,  disclosure  and recording  laws and all applicable  predatory,  abusive and fair lending  laws;  and each mortgage loan has been
                  serviced  in  all  material   respects  in  accordance  with  all  applicable  laws  and
                  regulations,   including,   without   limitation,   usury,  equal  credit   opportunity,
                  disclosure  and recording laws and all  applicable  anti-predatory  lending laws and the terms of the related mortgage note, the mortgage and other loan documents.

If the mortgage loans include cooperative  mortgage loans,  representations and warranties with respect to title insurance or hazard  insurance may not be given.  Generally,  the cooperative  itself is responsible for the  maintenance  of  hazard  insurance  for  property  owned by the  cooperative,  and the  borrowers
(tenant-stockholders)  of the cooperative do not maintain hazard  insurance on their  individual  dwelling units. In the case of mortgage  securities,  representations and warranties will generally include,  among other things,  that as to each mortgage security,  the Seller has good title to the mortgage security free of any  liens.  In the  event of a  breach  of a  Seller's  representation  or  warranty  that  materially adversely  affects the  interests of the  securityholders  in a mortgage  loan or mortgage  security,  the related Seller will be obligated to cure the breach or repurchase  or, if permitted,  replace the mortgage loan or mortgage  security as  described  below.  However,  there can be no  assurance  that a Seller will honor its  obligation to repurchase  or, if permitted,  replace any mortgage loan or mortgage  security as to which a breach of a representation or warranty arises.

         All of the  representations  and warranties of a Seller in respect of a mortgage loan or mortgage security  will  have  been  made as of the  date on which  the  mortgage  loan or  mortgage  security  was purchased from the Seller by or on behalf of the depositor,  unless a specific  representation or warranty relates to an  earlier  date,  in which  case such  representation  or  warranty  shall be made as of such earlier date. As a result,  the date as of which the  representations  and  warranties  were made may be a date  prior to the date of initial  issuance  of the  related  series of  securities  or, in the case of a
Designated Seller  Transaction,  will be the date of closing of the related sale by the applicable Seller.
A  substantial  period  of time may have  elapsed  between  the date as of which the  representations  and warranties  were made and the  later  date of  initial  issuance  of the  related  series  of  securities.
Accordingly,  the Seller's repurchase  obligation (or, if specified in the related prospectus  supplement, limited  replacement  option)  described below will not arise if, during the period commencing on the date of sale of a mortgage  loan or  mortgage  security by the  Seller,  an event  occurs that would have given rise to a repurchase  obligation  had the event  occurred  prior to sale of the affected  mortgage loan or mortgage  security,  as the  case may be.  The  only  representations  and  warranties  to be made for the benefit of holders of securities in respect of any related  mortgage  loan or mortgage  security  relating to the period  commencing on the date of sale of the mortgage  loan or mortgage  security by the Seller to or on behalf of the  depositor  will be the limited  corporate  representations  of the  depositor and the master servicer described under "Description of the Securities—Assignment of Trust Fund Assets" below.

         The  depositor  will assign to the  trustee for the benefit of the holders of the related  series of  securities  all of its right,  title and interest in each  purchase  agreement by which it purchased a mortgage  loan or  mortgage  security  from a Seller  insofar  as the  purchase  agreement  relates to the representations  and  warranties  made by the Seller in respect of the mortgage loan or mortgage  security and any remedies  provided for with respect to any breach of  representations  and warranties with respect to the mortgage  loan or mortgage  security.  If a Seller  cannot cure a breach of any  representation  or warranty  made by it in respect of a mortgage loan or mortgage  security  which  materially  and adversely affects the interests of the  securityholders  therein within a specified  period after having  discovered or received  notice of a breach,  then,  the Seller will be obligated to  repurchase  the mortgage loan or mortgage  security at a purchase price set forth in the related  pooling and servicing  agreement or other agreement  which purchase price  generally will be equal to the principal  balance  thereof as of the date of  repurchase  plus accrued and unpaid  interest  through or about the date of  repurchase at the related mortgage rate or  pass-through  rate, as  applicable  (net of any portion of this interest  payable to the
Seller  in  respect  of  master  servicing  compensation,  special  servicing  compensation  or  servicing compensation, as applicable, and any interest retained by the depositor).

         As to any mortgage loan required to be  repurchased  by a Seller as provided  above,  rather than repurchase the mortgage loan, the Seller, if so specified in the related  prospectus  supplement,  will be entitled,  at its sole option,  to remove the Deleted Mortgage Loan from the issuing entity and substitute in its place a Qualified  Substitute Mortgage Loan; however,  with respect to a series of certificates for which no REMIC election is to be made, the  substitution  must be effected  within 120 days of the date of the initial issuance of the related series of  certificates.  With respect to a issuing entity for which a
REMIC election is to be made, the  substitution  of a defective  mortgage loan must be effected within two years of the date of the initial  issuance of the related series of  certificates,  and may not be made if the substitution  would cause the issuing entity,  or any portion  thereof,  to fail to qualify as a REMIC or  result  in a  Prohibited  Transaction  Tax under the Code.  Any  Qualified  Substitute  Mortgage  Loan generally will, on the date of substitution:

      o     have an  outstanding  principal  balance,  after  deduction  of the  principal  portion of the monthly payment due in the month of substitution,  not in excess of the outstanding  principal balance of the Deleted  Mortgage  Loan (the amount of any  shortfall  to be  deposited  in the
            Distribution  Account  by  the  related  Seller  or  the  master  servicer  in  the  month  of substitution for distribution to the securityholders),
      o     have a mortgage rate and a Net Mortgage Rate not less than (and not  materially  greater than)
            the mortgage  rate and Net Mortgage  Rate,  respectively,  of the Deleted  Mortgage Loan as of the date of substitution,

      o     have a  Loan-to-Value  Ratio at the time of  substitution  no higher  than that of the Deleted
            Mortgage Loan at the time of substitution,

      o     have a remaining  term to maturity  not  materially  earlier or later than (and not later than the latest maturity date of any mortgage loan) that of the Deleted Mortgage Loan, and

      o     comply with all of the  representations  and  warranties  made by the Seller as of the date of substitution.

The related mortgage loan purchase  agreement may include  additional  requirements  relating to ARM Loans or other  specific types of mortgage  loans,  or additional  provisions  relating to meeting the foregoing requirements  on an aggregate  basis where a number of  substitutions  occur  contemporaneously.  A Seller will  have an  option to  substitute  for a  mortgage  security  that it is  obligated  to  repurchase  in connection with a breach of a  representation  and warranty only if it satisfies the criteria set forth in the related prospectus supplement.

         The master  servicer or the trustee will be required under the  applicable  pooling and servicing agreement or servicing  agreement to use  reasonable  efforts to enforce this  repurchase or  substitution obligation  for the benefit of the trustee and the  securityholders,  following  those  practices it would employ in its good  faith  business  judgment  and  which are  normal  and usual in its  general  mortgage servicing activities;  provided,  however, that this repurchase or substitution obligation will not become an obligation of the master  servicer in the event the  applicable  Seller fails to honor the  obligation.
In instances where a Seller is unable, or disputes its obligation,  to repurchase  affected mortgage loans and/or mortgage securities,  the master servicer or the trustee,  employing the standards set forth in the preceding  sentence,  may  negotiate  and enter into one or more  settlement  agreements  with the related
Seller that could  provide for the  repurchase  of only a portion of the  affected  mortgage  loans and/or mortgage  securities.  Any  settlement  could  lead  to  losses  on the  mortgage  loans  and/or  mortgage securities  which  would be borne by the  related  securities.  In  accordance  with the  above  described practices,  the master servicer or trustee will not be required to enforce any repurchase  obligation of a
Seller  arising  from any  misrepresentation  by the  Seller,  if the master  servicer  determines  in the reasonable  exercise of its business  judgment that the matters related to the  misrepresentation  did not directly  cause or are not  likely to  directly  cause a loss on the  related  mortgage  loan or  mortgage security.  If the  Seller  fails to  repurchase  and no breach of any other  party's  representations  has occurred,  the Seller's repurchase  obligation will not become an obligation of the depositor or any other party.  In the case of a Designated  Seller  Transaction  where the Seller fails to  repurchase a mortgage loan or mortgage  security and neither the depositor nor any other entity has assumed the  representations and  warranties,  the  repurchase  obligation of the Seller will not become an obligation of the depositor
or  any  other  party.  The  foregoing   obligations  will  constitute  the  sole  remedies  available  to securityholders  or the  trustee  for a breach of any  representation  by a Seller or for any other  event giving rise to the obligations as described above.

         Neither the  depositor  nor the master  servicer  will be obligated to repurchase a mortgage loan or mortgage  security if a Seller  defaults on its obligation to do so, and no assurance can be given that the Sellers  will carry out their  repurchase  obligations.  A default by a Seller is not a default by the depositor  or by the master  servicer.  However,  to the extent that a breach of the  representations  and warranties of a Seller also constitutes a breach of a  representation  made by the depositor or the master servicer,  as described below under "Description of the  Securities—Assignment  of Trust Fund Assets," the
depositor or the master  servicer may have a repurchase or substitution  obligation.  Any mortgage loan or mortgage  security not so repurchased or  substituted  for shall remain in the related  issuing entity and any  losses  related  thereto  shall  be  allocated  to the  related  credit  enhancement,  to the  extent available, and otherwise to one or more classes of the related series of securities.

         If a person  other than a Seller  makes the  representations  and  warranties  referred to in the first  paragraph  of this  "—Representations  by  Sellers"  section,  or a person  other  than a Seller is responsible  for  repurchasing  or replacing any mortgage loan or mortgage  security for a breach of those representations  and warranties,  the identity of that person will be specified in the related  prospectus supplement.  The master servicer's  responsibilities  for enforcing these  representations  and warranties will be as provided in the second preceding paragraph.

Optional Purchase of Defaulted Mortgage Loans

         If the  related  prospectus  supplement  so  specifies,  the master  servicer  or another  entity identified  in such  prospectus  supplement  may, at its  option,  purchase  from the  issuing  entity any mortgage  loan which is  delinquent  in payment by 90 days or more or is an REO Mortgage  Loan as the date of such purchase. Any such purchase shall be at the price described in the related prospectus supplement.

Methods of Delinquency Calculation

         Each  prospectus  supplement will describe the delinquency  method used for  calculations  with respect to the related  mortgage  loans,  which will either be the MBA Method or the OTS Method.  Under either method,  except with respect to HELOCs,  the determination as to whether a mortgage loan falls into a delinquency  category is made as of the close of business on the last day of each month prior to the date of  determining  the  delinquency:  for example,  if a cut-off date is August 1, or a distribution  date is August 25,  delinquencies  are calculated as of
July 31.

         Under the MBA Method,  a mortgage loan is considered "30 days  delinquent" if the borrower fails to make a scheduled  payment  prior to the close of business on the day prior to the  mortgage  loan's first  succeeding  due date.  For example,  if a  securitization  had a closing date occurring in August and a cut-off date of August 1, a mortgage  loan with a payment  due on July 1 that  remained  unpaid as of the close of business on July 31 would be described as 30 days  delinquent  as of the cut-off date in the  prospectus  supplement.  A mortgage  loan would be considered  "60 days  delinquent"  with respect to such scheduled  payment if such scheduled  payment were not made prior to the close of business  on the day prior to the  mortgage  loan's  second  succeeding  due date (or, in the preceding  example,  if the mortgage loan with a payment due on June 1 remained  unpaid as of the close of business on July 31).

         Under the OTS Method,  a mortgage loan is considered "30 days  delinquent" if the borrower fails to make a scheduled  payment prior to the close of business on the mortgage  loan's first  succeeding  due date. For example, if a  securitization  had a closing date occurring in August and a cut-off date of August 1, a mortgage loan with a payment due on July 1 that  remained  unpaid as of the close of business  on July 31 would not be  described  as 30 days  delinquent  as of the cut-off date in the  prospectus  supplement.  Such  mortgage loan with a payment due on
June 1 that remained  unpaid as of the close of business on July 31 would be described as 30 days  delinquent as of the cut-off date in the  prospectus  supplement.  A mortgage loan would be  considered  "60 days  delinquent"  with respect to such  scheduled  payment if such  scheduled  payment were not made prior to the close of business on the mortgage loan's second succeeding due date (or, in the preceding  example,  if the mortgage loan with a payment due on May 1 remained unpaid as of the close of business on July 31).

         Generally,  because of the way delinquencies are calculated as described above,  delinquencies  calculated under the MBA Method are a month greater than as calculated  under the OTS Method,  and mortgage loans which are 30 days  delinquent  under the MBA Method are not delinquent  under the OTS Method.  Investors  should  carefully note the method used with respect to the related securitization as described in the prospectus supplement.

         Investors  should  note  that  calculations  of  delinquency  are made as of the end of the  prior  month.
Changes in  borrower  delinquency  status  after that time will not be  disclosed  until the  following  month.  In addition, under both methods,  bankruptcy,  foreclosure and REO property status is determined as of the last day of the prior  month.  Such  mortgage  loans are removed  from the  delinquency  buckets,  although  they will count in connection with delinquency triggers or for total delinquency information.

                                         STATIC POOL INFORMATION

         For each mortgage pool discussed  above,  the issuing entity will provide static pool information with respect to the experience of the sponsor,  or other appropriate  entity, in securitizing  asset pools of the same type to the extent material.

         With respect to each series of securities,  the  information  referred to in this section will be provided through an internet web site at the address disclosed in the related prospectus supplement.

                                       SERVICING OF MORTGAGE LOANS

General

         The mortgage  loans and mortgage  securities  included in each mortgage pool will be serviced and administered  pursuant to either a pooling and  servicing  agreement or a servicing  agreement.  A form of pooling and servicing  agreement and a form of servicing  agreement  have each been filed as an exhibit to the  registration  statement of which this prospectus is a part.  However,  the provisions of each pooling and  servicing  agreement  or  servicing  agreement  will vary  depending  upon the nature of the  related mortgage  pool.  The  following  summaries  describe the material  servicing-related  provisions  that may appear in a pooling and  servicing  agreement or servicing  agreement  for a mortgage  pool that  includes mortgage loans. The related  prospectus  supplement will describe any  servicing-related  provision of its related  pooling  and  servicing  agreement  or  servicing  agreement  that  materially  differs  from the description  thereof  contained  in this  prospectus.  If the  related  mortgage  pool  includes  mortgage securities,  the related  prospectus  supplement  will  summarize  the material  provisions of the related pooling and  servicing  agreement  and  identify the  responsibilities  of the parties to that pooling and servicing agreement.

         With  respect  to any  series  of  securities  as to which the  related  mortgage  pool  includes mortgage  securities,  the servicing and  administration  of the mortgage  loans  underlying  any mortgage securities  will be  pursuant  to the  terms of  those  mortgage  securities.  Mortgage  loans  underlying mortgage  securities in a mortgage pool will be serviced and administered  generally in the same manner as mortgage  loans  included in a mortgage  pool,  however,  there can be no assurance  that this will be the case,  particularly if the mortgage  securities are issued by an entity other than the depositor or any of its affiliates.

The Master Servicer

         The master servicer,  if any, for a series of securities will be named in the related  prospectus supplement  and may be an  affiliate  of the  depositor.  The master  servicer  is  required to maintain a fidelity  bond and errors and  omissions  policy with  respect to its  officers  and  employees  and other persons  acting on behalf of the master  servicer in connection  with its  activities  under a pooling and servicing agreement or a servicing agreement.

         The master  servicer  shall  supervise,  monitor and oversee the  obligation  of the servicers to service and administer  their  respective  mortgage  loans in accordance  with the terms of the applicable servicing  agreements  and shall have full power and  authority to do any and all things which it may deem necessary or desirable in connection  with such master  servicing  and  administration.  In addition,  the
Master  Servicer shall oversee and consult with each servicer as necessary from  time-to-time to carry out the master  servicer's  obligations  under the pooling and  servicing  agreement or  servicing  agreement, shall  receive,  review and  evaluate  all  reports,  information  and other data  provided  to the master servicer  by each  servicer  and  shall  cause  each  servicer  to  perform  and  observe  the  covenants, obligations  and conditions to be performed or observed by such servicer  under its  applicable  servicing agreement.  Each pooling and servicing agreement or servicing  agreement,  as applicable,  for a series of securities,  will  provide that in the event a servicer  fails to perform its  obligations  in  accordance with its servicing  agreement,  the master  servicer shall  terminate such servicer and act as servicer of the related  mortgage loans or cause the trustee to enter into a new servicing  agreement with a successor servicer selected by the master servicer.

The Servicers

         Each of the  servicers,  if  any,  for a  series  of  securities  will be  named  in the  related prospectus  supplement  and may be an affiliate of the  depositor or the Seller of the mortgage  loans for which it is acting as servicer.  Each  servicer  will service the mortgage  loans  pursuant to a servicing agreement  between the master  servicer  and the related  servicer,  which  servicing  agreement  will not contain any terms  which are  inconsistent  with the related  pooling  and  servicing  agreement  or other agreement that governs the servicing  responsibilities  of the master  servicer or pursuant to the related pooling and  servicing  agreement,  as specified in the related  prospectus  supplement.  Each servicer is required to maintain a fidelity  bond and errors and  omissions  policy with  respect to its  officers and employees and other persons  acting on behalf of the servicer in connection  with its  activities  under a servicing agreement or the related pooling and servicing agreement.

Collection and Other Servicing Procedures; Mortgage Loan Modifications

         The master  servicer for any  mortgage  pool will be  obligated  under the pooling and  servicing agreement or servicing  agreement to supervise,  monitor and oversee the  obligations  of the servicers to service  and  administer  their  respective  mortgage  loans in the  mortgage  pool for the benefit of the related  securityholders,  in  accordance  with  applicable  law,  the terms of the pooling and  servicing agreement or servicing  agreement,  the mortgage loans and any instrument of credit  enhancement  included in the  related  issuing  entity,  and,  to the extent  consistent  with the  foregoing,  the  customs and standards of prudent  institutional  mortgage lenders  servicing  comparable  mortgage loans for their own account  in the  jurisdictions  where  the  related  mortgaged  properties  are  located.  Subject  to the foregoing,  the master  servicer will have full power and authority to do any and all things in connection with servicing and administration that it may deem necessary and desirable.

         As part of its servicing  duties,  the master  servicer will be required to, and to cause each of the  servicers  to,  make  reasonable  efforts  to  collect  all  payments  called for under the terms and provisions  of the  mortgage  loans  that it  services.  The master  servicer  and each  servicer  will be obligated to follow the same collection  procedures as it would follow for comparable  mortgage loans held for its own account,  so long as these  procedures are consistent  with the servicing  standard of and the terms of the related  pooling and servicing  agreement or servicing  agreement and the servicing  standard generally  described in the  preceding  paragraph,  and do not impair  recovery  under any  instrument  of credit  enhancement  included in the related  issuing entity.  Consistent  with the foregoing,  the master servicer or any servicer will be permitted,  to the extent provided in the related prospectus  supplement, to waive any  prepayment  premium,  late payment  charge or other charge in  connection  with any mortgage loan.

         Under a pooling and  servicing  agreement or a servicing  agreement,  a master  servicer and each servicer may be granted  discretion to extend relief to mortgagors  whose payments become  delinquent.  In the case of single family loans and  Contracts,  a master  servicer or servicer may, for example,  grant a period of  temporary  indulgence  to a  mortgagor  or may enter  into a  liquidating  plan  providing  for repayment  of  delinquent  amounts  within a  specified  period  from the date of  execution  of the plan.
However,  the master  servicer or servicer  must first  determine  that any waiver or  extension  will not impair the coverage of any related  insurance  policy or materially  adversely affect the security for the mortgage  loan.  In addition,  unless  otherwise  specified  in the related  prospectus  supplement,  if a material  default  occurs or a payment  default is  reasonably  foreseeable  with respect to a multifamily loan,  commercial loan or mixed-use  loan, the master  servicer or servicer will be permitted,  subject to any specific  limitations set forth in the related pooling and servicing  agreement or servicing agreement and described in the related prospectus  supplement,  to modify,  waive or amend any term of such mortgage loan,  including  deferring  payments,  extending  the stated  maturity  date or otherwise  adjusting  the payment  schedule,  provided  that the  modification,  waiver or  amendment  (1) is  reasonably  likely to produce a greater  recovery  with  respect  to that  mortgage  loan on a present  value  basis  than would liquidation  and (2) will not  adversely  affect the coverage  under any  applicable  instrument of credit enhancement.

         In the case of multifamily  loans,  commercial loans and mixed-use  loans, a mortgagor's  failure to make required  mortgage loan payments may mean that  operating  income is  insufficient  to service the mortgage  debt, or may reflect the  diversion of that income from the  servicing of the mortgage  debt. In addition,  a mortgagor  under a multifamily,  commercial or mixed-use loan that is unable to make mortgage loan  payments  may also be unable to make timely  payment of taxes and  otherwise  to maintain and insure the related  mortgaged  property.  Generally,  the related master servicer or servicer will be required to monitor any  multifamily  loan or commercial loan that is in default,  evaluate  whether the causes of the default can be corrected  over a reasonable  period  without  significant  impairment  of the value of the related  mortgaged  property,  initiate  corrective  action in  cooperation  with the mortgagor if cure is likely,  inspect the related  mortgaged  property and take any other  actions as are  consistent  with the servicing standard described above and in the pooling and servicing  agreement or servicing  agreement.  A significant  period of time may elapse  before  the  master  servicer  or  servicer  is able to assess the success of any such corrective  action or the need for additional  initiatives.  The time within which the master  servicer or servicer  can make the initial  determination  of  appropriate  action,  evaluate  the success of corrective  action,  develop  additional  initiatives,  institute  foreclosure  proceedings and actually  foreclose  (or accept a deed to a mortgaged  property in lieu of  foreclosure)  on behalf of the securityholders  of the related  series may vary  considerably  depending on the  particular  multifamily, commercial or mixed-use loan, the mortgaged property,  the mortgagor,  the presence of an acceptable party to assume that loan and the laws of the  jurisdiction  in which the  mortgaged  property is located.  If a mortgagor  files  a  bankruptcy  petition,  the  master  servicer  or  servicer  may not be  permitted  to accelerate  the maturity of the related  multifamily,  commercial or mixed-use loan or to foreclose on the mortgaged  property  for a  considerable  period of time.  See "Legal  Aspects of Mortgage  Loans" in this prospectus.

         Some or all of the  mortgage  loans in a mortgage  pool may  contain a  due-on-sale  clause  that entitles  the lender to  accelerate  payment of the mortgage  loan upon any sale or other  transfer of the related mortgaged  property made without the lender's consent.  In any case in which a mortgaged  property is being conveyed by the  mortgagor,  the master  servicer will in general be obligated,  to the extent it has  knowledge of the  conveyance,  to exercise its rights,  or cause the servicer of the mortgage loan to exercise  its rights,  to  accelerate  the  maturity of the related  mortgage  loan under any  due-on-sale clause  applicable  thereto,  but only if the exercise of these rights is permitted by applicable  law and only to the extent it would not  adversely  affect or  jeopardize  coverage  under any  Primary  Insurance
Policy or applicable credit  enhancement  arrangements.  If applicable law prevents the master servicer or servicer from enforcing a due-on-sale or  due-on-encumbrance  clause or if the master servicer or servicer determines  that it is  reasonably  likely that the related  mortgagor  would  institute a legal action to avoid  enforcement  of a due-on-sale or  due-on-encumbrance  clause,  the master  servicer or servicer may enter into (1) an assumption and  modification  agreement with the person to whom the property has been or is about to be conveyed,  pursuant to which this person  becomes liable under the mortgage note subject to specified  conditions  and the  mortgagor,  to the extent  permitted by  applicable  law,  remains  liable thereon  or (2) a  substitution  of  liability  agreement  pursuant  to which the  original  mortgagor  is released  from  liability  and the  person to whom the  property  has been or is about to be  conveyed  is substituted  for the original  mortgagor and becomes liable under the mortgage note,  subject to specified conditions.  The original  mortgagor may be released from  liability on a single family loan if the master servicer or servicer  shall have  determined in good faith that the release will not adversely  affect the collectability  of the mortgage loan. The master  servicer or servicer will determine  whether to exercise any right the trustee may have under any  due-on-sale  or  due-on-encumbrance  provision in a  multifamily loan,  commercial loan or mixed-use loan in a manner  consistent with the servicing  standard.  The master servicer or servicer  generally will be entitled to retain as additional  servicing  compensation  any fee collected  in  connection  with the  permitted  transfer of a mortgaged  property.  See "Legal  Aspects of
Mortgage  Loans—Enforceability  of  Certain  Provisions"  in this  prospectus.  FHA  loans do not  contain due-on-sale or due-on-encumbrance clauses and may be assumed by the purchaser of the mortgaged property.

         Mortgagors  may,  from  time to time,  request  partial  releases  of the  mortgaged  properties, easements,  consents to alteration or demolition  and other similar  matters.  The master  servicer or the servicer may approve a request if it has  determined,  exercising its good faith business  judgment in the same  manner  as it would if it were the  owner of the  related  mortgage  loan,  that  approval  will not adversely  affect the security for, or the timely and full  collectability  of, the related mortgage loan.
Any fee collected by the master  servicer or servicer for  processing  these  requests will be retained by the master servicer or servicer, as the case may be, as additional servicing compensation.

         In the case of mortgage loans secured by junior liens on the related  mortgaged  properties,  the master  servicer will be required to file, or cause the servicer of the mortgage  loans to file, of record a request for notice of any action by a superior  lienholder  under the senior lien for the  protection of the related trustee's  interest,  where permitted by local law and whenever  applicable state law does not require that a junior  lienholder be named as a party  defendant in  foreclosure  proceedings  in order to foreclose  the junior  lienholder's  equity of  redemption.  The master  servicer also will be required to notify,  or cause the servicer of the mortgage loan to notify,  any superior  lienholder in writing of the existence of the mortgage loan and request  notification  of any action (as  described  below) to be taken against the mortgagor or the mortgaged  property by the superior  lienholder.  If the master servicer or a servicer  is  notified  that any  superior  lienholder  has  accelerated  or  intends  to  accelerate  the obligations  secured by the related  senior lien,  or has  declared or intends to declare a default  under the mortgage or the promissory note secured  thereby,  or has filed or intends to file an election to have the related  mortgaged  property sold or foreclosed,  then, the master  servicer will be required to take, or cause the  servicer  of the  related  mortgaged  property  to take,  on behalf of the  related  issuing entity, whatever actions are necessary to protect the interests of the related securityholders,  and/or to preserve the security of the related mortgage loan,  subject to the REMIC Provisions,  if applicable.  The master  servicer will be required to advance,  or cause the servicer of the mortgage loan to advance,  the necessary  funds to cure the  default  or  reinstate  the  superior  lien,  if the  advance is in the best interests of the related  securityholders  and the master  servicer or the  servicer,  as the case may be, determines the advances are recoverable out of payments on or proceeds of the related mortgage loan.

         The  master  servicer  for any  mortgage  pool will also be  required  to  perform,  or cause the servicers of the mortgage loans in the mortgage pool to perform,  other customary  functions of a servicer of comparable  loans,  including  maintaining  escrow or impound accounts for payment of taxes,  insurance premiums  and  similar  items,  or  otherwise  monitoring  the timely  payment of those  items;  adjusting mortgage  rates  on  ARM  Loans;  maintaining  Buydown  Accounts;  supervising  foreclosures  and  similar proceedings;  managing REO properties;  and maintaining  servicing  records relating to the mortgage loans in the mortgage pool. The master  servicer will be responsible  for filing and settling  claims in respect of particular mortgage loans under any applicable  instrument of credit  enhancement.  See "Description of
Credit Enhancement" in this prospectus.

Special Servicers

         If and to the extent specified in the related  prospectus  supplement,  a special servicer may be a party to the related pooling and servicing  agreement or servicing  agreement or may be appointed by the master  servicer  or another  specified  party to perform  specified  duties in respect of  servicing  the related  mortgage  loans that would  otherwise be  performed  by the master  servicer  (for  example,  the workout  and/or  foreclosure  of defaulted  mortgage  loans).  The rights and  obligations  of any special servicer will be specified in the related  prospectus  supplement,  and the master servicer will be liable for the  performance  of a special  servicer  only if,  and to the  extent,  set forth in that  prospectus supplement.

Realization Upon or Sale of Defaulted Mortgage Loans

         Except as described below and in the related prospectus  supplement,  the master servicer will be required,  in a manner  consistent  with the  servicing  standard,  to, or to cause the  servicers  of the mortgage loans to,  foreclose upon or otherwise  comparably  convert the ownership of properties  securing any  mortgage  loans in the related  mortgage  pool that come into and continue in default and as to which no  satisfactory  arrangements  can  be  made  for  collection  of  delinquent  payments.  Generally,  the foreclosure  process will commence no later than 90 days after  delinquency of the related  mortgage loan.
The master servicer and each servicer will be authorized to institute  foreclosure  proceedings,  exercise any power of sale contained in the related  mortgage,  obtain a deed in lieu of foreclosure,  or otherwise acquire  title to the related  mortgaged  property,  by  operation of law or  otherwise,  if the action is consistent with the servicing  standard.  The master servicer's or applicable  servicer's  actions in this regard must be conducted,  however,  in a manner that will permit  recovery under any instrument of credit enhancement  included in the related  issuing  entity.  In addition,  neither the master  servicer nor any other servicer will be required to expend its own funds in connection  with any  foreclosure or to restore any damaged property unless it shall determine that (1) the foreclosure  and/or  restoration will increase the proceeds of liquidation of the mortgage loan to the related  securityholders  after  reimbursement  to itself  for these  expenses  and (2) these  expenses  will be  recoverable  to it from  related  Insurance
Proceeds,  Liquidation  Proceeds  or amounts  drawn out of any fund or under any  instrument  constituting credit  enhancement  (respecting  which it  shall  have  priority  for  purposes  of  withdrawal  from the
Distribution Account in accordance with the pooling and servicing agreement or servicing agreement).

         However,  unless otherwise  specified in the related  prospectus  supplement,  neither the master servicer nor any other  servicer may acquire  title to any  multifamily  property or  commercial  property securing a mortgage  loan or take any other action that would cause the related  trustee,  for the benefit of  securityholders  of the related series,  or any other specified  person to be considered to hold title to,  to be a  "mortgagee-in-possession"  of,  or to be an  "owner"  or an  "operator"  of  such  mortgaged property within the meaning of federal  environmental  laws, unless the master servicer or the servicer of the  mortgage  loan has  previously  determined,  based on a report  prepared  by a person  who  regularly conducts environmental audits (which report will be an expense of the issuing entity), that either:

                  (1)      the mortgaged property is in compliance with applicable  environmental laws and regulations  or, if not, that taking  actions as are  necessary to bring the  mortgaged  property into compliance with these laws is reasonably  likely to produce a greater  recovery on a present value basis than not taking those actions; and

                  (2)      there are no  circumstances  or conditions  present at the  mortgaged  property
         that  have  resulted  in  any  contamination  for  which  investigation,   testing,   monitoring,
         containment,  clean-up or remediation could be required under any applicable  environmental  laws and  regulations or, if those  circumstances  or conditions are present for which any such action could be required,  taking those  actions with respect to the  mortgaged  property is  reasonably likely to produce a greater  recovery  on a present  value basis than not taking  those  actions.
         See "Legal Aspects of Mortgage Loans—Environmental Legislation" in this prospectus.

         Neither the master  servicer  nor any other  servicer  will be  obligated  to  foreclose  upon or otherwise  convert  the  ownership  of any  mortgaged  property  securing a single  family  loan if it has received  notice or has actual  knowledge  that the  property  may be  contaminated  with or  affected  by hazardous  wastes or hazardous  substances;  however,  environmental  testing  will not be  required.  The master  servicer or servicer,  as  applicable,  will not be liable to the  securityholders  of the related series if, based on its belief that no such  contamination  or effect exists,  the master servicer or such servicer  forecloses on a mortgaged  property and takes title to the mortgaged  property,  and  thereafter the mortgaged property is determined to be so contaminated or affected.

         With  respect to a mortgage  loan in default,  the master  servicer  or servicer of the  mortgage loan may pursue  foreclosure (or similar  remedies)  concurrently with pursuing any remedy for a breach of a  representation  and  warranty.  However,  neither the master  servicer nor the servicer of the mortgage loan is  required to continue  to pursue  both  remedies if it  determines  that one remedy is more likely than the  other  to  result  in a  greater  recovery.  Upon the  first to occur of final  liquidation  (by foreclosure or otherwise) or a repurchase or  substitution  pursuant to a breach of a  representation  and warranty,  the mortgage  loan will be removed from the related  issuing  entity if it has not been removed previously.  The master  servicer or servicer may elect to treat a defaulted  mortgage loan as having been finally  liquidated  if a  substantial  portion or all of the amounts  expected  to be received  from that mortgage  loan have been  received.  Any  additional  liquidation  expenses  relating to the mortgage loan thereafter  incurred will be  reimbursable  to the master  servicer or servicer,  as applicable,  from any amounts  otherwise  distributable to holders of securities of the related series,  or may be offset by any subsequent  recovery related to the mortgage loan.  Alternatively,  for purposes of determining the amount of related Liquidation  Proceeds to be distributed to securityholders,  the amount of any Realized Loss or the amount  required to be drawn under any  applicable  form of credit  support,  the master  servicer and servicer may take into account minimal  amounts of additional  receipts  expected to be received,  as well as estimated  additional  liquidation  expenses  expected to be incurred in connection  with the defaulted mortgage loan.

         As provided  above,  the master servicer or a servicer may pass through less than the full amount it expects to receive from the related  mortgage loan;  however,  the master servicer or servicer may only do this if the master  servicer  or servicer  reasonably  believes it will  maximize  the  proceeds to the securityholders  in the  aggregate.  To the extent the master  servicer  or servicer  receives  additional recoveries  following  liquidation,  the amount of the Realized Loss will be restated,  and the additional recoveries  will be passed  through the issuing entity as  Liquidation  Proceeds.  In the event the amount of the Realized Loss is restated,  the amount of  overcollateralization  or the  principal  balance of the most  subordinate  class of securities in the issuing  entity may be  increased.  However,  the holders of any  securities  whose  principal  balance is  increased  will not be  reimbursed  interest for the period during which the principal balance of their securities was lower.

         With  respect to a series of  securities,  if so provided in the related  prospectus  supplement, the  applicable  form of credit  enhancement  may  provide,  to the extent of  coverage,  that a defaulted mortgage  loan will be  removed  from the  issuing  entity  prior to the  final  liquidation  thereof.  In addition,  a pooling and  servicing  agreement  or  servicing  agreement  may grant to the  depositor,  an affiliate of the depositor,  the master servicer,  a special  servicer,  a provider of credit  enhancement and/or the holder or holders of specified  classes of  securities  of the related  series a right of first refusal to purchase from the issuing entity,  at a predetermined  purchase price,  any mortgage loan as to which a specified  number of scheduled  payments are delinquent.  If the purchase price is insufficient to fully fund the  entitlements  of  securityholders  to principal and interest,  it will be specified in the related prospectus  supplement.  Furthermore,  a pooling and servicing  agreement or a servicing agreement may  authorize the master  servicer or servicer of the mortgage  loan to sell any defaulted  mortgage loan if and when the master servicer or servicer determines,  consistent with the servicing standard,  that the sale would produce a greater recovery to  securityholders  on a present value basis than would liquidation of the related mortgaged property.

         In the event that title to any mortgaged  property is acquired by  foreclosure or by deed in lieu of  foreclosure,  the deed or  certificate  of sale will be issued to the  trustee  or to its  nominee  on
behalf  of  securityholders  of  the  related  series.   Notwithstanding  any  acquisition  of  title  and
cancellation  of the related  mortgage loan, the REO Mortgage Loan will be considered for most purposes to be an outstanding  mortgage loan held in the issuing  entity until the mortgaged  property is sold and all recoverable  Liquidation  Proceeds and Insurance Proceeds have been received with respect to the defaulted mortgage loan. For purposes of calculations of amounts  distributable to  securityholders in respect of an
REO Mortgage Loan,  the  amortization  schedule in effect at the time of any  acquisition of title (before any  adjustment  thereto by reason of any  bankruptcy  or any  similar  proceeding  or any  moratorium  or similar  waiver or grace  period) will be deemed to have  continued in effect (and,  in the case of an ARM
Loan,  the  amortization  schedule will be deemed to have  adjusted in  accordance  with any interest rate changes  occurring on any  adjustment  date  therefor) so long as the REO Mortgage  Loan is  considered to remain in the issuing entity.

         If  title  to any  mortgaged  property  is  acquired  by an  issuing  entity  as to which a REMIC election has been made, the master  servicer,  on behalf of the issuing entity,  will be required to sell, or cause the  servicer  of the  mortgage  loan to sell,  the  mortgaged  property  within  three  years of acquisition,  unless (1) the IRS  grants an  extension  of time to sell the  property  or (2) the  trustee receives an opinion of  independent  counsel to the effect that the holding of the property by the issuing entity for more than three years after its  acquisition  will not result in the imposition of a tax on the issuing  entity or cause the issuing  entity to fail to qualify as a REMIC under the Code at any time that any  certificate  is  outstanding.  Subject to the foregoing and any other  tax-related  constraints,  the master  servicer  generally  will be required to solicit bids, or to cause a servicer to solicit bids, for any mortgaged  property so acquired in a manner as will be  reasonably  likely to realize a fair price for the  property.  If title to any  mortgaged  property is  acquired by a issuing  entity as to which a REMIC election has been made,  the master  servicer will also be required to ensure that the mortgaged  property is administered so that it constitutes  "foreclosure  property"  within the meaning of Section  860G(a)(8)
of the Code at all times,  that the sale of the  property  does not result in the  receipt by the  issuing entity of any income from  non-permitted  assets as described in Section  860F(a)(2)(B)  of the Code,  and that the issuing entity does not derive any "net income from  foreclosure  property" within the meaning of
Section 860G(c)(2) of the Code with respect to the property.

         If Liquidation  Proceeds  collected  with respect to a defaulted  mortgage loan are less than the outstanding  principal  balance of the defaulted  mortgage  loan plus accrued  interest plus the aggregate amount of  reimbursable  expenses  incurred by the master  servicer or the servicer,  as applicable,  with respect to the mortgage  loan,  and the shortfall is not covered under any  applicable  instrument or fund constituting credit  enhancement,  the issuing entity will realize a loss in the amount of the difference.
The  master  servicer  or  servicer,  as  applicable,  will be  entitled  to  reimburse  itself  from  the
Liquidation  Proceeds  recovered on any defaulted  mortgage loan, prior to the distribution of Liquidation
Proceeds to  securityholders,  amounts that  represent  unpaid  servicing  compensation  in respect of the mortgage  loan,  unreimbursed  servicing  expenses  incurred  with  respect to the  mortgage  loan and any unreimbursed  advances of delinquent  payments  made with respect to the mortgage  loan. If so provided in
the  related  prospectus   supplement,   the  applicable  form  of  credit  enhancement  may  provide  for reinstatement  subject to specified  conditions in the event that,  following the final  liquidation  of a mortgage loan and a draw under the credit enhancement,  subsequent  recoveries are received.  In addition, if a gain results from the final  liquidation  of a defaulted  mortgage loan or an REO Mortgage Loan which is not  required by law to be  remitted to the related  mortgagor,  the master  servicer or  servicer,  as applicable,  will be entitled to retain the gain as additional  servicing  compensation unless the related prospectus  supplement provides otherwise.  For a description of the master servicer's (or other specified person's)  obligations  to maintain  and make claims  under  applicable  forms of credit  enhancement  and insurance  relating to the mortgage loans,  see  "Description of Credit  Enhancement"  and "Description of
Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder" in this prospectus.

Servicing and Other Compensation and Payment of Expenses; Retained Interest

         The principal  servicing  compensation to be paid to the master servicer in respect of its master servicing  activities  for a series of securities  will be equal to the percentage or range of percentages per annum  described in the related  prospectus  supplement of the outstanding  principal  balance of each mortgage  loan,  and this  compensation  will be retained by it on a monthly or other  periodic basis from collections of interest on each mortgage loan in the related  issuing  entity at the time the  collections are  deposited  into the  applicable  Distribution  Account.  This  portion of the  servicing  fee will be calculated  with respect to each mortgage  loan by  multiplying  the fee by the  principal  balance of the mortgage  loan.  In addition,  to the extent not  permitted to be retained by the servicer of the mortgage loan, the master servicer may retain all prepayment  premiums,  assumption fees and late payment  charges, to the extent  collected from  mortgagors,  and any benefit which may accrue as a result of the investment of funds in the applicable  Distribution Account. Any additional servicing  compensation will be described in the related prospectus supplement.

         The  principal  servicing  compensation  to be paid to each  servicer in respect of its servicing activities for a series of securities  will be equal to the  percentage or range of percentages  per annum described in the related  prospectus  supplement  of the  outstanding  principal  balance of each mortgage loan  serviced  by such  servicer,  and this  compensation  will be  retained  by it on a monthly or other periodic  basis from  collections  of interest on each mortgage loan in the related  issuing entity at the time the collections are deposited into such servicer's  Protected Account.  This portion of the servicing fee will be calculated  with respect to each mortgage loan serviced by a servicer by  multiplying  the fee by the  principal  balance of the mortgage  loan.  In addition,  each  servicer may retain all  prepayment premiums,  assumption fees and late payment  charges,  to the extent  collected from  mortgagors,  and any benefit which may accrue as a result of the investment of funds in its Protected  Account.  Any additional servicing compensation will be described in the related prospectus supplement.

         The master  servicer will pay or cause to be paid some of the ongoing  expenses  associated  with each  issuing  entity and incurred by it in  connection  with its  responsibilities  under the pooling and servicing  agreement  or  servicing  agreement,  including,  if so  specified  in the  related  prospectus supplement,  payment of any fee or other amount payable in respect of any alternative  credit  enhancement arrangements,  payment of the fees and  disbursements  of the  trustee,  any  custodian  appointed  by the trustee and the security  registrar,  and payment of expenses incurred in enforcing the obligations of the servicers and the Sellers.  The master servicer will be entitled to reimbursement of expenses  incurred in enforcing the obligations of the servicers and the Sellers under limited  circumstances.  In addition, the master  servicer and each servicer will be entitled to  reimbursements  for some of its expenses  incurred in  connection  with  liquidated  mortgage  loans and in  connection  with the  restoration  of  mortgaged properties,  this right of  reimbursement  being  prior to the rights of  securityholders  to receive  any related  Liquidation  Proceeds  or  Insurance  Proceeds.  If and to the extent so  provided in the related prospectus  supplement,  the master  servicer and each  servicer  will be entitled to receive  interest on amounts  advanced to cover  reimbursable  expenses for the period that the advances are outstanding at the rate specified in the prospectus  supplement,  and the master  servicer and each servicer will be entitled to payment of the interest  periodically  from general  collections  on the mortgage  loans in the related issuing entity prior to any payment to  securityholders  or as otherwise  provided in the related  pooling and servicing agreement or servicing agreement and described in the prospectus supplement.

         If and to the extent provided in the related prospectus  supplement,  the master servicer and the servicers  may be required to apply a portion of the  servicing  compensation  otherwise  payable to it in respect of any period to any Prepayment  Interest Shortfalls  resulting from mortgagor  prepayments during that period. See "Yield Considerations" in this prospectus.

                                      DESCRIPTION OF THE SECURITIES

General

         The securities  will be issued in series.  Each series of  certificates  (or, in some  instances, two or more  series  of  certificates)  will be issued  pursuant  to a pooling  and  servicing  agreement, similar to one of the forms filed as an exhibit to the  registration  statement  of which this  prospectus is a part.  Each pooling and  servicing  agreement  will be filed with the  Commission  as an exhibit to a
Current  Report on Form 8-K.  Each  series of notes (or, in some  instances,  two or more series of notes)
will be issued  pursuant to an indenture  between the related  issuing entity and the trustee,  similar to the form  filed as an exhibit to the  registration  statement  of which  this  prospectus  is a part.  The issuing entity will be created  pursuant to an owner trust  agreement  between the depositor and the owner trustee.  Each indenture,  along with the related servicing  agreement and owner trust agreement,  will be filed with the  Commission as an exhibit to a Current  Report on Form 8-K.  Qualified  counsel will render an opinion to the effect that the issuing  entity's assets will not be considered  assets of the Seller or the depositor in the event of the  bankruptcy  of the Seller or the  depositor.  The  following  summaries
(together  with  additional  summaries  under "The  Agreements"  below)  describe the material  provisions relating to the securities common to each Agreements.

         Certificates  of each  series  covered by a  particular  pooling  and  servicing  agreement  will evidence  specified  beneficial  ownership  interests in a separate issuing entity created pursuant to the pooling and  servicing  agreement.  Each series of notes covered by a particular  indenture  will evidence indebtedness  of a separate  issuing  entity  created  pursuant to the related owner trust  agreement.  An issuing  entity will consist of, to the extent  provided in the pooling and  servicing  agreement or owner trust agreement:

      o     the mortgage loans (and the related mortgage  documents) or interests  therein  (including any mortgage  securities)  underlying a particular  series of  securities as from time to time are subject to the pooling and  servicing  agreement  or  servicing  agreement,  exclusive  of, if specified in the related  prospectus  supplement,  any interest  retained by the  depositor or any of its affiliates with respect to each mortgage loan;

      o     all  payments and  collections  in respect of the mortgage  loans or mortgage  securities  due after the related  cut-off date,  as from time to time are  identified as deposited in respect thereof  in  the  related  Protected  Account,  Distribution  Account  or  any  other  account established pursuant to the Agreement as described below;

      o     any property  acquired in respect of mortgage  loans in the issuing  entity,  whether  through foreclosure of a mortgage loan or by deed in lieu of foreclosure;

      o     hazard  insurance  policies,  Primary  Insurance  Policies,  FHA  insurance  policies  and  VA guarantees,  if any,  maintained  in respect of mortgage  loans in the issuing  entity and the proceeds of these policies;

      o     U.S. Government Securities;

      o     the rights of the depositor under any mortgage loan purchase  agreement,  including in respect of any representations and warranties therein; and

      o     any combination,  as and to the extent specified in the related  prospectus  supplement,  of a financial  guaranty  insurance  policy,  mortgage  pool  insurance  policy,  letter of credit, special  hazard  insurance  policy,  or currency  or  interest  rate  exchange  agreements  as described under "Description of Credit Enhancement" in this prospectus.

         If provided in the related  prospectus  supplement,  the original principal amount of a series of securities may exceed the principal balance of the mortgage loans or mortgage  securities  initially being delivered  to the  trustee.  Cash  in an  amount  equal  to  this  difference  will  be  deposited  into a pre-funding  account  maintained with the trustee.  During the period set forth in the related  prospectus supplement,  amounts on deposit in the  pre-funding  account may be used to purchase  additional  mortgage loans or mortgage  securities for the related  issuing  entity.  Any amounts  remaining in the pre-funding account at the end of the period  will be  distributed  as a  principal  prepayment  to the holders of the related  series  of  securities  at the  time  and in the  manner  set  forth  in the  related  prospectus supplement.

         Each series of  securities  may consist of any one or a  combination  of the  following  types of classes:

Accretion Directed                                 A class of  securities  designated to receive  principal  payments primarily  from the interest  that  accrues on  specified  Accrual
                                                   Classes.

Accrual                                            A  class  of  securities  where  the  accrued  interest  otherwise payable to such  certificates is allocated to specified classes of
                                                   certificates   as   principal   payments  in  reduction  of  their
                                                   certificate  principal balance. The certificate  principal balance of the Accrual  Class will be increased to the extent such accrued interest is so allocated.

Companion                                          A class that receives  principal payments on any distribution date only if scheduled  payments  have been made on  specified  planned amortization  classes,  targeted amortization classes or scheduled principal classes.

Component                                          A class consisting of  "components."  The components of a class of component  securities may have different principal and/or interest payment  characteristics  but together  constitute a single class.
                                                   Each  component  of  a  class  of  component   securities  may  be
                                                   identified  as falling into one or more of the  categories in this list.

Fixed Rate                                         A class with an interest  rate that is fixed  throughout  the life of the class.

Floating Rate                                      A class that receives  interest payments based on an interest rate that fluctuates  each payment period based on a designated  index, which will be of a type that is  customarily  used in the debt and fixed income markets to measure the cost of borrowed  funds,  plus a specified margin.

Interest Only or IO                                A class of securities  with no principal  balance and which is not entitled to principal  payments.  Interest  usually  accrues based on a specified notional amount.

Inverse Floating Rate                              A class of securities  where the  pass-through  rate adjusts based on the  excess  between  a  specified  rate and  LIBOR or  another index,  which  will be of a type that is  customarily  used in the debt and fixed  income  markets  to measure  the cost of  borrowed funds.

Lock Out                                           A class of securities  which is "locked out" of certain  payments, usually principal, for a specified period of time.

Partial Accrual                                    A class that accretes a portion of the amount of accrued  interest thereon,  which amount will be added to the  principal  balance of
                                                   such  class  on  each  applicable   distribution  date,  with  the
                                                   remainder of such accrued interest to be distributed  currently as interest  on such  class.  Such  accretion  may  continue  until a specified  event has occurred or until such Partial  Accrual class is retired.

Principal Only                                     A class of securities which is not entitled to interest payments.

Planned Amortization Class or PAC                  A class of  securities  with a principal  balance  that is reduced based on a  schedule  of  principal  balances,  assuming a certain range of prepayment rates on the underlying assets.

Scheduled Principal                                A class that is designed  to receive  principal  payments  using a predetermined  principal balance schedule but is not designated as a Planned  Amortization Class or Targeted  Amortization  Class. In
                                                   many  cases,  the  schedule is derived by  assuming  two  constant prepayment  rates for the underlying  assets.  These two rates are the  endpoints  for the  "structuring  range"  for  the  scheduled principal class.

Senior Support                                     A class that absorbs the realized  losses other than excess losses that would  otherwise  be  allocated to a Super Senior Class after the  related  classes  of  subordinated  securities  are no longer outstanding.

Sequential Pay                                     Classes that receive principal payments in a prescribed  sequence, that do not have  predetermined  principal  balance  schedules and
                                                   that  under  all  circumstances   receive  payments  of  principal
                                                   continuously  from  the  first  distribution  date on  which  they receive  principal  until they are  retired.  A single  class that receives  principal  payments before or after all other classes in the same series of  securities  may be  identified as a sequential pay class.

Super Senior                                       A class  that will not bear its  proportionate  share of  realized losses  (other  than  excess  losses) as its share is  directed to another class,  referred to as the "support class" until the class principal balance of the support class is reduced to zero.

Target Amortization or TAC                         A class of  securities  with a principal  balance  that is reduced based on a scheduled  of  principal  balances,  assuming a certain targeted rate of prepayments on the related collateral.

Variable Rate                                      A class with an  interest  rate that  resets  periodically  and is
                                                   calculated   by  reference  to  the  rate  or  rates  of  interest
                                                   applicable to specified assets or instruments  (e.g., the mortgage rates borne by the underlying loans).

With  respect to any series of notes,  the related  Equity  Certificates,  insofar as they  represent  the beneficial  ownership  interest in the Issuing  Entity,  will be subordinate  to the related notes.  As to each series,  the offered  securities will be rated in one of the four highest rating categories by one or more  Rating  Agencies.  Credit  support for the  offered  securities  of each series may be provided by a financial  guaranty  insurance  policy,  mortgage pool insurance policy,  letter of credit,  reserve fund, currency or interest rate exchange  agreement,  overcollateralization,  cross-collateralization  or by the subordination  of one or more other  classes of  securities,  each,  as described  under  "Description  of
Credit Enhancement" in this prospectus, or by any combination of the foregoing.

         If so specified in the prospectus  supplement  relating to a series of certificates,  one or more elections may be made to treat the related issuing entity,  or a designated  portion thereof,  as a REMIC.
If an election is made with respect to a series of  certificates,  one of the classes of  certificates  in the series will be  designated  as  evidencing  the sole class of  "residual  interests"  in each  related
REMIC, as defined in the Code;  alternatively,  a separate class of ownership  interests will evidence the residual  interests.  All other classes of certificates in the series will constitute  "regular interests"
in the  related  REMIC,  as defined in the Code.  As to each  series of  certificates  as to which a REMIC election is to be made, the master  servicer,  trustee or other specified entity will be obligated to take specified actions required in order to comply with applicable laws and regulations.

Form of Securities

         Except as  described  below,  the  offered  securities  of each series will be issued as physical certificates  or notes  in fully  registered  form  only in the  denominations  specified  in the  related prospectus  supplement,  and will be  transferable  and  exchangeable at the corporate trust office of the registrar  named  in  the  related  prospectus  supplement.  No  service  charge  will  be  made  for  any registration of exchange or transfer of offered  securities,  but the trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge. A  "securityholder"  or "holder" is the entity whose name appears on the records of the registrar  (consisting of or including the security  register) as the registered holder of a security.

         If so  specified  in  the  related  prospectus  supplement,  specified  classes  of a  series  of securities  will be initially  issued  through the  book-entry  facilities  of DTC. As to any class of DTC
Registered   Securities,   the   recordholder  of  the  securities  will  be  DTC's  nominee.   DTC  is  a
limited-purpose  trust company  organized under the laws of the State of New York,  which holds securities for its  participants  and  facilitates  the clearance and settlement of securities  transactions  between participants  through electronic  book-entry changes in the accounts of participants.  Intermediaries have indirect access to DTC's clearance system.

         If securities are issued as DTC Registered  Securities,  no Beneficial  Owner will be entitled to receive a security  representing  its interest in  registered,  certificated  form,  unless either (1) DTC ceases to act as depository  in respect  thereof and a successor  depository  is not obtained,  or (2) the depositor  elects,  with the consent of the Beneficial  Owners,  to discontinue  the  registration  of the securities  through DTC.  Prior to one of these  events,  Beneficial  Owners will not be recognized by the trustee or the master  servicer as holders of the related  securities for purposes of the related  pooling and  servicing  agreement or indenture,  and  Beneficial  Owners will be able to exercise  their rights as owners of the securities only indirectly  through DTC,  participants  and  Intermediaries.  Any Beneficial
Owner that desires to purchase,  sell or otherwise transfer any interest in DTC Registered  Securities may do so only through DTC,  either  directly if the Beneficial  Owner is a participant or indirectly  through participants  and, if  applicable,  Intermediaries.  Pursuant to the  procedures of DTC,  transfers of the beneficial  ownership  of  any  DTC  Registered  Securities  will  be  required  to  be  made  in  minimum denominations  specified  in the  related  prospectus  supplement.  The ability of a  Beneficial  Owner to pledge DTC Registered  Securities to persons or entities that are not  participants in the DTC system,  or to  otherwise  act with  respect  to the  securities,  may be  limited  because  of the  lack of  physical certificates or notes evidencing the securities and because DTC may act only on behalf of participants.

         Distributions  in respect of the DTC  Registered  Securities  will be forwarded by the trustee or other specified  entity to DTC, and DTC will be responsible  for forwarding the payments to  participants, each of which will be responsible  for disbursing the payments to the Beneficial  Owners it represents or, if applicable, to Intermediaries.  Accordingly,  Beneficial Owners may experience delays in the receipt of payments in respect of their  securities.  Under DTC's  procedures,  DTC will take actions permitted to be taken by holders of any class of DTC Registered  Securities  under the pooling and servicing  agreement or indenture  only  at the  direction  of one or more  participants  to  whose  account  the  DTC  Registered
Securities  are  credited  and whose  aggregate  holdings  represent  no less than any  minimum  amount of
Percentage  Interests or voting rights required  therefor.  DTC may take conflicting  actions with respect to any action of holders  of  securities  of any class to the extent  that  participants  authorize  these actions.  None of the master servicer,  the depositor,  the trustee or any of their respective  affiliates will have any  liability  for any  aspect of the  records  relating  to or  payments  made on  account  of beneficial  ownership  interests in the DTC  Registered  Securities,  or for  maintaining,  supervising or reviewing any records relating to the beneficial ownership interests.

Global Securities

         Some of the offered  securities may be Global Securities.  Except in some limited  circumstances, the Global  Securities will be available only in book-entry form.  Investors in the Global  Securities may hold those  Global  Securities  through any of DTC,  Clearstream,  or Euroclear  System (in  Europe).  The
Global  Securities  will be traceable as home market  instruments  in both the European and U.S.  domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary  market trading between  investors  through  Clearstream  and Euroclear  System will be conducted  in the  ordinary  way  in  accordance  with  the  normal  rules  and  operating  procedures  of
Clearstream  and Euroclear  System and in accordance with  conventional  eurobond  practice  (i.e.,  seven calendar day settlement).

         Secondary  market  trading  between  investors  through DTC will be conducted  according to DTC's rules and procedures applicable to U.S. corporate debt obligations.

         Secondary  cross-market  trading  between  Clearstream or Euroclear  System and DTC  participants holding  interests in Global Securities will be effected on a  delivery-against-payment  basis through the respective depositories of Clearstream and Euroclear System (in that capacity) and as DTC participants.

         Non-U.S.  holders (as described below) of interests in Global  Securities will be subject to U.S.
withholding  taxes  unless  those  holders  meet various  requirements  and deliver  appropriate  U.S. tax documents to the securities clearing organizations or their participants.

         All  Global  Securities  will be  held in  book-entry  form by DTC in the  name of Cede & Co.  as nominee of DTC.  Investors'  interests in the Global  Securities  will be  represented  through  financial institutions acting on their behalf as direct and indirect  participants in DTC. As a result,  Clearstream and  Euroclear  System  will hold  positions  on  behalf  of their  participants  through  their  relevant depositary which in turn will hold those positions in their accounts as DTC participants.

         Investors  electing  to hold their  interests  in Global  Securities  through DTC will follow DTC settlement  practices.  Investor  securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors  electing  to  hold  their  interests  in  Global  Securities  through  Clearstream  or
Euroclear  System accounts will follow the settlement  procedures  applicable to  conventional  eurobonds, except that there will be no temporary  global  security and no "lock-up"  or  restricted  period.  Global
Securities will be credited to the securities  custody  accounts on the settlement date against payment in same-day funds.

         Since the purchaser  determines  the place of delivery,  it is important to establish at the time of the trade where both the  purchaser's  and seller's  accounts are located to ensure that settlement can be made on the desired value date.

         Secondary  market  trading  between DTC  participants  will occur in  accordance  with DTC rules.
Secondary  market trading  between  Clearstream  participants  or Euroclear  System  participants  will be settled  using the  procedures  applicable  to  conventional  eurobonds  in  same-day  funds.  When Global
Securities  are to be  transferred  from the account of a DTC  participant to the account of a Clearstream participant or a Euroclear  System  participant,  the purchaser will send  instructions  to Clearstream or
Euroclear System through a Clearstream  participant or Euroclear System  participant at least one business day prior to settlement.  Clearstream or Euroclear  System will instruct the relevant  depositary,  as the case may be, to receive the Global  Securities  against payment.  Payment will include interest accrued on the Global  Securities  from and  including the last coupon  payment date to and excluding the  settlement date,  on the basis of the actual  number of days in that accrual  period and a year assumed to consist of
360 days. For  transactions  settling on the 31st of the month,  payment will include  interest accrued to and excluding the first day of the following month.  Payment will then be made by the relevant  depositary to the DTC  participant's  account against  delivery of the Global  Securities.  After settlement has been completed,  the Global  Securities will be credited to the respective  clearing system and by the clearing system,  in accordance with its usual  procedures,  to the Clearstream  participant's  or Euroclear System participant's  account.  The securities credit will appear the next day (European time) and the cash debit will be  back-valued  to, and the  interest  on the Global  Securities  will accrue  from,  the value date
(which would be the preceding day when  settlement  occurred in New York).  If settlement is not completed on the intended value date (i.e.,  the trade  fails),the  Clearstream or Euroclear  System cash debit will be valued instead as of the actual settlement date.

         Clearstream  participants  and Euroclear System  participants  will need to make available to the respective  clearing  systems the funds necessary to process  same-day funds  settlement.  The most direct means of doing so is to preposition  funds for  settlement,  either from cash on hand or existing lines of credit,  as they would for any settlement  occurring within  Clearstream or Euroclear  System.  Under this approach,  they  may take on  credit  exposure  to  Clearstream  or  Euroclear  System  until  the  Global
Securities  are credited to their account one day later.  As an  alternative,  if Clearstream or Euroclear
System has extended a line of credit to them,  Clearstream  participants or Euroclear System  participants can elect not to  preposition  funds and allow that  credit  line to be drawn upon to finance  settlement.
Under this  procedure,  Clearstream  participants  or  Euroclear  System  participants  purchasing  Global
Securities  would incur  overdraft  charges for one day,  assuming  they  cleared the  overdraft  when the
Global  Securities  were credited to their  accounts.  However,  interest on the Global  Securities  would accrue  from the value  date.  Therefore,  in many cases the  investment  income on the Global  Securities earned  during  that  one-day  period may  substantially  reduce or offset  the amount of those  overdraft charges,  although  the  result  will  depend  on  each  Clearstream  participant's  or  Euroclear  System participant's  particular  cost of funds.  Since the  settlement  is taking place during New York business hours,  DTC  participants  can employ  their usual  procedures  for  crediting  Global  Securities  to the
respective  European  depositary  for  the  benefit  of  Clearstream   participants  or  Euroclear  System
participants.  The sale proceeds will be available to the DTC seller on the settlement  date. Thus, to the
DTC  participants  a  cross-market  transaction  will settle no  differently  than a trade between two DTC participants.

         Due to time zone  differences  in their favor,  Clearstream  participants  and  Euroclear  System participants may employ their customary  procedures for transactions in which Global  Securities are to be transferred by the respective clearing system,  through the respective  depositary,  to a DTC participant.
The seller will send  instructions  to Clearstream or Euroclear  System through a Clearstream  participant or  Euroclear  System  participant  at least  one  business  day  prior  to  settlement.  In  these  cases
Clearstream or Euroclear  System will instruct the respective  depositary,  as appropriate,  to credit the
Global  Securities  to the DTC  participant's  account  against  payment.  Payment will  include  interest accrued  on the Global  Securities  from and  including  the last  coupon  payment  to and  excluding  the settlement  date on the basis of the actual  number of days in that  accrual  period and a year assumed to consist to 360 days. For  transactions  settling on the 31st of the month,  payment will include  interest accrued to and excluding the first day of the following  month.  The payment will then be reflected in the account of Clearstream  participant or Euroclear System  participant the following day, and receipt of the cash  proceeds in the  Clearstream  participant's  or  Euroclear  System  participant's  account  would be back-valued  to the value date (which would be the preceding day, when  settlement  occurred in New York).
Should  the  Clearstream  participant  or  Euroclear  System  participant  have a line of credit  with its respective  clearing  system and elect to be in debt in  anticipation  of receipt of the sale  proceeds in its account,  the  back-valuation  will  extinguish any overdraft  incurred over that one-day  period.  If settlement  is not  completed  on the intended  value date (i.e.,  the trade  fails),  receipt of the cash proceeds in the  Clearstream  participant's  or Euroclear  System  participant's  account would instead be valued as of the actual settlement date.

         Finally,  day traders that use  Clearstream  or Euroclear  System and that purchase  interests in
Global  Securities from DTC  participants  for delivery to Clearstream  participants  or Euroclear  System participants  should note that these trades would  automatically  fail on the sale side unless affirmative action is taken.  At least three  techniques  should be readily  available  to  eliminate  this  potential problem:

      o     borrowing  through  Clearstream  or Euroclear  System for one day (until the purchase  side of the trade is reflected in their  Clearstream or Euroclear  System accounts) in accordance with the clearing system's customary procedures;

      o     borrowing  the Global  Securities  in the U.S.  from a DTC  participant  no later than one day prior to settlement,  which would give the Global  Securities  sufficient time to be reflected in their  Clearstream  or  Euroclear  System  account  in order to settle the sale side of the trade; or

      o     staggering  the  value  dates for the buy and sell  sides of the trade so that the value  date for the  purchase  from the DTC  participant  is at least one day prior to the value  date for the sale to the Clearstream participant or Euroclear System participant.

         A beneficial owner of interests in Global Securities holding  securities  through  Clearstream or
Euroclear  System (or  through  DTC if the holder has an address  outside the U.S.) will be subject to the
30% U.S.  withholding  tax that  generally  applies to  payments  of interest  (including  original  issue discount) on registered debt issued by U.S.  Persons (as defined below),  unless (i) each clearing system, bank or other financial  institution that holds customers'  securities in the ordinary course of its trade or business in the chain of  intermediaries  between that beneficial owner and the U.S. entity required to withhold tax complies with applicable  certification  requirements  and (ii) that  beneficial  owner takes one of the  following  steps to obtain an exemption or reduced tax rate:  Exemption  for Non-U.S.  Persons
(Form  W-8BEN).  Beneficial  holders of  interests  in Global  Securities  that are  Non-U.S.  Persons (as defined  below) can obtain a complete  exemption from the  withholding  tax by filing a signed Form W-8BEN
(Certificate  of  Foreign  Status  of  Beneficial  Owner  for  United  States  Tax  Withholding).  If  the
information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of that change.

         A Non-U.S.  Person (as  defined  below),  including  a non-U.S.  corporation  or bank with a U.S.
branch,  for which the interest  income is  effectively  connected with its conduct of a trade or business in the United States,  can obtain an exemption from the withholding  tax by filing Form W-8ECI  (Exemption from  Withholding  of Tax on Income  Effectively  Connected with the Conduct of a Trade or Business in the
United States).

         Non-U.S.  Persons  residing in a country that has a tax treaty with the United  States can obtain an  exemption  or reduced tax rate  (depending  on the treaty  terms) by filing  Form W-8BEN  (Holdership,
Exemption or Reduced Rate Certificate). Form W-8BEN may be filed by Noteholders or their agent.

         U.S.  Persons  can  obtain a  complete  exemption  from the  withholding  tax by filing  Form W-9
(Payer's Request for Taxpayer Identification Number and Certification).

         The  holder  of an  interest  in a Global  Security  or,  in the case of a Form  W-8BEN or a Form
W-8ECI filer,  his agent,  files by submitting  the  appropriate  form to the person through whom it holds the security (the clearing  agency,  in the case of persons holding  directly on the books of the clearing agency).  Form W-8BEN and Form W-8ECI are  effective  for three  calendar  years.  The term "U.S.  Person"
means a citizen or resident of the United States,  a  corporation,  partnership or other entity created or organized in, or under the laws of, the United States or any political  subdivision  thereof  (except,  in the case of a partnership,  to the extent provided in  regulations),  or an estate whose income is subject to United States  federal  income tax  regardless  of its source,  or a trust if a court within the United
States  is able to  exercise  primary  supervision  over the  administration  of the trust and one or more
United  States  Persons have the  authority to control all  substantial  decisions of the trust.  The term
"Non-U.S.  Person" means any person who is not a U.S. Person.  This summary does not deal with all aspects of U.S. Federal income tax withholding  that may be relevant to foreign holders of the Global  Securities.
Investors are advised to consult their own tax advisors for specific tax advice  concerning  their holding and disposing of the Global Securities.

Exchangeable Securities

       General

         As the related prospectus  supplement will discuss,  some series will include one or more classes of  exchangeable  securities.  In any of these  series,  the holders  specified in the related  prospectus supplement  will be  entitled,  after  notice and  payment to the  trustee of an  administrative  fee,  to exchange  all or a  portion  of those  classes  for  proportionate  interests  in one or more of the other classes of exchangeable securities.

         If the related prospectus  supplement describes the issuance of exchangeable  securities,  all of these classes of  exchangeable  securities will be listed on the cover of the prospectus  supplement.  The classes  of  securities  that  are  exchangeable  for one  another  will  be  referred  to in the  related prospectus  supplement as "related" to each other,  and each related  grouping of exchangeable  securities will be referred to as a  "combination."  Each  combination of  exchangeable  securities will be issued by
the  related   issuing  entity  and,  in  the  aggregate,   will  represent  a  distinct   combination  of
uncertificated  interests in the issuing entity.  At any time after their initial  issuance,  any class of exchangeable  securities  may be exchanged  for the related class or classes of  exchangeable  securities.
In some cases,  multiple  classes of  exchangeable  securities may be exchanged for one or more classes of related exchangeable securities.

         Descriptions  in  the  related  prospectus  supplement  about  the  securities  of  that  series, including  descriptions  of  principal  and  interest  distributions,  registration  and  denomination  of securities,  credit enhancement,  yield and prepayment  considerations and tax, ERISA and legal investment considerations,  will  also  apply to each  class  of  exchangeable  securities.  The  related  prospectus supplement will separately describe the yield and prepayment  considerations  applicable to, and the risks of  investment  in,  each  class of  exchangeable  securities  in a  combination.  For  example,  separate decrement  tables and yield tables,  if  applicable,  will be included for each class of a combination  of exchangeable securities.

       Exchanges

         If a holder elects to exchange its exchangeable  securities for related  exchangeable  securities the following three conditions must be satisfied:

      o     the  aggregate  principal  balance of the  exchangeable  securities  received in the exchange, immediately  after the  exchange,  must equal the  aggregate  principal  balance,  immediately prior  to the  exchange,  of the  exchanged  securities—for  purposes  of this  condition,  an interest only class will have a principal balance of zero;

      o     the annual interest  amount payable with respect to the  exchangeable  securities  received in the exchange must equal the aggregate annual interest amount of the exchanged securities; and

      o     the  class  or  classes  of  exchangeable  securities  must  be  exchanged  in the  applicable proportions, if any, described in the related prospectus supplement.

         There are different types of  combinations  that can exist.  Any individual  series of securities may have multiple types of combinations.  Some examples of combinations include:

      o     A class of  exchangeable  securities  with an interest rate that varies  directly with changes in an  index  and a class  of  exchangeable  securities  with an  interest  rate  that  varies indirectly  with  changes  in an  index  may  be  exchangeable  for a  class  of  exchangeable securities  with a fixed  interest  rate.  In this case,  the classes  that vary with an index would produce,  in the  aggregate,  an annual  interest  amount equal to that generated by the class with a fixed  interest  rate. In addition,  the aggregate  principal  balance of the two classes  that vary with an index  would  equal the  principal  balance  of the class  with the fixed interest rate.

      o     An  interest  only  class  and  principal  only  class  of  exchangeable   securities  may  be
            exchangeable,  together,  for a  class  that  is  entitled  to  both  principal  and  interest payments.  The principal  balance of the  principal  and interest  class would be equal to the principal  balance of the  exchangeable  principal  only class,  and the interest  rate on the principal  and  interest  class  would be a fixed  rate that  when  applied  to the  principal balance of this class would generate an annual  interest  amount equal to the annual  interest amount of the exchangeable interest only class.

      o     Two classes of principal  and interest  classes with  different  fixed  interest  rates may be exchangeable,  together,  for a  class  that  is  entitled  to  both  principal  and  interest payments,  with a  principal  balance  equal to the  aggregate  principal  balance  of the two exchanged  classes,  and a fixed  interest rate that when applied to the principal  balance of the  exchanged  for class,  would  generate an annual  interest  amount equal to the aggregate annual interest amount of the two exchanged classes.

         These examples of combinations of exchangeable  securities describe  combinations of exchangeable securities which differ in their interest  characteristics.  In some series, a securityholder  may be able to exchange its exchangeable  securities for other exchangeable  securities that have different  principal payment characteristics.  Examples of these types of combinations include:

      o     A class of exchangeable  securities that accretes all of its interest for a specified  period, with the accreted amount added to the principal  balance of the accreting  class,  and a class of  exchangeable  securities  that receives  principal  payments from these  accretions may be exchangeable,  together, for a single class of exchangeable  securities that receives payments of  principal  continuously  from the first  distribution  date on which it receives  interest until it is retired.

      o     A class  of  exchangeable  securities  that is  designed  to  receive  principal  payments  in accordance with a predetermined  schedule,  or a planned  amortization  class,  and a class of exchangeable  securities  that only  receives  principal  payments on a  distribution  date if scheduled  payments have been made on the planned  amortization  class,  may be  exchangeable, together,  for a class of exchangeable  securities that receives  principal  payments  without regard to the schedule from the first  distribution date on which it receives  principal until it is retired.

         A number  of  factors  may limit  the  ability  of an  exchangeable  securityholder  to effect an exchange.  For example,  the securityholder  must own, at the time of the proposed exchange,  the class or classes  necessary to make the exchange in the necessary  proportions.  If a  securityholder  does not own
the  necessary  classes  or  does  not  own  the  necessary  classes  in  the  proper   proportions,   the
securityholder   may  not  be  able  to  obtain  the  desired  class  of  exchangeable   securities.   The
securityholder  desiring to make the  exchange may not be able to purchase  the  necessary  class from the then-current  owner at a reasonable  price or the  necessary  proportion of the needed class may no longer be available due to principal payments or prepayments that have been applied to that class.

       Procedures

         The related  prospectus  supplement will describe the procedures that must be followed to make an exchange.  A  securityholder  will be required to provide  notice to the trustee five  business days prior to the  proposed  exchange  date or as  otherwise  specified  in the related  prospectus  supplement.  The notice must include the  outstanding  principal or notional  amount of the  securities to be exchanged and to be received,  and the proposed  exchange date. When the trustee  receives this notice,  it will provide
instructions   to  the   securityholder   regarding   delivery  of  the  securities  and  payment  of  the
administrative  fee. A  securityholder's  notice to the  trustee  will  become  irrevocable  on the second business day prior to the proposed  exchange date.  Any  exchangeable  securities in book-entry  form will be subject to the rules, regulations and procedures applicable to DTC's book-entry securities.

         If the  related  prospectus  supplement  describes  exchange  proportions  for a  combination  of classes of  exchangeable  securities,  these  proportions  will be based on the original,  rather than the outstanding, principal or notional amounts of these classes.

         The first  payment  on an  exchangeable  security  received  in an  exchange  will be made on the distribution  date in the month  following  the month of the  exchange or as  otherwise  described  in the related  prospectus  supplement.  This  payment  will be made to the  securityholder  of  record as of the applicable record date.

Assignment of Trust Fund Assets

         At the time of issuance of a series of  securities,  the  depositor  will assign,  or cause to be assigned,  to the related  trustee  (or its  nominee),without  recourse,  the  mortgage  loans or mortgage securities  being  included in the related  issuing  entity,  together  with,  all  principal and interest received on or with respect to the mortgage  loans or mortgage  securities  after the cut-off date,  other than  principal  and interest due on or before the cut-off  date.  If specified in the related  prospectus supplement,  the depositor or any of its  affiliates  may retain an interest in the issuing entity assets, if any, for itself or transfer the same to others.  The trustee will,  concurrently  with the  assignment, deliver  the  securities  of the  series to or at the  direction  of the  depositor  in  exchange  for the mortgage  loans and/or  mortgage  securities  in the related  issuing  entity.  Each mortgage loan will be identified  in a schedule  appearing  as an exhibit to the related  pooling  and  servicing  agreement  or servicing  agreement.  The schedule will  include,  among other  things,  information  as to the principal balance  of  each  mortgage  loan  in the  related  issuing  entity  as of the  cut-off  date,  as well as information  respecting  the mortgage  rate,  the  currently  scheduled  monthly  payment of principal and interest,  the maturity of the mortgage note and the  Loan-to-Value  Ratio at origination or  modification
(without regard to any secondary financing).

         In addition,  the  depositor  will,  as to each  mortgage  loan,  other than (1)  mortgage  loans underlying any mortgage securities and (2) Contracts,  deliver,  or cause to be delivered,  to the related trustee (or to the custodian described below) the following documents:

      o     the mortgage note endorsed,  without recourse,  either in blank or to the order of the trustee
            (or its nominee),

      o     the mortgage  with  evidence of recording  indicated on the mortgage  (except for any mortgage not  returned  from the public  recording  office) or, in the case of a  cooperative  mortgage loan, on the related financing statement,

      o     an assignment  of the mortgage in blank or to the trustee (or its nominee) in recordable  form
            (or, with respect to a cooperative  mortgage  loan, an assignment of the  respective  security agreements,  any applicable UCC financing statements,  recognition agreements,  relevant stock certificates,  related  blank stock  powers and the related  proprietary  leases or  occupancy agreements),

      o     any  intervening  assignments  of the mortgage  with  evidence of recording on the  assignment
            (except for any assignment not returned from the public recording office),
      o     if applicable, any riders or modifications to the mortgage note and mortgage,

      o     if the mortgage  loan is secured by additional  collateral,  certain  security and  assignment documents relating to the pledge of the additional collateral, and

      o     any other  documents set forth in the related pooling and servicing  agreement,  mortgage loan purchase agreement or servicing agreement.

The assignments  may be blanket  assignments  covering  mortgages on mortgaged  properties  located in the same county, if permitted by law.

         Notwithstanding  the foregoing,  an issuing entity may include  mortgage loans where the original mortgage  note is not delivered to the trustee if the depositor  delivers,  or causes to be delivered,  to the related  trustee (or the  custodian)  a copy or a duplicate  original of the mortgage  note,  together with an affidavit  certifying that the original  thereof has been lost or destroyed.  In addition,  if the depositor  cannot deliver,  with respect to any mortgage loan, the mortgage or any intervening  assignment with evidence of recording on the assignment  concurrently  with the execution and delivery of the related pooling and servicing  agreement or servicing  agreement because of a delay caused by the public recording office,  the depositor will deliver,  or cause to be delivered,  to the related trustee (or the custodian)
a true and correct  photocopy of the mortgage or assignment  as submitted  for recording  within one year.
The  depositor  will deliver,  or cause to be delivered,  to the related  trustee (or the  custodian)  the mortgage or assignment with evidence of recording  indicated on the assignment  after receipt thereof from the public  recording  office.  If the depositor  cannot  deliver,  with respect to any mortgage loan, the mortgage  or any  intervening  assignment  with  evidence  of  recording  on the  mortgage  or  assignment concurrently  with the execution and delivery of the related pooling and servicing  agreement or servicing agreement  because the mortgage or assignment has been lost,  the depositor  will deliver,  or cause to be delivered,  to the related  trustee (or the  custodian)  a true and correct  photocopy  of the mortgage or assignment  with evidence of recording on the mortgage or  assignment.  If the depositor  cannot  deliver, with respect to any mortgage loan, the mortgage or any  intervening  assignment with evidence of recording on the  mortgage  or  assignment  because  the  applicable  jurisdiction  retains  the  originals  of such documents,  the depositor will deliver photocopies of such documents containing an original  certification by the judicial or other  governmental  authority of the jurisdiction  where such documents were recorded.
Assignments  of the  mortgage  loans to the trustee (or its nominee)  will be recorded in the  appropriate public recording  office,  except (1) where  recordation is not required by the Rating Agencies rating the applicable  securities,  (2) in states  where,  in the  opinion  of  counsel  acceptable  to the  trustee, recording is not  required to protect the  trustee's  interests in the mortgage  loan against the claim of any  subsequent  transferee  or any  successor to or creditor of the  depositor or the  originator  of the mortgage loan or (3) where Mortgage Electronic  Registration  Systems,  Inc. is identified on the mortgage or a properly  recorded  assignment  of mortgage as the mortgagee of record solely as nominee for a Seller and its successors and assigns.  In addition,  the depositor shall not be required to deliver  intervening assignments or mortgage note  endorsements  between the  underlying  sellers of the mortgage loans and the
Seller, between the Seller and the depositor and between the depositor and the trustee.

         As to each  Contract,  the  depositor  will  deliver,  or cause to be  delivered,  to the related trustee (or the custodian) the following documents:

      o     the original Contract endorsed, without recourse, to the order of the trustee,

      o     copies of documents and instruments  related to the Contract and the security  interest in the
            Manufactured Home securing the Contract, and

      o     a blanket  assignment  to the trustee of all Contracts in the related  issuing  entity and the related documents and instruments.

In order to give notice of the right,  title and interest of the  securityholders  to the  Contracts,  the depositor will cause to be executed and delivered to the trustee a UCC-1 financing  statement  identifying the trustee as the secured party and identifying all Contracts as collateral.

         The depositor will, as to each mortgage security included in a mortgage pool,  deliver,  or cause to be delivered,  to the related  trustee (or the custodian),  either (i) cause an electronic  transfer of that  security  or  (ii)  provide  a  physical  certificate  or note  evidencing  the  mortgage  security, registered  in the name of the related  trustee (or its  nominee),  or endorsed in blank or to the related trustee (or its nominee),  or  accompanied  by transfer  documents  sufficient to effect a transfer to the trustee (or its nominee).

         The trustee (or the  custodian)  will hold the  documents in trust for the benefit of the related securityholders,  and  generally  will review the documents  within 180 days after receipt  thereof in the case of documents  delivered  concurrently  with the  execution  and  delivery of the related  pooling and servicing  agreement  or  indenture,  and within the time  period  specified  in the  related  pooling and servicing  agreement or indenture in the case of all other documents  delivered.  If any document is found to be missing or defective in any material  respect,  the trustee (or the  custodian)  will be required to promptly so notify the master  servicer,  the  depositor,  and the related  Seller.  If the related Seller does not cure the  omission  or defect  within a specified  period  after  notice is given  thereto by the trustee,  and the omission or defect materially and adversely affects the interests of  securityholders in the  affected  mortgage  loan or  mortgage  security,  then,  the  related  Seller  will be  obligated  to repurchase  the mortgage loan or mortgage  security from the trustee at its purchase  price (or, if and to the extent it would  otherwise  be  permitted  to do so for a breach of  representation  and  warranty  as described  under "The Mortgage  Pools—Representations  of Sellers," to substitute for the mortgage loan or mortgage  security).  The trustee will be obligated to enforce this obligation of the Seller to the extent described  above under "The  Mortgage  Pools—Representations  by  Sellers,"  but there can be no assurance that the applicable  Seller will fulfill its  obligation to repurchase  (or  substitute  for) the affected mortgage loan or mortgage  security as described  above. The depositor will not be obligated to repurchase or substitute  for the mortgage loan or mortgage  security if the Seller  defaults on its obligation to do
so. This  repurchase  or  substitution  obligation  constitutes  the sole remedy  available to the related securityholders  and the  related  trustee  for  omission  of,  or a  material  defect  in, a  constituent document.  Any affected  mortgage loan or mortgage  security not so repurchased  or substituted  for shall remain in the related issuing entity.

         The  trustee  will be  authorized  at any time to appoint  one or more  custodians  pursuant to a custodial  agreement to hold title to the mortgage loans and/or mortgage  securities in any mortgage pool, and to maintain  possession  of and, if  applicable,  to review,  the  documents  relating to the mortgage loans and/or mortgage  securities,  in any case as the agent of the trustee. The identity of any custodian to be  appointed  on the date of  initial  issuance  of the  securities  will be set forth in the  related prospectus supplement. A custodian may be an affiliate of the depositor or the master servicer.

         Except  as  to  mortgage  loans  underlying  any  mortgage  securities,   the  Seller  will  make
representations  and warranties as to the types and geographical  concentrations of the mortgage loans and as to the  accuracy  of some of the  information  furnished  to the  related  trustee  in  respect of each mortgage loan (for example,  the original  Loan-to-Value  Ratio,  the principal  balance as of the cut-off date,  the mortgage rate and maturity).  Upon a breach of any of these  representations  which  materially and  adversely  affects  the  interests  of the  securityholders  in a mortgage  loan,  the Seller will be obligated to cure the breach in all material  respects,  to  repurchase  the mortgage loan at its purchase price or, to substitute  for the mortgage  loan a Qualified  Substitute  Mortgage Loan in accordance  with the provisions for  substitution by Sellers as described  above under "The Mortgage  Pools—Representations by  Sellers."  This  repurchase  or  substitution  obligation  constitutes  the sole remedy  available  to securityholders  or the trustee for a breach of a  representation  by a Seller.  Any mortgage  loan not so repurchased or substituted for shall remain in the related issuing entity.

         Pursuant to the related  pooling and  servicing  agreement  or  servicing  agreement,  the master servicer for any mortgage  pool,  either  directly or through  servicers,  will service and administer the mortgage loans  included in the mortgage pool and assigned to the related  trustee as more fully set forth under  "Servicing of Mortgage  Loans" in this  prospectus.  Each of the depositor and the master  servicer will make limited  representations  and warranties  regarding its authority to enter into, and its ability to perform its obligations under, the pooling and servicing agreement or servicing agreement.

Distribution Account

         General. The master servicer,  trustee or securities  administrator,  as applicable,  will, as to the issuing  entity,  establish  and maintain or cause to be  established  and  maintained a  Distribution
Account,  which will be  established  so as to comply with the  standards  of each Rating  Agency that has rated any one or more  classes of  securities  of the related  series.  A  Distribution  Account  shall be maintained  as an  Eligible  Account,  and the  funds  held  therein  may be held as cash or  invested  in
Permitted  Investments.  The  master  servicer,  trustee  or  securities  administrator,  or other  entity designated in the related  prospectus  supplement,  will have sole  discretion to determine the particular investments  made so long as it complies with the  investment  terms of the related  pooling and servicing agreement or the related  servicing  agreement and indenture.  Any Permitted  Investments  shall not cause the depositor to register  under the  Investment  Company Act of 1940. Any interest or other income earned on  funds  in the  Distribution  Account  will be paid  to the  master  servicer,  trustee  or  securities
administrator,   or  other  entity  designated  in  the  related  prospectus  supplement,   as  additional
compensation  or  will  be  available  for  payments  on the  securities  as  provided  in the  prospectus supplement.  If  permitted by the Rating  Agency or Agencies  and so  specified in the related  prospectus supplement,  a  Distribution  Account  may  contain  funds  relating  to more than one series of  mortgage pass-through  certificates or mortgage-backed  notes and may contain other funds representing  payments on mortgage loans owned by the related master servicer or serviced by it on behalf of others.

         Deposits.  With respect to each series of  securities,  the related master  servicer,  servicers, trustee or special  servicer  will be required  to deposit or cause to be  deposited  in the  Distribution
Account for the related issuing entity within a period  following  receipt (in the case of collections and payments),  the following  payments and collections  received,  or advances made, by the master  servicer, the  servicers,  the trustee or any special  servicer  subsequent  to the cut-off date with respect to the mortgage  loans and/or  mortgage  securities  in the issuing  entity (other than payments due on or before the cut-off date):

      o     all payments on account of principal, including principal prepayments, on the mortgage loans;

      o     all  payments on account of interest on the mortgage  loans,  including  any default  interest collected,  in each case net of any  portion  thereof  retained  by the master  servicer,  any servicer or any special  servicer as its  servicing  compensation  or as  compensation  to the trustee, and further net of any retained interest of the depositor;

      o     all payments on the mortgage securities;

      o     all payments on the U.S. Government Securities (if any);

      o     all Insurance Proceeds and Liquidation Proceeds;

      o     any  amounts  paid  under  any  instrument  or drawn  from any fund  that  constitutes  credit enhancement  for the related series of securities as described  under  "Description  of Credit
            Enhancement" in this prospectus;

      o     any advances made as described under "—Advances" below;

      o     any Buydown Funds (and, if applicable,  investment  earnings on the Buydown Funds) required to be paid to securityholders, as described below;

      o     any  amounts  paid by the master  servicer  and the  servicers  to cover  Prepayment  Interest
            Shortfalls  arising out of the prepayment of mortgage loans as described  under  "Servicing of
            Mortgage  Loans—Servicing  and Other Compensation and Payment of Expenses;  Retained Interest"
            in this prospectus;

      o     to the extent  that any item does not  constitute  additional  servicing  compensation  to the master  servicer,  a servicer or a special  servicer,  any payments on account of modification or assumption fees, late payment charges or prepayment premiums on the mortgage loans;

      o     any amount  required to be deposited by the master  servicer or the trustee in connection with losses realized on investments  for the benefit of the master servicer or the trustee,  as the case may be, of funds held in the Distribution Account; and

      o     any other  amounts  required to be  deposited in the  Distribution  Account as provided in the related pooling and servicing  agreement or the related servicing  agreement and indenture and described in this prospectus or in the related prospectus supplement.

         With respect to each buydown  mortgage loan, the master servicer will be required to deposit,  or cause the related  servicer to deposit,  the related  Buydown  Funds  provided to it in a Buydown  Account which will comply with the  requirements  set forth in this  prospectus  with respect to the  Distribution
Account.  The terms of all buydown  mortgage  loans  provide for the  contribution  of Buydown Funds in an amount  equal to or  exceeding  either (1) the total  payments  to be made from the funds  pursuant to the related  buydown plan or (2) if the Buydown Funds are to be deposited on a discounted  basis,  that amount of Buydown Funds which,  together with investment  earnings on the Buydown Funds at a rate as will support the scheduled  level of payments due under the buydown  mortgage loan.  Neither the master  servicer,  any servicer nor the depositor will be obligated to add to any  discounted  Buydown Funds any of its own funds should investment  earnings prove insufficient to maintain the scheduled level of payments.  To the extent that any  insufficiency  is not  recoverable  from the  mortgagor  or, in an  appropriate  case,  from the
Seller,  distributions  to  securityholders  may be affected.  With respect to each buydown mortgage loan, the master servicer will be required  monthly to withdraw from the Buydown  Account and deposit,  or cause the servicer of the mortgage loans to withdraw from the Buydown Account and deposit,  in the  Distribution
Account as  described  above the amount,  if any, of the Buydown  Funds (and,  if  applicable,  investment earnings on the Buydown  Funds) for each  buydown  mortgage  loan that,  when added to the amount due from the  mortgagor on the buydown  mortgage  loan,  equals the full monthly  payment which would be due on the buydown mortgage loan if it were not subject to the buydown plan.
         If the  mortgagor on a buydown  mortgage  loan prepays the mortgage  loan in its entirety  during the Buydown  Period,  the master  servicer or servicer of the  mortgage  loan will be required to withdraw from the Buydown Account and remit to the mortgagor or the other  designated  party in accordance with the related  buydown plan any Buydown Funds remaining in the Buydown  Account.  If a prepayment by a mortgagor during the  Buydown  Period  together  with  Buydown  Funds will  result in full  prepayment  of a buydown mortgage  loan,  the master  servicer or  servicer  of the  mortgage  loan  generally  will be required to withdraw  from the  Buydown  Account  and  deposit  in the  Distribution  Account  the  Buydown  Funds and
investment  earnings on the Buydown Funds,  if any,  which  together with the prepayment  will result in a prepayment  in full;  provided  that Buydown  Funds may not be available to cover a prepayment  under some mortgage  loan  programs.  Any Buydown  Funds so remitted  to the master  servicer or the  servicer of the mortgage  loan in  connection  with a prepayment  described in the  preceding  sentence  will be deemed to reduce the amount that would be required to be paid by the  mortgagor to repay fully the related  mortgage loan if the mortgage loan were not subject to the buydown plan. Any investment  earnings  remaining in the
Buydown  Account  after  prepayment  or after  termination  of the Buydown  Period will be remitted to the related  mortgagor  or the other  designated  party  pursuant  to the Buydown  Agreement  relating to each buydown  mortgage  loan. If the  mortgagor  defaults  during the Buydown  Period with respect to a buydown mortgage loan and the property  securing the buydown  mortgage loan is sold in liquidation  (either by the master  servicer,  the servicer of the mortgage loan, the primary  insurer,  any pool insurer or any other insurer),  the master  servicer or related  servicer will be required to withdraw from the Buydown Account the Buydown Funds and all investment  earnings on the Buydown  Funds,  if any, and either deposit the same in the Distribution  Account or,  alternatively,  pay the same to the primary insurer or the pool insurer, as the case may be, if the mortgaged  property is  transferred  to the insurer and the insurer pays all of the loss incurred in respect of the default.

         Prior to the deposit of funds into the  Distribution  Account,  as  described  under  "—Deposits"
above,  funds related to the mortgage loans serviced by a master  servicer or a servicer may be maintained by a master  servicer or a servicer in a Protected  Account which will be established so as to comply with the  standards of each Rating  Agency that has rated any one or more classes of  securities of the related series.  Each  Protected  Account shall be maintained as an Eligible  Account,  and the funds held therein may be held as cash or invested in Permitted  Investments.  Any  interest or other income  earned on funds in a Protected  Account will be paid to the master  servicer or servicer,  as  applicable,  as  additional compensation.  If  permitted by the Rating  Agency or Agencies and so specified in the related  prospectus supplement,  a  Protected  Account  may  contain  funds  relating  to more  than one  series  of  mortgage pass-through  certificates or mortgage-backed  notes and may contain other funds representing  payments on mortgage  loans owned by the related master  servicer or serviced by it on behalf of others.  In the event that an issuing  entity has multiple  servicers,  funds from the Protected  Accounts may first be remitted to a  Master  Servicer  Collection  Account,  meeting  the same  eligibility  standards  as the  Protected
Accounts, prior to being deposited into the Distribution Account.

         Withdrawals.  With respect to each series of securities,  the master servicer, trustee or special servicer  generally may make withdrawals from the Distribution  Account for the related issuing entity for any one or more of the  following  purposes,  unless  otherwise  provided  in the  related  agreement  and described in the related prospectus supplement:

         (1)      to make distributions to the related securityholders on each distribution date;

         (2)      to  reimburse  the master  servicer,  any  servicer  or any other  specified  person for unreimbursed  amounts  advanced by it in respect of mortgage loans in the issuing entity as described under  "—Advances"  below,  these  reimbursements to be made out of amounts received  which were  identified  and  applied by the master  servicer  or a servicer as late  collections  of interest (net of related  servicing  fees) on and principal of the particular  mortgage  loans  with  respect  to which  the  advances  were made or out of amounts drawn under any form of credit enhancement with respect to the mortgage loans;

         (3)      to  reimburse  the  master  servicer,  a  servicer  or a  special  servicer  for  unpaid servicing  fees earned by it and some  unreimbursed  servicing  expenses  incurred by it with  respect to  mortgage  loans in the  issuing  entity  and  properties  acquired  in respect  thereof,  these  reimbursement  to  be  made  out  of  amounts  that  represent
                  Liquidation  Proceeds and Insurance Proceeds collected on the particular  mortgage loans and properties,  and net income collected on the particular properties,  with respect to which the fees were earned or the expenses  were  incurred or out of amounts drawn under any form of credit enhancement with respect to the mortgage loans and properties;

         (4)      to  reimburse  the master  servicer,  a servicer or any other  specified  person for any advances  described in clause (2) above made by it and any servicing  expenses  referred to in clause (3) above  incurred by it which,  in the good faith  judgment of the master servicer,  the applicable  servicer or the other person,  will not be  recoverable  from the amounts  described in clauses (2) and (3),  respectively,  the  reimbursement  to be made from amounts  collected on other  mortgage  loans in the issuing  entity or, if and to the  extent so  provided  by the  related  pooling  and  servicing  agreement  or the related  servicing  agreement  and  indenture  and  described in the related  prospectus supplement,  only from that  portion of amounts  collected on the other  mortgage  loans that is otherwise  distributable  on one or more classes of  subordinate  securities  of the related series;

         (5)      if and to the extent described in the related prospectus  supplement,  to pay the master servicer,  a servicer,  a special  servicer or another  specified  entity  (including  a provider of credit  enhancement)  interest  accrued on the advances  described in clause
                  (2) above made by it and the servicing  expenses  described in clause (3) above incurred by it while these remain outstanding and unreimbursed;

         (6)      to  reimburse  the  master  servicer,  a  servicer,  the  depositor,  or  any  of  their respective  directors,  officers,  employees  and  agents,  as  the  case  may  be,  for expenses,  costs and liabilities  incurred thereby, as and to the extent described under
                  "The  Agreements—Certain  Matters  Regarding the Master  Servicer and the  Depositor" in
                  this prospectus;

         (7)      if and to the extent  described in the related  prospectus  supplement,  to pay the fees of the trustee;

         (8)      to reimburse the trustee or any of its  directors,  officers,  employees and agents,  as the case may be, for expenses,  costs and liabilities  incurred  thereby,  as and to the extent  described  under "The  Agreements—Some  Matters  Regarding  the Trustee" in this prospectus;

         (9)      to pay the master  servicer or the trustee,  as  additional  compensation,  interest and investment income earned in respect of amounts held in the Distribution Account;

         (10)     to pay  (generally  from related  income) the master  servicer,  a servicer or a special
                  servicer  for  costs  incurred  in  connection   with  the  operation,   management  and
                  maintenance of any mortgaged  property  acquired by the issuing entity by foreclosure or by deed in lieu of foreclosure;

         (11)     if one or more  elections  have  been  made to treat the  issuing  entity or  designated portions  thereof as a REMIC,  to pay any federal,  state or local taxes  imposed on the issuing  entity or its  assets or  transactions,  as and to the extent  described  under
                  "Federal  Income  Tax  Consequences—REMICS—Prohibited  Transactions  and Other  Possible
                  REMIC Taxes" in this prospectus;

         (12)     to pay for the cost of an  independent  appraiser or other expert in real estate matters retained  to  determine a fair sale price for a  defaulted  mortgage  loan or a property acquired in respect  thereof in connection  with the liquidation of the mortgage loan or property;

         (13)     to pay for the cost of various  opinions  of counsel  obtained  pursuant  to the related pooling and  servicing  agreement or the related  servicing  agreement and indenture for the benefit of the related securityholders;

         (14)     to pay to itself,  the depositor,  a Seller or any other appropriate  person all amounts received with respect to each mortgage loan  purchased,  repurchased or removed from the issuing entity pursuant to the terms of the related  pooling and servicing  agreement or the related  servicing  agreement and indenture and not required to be distributed as of the date on which the related purchase price is determined;

         (15)     to make any other withdrawals  permitted by the related pooling and servicing  agreement or  the  related  servicing  agreement  and  indenture  and  described  in  the  related prospectus supplement;

         (16)     to pay for costs and  expenses  incurred by the issuing  entity for  environmental  site assessments  performed  with  respect  to  multifamily  or  commercial  properties  that constitute  security for defaulted mortgage loans, and for any containment,  clean-up or remediation of hazardous wastes and materials present on that mortgaged  properties,  as described  under  "Servicing  of Mortgage  Loans—Realization  Upon or Sale of  Defaulted
                  Mortgage Loans" in this prospectus; and

         (17)     to clear and  terminate the  Distribution  Account upon the  termination  of the issuing entity.

Distributions

         Distributions  on the  securities  of each  series  will be made by or on behalf  of the  related trustee or  securities  administrator,  as  applicable,  on each  distribution  date as  specified  in the related  prospectus  supplement  from the available  funds for the series and the  distribution  date. The available funds for any series of securities and any  distribution  date will generally refer to the total of all  payments  or other  collections  (or  advances  in lieu  thereof)  on,  under or in respect of the mortgage  loans and/or  mortgage  securities and any other assets  included in the related  issuing entity that are available for  distribution  to the  securityholders  of the series on that date.  The particular components  of the  available  funds for any series on each  distribution  date will be more  specifically described in the related prospectus supplement.

         Distributions  on the securities of each series (other than the final  distribution in retirement of any  certificate)  will be made to the  persons in whose names the  securities  are  registered  on the
Record Date,  and the amount of each  distribution  will be determined as of the  Determination  Date. All distributions  with respect to each class of  securities  on each  distribution  date will be allocated in accordance with the holder's  Percentage  Interest in a particular class.  Payments will be made either by wire  transfer  in  immediately  available  funds to the  account of a  securityholder  at a bank or other entity having  appropriate  facilities  therefor,  if the securityholder has provided the trustee or other person  required to make the payments with wiring  instructions  no later than five business days prior to the  related  Record  Date or other date  specified  in the  related  prospectus  supplement  (and,  if so provided in the related  prospectus  supplement,  the  securityholder  holds  securities  in any requisite amount or denomination  specified therein),  or by check mailed to the address of the securityholder as it appears on the security  register;  provided,  however,  that the final  distribution in retirement of any class of securities  will be made only upon  presentation  and surrender of the securities at the location specified in the notice to securityholders of the final distribution.

Distributions of Interest and Principal on the Securities

         Each  class of  securities  of each  series,  other  than  Strip  Securities  and REMIC  Residual
Certificates  that have no security  interest  rate, may have a different per annum rate at which interest accrues on that class of securities,  which may be fixed,  variable or adjustable,  or any  combination of rates.  The related  prospectus  supplement  will specify the security  interest rate or, in the case of a variable or adjustable  security  interest rate, the method for  determining  the security  interest rate, for each class. The related  prospectus  supplement will specify whether interest on the securities of the series will be  calculated  on the basis of a 360-day  year  consisting  of twelve  30-day  months or on a different method.

         Distributions  of interest  in respect of the  securities  of any class,  other than any class of
Accrual  Securities,  Strip  Securities  or  REMIC  Residual  Certificates  that  is not  entitled  to any distributions of interest,  will be made on each  distribution  date based on the accrued interest for the class and the  distribution  date,  subject  to the  sufficiency  of the  portion of the  available  funds allocable  to the class on the  distribution  date.  Prior to the time  interest is  distributable  on any class of Accrual Securities,  the amount of accrued interest otherwise  distributable on the class will be added  to the  principal  balance  thereof  on each  distribution  date.  With  respect  to each  class of interest-bearing  securities,  accrued  interest for each  distribution  date will be equal to interest at the  applicable  security  interest  rate  accrued for a  specified  period  (generally  one month) on the outstanding  principal balance thereof  immediately prior to the distribution  date.  Accrued interest for each  distribution  date on Strip  Securities  entitled to  distributions  of interest  will be  similarly calculated  except  that it will  accrue on a notional  amount  that is based on either (1) the  principal balances of some or all of the mortgage  loans and/or  mortgage  securities in the related  issuing entity or (2) the principal  balances of one or more other  classes of  securities of the same series.  Reference to a notional  amount with  respect to a class of Strip  Securities  is solely for  convenience  in making calculations  of  accrued  interest  and does not  represent  the right to  receive  any  distribution  of principal.  If so specified in the related prospectus  supplement,  the amount of accrued interest that is otherwise  distributable  on (or, in the case of Accrual  Securities,  that may  otherwise be added to the principal  balance  of) one or more  classes of the  securities  of a series will be reduced to the extent that any Prepayment  Interest  Shortfalls,  as described under "Yield  Considerations" in this prospectus, exceed the  amount of any sums  (including,  if and to the  extent  specified  in the  related  prospectus supplement,  the master servicer's or applicable  servicer's  servicing  compensation) that are applied to offset the shortfalls.  The particular  manner in which the shortfalls will be allocated among some or all of the classes of securities of that series will be specified in the related  prospectus  supplement.  The related  prospectus  supplement will also describe the extent to which the amount of accrued interest that is otherwise  distributable on (or, in the case of Accrual Securities,  that may otherwise be added to the principal  balance  of)  a  class  of  offered  securities  may  be  reduced  as a  result  of  any  other contingencies,  including  delinquencies,  losses and  Deferred  Interest  on or in respect of the related mortgage loans or application of the Relief Act with respect to the mortgage  loans.  Any reduction in the amount of accrued  interest  otherwise  distributable on a class of securities by reason of the allocation to the class of a portion of any  Deferred  Interest on or in respect of the related  mortgage  loans will result in a corresponding increase in the principal balance of the class.

         As and to the extent described in the related prospectus  supplement,  distributions of principal with  respect  to a series of  securities  will be made on each  distribution  date to the  holders of the class or classes of securities of the series entitled  thereto until the principal  balance or balances of the  securities  have been reduced to zero.  In the case of a series of securities  which  includes two or more classes of securities,  the timing,  order, priority of payment or amount of distributions in respect of principal,  and any schedule or formula or other  provisions  applicable to the  determination  thereof
(including  distributions  among multiple classes of senior securities or subordinate  securities),  shall be as set forth in the related  prospectus  supplement.  Distributions of principal with respect to one or more  classes  of  securities  may be made at a rate that is faster  (and,  in some  cases,  substantially faster) than the rate at which  payments or other  collections  of principal  are received on the mortgage loans and/or mortgage  securities in the related issuing entity,  may not commence until the occurrence of events such as the  retirement of one or more other  classes of  securities of the same series,  or may be made at a rate that is slower (and, in some cases,  substantially  slower) than the rate at which payments or other  collections  of principal  are received on the mortgage  loans and/or  mortgage  securities.  In addition,  distributions  of  principal  with respect to one or more  classes of  securities  may be made, subject to available funds,  based on a specified  principal  payment schedule and, with respect to one or more classes of  securities,  may be contingent on the specified  principal  payment  schedule for another class of the same  series  and the rate at which  payments  and  other  collections  of  principal  on the mortgage loans and/or mortgage securities in the related issuing entity are received.

Pre-Funding Account

         If so specified in the related  prospectus  supplement,  the pooling and  servicing  agreement or other  agreement may provide for the transfer by the Sellers of additional  mortgage  loans to the related issuing entity after the Closing Date.  The  additional  mortgage loans will be required to conform to the requirements  set forth in the related pooling and servicing  agreement or other  agreement  providing for the transfer,  and will be underwritten to the same standards as the mortgage loans initially  included in the issuing  entity as  described in the  prospectus  supplement.  As specified in the related  prospectus supplement,  the transfer may be funded by the  establishment  of a pre-funding  account  established with the trustee.  If a  pre-funding  account is  established,  all or a portion of the proceeds of the sale of one or more classes of  securities  of the related  series will be deposited in the account to be released as additional  mortgage loans are transferred.  A pre-funding account will be required to be maintained as an Eligible Account,  the amounts therein may be required to be invested in Permitted  Investments and the amount  held  therein  shall  at no  time  exceed  50% of the  proceeds  of the  offering  of the  related securities.  The related pooling and servicing  agreement or other agreement providing for the transfer of additional  mortgage  loans  generally  will  provide that the  transfers  must be made within up to three months  (with  respect  to any  series of  certificates)  or up to,  but not in excess  of, one year (with respect to any series of notes) after the Closing  Date,  and that amounts set aside to fund the transfers
(whether in a pre-funding  account or  otherwise)  and not so applied  within the required  period of time will be  deemed to be  principal  prepayments  and  applied  in the  manner  set  forth in the  prospectus supplement.  To the extent amounts in any  pre-funding  account have not been used to purchase  additional mortgage  loans,  holders of the securities may receive an additional  prepayment,  which may affect their yield to maturity.  In addition,  securityholders  may not be able to reinvest  amounts  received from any pre-funding account in comparable securities, or may only be able to do so at a lower interest rate.

Distributions on the Securities in Respect of Prepayment Premiums

         Prepayment  premiums will  generally be retained by the master  servicer,  a servicer,  or by the
Seller  as  additional  compensation.  However,  if so  provided  in the  related  prospectus  supplement, prepayment  premiums  received on or in connection  with the mortgage loans or mortgage  securities in any issuing  entity will be distributed  on each  distribution  date to the holders of the class or classes of securities of the related  series  entitled  thereto in accordance  with the  provisions  described in the prospectus supplement.

Allocation of Losses and Shortfalls

         The amount of any losses or  shortfalls  in  collections  on the mortgage  loans and/or  mortgage securities  in any issuing  entity (to the extent not  covered or offset by draws on any  reserve  fund or under any instrument of credit  enhancement or applied  against  overcollateralization)  will be allocated among the respective  classes of securities of the related series in the priority and manner,  and subject to the  limitations,  specified  in  the  related  prospectus  supplement.  As  described  in the  related prospectus  supplement,  these allocations may result in reductions in the entitlements to interest and/or principal  balances of one or more classes of securities,  or may be effected  simply by a  prioritization of payments among classes of securities.

Advances

         If and to  the  extent  provided  in  the  related  prospectus  supplement,  and  subject  to any limitations  specified therein,  the related master servicer or any servicer will be obligated to advance, or have the option of advancing,  on or before each  distribution  date, from its own funds or from excess funds held in the related Master  Servicer  Collection  Account or Protected  Account that are not part of the available funds for the related series of securities for that  distribution  date, an amount up to the aggregate of any scheduled payments of interest (and, if specified in the related  prospectus  supplement, principal) on the mortgage loans that were  delinquent  on, or not received by, the related  Determination
Date (or such other date  specified in the Agreement,  but in any event prior to the related  distribution date).  No notice will be given to the  certificateholders  of these  advances.  Advances  are intended to maintain a regular flow of scheduled  interest and  principal  payments to holders of the class or classes of securities  entitled  thereto,  rather than to guarantee or insure  against  losses.  Accordingly,  all advances made from the master  servicer's or a servicer's  own funds will be  reimbursable  out of related recoveries  on the  mortgage  loans  (including,  to the extent  described in the  prospectus  supplement, amounts received under any fund or instrument  constituting credit enhancement)  respecting which advances were  made  and  other  specific  sources  as may be  identified  in the  related  prospectus  supplement, including amounts which would otherwise be payable to the offered  securities.  No Nonrecoverable  Advance will be required to be made by the master  servicer or a  servicer;  and, if  previously  made by a master servicer or a servicer,  a  Nonrecoverable  Advance will be  reimbursable  from any amounts in the related
Master  Servicer  Collection  Account or Protected  Account prior to any  distributions  being made to the related  series of  securityholders.  If advances  have been made from excess  funds in a Master  Servicer
Collection  Account,  the master  servicer  will be required  to replace the funds in such  account on any future  distribution  date to the extent that funds then in such account are  insufficient  to permit full distributions to securityholders on that date. If so specified in the related prospectus  supplement,  the obligation of a master  servicer or a servicer to make  advances may be secured by a cash advance  reserve fund or a surety bond. If applicable,  information  regarding the  characteristics of, and the identity of any  obligor on, a surety  bond,  will be set forth in the related  prospectus  supplement.  If any person other than the master  servicer  has any  obligation  to make  advances as  described  above,  the related prospectus  supplement  will  identify  the  person.  If and to the  extent  so  provided  in the  related prospectus  supplement,  any entity making  advances will be entitled to receive  interest on the advances for the period that the advances are outstanding at the rate specified in the prospectus  supplement,  and the entity  will be entitled to payment of the  interest  periodically  from  general  collections  on the mortgage  loans in the related  issuing  entity  prior to any payment to  securityholders  or as otherwise provided in the related  pooling and  servicing  agreement or  servicing  agreement  and  described in the prospectus  supplement.  As specified in the related  prospectus  supplement with respect to any series of securities as to which the issuing entity includes  mortgage  securities,  the advancing  obligations with respect to the  underlying  mortgage  loans will be pursuant to the terms of the mortgage  securities,  as may be  supplemented  by the  terms of the  applicable  pooling  and  servicing  agreements  or  servicing agreements for such mortgage securities, and may differ from the provisions described above.

Modifications

         In  instances  in which a mortgage  loan is in default or if default is  reasonably  foreseeable, and if determined by the master  servicer to be in the best  interest of the  securityholders,  the master servicer or servicer may permit  servicing  modifications of the mortgage loan rather than proceeding with
foreclosure.   However,   the  master   servicer's  and  the  servicer's   ability  to  perform  servicing
modifications will be subject to some limitations, including but not limited to the following:

         o        Advances  and other  amounts  may be added to the  outstanding  principal  balance  of a mortgage loan only once during the life of a mortgage loan.

         o        Any  amounts  added to the  principal  balance  of the  mortgage  loan,  or  capitalized amounts  added to the mortgage  loan,  will be required to be fully  amortized  over the remaining term of the mortgage loan.

         o        All  capitalizations  are to be implemented in accordance  with the sponsor's  standards and may be  implemented  only  by  servicers  that  have  been  approved  by the  master servicer for that purpose.

         o        The final  maturity of any mortgage loan shall not be extended  beyond the assumed final distribution date.

         o        No  servicing  modification  with  respect  to a  mortgage  loan will have the effect of reducing the mortgage  rate below one half of the mortgage  rate as in effect on the cut off date, but not less than the servicing fee rate.

         Any  advances  made on any  mortgage  loan will be  reduced  to  reflect  any  related  servicing modifications  previously  made.  The mortgage  rate and Net Mortgage Rate as to any mortgage loan will be deemed  not  reduced  by any  servicing  modification,  so that the  calculation  of  accrued  certificate interest  (as  defined  in the  prospectus  supplement)  payable  on the  offered  securities  will not be affected by the servicing modification.

Reports to Securityholders

         With each  distribution  to  securityholders  of a particular  class of offered  securities,  the related master  servicer,  trustee or other specified  person will make available to each holder of record of the class of securities a monthly  statement or statements  with respect to the related  issuing entity setting  forth the  information  specifically  described  in the  related  prospectus  supplement  and the related pooling and servicing agreement or the related servicing agreement or indenture.

         In addition,  within a reasonable  period of time after the end of each calendar year, the master servicer,  trustee or securities  administrator,  as  applicable,  will furnish a report to each holder of record of a class of offered  securities  at any time during the calendar year or, in the event the person was a  holder  of  record  of a class of  securities  during  a  portion  of the  calendar  year,  for the applicable  portion of the year.  Reports,  whether  monthly or annual,  will be transmitted in the method described  in the  related  prospectus  supplement  to the  holder of  record  of the class of  securities contemporaneously  with the distribution on that particular  class. In addition,  the monthly reports will be posted on a website as described below under "Available  Information" and "Reports to  Securityholders"
in this prospectus.

                                    DESCRIPTION OF CREDIT ENHANCEMENT

General

         As set  forth  below and in the  applicable  prospectus  supplement,  credit  enhancement  may be provided by one or more of a financial  guaranty  insurance  policy, a special hazard insurance  policy, a mortgage  pool  insurance  policy or a letter of  credit.  In  addition,  if  provided  in the  applicable prospectus  supplement,  in lieu of or in addition  to any or all of the  foregoing  arrangements,  credit enhancement  may be in the  form of a  reserve  fund to cover  the  losses,  subordination  of one or more classes of  subordinate  securities  for the  benefit  of one or more  classes  of senior  securities,  of cross-collateralization  or  overcollateralization,  or a combination of the foregoing. The credit support may be provided by an assignment of the right to receive  specified  cash amounts,  a deposit of cash into a reserve fund or other pledged  assets,  or by guarantees  provided by a third-party  or any  combination thereof  identified in the applicable  prospectus  supplement.  Each component will have  limitations  and will provide coverage with respect to Realized Losses on the related  mortgage loans.  Credit support will cover  Defaulted  Mortgage  Losses,  but  coverage may be limited or  unavailable  with respect to Special
Hazard Losses,  Fraud Losses,  Bankruptcy Losses and  Extraordinary  Losses. To the extent that the credit support for the offered  securities of any series is exhausted,  the holders thereof will bear all further risk of loss.

         The amounts and types of credit  enhancement  arrangements as well as the providers  thereof,  if applicable,  with  respect to the  offered  securities  of each  series  will be set forth in the  related prospectus  supplement.  To the extent  provided in the applicable  prospectus  supplement and the pooling and servicing agreement or indenture,  the credit enhancement  arrangements may be periodically  modified, reduced and substituted  for based on the aggregate  outstanding  principal  balance of the mortgage loans covered  thereby  or the  principal  amount or  interest  due on one or more  classes of  securities.  See
"Description of Credit  Enhancement—Reduction  or Substitution of Credit  Enhancement" in this prospectus.
If specified  in the  applicable  prospectus  supplement,  the  coverage  provided by one or more forms of external  credit  support (for example,  financial  guaranty  insurance or other  insurance  policies) may apply concurrently to one or more related loan groups. If applicable,  the related  prospectus  supplement will identify the loan groups to which the external  credit support  relates and the manner of determining the amount of the coverage provided and the application of the coverage to the identified loan groups.

         In general,  references  to  "mortgage  loans"  under this  "Description  of Credit  Enhancement"
section are to mortgage loans in a issuing entity.  However,  if so provided in the prospectus  supplement for a series of  securities,  any mortgage  securities  included in the related  issuing entity and/or the related  underlying  mortgage loans may be covered by one or more of the types of credit support described in this prospectus.  The related  prospectus  supplement will specify,  as to each form of credit support, the  information  indicated  below with respect  thereto,  to the extent the  information  is material and available.

Subordinate Securities

         If so specified in the related  prospectus  supplement,  one or more classes of  securities  of a series may be subordinate  securities.  Subordinate  securities may be offered  securities.  To the extent specified in the related  prospectus  supplement,  the rights of the holders of subordinate  securities to receive  distributions from the Distribution  Account on any distribution date will be subordinated to the corresponding  rights of the holders of senior  securities.  In  addition,  as provided in the  prospectus supplement,  losses or shortfalls  will be allocated to subordinate  securities  before they are allocated to more senior  securities.  If so provided in the related prospectus  supplement,  the subordination of a class may apply  only in the  event of (or may be  limited  to) some  types of losses or  shortfalls.  The
related  prospectus   supplement  will  set  forth  information   concerning  the  manner  and  amount  of
subordination  provided by a class or classes of subordinate  securities in a series and the circumstances under which the subordination will be available.

Cross-Collateralization

         If the  mortgage  loans  and/or  mortgage  securities  in any  issuing  entity are  divided  into separate groups,  each supporting a separate class or classes of securities of the related series,  credit enhancement may be provided by  cross-collateralization  support  provisions  requiring that distributions be made on  senior  securities  evidencing  interests  in one  group of  mortgage  loans  and/or  mortgage securities prior to distributions on subordinate  securities  evidencing interests in a different group of mortgage loans and/or  mortgage  securities  within the issuing  entity.  The prospectus  supplement for a series that  includes a  cross-collateralization  provision  will describe the manner and  conditions  for applying the provisions.

Overcollateralization

         If so  specified  in the related  prospectus  supplement,  interest  collections  on the mortgage loans may exceed  interest  payments on the offered  securities  for the related  distribution  date.  The excess  interest  may be  deposited  into a reserve  fund or  applied  as a payment  of  principal  on the securities.  To the extent excess interest is applied as principal payments on the securities,  the effect will be to reduce the  principal  balance of the  securities  relative to the  outstanding  balance of the mortgage loans, thereby creating  overcollateralization  and additional protection to the securityholders, as specified in the related prospectus  supplement.  If so provided in the related prospectus  supplement, overcollateralization  may also be provided as to any series of  securities  by the issuance of securities in an  initial  aggregate  principal  amount  which is less  than the  aggregate  principal  amount of the related mortgage loans.

Financial Guaranty Insurance Policy

         If so specified in the related prospectus  supplement,  a financial guaranty insurance policy may be obtained and maintained  for a class or series of  securities.  The insurer with respect to a financial guaranty insurance policy will be described in the related prospectus supplement.

         A financial  guaranty  insurance policy will be unconditional  and irrevocable and will guarantee to holders of the  applicable  securities  that an amount  equal to the full amount of payments due to the holders  will be  received  by the  trustee  or its agent on behalf of the  holders  for  payment  on each distribution  date. The specific  terms of any financial  guaranty  insurance  policy will be set forth in the related  prospectus  supplement.  A  financial  guaranty  insurance  policy may have  limitations  and generally  will not  insure  the  obligation  of the  Sellers  or the master  servicer  to  repurchase  or substitute  for a defective  mortgage loan,  will not insure  Prepayment  Interest  Shortfalls or interest shortfalls  due to the  application  of the  Relief  Act and  will  not  guarantee  any  specific  rate of principal  payments.  The  insurer  will be  subrogated  to the  rights of each  holder to the  extent the insurer makes payments under the financial guaranty insurance policy.

Mortgage Pool Insurance Policies

         Any mortgage  pool  insurance  policy  obtained by the  depositor  for an issuing  entity will be issued by the insurer named in the applicable prospectus  supplement.  Each mortgage pool insurance policy will cover  Defaulted  Mortgage  Losses in an amount  equal to a percentage  specified  in the  applicable prospectus  supplement of the aggregate  principal  balance of the mortgage  loans on the cut-off date, or will cover a portion of  Defaulted  Mortgage  Losses on any mortgage up to a specified  percentage  of the
Value of that mortgage loan. As set forth under  "Maintenance of Credit  Enhancement" in this  prospectus, the master  servicer will use  reasonable  efforts to maintain,  or cause the  servicers to maintain,  any mortgage pool insurance  policy and to present claims  thereunder to the insurer on behalf of itself,  the related trustee and the related  securityholders.  The mortgage pool insurance policies,  however, are not blanket policies against loss, since claims  thereunder may only be made respecting  particular  defaulted mortgage  loans  and only  upon  satisfaction  of the  terms of the  related  policy.  Any  exceptions  to coverage  will be  described  in the  related  prospectus  supplement.  Unless  specified  in the  related prospectus  supplement,  the mortgage pool insurance policies may not cover losses due to a failure to pay or denial of a claim under a Primary Insurance Policy, irrespective of the reason therefor.

Letter of Credit

         If any  component  of  credit  enhancement  as to the  offered  securities  of a series  is to be provided  by a letter of credit,  a bank will  deliver to the  related  trustee an  irrevocable  letter of credit.  The letter of credit may provide  direct  coverage with respect to the mortgage  loans.  The bank that  delivered  the letter of credit,  as well as the amount  available  under the letter of credit  with respect  to  each  component  of  credit  enhancement,  will be  specified  in the  applicable  prospectus supplement.  If so specified in the related prospectus  supplement,  the letter of credit may permit draws only in the event of certain  types of losses and  shortfalls.  The letter of credit may also  provide for the payment of required  advances  which the master  servicer or any  servicer  fails to make.  The amount available  under the letter of credit  will,  in all cases,  be reduced to the extent of any  unreimbursed payments  thereunder and may otherwise be reduced as described in the related prospectus  supplement.  The letter of credit  will  expire on the  expiration  date set forth in the  related  prospectus  supplement, unless earlier terminated or extended in accordance with its terms.

Special Hazard Insurance Policies

         Any special hazard  insurance  policy  covering  Special Hazard Losses  obtained by the depositor for an issuing entity will be issued by the insurer named in the applicable  prospectus  supplement.  Each special hazard  insurance  policy will,  subject to limitations  described  below,  protect holders of the related series of securities from Special Hazard Losses.  See "Description of Primary Mortgage  Insurance,
Hazard Insurance;  Claims Thereunder" in this prospectus.  However, a special hazard insurance policy will not cover losses  occasioned by war, civil  insurrection,  some  governmental  actions,  errors in design,
faulty  workmanship  or  materials  (except  under  some   circumstances),   nuclear  reaction,   chemical
contamination,  waste by the mortgagor and other risks.  Aggregate claims under a special hazard insurance policy will be limited to the amount set forth in the related  prospectus  supplement  and will be subject to reduction as described in the related prospectus supplement.

         Subject to the  foregoing  limitations,  a special  hazard  insurance  policy will provide  that, where there has been  damage to  property  securing a  foreclosed  mortgage  loan (title to which has been acquired by the  insured)  and to the extent the damage is not covered by the hazard  insurance  policy or flood insurance  policy, if any,  maintained by the mortgagor or the master servicer,  special servicer or the  servicer,  the insurer will pay the lesser of (1) the cost of repair or  replacement  of the property or (2) upon  transfer of the property to the insurer,  the unpaid  principal  balance of the mortgage loan at the time of acquisition of the property by  foreclosure  or deed in lieu of  foreclosure,  plus accrued interest  at the  mortgage  rate to the date of claim  settlement  and  expenses  incurred  by the  master servicer,  special servicer or servicer with respect to the property.  If the property is transferred to a third party in a sale approved by the issuer of the special hazard insurance  policy,  the amount that the issuer  will pay will be the  amount  under  (2)  above  reduced  by the net  proceeds  of the sale of the property.  No claim may be validly  presented  under the special  hazard  insurance  policy  unless hazard insurance  on the  property  securing  a  defaulted  mortgage  loan  has  been  kept in  force  and  other reimbursable  protection,  preservation  and  foreclosure  expenses  have been paid (all of which  must be approved  in  advance by the issuer of the  special  hazard  insurance  policy).  If the unpaid  principal balance plus accrued  interest and expenses is paid by the insurer,  the amount of further  coverage under the related  special  hazard  insurance  policy will be reduced by that amount less any net proceeds  from the sale of the  property.  Any amount  paid as the cost of repair of the  property  will  further  reduce coverage by that amount.  Restoration  of the property  with the proceeds  described  under (1) above will satisfy the condition  under each mortgage pool  insurance  policy that the property be restored  before a claim under the mortgage  pool  insurance  policy may be validly  presented  with respect to the defaulted mortgage loan secured by the property.  The payment described under (2) above will render  presentation of a claim in respect of the mortgage loan under the related  mortgage  pool  insurance  policy  unnecessary.
Therefore,  so long as a mortgage  pool  insurance  policy  remains in effect,  the payment by the insurer under a special hazard insurance  policy of the cost of repair or of the unpaid  principal  balance of the related  mortgage  loan plus accrued  interest and expenses will not affect the total  Insurance  Proceeds paid to  securityholders,  but will affect the relative  amounts of coverage  remaining  under the related special hazard insurance policy and mortgage pool insurance policy.

         As and to the extent set forth in the applicable  prospectus  supplement,  coverage in respect of
Special  Hazard  Losses for a series of  securities  may be  provided,  in whole or in part,  by a type of instrument  other than a special hazard  insurance  policy or by means of a special hazard  representation of the Seller or the depositor.

Reserve Funds

         If so provided in the related  prospectus  supplement,  the depositor will deposit or cause to be deposited in a reserve fund any combination of cash, one or more  irrevocable  letters of credit or one or more Permitted  Investments in specified  amounts,  or any other  instrument  satisfactory to the relevant
Rating Agency or Agencies,  which will be applied and  maintained  in the manner and under the  conditions specified in the prospectus  supplement.  In the alternative or in addition to the deposit,  to the extent described in the related prospectus  supplement,  a reserve fund may be funded through  application of all or a portion of amounts  otherwise  payable  on any  related  subordinate  securities,  from the  retained interest of the  depositor or  otherwise.  To the extent that the funding of the reserve fund is dependent on amounts otherwise  payable on related  subordinate  securities,  any retained interest of the depositor or other cash flows  attributable to the related mortgage loans or reinvestment  income,  the reserve fund may provide less coverage than initially  expected if the cash flows or  reinvestment  income on which the funding is dependent  are lower than  anticipated.  In addition,  with respect to any series of securities as to which credit  enhancement  includes a letter of credit,  if so  specified in the related  prospectus supplement,  if specified  conditions  are met, the remaining  amount of the letter of credit may be drawn by the  trustee  and  deposited  in a reserve  fund.  Amounts  in a  reserve  fund may be  distributed  to securityholders,  or applied to reimburse the master servicer or a servicer for outstanding  advances,  or may be used for other  purposes,  in the manner  and to the extent  specified  in the  related  prospectus supplement.  The  related  prospectus  supplement  will  disclose  whether a  reserve  fund is part of the related  issuing entity.  If set forth in the related  prospectus  supplement,  a reserve fund may provide coverage to more than one series of securities.

         In connection  with the  establishment  of any reserve fund,  the reserve fund will be structured so that the trustee  will have a perfected  security  interest for the benefit of the  securityholders  in the assets in the reserve fund.  However,  to the extent that the depositor,  any affiliate thereof or any other  entity has an  interest  in any  reserve  fund,  in the event of the  bankruptcy,  receivership  or insolvency of that entity,  there could be delays in withdrawals  from the reserve fund and  corresponding payments  to the  securityholders  which  could  adversely  affect the yield to  investors  on the related securities.

         Amounts  deposited  in any reserve  fund for a series will be invested in  Permitted  Investments by, or at the  direction  of, and for the benefit of the master  servicer or any other person named in the related prospectus supplement.

Cash Flow Agreements

         If so provided in the related  prospectus  supplement,  the issuing entity may include guaranteed investment  contracts pursuant to which moneys held in the funds and accounts  established for the related series will be invested at a specified  rate. The principal terms of a guaranteed  investment  contract or other  cash  flow  agreement,  and the  identity  of the  obligor,  will be  described  in the  prospectus supplement for a series of notes.

Maintenance of Credit Enhancement

         To the  extent  that  the  applicable  prospectus  supplement  does  not  expressly  provide  for alternative  credit enhancement  arrangements in lieu of some or all of the arrangements  mentioned below, the following paragraphs shall apply.

         If a  financial  guaranty  insurance  policy  has  been  obtained  for  one or  more  classes  of securities  of a series,  the  trustee  will be  obligated  to  exercise  reasonable  efforts  to keep the financial  guaranty  insurance  policy in full  force and  effect  throughout  the term of the  applicable pooling  and  servicing  agreement  or  servicing  agreement,  until the  specified  class or  classes  of securities  have been paid in full,  unless  coverage  thereunder  has been exhausted  through  payment of claims, or until the financial  guaranty  insurance policy is replaced in accordance with the terms of the applicable  pooling and servicing  agreement or servicing  agreement.  The trustee will agree to remit the premiums for each  financial  guaranty  insurance  policy,  from  available  funds of the related  issuing entity,  in  accordance  with the  provisions  and  priorities  set forth in the  applicable  pooling  and servicing  agreement or servicing  agreement,  on a timely basis.  In the event the insurer ceases to be a qualified insurer as described in the related prospectus  supplement,  or fails to make a required payment under the related  financial  guaranty  insurance  policy,  neither the trustee nor any other  person will have any  obligation  to replace the insurer.  Any losses  associated  with any reduction or withdrawal in rating by an applicable Rating Agency shall be borne by the related securityholders.

         If a mortgage  pool  insurance  policy has been  obtained for some or all of the  mortgage  loans related to a series of securities,  the master servicer will be obligated to exercise  reasonable  efforts to keep the mortgage  pool  insurance  policy (or an alternate  form of credit  support) in full force and effect  throughout the term of the applicable  pooling and servicing  agreement or servicing  agreement to the extent  provided in the  related  prospectus  supplement.  The master  servicer  will agree to pay the premiums for each mortgage pool insurance  policy on a timely basis.  In the event the pool insurer ceases to be a qualified  insurer  because it ceases to be qualified by law to transact pool  insurance  business or coverage is terminated for any reason other than  exhaustion of the coverage,  the master servicer will use  reasonable  efforts  to  obtain  from  another  qualified  insurer  a  replacement  insurance  policy comparable to the mortgage  pool  insurance  policy with a total  coverage  equal to the then  outstanding coverage of the mortgage pool insurance  policy,  provided that, if the cost of the replacement  policy is greater than the cost of the mortgage  pool  insurance  policy,  the  coverage of the  replacement  policy will,  unless otherwise agreed to by the depositor,  be reduced to a level such that its premium rate does not exceed the premium rate on the mortgage pool insurance policy.

         If a letter of credit or alternate  form of credit  enhancement  has been  obtained for a series, the trustee  will be obligated to exercise  reasonable  efforts  cause to be kept or to keep the letter of credit (or an  alternate  form of credit  support)  in full force and  effect  throughout  the term of the applicable  pooling and servicing  agreement or indenture,  unless coverage  thereunder has been exhausted through  payment of claims or  otherwise,  or  substitution  therefor  is made as  described  below  under
"—Reduction  or  Substitution  of  Credit  Enhancement."  Unless  otherwise  specified  in the  applicable prospectus  supplement,  if a letter of credit  obtained for a series of securities is scheduled to expire prior to the date the final  distribution  on the  securities  is made and  coverage  under the  letter of credit  has not been  exhausted  and no  substitution  has  occurred,  the  trustee  will draw the  amount available under the letter of credit and maintain the amount in trust for the securityholders.

         If a special  hazard  insurance  policy has been  obtained  for the mortgage  loans  related to a series of  securities,  the master  servicer  will also be  obligated  to exercise  reasonable  efforts to maintain and keep the policy in full force and effect  throughout the term of the  applicable  pooling and servicing  agreement or  servicing  agreement,  unless  coverage  thereunder  has been  exhausted  through payment of claims or otherwise or substitution  therefor is made as described  below under  "—Reduction or
Substitution  of Credit  Enhancement."  If coverage for Special  Hazard Losses takes the form of a special hazard  insurance  policy,  the policy will provide  coverage  against risks of the type described in this prospectus  under  "Description  of Credit  Enhancement—Special  Hazard  Insurance  Policies."  The master servicer may obtain a substitute  policy for the existing  special hazard insurance policy if prior to the substitution  the master  servicer  obtains written  confirmation  from the Rating Agency or Agencies that rated the related  securities that the substitution  shall not adversely  affect the then-current  ratings assigned to the securities by the Rating Agency or Agencies.

         The master  servicer,  on behalf of itself,  the trustee and  securityholders,  will  provide the trustee  information  required for the trustee to draw under the letter of credit and will present  claims to each pool  insurer,  to the  issuer of each  special  hazard  insurance  policy,  and,  in  respect  of defaulted  mortgage loans for which there is no servicer,  to each primary insurer and take any reasonable steps as are necessary to permit  recovery  under the letter of credit,  insurance  policies or comparable coverage  respecting  defaulted  mortgage  loans or mortgage  loans which are the subject of a  bankruptcy proceeding.  As set forth above,  all collections by the master servicer under any mortgage pool insurance policy or any Primary  Insurance Policy and, where the related  property has not been restored,  a special hazard insurance policy, are to be deposited in the related  Distribution  Account,  subject to withdrawal as  described  above.  All draws  under  any  letter of credit  are also to be  deposited  in the  related
Distribution  Account.  In those cases in which a mortgage  loan is serviced by a servicer,  the servicer, on behalf of itself, the trustee and the securityholders  will present claims to the primary insurer,  and all paid claims  shall  initially  be deposited  in a Protected  Account  prior to being  delivered to the master servicer for ultimate deposit to the related Distribution Account.

         If any property  securing a defaulted  mortgage  loan is damaged and  proceeds,  if any, from the related hazard  insurance  policy or any applicable  special hazard  insurance  policy are insufficient to restore the damaged  property to a condition  sufficient to permit  recovery under any financial  guaranty insurance  policy,  mortgage pool  insurance  policy,  letter of credit or any related  Primary  Insurance
Policy,  neither the master  servicer  nor any servicer is required to expend its own funds to restore the damaged  property unless it determines (1) that the restoration  will increase the proceeds to one or more classes  of  securityholders  on  liquidation  of the  mortgage  loan  after  reimbursement  of the master servicer  for its  expenses  and (2) that the  expenses  will be  recoverable  by it  through  liquidation
Proceeds or Insurance Proceeds.  If recovery under any financial guaranty insurance policy,  mortgage pool insurance  policy,  letter of credit or any related Primary  Insurance Policy is not available because the master  servicer  or a  servicer  has  been  unable  to  make  the  above  determinations,  has  made  the determinations  incorrectly  or recovery is not available for any other  reason,  the master  servicer and each servicer is  nevertheless  obligated to follow the normal  practices and  procedures  (subject to the preceding  sentence) as it deems  necessary or advisable to realize upon the  defaulted  mortgage loan and in the event the  determinations  have been incorrectly made, is entitled to reimbursement of its expenses in connection with the restoration.

Reduction or Substitution of Credit Enhancement

         The  amount  of  credit  support  provided  pursuant  to any form of  credit  enhancement  may be reduced.  In most cases, the amount available  pursuant to any form of credit  enhancement will be subject to periodic  reduction in accordance  with a schedule or formula on a  nondiscretionary  basis pursuant to the terms of the related pooling and servicing  agreement or indenture.  Additionally,  in most cases, the form of credit support (and any  replacements  therefor) may be replaced,  reduced or terminated,  and the formula used in  calculating  the amount of coverage with respect to  Bankruptcy  Losses,  Special  Hazard
Losses or Fraud  losses may be  changed,  without  the  consent of the  securityholders,  upon the written assurance  from each  applicable  Rating  Agency that its  then-current  rating of the  related  series of securities  will not be  adversely  affected.  Furthermore,  in the event  that the  credit  rating of any obligor  under any  applicable  credit  enhancement  is  downgraded,  the credit  rating or ratings of the related  series of  securities  may be  downgraded  to a  corresponding  level,  and,  neither  the master servicer nor any other person will be obligated to obtain  replacement  credit support in order to restore the rating or ratings of the related series of securities.  The master  servicer will also be permitted to replace the credit  support  with other credit  enhancement  instruments  issued by obligors  whose credit ratings are  equivalent to the  downgraded  level and in lower amounts which would satisfy the  downgraded level,  provided  that the  then-current  rating  or  ratings  of the  related  series of  securities  are maintained.  Where the credit  support is in the form of a reserve  fund,  a  permitted  reduction  in the amount of credit  enhancement  will  result in a release of all or a portion of the assets in the  reserve fund to the depositor,  the master  servicer or the other person that is entitled  thereto.  Any assets so released will not be available for distributions in future periods.

                          OTHER FINANCIAL OBLIGATIONS RELATED TO THE SECURITIES

Derivatives

         The  issuing  entity  may  include  one or more  derivative  instruments,  as  described  in this section.  All  derivative  instruments  included in any issuing  entity will be used only in a manner that reduces or alters  risk  resulting  from the  mortgage  loans or other  assets in the pool,  and only in a manner such that the return on the offered  securities  will be based  primarily on the performance of the mortgage  loans or other assets in the pool.  Derivative  instruments  may include 1) interest  rate swaps
(or caps,  floors and collars) and yield  supplement  agreements as described below, 2) currency swaps and
3) market  value  swaps that are  referenced  to the value of one or more of the  mortgage  loans or other assets included in the issuing entity or to a class of offered securities.

         An  interest  rate swap is an  agreement  between  two  parties to  exchange a stream of interest payments on an agreed  hypothetical  or  "notional"  principal  amount.  No principal  amount is exchanged between the  counterparties  to an interest rate swap. In a typical swap,  one party agrees to pay a fixed rate on a notional  principal  amount,  while the  counterparty  pays a floating rate based on one or more reference  interest rates including the London Interbank  Offered Rate, or LIBOR, a specified bank's prime rate or U.S.  Treasury Bill rates.  Interest rate swaps also permit  counterparties to exchange a floating rate  obligation  based upon one reference  interest rate,  such as LIBOR,  for a floating rate obligation based upon another  referenced  interest  rate,  such as U.S.  Treasury Bill rates.  An interest rate cap, collar or floor is an agreement where the counterparty  agrees to make payments  representing  interest on a notional  principal amount when a specified  reference  interest rate is above a strike rate, outside of a range of strike rates,  or below a strike rate as specified in the agreement,  generally in exchange for a fixed amount paid to the  counterparty  at the time the  agreement is entered  into. A yield  supplement agreement is a type of cap agreement, and is substantially similar to a cap agreement as described above.

         The trustee,  securities  administrator  or supplemental  interest trust trustee on behalf of the related issuing entity may enter into interest rate swaps,  caps, floors and collars,  or yield supplement agreements,  to minimize the risk to securityholders  from adverse changes in interest rates or to provide supplemental  credit  support.  Cap  agreements  and yield  supplement  agreements  may be entered into to supplement  the interest rate or other rates  available to make  interest  payments on one or more classes of the securities of any series.

         A market  value swap might be used in a structure  where the pooled  assets are hybrid  ARMs,  or mortgage  loans that  provide for a fixed rate period and then convert by their terms to  adjustable  rate loans.  Such a structure  might  provide  that at a specified  date near the end of the fixed rate period, the investors  must tender their  securities to the trustee who will then transfer the securities to other investors  in a  mandatory  auction  procedure.  The  market  value swap would  ensure  that the  original investors  would  receive at least par at the time of tender,  by covering any  shortfall  between par and the then current market value of their securities.

         In a market value swap,  five business days prior to the mandatory  auction date set forth in the prospectus  supplement,  the auction administrator will auction the classes of certificates referred to in the  prospectus  supplement  as the  mandatory  auction  certificates  then  outstanding,  to third  party investors.  On the mandatory  auction date, the mandatory  auction  certificates  will be transferred,  as described in the prospectus  supplement,  to third party investors,  and holders of the mandatory  auction certificates  will be  entitled  to receive  the current  principal  amount of those  certificates,  after application  of all  principal  distributions  and realized  losses on the mandatory  auction  date,  plus accrued interest on such classes at the related  pass-through  rate from the first day of the month of the mandatory auction, up to but excluding the mandatory auction date.

         The auction  administrator will enter into a market value swap with a swap counterparty  pursuant to which the swap  counterparty  will agree to pay the excess,  if any, of the current principal amount of the mandatory auction certificates,  after application of all principal  distributions and realized losses on such  distribution  date, plus,  accrued  interest as described above,  over the amount received in the auction.  The  transfer in the  auction  will not occur in the event that the swap  counterparty  fails to pay any amounts payable under the market value swap.

         In the event that all or a portion of a class of the mandatory  auction  certificates is not sold in the  auction,  the swap  counterparty  will make no  payment  with  respect  to such  class or  portion thereof,  and the  holders  thereof  will not be able to  transfer  those  certificates  on the  mandatory auction  date as a result of the  auction.  However,  the  auction  administrator  will repeat the auction procedure  each month  thereafter  until a bid has been received for each class or portion  thereof.  Upon receipt of a bid, the swap counterparty will make the payment described above if required.

         Any  derivative  contracts  will be  documented  based upon the  standard  forms  provided by the
International  Swaps and  Derivatives  Association,  or ISDA.  These  forms  generally  consist of an ISDA master  agreement,  a schedule to the master  agreement,  and a  confirmation,  although in some cases the schedule and  confirmation  will be combined in a single  document and the standard ISDA master  agreement will be  incorporated  therein by  reference.  Standard  ISDA  definitions  also will be  incorporated  by reference.  Each confirmation  will provide for payments to be made by the derivative  counterparty to the issuing entity,  and in some cases by the issuing entity to the derivative  counterparty,  generally based upon specified  notional  amounts and upon differences  between  specified  interest rates or values.  For example,  the  confirmation  for an interest rate cap agreement  will contain a schedule of fixed interest rates,  generally  referred to as strike rates, and a schedule of notional amounts,  for each distribution date during the term of the interest rate cap agreement.  The  confirmation  also will specify a reference rate,  generally a floating or adjustable  interest  rate,  and will provide that payments will be made by the  derivative  counterparty  to the issuing  entity on each  distribution  date,  based on the  notional amount for that  distribution  date and the  excess,  if any,  of the  specified  reference  rate over the strike rate for that distribution date.

         In the  event  of the  withdrawal  of the  credit  rating  of a  derivative  counterparty  or the downgrade of such credit rating below levels  specified in the derivative  contract  (where the derivative contract  is  relevant to the ratings of the  offered  securities,  such levels  generally  are set by the rating  agencies  rating the offered  securities),  the  derivative  counterparty  may be required to post collateral  for the  performance of its  obligations  under the  derivative  contract,  or to take certain other  measures  intended  to assure  performance  of those  obligations.  Posting of  collateral  will be documented using the ISDA Credit Support Annex.

         There can be no assurance the trustee,  securities  administrator or supplemental  interest trust trustee will be able to enter into  derivatives  at any specific  time or at prices or on other terms that are  advantageous.  In addition,  although the terms of the derivatives may provide for termination  under various  circumstances,  there can be no assurance that the trustee will be able to terminate a derivative when it would be economically advantageous to the issuing entity to do so.

Purchase Obligations

         Some types of issuing  entity assets and some classes of  securities of any series,  as specified in the  related  prospectus  supplement,  may be  subject  to a  purchase  obligation  that  would  become applicable on one or more specified dates, or upon the occurrence of one or more specified  events,  or on demand made by or on behalf of the applicable  securityholders.  A purchase  obligation may be in the form of a conditional or unconditional purchase commitment,  liquidity facility,  maturity guaranty, put option or demand  feature.  The terms and conditions of each purchase  obligation,  including the purchase price, timing and payment  procedure,  will be described in the accompanying  prospectus  supplement.  A purchase obligation  relating to issuing  entity assets may apply to those issuing  entity assets or to the related securities.  Each purchase  obligation may be a secured or unsecured  obligation of the provider  thereof, which  may  include  a bank  or  other  financial  institution  or an  insurance  company.  Each  purchase obligation  will be evidenced by an instrument  delivered to the trustee for the benefit of the applicable securityholders  of the related  series.  As specified in the  accompanying  prospectus  supplement,  each purchase  obligation  relating  to issuing  entity  assets  will be payable  solely to the trustee for the benefit of the  securityholders  of the related series.  Other purchase  obligations may be payable to the trustee or directly to the holders of the securities to which that obligation relate.

                       DESCRIPTION OF PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE;
                                            CLAIMS THEREUNDER

General

         The  mortgaged  property  with respect to each  mortgage loan will be required to be covered by a hazard  insurance policy and, if required as described below, a Primary  Insurance  Policy.  The following is only a brief  description  of these  insurance  policies  and does not purport to summarize or describe all of the  provisions  of these  policies.  The  insurance  is subject to  underwriting  and  approval of individual mortgage loans by the respective insurers.

Primary Mortgage Insurance Policies

         In a  securitization  of single  family  loans,  single  family  loans  included  in the  related mortgage pool having a  Loan-to-Value  Ratio at origination of over 80% (or other  percentage as described in the  related  prospectus  supplement)  may be  required  by the  depositor  to be  covered by a Primary
Insurance  Policy.  The Primary  Insurance  Policy will insure against default on a mortgage loan as to at least the  principal  amount  thereof  exceeding  75% of the Value of the related  mortgaged  property (or other percentage as described in the related  prospectus  supplement) at origination of the mortgage loan, unless and until the  principal  balance of the mortgage  loan is reduced to a level that would  produce a
Loan-to-Value  Ratio  equal  to or less  than at  least  80% (or  other  percentage  as  described  in the prospectus  supplement).  This type of mortgage  loan will not be  considered  to be an  exception  to the foregoing  standard if no Primary  Insurance  Policy was obtained at origination but the mortgage loan has amortized to below the above  Loan-to-Value  Ratio percentage as of the applicable cut-off date.  Mortgage loans which are subject to negative  amortization  will only be covered by a Primary  Insurance  Policy if
the  coverage  was  so  required  upon  their  origination,   notwithstanding   that  subsequent  negative
amortization may cause the mortgage loan's  Loan-to-Value  Ratio,  based on the then-current  balance,  to
subsequently   exceed  the  limits  which  would  have  required  the  coverage  upon  their  origination.
Multifamily,  commercial  and  mixed-use  loans  will  not  be  covered  by a  Primary  Insurance  Policy, regardless of the related Loan-to-Value Ratio.

         While the terms and  conditions of the Primary  Insurance  Policies  issued by a primary  insurer will differ from those in Primary  Insurance  Policies  issued by other  primary  insurers,  each  Primary
Insurance Policy will in general cover the Primary  Insurance  Covered Loss. The primary insurer generally will be required to pay:

      o     the insured percentage of the Primary Insurance Covered Loss;

      o     the entire  amount of the  Primary  Insurance  Covered  Loss,  after  receipt  by the  primary insurer of good and merchantable title to, and possession of, the mortgaged property; or

      o     at the option of the primary  insurer,  the sum of the  delinquent  monthly  payments plus any advances made by the insured,  both to the date of the claim payment and, thereafter,  monthly payments in the amount that would have become due under the  mortgage  loan if it had not been discharged  plus any  advances  made by the  insured  until  the  earlier  of (1) the date the mortgage  loan would have been  discharged  in full if the default had not  occurred or (2) an approved sale.

         As  conditions  precedent to the filing or payment of a claim under a Primary  Insurance  Policy, in the event of default by the mortgagor, the insured will typically be required, among other things, to:

      o     advance or  discharge  (1) hazard  insurance  premiums  and (2) as  necessary  and approved in advance by the primary insurer,  real estate taxes,  protection and preservation  expenses and foreclosure and related costs;

      o     in the event of any physical  loss or damage to the  mortgaged  property,  have the  mortgaged property  restored to at least its  condition at the effective  date of the Primary  Insurance
            Policy (ordinary wear and tear excepted); and

      o     tender  to the  primary  insurer  good and  merchantable  title to,  and  possession  of,  the mortgaged property.

         For any single  family  loan for which the  coverage  is required  under the  standard  described above,  the master  servicer will  maintain,  or will cause each  servicer to maintain,  in full force and effect and to the extent  coverage  is  available  a Primary  Insurance  Policy with regard to each single family  loan,  provided  that the Primary  Insurance  Policy was in place as of the  cut-off  date and the depositor  had  knowledge  of the Primary  Insurance  Policy.  The master  servicer or the Seller will not cancel or refuse to renew a Primary  Insurance  Policy in effect at the time of the initial  issuance of a series of  securities  that is  required to be kept in force under the  applicable  pooling and  servicing agreement or indenture  unless the replacement  Primary  Insurance  Policy for the canceled or non-renewed policy is  maintained  with an insurer whose  claims-paying  ability is acceptable to the Rating Agency or
Agencies that rated the series of securities for mortgage  pass-through  certificates  or  mortgage-backed notes having a rating equal to or better than the highest  then-current  rating of any class of the series of  securities.  For  further  information  regarding  the  extent of  coverage  under any  mortgage  pool insurance  policy or primary  Insurance  Policy,  see  "Description  of Credit  Enhancement—Mortgage  Pool
insurance Policies" in this prospectus.

Hazard Insurance Policies

         The terms of the mortgage  loans  require each  mortgagor to maintain a hazard  insurance  policy for their mortgage loan.  Additionally,  the pooling and servicing  agreement or servicing  agreement will require the master  servicer to cause to be maintained  for each mortgage loan a hazard  insurance  policy providing  for no less than the  coverage of the  standard  form of fire  insurance  policy with  extended coverage  customary in the state in which the property is located.  The coverage  generally  will be in an amount equal to the lesser of the  principal  balance owing on the mortgage loan and 100% of the insurable value of the  improvements  securing the mortgage loan;  provided,  that in any case, such amount shall be sufficient  to prevent the mortgagor  and/or  mortgagee  from  becoming a  co-insurer.  The ability of the master servicer to ensure that hazard  insurance  proceeds are  appropriately  applied may be dependent on it, or the  servicer  of the  mortgage  loan,  being  named as an  additional  insured  under  any  hazard insurance  policy and under any flood  insurance  policy  referred  to below,  or upon the extent to which information in this regard is furnished to the master servicer by mortgagors or servicers.

         As set forth above,  all amounts  collected by the master servicer or a servicer under any hazard policy  (except  for  amounts to be applied to the  restoration  or repair of the  mortgaged  property  or released to the mortgagor in accordance with teamster  servicer's  normal  servicing  procedures)  will be deposited  in the  related  Distribution  Account.  The  pooling  and  servicing  agreement  or  servicing agreement  will provide that the master  servicer may satisfy its  obligation to cause hazard  policies to be  maintained  by  maintaining,  or causing a servicer to maintain,  a blanket  policy  insuring  against losses on the mortgage  loans.  If the blanket policy  contains a deductible  clause,  the master servicer will deposit, or will cause the applicable servicer to deposit,  in the related  Distribution  Account all sums which would have been deposited therein but for the clause.

         In general,  the standard form of fire and extended  coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning,  explosion,  smoke,  windstorm,  hail, riot,  strike and civil  commotion,  subject to the conditions  and  exclusions  specified in each policy.
Although the policies  relating to the mortgage  loans will be  underwritten  by different  insurers under different  state laws in accordance with different  applicable  state forms and therefore will not contain identical  terms and conditions,  the basic terms thereof are dictated by respective  state laws, and most of these  policies  typically  do not  cover  any  physical  damage  resulting  from the  following:  war, revolution,  governmental  actions,  floods and other  water-related  causes,  earth  movement  (including earthquakes,  landslides and mudflows),  nuclear reactions,  wet or dry rot, vermin,  rodents,  insects or domestic animals,  theft and,  depending on the case,  vandalism.  The foregoing list is merely indicative of the kinds of uninsured risks and is not intended to be all-inclusive.  Where the improvements  securing a mortgage  loan are  located in a  federally  designated  flood  area at the time of  origination  of the mortgage loan, the pooling and servicing  agreement or servicing  agreement  requires the master  servicer to cause to be maintained for this mortgage loan,  flood insurance (to the extent  available) in an amount equal in  general  to the  lesser  of the  amount  required  to  compensate  for any loss or  damage  on a replacement cost basis or the maximum insurance available under the federal flood insurance program.

         The  hazard  insurance   policies   covering  the  mortgaged   properties   typically  contain  a
co-insurance  clause which in effect  requires the insured at all times to carry  insurance of a specified percentage  (generally 80% to 90%) of the full  replacement  value of the  improvements on the property in order to  recover  the full  amount of any  partial  loss.  If the  insured's  coverage  falls  below this specified  percentage,  the clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (1) the  replacement  cost of the  improvements  damaged or  destroyed less physical  depreciation or (2) the proportion of the loss as the amount of insurance  carried bears to the specified percentage of the full replacement cost of the improvements.

         Since  the  amount  of  hazard  insurance  that  mortgagors  are  required  to  maintain  on  the improvements  securing the mortgage  loans may decline as the principal  balances of the related  mortgage loans  decrease,  and since  residential  properties  have  historically  appreciated  in value over time, hazard  insurance  proceeds could be insufficient to restore fully the damaged  property in the event of a partial  loss.  See  "Description  of  Credit  Enhancement—Special  Hazard  Insurance  Policies"  in  this prospectus for a description of the limited  protection  afforded by any special hazard  insurance  policy against losses  occasioned by hazards which are otherwise  uninsured  against  (including losses caused by the application of the co-insurance clause described in the preceding paragraph).

         Under the terms of the mortgage  loans,  mortgagors  are generally  required to present claims to insurers under hazard insurance policies maintained on the mortgaged  properties.  The master servicer, on behalf of the trustee and  securityholders,  is obligated to present claims,  or cause the servicer of the mortgage loans to present  claims,  under any special hazard  insurance  policy and any blanket  insurance policy  insuring  against hazard losses on the mortgaged  properties.  However,  the ability of the master servicer  or  servicer to present the claims is  dependent  upon the extent to which  information  in this regard is furnished to the master servicer or the servicers by mortgagors.

FHA Mortgage Insurance

         The Housing Act authorizes  various FHA mortgage insurance  programs.  Some of the mortgage loans may be insured under either Section 203(b),  Section 221,  Section 223,  Section 234 or Section 235 of the
Housing  Act.  Under  Section  203(b),  FHA insures  mortgage  loans of up to 30 years'  duration  for the purchase  of  one-  to  four-family  dwelling  units.  Mortgage  loans  for the  purchase  of  multifamily residential  rental  properties  are insured by the FHA under Section 221 and Section 223.  Mortgage loans for the  purchase of  condominium  units are  insured by FHA under  Section  234.  Issuing  Entity  assets insured  under these  programs  must bear  interest at a rate not  exceeding the maximum rate in effect at the time the loan is made, as established by HUD, and may not exceed  specified  percentages of the lesser of the  appraised  value of the property  and the sales  price,  less  seller-paid  closing  costs for the property,  up to certain specified  maximums.  In addition,  FHA imposes initial  investment  minimums and other requirements on mortgage loans insured under the Section 203(b) and Section 234 programs.

         Under  Section 235,  assistance  payments are paid by HUD to the  mortgagee on behalf of eligible borrowers  for as long as the  borrowers  continue to be eligible  for the  payments.  To be  eligible,  a borrower  must be part of a  family,  have  income  within  the  limits  prescribed  by HUD at the time of initial occupancy, occupy the property and meet requirements for recertification at least annually.

         The regulations  governing these programs  provide that insurance  benefits are payable either on foreclosure,  or other  acquisition of possession,  and conveyance of the mortgaged  premises to HUD or on assignment of the  defaulted  mortgage  loan to HUD. The FHA  insurance  that may be provided  under these programs on the  conveyance of the home to HUD is equal to 100% of the  outstanding  principal  balance of the mortgage loan, plus accrued interest,  as described below, and certain  additional costs and expenses.
When  entitlement  to  insurance  benefits  results  from  assignment  of the  mortgage  loan to HUD,  the insurance  payment is computed as of the date of the assignment and includes the unpaid  principal  amount of the mortgage loan plus mortgage interest accrued and unpaid to the assignment date.

         When  entitlement  to  insurance  benefits  results from  foreclosure  (or other  acquisition  of possession)  and  conveyance,  the  insurance  payment  is equal to the  unpaid  principal  amount  of the mortgage loan,  adjusted to reimburse the mortgagee for certain tax,  insurance and similar  payments made by it  and to  deduct  certain  amounts  received  or  retained  by  the  mortgagee  after  default,  plus reimbursement not to exceed two-thirds of the mortgagee's  foreclosure  costs. Any FHA insurance  relating to the mortgage  loans  underlying  a series of  securities  will be  described in the related  prospectus supplement.

         The  mortgage  loans  may also be  insured  under  Title I  Program  of the FHA.  The  applicable provisions of this program will be described in the related  prospectus  supplement.  The master  servicer will be required to take steps,  or cause the  servicers of the mortgage  loans to take steps,  reasonably necessary to keep any FHA insurance in full force and effect.

VA Mortgage Guaranty

         The Servicemen's  Readjustment Act of 1944, as amended,  permits a veteran or, in some instances, his or her  spouse,  to obtain a mortgage  loan  guaranty  by the VA covering  mortgage  financing  of the purchase of a one-to  four-family  dwelling unit to be occupied as the veteran's  home at an interest rate not  exceeding  the  maximum  rate in  effect at the time the loan is made,  as  established  by HUD.  The program has no limit on the amount of a mortgage  loan,  requires no down  payment for the  purchaser  and permits  the  guaranty  of  mortgage  loans with  terms,  limited by the  estimated  economic  life of the property,  up to 30 years.  The maximum guaranty that may be issued by the VA under this program is 50% of the  original  principal  amount of the  mortgage  loan up to a dollar  limit  established  by the VA. The liability  on the guaranty is reduced or  increased  pro rata with any  reduction or increase in amount of indebtedness,  but in no event will the amount  payable on the guaranty  exceed the amount of the original guaranty.  Notwithstanding  the dollar and  percentage  limitations  of the  guaranty,  a  mortgagee  will ordinarily  suffer a monetary loss only when the difference  between the unsatisfied  indebtedness and the proceeds of a foreclosure  sale of mortgaged  premises is greater than the original  guaranty as adjusted.
The VA may, at its option,  and without  regard to the  guaranty,  make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage upon its assignment to the VA.

         Since there is no limit imposed by the VA on the  principal  amount of a  VA-guaranteed  mortgage loan but there is a limit on the amount of the VA guaranty,  additional  coverage under a Primary Mortgage
Insurance  Policy may be required by the depositor for VA loans in excess of amounts  specified by the VA.
The amount of the  additional  coverage  will be set forth in the related  prospectus  supplement.  Any VA guaranty  relating to  Contracts  underlying  a series of  certificates  or notes will be described in the related prospectus supplement.

                                               THE SPONSOR

         The  sponsor  will be EMC  Mortgage  Corporation  ("EMC") for each  series of  securities  unless otherwise  indicated in the related  prospectus  supplement.  The sponsor was incorporated in the State of
Delaware on September 26, 1990, as a wholly owned  subsidiary  corporation  of The Bear Stearns  Companies
Inc.,  and is an  affiliate  of the  depositor  and the  underwriter.  The  sponsor was  established  as a mortgage  banking  company to facilitate  the purchase and servicing of whole loan  portfolios  containing various levels of quality from "investment  quality" to varying degrees of "non-investment  quality" up to and including real estate owned assets  ("REO").  The sponsor  commenced  operation in Texas on October 9,
1990.

         Since its inception in 1990,  the sponsor has purchased  over $100 billion in  residential  whole loans and servicing  rights,  which include the purchase of newly originated  alternative A, jumbo (prime)
and  sub-prime  loans.  Loans are  purchased  on a bulk and flow  basis.  The sponsor is one of the United
States' largest purchasers of scratch and dent,  sub-performing and non-performing  residential  mortgages
and  REO  from  various  institutions,   including  banks,  mortgage  companies,   thrifts  and  the  U.S.
government.  Loans are generally  purchased with the ultimate strategy of securitization  into an array of
Bear Stearns'  securitizations  based upon product type and credit  parameters,  including those where the loan has become re-performing or cash-flowing.

         Performing  loans  include  first  lien  fixed  rate and ARMs,  as well as closed  end fixed rate second  liens and lines of credit  ("HELOCs").  Performing  loans  acquired  by the sponsor are subject to varying  levels  of due  diligence  prior  to  purchase.  Portfolios  may be  reviewed  for  credit,  data integrity,  appraisal  valuation,  documentation,  as well as  compliance  with certain  laws.  Performing loans  purchased  will have been  originated  pursuant to the  sponsor's  underwriting  guidelines  or the originator's underwriting guidelines that are acceptable to the sponsor.

         Subsequent to purchase by the sponsor,  performing  loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns'  Financial  Analytics and
Structured Transactions Group, for distribution into the primary market.

         The sponsor has been securitizing residential mortgage loans since 1999.

                                              THE DEPOSITOR

         The  depositor,  Structured  Asset  Mortgage  Investments  II Inc.,  was  formed  in the state of
Delaware on June 10,  2003,  and is a  wholly-owned  subsidiary  of The Bear  Stearns  Companies  Inc. The depositor was organized for the sole purpose of serving as a private  secondary  mortgage  market conduit.
The depositor does not have, nor is it expected in the future to have, any significant assets.

         The depositor has been serving as a private  secondary  mortgage  market conduit for  residential mortgage  loans since 2003.  In  conjunction  with the Seller's  acquisition  of the mortgage  loans,  the depositor will execute a mortgage loan purchase  agreement  through which the loans will be transferred to itself.  These loans are  subsequently  deposited  in a common law or  statutory  trust,  described in the prospectus supplement, which will then issue the certificates or notes.

         After  issuance and  registration  of the  securities  contemplated  in this  prospectus,  in the related  prospectus  supplement and any supplement hereto, the depositor will have substantially no duties or responsibilities with respect to the pool assets or the securities,  other than certain  administrative duties as described in the related prospectus supplement.

                                              THE AGREEMENTS

General

         Each series of  certificates  will be issued  pursuant to a pooling and  servicing  agreement  or other agreement specified in the related prospectus  supplement.  In general, the parties to a pooling and servicing  agreement will include the depositor,  the trustee,  the master  servicer and, in some cases, a special  servicer.  However,  a pooling and  servicing  agreement  that relates to an issuing  entity that includes  mortgage  securities  may  include a party  solely  responsible  for the  administration  of the mortgage  securities,  and a pooling  and  servicing  agreement  that  relates to an issuing  entity  that consists  solely of mortgage  securities  may not  include a master  servicer,  special  servicer or other servicer as a party.  All parties to each pooling and  servicing  agreement  under which  securities  of a series are issued will be identified in the related  prospectus  supplement.  Each series of notes will be issued  pursuant to an indenture.  The parties to each  indenture  will be the related  Issuing Entity and the  trustee.  The  Issuing  Entity  will be created  pursuant  to an owner  trust  agreement  between the depositor and the owner trustee and the mortgage loans or mortgage  securities  securing the notes will be serviced pursuant to a servicing agreement between the depositor and the master servicer.

         Forms of the Agreements have been filed as exhibits to the  registration  statement of which this prospectus is a part.  However,  the  provisions of each  Agreement will vary depending upon the nature of the related  securities and the nature of the related issuing  entity.  The following  summaries  describe provisions  that may appear in a pooling and servicing  agreement with respect to a series of certificates or in either the  servicing  agreement or  indenture  with  respect to a series of notes.  The  prospectus supplement for a series of securities  will describe  material  provisions of the related  Agreements that differ from the description  thereof set forth below.  The depositor will provide a copy of each Agreement
(without  exhibits)  that relates to any series of  securities  without  charge upon written  request of a holder of an offered security of the series addressed to it at its principal  executive  offices specified in this prospectus under "The  Depositor".  As to each series of securities,  the related  agreements will be filed with the Commission in a current report on Form 8-K following the issuance of the securities.

Certain Matters Regarding the Master Servicer and the Depositor

         The pooling and servicing  agreement or servicing  agreement  for each series of securities  will provide  that  the  master  servicer  may not  resign  from  its  obligations  and  duties  except  upon a determination  that performance of the duties is no longer  permissible under applicable law or except (1)
in  connection  with a permitted  transfer of servicing or (2) upon  appointment  of a successor  servicer reasonably  acceptable  to the trustee and upon  receipt by the trustee of letter from each Rating  Agency generally  to the effect that the  resignation  and  appointment  will not, in and of itself,  result in a downgrading of the  securities.  No  resignation  will become  effective  until the trustee or a successor servicer has assumed the master  servicer's  responsibilities,  duties,  liabilities and obligations under the pooling and servicing agreement or servicing agreement.

         Each pooling and servicing  agreement and servicing  agreement  will also provide that the master servicer,  the  depositor  and  their  directors,  officers,  employees  or  agents  will not be under any liability to the issuing entity or the  securityholders  for any action taken or for  refraining  from the taking of any  action  in good  faith,  or for  errors in  judgment,  unless  the  liability  which  would otherwise  be  imposed  was by  reason  of  willful  misfeasance,  bad  faith or gross  negligence  in the performance  of duties or by reason of reckless  disregard  of  obligations  and duties.  Each pooling and servicing  agreement  and  servicing  agreement  will  further  provide  that  the  master  servicer,  the depositor,  and any  director,  officer,  employee or agent of the master  servicer or the  depositor  are entitled to  indemnification  by the issuing entity and will be held harmless against any loss,  liability or expense  (including  reasonable legal fees and  disbursements  of counsel)  incurred in connection with any legal action  relating to the pooling and  servicing  agreement or servicing  agreement or the related series of securities,  other than any loss,  liability or expense related to any specific mortgage loan or mortgage loans (except a loss,  liability or expense  otherwise  reimbursable  pursuant to the pooling and servicing  agreement) and any loss,  liability or expense incurred by reason of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of its  duties  or by  reason of  reckless  disregard  of obligations and duties.  In addition,  each pooling and servicing  agreement and servicing  agreement will provide that neither the master  servicer nor the  depositor  will be under any  obligation  to appear in, prosecute or defend any legal or  administrative  action that is not incidental to its  respective  duties under the pooling and servicing  agreement or servicing  agreement and which in its opinion may involve it in any expense or  liability.  The master  servicer  or the  depositor  may,  however,  in its  discretion undertake  any action which it may deem  necessary or desirable  with respect to the pooling and servicing agreement  or  servicing  agreement  and the rights and duties of the  parties to that  agreement  and the interests of the  securityholders.  The legal expenses and costs of the action and any resulting liability will be expenses,  costs and liabilities of the issuing entity,  and the master servicer or the depositor, as the case may be, will be entitled reimbursement from funds otherwise distributable to securityholders.

         Any person into which the master  servicer may be merged or  consolidated,  any person  resulting from any merger or consolidation  to which the master servicer is a party or any person  succeeding to the business of the master  servicer will be the successor of the master  servicer  under the related  pooling and  servicing  agreement or  servicing  agreement,  provided  that (1) the person is qualified to service mortgage  loans on behalf of Fannie Mae or Freddie Mac and (2) the  merger,  consolidation  or  succession does not adversely  affect the  then-current  ratings of the classes of  securities of the related  series that have been  rated.  In  addition,  notwithstanding  the  prohibition  on its  resignation,  the master servicer may assign its rights under a pooling and servicing  agreement or servicing  agreement,  provided clauses (1) and (2) above are  satisfied and the person is  reasonably  satisfactory  to the depositor and the trustee.  In the case of an  assignment,  the master  servicer will be released  from its  obligations under  the  pooling  and  servicing  agreement  or  servicing  agreement,  exclusive  of  liabilities  and obligations incurred by it prior to the time of the assignment.

Events of Default and Rights Upon Event of Default

         Pooling and Servicing Agreement

         Events  of  default  under  the  pooling  and  servicing  agreement  in  respect  of a series  of certificates, unless otherwise specified in the prospectus supplement, will include:

      o     any failure by the master  servicer  to make a required  deposit to the  Distribution  Account
            (other than a Monthly  Advance)  which  continues  unremedied for 3 days (or other time period described  in the related  prospectus  supplement)  after the giving of written  notice of the failure to the master servicer;

      o     any  failure by the master  servicer to observe or perform in any  material  respect any other of its material  covenants or agreements in the pooling and servicing  agreement  with respect to the series of  certificates,  which covenants and agreements  materially  affect the rights of  certificateholders  of such series, and which failure continues unremedied for a period of
            60 days (or other time period described in the related  prospectus  supplement) after the date on which written  notice of such failure,  properly  requiring the same to be remedied,  shall have been given to the master  servicer  by the  trustee,  or to the master  servicer  and the trustee  by the  holders  of  certificates  evidencing  not  less  than  25% of the  aggregate undivided interests (or, if applicable, voting rights) in the related issuing entity;

      o     events of insolvency,  readjustment  of debt,  marshaling of assets and liabilities or similar proceedings  regarding the master servicer and some actions by the master servicer  indicating its insolvency or inability to pay its  obligations,  as specified in the related  pooling and servicing agreement;

      o     any failure of the master  servicer to make  advances as  described in this  prospectus  under
            "Description  of the  Securities—Advances,"  by the date and time set forth in the pooling and servicing agreement;

      o     any  assignment  or  delegation  by the master  servicer  of its  rights and duties  under the pooling and servicing  agreement,  in  contravention of the provisions  permitting  assignment and delegation in the pooling and servicing agreement; and

      o     any other event of default as set forth in the pooling and servicing agreement.

Additional events of default will be described in the related  prospectus  supplement.  A default pursuant to the terms of any mortgage  securities  included in any issuing  entity will not  constitute an event of default under the related pooling and servicing agreement.

         So  long  as  an  event  of  default  remains  unremedied,  either  the  trustee  or  holders  of certificates  evidencing not less than a percentage specified in the related prospectus  supplement of the aggregate  undivided  interests  (or,  if  applicable,  voting  rights) in the related  issuing  entity as specified  in the related  pooling and  servicing  agreement  may, by written  notification  to the master servicer (and to the trustee if given by  certificateholders),  with the consent of EMC,  terminate all of the rights and  obligations of the master servicer under the pooling and servicing  agreement  (other than any right of the master  servicer  as  certificateholder  and other  than the right to  receive  servicing compensation  and expenses for master  servicing the mortgage loans during any period prior to the date of the  termination)  covering the issuing entity and in and to the mortgage loans and the proceeds  thereof.
Upon such  notification,  the trustee or, upon notice to the  depositor  and with the  depositor's  (or an affiliate of the  depositor's)  consent,  its designee  will succeed to all  responsibilities,  duties and liabilities of the master  servicer under the pooling and servicing  agreement  (other than any obligation to purchase mortgage loans) and will be entitled to similar compensation  arrangements.  In the event that the trustee  would be obligated to succeed the master  servicer but is unwilling so to act, it may appoint
(or if it is unable so to act, it shall  appoint) or petition a court of  competent  jurisdiction  for the appointment  of,  an  established  mortgage  loan  servicing  institution  with a net worth of at least an amount  specified in the related  prospectus  supplement to act as successor to the master  servicer under the pooling and servicing  agreement (unless otherwise set forth in the pooling and servicing  agreement).
Pending  an  appointment,  the  trustee  is  obligated  to act as master  servicer.  The  trustee  and the successor  may agree upon the  servicing  compensation  to be paid,  which in no event may be greater than
the   compensation   to  the  initial  master   servicer  under  the  pooling  and  servicing   agreement.
Notwithstanding  the above,  upon a termination or resignation of the master  servicer in accordance  with terms of the  pooling and  servicing  agreement,  EMC shall have the right to either  assume the duties of the master  servicer or appoint a successor  master  servicer  meeting the  requirements  set forth in the pooling and servicing  agreement.  In addition,  even if none of the events of default  listed above under
"—Events of Default and Rights Upon Event of Default — Pooling and  Servicing  Agreement"  have  occurred,
EMC will have the right  under the  pooling and  servicing  agreement  to  terminate  the master  servicer without  cause and  either  assume  the  duties of the master  servicer  or a appoint a  successor  master servicer meeting the requirements set forth in the pooling and servicing agreement.

         No  certificateholder  will have any right under a pooling and  servicing  agreement to institute any  proceeding  with respect to the pooling and  servicing  agreement  unless (1) that holder  previously gave the  trustee  written  notice  of a default  that is  continuing,  (2) the  holders  of  certificates evidencing not less than the percentage  specified in the related  prospectus  supplement of the aggregate undivided  interests  (or, if  applicable,  voting  rights) in the related  issuing  entity  requested the trustee in writing to institute  the  proceeding  in its own name as trustee and shall have offered to the trustee such reasonable  indemnity as it may require against the costs,  expenses and liabilities that may be incurred in or because of the  proceeding  and (3) the trustee for 60 days after receipt of the request and indemnity has neglected or refused to institute any proceeding.

         The holders of certificates  representing at least 51% of the aggregate  undivided interests (or, if applicable,  voting rights)  evidenced by those  certificates may waive the default or event of default
(other than a failure by the master servicer to make an advance);  provided,  however,  that (1) a default or event of default  under the first or fourth  items  listed  under  "—Events  of  Default"  above may be waived only by all of the holders of  certificates  affected by the default or event of default and (2) no waiver  shall  reduce in any manner the amount of, or delay the timing of,  payments  received on mortgage
loans  which  are  required  to  be  distributed  to,  or  otherwise   materially  adversely  affect,  any
non-consenting certificateholder.

         Servicing Agreement

         For a series of notes, a servicing default under the related servicing  agreement  generally will include:

         o        any  failure  by the master  servicer  to make a  required  deposit to the  Distribution
                  Account or, if the master  servicer is so required,  to distribute to the holders of any class  of notes  or  Equity  Certificates  of the  series  any  required  payment  which continues  unremedied  for 5 business  days (or other  period of time  described  in the related  prospectus  supplement)  after the giving of written  notice of the  failure to the master servicer by the trustee or the Issuing Entity;

         o        any  failure by the master  servicer to observe or perform in any  material  respect any other of its material  covenants or agreements in the servicing  agreement  with respect to the series of  securities,  which  covenants  and  agreements  materially  affect the rights of the  securityholders  of such series,  and which failure continues  unremedied for a period  of 60 days  after  the  date on  which  written  notice  of such  failure, properly  requiring  the same to be  remedied,  shall  have  been  given  to the  master servicer by the trustee or the Issuing Entity;

         o        events of  insolvency,  readjustment  of debt,  marshaling of assets and  liabilities or similar  proceedings  regarding  the  master  servicer  and some  actions  by the master servicer  indicating  its insolvency or inability to pay its  obligations,  as specified in the related servicing agreement;

         o        any failure of the master  servicer to make  advances as  described  in this  prospectus under "Description of the Securities—Advances," and

         o        any other servicing default as set forth in the servicing agreement.

         So long as a  servicing  default  remains  unremedied,  either  the  trustee  or holders of notes evidencing  not less than a  percentage  specified  in the  related  prospectus  supplement  of the voting rights of the related  issuing  entity,  as specified in the related  servicing  agreement may, by written notification  to the  master  servicer  and  to the  Issuing  Entity  (and  to the  trustee  if  given  by noteholders),  with the  consent  of EMC,  terminate  all of the  rights  and  obligations  of the  master servicer under the servicing  agreement  (other than any right of the master  servicer as noteholder or as holder  of the  Equity  Certificates  and other  than the  right to  receive  servicing  compensation  and expenses  for  master  servicing  the  mortgage  loans  during  any  period  prior  to  the  date  of  the termination),  whereupon the trustee will succeed to all  responsibilities,  duties and liabilities of the master servicer under the servicing  agreement (other than any obligation to purchase  mortgage loans) and will be entitled to similar  compensation  arrangements.  In the event that the trustee would be obligated to succeed the master  servicer  but is unwilling so to act, it may appoint (or if it is unable so to act, it shall  appoint)  or  petition a court of  competent  jurisdiction  for the  appointment  of an approved mortgage  servicing  institution  with a net  worth  of at  least  an  amount  specified  in  the  related prospectus  supplement to act as successor to the master  servicer under the servicing  agreement  (unless otherwise  set forth in the servicing  agreement).  Pending the  appointment,  the trustee is obligated to act in the capacity.  The trustee and the successor may agree upon the servicing  compensation to be paid, which  in no event  may be  greater  than the  compensation  to the  initial  master  servicer  under  the servicing  agreement.  Notwithstanding the above, upon a termination or resignation of the master servicer in  accordance  with  terms of the  servicing  agreement,  EMC shall  have the right to either  assume the duties of the master servicer or appoint a successor  master servicer  meeting the  requirements set forth in the  servicing  agreement.  In  addition,  even if none of the events of  default  listed  above  under
"—Events of Default and Rights Upon Event of Default—  Servicing  Agreement" have occurred,  EMC will have the right under the related  servicing  agreement  to  terminate  the master  servicer  without  cause and either  assume the duties of the master  servicer or a appoint a  successor  master  servicer  meeting the requirements set forth in the related servicing agreement.

         Indenture

         For a series of notes, an event of default under the indenture generally will include:

         o        a default  for five  days or more (or other  period  of time  described  in the  related prospectus  supplement)  in the payment of any  principal  of or interest on any note of the series;

         o        failure  to  perform  any  other  covenant  of  the  Depositor  in the  indenture  which continues for a period of thirty days after notice  thereof is given in accordance  with the procedures described in the related indenture;

         o        any  representation  or  warranty  made  by the  Depositor  in the  indenture  or in any certificate  or other writing  delivered  pursuant  thereto or in  connection  therewith with respect to or affecting the series having been  incorrect in a material  respect as of the time made,  and the breach is not cured within  thirty days after notice  thereof is given in accordance with the procedures described in the related indenture;

         o        events of bankruptcy,  insolvency,  receivership  or  liquidation  of the Depositor,  as specified in the indenture; or

         o        any other event of default provided with respect to notes of that series.

         If an event of default  with  respect to the notes of any series at the time  outstanding  occurs and is continuing,  the trustee or the holders of a majority of the then aggregate  outstanding  amount of the notes of the  series may  declare  the  principal  amount of all the notes of the series to be due and payable  immediately.  The  declaration  may, in some  circumstances,  be  rescinded  and  annulled by the holders of a majority in aggregate outstanding amount of the related notes.

         If following  an event of default  with  respect to any series of notes,  the notes of the series have been  declared  to be due and  payable,  the  trustee  may, in its  discretion,  notwithstanding  the acceleration,  elect to maintain  possession  of the  collateral  securing  the notes of the series and to continue to apply payments on the collateral as if there had been no  declaration of  acceleration  if the collateral  continues  to provide  sufficient  funds for the payment of  principal  of and interest on the notes of the series as they would have become due if there had not been a  declaration.  In addition,  the trustee may not sell or otherwise  liquidate the  collateral  securing the notes of a series  following an event of default,  unless (1) the holders of 100% of the then  aggregate  outstanding  amount of the notes of the series consent to the sale,  (2) the proceeds of the sale or  liquidation  are sufficient to pay in full the principal of and accrued  interest,  due and unpaid,  on the  outstanding  notes of the series at the date of the sale or (3) the trustee  determines  that the  collateral  would not be  sufficient  on an ongoing  basis to make all  payments on the notes as the  payments  would have become due if the notes had not been  declared  due and  payable,  and the trustee  obtains the consent of the holders of a percentage specified in the related  prospectus  supplement of the then aggregate  outstanding amount of the notes of the series.

         In the event that the trustee  liquidates the collateral in connection  with an event of default, the  indenture  provides  that the trustee will have a prior lien on the proceeds of the  liquidation  for unpaid fees and expenses.  As a result,  upon the occurrence of an event of default,  the amount available for  payments to the  noteholders  would be less than would  otherwise be the case.  However,  the trustee may not institute a proceeding  for the  enforcement  of its lien except in  connection  with a proceeding for the enforcement of the lien of the indenture for the benefit of the  noteholders  after the occurrence of the event of default.

         In the event the  principal of the notes of a series is declared  due and  payable,  as described above,  the holders of the notes issued at a discount  from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of the discount that is unamortized.

         No noteholder  or holder of an Equity  Certificate  generally  will have any right under an owner trust  agreement or indenture to institute any  proceeding  with respect to the Agreement  unless (1) that holder  previously has given to the trustee  written notice of default and the  continuance  thereof,  (2)
the holders of notes or Equity  Certificates  of any class  evidencing  not less than 25% of the aggregate
Percentage  Interests  constituting that class (a) have made written request upon the trustee to institute the  proceeding  in its own name as trustee  and (b) have  offered to the trustee  reasonable  security or indemnity  against  the  costs,  expenses  and  liabilities  that may be  incurred  in or  because  of the proceeding,  (3) the  trustee has  neglected  or refused to  institute  the  proceeding  for 60 days after receipt of the request and indemnity and (4) no direction  inconsistent  with the written request has been given to the trustee  during the 60 day period by the holders of a majority  of the  aggregate  Percentage
Interests constituting that class.

Amendment

         Each pooling and servicing  agreement may be amended by the parties thereto,  without the consent of any of the holders of certificates covered by the pooling and servicing agreement,

      o     to cure any ambiguity,

      o     to correct or supplement  any provision  therein which may be defective or  inconsistent  with any other provision therein,

      o     if a REMIC  election  has been made with  respect to the related  issuing  entity,  to modify, eliminate  or add to any of its  provisions  (A) to  the  extent  as  shall  be  necessary  to maintain the  qualification  of the issuing entity as a REMIC or to avoid or minimize the risk of  imposition  of any tax on the  related  issuing  entity,  provided  that the  trustee  has received an opinion of counsel to the effect  that (1) the action is  necessary  or  desirable to maintain the  qualification  or to avoid or minimize the risk,  and (2) the action will not adversely affect in any material  respect the interests of any holder of certificates  covered by the  pooling  and  servicing  agreement,  or (B) to  restrict  the  transfer  of the  REMIC
            Residual  Certificates,  provided  that the  depositor has  determined  that the  then-current ratings  of the  classes  of the  certificates  that have  been  rated  will not be  adversely affected,  as  evidenced  by a  letter  from  each  applicable  Rating  Agency,  and  that the amendment  will not give rise to any tax with  respect to the  transfer of the REMIC  Residual
            Certificates to a non-permitted transferee,

      o     to make any other  provisions  with respect to matters or questions  arising under the pooling and servicing  agreement which are not materially  inconsistent  with the provisions  thereof, provided  that the action will not adversely  affect in any material  respect the interests of any certificateholder, or

      o     to comply with any changes in the Code.

         The pooling and servicing  agreement may also be amended by the parties  thereto with the consent of the holders of certificates  evidencing over 50% of the aggregate  Percentage  Interests of the issuing entity or of the applicable class or classes,  if such amendment  affects only such class or classes,  for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the  provisions of the  pooling  and  servicing  agreement  or of  modifying  in any manner  the rights of the  holders of certificates  covered by the pooling  and  servicing  agreement,  except  that the  amendment  may not (1)
reduce in any manner the amount of, or delay the timing of,  payments  received  on  mortgage  loans which are required to be  distributed  on a  certificate  of any class  without the consent of the holder of the certificate or (2) reduce the aforesaid  percentage of  certificates of any class the holders of which are required to consent to the amendment  without the consent of the holders of all  certificates of the class covered by the pooling and servicing agreement then outstanding.

         With respect to each series of notes,  each  related  servicing  agreement  or  indenture  may be amended by the parties  thereto  without  the  consent of any of the  holders of the notes  covered by the
Agreement,  to cure any ambiguity,  to correct, modify or supplement any provision therein, or to make any other  provisions  with  respect  to  matters  or  questions  arising  under the  Agreement  which are not inconsistent  with the  provisions  thereof,  provided  that the action will not  adversely  affect in any material  respect the interests of any holder of notes covered by the  Agreement.  Each Agreement may also be amended by the parties  thereto with the consent of the holders of notes  evidencing  not less than the percentage  specified  in the  related  prospectus  supplement  of the  voting  rights,  for any  purpose;
provided, however, that the amendment may not:

                  (1)      reduce in any manner the  amount of or delay the timing of,  payments  received on  issuing  entity  assets  which  are  required  to  be  distributed  on  any certificate without the consent of the holder of the certificate,

                  (2)      adversely  affect in any material  respect the  interests of the holders of any class of notes in a manner other than as described in (1),  without the consent of the holders of notes of the class  evidencing  not less than the  percentage specified in the related  prospectus  supplement  of the  aggregate  Percentage
                           Interests of the issuing entity or of the applicable class or classes,  if such amendment affects only such class or classes or

                  (3)      reduce the aforesaid  percentage  of voting rights  required for the consent to the  amendment  without the consent of the holders of all notes  covered by the
                           Agreement then outstanding.

The voting  rights  evidenced  by any  security  will be the  portion  of the voting  rights of all of the securities in the related series allocated in the manner described in the related prospectus supplement.

         Notwithstanding  the  foregoing,  if a REMIC  election  has been made with respect to the related issuing  entity,  the trustee or indenture  trustee will not be entitled to consent to any  amendment to a pooling and servicing  agreement or an indenture  without  having first  received an opinion of counsel to the  effect  that the  amendment  or the  exercise  of any  power  granted  to the  master  servicer,  the depositor,  the  trustee or  indenture  trustee,  or any other  specified  person in  accordance  with the amendment  will not result in the  imposition of a tax on the related  issuing entity or cause the issuing entity to fail to qualify as a REMIC.

         The Master  Servicer  and any  director,  officer,  employee or agent of the Master  Servicer may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person respecting any matters arising under the transaction documents.

Termination; Retirement of Securities

         The obligations  created by the related  Agreements for each series of securities (other than the
limited   payment  and  notice   obligations   of  the  trustee)  will   terminate  upon  the  payment  to
securityholders  of that series of all amounts held in the Distribution  Account or by the master servicer and  required  to be paid to them  pursuant  to the  Agreements  following  the  earlier of, (1) the final payment or other  liquidation  or disposition  (or any advance with respect  thereto) of the last mortgage loan, REO property and/or mortgage  security  subject thereto and (2) the purchase by the master servicer, a servicer,  the depositor or its designee (or (a) if specified in the related prospectus  supplement with respect to each series of  certificates,  by the holder of the REMIC Residual  Certificates  (see "Federal
Income Tax  Consequences"  below) or (b) if specified in the  prospectus  supplement  with respect to each series of notes, by the holder of the Equity  Certificates)  from the issuing entity for the series of all remaining  mortgage loans, REO properties and/or mortgage  securities.  In addition to the foregoing,  the master servicer, a servicer,  the depositor or its designee may have the option to purchase,  in whole but not in part,  the  securities  specified in the related  prospectus  supplement in the manner set forth in the related  prospectus  supplement.  With respect to any series of certificates which provides for such a purchase,  the  purchase  shall not be made unless  either:  (1) the  aggregate  principal  balance of the certificates  as of the date is equal to or less than the percentage  specified in the related  prospectus supplement  of the  aggregate  principal  balance of the  certificates  as of the Closing  Date or (2) the aggregate  principal  balance of the mortgage loans as of the date is equal to or less than the percentage specified in the related  prospectus  supplement of the aggregate  principal balance of the mortgage loans as of the cut-off date. In the event that any series of  certificates  which  provides for such a purchase at 25% or more of the  aggregate  principal  balance  outstanding,  the  certificates  will  use the  word
"Callable"  in their title.  With respect to any series of notes which  provides for such a purchase,  the purchase  shall not be made unless the  aggregate  principal  balance of the notes as of the date is equal to or less than the percentage  specified in the related prospectus  supplement of the aggregate principal balance of the notes as of the Closing  Date or a period  specified in the related  prospectus  supplement has elapsed  since the initial  distribution  date.  In the event that any series of notes which  provides for such a purchase at 25% or more of the  aggregate  principal  balance  outstanding,  the notes will use the word  "Callable" in their title.  Upon the purchase of the  securities or at any time  thereafter,  at the option of the master servicer,  a servicer,  the depositor or its designee,  the assets of the issuing entity may be sold,  thereby  effecting a retirement of the securities and the  termination of the issuing entity,  or the  securities  so purchased may be held or resold by the master  servicer,  the depositor or its designee.  In no event,  however,  unless  otherwise  provided in the prospectus  supplement,  will an issuing entity created by a pooling and servicing  agreement related to a series of certificates  continue beyond the  expiration  of 21 years from the death of the survivor of the persons named in the pooling and servicing  agreement.  Written notice of termination of the pooling and servicing  agreement will be given to each  securityholder,  and the final  distribution will be made only upon surrender and cancellation of the  securities  at an office or agency  appointed by the trustee which will be specified in the notice of termination.  If the  securityholders  are permitted to terminate the issuing  entity under the applicable pooling and  servicing  agreement,  a penalty may be imposed upon the  securityholders  based upon the fee that would be foregone by the master servicer because of the termination.

         The purchase of mortgage loans and property  acquired in respect of mortgage  loans  evidenced by a series of securities  shall be made at the option of the master  servicer,  a servicer,  the  depositor, its designee or, if applicable,  the holder of the REMIC Residual  Certificates or Equity  Certificates at
the price  specified  in the related  prospectus  supplement.  The exercise of the right will effect early retirement  of the  securities  of that  series,  but the right of the master  servicer,  a servicer,  the depositor,  its  designee  or, if  applicable,  the holder to so  purchase  is  subject  to the  aggregate principal  balance of the mortgage loans and/or mortgage  securities in the issuing entity for that series as of the  distribution  date on which the purchase is to occur being less than the  percentage  specified in the related  prospectus  supplement of the  aggregate  principal  balance of the mortgage  loans and/or mortgage  securities at the cut-off date or closing date, as specified in the prospectus  supplement,  for that series.  The prospectus  supplement for each series of securities will set forth the amounts that the holders of the securities  will be entitled to receive upon the early  retirement.  The early  termination may adversely  affect the yield to holders of the securities.  With respect to any series of certificates, an optional  purchase of the mortgage  loans in the related  issuing  entity may not result in the related certificates  receiving an amount equal to the principal  balance thereof plus accrued and unpaid interest and any  undistributed  shortfall on the related  certificates.  If a REMIC  election  has been made,  the termination  of the  related  issuing  entity  will be effected  in a manner  consistent  with  applicable federal income tax regulations and its status as a REMIC.

         Following any optional  termination,  there will be no continuing direct or indirect liability of the issuing entity or any securityholder as sellers of the assets of the issuing entity.

The Securities Administrator

         Each   prospectus   supplement   for  a  series  of  securities  may  provide  for  a  securities administrator  which  shall  be  responsible  for  performing  certain  administrative  and tax  functions typically  performed by the trustee.  The securities  administrator shall at all times be a corporation or an  association  organized and doing business under the laws of any state or the United States of America, authorized  under the laws to exercise  corporate trust powers,  having a combined  capital and surplus of at least  $40,000,000 and subject to supervision or examination by federal or state authority.  The entity that  serves  as  securities  administrator  may have  typical  banking  or other  relationships  with the depositor and its affiliates.  The securities  administrator  may also act as master servicer for a series of securities.

Duties of Securities Administrator

         The securities  administrator  for each series of securities  will make no  representation  as to the validity or sufficiency  of the related  Agreements,  the securities or any underlying  mortgage loan, mortgage  security or related  document and will not be  accountable  for the use or  application by or on behalf of any master servicer  (unless the securities  administrator  is also acting as master  servicer), servicer or special  servicer of any funds paid to the master  servicer,  servicer or special  servicer in respect  of the  securities  or the  underlying  mortgage  loans  or  mortgage  securities,  or any  funds deposited  into or withdrawn  from the  Distribution  Account for the series or any other account by or on behalf of the master  servicer,  servicer  or special  servicer.  The  securities  administrator  for each series of  securities  will be required  to perform  only those  duties  specifically  required  under the related  Agreement.  However,  upon  receipt  of  any  of  the  various  certificates,  reports  or  other instruments required to be furnished to it pursuant to the related Agreement,  a securities  administrator will be required to examine the documents  and to determine  whether they conform to the  requirements  of the agreement.

Some Matters Regarding the Securities Administrator

         As and to the  extent  described  in the  related  prospectus  supplement,  the fees  and  normal disbursements of any securities  administrator  may be the expense of the related master servicer or other specified person or may be required to be borne by the related issuing entity.

         The  securities  administrator  for each  series of  securities  generally  will be  entitled  to indemnification  from amounts held in the Distribution  Account for the series, for any loss, liability or expense  incurred by the  securities  administrator  in  connection  with the  securities  administrator's administration  of the trust under the related  pooling and  servicing  agreement or indenture  unless the loss,  liability,  cost or expense was incurred by reason of willful misfeasance,  bad faith or negligence on the part of the securities  administrator  in the  performance  of its  obligations  and duties,  or by reason of its reckless disregard of its obligations or duties.

Resignation and Removal of the Securities Administrator

         The  securities  administrator  for each series of  securities  may resign at any time,  in which event the depositor will be obligated to appoint a successor securities  administrator.  The depositor may also  remove the  securities  administrator  if the  securities  administrator  ceases to be  eligible  to continue  as  such  under  the  pooling  and  servicing  agreement  or  indenture  or  if  the  securities administrator  becomes incapable of acting,  bankrupt,  insolvent or if a receiver or public officer takes charge  of the  securities  administrator  or its  property.  Upon  such  resignation  or  removal  of the
securities   administrator,   the   depositor   will  be  entitled  to  appoint  a  successor   securities
administrator.  The securities  administrator may also be removed at any time by the holders of securities evidencing  ownership of not less than the percentage  specified in the related  prospectus  supplement of the  issuing  entity.  In the event that the  securityholders  remove the  securities  administrator,  the compensation  of any  successor  securities  administrator  shall  be paid by the  securityholders  to the extent that such  compensation  exceeds the amount agreed to by the depositor and the original  securities administrator.  Any resignation or removal of the securities  administrator and appointment of a successor securities  administrator  will not become  effective until acceptance of the appointment by the successor securities administrator.

The Trustee

         The trustee  under each  pooling  and  servicing  agreement  and  indenture  will be named in the related  prospectus  supplement.  The  trustee  shall at all  times  be a  corporation  or an  association organized  and doing  business  under the laws of any state or the United  States of  America,  authorized under the laws to  exercise  corporate  trust  powers,  having a combined  capital and surplus of at least
$40,000,000  and subject to  supervision or  examination  by federal or state  authority.  The entity that serves as trustee may have typical banking relationships with the depositor and its affiliates.

Duties of the Trustee

         The trustee for each  series of  securities  will make no  representation  as to the  validity or sufficiency of the related  Agreements,  the securities or any underlying mortgage loan, mortgage security or related  document and will not be accountable  for the use or application by or on behalf of any master servicer,  servicer  or special  servicer  of any funds paid to the master  servicer,  servicer or special servicer in respect of the securities or the  underlying  mortgage  loans or mortgage  securities,  or any funds  deposited  into or withdrawn from the  Distribution  Account for the series or any other account by or on behalf of the master  servicer,  servicer or special  servicer.  If no event of default has occurred and is  continuing,  the  trustee  for each series of  securities  will be required to perform  only those duties  specifically  required under the related  pooling and servicing  agreement or indenture.  However, upon receipt of any of the various  certificates,  reports or other  instruments  required to be furnished to it pursuant to the  related  Agreement,  a trustee  will be  required to examine the  documents  and to determine whether they conform to the requirements of the agreement.

         If an Event of  Default  shall  occur,  the  trustee  shall,  by notice in  writing to the master servicer,  which may be delivered by telecopy,  immediately  terminate  all of the rights and  obligations
(but not the  liabilities) of the master  servicer  thereafter  arising under the Agreements,  but without prejudice  to any rights it may have as a security  holder or to  reimbursement  of Monthly  Advances  and other  advances of its own funds.  Upon the receipt by the master  servicer  of the  written  notice,  all authority and power of the master servicer under the  Agreements,  whether with respect to the securities, the Mortgage Loans,  REO Property or under any other related  agreements (but only to the extent that such other  agreements  relate to the Mortgage Loans or related REO Property) shall  automatically  and without further  action pass to and be vested in the  trustee.  The  trustee  shall act to carry out the duties of the master  servicer,  including the obligation to make any Monthly Advance the nonpayment of which was an
Event of Default.  Any such action taken by the trustee must be prior to the  distribution on the relevant
Distribution Date.

         Upon  the  receipt  by the  master  servicer  of a  notice  of  termination,  the  trustee  shall automatically  become the  successor  in all  respects to the master  servicer in its  capacity  under the
Agreements and the  transactions  set forth or provided for therein and shall thereafter be subject to all the  responsibilities,  duties,  liabilities and limitations on liabilities relating thereto placed on the master servicer by the terms and provisions thereof;  provided,  however,  that the sponsor shall have the right to either  (a)  immediately  assume  the duties of the  master  servicer  or (b) select a  successor master servicer;  provided  further,  however,  that the trustee shall have no obligation  whatsoever with respect to any liability  (other than advances  deemed  recoverable  and not previously  made) incurred by the  master  servicer  at or prior to the time of  termination.  As  compensation,  the  trustee  shall be entitled  to  compensation  which the master  servicer  would have been  entitled  to retain if the master servicer  had  continued  to act  thereunder,  except  for  those  amounts  due  the  master  servicer  as reimbursement  permitted  under  the  Agreements  for  advances  previously  made or  expenses  previously incurred.  Notwithstanding  the above,  the trustee may, if it shall be unwilling so to act, or shall,  if it is legally  unable so to act,  appoint or petition a court of competent  jurisdiction  to appoint,  any established  housing  and  home  finance  institution  which  is a  Fannie  Mae- or  Freddie  Mac-approved servicer,  and with respect to a successor  to the master  servicer  only,  having a net worth of not less than an amount  specified in the related  prospectus  supplement,  as the successor to the master servicer hereunder in the  assumption  of all or any part of the  responsibilities,  duties or  liabilities  of the master servicer hereunder;  provided,  that the trustee shall obtain a letter from each rating agency that the ratings,  if any, on each of the  securities  will not be lowered as a result of the  selection of the successor to the master servicer.  Pending appointment of a successor to the master servicer,  the trustee shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption, the trustee may make such  arrangements  for the  compensation  of such  successor  out of payments on the
Mortgage  Loans as it and such  successor  shall agree;  provided,  however,  that the  provisions  of the
Agreements shall apply,  the  compensation  shall not be in excess of that which the master servicer would have been  entitled to if the master  servicer had  continued to act  hereunder,  and that such  successor shall undertake and assume the  obligations of the Trustee to pay  compensation to any third Person acting as an agent or independent contractor in the performance of master servicing  responsibilities  hereunder.
The trustee  and such  successor  shall take such  action,  consistent  with the  Agreements,  as shall be necessary to effectuate any such succession.

         If the trustee shall succeed to any duties of the master  servicer  respecting the Mortgage Loans as  provided  herein,  it shall do so in a separate  capacity  and not in its  capacity  as  trustee  and, accordingly,  the provisions of the Agreements  concerning the trustee's  duties shall be  inapplicable to the trustee in its duties as the successor to the master  servicer in the servicing of the Mortgage  Loans
(although  such  provisions  shall  continue to apply to the  trustee in its  capacity  as  trustee);  the provisions of the Agreements relating to the master servicer,  however,  shall apply to it in its capacity as successor master servicer.

         Upon any  termination  or appointment  of a successor to the master  servicer,  the trustee shall give prompt  written notice  thereof to security  holders of record  pursuant to the Agreements and to the rating agencies.

         The trustee shall  transmit by mail to all  securityholders,  within the number of days specified by the  Agreements  after the occurrence of any Event of Default  actually known to a responsible  officer of the  trustee,  unless  such  Event of  Default  shall  have been  cured,  notice of each such  Event of
Default.  In the event that the security  holders waive the Event of Default  pursuant to the  Agreements, the trustee shall give notice of any such waiver to the rating agencies.

         Upon written request of three or more  securityholders  of record,  for purposes of communicating with other  securityholders  with respect to their rights  under the  Agreements,  the trustee will afford such  securityholders  access during business hours to the most recent list of securityholders held by the trustee.

Some Matters Regarding the Trustee

         As and to the  extent  described  in the  related  prospectus  supplement,  the fees  and  normal disbursements  of any trustee may be the expense of the related master servicer or other specified  person or may be required to be borne by the related issuing entity.

         The trustee for each series of  securities  generally  will be entitled to  indemnification  from amounts held in the Distribution  Account for the series,  for any loss,  liability or expense incurred by the  trustee in  connection  with the  trustee's  acceptance  or  administration  of its trusts  under the related  pooling and  servicing  agreement or indenture  unless the loss,  liability,  cost or expense was incurred  by reason of willful  misfeasance,  bad faith or  negligence  on the part of the  trustee in the performance of its  obligations and duties,  or by reason of its reckless  disregard of its obligations or duties.

Resignation and Removal of the Trustee

         The trustee may resign at any time, in which event the  depositor  will be obligated to appoint a successor  trustee.  The  depositor  may also remove the  trustee if the trustee  ceases to be eligible to continue  under the pooling and servicing  agreement or if the trustee  becomes  insolvent.  Upon becoming aware of the circumstances,  the depositor will be obligated to appoint a successor  trustee.  The trustee may also be  removed at any time by the  holders of  securities  evidencing  not less than the  percentage specified in the related prospectus  supplement of the aggregate  undivided  interests (or, if applicable, voting rights) in the related  issuing  entity.  Any resignation or removal of the trustee and appointment of a successor  trustee will not become  effective  until  acceptance of the  appointment by the successor trustee.  If the trustee resigns or is removed by the depositor,  the expenses  associated with the change of  trustees  will be paid by the former  trustee  and  reimbursed  from the  Distribution  Account by the paying agent.  If the trustee is removed by holders of securities,  such holders shall be responsible  for paying any compensation  payable to a successor  trustee,  in excess of the amount paid to the predecessor trustee.

                                           YIELD CONSIDERATIONS

         The yield to  maturity  of an offered  security  will  depend on the price paid by the holder for the security,  the security  interest rate on a security  entitled to payments of interest (which security interest rate may vary if so specified in the related  prospectus  supplement)  and the rate and timing of principal payments (including prepayments,  defaults,  liquidations and repurchases) on the mortgage loans and the  allocation  thereof to reduce the principal  balance of the security (or notional  amount thereof if applicable) and other factors.

         A class of  securities  may be entitled to  payments  of  interest at a fixed  security  interest rate, a variable  security  interest rate or adjustable  security  interest  rate, or any  combination  of security  interest rates,  each as specified in the related  prospectus  supplement.  A variable  security interest rate may be  calculated  based on the weighted  average of the Net Mortgage  Rates of the related mortgage loans,  or the weighted  average of the interest rates (which may be net of trustee fees) paid on the mortgage  securities,  for the month  preceding the  distribution  date if so specified in the related prospectus supplement.  As will be described in the related prospectus supplement,  the aggregate payments of  interest  on a class of  securities,  and their  yield to  maturity,  will be  affected by the rate of payment of principal on the  securities  (or the rate of reduction in the notional  balance of  securities entitled only to payments of interest),  in the case of securities  evidencing  interests in ARM Loans, by changes in the Net Mortgage  Rates on the ARM Loans,  and in the case of securities  evidencing  interests in  mortgage  securities  with  floating or  variable  rates,  by changes in such rates and the indices on which they are based.  See "Maturity and  Prepayment  Considerations"  below.  The yield on the securities will also be affected by liquidations of mortgage loans following  mortgagor  defaults and by purchases of mortgage  loans in the  event of  breaches  of  representations  and  warranties  made in  respect  of the mortgage loans by the depositor,  the master  servicer and others,  or conversions of ARM Loans to a fixed
interest  rate.  See  "The  Mortgage   Pools—Representations   by  Sellers"  and   "Descriptions   of  the
Securities—Assignment  of Trust Fund Assets" above.  Holders of Strip  Securities or a class of securities having  a  security  interest  rate  that  varies  based  on the  weighted  average  mortgage  rate of the underlying  mortgage loans may be affected by  disproportionate  prepayments  and  repurchases of mortgage loans having higher Net Mortgage Rates or rates applicable to the Strip Securities, as applicable.

         With  respect to any series of  securities,  a period of time will  elapse  between the date upon which payments on the related mortgage loans are due and the  distribution  date on which the payments are passed through to  securityholders.  That delay will effectively  reduce the yield that would otherwise be produced if payments on the mortgage loans were  distributed to  securityholders  on or near the date they were due.

         In general,  if a class of securities is purchased at initial  issuance at a premium and payments of  principal  on the  related  mortgage  loans occur at a rate  faster  than  anticipated  at the time of purchase,  the  purchaser's  actual  yield to  maturity  will be lower  than that  assumed  at the time of purchase.  Similarly,  if a class of  securities  is  purchased  at initial  issuance  at a  discount  and payments of principal on the related  mortgage  loans occur at a rate slower than that assumed at the time of purchase,  the  purchaser's  actual yield to maturity will be lower than that  originally  anticipated.
The  effect  of  principal  prepayments,   liquidations  and  purchases  on  yield  will  be  particularly significant  in the case of a series of  securities  having a class  entitled to payments of interest only or to payments of interest that are  disproportionately  high relative to the principal  payments to which the  class is  entitled.  Such a class  will  likely be sold at a  substantial  premium  to its  principal balance  and any faster  than  anticipated  rate of  prepayments  will  adversely  affect the yield to its holders.  Extremely  rapid  prepayments may result in the failure of such holders to recoup their original investment.  In  addition,  the yield to  maturity  on other  types of  classes of  securities,  including
Accrual  Securities and securities with a security  interest rate which fluctuates  inversely with or at a multiple of an index,  may be relatively more sensitive to the rate of prepayment on the related  mortgage loans than other classes of securities.

         The timing of changes in the rate of principal  payments on or  repurchases of the mortgage loans may  significantly  affect an investor's  actual yield to maturity,  even if the average rate of principal payments  experienced over time is consistent with an investor's  expectation.  In general,  the earlier a prepayment of principal on the  underlying  mortgage  loans or a repurchase  thereof,  the greater will be the  effect on an  investor's  yield to  maturity.  As a result,  the  effect  on an  investor's  yield of principal  payments and  repurchases  occurring at a rate higher (or lower) than the rate  anticipated  by the investor during the period  immediately  following the issuance of a series of securities would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         When a  principal  prepayment  in full is made on a mortgage  loan,  the  borrower  is  generally charged interest only for the period from the due date of the preceding  scheduled  payment up to the date of the prepayment,  instead of for the full accrual  period,  that is, the period from the due date of the preceding  scheduled  payment up to the due date for the next scheduled  payment.  In addition,  a partial principal  prepayment  may  likewise  be applied as of a date prior to the next  scheduled  due date (and, accordingly,  be  accompanied  by  accrued  interest  for less  than the full  accrual  period).  However, interest accrued and  distributable  on any series of securities on any  distribution  date will generally correspond  to interest  accrued on the  principal  balance of mortgage  loans for their  respective  full accrual periods.  Consequently,  if a prepayment on any mortgage loan is distributable to  securityholders on a particular  distribution  date,  but the prepayment is not  accompanied  by accrued  interest for the full accrual period,  the interest charged to the borrower (net of servicing and  administrative  fees and any retained  interest of the depositor)  may be less than the  corresponding  amount of interest  accrued and otherwise  payable on the related mortgage loan, and a Prepayment  Interest  Shortfall will result. If and to the extent that the  shortfall  is allocated  to a class of offered  securities,  its yield will be adversely  affected.  The  prospectus  supplement  for a series of securities  will describe the manner in which the  shortfalls  will be  allocated  among the classes of the  securities.  If so  specified  in the related  prospectus  supplement,  the master servicer,  or the servicer  servicing the mortgage loan which was prepaid,  will be required to apply some or all of its servicing  compensation  for the  corresponding period to offset the amount of the shortfalls.  The related  prospectus  supplement will also describe any other amounts available to off set the shortfalls.  See "Servicing of Mortgage  Loans—Servicing  and Other
Compensation and Payment of Expenses; Retained Interest" in this prospectus.

         The  issuing  entity  with  respect  to any  series may  include  ARM Loans.  As is the case with conventional,  fixed-rate  mortgage  loans  originated in a high interest  rate  environment  which may be subject  to a greater  rate of  principal  prepayments  when  interest  rates  decrease,  ARM Loans may be subject to a greater rate of principal  prepayments  (or  purchases by the related  servicer or the master servicer)  due to their  refinancing  in a low  interest  rate  environment.  For example,  if  prevailing interest  rates  fall  significantly,  ARM Loans  could be  subject  to higher  prepayment  rates  than if
prevailing   interest   rates  remain   constant   because  the   availability   of  fixed-rate  or  other
adjustable-rate  mortgage loans at competitive  interest rates may encourage mortgagors to refinance their adjustable-rate  mortgages  to  "lock  in" a  lower  fixed  interest  rate  or to  take  advantage  of the availability of other  adjustable-rate  mortgage loans. A rising interest rate environment may also result in an increase in the rate of defaults on the mortgage loans.

         The issuing  entity with  respect to any series may include  convertible  ARM Loans.  Convertible
ARM Loans  may be  subject  to a greater  rate of  principal  prepayments  (or  purchases  by the  related servicer or the master  servicer) due to their  conversion to fixed  interest rate loans in a low interest rate  environment.  The conversion  feature may also be exercised in a rising interest rate environment as mortgagors  attempt to limit their risk of higher  rates.  A rising  interest  rate  environment  may also result in an  increase in the rate of defaults on these  mortgage  loans.  If the related  servicer or the master  servicer  purchases  convertible ARM Loans, a mortgagor's  exercise of the conversion  option will result in a distribution  of the principal  portion thereof to the  securityholders,  as described in this prospectus.  Alternatively,  to the extent a servicer or the master servicer fails to purchase  converting
ARM Loans, the mortgage pool will include fixed-rate mortgage loans.

         The rate of defaults  on the  mortgage  loans will also  affect the rate and timing of  principal payments  on the  mortgage  loans and thus the yield on the  securities.  In  general,  defaults on single family  loans are expected to occur with  greater  frequency in their early years.  The rate of default on single family loans which are refinanced or limited  documentation  mortgage loans, and on mortgage loans, with high  Loan-to-Value  Ratios, may be higher than for other types of mortgage loans.  Furthermore,  the rate and timing of  prepayments,  defaults and  liquidations on the mortgage loans will be affected by the general  economic  condition of the region of the country in which the related  mortgaged  properties  are located.  The risk of  delinquencies  and loss is greater and prepayments are less likely in regions where a weak  or  deteriorating  economy  exists,  as may be  evidenced  by,  among  other  factors,  increasing unemployment or falling property values.

         With respect to some mortgage loans in a mortgage  pool, the mortgage rate at origination  may be below the rate that would result if the index and margin  relating  thereto  were applied at  origination.
Under the  applicable  underwriting  standards,  the mortgagor  under each mortgage loan generally will be qualified,  or the  mortgage  loan  otherwise  approved,  on the basis of the  mortgage  rate in effect at origination.  The  repayment of the mortgage loan may thus be dependent on the ability of the mortgagor to make larger level monthly  payments  following  the  adjustment  of the mortgage  rate.  In addition,  the periodic  increase in the amount paid by the mortgagor of a buydown  mortgage loan during or at the end of the applicable  Buydown  Period may create a greater  financial  burden for the  mortgagor,  who might not have otherwise  qualified for a mortgage under  applicable  underwriting  guidelines,  and may accordingly increase the risk of default with respect to the related mortgage loan.

         The mortgage  rates on ARM Loans subject to negative  amortization  generally  adjust monthly and their amortization  schedules adjust less frequently.  During a period of rising interest rates as well as immediately  after  origination  (initial  mortgage rates are generally  lower than the sum of the Indices applicable  at  origination  and the  related  Note  Margins),  the  amount of  interest  accruing  on the principal  balance  of the  mortgage  loans may  exceed  the  amount of their  minimum  scheduled  monthly payment.  As a result,  a portion of the accrued  interest on  negatively  amortizing  mortgage  loans may become  Deferred  Interest which will be added to the principal  balance thereof and will bear interest at the  applicable  mortgage  rate.  The addition of the Deferred  Interest to the  principal  balance of any related class or classes of securities  will lengthen the weighted  average life thereof and may adversely affect yield to holders  thereof,  depending upon the price at which the  securities  were  purchased.  In addition,  with  respect  to ARM Loans  subject to  negative  amortization,  during a period of  declining interest  rates,  it might be expected that each minimum  scheduled  monthly  payment on the mortgage loan would exceed the amount of scheduled  principal  and accrued  interest on the principal  balance  thereof, and since the excess will be applied to reduce the  principal  balance of the related  class or classes of securities,  the weighted  average life of the  securities  will be reduced and may  adversely  affect the yield to holders thereof, depending upon the price at which the securities were purchased.

                                  MATURITY AND PREPAYMENT CONSIDERATIONS

         As indicated  above under "The  Mortgage  Pools," the original  terms to maturity of the mortgage loans in a given  mortgage  pool will vary  depending  upon the type of  mortgage  loans  included  in the mortgage  pool.  The  prospectus  supplement  for a series of  securities  will contain  information  with respect to the types and  maturities of the mortgage  loans in the related  mortgage  pool. The prepayment experience  with  respect to the mortgage  loans in a mortgage  pool will affect the life and yield of the related series of securities.

         With respect to balloon loans,  payment of the balloon payment (which,  based on the amortization schedule of the mortgage  loans,  is expected to be a  substantial  amount) will  generally  depend on the mortgagor's  ability to obtain  refinancing of the mortgage loans or to sell the mortgaged  property prior to the  maturity  of the  balloon  loan.  The  ability to obtain  refinancing  will  depend on a number of factors  prevailing  at the time  refinancing  or sale is  required,  including  real estate  values,  the mortgagor's  financial  situation,  prevailing mortgage loan interest rates, the mortgagor's equity in the related mortgaged property,  tax laws and prevailing general economic  conditions.  None of the depositor, the master  servicer,  a servicer or any of their  affiliates will be obligated to refinance or repurchase any mortgage loan or to sell the mortgaged property.

         The extent of  prepayments  of  principal  of the  mortgage  loans may be affected by a number of factors,  including  solicitations and the availability of mortgage credit, the relative economic vitality of the area in which the  mortgaged  properties  are located and, in the case of  multifamily,  commercial and mixed-use loans, the quality of management of the mortgage  properties,  the servicing of the mortgage loans,  possible  changes in tax laws and other  opportunities  for investment.  In addition,  the rate of principal  payments  on the  mortgage  loans may be  affected by the  existence  of  lock-out  periods and requirements  that principal  prepayments be  accompanied by prepayment  premiums,  as well as due-on-sale and  due-on-encumbrance  provisions,  and by  the  extent  to  which  the  provisions  may be  practicably enforced.  See "Servicing of Mortgage  Loans—Collection and Other Servicing Procedures" and "Legal Aspects
of the Mortgage  Loans—Enforceability  of Certain  Provisions"  in this  prospectus  for a description  of provisions  of the pooling and servicing  agreement  and legal  aspects of mortgage  loans that may affect the prepayment experience on the mortgage loans.

         The  rate of  prepayment  on a pool of  mortgage  loans is also  affected  by  prevailing  market interest rates for mortgage loans of a comparable  type, term and risk level.  When the prevailing  market interest  rate is below a mortgage  coupon,  a borrower may have an increased  incentive to refinance  its mortgage loan. In addition,  as prevailing  market  interest rates decline,  even borrowers with ARM Loans that have experienced a corresponding  interest rate decline may have an increased  incentive to refinance for  purposes  of either (1)  converting  to a fixed rate loan and  thereby  "locking  in" the rate or (2)
taking  advantage of the initial "teaser rate" (a mortgage  interest rate below what it would otherwise be if the  applicable  index and gross  margin  were  applied)  on another  adjustable  rate  mortgage  loan.
Moreover,  although  the  mortgage  rates on ARM  Loans  will be  subject  to  periodic  adjustments,  the adjustments  generally  will not increase or decrease the mortgage  rates by more than a fixed  percentage amount on each  adjustment  date,  will not  increase the mortgage  rates over a fixed  percentage  amount during the life of any ARM Loan and will be based on an index  (which  may not rise and fall  consistently with  mortgage  interest  rates) plus the related Note Margin  (which may be different  from margins being used at the time for newly  originated  adjustable rate mortgage loans).  As a result,  the mortgage rates on the ARM Loans at any time may not equal the prevailing rates for similar,  newly originated  adjustable rate mortgage  loans.  In high interest rate  environments,  the prevailing  rates on fixed-rate  mortgage loans may be  sufficiently  high in relation to the  then-current  mortgage rates on newly  originated ARM
Loans that the rate of prepayment may increase as a result of  refinancings.  There can be no assurance as to the rate of  prepayments  on the  mortgage  loans  during  any period or over the life of any series of securities.

         If the  applicable  pooling and servicing  agreement  for a series of  securities  provides for a pre-funding  account or other means of funding the transfer of  additional  mortgage  loans to the related
issuing  entity,  as  described  under  "Description  of  the  Securities—Pre-Funding   Account"  in  this
prospectus,  and the  issuing  entity is unable to  acquire  the  additional  mortgage  loans  within  any applicable time limit,  the amounts set aside for the purpose may be applied as principal  payments on one or more  classes  of  securities  of the  series.  See "Yield  Considerations"  in this  prospectus  for a description of certain  provisions of the mortgage loans that may affect the prepayment  experience on the mortgage loans.

         There can be no assurance as to the rate of  prepayment of the mortgage  loans.  The depositor is not aware of any  publicly  available  statistics  relating  to the  principal  prepayment  experience  of diverse  portfolios  of mortgage  loans such as the mortgage  loans over an extended  period of time.  All statistics  known to the  depositor  that have been  compiled  with respect to  prepayment  experience  on mortgage  loans  indicate  that while  some  mortgage  loans may remain  outstanding  until  their  stated
maturities,  a  substantial  number  will  be  paid  prior  to  their  respective  stated  maturities.  No representation  is made as to the  particular  factors  that will affect the  prepayment  of the  mortgage loans or as to the relative importance of these factors.

         As described in this  prospectus  and in the  prospectus  supplement,  the master  servicer,  the depositor,  an affiliate  of the  depositor or a person  specified  in the related  prospectus  supplement
(other than holder of any class of offered certificates,  other than the REMIC Residual  Certificates,  if offered) may have the option to purchase the assets in an issuing  entity and effect early  retirement  of the related  series of  securities.  See "The  Agreements—Termination;  Retirement of  Securities" in this prospectus.

                                     LEGAL ASPECTS OF MORTGAGE LOANS

         The following  discussion  summarizes  legal aspects of mortgage loans that is general in nature.
The  summaries do not purport to be  complete.  They do not reflect the laws of any  particular  state nor the laws of all states in which the  mortgaged  properties  may be situated.  This is because  these legal aspects are governed in part by the law of the state that applies to a particular  mortgaged  property and the laws of the states may vary  substantially.  You should refer to the applicable federal and state laws governing the mortgage loans.

Mortgages

         Each  single  family,  multifamily,  commercial  and  mixed-use  loan  and,  if  applicable,  the
Contracts (in each case other than  cooperative  mortgage  loans),will  be evidenced by a note or bond and secured by an instrument granting a security interest in real property,  which may be a mortgage,  deed of trust or a deed to secure debt,  depending upon the prevailing  practice and law in the state in which the related mortgaged property is located,  and may have first, second or third priority.  Mortgages and deeds to secure debt are referred to as  "mortgages."  Contracts  evidence both the obligation of the obligor to repay the loan  evidenced  thereby  and grant a security  interest in the  related  Manufactured  Homes to secure  repayment  of the loan.  However,  as  Manufactured  Homes have become  larger and often have been attached to their sites  without any  apparent  intention by the  borrowers  to move them,  courts in many states have held that  Manufactured  Homes may become subject to real estate title and recording laws. See
"—Contracts"  below.  In some states,  a mortgage or deed of trust  creates a lien upon the real  property encumbered  by the  mortgage or deed of trust.  However,  in other  states,  the mortgage or deed of trust conveys  legal title to the  property  respectively,  to the  mortgagee or to a trustee for the benefit of the mortgagee subject to a condition  subsequent (i.e., the payment of the indebtedness  secured thereby).
The lien  created  by the  mortgage  or deed of trust is not prior to the lien for real  estate  taxes and assessments  and other charges  imposed under  governmental  police  powers.  Priority  between  mortgages depends  on their  terms or on the terms of  separate  subordination  or  inter-creditor  agreements,  the knowledge of the parties in some cases and  generally on the order of  recordation  of the mortgage in the appropriate  recording  office.  There are two parties to a mortgage,  the mortgagor,  who is the borrower and  homeowner,  and the  mortgagee,  who is the lender.  Under the  mortgage  instrument,  the  mortgagor delivers to the  mortgagee a note or bond and the mortgage.  In the case of a land trust,  there are three parties  because  title to the  property is held by a land trustee  under a land trust  agreement of which the borrower is the  beneficiary;  at origination  of a mortgage  loan,  the borrower  executes a separate undertaking  to make payments on the mortgage note.  Although a deed of trust is similar to a mortgage,  a deed of trust has three parties:  the trustor who is the  borrower-homeowner;  the  beneficiary who is the lender;  and a third-party  grantee  called the trustee.  Under a deed of trust,  the borrower  grants the property,  irrevocably  until the debt is paid, in trust,  generally  with a power of sale, to the trustee to secure  payment  of the  obligation.  The  trustee's  authority  under a deed of trust,  the  grantee's authority under a deed to secure debt and the  mortgagee's  authority under a mortgage are governed by the law of the state in which the real  property is located,  the  express  provisions  of the deed of trustor mortgage, and, in deed of trust transactions, the directions of the beneficiary.

Cooperative Mortgage Loans

         If specified in the  prospectus  supplement  relating to a series of  certificates,  the mortgage loans and Contracts may include  cooperative  mortgage loans.  Each mortgage note evidencing a cooperative mortgage loan will be secured by a security interest in shares issued by the related  Cooperative,  and in the related  proprietary  lease or  occupancy  agreement  granting  exclusive  rights to occupy a specific dwelling unit in the  Cooperative's  building.  The security  agreement will create a lien upon the shares of the  Cooperative,  the  priority  of which  will  depend  on,  among  other  things,  the  terms of the particular  security  agreement as well as the order of  recordation  and/or  filing of the  agreement (or financing statements related thereto) in the appropriate recording office.

         Cooperative  buildings  relating to the cooperative  mortgage loans are located  primarily in the
State of New York.  Generally,  each Cooperative owns in fee or has a long-term  leasehold interest in all the real  property and owns in fee or leases the building and all separate  dwelling  units  therein.  The
Cooperative is directly  responsible for property  management  and, in most cases,  payment of real estate taxes,  other  governmental  impositions  and hazard and  liability  insurance.  If there is an underlying mortgage (or  mortgages) on the  Cooperative's  building or underlying  land, as is generally the case, or an  underlying  lease of the land,  as is the case in some  instances,  the  Cooperative,  as mortgagor or lessor,  as the case may be, is also  responsible  for fulfilling the mortgage or rental  obligations.  An underlying  mortgage  loan is  ordinarily  obtained  by the  Cooperative  in  connection  with  either the construction  or purchase of the  Cooperative's  building or the obtaining of capital by the  Cooperative.
The  interest  of the  occupant  under  proprietary  leases  or  occupancy  agreements  as to  which  that
Cooperative  is the  landlord is  generally  subordinate  to the  interest of the holder of an  underlying mortgage  and to the  interest of the holder of a land  lease.  If the  Cooperative  is unable to meet the payment  obligations  (1) arising  under an  underlying  mortgage,  the  mortgagee  holding an  underlying mortgage could foreclose on that mortgage and terminate all subordinate  proprietary  leases and occupancy agreements  or (2) arising  under its land lease,  the holder of the  landlord's  interest  under the land lease could terminate it and all subordinate  proprietary  leases and occupancy  agreements.  In addition, an  underlying  mortgage on a  Cooperative  may provide  financing in the form of a mortgage that does not fully amortize,  with a significant  portion of principal being due in one final payment at maturity.  The inability  of the  Cooperative  to  refinance a mortgage  and its  consequent  inability to make the final payment could lead to  foreclosure by the mortgagee.  Similarly,  a land lease has an expiration  date and the inability of the Cooperative to extend its term or, in the  alternative,  to purchase the land,  could lead to  termination of the  Cooperative's  interest in the property and  termination  of all  proprietary leases and occupancy  agreements.  In either event, a foreclosure by the holder of an underlying  mortgage or the  termination of the underlying  lease could  eliminate or  significantly  diminish the value of any collateral held by the mortgagee who financed the purchase by an individual  tenant-stockholder  of shares of the  Cooperative  or, in the case of the  mortgage  loans,  the  collateral  securing  the  cooperative mortgage loans.

         Each  Cooperative is owned by  shareholders  (referred to as  tenant-stockholders)  who,  through ownership  of stock or shares in the  Cooperative,  receive  proprietary  leases or  occupancy  agreements which  confer  exclusive  rights  to occupy  specific  dwellings.  Generally,  a  tenant-stockholder  of a
Cooperative  must make a monthly  payment to the  Cooperative  pursuant to the  proprietary  lease,  which payment  represents the  tenant-stockholder's  proportional  share of the  Cooperative's  payments for its underlying  mortgage,  real property taxes,  maintenance  expenses and other capital or ordinary expenses.
An  ownership  interest in a  Cooperative  and  accompanying  occupancy  rights may be financed  through a cooperative  mortgage  loan  evidenced by a mortgage  note and secured by an  assignment of and a security interest in the occupancy  agreement or  proprietary  lease and a security  interest in the related shares of the related  Cooperative.  The mortgagee  generally  takes  possession of the share  certificate  and a counterpart  of the  proprietary  lease or  occupancy  agreement  and a financing  statement  covering the proprietary  lease or occupancy  agreement and the Cooperative  shares is filed in the  appropriate  state and local  offices to perfect the  mortgagee's  interest  in its  collateral.  Subject to the  limitations discussed below, upon default of the  tenant-stockholder,  the lender may sue for judgment on the mortgage note,  dispose of the collateral at a public or private sale or otherwise  proceed  against the collateral or  tenant-stockholder  as an individual as provided in the security  agreement covering the assignment of the proprietary lease or occupancy  agreement and the pledge of Cooperative  shares.  See "—Foreclosure on
Shares of Cooperatives" below.

Tax Aspects of Cooperative Ownership

         In  general,  a  "tenant-stockholder"  (as  defined  in  Section  216(b)(2)  of  the  Code)  of a corporation  that  qualifies  as a  "cooperative  housing  corporation"  within  the  meaning  of  Section
216(b)(1) of the Code is allowed a deduction  for amounts  paid or accrued  within his taxable year to the corporation  representing his proportionate  share of interest expenses and real estate taxes allowable as a deduction  under Section 216(a) of the Code to the  corporation  under Sections 163 and 164 of the Code.
In order for a corporation  to qualify  under Section  216(b)(1) of the Code for its taxable year in which the items are  allowable as a deduction to the  corporation,  that section  requires,  among other things, that at least 80% of the gross  income of the  corporation  be derived  from its  tenant-stockholders.  By virtue of this  requirement,  the status of a  corporation  for purposes of Section  216(b)(1) of the Code must be determined on a year-to-year  basis.  Consequently,  there can be no assurance  that  Cooperatives relating to the  cooperative  mortgage  loans will qualify under the section for any  particular  year. In the event  that the  Cooperative  fails to  qualify  for one or more  years,  the value of the  collateral securing any related  cooperative  mortgage  loans could be  significantly  impaired  because no deduction would be allowable to tenant-  stockholders  under Section 216(a) of the Code with respect to those years.
In view of the  significance  of the tax  benefits  accorded  tenant-stockholders  of a  corporation  that qualifies  under  Section  216(b)(1)  of the Code,  the  likelihood  that a failure  would be permitted to continue over a period of years appears remote.

Leases and Rents

         Mortgages that encumber  income-producing  multifamily and commercial properties often contain an assignment  of rents and  leases,  pursuant  to which the  borrower  assigns to the lender the  borrower's right,  title and interest as landlord  under each lease and the income derived  therefrom,  while (unless rents are to be paid  directly  to the lender)  retaining a revocable  license to collect the rents for so long as there is no default.  If the borrower defaults,  the license terminates and the lender is entitled to collect  the rents.  Local law may require  that the lender  take  possession  of the  property  and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

Contracts

         Under  the  laws of most  states,  manufactured  housing  constitutes  personal  property  and is subject to the motor vehicle  registration  laws of the state or other  jurisdiction  in which the unit is located. In a few states,  where certificates of title are not required for manufactured  homes,  security interests are perfected by the filing of a financing  statement  under Article 9 of the UCC which has been adopted by all states.  Financing  statements  are  effective  for five years and must be renewed prior to the end of each five year  period.  The  certificate  of title  laws  adopted  by the  majority  of states provide that ownership of motor vehicles and  manufactured  housing shall be evidenced by a certificate of title  issued by the motor  vehicles  department  (or a similar  entity) of the state.  In the states that have enacted  certificate of title laws, a security  interest in a unit of manufactured  housing,  so long as it is not  attached to land in so permanent a fashion as to become a fixture,  is  generally  perfected by the  recording  of the  interest  on the  certificate  of title to the  unit in the  appropriate  motor vehicle  registration  office  or by  delivery  of the  required  documents  and  payment  of a fee to the appropriate motor vehicle registration office, depending on state law.

         The master  servicer  will be required  under the  related  pooling and  servicing  agreement  or servicing  agreement  to, or to cause the servicer of the Contract to,  effect the notation or delivery of the required  documents and fees, and to obtain  possession of the  certificate  of title,  as appropriate under  the laws of the state in which  any  Manufactured  Home is  registered.  In the  event  the  master servicer or servicer,  as applicable,  fails, due to clerical errors or otherwise,  to effect the notation or delivery,  or files the  security  interest  under the wrong law (for  example,  under a motor  vehicle title  statute  rather than under the UCC,  in a few  states),  the trustee may not have a first  priority security interest in the Manufactured Home securing a Contract.  As Manufactured  Homes have become larger and often have been  attached to their sites  without any  apparent  intention  by the  borrowers  to move them,  courts in many states have held that  Manufactured  Homes may become  subject to real estate  title and  recording  laws.  As a  result,  a  security  interest  in a  Manufactured  Home  could  be  rendered subordinate  to the interests of other  parties  claiming an interest in the home under  applicable  state real estate law. In order to perfect a security  interest in a  Manufactured  Home under real estate laws, the holder of the security  interest must file either a "fixture  filing" under the  provisions of the UCC or a real  estate  mortgage  under the real  estate  laws of the state  where the home is  located.  These filings  must be made in the  real  estate  records  office  of the  county  where  the  home is  located.
Generally,  Contracts  will contain  provisions  prohibiting  the obligor from  permanently  attaching the
Manufactured  Home to its site.  So long as the  obligor  does not  violate  this  agreement,  a  security interest in the  Manufactured  Home will be governed by the  certificate of title laws or the UCC, and the notation of the security  interest on the certificate of title or the filing of a UCC financing  statement will be  effective  to maintain  the  priority of the  security  interest in the  Manufactured  Home.  If, however,  a Manufactured Home is permanently  attached to its site, other parties could obtain an interest in the  Manufactured  Home that is prior to the security  interest  originally  retained by the Seller and transferred to the depositor.

         The depositor will assign or cause to be assigned a security  interest in the Manufactured  Homes to the  trustee,  on behalf of the  securityholders.  Neither  the  depositor,  the master  servicer,  any servicer,  nor the trustee will amend the certificates of title to identify the trustee,  on behalf of the securityholders,  as the new secured party and, accordingly,  the depositor or the Seller will continue to be named as the secured party on the  certificates  of title relating to the  Manufactured  Homes. In most states,  the assignment is an effective  conveyance of the security interest without amendment of any lien noted on the related  certificate  of title and the new secured party succeeds to the  depositor's  rights as the secured  party.  However,  in some states there exists a risk that,  in the absence of an amendment to the certificate of title, the assignment of the security  interest might not be held effective  against creditors of the depositor or Seller.

         In the absence of fraud,  forgery or permanent  affixation of the  Manufactured  Home to its site by the Manufactured  Home owner, or  administrative  error by state recording  officials,  the notation of the lien of the  depositor  on the  certificate  of title or delivery of the required  documents  and fees will be sufficient to protect the trustee  against the rights of subsequent  purchasers of a  Manufactured
Home or  subsequent  lenders  who take a security  interest  in the  Manufactured  Home.  If there are any
Manufactured  Homes as to which the  depositor has failed to perfect or cause to be perfected the security interest  assigned to the issuing  entity,  the security  interest would be subordinate  to, among others, subsequent  purchasers for value of Manufactured Homes and holders of perfected security interests.  There also exists a risk in not identifying the trustee,  on behalf of the  securityholders,  as the new secured party on the  certificate  of title  that,  through  fraud or  negligence,  the  security  interest of the trustee could be released.

         In the event that the owner of a  Manufactured  Home moves it to a state  other than the state in which the  Manufactured  Home  initially  is  registered,  under  the laws of most  states  the  perfected security  interest in the  Manufactured  Home would  continue  for four months  after the  relocation  and thereafter until the owner  re-registers the  Manufactured  Home in the state of relocation.  If the owner were to relocate a  Manufactured  Home to another  state and  re-register  the  Manufactured  Home in that state,  and if the  depositor did not take steps to re-perfect  its security  interest in that state,  the security  interest in the  Manufactured  Home would cease to be perfected.  A majority of states generally require  surrender  of a  certificate  of title to  re-register  a  Manufactured  Home;  accordingly,  the depositor must surrender  possession if it holds the certificate of title to the Manufactured  Home or, in the case of  Manufactured  Homes  registered  in states that provide for notation of lien,  the  depositor would  receive  notice of  surrender  if the security  interest in the  Manufactured  Home is noted on the certificate of title.  Accordingly,  the depositor  would have the  opportunity to re-perfect its security interest  in the  Manufactured  Home  in the  state  of  relocation.  In  states  that  do not  require  a certificate of title for registration of a Manufactured  Home,  re-registration  could defeat  perfection.
Similarly,  when an obligor under a manufactured  housing  conditional sales contract sells a Manufactured
Home,  the obligee must  surrender  possession of the  certificate of title or it will receive notice as a result of its lien noted thereon and accordingly  will have an opportunity to require  satisfaction of the related  manufactured  housing  conditional  sales contract before release of the lien. Under each related pooling and servicing  agreement or servicing  agreement,  the master servicer will be obligated to, or to cause each of the servicers of the Contracts to, take these steps,  at the master  servicer's or servicers expense, as are necessary to maintain perfection of security interests in the Manufactured Homes.

         Under the laws of most states,  liens for repairs  performed on a Manufactured Home take priority even over a perfected  security  interest.  The depositor  will obtain the  representation  of the related
Seller that it has no  knowledge of any of these liens with respect to any  Manufactured  Home  securing a
Contract.  However,  these liens could arise at any time during the term of a Contract.  No notice will be given to the trustee or securityholders in the event this type of lien arises.

Foreclosure on Mortgages and Some Contracts

         Foreclosure of a deed of trust is generally  accomplished by a non-judicial  trustee's sale under a specific  provision  in the deed of trust which  authorizes  the trustee to sell the  property  upon any default  by the  borrower  under  the  terms of the  note or deed of  trust.  In  addition  to any  notice requirements  contained in a deed of trust,  in some  states,  the trustee must record a notice of default and send a copy to the  borrower-  trustor  and to any  person who has  recorded  a request  for a copy of notice of default and notice of sale. In addition,  the trustee must provide  notice in some states to any other individual having an interest of record in the real property,  including any junior lienholders.  If the deed of trust is not  reinstated  within a  specified  period,  a notice  of sale  must be posted in a public place and, in most states,  published for a specific  period of time in one or more newspapers in a specified  manner prior to the date of trustee's  sale.  In addition,  some state laws require that a copy of the notice of sale be posted on the  property  and sent to all parties  having an interest of record in the real property.

         In some states,  the  borrower-trustor  has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general,  in these states, the borrower,  or any other person having a junior  encumbrance  on the real estate,  may,  during a  reinstatement  period,  cure the default by paying the entire  amount in arrears  plus the costs and  expenses  incurred in  enforcing  the obligation.

         Foreclosure of a mortgage is generally  accomplished by judicial  action.  Generally,  the action is initiated by the service of legal  pleadings  upon all parties having an interest of record in the real property.  Delays in completion of the foreclosure may occasionally  result from  difficulties in locating necessary  parties.  Judicial  foreclosure  proceedings  are often not contested by any of the  applicable parties.  If the mortgagee's right to foreclose is contested,  the legal proceedings  necessary to resolve the issue can be time-consuming.

         In the case of  foreclosure  under either a mortgage or a deed of trust,  the sale by the referee or other  designated  officer or by the trustee is a public  sale.  However,  because of the  difficulty a potential  buyer at the sale would have in determining  the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure  proceedings,  it is uncommon for a third party to  purchase  the  property  at a  foreclosure  sale.  Rather,  it is common for the lender to purchase  the  property  from the  trustee  or  referee  for a credit bid less than or equal to the unpaid principal  amount of the note plus the accrued and unpaid  interest  and the  expense of  foreclosure,  in which case the  mortgagor's  debt will be  extinguished  unless the lender  purchases  the  property for a lesser  amount in order to preserve  its right  against a borrower to seek a  deficiency  judgment and the remedy is  available  under state law and the  related  loan  documents.  In the same  states,  there is a statutory  minimum  purchase  price which the lender may offer for the property and  generally,  state law controls the amount of foreclosure costs and expenses,  including  attorneys' fees, which may be recovered by a lender.  Thereafter,  subject to the right of the  borrower  in some  states to remain in  possession during the  redemption  period,  the lender  will  assume the burdens of  ownership,  including  obtaining hazard  insurance,  paying taxes and making the repairs at its own expense as are  necessary to render the property  suitable for sale.  Generally,  the lender will obtain the services of a real estate  broker and pay  the  broker's  commission  in  connection  with  the  sale of the  property.  Depending  upon  market conditions,  the ultimate  proceeds of the sale of the property may not equal the lender's  investment  in the property  and, in some states,  the lender may be entitled to a deficiency  judgment.  Any loss may be reduced by the receipt of any  mortgage  insurance  proceeds or other  forms of credit  enhancement  for a series of certificates. See "Description of Credit Enhancement" in this prospectus.

         A junior  mortgagee  may not  foreclose  on the  property  securing a junior  mortgage  unless it forecloses  subject to the senior  mortgages.  The junior  mortgagee must either pay the entire amount due on the  senior  mortgages  prior  to or at the time of the  foreclosure  sale or  undertake  to pay on any senior  mortgages  on which the  mortgagor is currently  in default.  Under either  course of action,  the junior  mortgagee  may add the amounts paid to the balance due on the junior loan,  and may be  subrogated to the  rights of the senior  mortgagees.  In  addition,  in the event  that the  foreclosure  of a junior mortgage triggers the enforcement of a "due-on-sale"  clause,  the junior mortgagee may be required to pay the full amount of the senior  mortgages  to the senior  mortgagees.  Accordingly,  with  respect to those single family loans which are junior mortgage loans,  if the lender  purchases the property,  the lender's title will be subject to all senior liens and claims and  governmental  liens.  The  proceeds  received by the referee or trustee  from the sale are applied  first to the costs,  fees and expenses of sale and then in  satisfaction  of the  indebtedness  secured by the  mortgage or deed of trust under which the sale was conducted.  Any remaining  proceeds are generally  payable to the holders of junior  mortgages or deeds of trust and other liens and claims in order of their  priority,  whether or not the  borrower is in default.
Any  additional  proceeds are generally  payable to the mortgagor or trustor.  The payment of the proceeds to the holders of junior  mortgages  may occur in the  foreclosure  action of the senior  mortgagee or may require the institution of separate legal proceeds.

         In foreclosure,  courts have imposed general equitable  principles.  The equitable principles are generally  designed  to  relieve  the  borrower  from the  legal  effect  of its  defaults  under the loan documents.  Examples of judicial remedies that have been fashioned include judicial  requirements that the lender  undertake  affirmative  and expensive  actions to determine the causes for the borrower's  default and the  likelihood  that the borrower  will be able to  reinstate  the loan.  In some cases,  courts have substituted  their judgment for the lender's  judgment and have required that lenders  reinstate  loans or recast  payment  schedules in order to accommodate  borrowers who are suffering  from temporary  financial disability.  In other  cases,  courts  have  limited the right of the lender to  foreclose  if the default under the mortgage  instrument is not monetary,  such as the borrower's failure to adequately maintain the property or the  borrower's  execution  of a second  mortgage  or deed of trust  affecting  the  property.
Finally,  some  courts  have been faced with the issue of whether or not  federal or state  constitutional provisions  reflecting due process  concerns for adequate  notice  require that  borrowers  under deeds of trust or  mortgages  receive  notices in addition  to the  statutorily-prescribed  minimums.  For the most part,  these cases have upheld the notice  provisions as being reasonable or have found that the sale by a trustee under a deed of trust,  or under a mortgage  having a power of sale,  does not involve  sufficient state action to afford constitutional protection to the borrower.

Foreclosure on Shares of Cooperatives

         The Cooperative shares owned by the  tenant-stockholder,  together with the rights of the tenant-
stockholder  under the  proprietary  lease or occupancy  agreement,  are pledged to the lender and are, in almost all cases,  subject to  restrictions on transfer as set forth in the  Cooperative's  certificate of incorporation  and by-laws,  as well as in the proprietary lease or occupancy  agreement.  The Cooperative may cancel the proprietary lease or occupancy  agreement,  even while pledged,  for failure by the tenant-
stockholder to pay the obligations or charges owed by the  tenant-stockholder,  including mechanics' liens against  the  Cooperative's  building  incurred  by the  tenant-stockholder.  Generally,  obligations  and charges  arising under a proprietary  lease or occupancy  agreement  which are owed to the Cooperative are made liens upon the shares to which the proprietary  lease or occupancy  agreement  relates.  In addition, the  Cooperative  may  generally  terminate a  proprietary  lease or occupancy  agreement in the event the borrower breaches its covenants in the proprietary  lease or occupancy  agreement.  Typically,  the lender and the  Cooperative  enter into a  recognition  agreement  which,  together  with any  lender  protection provisions  contained  in the  proprietary  lease or  occupancy  agreement,  establishes  the  rights  and obligations of both parties in the event of a default by the  tenant-stockholder  on its obligations under the proprietary lease or occupancy agreement.  A default by the  tenant-stockholder  under the proprietary lease or occupancy  agreement will usually  constitute a default under the security  agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the  tenant-stockholder  has defaulted  under the proprietary  lease or occupancy  agreement,  the  Cooperative  will take no action to terminate the lease or agreement  until the lender has been provided with notice of and an  opportunity to cure  the  default.  The  recognition  agreement  typically  provides  that if the  proprietary  lease  or occupancy  agreement is terminated,  the  Cooperative  will  recognize the lender's lien against  proceeds from a sale of the shares and the  proprietary  lease or occupancy  agreement  allocated to the  dwelling, subject,  however,  to the  Cooperative's  right to sums due  under  the  proprietary  lease or  occupancy agreement  or which have  become  liens on the  shares  relating  to the  proprietary  lease or  occupancy agreement.  The  total  amount  owed  to the  Cooperative  by the  tenant-stockholder,  which  the  lender generally  cannot  restrict and does not  monitor,  could  reduce the amount  realized  upon a sale of the collateral  below the  outstanding  principal  balance of the  cooperative  mortgage  loan and accrued and unpaid interest on the loan.

         Recognition  agreements  also  generally  provide  that in the event the lender  succeeds  to the tenant-  shareholder's  shares and  proprietary  lease or  occupancy  agreement as the result of realizing upon its  collateral  for a cooperative  mortgage  loan, the lender must obtain the approval or consent of the board of directors of the Cooperative as required by the  proprietary  lease before  transferring  the
Cooperative  shares or assigning the  proprietary  lease.  The approval or consent is usually based on the prospective  purchaser's  income and net worth,  among other  factors,  and may  significantly  reduce the number of potential  purchasers,  which could limit the ability of the lender to sell and realize upon the value of the  collateral.  Generally,  the lender is not  limited in any rights it may have to  dispossess the tenant-stockholder.

         Because  of  the  nature  of   cooperative   mortgage   loans,   lenders  do  not   require   the
tenant-stockholder  (i.e.,  the  borrower)  to  obtain  title  insurance  of any type.  Consequently,  the existence of any prior liens or other  imperfections  of title  affecting  the  Cooperative's  building or real estate also may adversely  affect the  marketability  of the shares allocated to the dwelling unit in the event of foreclosure.

         In New York,  foreclosure on the Cooperative  shares is accomplished by public sale in accordance with the  provisions  of  Article  9 of the New  York UCC and the  security  agreement  relating  to those shares.  Article 9 of the New York UCC requires  that a sale be conducted in a  "commercially  reasonable"
manner.  Whether a sale has been conducted in a "commercially  reasonable" manner will depend on the facts in each case. In determining commercial  reasonableness,  a court will look to the notice given the debtor and the  method,  manner,  time,  place  and  terms  of the sale and the  sale  price.  Generally,  a sale conducted  according to the usual  practice of banks selling  similar  collateral in the same area will be considered reasonably conducted.

         Article 9 of the UCC  provides  that the  proceeds  of the sale will be applied  first to pay the costs and  expenses  of the sale and then to satisfy the  indebtedness  secured by the  lender's  security
interest.   The  recognition   agreement,   however,   generally  provides  that  the  lender's  right  to
reimbursement  is  subject  to the right of the  Cooperative  corporation  to  receive  sums due under the proprietary  lease or occupancy  agreement.  If there are proceeds  remaining,  the lender must account to the tenant-stockholder for the surplus.  Conversely,  if a portion of the indebtedness remains unpaid, the tenant-stockholder  is generally  responsible for the deficiency.  See  "—Anti-Deficiency  Legislation and other Limitations on Lenders" below.

Repossession with respect to Contracts

         General.  Repossession  of  manufactured  housing is  governed  by state  law. A few states  have enacted  legislation that requires that the debtor be given an opportunity to cure its default  (typically
30 days to bring the account  current) before  repossession can commence.  So long as a manufactured  home has not become so attached  to real  estate  that it would be treated as a part of the real  estate  under the law of the state  where it is  located,  repossession  of the home in the  event of a  default  by the obligor  generally  will be governed by the UCC (except in  Louisiana).  Article 9 of the UCC provides the statutory  framework  for the  repossession  of  manufactured  housing.  While the UCC as  adopted  by the various states may vary in small particulars,  the general repossession  procedure  established by the UCC is as follows:

1.       Except in those  states  where the  debtor  must  receive  notice of the right to cure a default, repossession  can commence  immediately  upon default without prior notice.  Repossession  may be effected either through  self-help  (peaceable  retaking  without court order),  voluntary  repossession or through judicial  process  (repossession  pursuant  to  court-issued  writ  of  replevin).  The  self-help  and/or voluntary  repossession  methods  are more  commonly  employed,  and are  accomplished  simply by retaking possession  of the  manufactured  home.  In cases in which the  debtor  objects  or  raises a  defense  to repossession,  a court order must be obtained from the appropriate  state court, and the manufactured home must then be  repossessed  in  accordance  with that  order.  Whether the method  employed  is  self-help, voluntary  repossession  or judicial  repossession,  the  repossession  can be  accomplished  either by an actual physical removal of the manufactured  home to a secure location for  refurbishment and resale or by removing the occupants and their belongings from the manufactured  home and maintaining  possession of the manufactured  home on the location where the occupants were residing.  Various  factors may affect whether the  manufactured  home is  physically  removed  or left on  location,  such as the nature and term of the lease of the site on which it is  located  and the  condition  of the unit.  In many  cases,  leaving  the manufactured  home on location is  preferable,  in the event that the home is already set up,  because the expenses of  retaking  and  redelivery  will be saved.  However,  in those cases where the home is left on location, expenses for site rentals will usually be incurred.

2.       Once  repossession  has  been  achieved,  preparation  for  the  subsequent  disposition  of  the manufactured  home can  commence.  The  disposition  may be by public or private sale provided the method, manner, time, place and terms of the sale are commercially reasonable.

3.       Sale proceeds are to be applied first to repossession  expenses  (expenses  incurred in retaking, storage,  preparing for sale to include  refurbishing  costs and selling) and then to  satisfaction of the indebtedness.  While some states impose  prohibitions  or limitations  on deficiency  judgments if the net proceeds  from resale do not cover the full amount of the  indebtedness,  the remainder may be sought from the debtor in the form of a deficiency  judgment in those states that do not prohibit or limit  deficiency judgments.  The  deficiency  judgment  is a  personal  judgment  against  the  debtor  for the  shortfall.
Occasionally,  after resale of a manufactured home and payment of all expenses and indebtedness,  there is a surplus of funds.  In that case, the UCC requires the party suing for the  deficiency  judgment to remit the surplus to the debtor.  Because the defaulting owner of a manufactured  home generally has very little capital or income  available  following  repossession,  a  deficiency  judgment  may not be sought in many cases or, if  obtained,  will be settled at a  significant  discount  in light of the  defaulting  owner's strained financial condition.

         Louisiana  Law.  Any  contract  secured  by a  manufactured  home  located in  Louisiana  will be governed by Louisiana  law rather than Article 9 of the UCC.  Louisiana  laws provide  similar  mechanisms for perfection and  enforcement of security  interests in  manufactured  housing used as collateral for an installment sale contract or installment loan agreement.

         Under Louisiana law, a manufactured  home that has been  permanently  affixed to real estate will nevertheless  remain subject to the motor vehicle  registration  laws unless the obligor and any holder of a security  interest in the property  execute and file in the real estate  records for the parish in which the property is located a document  converting  the unit into real property.  A manufactured  home that is converted  into  real  property  but is then  removed  from  its site can be  converted  back to  personal property  governed by the motor  vehicle  registration  laws if the  obligor  executes  and files  various documents in the  appropriate  real estate records and all mortgagees  under real estate  mortgages on the property and the land to which it was affixed file releases with the motor vehicle commission.

         So long as a manufactured  home remains  subject to the Louisiana  motor vehicle laws,  liens are recorded  on  the  certificate  of  title  by the  motor  vehicle  commissioner  and  repossession  can be accomplished by voluntary consent of the obligor,  executory process (repossession  proceedings which must be  initiated  through  the  courts  but which  involve  minimal  court  supervision)  or a civil suit for possession.  In  connection  with a voluntary  surrender,  the obligor  must be given a full  release from liability for all amounts due under the contract.  In executory  process  repossessions,  a sheriff's sale
(without  court  supervision)  is permitted,  unless the obligor  brings suit to enjoin the sale,  and the lender is prohibited  from seeking a deficiency  judgment  against the obligor unless the lender  obtained an  appraisal  of the  manufactured  home  prior  to the  sale  and the  property  was  sold  for at least two-thirds of its appraised value.

Rights of Redemption

         Single Family,  Multifamily and Commercial  Properties.  The purposes of a foreclosure  action in respect of a  mortgaged  property  is to enable the lender to  realize  upon its  security  and to bar the borrower,  and all  persons  who  have  interests  in the  property  that are  subordinate  to that of the foreclosing  lender,  from exercise of their "equity of redemption".  The doctrine of equity of redemption provides  that,  until the property  encumbered by a mortgage has been sold in accordance  with a properly conducted  foreclosure and foreclosure  sale,  those having  interests that are subordinate to that of the foreclosing  lender  have an equity of  redemption  and may redeem the  property by paying the entire debt with  interest.  Those  having an equity of  redemption  must  generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

         The equity of  redemption  is a common-law  (non-statutory)  right which should be  distinguished from post-sale statutory rights of redemption.  In some states,  after sale pursuant to a deed of trust or foreclosure  of a mortgage,  the borrower and foreclosed  junior  lienors are given a statutory  period in which to redeem the  property.  In some states,  statutory  redemption  may occur only upon payment of the foreclosure  sale price.  In other states,  redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory  right of  redemption is to diminish the ability of the lender to sell the  foreclosed  property  because the exercise of a right of  redemption  would defeat the title of any purchase  through a foreclosure.  Consequently,  the practical effect of the redemption right is to force the lender to maintain the property  and pay the  expenses of ownership  until the  redemption period has expired.  In some states,  a post-sale  statutory  right of  redemption  may exist  following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

         Manufactured  Homes.  While state laws do not usually require notice to be given to debtors prior to  repossession,  many states do require  delivery of a notice of default  and of the  debtor's  right to cure defaults  before  repossession.  The law in most states also requires that the debtor be given notice of sale  prior to the resale of the home so that the owner may redeem at or before  resale.  In  addition, the sale must comply with the requirements of the UCC.

Anti-Deficiency Legislation and Other Limitations on Lenders

         Single  Family,   Multifamily  and  Commercial   Loans.   Some  states  have  imposed   statutory
prohibitions  which limit the  remedies  of a  beneficiary  under a deed of trust or a  mortgagee  under a mortgage.  In some  states  (including  California),  statutes  limit  the  right  of the  beneficiary  or mortgagee to obtain a deficiency  judgment  against the borrower  following  non-judicial  foreclosure  by power of sale. A deficiency  judgment is a personal  judgment  against the former  borrower  equal in most cases to the  difference  between the net amount  realized  upon the public sale of the real  property and the  amount  due to the  lender.  In the case of a mortgage  loan  secured by a property  owned by a trust where the  mortgage  note is  executed on behalf of the trust,  a  deficiency  judgment  against the trust following  foreclosure or sale under a deed of trust,  even if obtainable  under applicable law, may be of little value to the mortgagee or  beneficiary  if there are no trust assets  against which the  deficiency judgment  may be  executed.  Some state  statutes  require the  beneficiary  or  mortgagee  to exhaust the security  afforded  under a deed of trust or  mortgage  by  foreclosure  in an attempt to satisfy the full debt before  bringing a personal action against the borrower.  In other states,  the lender has the option of bringing a personal  action  against the borrower on the debt without  first  exhausting  the security;
however in some of these states,  the lender,  following judgment on the personal action, may be deemed to have  elected a remedy and may be  precluded  from  exercising  remedies  with  respect  to the  security.
Consequently,  the practical effect of the election requirement,  in those states permitting the election, is that lenders will usually  proceed  against the security  first rather than bringing a personal  action against the  borrower.  Finally,  in some  states,  statutory  provisions  limit any  deficiency  judgment against the former borrower  following a foreclosure to the excess of the  outstanding  debt over the fair value of the  property at the time of the public  sale.  The purpose of these  statutes  is  generally  to prevent a  beneficiary  or  mortgagee  from  obtaining  a large  deficiency  judgment  against  the former borrower as a result of low or no bids at the judicial sale.

         Generally,  Article 9 of the UCC  governs  foreclosure  on  Cooperative  Shares  and the  related proprietary lease or occupancy  agreement.  Some courts have interpreted  Article 9 to prohibit or limit a deficiency award in some  circumstances,  including  circumstances where the disposition of the collateral
(which,  in the case of a  cooperative  mortgage  loan,  would be the  shares of the  Cooperative  and the related proprietary lease or occupancy agreement) was not conducted in a commercially reasonable manner.

         In addition to laws limiting or  prohibiting  deficiency  judgments,  numerous  other federal and state  statutory  provisions,  including the federal  bankruptcy  laws and state laws affording  relief to debtors,  may  interfere  with or affect  the  ability of the  secured  mortgage  lender to  realize  upon collateral or enforce a deficiency  judgment.  For example,  under the federal Bankruptcy Code,  virtually all actions  (including  foreclosure  actions and deficiency  judgment  proceedings) to collect a debt are automatically  stayed upon the filing of the  bankruptcy  petition  and,  often,  no interest or principal payments  are made  during the  course of the  bankruptcy  case.  The delay and the  consequences  thereof caused by the  automatic  stay can be  significant.  Also,  under the  Bankruptcy  Code,  the  filing of a petition  in a  bankruptcy  by or on behalf of a junior  lienor may stay the  senior  lender  from  taking action to foreclose out the junior lien.  Moreover,  with respect to federal  bankruptcy law, a court with federal  bankruptcy  jurisdiction  may  permit  a debtor  through  his or her  Chapter  11 or  Chapter  13 rehabilitative  plan to cure a monetary  default in respect of a mortgage loan on a debtor's  residence by paying  arrearage  within a reasonable  time period and  reinstating  the original  mortgage  loan payment schedule even though the lender  accelerated  the mortgage loan and final judgment of foreclosure had been entered in state court  (provided no sale of the residence  had yet  occurred)  prior to the filing of the debtor's  petition.  Some courts with federal  bankruptcy  jurisdiction have approved plans,  based on the particular  facts of the  reorganization  case,  that  effected  the curing of a mortgage  loan default by paying arrearage over a number of years.

         Courts with federal  bankruptcy  jurisdiction  have also  indicated  that the terms of a mortgage loan secured by property of the debtor may be  modified.  These  courts have  allowed  modifications  that include  reducing  the  amount of each  monthly  payment,  changing  the rate of  interest,  altering  the repayment  schedule,  forgiving all or a portion of the debt and reducing the lender's  security  interest to the value of the  residence,  thus leaving the lender a general  unsecured  creditor for the difference between the value of the  residence  and the  outstanding  balance of the loan.  Generally,  however,  the terms of a mortgage  loan  secured  only by a mortgage on real  property  that is the  debtor's  principal residence may not be modified  pursuant to a plan confirmed  pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period.

         In the case of  income-producing  multifamily  properties,  federal  bankruptcy law may also have the effect of  interfering  with or affecting the ability of the secured  lender to enforce the borrower's assignment of rents and leases  related to the  mortgaged  property.  Under Section 362 of the  Bankruptcy
Code,  the lender will be stayed from enforcing the  assignment,  and the legal  proceedings  necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents.

         Tax  liens  arising  under  the Code may have  priority  over the lien of a  mortgage  or deed of trust.  In addition,  substantive  requirements  are imposed upon mortgage  lenders in connection with the origination  and the servicing of mortgage loans by numerous  federal and some state  consumer  protection laws. These laws include the federal  Truth-in-Lending  Act, Real Estate Settlement  Procedures Act, Equal
Credit  Opportunity  Act, Fair Credit Billing Act, Fair Credit Reporting Act and related  statutes.  These federal laws impose  specific  statutory  liabilities  upon lenders who originate  mortgage  loans and who fail to comply with the provisions of the law. In some cases,  this liability may affect  assignees of the mortgage loans.

         Contracts.  In addition to the laws limiting or prohibiting deficiency judgments,  numerous other statutory  provisions,  including  federal  bankruptcy  laws and related state laws, may interfere with or affect the ability of a lender to realize  upon  collateral  and/or  enforce a  deficiency  judgment.  For example,  in a Chapter 13 proceeding  under the federal  bankruptcy law, a court may prevent a lender from repossessing  a home,  and,  as  part  of the  rehabilitation  plan,  reduce  the  amount  of the  secured indebtedness  to the market  value of the home at the time of  bankruptcy  (as  determined  by the court), leaving  the  party  providing  financing  as a  general  unsecured  creditor  for  the  remainder  of the indebtedness.  A bankruptcy  court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

Environmental Legislation

         Under CERCLA,  and under state law in some states,  a secured party which takes a deed-in-lieu of foreclosure,  purchases a mortgaged  property at a foreclosure sale, or operates a mortgaged  property may become  liable  for the  costs of  cleaning  up  hazardous  substances  regardless  of  whether  they have contaminated  the property.  CERCLA  imposes  strict,  as well as joint and several,  liability on several classes of potentially  responsible  parties,  including  current owners and operators of the property who did not cause or contribute to the  contamination.  Furthermore,  liability under CERCLA is not limited to the original or unamortized  principal  balance of a loan or to the value of the property securing a loan.
Lenders  may be held  liable  under  CERCLA as owners or  operators  unless  they  qualify for the secured creditor  exemption to CERCLA.  This exemption  exempts from the definition of owners and operators  those who,  without  participating  in the  management  of a facility,  hold indicia of  ownership  primarily to protect a security interest in the facility.

         The  Conservation  Act amended,  among other  things,  the  provisions  of CERCLA with respect to lender liability and the secured creditor  exemption.  The Conservation Act offers substantial  protection to lenders  by  defining  the  activities  in which a lender can engage and still have the  benefit of the secured creditor  exemption.  In order for lender to be deemed to have participated in the management of a mortgaged  property,  the lender must actually  participate in the operational  affairs of the property of the  borrower.  The  Conservation  Act  provides  that  "merely  having  the  capacity  to  influence,  or unexercised right to control"  operations does not constitute  participation in management.  A lender will lose the protection of the secured creditor  exemption only if it exercises  decision-making  control over the  borrower's  environmental  compliance and hazardous  substance  handling and disposal  practices,  or assumes day-to-day  management of all operational  functions of the mortgaged  property.  The Conservation
Act also provides that a lender will continue to have the benefit of the secured  creditor  exemption even if it forecloses on a mortgaged  property,  purchases it at a foreclosure  sale or accepts a  deed-in-lieu of foreclosure  provided that the lender seeks to sell the mortgaged property at the earliest  practicable commercially reasonable time on commercially reasonable terms.

         Other federal and state laws may impose  liability on a secured party which takes a  deed-in-lieu of foreclosure,  purchases a mortgaged  property at a foreclosure  sale, or operates a mortgaged  property
on  which  contaminants  other  than  CERCLA  hazardous  substances  are  present,   including  petroleum,
agricultural  chemicals,  hazardous wastes,  asbestos,  radon, and lead-based paint. The cleanup costs may be  substantial.  It is possible that the cleanup costs could become a liability of an issuing  entity and reduce the  amounts  otherwise  distributable  to the  holders of the related  series of  certificates  or notes.  Moreover,  federal statutes and states by statute may impose a lien for any cleanup costs incurred by the state on the  property  that is the  subject of the  cleanup  costs.  All  subsequent  liens on the property  generally  are  subordinated  to the lien and, in some  states,  even prior  recorded  liens are subordinated  to such lien.  In the latter  states,  the  security  interest  of the  trustee in a related parcel of real property that is subject to the lien could be adversely affected.

         Traditionally,  many  residential  mortgage  lenders  have not taken  steps to  evaluate  whether contaminants  are present with respect to any mortgaged  property prior to the origination of the mortgage loan or prior to foreclosure or accepting a deed-in-lieu  of foreclosure.  Accordingly,  the depositor has not made and will not make the  evaluations  prior to the  origination of the secured  contracts.  Neither the master  servicer nor any servicer  will be required by any  Agreement to undertake  these  evaluations prior to  foreclosure  or  accepting  a  deed-in-lieu  of  foreclosure.  The  depositor  does not make any representations  or  warranties  or  assume  any  liability  with  respect  to the  absence  or  effect of contaminants  on any  related  real  property or any  casualty  resulting  from the  presence or effect of contaminants.  However,  neither the master  servicer nor any  servicer  will be obligated to foreclose on related real property or accept a  deed-in-lieu  of  foreclosure  if it knows or reasonably  believes that there are material  contaminated  conditions  on the  property.  A failure so to foreclose  may reduce the amounts otherwise available to certificateholders of the related series.

Consumer Protection Laws

         In addition,  substantive  requirements  are imposed upon mortgage lenders in connection with the origination  and the servicing of mortgage loans by numerous  federal and some state  consumer  protection laws. These laws include TILA, as implemented by Regulation Z, Real Estate  Settlement  Procedures Act, as
implemented  by Regulation X, Equal Credit  Opportunity  Act, as  implemented by Regulation B, Fair Credit
Billing  Act,  Fair Credit  Reporting  Act and  related  statutes.  These  federal  laws  impose  specific statutory  liabilities  upon  lenders  who  originate  mortgage  loans  and who  fail to  comply  with the provisions  of the law. In some cases,  this  liability  may affect  assignees of the mortgage  loans.  In particular,  an  originator's  failure  to comply  with  certain  requirements  of the  federal  TILA,  as implemented  by  Regulation  Z, could  subject  both  originators  and  assignees of such  obligations  to monetary  penalties  and could  result in obligors'  rescinding  the  mortgage  loans  either  against the originators  or  assignees.  Further,  the failure of the  borrower  to use the correct  form of notice of right to cancel in connection  with  non-purchase  money  transactions  could subject the  originator  and assignees to extended borrower rescission rights.

Homeownership Act and Similar State Laws

         Some of the  mortgage  loans,  known  as High  Cost  Loans,  may be  subject  to  special  rules, disclosure  requirements  and other  provisions  that were added to the federal TILA by the  Homeownership
Act, if such issuing  entity assets were  originated  after October 1, 1995, are not loans made to finance the purchase of the mortgaged  property and have interest rates or origination  costs in excess of certain prescribed  levels. The Homeownership Act requires certain  additional  disclosures,  specifies the timing of those  disclosures and limits or prohibits the inclusion of certain  provisions in mortgages subject to the  Homeownership  Act.  Purchasers  or assignees of any High Cost Loan,  including  any issuing  entity, could be liable  under  federal law for all claims and subject to all  defenses  that the  borrower  could assert  against the  originator of the High Cost Loan under the federal TILA or any other law,  unless the purchaser  or assignee  did not know and could not with  reasonable  diligence  have  determined  that the mortgage loan was subject to the provisions of the Homeownership  Act. Remedies  available to the borrower include monetary  penalties,  as well as rescission  rights if the appropriate  disclosures were not given as required or if the  particular  mortgage  includes  provisions  prohibited by law. The maximum  damages that may be recovered  under these  provisions  from an assignee,  including  the issuing  entity,  is the remaining  amount of  indebtedness  plus the total  amount  paid by the  borrower in  connection  with the mortgage loan.

         In addition to the Homeownership  Act, a number of legislative  proposals have been introduced at the federal,  state and local level that are designed to  discourage  predatory  lending  practices.  Some states have enacted,  or may enact,  laws or  regulations  that prohibit  inclusion of some  provisions in mortgage loans that have interest rates or origination costs in excess of prescribed  levels,  and require that borrowers be given certain  disclosures  prior to the  consummation  of the mortgage  loans.  In some cases,  state  or  local  law  may  impose  requirements  and  restrictions  greater  than  those  in  the
Homeownership  Act. An  originators'  failure to comply with these laws could subject the trust (and other assignees of the mortgage  loans) to monetary  penalties and could result in the borrowers  rescinding the mortgage loans against either the issuing entity or subsequent holders of the mortgage loans.

         Lawsuits have been brought in various states making claims  against  assignees of High Cost Loans for  violations  of state law  allegedly  committed by the  originator.  Named  defendants  in these cases include numerous participants within the secondary mortgage market, including some securitization trusts.

         Under the  anti-predatory  lending  laws of some  states,  the borrower is required to meet a net tangible  benefits test in connection with the origination of the related  mortgage loan. This test may be highly  subjective  and open to  interpretation.  As a result,  a court may determine that a mortgage loan does not meet the  test  even if the  originator  reasonably  believed  that the test was  satisfied.  Any determination  by a court that the mortgage  loan does not meet the test will result in a violation of the state  anti-predatory  lending  law,  in which case the related  seller will be required to purchase  that mortgage loan from the trust.

Additional Consumer Protections Laws with Respect to Contracts

         Contracts  often contain  provisions  obligating  the obligor to pay late charges if payments are not timely  made.  Federal and state law may  specifically  limit the amount of late  charges  that may be collected.  Under the related pooling and servicing  agreement or servicing  agreement,  late charges will be retained by the master  servicer or servicer as additional  servicing  compensation,  and any inability to collect these amounts will not affect payments to Securityholders.

         Courts have imposed general  equitable  principles  upon  repossession  and litigation  involving deficiency  balances.  These  equitable  principles are generally  designed to relieve a consumer from the legal consequences of a default.

         In several  cases,  consumers have asserted that the remedies  provided to secured  parties under the UCC and related  laws violate the due process  protections  provided  under the 14th  Amendment to the
Constitution  of the United  States.  For the most part,  courts have upheld the notice  provisions of the
UCC and related laws as  reasonable  or have found that the  repossession  and resale by the creditor does not involve sufficient state action to afford constitutional protection to consumers.

         The FTC Rule has the  effect  of  subjecting  a seller  (and  some  related  creditors  and their assignees) in a consumer  credit  transaction  and any assignee of the creditor to all claims and defenses which the debtor in the  transaction  could assert  against the seller of the goods.  Liability  under the
FTC Rule is limited to the amounts  paid by a debtor on the  Contract,  and the holder of the Contract may also be unable to  collect  amounts  still due under the  Contract.  Most of the  Contracts  in an issuing entity will be subject to the  requirements of the FTC Rule.  Accordingly,  the issuing entity,  as holder of the  Contracts,  will  be  subject  to any  claims  or  defenses  that  the  purchaser  of the  related
Manufactured Home may assert against the seller of the Manufactured  Home,  subject to a maximum liability equal to the amounts paid by the obligor on the  Contract.  If an obligor is  successful  in asserting the claim or defense,  and if the Seller had or should have had knowledge of the claim or defense,  the master servicer  will have the right to require the Seller to  repurchase  the Contract  because of breach of its
Seller's  representation  and warranty  that no claims or defenses  exist that would affect the  obligor's obligation  to make the  required  payments  under the  Contract.  The Seller would then have the right to require  the  originating  dealer to  repurchase  the  Contract  from it and might  also have the right to recover  from the dealer any losses  suffered  by the Seller with  respect to which the dealer  would have been primarily liable to the obligor.

Enforceability of Certain Provisions

         Transfer of Mortgaged  Properties.  Unless the related prospectus supplement indicates otherwise, the mortgage loans generally contain  due-on-sale  clauses.  These clauses permit the lender to accelerate the  maturity of the loan if the  borrower  sells,  transfers  or conveys the  property  without the prior consent of the  lender.  The  enforceability  of these  clauses  has been the  subject of  legislation  or litigation in many states,  and in some cases the  enforceability  of these clauses was limited or denied.
However,  Garn-St  Germain Act preempts  state  constitutional,  statutory and case law that prohibits the enforcement of due-on-sale  clauses and permits  lenders to enforce these clauses in accordance with their terms,  subject  to  limited  exceptions.  The  Garn-St  Germain  Act does  "encourage"  lenders to permit assumption  of loans at the  original  rate of interest or at some other rate less than the average of the original rate and the market rate.

         The  Garn-St  Germain  Act also sets forth nine  specific  instances  in which a mortgage  lender covered by the Garn-St Germain Act may not exercise a due-on-sale  clause,  notwithstanding  the fact that a transfer of the property may have  occurred.  These include,  amongst  others,  intra-family  transfers, some  transfers  by  operation  of law,  leases of fewer than  three  years and the  creation  of a junior encumbrance.  Regulations  promulgated  under the Garn-St  Germain Act also  prohibit the  imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

         The inability to enforce a  due-on-sale  clause may result in a mortgage loan bearing an interest rate below the current  market rate being assumed by the buyer rather than being paid off,  which may have an impact  upon the  average  life of the  mortgage  loans and the number of  mortgage  loans which may be outstanding until maturity.

         Transfer of Manufactured Homes.  Generally,  Contracts contain provisions prohibiting the sale or transfer  of the  related  Manufactured  Home  without  the  consent of the  obligee on the  Contract  and permitting  the  acceleration  of the maturity of the Contracts by the obligee on the Contract upon a sale or  transfer  that is not  consented  to. The master  servicer  will,  or will cause the  servicer  of the
Contract,  to the extent it has knowledge of the conveyance or proposed  conveyance,  to exercise or cause to be exercised its rights to accelerate  the maturity of the related  Contracts  through  enforcement  of due-on-sale  clauses,  subject to  applicable  state law. In some  cases,  the  transfer  may be made by a delinquent obligor in order to avoid a repossession proceeding with respect to a Manufactured Home.

         In the case of a transfer of a Manufactured  Home as to which the master  servicer or servicer of the  Contract  desires to  accelerate  the  maturity of the related  Contract,  the master  servicer's  or servicer's ability to do so will depend on the enforceability  under state law of the due-on-sale  clause.
The Garn-St Germain Act preempts,  subject to certain  exceptions and conditions,  state laws  prohibiting enforcement of due-on-sale clauses applicable to the Manufactured Homes.  Consequently,  in some cases the master  servicer  or servicer  may be  prohibited  from  enforcing  a  due-on-sale  clause in respect of a
Manufactured Home.

         Late Payment Charges and Prepayment  Restrictions.  Notes and mortgages,  as well as manufactured housing  conditional  sales  contracts  and  installment  loan  agreements,  may contain  provisions  that obligate the  borrower to pay a late charge or  additional  interest if payments are not timely made,  and in some circumstances,  may prohibit prepayments for a specified period and/or condition  prepayments upon the borrower's  payment of prepayment fees or yield maintenance  penalties.  In some states,  there are or may be  specific  limitations  upon the late  charges  which a lender  may  collect  from a  borrower  for delinquent  payments or the amounts that a lender may collect from a borrower as an  additional  charge if the loan is prepaid even when the loans  expressly  provide for the collection of those charges.  Although the Parity Act permits the  collection of prepayment  charges and late fees in connection  with some types of eligible  loans  preempting  any contrary  state law  prohibitions,  some states may not  recognize the preemptive  authority of the Parity Act or have formally  opted out of the Parity Act. As a result,  it is possible  that  prepayment  charges and late fees may not be collected  even on loans that provide for the payment of those charges  unless  otherwise  specified in the related  prospectus  supplement.  The master servicer or another entity  identified in the accompanying  prospectus  supplement will be entitled to all prepayment  charges  and late  payment  charges  received  on the  loans  and  those  amounts  will not be available for payment on the bonds.  The Office of Thrift  Supervision  (OTS), the agency that administers the Parity Act for  unregulated  housing  creditors,  withdrew its favorable  Parity Act  regulations  and
Chief Counsel Opinions that previously  authorized  lenders to charge prepayment  charges and late fees in certain  circumstances  notwithstanding  contrary state law, effective with respect to loans originated on or after July 1, 2003.  However,  the OTS's ruling does not  retroactively  affect loans originated before
July 1, 2003.

Subordinate Financing

         When the  mortgagor  encumbers  mortgaged  property  with one or more  junior  liens,  the senior lender is subjected to additional risk.  First,  the mortgagor may have difficulty  servicing and repaying multiple loans. In addition,  if the junior loan permits  recourse to the mortgagor (as junior loans often
do) and the senior  loan does not, a  mortgagor  may be more  likely to repay sums due on the junior  loan than those on the senior loan.  Second,  acts of the senior  lender that  prejudice  the junior  lender or impair the junior  lender's  security  may create a  superior  equity in favor of the junior  lender.  For example,  if the mortgagor  and the senior  lender agree to an increase in the principal  amount of or the interest  rate  payable  on the senior  loan,  the senior  lender may lose its  priority  to the extent an existing  junior  lender is harmed or the  mortgagor is  additionally  burdened.  Third,  if the mortgagor defaults on the senior loan and/or any junior loan or loans,  the  existence  of junior  loans and actions taken by junior  lenders can impair the security  available to the senior lender and can interfere with or delay the taking of action by the senior lender.  Moreover,  the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Installment Contracts

         The issuing entity assets may also consist of installment  sales contracts.  Under an installment contract  the seller  (referred to in this section as the  "lender")  retains  legal title to the property and enters into an agreement with the purchaser  (referred to in this section as the  "borrower")  for the payment of the purchase price, plus interest,  over the term of the contract.  Only after full performance by the  borrower of the  installment  contract is the lender  obligated to convey title to the property to the  purchaser.  As with  mortgage  or  deed of  trust  financing,  during  the  effective  period  of the installment  contract,  the borrower is generally  responsible  for the  maintaining  the property in good condition and for paying real estate taxes,  assessments  and hazard  insurance  premiums  associated with the property.

         The method of  enforcing  the  rights of the lender  under an  installment  contract  varies on a state-by-  state basis  depending  upon the extent to which state courts are willing,  or able pursuant to state  statute,  to  enforce  the  contract  strictly  according  to its terms.  The terms of  installment contracts  generally  provide that upon a default by the borrower,  the borrower loses his or her right to occupy the property,  the entire  indebtedness  is accelerated and the buyer's  equitable  interest in the property is  forfeited.  The lender in this  situation  is not  required to  foreclose  in order to obtain title to the  property,  although in some cases a quiet title action is in order if the borrower has filed the  installment  contract  in local land  records and an  ejectment  action may be  necessary  to recover possession.  In a few  states,  particularly  in cases of  borrower  default  during the early years of an installment  contract,  the courts  will  permit  ejectment  of the buyer and a  forfeiture  of his or her interest  in the  property.  However,  most  state  legislatures  have  enacted  provisions  by analogy to mortgage law protecting  borrowers under installment  contracts from the harsh consequences of forfeiture.
Under these statutes,  a judicial or nonjudicial  foreclosure may be required,  the lender may be required to give notice of default and the borrower may be granted some grace period  during which the  installment contract  may be  reinstated  upon full  payment  of the  defaulted  amount  and the  borrower  may have a post-foreclosure  statutory  redemption  right.  In other  states,  courts in equity may permit a borrower with significant  investment in the property under an installment  contract for the sale of real estate to share in the proceeds of sale of the property  after the  indebtedness  is repaid or may otherwise  refuse to enforce the forfeiture  clause.  Nevertheless,  the lender's  procedures  for obtaining  possession and clear title under an  installment  contract  in a given  state are  simpler  and less time  consuming  and costly than are the procedures for foreclosing  and obtaining clear title to a property  subject to one or more liens.

Applicability of Usury Laws

         Title V  provides  that state  usury  limitations  shall not apply to some  types of  residential first mortgage  loans  originated by some lenders after March 31,1980.  A similar  federal  statute was in effect with  respect to mortgage  loans made during the first three  months of 1980.  The Office of Thrift
Supervision  is  authorized  to issue  rules and  regulations  and to  publish  interpretations  governing implementation  of Title V.  The  statute  authorized  any  state to  reimpose  interest  rate  limits  by adopting,  before April 1, 1983, a law or constitutional  provision which expressly rejects application of the federal law. In addition,  even where Title V is not so rejected,  any state is  authorized by the law to adopt a provision  limiting  discount  points or other  charges on mortgage  loans  covered by Title V.
Some  states have taken  action to reimpose  interest  rate  limits or to limit  discount  points or other charges.

         Title V also provides that,  subject to the following  conditions,  state usury limitations shall not apply to any loan that is secured by a first lien on some  kinds of  Manufactured  Housing.  Contracts would  be  covered  if they  satisfy  conditions  including,  among  other  things,  terms  governing  any prepayments,  late charges and deferral fees and  requiring a 30-day  notice  period prior to  instituting any  action  leading  to  repossession  of or  foreclosure  with  respect  to the  related  unit.  Title V authorized  any state to reimpose  limitations on interest  rates and finance  charges by adopting  before
April 1,1983 a law or  constitutional  provision which expressly  rejects  application of the federal law.
Fifteen  states  adopted this type of law prior to the April  1,1983  deadline.  In  addition,  even where
Title V was not so rejected,  any state is  authorized by the law to adopt a provision  limiting  discount points or other  charges  on loans  covered by Title V. In any state in which  application  of Title V was expressly  rejected  or a  provision  limiting  discount  points or other  charges  has been  adopted,  no
Contract which imposes  finance  charges or provides for discount points or charges in excess of permitted levels has been included in the issuing entity.

         Usury  limits  apply to junior  mortgage  loans in many states.  Any  applicable  usury limits in effect at origination  will be reflected in the maximum  mortgage rates for ARM Loans, as set forth in the related prospectus supplement.

         As  indicated  above under "The  Mortgage  Pools—Representations  by  Sellers,"  each Seller of a mortgage  loan will have  represented  that the  mortgage  loan was  originated  in  compliance  with then applicable  state laws,  including usury laws, in all material  respects.  However,  the mortgage rates on the mortgage loans will be subject to applicable usury laws as in effect from time to time.

Alternative Mortgage Instruments

         Alternative  mortgage  instruments,  including adjustable rate mortgage loans and early ownership mortgage  loans,  originated by  non-federally  chartered  lenders  historically  have been subjected to a variety of  restrictions.  The  restrictions  differed from state to state,  resulting in  difficulties in determining whether a particular  alternative mortgage instrument  originated by a state-chartered  lender was in compliance with applicable law. These  difficulties  were alleviated  substantially  as a result of the enactment of Title VIII.  Title VIII  provides  that,  notwithstanding  any state law to the contrary,
(1) state-chartered  banks may originate  alternative  mortgage instruments in accordance with regulations promulgated  by the  Comptroller  of the Currency  with respect to  origination  of  alternative  mortgage instruments  by national  banks,  (2)  state-chartered  credit unions may originate  alternative  mortgage instruments in accordance with regulations  promulgated by the National Credit Union  Administration  with respect to  origination of alternative  mortgage  instruments by federal credit unions,  and (3) all other non-federally  chartered  housing  creditors,  including  state-chartered  savings and loan  associations, state-chartered  savings banks and mutual  savings  banks and mortgage  banking  companies,  may originate alternative mortgage  instruments in accordance with the regulations  promulgated by the Federal Home Loan
Bank Board,  predecessor to the Office of Thrift  Supervision,  with respect to origination of alternative mortgage  instruments  by federal  savings and loan  associations.  Title VIII provides that any state may reject  applicability  of the  provisions  of Title VIII by adopting,  prior to October 15, 1985, a law or constitutional  provision expressly rejecting the applicability of the provisions.  Some states have taken this action.

Formaldehyde Litigation with Respect to Contracts

         A number of lawsuits are pending in the United States  alleging  personal injury from exposure to the  chemical  formaldehyde,  which  is  present  in many  building  materials,  including  components  of manufactured  housing  such as plywood  flooring  and wall  paneling.  Some of these  lawsuits are pending against  manufacturers of manufactured  housing,  suppliers of component parts, and related persons in the distribution  process.  The depositor is aware of a limited number of cases in which  plaintiffs  have won judgments in these lawsuits.

         Under the FTC Rule,  which is described above under  "Consumer  Protection  Laws",  the holder of any  Contract  secured  by a  Manufactured  Home  with  respect  to which a  formaldehyde  claim  has been successfully  asserted  may be liable to the  obligor  for the amount  paid by the  obligor on the related
Contract and may be unable to collect  amounts  still due under the  Contract.  In the event an obligor is successful in asserting  this claim,  the related  securityholders  could suffer a loss if (1) the related
Seller  fails or cannot be required to  repurchase  the affected  Contract for a breach of  representation and warranty and (2) the master  servicer,  servicer of the Contract or the trustee were  unsuccessful  in asserting  any  claim of  contribution  or  subornation  on  behalf  of the  securityholders  against  the manufacturer  or other  persons  who were  directly  liable  to the  plaintiff  for the  damages.  Typical products  liability  insurance  policies held by  manufacturers  and component  suppliers of  manufactured homes may not cover liabilities  arising from formaldehyde in manufactured  housing,  with the result that recoveries from these  manufacturers,  suppliers or other persons may be limited to their corporate assets without the benefit of insurance.

The Servicemembers Civil Relief Act

         Under  the  terms  of the  Relief  Act,  a  mortgagor  who  enters  military  service  after  the origination  of the  mortgagor's  mortgage loan  (including a mortgagor  who was in reserve  status and is called to active duty after  origination of the mortgage  loan),  may not be charged  interest  (including fees and  charges)  above an annual rate of 6% during the period of the  mortgagor's  active duty  status, unless a court orders otherwise upon  application of the lender.  The Relief Act applies to mortgagors who are members of the Army, Navy, Air Force,  Marines,  National Guard,  Reserves,  Coast Guard, and officers of the U.S.  Public Health Service  assigned to duty with the military.  Because the Relief Act applies to mortgagors  who enter  military  service,  including  reservists  who are  called to  active  duty,  after origination of the related  mortgage  loan, no information  can be provided as to the number of loans that may be affected by the Relief Act.  With  respect to any  mortgage  loan subject to the Relief Act with an interest rate in excess of 6% per annum,  application  of the Relief Act would  adversely  affect,  for an indeterminate  period of time,  the ability of the master  servicer or servicer to collect full amounts of interest on that mortgage loan. Any shortfall in interest  collections  resulting from the  application of the Relief Act or similar  legislation or  regulations,  which would not be  recoverable  from the related mortgage  loans,  would result in a reduction of the amounts  distributable  to the holders of the related securities,  and would not be covered by advances by the master servicer,  any servicer or other entity or by any form of credit  enhancement  provided in connection  with the related series of securities,  unless described  in the  prospectus  supplement.  In  addition,  the Relief Act imposes  limitations  that would impair the ability of the master  servicer or servicer to foreclose on an affected  single  family loan or enforce  rights under a Contract  during the  mortgagor's  period of active duty status,  and,  under some circumstances,  during an  additional  three month period  thereafter.  Thus, in the event that the Relief
Act or similar  legislation  or  regulations  applies to any mortgage loan which goes into default,  there may be delays  in  payment  and  losses on the  related  securities  in  connection  therewith.  Any other interest  shortfalls,  deferrals or forgiveness  of payments on the mortgage loans  resulting from similar legislation or regulations  may result in delays in payments or losses to  securityholders  of the related series.

         Certain  states have  enacted or may enact their own versions of the Relief Act which may provide for more enhanced  consumer  protection  provisions than those set forth in the Relief Act. The Relief Act may not preempt those state laws.

Forfeitures in Drug and RICO Proceedings

         Federal law  provides  that  property  owned by persons  convicted of  drug-related  crimes or of criminal  violations  of RICO can be seized by the  government  if the  property was used in, or purchased with the proceeds of, these crimes.  Under  procedures  contained in the Crime Control Act, the government may seize the property  even before  conviction.  The  government  must publish  notice of the  forfeiture proceeding  and may give  notice to all  parties  "known to have an  alleged  interest  in the  property", including the holders of mortgage loans.

         A lender may avoid  forfeiture of its interest in the property if it  establishes  that:  (1) its mortgage was executed and recorded  before  commission of the crime upon which the forfeiture is based, or
(2) the lender was, at the time of execution of the mortgage,  "reasonably  without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

Junior Mortgages

         Some of the  mortgage  loans may be secured by  mortgages  or deeds of trust  which are junior to senior  mortgages  or  deeds  of trust  which  are not  part of the  issuing  entity.  The  rights  of the securityholders,  as mortgagee  under a junior  mortgage,  are subordinate to those of the mortgagee under the senior  mortgage,  including the prior rights of the senior  mortgagee to receive hazard insurance and condemnation  proceeds  and to cause the property  securing  the mortgage  loan to be sold upon default of the mortgagor,  which may extinguish the junior  mortgagee's lien unless the junior mortgagee  asserts its subordinate  interest in the property in foreclosure  litigation and, in some cases, either reinitiates or satisfies the defaulted  senior loan or loans. A junior  mortgagee may satisfy a defaulted  senior loan in full or, in some states,  may cure the default and bring the senior loan current  thereby  reinstating the senior loan,  in either event usually  adding the amounts  expended to the balance due on the junior loan.
In most states,  absent a provision in the mortgage or deed of trust,  no notice of default is required to be given to a junior  mortgagee.  Where  applicable  law or the terms of the  senior  mortgage  or deed of trust do not require  notice of default to the junior  mortgagee,  the lack of this notice may prevent the junior mortgagee from exercising any right to reinstate the loan which applicable law may provide.

         The standard  form of the mortgage or deed of trust used by most  institutional  lenders  confers on the mortgagee the right both to receive all proceeds  collected under any hazard  insurance  policy and all awards made in connection with condemnation  proceedings,  and to apply the proceeds and awards to any indebtedness  secured by the mortgage or deed of trust,  in the order the mortgagee may  determine.  Thus, in the event  improvements on the property are damaged or destroyed by fire or other  casualty,  or in the event the  property is taken by  condemnation,  the  mortgagee  or  beneficiary  under  underlying  senior mortgages  will have the prior right to collect any insurance  proceeds  payable under a hazard  insurance policy  and any  award of  damages  in  connection  with  the  condemnation  and to apply  the same to the indebtedness  secured  by the  senior  mortgages.  Proceeds  in  excess of the  amount of senior  mortgage indebtedness,  in most  cases,  may be applied to the  indebtedness  of junior  mortgages  in the order of their priority.

         Another  provision  sometimes  found  in the  form  of the  mortgage  or deed  of  trust  used by institutional  lenders obligates the mortgagor to pay before  delinquency all taxes and assessments on the property  and,  when due,  all  encumbrances,  charges  and liens on the  property  which are prior to the mortgage or deed of trust,  to provide and  maintain  fire  insurance  on the  property,  to maintain  and repair  the  property  and not to commit or permit  any waste  thereof,  and to appear in and  defend  any action  or  proceeding  purporting  to affect  the  property  or the  rights  of the  mortgagee  under the mortgage.  Upon a  failure  of the  mortgagor  to  perform  any of these  obligations,  the  mortgagee  or beneficiary is given the right under some  mortgages or deeds of trust to perform the  obligation  itself, at its  election,  with the  mortgagor  agreeing to reimburse  the  mortgagee for any sums expended by the mortgagee  on behalf of the  mortgagor.  All sums so  expended  by a senior  mortgagee  become part of the indebtedness secured by the senior mortgage.

Negative Amortization Loans

         A notable case  decided by the United  States Court of Appeals,  First  Circuit,  held that state restrictions  on the  compounding  of interest are not  preempted by the  provisions of the DIDMC and as a result,  a mortgage  loan that provided for negative  amortization  violated New  Hampshire's  requirement that first mortgage  loans provide for  computation of interest on a simple  interest  basis.  The holding was limited to the effect of DIDMC on state laws  regarding the  compounding of interest and the court did not address the  applicability  of the Parity Act, which authorizes  lender to make  residential  mortgage loans that provide for negative  amortization.  The First Circuit's  decision is binding authority only on
Federal District Courts in Maine, New Hampshire, Massachusetts, Rhode Island and Puerto Rico.

                                     FEDERAL INCOME TAX CONSEQUENCES

General

         The following  discussion  is the opinion of Thacher  Proffitt & Wood llp,  Orrick,  Herrington &
Sutcliffe  LLP and  Greenberg  Traurig,  LLP counsel to the  depositor,  with  respect to the  anticipated material  federal  income  tax  consequences  of  the  purchase,  ownership  and  disposition  of  offered securities  offered under this prospectus and the prospectus  supplement  insofar as it relates to matters of law or legal  conclusions with respect thereto.  This discussion is directed solely to  securityholders that hold the  securities  as capital  assets  within the meaning of Section 1221 of the Code and does not purport  to  discuss  all  federal  income  tax  consequences  that may be  applicable  to the  individual circumstances of particular  categories of investors,  some of which (such as banks,  insurance  companies and foreign  investors) may be subject  special  treatment  under the Code.  Further,  the  authorities on which this  discussion,  and the opinion  referred to below,  are based are subject to change or differing interpretations,  which could apply retroactively.  Prospective investors should note that no rulings have been or will be sought from the IRS with respect to any of the federal income tax  consequences  discussed below,  and no  assurance  can be given  that the IRS will not  take  contrary  positions.  Taxpayers  and preparers of tax returns  (including  those filed by any REMIC or other issuer) should be aware that under applicable  Treasury  regulations  a provider of advice on  specific  issues of law is not  considered  an income tax return  preparer  unless the advice (1) is given with  respect to events that have  occurred at the time the  advice is  rendered  and is not given  with  respect  to the  consequences  of  contemplated actions,  and (2) is directly  relevant  to the  determination  of an entry on a tax return.  Accordingly, taxpayers  are  encouraged  to consult  their own tax  advisors  and tax return  preparers  regarding  the preparation of any item on a tax return,  even where the  anticipated  tax treatment has been discussed in this  prospectus.  In  addition to the  federal  income tax  consequences  described  in this  prospectus, potential  investors  are  encouraged  to consider  the state and local tax  consequences,  if any, of the purchase,  ownership and disposition of the  securities.  See "State and Other Tax  Consequences"  in this prospectus.

         The following discussion addresses securities of four general types:

         1.       REMIC  Certificates  representing  interests in an issuing entity, or a portion thereof, that the REMIC  Administrator  will elect to have  treated as one or more REMICs  under the REMIC
         Provisions of the Code,

         2.       notes  representing  indebtedness  of an  issuing  entity as to which no REMIC  election will be made,

         3.       Grantor Trust  Certificates  representing  interests in a Grantor Trust Fund as to which no REMIC election will be made, and

         4.       securities  representing an ownership  interest in some or all of the assets included in the exchangeable security trust fund for an ES Class.

The  prospectus  supplement  for each series of  certificates  will indicate  whether a REMIC election (or elections)  will be made for the  related  issuing  entity  and,  if this  election  is to be  made,  will identify  all  "regular  interests"  and  "residual  interests"  in the REMIC.  For  purposes  of this tax discussion,  references to a  "securityholder,"  "certificateholder"  or a "holder" are to the  beneficial owner of a security or certificate, as the case may be.

         The  prospectus  supplement  for each series of securities  will indicate  which of the foregoing treatments  will apply to that series.  In addition,  if a  Partnership  Structure is being used,  the tax treatment of such structure will be described in the related prospectus supplement.

         The  following  discussion  is based in part  upon the OID  Regulations  and in part  upon  REMIC
Regulations.  The OID  Regulations do not adequately  address  issues  relevant to securities  such as the offered  securities.  In some  instances,  the OID  Regulations  provide that they are not  applicable  to securities such as the offered securities.

REMICS

         Classification  of REMICS.  On or prior to the date of the  related  prospectus  supplement  with respect to the  proposed  issuance of each series of REMIC  Certificates,  any of Thacher  Proffitt & Wood
llp,  Orrick,  Herrington  & Sutcliffe  LLP or  Greenberg  Traurig  LLP, as counsel to the  depositor,  or another law firm identified in the related  prospectus  supplement,  will deliver its opinion generally to the effect that, assuming  compliance with all provisions of the related pooling and servicing  agreement, for federal income tax purposes,  the related  issuing entity (or each  applicable  portion  thereof) will qualify  as a REMIC  and the REMIC  Certificates  offered  with  respect  thereto  will be  considered  to evidence ownership of REMIC Regular  Certificates or REMIC Residual  Certificates in that REMIC within the meaning of the REMIC Provisions.

         If an entity  electing  to be treated as a REMIC  fails to comply with one or more of the ongoing requirements  of the Code for status as a REMIC  during  any  taxable  year,  the Code  provides  that the entity  will not be  treated as a REMIC for that year and  thereafter.  In that  event,  the entity may be taxable as a  corporation  under  Treasury  regulations,  and the related  REMIC  Certificates  may not be accorded  the  status or given  the tax  treatment  described  below.  Although  the Code  authorizes  the
Treasury  Department to issue regulations  providing relief in the event of an inadvertent  termination of
REMIC status,  no such  regulations  have been issued.  Any such relief,  moreover,  may be accompanied by sanctions,  such as the  imposition of a corporate  tax on all or a portion of the REMIC's  income for the period in which the  requirements  for status as a REMIC are not  satisfied.  The  pooling  and  servicing agreement  with respect to each REMIC will  include  provisions  designed to maintain the related  issuing entity's  status as a REMIC  under the REMIC  Provisions.  It is not  anticipated  that the  status of any issuing entity as a REMIC will be inadvertently terminated.

         Characterization  of Investments in REMIC Certificates.  In general,  the REMIC Certificates will be "real estate assets"  within the meaning of Section  856(c)(4)(A)  of the Code and assets  described in
Section  7701(a)(19)(C)  of the Code in the same  proportion  that the assets of the REMIC  underlying the certificates would be so treated.  Moreover,  if 95% or more of the assets of the REMIC qualify for any of the foregoing  treatments at all times during a calendar  year,  the REMIC  Certificates  will qualify for the  corresponding  status in their entirety for that calendar year.  Interest  (including  original issue discount)  on the  REMIC  Regular  Certificates  and  income  allocated  to the  class of  REMIC  Residual
Certificates  will be  interest  described  in Section  856(c)(3)(B)  of the Code to the  extent  that the certificates  are treated as "real estate assets" within the meaning of Section  856(c)(4)(A) of the Code.
In addition,  the REMIC Regular  Certificates will be "qualified  mortgages" within the meaning of Section
860G(a)(3)  of the Code if  transferred  to another  REMIC on its startup  day in exchange  for regular or residual interests  therein.  The determination as to the percentage of the REMIC's assets that constitute assets  described  in the  foregoing  sections  of the Code will be made  with  respect  to each  calendar quarter  based on the average  adjusted  basis of each category of the assets held by the REMIC during the calendar quarter.  The REMIC Administrator will report those determinations to  certificateholders  in the manner and at the times required by applicable Treasury regulations.

         The assets of the REMIC will include,  in addition to mortgage loans,  payments on mortgage loans held  pending  distribution  on the REMIC  Certificates  and any  property  acquired by  foreclosure  held pending sale, and may include  amounts in reserve  accounts.  It is unclear whether  property  acquired by foreclosure  held  pending  sale and amounts in reserve  accounts  would be  considered  to be part of the mortgage  loans,  or whether the assets (to the extent not invested in assets  described in the  foregoing sections)  otherwise  would  receive the same  treatment as the mortgage  loans for purposes of all of the
Code sections mentioned in the immediately  preceding paragraph.  In addition,  in some instances mortgage loans may not be treated  entirely as assets  described in the foregoing  sections of the Code. If so, the related  prospectus  supplement  will  describe the mortgage  loans that may not be so treated.  The REMIC
Regulations  do  provide,  however,  that cash  received  from  payments on  mortgage  loans held  pending distribution  is considered  part of the mortgage loans for purposes of Section  856(c)(4)(A) of the Code.
Furthermore,  foreclosure  property will qualify as "real estate assets" under Section 856(c)(4)(A) of the
Code.

         Tiered REMIC Structures.  For some series of REMIC  Certificates,  two or more separate elections may be made to treat  designated  portions of the related  issuing entity as REMICs for federal income tax purposes.  As to each such  series of REMIC  Certificates,  in the  opinion of  counsel to the  depositor, assuming  compliance  with all  provisions  of the related  pooling and servicing  agreement,  each of the
REMICs in that issuing  entity will qualify as a REMIC and the REMIC  Certificates  issued by these REMICs will be considered to evidence ownership of REMIC Regular  Certificates or REMIC Residual  Certificates in
the related REMIC within the meaning of the REMIC Provisions.

         Solely for purposes of determining  whether the REMIC  Certificates  will be "real estate assets"
within  the  meaning of Section  856(c)(4)(A)  of the Code,  and  "loans  secured by an  interest  in real property"  under  Section  7701(a)(19)(C)  of the Code,  and  whether  the income on the  certificates  is interest  described in Section  856(c)(3)(B) of the Code, all of the REMICs in that issuing entity will be treated as one REMIC.

         Taxation of Owners of REMIC Regular Certificates.

         General.  Except as otherwise  stated in this  discussion,  REMIC  Regular  Certificates  will be treated  for federal  income tax  purposes as debt  instruments  issued by the REMIC and not as  ownership interests in the REMIC or its assets.  Moreover,  holders of REMIC  Regular  Certificates  that  otherwise report  income under a cash method of  accounting  will be required to report income with respect to REMIC
Regular Certificates under an accrual method.

         Original  Issue  Discount.  A REMIC  Regular  Certificate  may be  issued  with  "original  issue discount"  within the meaning of Section  1273(a) of the Code.  Any holder of a REMIC Regular  Certificate issued with original  issue  discount  generally  will be required to include  original  issue discount in income as it accrues,  in accordance with the "constant  yield" method  described below, in advance of the receipt of the cash  attributable  to that income.  In addition,  Section  1272(a)(6) of the Code provides special  rules  applicable  to REMIC  Regular  Certificates  and some other debt  instruments  issued with original issue discount. Regulations have not been issued under that section.

         The Code  requires  that a  reasonable  prepayment  assumption  be used with  respect to mortgage loans held by a REMIC in computing the accrual of original  issue  discount on REMIC Regular  Certificates issued by that REMIC,  and that  adjustments be made in the amount and rate of accrual of that discount to reflect  differences  between the actual  prepayment  rate and the prepayment  assumption.  The prepayment assumption is to be  determined in a manner  prescribed  in Treasury  regulations;  as noted above,  those regulations  have not been issued.  The Committee  Report indicates that the regulations will provide that the prepayment  assumption used with respect to a REMIC Regular  Certificate must be the same as that used in pricing the initial  offering of the REMIC  Regular  Certificate.  The  Prepayment  Assumption  used in reporting  original issue discount for each series of REMIC Regular  Certificates  will be consistent with this  standard  and  will  be  disclosed  in the  related  prospectus  supplement.  However,  none  of the depositor,  the master servicer or the trustee will make any  representation  that the mortgage loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

         The original issue  discount,  if any, on a REMIC Regular  Certificate  will be the excess of its stated  redemption  price at maturity over its issue price. The issue price of a particular class of REMIC
Regular  Certificates  will be the  first  cash  price  at which a  substantial  amount  of REMIC  Regular
Certificates of that class is sold (excluding  sales to bond houses,  brokers and  underwriters).  If less than a  substantial  amount of a particular  class of REMIC  Regular  Certificates  is sold for cash on or prior to the Closing  Date,  the issue price for that class will be the fair market value of that class on the Closing Date. Under the OID Regulations,  the stated  redemption price of a REMIC Regular  Certificate is  equal to the  total  of all  payments  to be made on the  certificate  other  than  "qualified  stated
interest."  "Qualified  stated  interest" is interest that is  unconditionally  payable at least  annually
(during the entire term of the  instrument) at a single fixed rate, or at a "qualified  floating rate," an
"objective  rate," a combination of a single fixed rate and one or more "qualified  floating rates" or one
"qualified  inverse  floating rate," or a combination of "qualified  floating rates" that does not operate in a manner that accelerates or defers interest payments on the REMIC Regular Certificate.

         In the case of REMIC Regular  Certificates  bearing adjustable  interest rates, the determination of the total  amount  of  original  issue  discount  and the  timing of the  inclusion  thereof  will vary according to the characteristics of the REMIC Regular  Certificates.  If the original issue discount rules apply to the  certificates in a particular  series,  the related  prospectus  supplement will describe the manner in which these rules will be applied with respect to the  certificates  in that series that bear an adjustable interest rate in preparing information returns to the certificateholders and the IRS.

         The first interest  payment on a REMIC Regular  Certificate may be made more than one month after the date of issuance,  which is a period longer than the subsequent  monthly  intervals  between  interest payments.  Assuming the "accrual  period" (as defined  below) for original  issue discount is each monthly period that ends on the day prior to each  distribution  date,  in some cases,  as a  consequence  of this
"long first accrual  period,"  some or all interest  payments may be required to be included in the stated
redemption  price of the REMIC Regular  Certificate and accounted for as original issue discount.  Because interest  on REMIC  Regular  Certificates  must in any event be  accounted  for under an  accrual  method, applying this analysis  would result in only a slight  difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

         In addition,  if the accrued interest to be paid on the first  distribution date is computed with respect to a period that begins  prior to the Closing  Date,  a portion of the  purchase  price paid for a
REMIC Regular  Certificate will reflect the accrued interest.  In such cases,  information  returns to the certificateholders  and the IRS will be based on the position that the portion of the purchase  price paid for the  interest  accrued  with  respect to periods  prior to the Closing  Date is treated as part of the overall  cost of the  REMIC  Regular  Certificate  (and  not as a  separate  asset  the  cost of  which is recovered  entirely  out of  interest  received  on the next  distribution  date) and that  portion of the interest  paid on the  first  distribution  date in  excess  of  interest  accrued  for a  number  of days corresponding  to the  number  of days from the  Closing  Date to the first  distribution  date  should be included in the stated  redemption price of the REMIC Regular  Certificate.  However,  the OID Regulations
state that all or some  portion of the  accrued  interest  may be treated as a separate  asset the cost of which is recovered  entirely out of interest  paid on the first  distribution  date.  It is unclear how an election  to do so would be made under the OID  Regulations  and whether  such an  election  could be made unilaterally by a certificateholder.

         Notwithstanding  the general definition of original issue discount,  original issue discount on a
REMIC  Regular  Certificate  will be  considered  to be de  minimis if it is less than 0.25% of the stated
redemption  price of the REMIC  Regular  Certificate  multiplied by its weighted  average  life.  For this purpose,  the weighted  average life of a REMIC Regular  Certificate is computed as the sum of the amounts determined,  as to each payment included in the stated redemption price of the REMIC Regular  Certificate, by  multiplying  (1) the number of complete  years  (rounding  down for partial years) from the issue date until that payment is expected to be made  (presumably  taking into account the Prepayment  Assumption) by
(2) a fraction,  the numerator of which is the amount of the payment,  and the denominator of which is the stated  redemption  price at  maturity  of the  REMIC  Regular  Certificate.  Under  the OID  Regulations,
original  issue  discount of only a de minimis  amount  (other  than de minimis  original  issue  discount attributable to a so-called  "teaser"  interest rate or an initial  interest  holiday) will be included in income as each  payment  of stated  principal  is made,  based on the  product  of the total  amount of de minimis original issue discount  attributable to that  certificate and a fraction,  the numerator of which is the amount of the principal  payment and the denominator of which is the outstanding  stated  principal amount of the REMIC Regular  Certificate.  The OID Regulations  also would permit a  certificateholder  to elect to accrue de minimis  original  issue  discount  into  income  currently  based on a constant  yield method. See "REMICS—Taxation of Owners of REMIC Regular  Certificates—Market  Discount" in this prospectus for a description of this election under the OID Regulations.

         If original  issue discount on a REMIC Regular  Certificate is in excess of a de minimis  amount, the holder of the  certificate  must include in ordinary  gross income the sum of the "daily  portions" of original  issue  discount  for each day  during  its  taxable  year on  which  it held the  REMIC  Regular
Certificate,  including the purchase date but excluding the  disposition  date. In the case of an original holder of a REMIC Regular  Certificate,  the daily  portions of original issue discount will be determined as follows.

         As to each  "accrual  period," that is, each period that ends on a date that  corresponds  to the day prior to each  distribution  date and  begins on the first day  following  the  immediately  preceding accrual period (or in the case of the first such period,  begins on the Closing Date), a calculation  will be made of the  portion of the  original  issue  discount  that  accrued  during the accrual  period.  The portion of original issue  discount that accrues in any accrual  period will equal the excess,  if any, of
(1) the sum of (a) the present value,  as of the end of the accrual  period,  of all of the  distributions remaining  to be  made  on the  REMIC  Regular  Certificate,  if  any,  in  future  periods  and  (b)  the distributions  made on the REMIC Regular  Certificate during the accrual period of amounts included in the stated  redemption  price,  over (2) the  adjusted  issue price of the REMIC  Regular  Certificate  at the beginning of the accrual  period.  The present  value of the  remaining  distributions  referred to in the preceding  sentence will be calculated (1) assuming that  distributions  on the REMIC Regular  Certificate will be received  in future  periods  based on the  mortgage  loans  being  prepaid at a rate equal to the
Prepayment  Assumption,  (2)  using a  discount  rate  equal  to the  original  yield to  maturity  of the certificate and (3) taking into account events  (including  actual  prepayments) that have occurred before the close of the accrual  period.  For these  purposes,  the original yield to maturity of the certificate will be calculated  based on its issue price and assuming that  distributions  on the certificate  will be made in all accrual  periods based on the mortgage  loans being prepaid at a rate equal to the  Prepayment
Assumption.  The  adjusted  issue price of a REMIC  Regular  Certificate  at the  beginning of any accrual period  will equal the issue  price of the  certificate,  increased  by the  aggregate  amount of original issue discount that accrued with respect to the certificate in prior accrual  periods,  and reduced by the amount of any  distributions  made on the certificate in prior accrual periods of amounts  included in the stated  redemption  price.  The original issue discount  accruing during any accrual  period,  computed as described  above,  will be allocated  ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

         A subsequent  purchaser of a REMIC  Regular  Certificate  that  purchases a  certificate  that is treated as having been issued with original  issue  discount at a cost  (excluding any portion of the cost attributable to accrued  qualified stated  interest) less than its remaining stated  redemption price will also be required  to include in gross  income the daily  portions  of any  original  issue  discount  with respect  to the  certificate.  However,  each  such  daily  portion  will be  reduced,  if the cost of the certificate  is in excess of its  "adjusted  issue  price," in proportion to the ratio the excess bears to the  aggregate  original  issue  discount  remaining to be accrued on the REMIC Regular  Certificate.  The adjusted  issue price of a REMIC Regular  Certificate  on any given day equals the sum of (1) the adjusted issue price (or, in the case of the first  accrual  period,  the issue  price) of the  certificate  at the beginning  of the accrual  period which  includes  that day and (2) the daily  portions of original  issue discount for all days during the accrual period prior to that day.

         Market  Discount.  A  certificateholder  that  purchases a REMIC Regular  Certificate at a market discount,  that is, in the case of a REMIC Regular Certificate issued without original issue discount,  at a purchase  price less than its  remaining  stated  principal  amount,  or in the case of a REMIC  Regular
Certificate  issued with original issue  discount,  at a purchase price less than its adjusted issue price will  recognize  gain  upon  receipt  of  each  distribution  representing  stated  redemption  price.  In particular,  under  Section  1276 of the Code  such a  certificateholder  generally  will be  required  to allocate the portion of each  distribution  representing  stated  redemption price first to accrued market discount  not  previously  included  in  income,  and to  recognize  ordinary  income  to that  extent.  A certificateholder  may elect to include  market  discount in income  currently  as it accrues  rather than including it on a deferred  basis in accordance  with the  foregoing.  If made, the election will apply to all  market  discount  bonds  acquired  by the  certificateholder  on or after  the first day of the first taxable year to which the election applies.  In addition,  the OID Regulations permit a  certificateholder to elect to accrue all interest,  discount  (including de minimis  market or original  issue  discount) in income,  and to amortize  premium,  based on a constant  yield method.  If such an election were made with respect to a REMIC Regular  Certificate with market  discount,  the  certificateholder  would be deemed to have made an  election to include  currently  market  discount  in income  with  respect to all other debt instruments  having market  discount that the  certificateholder  acquires  during the taxable year of the election or thereafter.  Similarly,  a  certificateholder  that made this election for a certificate  that is acquired at a premium  would be deemed to have made an election to amortize  bond  premium with respect to all debt instruments having amortizable bond premium that the certificateholder  owns or acquires.  See
"REMICS—Taxation  of Owners of REMIC  Regular  Certificates—Premium"  below.  Each of these  elections  to accrue  interest,  discount and premium with respect to a certificate  on a constant yield method would be irrevocable, except with the approval of the IRS.

         However,  market  discount with respect to a REMIC Regular  Certificate  will be considered to be de minimis  for  purposes  of Section  1276 of the Code if the market  discount  is less than 0.25% of the remaining stated  redemption price of the REMIC Regular  Certificate  multiplied by the number of complete years to maturity  remaining  after the date of its purchase.  In interpreting a similar rule with respect to original  issue discount on  obligations  payable in  installments,  the OID  Regulations  refer to the weighted  average  maturity  of  obligations,  and it is likely  that the same rule will be  applied  with respect to market discount,  presumably taking into account the Prepayment Assumption.  If market discount is treated  as de minimis  under this  rule,  it appears  that the actual  discount  would be treated in a manner  similar to original  issue  discount of a de minimis  amount.  See  "REMICS—Taxation  of Owners of
REMIC Regular  Certificates—Original  Issue Discount" above. This treatment would result in discount being included in income at a slower  rate than  discount  would be required to be included in income  using the method described above.

         Section  1276(b)(3)  of the  Code  specifically  authorizes  the  Treasury  Department  to  issue regulations  providing for the method for accruing market discount on debt  instruments,  the principal of which is payable in more than one installment.  Until  regulations are issued by the Treasury  Department, the rules described in the Committee  Report apply.  The Committee  Report  indicates that in each accrual period market discount on REMIC Regular  Certificates  should accrue, at the  certificateholder's  option:
(1) on the  basis of a  constant  yield  method,  (2) in the case of a REMIC  Regular  Certificate  issued without  original issue  discount,  in an amount that bears the same ratio to the total  remaining  market discount as the stated  interest paid in the accrual  period bears to the total amount of stated  interest remaining to be paid on the REMIC Regular  Certificate as of the beginning of the accrual  period,  or (3)
in the case of a REMIC Regular  Certificate  issued with original issue discount,  in an amount that bears the same ratio to the total  remaining  market  discount as the  original  issue  discount  accrued in the accrual period bears to the total original  issue discount  remaining on the REMIC Regular  Certificate at the beginning of the accrual period.  Moreover,  the Prepayment Assumption used in calculating the accrual of  original  issue  discount is also used in  calculating  the  accrual of market  discount.  Because the regulations  referred to in this  paragraph  have not been  issued,  it is not  possible  to predict  what effect these  regulations  might have on the tax treatment of a REMIC Regular  Certificate  purchased at a discount in the secondary market.

         To  the  extent  that  REMIC  Regular   Certificates   provide  for  monthly  or  other  periodic
distributions  throughout  their term, the effect of these rules may be to require  market  discount to be includible  in income  at a rate  that is not  significantly  slower  than the rate at which the  discount would  accrue if it were  original  issue  discount.  Moreover,  in any event a holder of a REMIC  Regular
Certificate  generally  will be  required  to treat a portion of any gain on the sale or  exchange  of the certificate  as ordinary  income to the extent of the market  discount  accrued to the date of disposition under one of the foregoing  methods,  less any accrued  market  discount  previously  reported as ordinary income.

         Further,  under Section 1277 of the Code a holder of a REMIC Regular  Certificate may be required to defer a portion of its  interest  deductions  for the taxable  year  attributable  to any  indebtedness incurred or continued to purchase or carry a REMIC Regular  Certificate  purchased  with market  discount.
For these  purposes,  the de minimis rule referred to above applies.  Any such deferred  interest  expense would not exceed the market  discount that accrues during the taxable year and is, in general,  allowed as a deduction  not later than the year in which the market  discount is  includible  in income.  If a holder elects to include market  discount in income  currently as it accrues on all market  discount  instruments acquired by the holder in that taxable year or  thereafter,  the interest  deferral rule  described  above will not apply.

         Premium.  A REMIC  Regular  Certificate  purchased at a cost  (excluding  any portion of the cost attributable to accrued  qualified  stated interest)  greater than its remaining  stated  redemption price will be  considered  to be purchased at a premium.  The holder of a REMIC  Regular  Certificate  may elect under  Section 171 of the Code to amortize the premium  under the  constant  yield method over the life of the  certificate.  If made,  the  election  will apply to all debt  instruments  having  amortizable  bond premium that the holder owns or subsequently  acquires.  Amortizable  premium will be treated as an offset to interest income on the related debt instrument,  rather than as a separate interest deduction.  The OID
Regulations  also permit  certificateholders  to elect to include all  interest,  discount  and premium in income  based on a constant  yield  method,  further  treating  the  certificateholder  as having made the
election   to   amortize   premium   generally.   See   "REMICS—Taxation   of  Owners  of  REMIC   Regular
Certificates—Market  Discount"  above.  The  Committee  Report  states  that the same  rules that apply to accrual of market  discount  (which rules will require use of a Prepayment  Assumption in accruing  market discount  with respect to REMIC  Regular  Certificates  without  regard to whether the  certificates  have original  issue  discount)  will also apply in amortizing  bond premium under Section 171 of the Code. The use of an assumption that there will be no prepayments may be required.

         Realized  Losses.  Under  Section 166 of the Code,  both  corporate  holders of the REMIC Regular
Certificates and  non-corporate  holders of the REMIC Regular  Certificates  that acquire the certificates in  connection  with a trade or  business  should be allowed to deduct,  as  ordinary  losses,  any losses sustained during a taxable year in which their  certificates  become wholly or partially  worthless as the result of one or more realized  losses on the mortgage  loans.  However,  it appears that a  non-corporate holder that does not acquire a REMIC Regular  Certificate in connection  with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until the holder's  certificate  becomes wholly worthless  (i.e.,  until its  outstanding  principal  balance has been  reduced to zero) and that the loss will be characterized as a short-term capital loss.

         Each holder of a REMIC  Regular  Certificate  will be required to accrue  interest  and  original issue discount with respect to the  certificate,  without giving effect to any reductions in distributions attributable to defaults or  delinquencies  on the mortgage loans or the certificate  underlying the REMIC
Certificates,  as the case may be, until it can be established  that the reduction  ultimately will not be recoverable.  As a result,  the amount of taxable  income  reported in any period by the holder of a REMIC
Regular  Certificate  could exceed the amount of economic income  actually  realized by that holder in the period.  Although the holder of a REMIC Regular Certificate  eventually will recognize a loss or reduction in income  attributable  to previously  accrued and included  income that as the result of a realized loss ultimately  will not be  realized,  the law is unclear  with  respect to the timing and  character of this loss or reduction in income.

         Taxation of Owners of REMIC Residual Certificates

         General.  Although  a REMIC is a  separate  entity  for  federal  income  tax  purposes,  a REMIC generally is not subject to  entity-level  taxation,  except with regard to  prohibited  transactions  and some other  transactions.  See "—Prohibited  Transactions  and Other Possible REMIC Taxes" below.  Rather, the  taxable  income or net loss of a REMIC is  generally  taken  into  account by the holder of the REMIC
Residual  Certificates.  Accordingly,  the REMIC Residual  Certificates  will be subject to tax rules that differ  significantly  from those that would apply if the REMIC  Residual  Certificates  were  treated for federal income tax purposes as direct  ownership  interests in the mortgage  loans or as debt  instruments issued by the REMIC.

         A holder of a REMIC Residual  Certificate  generally will be required to report its daily portion of the taxable income or, subject to the limitations  noted in this discussion,  the net loss of the REMIC for each day during a calendar  quarter that the holder  owned the REMIC  Residual  Certificate.  For this purpose,  the  taxable  income  or net loss of the REMIC  will be  allocated  to each day in the  calendar quarter  ratably  using a "30 days per month/90  days per  quarter/360  days per year"  convention  unless otherwise  disclosed in the related  prospectus  supplement.  The daily amounts so allocated  will then be allocated  among the  REMIC  Residual  Certificateholders  in  proportion  to their  respective  ownership interests  on that day.  Any  amount  included  in the  gross  income  or  allowed  as a loss of any REMIC
Residual  Certificateholder  by virtue of this paragraph  will be treated as ordinary  income or loss. The taxable income of the REMIC will be determined  under the rules  described below in "Taxable Income of the
REMIC"  and will be  taxable  to the REMIC  Residual  Certificateholders  without  regard to the timing or amount of cash distributions by the REMIC.  Ordinary income derived from REMIC Residual  Certificates will be "portfolio  income" for purposes of the taxation of taxpayers  subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

         A holder of a REMIC Residual  Certificate  that purchased the certificate  from a prior holder of that  certificate  also will be required to report on its federal income tax return  amounts  representing its  daily  share of the  taxable  income  (or net loss) of the REMIC for each day that it holds the REMIC
Residual  Certificate.  Those daily amounts generally will equal the amounts of taxable income or net loss determined as described  above.  The Committee  Report  indicates that some  modifications  of the general rules may be made,  by  regulations,  legislation  or  otherwise to reduce (or  increase)  the income of a
REMIC Residual  Certificateholder  that purchased the REMIC  Residual  Certificate  from a prior holder of the  certificate  at a price greater than (or less than) the adjusted  basis (as defined  below) the REMIC
Residual  Certificate  would have had in the hands of an  original  holder of the  certificate.  The REMIC
Regulations, however, do not provide for any such modifications.

         Any  payments  received  by a holder  of a REMIC  Residual  Certificate  in  connection  with the acquisition of the REMIC  Residual  Certificate  will be taken into account in  determining  the income of the holder for federal  income tax purposes.  Although it appears  likely that any of these payments would be includible in income  immediately upon its receipt,  the IRS might assert that these payments should be included in income over time  according to an  amortization  schedule or  according to some other  method.
Because  of the  uncertainty  concerning  the  treatment  of these  payments,  holders  of REMIC  Residual
Certificates  are encouraged to consult their tax advisors  concerning the treatment of these payments for income tax purposes.

         The amount of income  REMIC  Residual  Certificateholders  will be required to report (or the tax liability  associated  with the  income)  may exceed the amount of cash  distributions  received  from the
REMIC for the corresponding  period.  Consequently,  REMIC Residual  Certificateholders  should have other sources of funds  sufficient to pay any federal  income taxes due as a result of their  ownership of REMIC
Residual  Certificates or unrelated  deductions  against which income may be offset,  subject to the rules relating to "excess  inclusions" and "noneconomic"  residual interests  discussed below. The fact that the tax liability  associated with the income  allocated to REMIC Residual  Certificateholders  may exceed the cash  distributions  received by the REMIC Residual  Certificateholders  for the corresponding  period may significantly  adversely  affect the REMIC Residual  Certificateholders'  after-tax  rate of return.  This disparity  between income and  distributions  may not be offset by  corresponding  losses or reductions of income  attributable  to the REMIC Residual  Certificateholder  until  subsequent tax years and, then, may not be completely offset due to changes in the Code, tax rates or character of the income or loss.

         Taxable  Income of the REMIC.  The  taxable  income of the REMIC  will equal the income  from the mortgage  loans and other  assets of the REMIC plus any  cancellation  of  indebtedness  income due to the allocation of realized  losses to REMIC Regular  Certificates,  less the  deductions  allowed to the REMIC for interest  (including  original  issue  discount and reduced by any income from premium on issuance) on the  REMIC  Regular  Certificates  (and  any  other  class  of REMIC  Certificates  constituting  "regular interests"  in the REMIC not  offered by the  prospectus),  amortization  of any  premium on the  mortgage loans,  bad debt losses with respect to the mortgage loans and, except as described  below, for servicing, administrative and other expenses.

         For purposes of determining  its taxable income,  the REMIC will have an initial  aggregate basis in its assets  equal to the sum of the issue  prices of all REMIC  Certificates  (or,  if a class of REMIC
Certificates  is not sold  initially,  their fair market  values).  The aggregate  basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their  respective  fair market values.  The issue price of any offered REMIC  Certificates  will be  determined  in the manner  described above under "—Taxation of Owners of REMIC Regular  Certificates—Original  Issue Discount." The issue price of a REMIC  Certificate  received in exchange for an interest in the mortgage loans or other property will equal the fair market value of the  interests in the mortgage  loans or other  property.  Accordingly,  if one  or  more  classes  of  REMIC  Certificates  are  retained  initially  rather  than  sold,  the  REMIC
Administrator  may be required to estimate  the fair market  value of the  interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

         Subject to possible  application of the de minimis  rules,  the method of accrual by the REMIC of original issue  discount  income and market  discount  income with respect to mortgage loans that it holds will be  equivalent  to the  method for  accruing  original  issue  discount  income for  holders of REMIC
Regular  Certificates  (that is,  under the  constant  yield  method  taking into  account the  Prepayment
Assumption).  However,  a REMIC that acquires loans at a market  discount must include the market discount in income currently,  as it accrues,  on a constant yield basis. See "—Taxation of Owners of REMIC Regular
Certificates"  above,  which  describes a method for  accruing  discount  income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

         A mortgage  loan will be deemed to have been  acquired  with  discount (or premium) to the extent that the REMIC's  basis  therein,  determined as described in the  preceding  paragraph,  is less than (or greater  than) its stated  redemption  price.  Any such  discount  will be includible in the income of the
REMIC as it  accrues,  in  advance  of  receipt of the cash  attributable  to the  income,  under a method similar  to the  method  described  above for  accruing  original  issue  discount  on the  REMIC  Regular
Certificates.  It is anticipated  that each REMIC will elect under Section 171 of the Code to amortize any premium  on the  mortgage  loans.  Premium  on any  mortgage  loan to which the  election  applies  may be amortized  under a  constant  yield  method,  presumably  taking  into  account a  Prepayment  Assumption.
Further,  such an election  would not apply to any mortgage  loan  originated  on or before  September 27,
1985.  Instead,  premium on such a mortgage loan should be allocated among the principal  payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of the mortgage loan.

         A REMIC will be allowed  deductions  for  interest  (including  original  issue  discount) on the
REMIC  Regular  Certificates  (including  any  other  class of REMIC  Certificates  constituting  "regular interests" in the REMIC not offered by this  prospectus)  equal to the deductions that would be allowed if the REMIC Regular  Certificates  (including any other class of REMIC  Certificates  constituting  "regular interests" in the REMIC not offered by this  prospectus)  were  indebtedness of the REMIC.  Original issue discount will be considered  to accrue for this purpose as described  above under  "—Taxation of Owners of
REMIC Regular  certificates—Original  Issue Discount," except that the de minimis rule and the adjustments for subsequent  holders of REMIC Regular  Certificates  (including  any other class of REMIC  Certificates constituting  "regular interests" in the REMIC not offered by this prospectus)  described therein will not apply.

         If a class of REMIC  Regular  Certificates  is  issued  with  Issue  Premium,  the net  amount of interest  deductions  that are allowed the REMIC in each taxable  year with  respect to the REMIC  Regular
Certificates  of that class will be reduced by an amount  equal to the portion of the Issue  Premium  that is considered  to be amortized or repaid in that year.  Although the matter is not entirely  clear,  it is likely that Issue Premium would be amortized  under a constant  yield method in a manner  analogous to the method of accruing  original issue discount  described  above under  "—Taxation of Owners of REMIC Regular certificates—Original Issue Discount."

         As a general  rule,  the taxable  income of a REMIC will be  determined  in the same manner as if the REMIC were an  individual  having the calendar  year as its taxable year and using the accrual  method of accounting.  However, no item of income, gain, loss or deduction allocable to a prohibited  transaction will betaken into account. See "—Prohibited  Transactions and Other Possible REMIC Taxes" below.  Further, the  limitation on  miscellaneous  itemized  deductions  imposed on  individuals by Section 67 of the Code
(which  allows  these  deductions  only to the extent  they  exceed in the  aggregate  two  percent of the taxpayer's  adjusted  gross  income)  will not be  applied  at the REMIC  level so that the REMIC  will be allowed  deductions for  servicing,  administrative  and other  non-interest  expenses in determining  its taxable  income.  All  such  expenses  will be  allocated  as a  separate  item to the  holders  of  REMIC
Certificates,  subject to the  limitation  of  Section  67 of the Code.  See  "—Possible  Pass-Through  of
Miscellaneous  Itemized  Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

         Basis Rules,  Net Losses and  Distributions.  The adjusted basis of a REMIC Residual  Certificate will be equal to the amount paid for the REMIC  Residual  Certificate,  increased  by amounts  included in the income of the REMIC Residual  Certificateholder  and decreased  (but not below zero) by  distributions made, and by net losses allocated, to the REMIC Residual Certificateholder.

         A REMIC  Residual  Certificateholder  is not  allowed to take into  account  any net loss for any calendar  quarter to the extent  the net loss  exceeds  the REMIC  Residual  Certificateholder's  adjusted basis in its REMIC  Residual  Certificate  as of the close of the  calendar  quarter  (determined  without regard to the net loss).  Any loss that is not currently  deductible by reason of this  limitation  may be carried forward  indefinitely  to future calendar  quarters and,  subject to the same  limitation,  may be used  only to  offset  income  from  the  REMIC  Residual  Certificate.  The  ability  of  REMIC  Residual
Certificateholders  to deduct net losses may be subject to  additional  limitations  under the Code, as to which REMIC Residual Certificateholders are encouraged to consult their tax advisors.

         Any  distribution  on a REMIC  Residual  Certificate  will be treated as a  nontaxable  return of capital to the extent it does not exceed the holder's  adjusted basis in the REMIC  Residual  Certificate.
To the extent a  distribution  on a REMIC  Residual  Certificate  exceeds the adjusted  basis,  it will be treated as gain from the sale of the REMIC Residual  Certificate.  Holders of REMIC Residual  Certificates
may be  entitled to  distributions  early in the term of the related  REMIC under  circumstances  in which their bases in the REMIC  Residual  Certificates  will not be  sufficiently  large that the  distributions will be treated as nontaxable  returns of capital.  Their bases in the REMIC  Residual  Certificates  will initially  equal the  amount  paid for the REMIC  Residual  Certificates  and will be  increased  by their allocable  shares of taxable income of the REMIC.  However,  these bases increases may not occur until the end of the  calendar  quarter,  or perhaps the end of the calendar  year,  with respect to which the REMIC taxable  income is allocated to the REMIC  Residual  Certificateholders.  To the extent the REMIC Residual
Certificateholders'   initial   bases   are  less   than  the   distributions   to  the   REMIC   Residual
Certificateholders,  and  increases in initial  bases either  occur after the  distributions  or (together with their initial  bases) are less than the amount of the  distributions,  gain will be recognized to the
REMIC  Residual  Certificateholders  on these  distributions  and will be treated as gain from the sale of their REMIC Residual Certificates.

         The effect of these rules is that a REMIC Residual  Certificateholder  may not amortize its basis in a REMIC  Residual  Certificate,  but may only  recover  its basis  through  distributions,  through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual  Certificate.  See "—Sales of REMIC Certificates"  below. For a discussion of possible  modifications of these rules that may require adjustments to income of a holder of a REMIC Residual  Certificate  other than an original holder in order to reflect  any  difference  between  the cost of the REMIC  Residual  Certificate  to the REMIC  Residual
Certificateholder  and the adjusted  basis the REMIC  Residual  Certificate  would have in the hands of an original holder, see "—Taxation of Owners of REMIC Residual Certificates—General" above.

         Excess Inclusions.  Any "excess inclusions" with respect to a REMIC Residual  Certificate will be subject to federal income tax in all events. In general,  the "excess  inclusions" with respect to a REMIC
Residual  Certificate  for any calendar  quarter will be the excess,  if any, of (1) the daily portions of
REMIC  taxable  income  allocable  to the  REMIC  Residual  Certificate  over  (2) the  sum of the  "daily accruals" (as defined below) for each day during the quarter that the REMIC Residual  Certificate was held by the REMIC Residual  Certificateholder.  The daily accruals of a REMIC Residual  Certificateholder  will be determined by  allocating to each day during a calendar  quarter its ratable  portion of the product of the "adjusted  issue price" of the REMIC  Residual  Certificate  at the beginning of the calendar  quarter and 120% of the  "long-term  Federal rate" in effect on the Closing Date.  For this purpose,  the adjusted issue price of a REMIC Residual  Certificate as of the beginning of any calendar  quarter will be equal to the issue price of the REMIC  Residual  Certificate,  increased  by the sum of the daily  accruals for all prior  quarters and  decreased  (but not below zero) by any  distributions  made with respect to the REMIC
Residual  Certificate  before  the  beginning  of that  quarter.  The  issue  price  of a  REMIC  Residual
Certificate  is the initial  offering price to the public  (excluding  bond houses and brokers) at which a substantial  amount of the REMIC  Residual  Certificates  were sold.  The  "long-term  Federal rate" is an average of current  yields on  Treasury  securities  with a  remaining  term of greater  than nine  years, computed and  published  monthly by the IRS.  Although it has not done so, the  Treasury has  authority to issue  regulations  that would treat the entire amount of income accruing on a REMIC Residual  Certificate as an excess inclusion if the REMIC Residual Certificates are not considered to have "significant value."

         For REMIC  Residual  Certificateholders,  an excess  inclusion  (1) will not be  permitted  to be offset by deductions,  losses or loss carryovers from other activities,  (2) will be treated as "unrelated business  taxable  income" to an otherwise  tax-exempt  organization  and (3) will not be eligible for any rate  reduction  or  exemption  under any  applicable  tax treaty  with  respect to the 30% United  States
withholding  tax  imposed  on  distributions  to  REMIC  Residual   Certificateholders  that  are  foreign
investors. See, however, "—Foreign investors in REMIC Certificates," below.

         Furthermore,  for  purposes  of the  alternative  minimum  tax,  excess  inclusions  will  not be permitted to be offset by the  alternative  tax net  operating  loss  deduction  and  alternative  minimum taxable income may not be less than the taxpayer's  excess  inclusions.  The latter rule has the effect of preventing  nonrefundable  tax credits from reducing the taxpayer's income tax to an amount lower than the tentative minimum tax on excess inclusions.

         In the case of any REMIC  Residual  Certificates  held by a real  estate  investment  trust,  the aggregate  excess  inclusions  with  respect to the REMIC  Residual  Certificates,  reduced (but not below zero) by the real estate  investment trust taxable income (within the meaning of Section  857(b)(2) of the
Code,  excluding any net capital gain),  will be allocated among the shareholders of the issuing entity in proportion  to the  dividends  received by the  shareholders  from the issuing  entity,  and any amount so allocated will be treated as an excess  inclusion with respect to a REMIC Residual  Certificate as if held directly  by the  shareholder.  Treasury  regulations  yet to be  issued  could  apply a  similar  rule to regulated investment  companies,  common trust funds and cooperatives;  the REMIC Regulations currently do not address this subject.

         Noneconomic   REMIC   Residual   Certificates.   Under  the  REMIC   Regulations,   transfers  of
"noneconomic"  REMIC Residual  Certificates  will be disregarded for all federal income tax purposes if "a significant  purpose of the transfer was to enable the  transferor to impede the  assessment or collection of tax." If the transfer is disregarded,  the purported  transferor will continue to remain liable for any taxes  due with  respect  to the  income  on the  "noneconomic"  REMIC  Residual  Certificate.  The  REMIC
Regulations  provide that a REMIC Residual  Certificate is  non-economic  unless,  based on the Prepayment
Assumption and on any required or permitted  clean up calls, or required  liquidation  provided for in the
REMIC's organizational  documents, (1) the present value of the expected future distributions  (discounted using the "applicable  Federal rate" for  obligations  whose term ends on the close of the last quarter in which  excess  inclusions  are expected to accrue with respect to the REMIC  Residual  Certificate,  which rate is computed and published monthly by the IRS) on the REMIC Residual  Certificate  equals at least the present  value  of the  expected  tax  on the  anticipated  excess  inclusions,  and  (2)  the  transferor reasonably  expects that the  transferee  will receive  distributions  with respect to the REMIC  Residual
Certificate  at or after  the time the taxes  accrue on the  anticipated  excess  inclusions  in an amount sufficient to satisfy the accrued taxes.  Accordingly,  all transfers of REMIC Residual  Certificates that may  constitute  noneconomic  residual  interests will be subject to  restrictions  under the terms of the related  pooling and servicing  agreement that are intended to reduce the possibility of any such transfer being  disregarded.  These restrictions will require each party to a transfer to provide an affidavit that no purpose of the transfer is to impede the  assessment or collection  of tax,  including  representations as to the financial condition of the prospective  transferee,  as to which the transferor is also required to make a  reasonable  investigation  to  determine  the  transferee's  historic  payment of its debts and ability  to  continue  to pay its debts as they come due in the  future.  The IRS has issued  final  REMIC regulations  that add to the  conditions  necessary  to assure that a transfer of a  noneconomic  residual interest would be respected.  The additional  conditions require that in order to qualify as a safe harbor transfer of a residual,  the transferee  represent  that it will not cause the income "to be  attributable to a foreign  permanent  establishment  or fixed base  (within  the  meaning of an  applicable  income tax treaty) of the transferee or another U.S.  taxpayer" and either (i) the amount  received by the transferee be no less on a present  value  basis than the  present  value of the net tax  detriment  attributable  to holding the residual  interest  reduced by the present value of the  projected  payments to be received on the residual  interest or (ii) the transfer is to a domestic  taxable  corporation  with  specified  large amounts of gross and net assets and that meets certain  other  requirements  where  agreement is made that all future  transfers will be to taxable domestic  corporations in transactions  that qualify for the same
"safe harbor" provision.  Eligibility for the safe harbor requires, among other things, that the facts and circumstances  known to the  transferor  at the time of transfer not indicate to a reasonable  person that the taxes with respect to the residual  interest will not be paid, with an  unreasonably  low cost for the transfer specifically  mentioned as negating eligibility.  The regulations generally apply to transfers of residual  interests  occurring  on or after  February  4,  2000.  Prior  to  purchasing  a REMIC  Residual
Certificate,  prospective  purchasers are encouraged to consider the possibility that a purported transfer of the REMIC  Residual  Certificate  by such a purchaser  to another  purchaser  at some future day may be disregarded  in  accordance  with the above  described  rules which would  result in the  retention of tax liability by that purchaser.

         The related prospectus  supplement will disclose whether offered REMIC Residual  Certificates may be considered  "noneconomic" residual interests under the REMIC Regulations;  provided,  however, that any disclosure  that a REMIC  Residual  Certificate  will not be considered  "noneconomic"  will be based upon assumptions,  and the depositor will make no representation that a REMIC Residual  Certificate will not be considered  "noneconomic"  for purposes of the  above-described  rules.  See "—Foreign  Investors in REMIC
Certificates—REMIC  Residual  Certificates" below for additional  restrictions  applicable to transfers of
REMIC Residual Certificates to foreign persons.

         On May 11, 2004,  the IRS issued final  regulations  relating to the federal income tax treatment of "inducement  fees" received by transferees of noneconomic  REMIC residual  interests.  The  regulations provide tax  accounting  rules for the inclusion of such fees in income over an  appropriate  period,  and clarify that  inducement  fees represent  income from sources within the United States.  These rules apply to  taxable  years  ending on or after May 11,  2004.  On the same  date,  the IRS  issued  administrative guidance  addressing  the  procedures by which  transferees  of such REMIC  residual  interests may obtain consent  to change  the  method  of  accounting  for REMIC  inducement  fee  income to one of the  methods provided in the  regulations.  Prospective  purchasers of REMIC  Residual  Certificates  are encouraged to consult with their tax advisors  regarding the effect of these regulations and the related  administrative guidance.

         Mark-to-Market  Rules. In general,  all securities  owned by a dealer,  except to the extent that the dealer has  specifically  identified  a security as held for  investment,  must be marked to market in accordance with the applicable  Code provision and the related  regulations.  However,  the IRS has issued regulations  which  provide  that  for  purposes  of this  mark-to-market  requirement,  a REMIC  Residual
Certificate is not treated as a security and thus may not be marked to market.

         Possible  Pass-Through  of  Miscellaneous  Itemized  Deductions.  Fees  and  expenses  of a REMIC generally  will be allocated to the holders of the related REMIC  Residual  Certificates.  The  applicable
Treasury  regulations  indicate,  however,  that in the case of a REMIC that is similar to a single  class grantor  trust,  all or a portion of these fees and  expenses  should be  allocated  to the holders of the related REMIC Regular  Certificates.  Except as stated in the related  prospectus  supplement,  these fees and expenses will be allocated to holders of the related REMIC  Residual  Certificates  in their  entirety and not to the holders of the related REMIC Regular Certificates.

         With respect to REMIC Residual  Certificates or REMIC Regular  Certificates  the holders of which receive an  allocation of fees and expenses in accordance  with the  preceding  discussion,  if any holder thereof is an individual,  estate or trust, or a "pass-through  entity"  beneficially owned by one or more individuals,  estates or trusts,  (1) an amount equal to the  individual's,  estate's or trust's  share of the fees and expenses will be added to the gross income of the holder and (2) the  individual's,  estate's or  trust's  share of the  fees  and  expenses  will be  treated  as a  miscellaneous  itemized  deduction allowable  subject to the  limitation of Section 67 of the Code,  which permits these  deductions  only to the extent they exceed in the  aggregate  two percent of taxpayer's  adjusted  gross income.  In addition,
Section  68 of the Code  provides  that the  amount of  itemized  deductions  otherwise  allowable  for an individual  whose adjusted  gross income  exceeds a specified  amount will be reduced by the lesser of (1)
3% of the excess of the  individual's  adjusted  gross  income over the amount or (2) 80% of the amount of itemized  deductions  otherwise  allowable for the taxable year.  The amount of additional  taxable income reportable  by REMIC  Certificateholders  that are  subject  to the  limitations  of either  Section 67 or
Section 68 of the Code may be substantial.  Furthermore,  in determining  the alternative  minimum taxable income  of  such  a  holder  of a  REMIC  Certificate  that  is  an  individual,  estate  or  trust,  or a
"pass-through entity" beneficially owned by one or more individuals,  estates or trusts, no deduction will be  allowed  for the  holder's  allocable  portion  of  servicing  fees and other  miscellaneous  itemized deductions of the REMIC,  even though an amount equal to the amount of the fees and other  deductions will be included in the holder's gross income.  Accordingly,  these REMIC  Certificates  may not be appropriate investments for individuals,  estates,  or trusts, or pass-through  entities  beneficially owned by one or more  individuals,  estates or trusts.  Prospective  investors  are  encouraged  to consult with their tax advisors prior to making an investment in the certificates.

         Sales of REMIC Certificates.  If a REMIC Certificate is sold, the selling  Certificateholder will recognize  gain or loss equal to the difference  between the amount  realized on the sale and its adjusted basis in the REMIC  Certificate.  The adjusted basis of a REMIC Regular  Certificate  generally will equal the cost of the REMIC Regular  Certificate to the  certificateholder,  increased by income reported by the certificateholder  with respect to the REMIC Regular  Certificate  (including  original issue discount and market  discount  income)  and  reduced  (but  not  below  zero) by  distributions  on the  REMIC  Regular
Certificate  received by the  certificateholder  and by any  amortized  premium.  The adjusted  basis of a
REMIC Residual  Certificate  will be determined as described under  "—Taxation of Owners of REMIC Residual
Certificates—Basis  Rules, Net Losses and  Distributions"  in this  prospectus.  Except as provided in the following  four  paragraphs,  any such  gain or loss  will be  capital  gain or loss,  provided  the REMIC
Certificate is held as a capital asset  (generally,  property held for  investment)  within the meaning of
Section 1221 of the Code.

         Gain from the sale of a REMIC Regular  Certificate  that might  otherwise be capital gain will be treated as ordinary  income to the extent the gain does not exceed the  excess,  if any, of (1) the amount that would have been  includible  in the  seller's  income with respect to the REMIC  Regular  Certificate assuming  that  income  had  accrued  thereon  at a rate equal to 110% of the  "applicable  Federal  rate"
(generally,  a rate  based on an  average  of  current  yields on  Treasury  securities  having a maturity comparable to that of the  certificate  based on the application of the Prepayment  Assumption  applicable to the certificate,  which rate is computed and published  monthly by the IRS),  determined as of the date of purchase of the REMIC Regular  Certificate,  over (2) the amount of ordinary income actually includible in the seller's  income prior to the sale.  In addition,  gain  recognized  on the sale of a REMIC Regular
Certificate by a seller who purchased the REMIC Regular  Certificate at a market  discount will be taxable as ordinary  income in an amount not exceeding the portion of the discount that accrued  during the period the REMIC  Certificate  was held by the holder,  reduced by any market  discount  included in income under the rules  described  above under  "—Taxation  of Owners of REMIC  Regular  Certificates—Market  Discount"
and"—Premium."

         REMIC  Certificates  will be "evidences of indebtedness"  within the meaning of Section 582(c)(1)
of the Code,  so that gain or loss  recognized  from the sale of a REMIC  Certificate  by a bank or thrift institution to which this section applies will be ordinary income or loss.

         A portion  of any gain from the sale of a REMIC  Regular  Certificate  that  might  otherwise  be capital  gain may be treated as ordinary  income to the extent that the  certificate  is held as part of a
"conversion  transaction"  within the  meaning  of  Section  1258 of the Code.  A  conversion  transaction generally  is one in which the taxpayer  has taken two or more  positions in the same or similar  property that reduce or eliminate  market risk, if  substantially  all of the taxpayer's  return is attributable to the time value of the taxpayer's net  investment in the  transaction.  The amount of gain so realized in a conversion  transaction  that is  recharacterized  as ordinary income generally will not exceed the amount of  interest  that  would  have  accrued  on the  taxpayer's  net  investment  at 120% of the  appropriate
"applicable  Federal  rate"  (which rate is  computed  and  published  monthly by the IRS) at the time the taxpayer enters into the conversion  transaction,  subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

         Finally,  a taxpayer  may elect to have net capital  gain taxed at ordinary  income  rates rather than capital gains rates in order to include the net capital gain in total net  investment  income for the taxable year, for purposes of the rule that limits the deduction of interest on  indebtedness  incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         Except as may be  provided  in Treasury  regulations  yet to be issued,  if the seller of a REMIC
Residual Certificate  reacquires the REMIC Residual  Certificate,  or acquires any other residual interest in a REMIC or any similar  interest  in a "taxable  mortgage  pool" (as defined in Section  7701(i) of the
Code) during the period  beginning six months before,  and ending six months after,  the date of the sale, such sale will be subject to the "wash sale" rules of Section  1091 of the Code.  In that event,  any loss realized by the REMIC Residual  Certificateholder on the sale will not be deductible,  but instead will be added to the REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

         Losses  on the sale of a REMIC  Residual  Certificate  in  excess of a  threshold  amount  (which amount could need to be aggregated  with similar or previous  losses) may require  disclosure of such loss on an IRS Form 8886.  Investors  are  encouraged to consult with their tax advisors as to the need to file such form.

         Prohibited  Transactions  and Other  Possible  REMIC  Taxes.  In the event a REMIC  engages  in a prohibited  transaction,  the  Code  imposes  a 100%  tax on the  income  derived  by the  REMIC  from the prohibited transaction.  In general,  subject to specified exceptions,  a prohibited transaction means the disposition  of a mortgage  loan,  the receipt of income from a source other than a mortgage loan or other permitted  investments,  the receipt of  compensation  for services,  or gain from the  disposition  of an asset purchased with the payments on the mortgage loans for temporary  investment pending  distribution on the REMIC  Certificates.  It is not anticipated that any REMIC will engage in any prohibited  transactions in which it would recognize a material amount of net income.

         In addition,  a  contribution  to a REMIC made after the day on which the REMIC issues all of its interests  could  result  in the  imposition  on the  REMIC  of a tax  equal  to 100% of the  value of the contributed  property.  Each pooling and servicing  agreement will include provisions  designed to prevent the acceptance of any contributions that would be subject to this tax.

         REMICs also are subject to federal  income tax at the highest  corporate rate on "net income from foreclosure  property,"  determined by reference to the rules applicable to real estate investment trusts.
"Net income from foreclosure  property" generally means gain from the sale of a foreclosure  property that is inventory  property and gross income from  foreclosure  property other than qualifying  rents and other qualifying  income  for a real  estate  investment  trust.  It is not  anticipated  that  any  REMIC  will recognize "net income from foreclosure property" subject to federal income tax.

         To  the  extent  permitted  by  then  applicable  laws,  any  tax  resulting  from  a  prohibited transaction,  tax  resulting  from a  contribution  made after the Closing  Date,  tax on "net income from foreclosure  property" or state or local income or franchise  tax that may be imposed on the REMIC will be borne by the related  master  servicer or trustee in either case out of its own funds,  provided  that the master servicer or the trustee,  as the case may be, has sufficient  assets to do so, and provided further that the tax arises out of a breach of the master  servicer's  or the trustee's  obligations,  as the case may be, under the related  pooling and servicing  agreement and in respect of compliance  with  applicable laws and  regulations.  Any such tax not borne by the  master  servicer  or the  trustee  will be  charged against the related  issuing entity  resulting in a reduction in amounts payable to holders of the related
REMIC Certificates.

         Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain  Organizations.  If a
REMIC Residual  Certificate is transferred to a  "disqualified  organization"  (as defined  below),  a tax would be imposed in an amount  (determined  under the REMIC  Regulations)  equal to the product of (1) the present value  (discounted  using the  "applicable  Federal rate" for  obligations  whose term ends on the close of the last  quarter in which  excess  inclusions  are  expected to accrue with respect to the REMIC
Residual  Certificate,  which rate is computed and published  monthly by the IRS) of the total anticipated excess  inclusions  with respect to the REMIC Residual  Certificate for periods after the transfer and (2)
the  highest  marginal  federal  income  tax rate  applicable  to  corporations.  The  anticipated  excess inclusions  must be determined as of the date that the REMIC Residual  Certificate is transferred and must be based on events that have occurred up to the time of the transfer,  the  Prepayment  Assumption and any required or permitted clean up calls or required  liquidation  provided for in the REMIC's  organizational documents.  Such a tax generally  would be imposed on the  transferor of the REMIC  Residual  Certificate, except  that  where the  transfer  is  through  an agent for a  disqualified  organization,  the tax would instead be imposed on the agent.  However, a transferor of a REMIC Residual  Certificate would in no event be liable  for the tax with  respect  to a transfer  if the  transferee  furnishes  to the  transferor  an affidavit  that the  transferee is not a  disqualified  organization  and, as of the time of the transfer, the transferor does not have actual  knowledge that the affidavit is false.  Moreover,  an entity will not qualify  as a REMIC  unless  there  are  reasonable  arrangements  designed  to ensure  that (1)  residual interests in the entity are not held by disqualified  organizations and (2) information  necessary for the application of the tax described in this prospectus  will be made available.  Restrictions on the transfer of REMIC Residual  Certificates  and other  provisions that are intended to meet this  requirement will be included  in the pooling and  servicing  agreement,  and will be  discussed  more fully in any  prospectus supplement relating to the offering of any REMIC Residual Certificate.

         In addition,  if a "pass-through  entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate,  and a disqualified  organization is the record holder of an interest  in the entity,  then a tax will be imposed on the entity  equal to the product of (1) the amount of excess  inclusions  on the  REMIC  Residual  Certificate  that are  allocable  to the  interest  in the pass-through  entity held by the  disqualified  organization  and (2) the highest  marginal federal income tax rate imposed on  corporations.  A pass-through  entity will not be subject to this tax for any period, however,  if each record holder of an interest in the  pass-through  entity  furnishes to the pass-through entity (1) the  holder's  social  security  number and a statement  under  penalties  of perjury  that the social  security  number is that of the  recordholder  or (2) a statement  under penalties of perjury that the  record  holder is not a  disqualified  organization.  For  taxable  years  beginning  after  December
31,1997,  notwithstanding  the preceding two sentences,  in the case of a REMIC Residual  Certificate held by an  "electing  large  partnership,"  all  interests  in the  partnership  shall be  treated  as held by disqualified  organizations  (without  regard to whether  the record  holders of the  partnership  furnish statements  described in the  preceding  sentence)  and the amount that is subject to tax under the second preceding  sentence is excluded  from the gross  income of the  partnership  allocated to the partners (in lieu of allocating to the partners a deduction for the tax paid by the partnership).

         For these purposes, a "disqualified organization" means:

         1.       the United States, any State or political  subdivision  thereof, any foreign government, any  international  organization,  or any agency or  instrumentality  of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or Freddie Mac),

         2.       any  organization  (other than a cooperative  described in Section 521 of the Code) that is exempt  from  federal  income  tax,  unless it is subject to the tax imposed by Section 511 of the Code,

         3.       any organization described in Section 1381(a)(2)(C) of the Code, or

         4.       an electing large partnership within the meaning of Section 775 of the Code.

For these  purposes,  a  "pass-through  entity"  means  any  regulated  investment  company,  real  estate investment  trust,  trust,  partnership or certain other entities  described in Section  860E(e)(6) of the
Code. In addition,  a person holding an interest in a pass-through  entity as a nominee for another person will, with respect to the interest, be treated as a pass-through entity.

         Termination.  A REMIC will terminate  immediately  after the distribution  date following receipt by the REMIC of the final  payment in respect of the mortgage  loans or upon a sale of the REMIC's  assets following the adoption by the REMIC of a plan of complete  liquidation.  The last  distribution on a REMIC
Regular  Certificate  will be treated as a payment in  retirement of a debt  instrument.  In the case of a
REMIC Residual  Certificate,  if the last distribution on the REMIC Residual  Certificate is less than the
REMIC   Residual   Certificateholder's   adjusted   basis  in  the   certificate,   the   REMIC   Residual
Certificateholder  should  (but may not) be  treated  as  realizing  a loss  equal  to the  amount  of the difference, and the loss may be treated as a capital loss.

         Reporting  and  Other  Administrative   Matters.   Solely  for  purposes  of  the  administrative
provisions of the Code, the REMIC will be treated as a partnership  and REMIC Residual  Certificateholders will be treated as partners.  The REMIC  Administrator (or other party described in the related prospectus supplement)  will file REMIC  federal  income tax  returns on behalf of the related  REMIC,  and under the terms of the related  Agreement  will either (1) be  irrevocably  appointed  by the holders of the largest percentage  interest  in the  related  REMIC  Residual  Certificates  as their agent to perform all of the duties of the "tax matters  person"  with  respect to the REMIC in all respects or (2) will be  designated as and will act as the "tax matters  person"  with  respect to the related  REMIC in all respects and will hold at least a nominal amount of REMIC Residual Certificates.

         The REMIC  Administrator,  as the tax  matters  person or as agent  for the tax  matters  person, subject  to  notice  requirements  and  various  restrictions  and  limitations,  generally  will have the authority to act on behalf of the REMIC and the REMIC Residual  Certificateholders  in connection with the administrative  and judicial review of items of income,  deduction,  gain or loss of the REMIC, as well as the REMIC's classification.  REMIC Residual Certificateholders  generally will be required to report these
REMIC items  consistently with their treatment on the REMIC's tax return and may in some  circumstances be bound by a  settlement  agreement  between the REMIC  Administrator,  as either tax  matters  person or as agent for the tax matters  person,  and the IRS  concerning any such REMIC item.  Adjustments  made to the
REMIC tax return may require a REMIC Residual  Certificateholder to make corresponding  adjustments on its return,  and an audit of the REMIC's tax return,  or the adjustments  resulting from such an audit,  could result  in an  audit  of a REMIC  Residual  Certificateholder's  return.  Any  person  that  holds a REMIC
Residual  Certificate  as a nominee for another  person may be required to furnish the REMIC,  in a manner to be provided in Treasury regulations, with the name and address of the person and other information.

         Reporting of interest  income,  including  any  original  issue  discount,  with respect to REMIC
Regular  Certificates  is  required  annually,   and  may  be  required  more  frequently  under  Treasury
regulations.  These information  reports generally are required to be sent to individual  holders of REMIC
Regular  Interests  and the IRS;  holders of REMIC Regular  Certificates  that are  corporations,  trusts, securities  dealers and some other  non-individuals  will be provided interest and original issue discount income  information and the  information  set forth in the following  paragraph upon request in accordance with the requirements of the applicable  regulations.  The information must be provided by the later of 30 days  after the end of the  quarter  for which  the  information  was  requested,  or two weeks  after the receipt of the  request.  The REMIC must also comply  with rules  requiring  a REMIC  Regular  Certificate issued with original  issue  discount to disclose the  information  to the IRS.  Reporting with respect to the REMIC Residual  Certificates,  including income,  excess inclusions,  investment expenses and relevant information  regarding  qualification  of the REMIC's  assets will be made as required  under the Treasury regulations, generally on a quarterly basis.

         As  applicable,  the REMIC Regular  Certificate  information  reports will include a statement of the adjusted  issue price of the REMIC Regular  Certificate  at the beginning of each accrual  period.  In addition,  the reports will include  information  required by  regulations  with respect to computing  the accrual  of any market  discount.  Because  exact  computation  of the  accrual  of market  discount  on a constant  yield method would require  information  relating to the holder's  purchase price that the REMIC may  not  have,  Treasury  regulations  only  require  that  information  pertaining  to  the  appropriate proportionate  method of accruing market  discount be provided.  See  "REMICS—Taxation  of Owners of REMIC
Regular certificates—Market Discount" in this prospectus.

         The  responsibility  for complying with the foregoing  reporting rules will be borne by the REMIC
Administrator or other party designated in the related prospectus supplement.

         Backup  Withholding With Respect to REMIC  Certificates.  Payments of interest and principal,  as well as  payments  of  proceeds  from  the sale of  REMIC  Certificates,  may be  subject  to the  "backup withholding  tax" under  Section 3406 of the Code if  recipients  of the  payments  fail to furnish to the payor  certain  information,  including  their  taxpayer  identification  numbers,  or  otherwise  fail to establish  an  exemption  from the backup  withholding  tax.  Any amounts  deducted  and  withheld  from a distribution  to a recipient  would be allowed as a credit  against the  recipient's  federal  income tax.
Furthermore,  penalties  may be imposed by the IRS on a recipient  of payments  that is required to supply information but that does not do so in the proper manner.

         Foreign Investors in REMIC Certificates.  A REMIC Regular  Certificateholder that is not a United
States  person and is not subject to federal  income tax as a result of any direct or indirect  connection to the United States in addition to its ownership of a REMIC  Regular  Certificate  will not be subject to
United  States  federal  income  or  withholding  tax in  respect  of a  distribution  on a REMIC  Regular
Certificate,  provided that the holder complies to the extent necessary with identification  requirements, including  delivery  of  a  statement,  signed  by  the  certificateholder  under  penalties  of  perjury, certifying  that the  certificateholder  is not a United  States person and providing the name and address of the  certificateholder.  This  statement  is  generally  made on IRS Form  W-8BEN  and must be  updated whenever  required  information  has  changed  or within 3 calendar  years  after the  statement  is first delivered.  It is possible that the IRS may assert that the foregoing tax exemption  should not apply with respect to a REMIC Regular  Certificate held by a REMIC Residual  Certificateholder  that owns directly or indirectly a 10% or greater  interest in the REMIC Residual  Certificates.  If the holder does not qualify for exemption,  distributions  of interest,  including  distributions in respect of accrued original issue discount,  to the holder may be subject to a tax rate of 30%,  subject to reduction  under any  applicable tax treaty.

         Special  rules  apply  to  partnerships,   estates  and  trusts,  and  in  certain  circumstances
certifications  as to foreign  status and other  matters may be  required  to be provided by partners  and beneficiaries thereof.

         In  addition,  in certain  circumstances  the  foregoing  rules will not apply to exempt a United
States  shareholder of a controlled foreign  corporation from taxation on the United States  shareholder's allocable portion of the interest income received by the controlled foreign corporation.

         Further,  it appears that a REMIC  Regular  Certificate  would not be included in the estate of a non-  resident  alien  individual  and would  not be  subject  to United  States  estate  taxes.  However, certificateholders  who are  non-resident  alien  individuals are encouraged to consult their tax advisors concerning this question.

         Except as stated in the related prospectus  supplement,  transfers of REMIC Residual Certificates to  investors  that are not United  States  persons  will be  prohibited  under the  related  pooling  and servicing agreement.

Notes

         On or prior  to the date of the  related  prospectus  supplement  with  respect  to the  proposed issuance of each series of notes, any of Thacher  Proffitt & Wood llp, Orrick,  Herrington & Sutcliffe LLP
or  Greenberg  Traurig  LLP as counsel to the  depositor,  or another law firm  identified  in the related prospectus  supplement,  will  deliver  its  opinion  to the effect  that,  assuming  compliance  with all provisions of the indenture,  owner trust  agreement and other related  documents,  for federal income tax purposes (1) the notes will be treated as  indebtedness  and (2) the Issuing Entity,  as created  pursuant to the terms and  conditions of the owner trust  agreement,  will not be  characterized  as an association
(or publicly traded  partnership)  taxable as a corporation or as a taxable mortgage pool. For purposes of this tax discussion, references to a "noteholder" or a "holder" are to the beneficial owner of a note.

         Status as Real Property Loans

         Notes held by a domestic  building and loan association will not constitute  "loans . . . secured by an interest in real  property"  within the meaning of Code section  7701(a)(19)(C)(v);  notes held by a real estate  investment  trust will not constitute "real estate assets" within the meaning of Code section
856(c)(4)(A),  and interest on notes will not be considered  "interest on obligations secured by mortgages on real property" within the meaning of Code section 856(c)(3)(B).

         Taxation of Noteholders

         Notes  generally  will be subject to the same rules of  taxation  as REMIC  Regular  Certificates issued by a REMIC,  as described  above,  except that (1) income  reportable  on any notes issued  without original  issue  discount  is not  required  to be reported  under the  accrual  method  unless the holder otherwise  uses the  accrual  method and (2) the  special  rule  treating a portion of the gain on sale or exchange of a REMIC  Regular  Certificate  that does not exceed a specified  amount as ordinary  income is inapplicable to the notes. See  "REMICS—Taxation  of Owners of REMIC Regular  Certificates" and "—Sales of
REMIC Certificates" in this prospectus.

Grantor Trust Funds

         Classification  of  Grantor  Trust  Funds.  On or  prior to the  date of the  related  prospectus supplement  with respect to the proposed  issuance of each series of Grantor  Trust  Certificates,  any of
Thacher  Proffitt & Wood llp, Orrick,  Herrington & Sutcliffe LLP or Greenberg  Traurig LLP, as counsel to the  depositor,  or another law firm  identified in the related  prospectus  supplement,  will deliver its opinion generally to the effect that,  assuming  compliance with all provisions of the related pooling and servicing  agreement,  the related  Grantor Trust Fund will be classified as a grantor trust under subpart
E, part I of subchapter J of Chapter 1 of the Code and not as a partnership or an  association  taxable as a corporation.

         Characterization of Investments in Grantor Trust Certificates.

         Grantor  Trust  Fractional  Interest  Certificates.  In the  case  of  Grantor  Trust  Fractional
Interest  Certificates,  except  as  disclosed  in  the  related  prospectus  supplement,  counsel  to the depositor will deliver an opinion that, in general,  Grantor Trust Fractional  Interest  Certificates will represent  interests  in (1) "loans . . . secured by an interest in real  property"  within the meaning of
Section  7701(a)(19)(C)(v) of the Code; (2) "obligation[s]  (including any participation or Certificate of beneficial  ownership  therein) which [are]  principally  secured by an interest in real property"  within the  meaning of  Section  860G(a)(3)  of the Code;  and (3) "real  estate  assets"  within the  meaning of
Section  856(c)(4)(A)  of the Code.  In addition,  counsel to the  depositor  will deliver an opinion that interest  on  Grantor  Trust  Fractional  Interest  Certificates  will to the same  extent  be  considered
"interest on obligations  secured by mortgages on real property or on interests in real  property"  within the meaning of Section 856(c)(3)(B) of the Code.

         Grantor Trust Strip Certificates.  Even if Grantor Trust Strip Certificates  evidence an interest in a Grantor  Trust Fund  consisting  of  mortgage  loans that are "loans . . . secured by an  interest in real  property"  within the meaning of Section  7701(a)(19)(C)(v)  of the Code,  and "real estate  assets"
within the  meaning  of Section  856(c)(4)(A)  of the Code,  and the  interest  on which is  "interest  on obligations  secured by  mortgages on real  property"  within the meaning of Section  856(c)(3)(B)  of the
Code, it is unclear whether the Grantor Trust Strip  Certificates,  and the income  therefrom,  will be so characterized.  However,  the  policies  underlying  these  sections  (namely,  to  encourage  or  require investments in mortgage loans by thrift  institutions and real estate investment  trusts) may suggest that this  characterization  is  appropriate.  Counsel to the  depositor  will not deliver any opinion on these questions.  Prospective  purchasers to which the  characterization of an investment in Grantor Trust Strip
Certificates  is material  are  encouraged  to consult  their tax advisors  regarding  whether the Grantor
Trust Strip Certificates, and the income therefrom, will be so characterized.

         The Grantor Trust Strip  Certificates  will be  "obligation[s]  (including any  participation  or
Certificate  of beneficial  ownership  therein)  which . . . [are]  principally  secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code.

         Taxation of Owners of Grantor Trust  Fractional  Interest  Certificates.  Holders of a particular series of Grantor Trust  Fractional  Interest  Certificates  generally will be required to report on their federal  income tax returns their shares of the entire income from the mortgage loans  (including  amounts used to pay reasonable  servicing fees and other  expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses.  Because of stripped interests,  market or original issue  discount,  or premium,  the amount  includible in income on account of a Grantor  Trust  Fractional
Interest  Certificate  may  differ  significantly  from  the  amount  distributable  thereon  representing interest on the mortgage  loans.  Under Section 67 of the Code, an  individual,  estate or trust holding a
Grantor Trust  Fractional  Interest  Certificate  directly or through some  pass-through  entities will be allowed a deduction for the  reasonable  servicing fees and expenses only to the extent that the aggregate of the holder's  miscellaneous  itemized  deductions  exceeds two percent of the holder's  adjusted  gross income.  In addition,  Section 68 of the Code  provides that the amount of itemized  deductions  otherwise allowable for an individual  whose  adjusted  gross income  exceeds a specified  amount will be reduced by the lesser of (1) 3% of the excess of the  individual's  adjusted  gross income over the amount or (2) 80%
of the amount of itemized  deductions  otherwise  allowable for the taxable year. The amount of additional taxable income  reportable by holders of Grantor Trust  Fractional  Interest  Certificates who are subject to the  limitations  of  either  Section  67 or  Section  68 of the  Code  may  be  substantial.  Further, certificateholders  (other  than  corporations)  subject  to the  alternative  minimum  tax may not deduct miscellaneous  itemized  deductions  in  determining  the holder's  alternative  minimum  taxable  income.
Although it is not entirely clear,  it appears that in  transactions in which multiple  classes of Grantor
Trust Certificates  (including Grantor Trust Strip  Certificates) are issued, the fees and expenses should be allocated  among the classes of Grantor Trust  Certificates  using a method that  recognizes  that each
such  class  benefits  from  the  related  services.   In  the  absence  of  statutory  or  administrative
clarification  as to the method to be used,  it  currently  is  intended  to base  information  returns or reports to the IRS and  certificateholders  on a method  that  allocates  the  expenses  among  classes of
Grantor  Trust  Certificates  with  respect to each period  based on the  distributions  made to each such class during that period.

         The federal  income tax  treatment  of Grantor  Trust  Fractional  Interest  Certificates  of any
series will depend on whether they are subject to the  "stripped  bond" rules of Section 1286 of the Code.
Grantor Trust  Fractional  Interest  Certificates  may be subject to those rules if (1) a class of Grantor
Trust Strip  Certificates  is issued as part of the same series of  certificates  or (2) the  depositor or any of its  affiliates  retains  (for its own  account  or for  purposes  of  resale) a right to receive a specified  portion of the  interest  payable on the  mortgage  loans.  Further,  the IRS has ruled that an unreasonably  high servicing fee retained by a seller or servicer will be treated as a retained  ownership interest in mortgages that  constitutes a stripped  coupon.  For purposes of determining  what constitutes reasonable  servicing  fees for various types of mortgages  the IRS has  established  "safe  harbors." The servicing fees paid with respect to the mortgage loans for a series of Grantor Trust  Certificates  may be higher than the "safe harbors" and,  accordingly,  may not constitute  reasonable servicing  compensation.
The related prospectus  supplement will include  information  regarding  servicing fees paid to the master servicer,  any subservicer or their  respective  affiliates  necessary to determine  whether the preceding
"safe harbor" rules apply.

         If Stripped  Bond Rules Apply.  If the stripped bond rules apply,  each Grantor Trust  Fractional
Interest  Certificate  will be treated as having been issued with  "original  issue  discount"  within the meaning  of  Section  1273(a)  of the Code,  subject,  however,  to the  discussion  below  regarding  the treatment of some stripped bonds as market  discount bonds and the discussion  regarding de minimis market discount.  See  "REMICS—Taxation  of Owners  of  Grantor  Trust  Fractional  Interest  Certificates—Market
Discount"  below.  Under the  stripped  bond  rules,  the holder of a Grantor  Trust  Fractional  Interest
Certificate  (whether a cash or accrual method  taxpayer) will be required to report  interest income from its Grantor Trust  Fractional  Interest  Certificate  for each month in an amount equal to the income that accrues on the  certificate in that month  calculated  under a constant yield method,  in accordance  with the rules of the Code relating to original issue discount.

         The original  issue  discount on a Grantor  Trust  Fractional  Interest  Certificate  will be the excess of the  certificate's  stated  redemption  price over its issue price. The issue price of a Grantor
Trust  Fractional  Interest  Certificate  as to any  purchaser  will be  equal  to the  price  paid by the purchaser  for the  Grantor  Trust  Fractional  Interest  Certificate.  The stated  redemption  price of a
Grantor  Trust  Fractional  Interest  Certificate  will  be the  sum of all  payments  to be  made  on the certificate,  other than  "qualified  stated  interest,"  if any,  as well as the  certificate's  share of reasonable  servicing fees and other expenses.  See "REMICS—Taxation of Owners of Grantor Trust Fractional
Interest  Certificates—If  Stripped  Bond  Rules Do Not  Apply" in this  prospectus  for a  definition  of
"qualified  stated  interest." In general,  the amount of the income that accrues in any month would equal the product of the holder's  adjusted basis in the Grantor Trust  Fractional  Interest  Certificate at the
beginning of the month (see "Sales of Grantor Trust  Certificates"  in this  prospectus)  and the yield of the Grantor  Trust  Fractional  Interest  Certificate  to the holder.  This yield would be computed at the rate (compounded based on the regular interval between  distribution  dates) that, if used to discount the holder's  share of future  payments on the mortgage  loans,  would cause the present value of those future payments to equal the price at which the holder  purchased the  certificate.  In computing yield under the stripped  bond  rules,  a  certificateholder's  share of future  payments on the  mortgage  loans will not include any  payments  made in respect of any  ownership  interest in the mortgage  loans  retained by the depositor,  the master  servicer,  any subservicer or their  respective  affiliates,  but will include the certificateholder's share of any reasonable servicing fees and other expenses.

         To the extent the Grantor Trust  Fractional  Interest  Certificates  represent an interest in any pool of debt  instruments the yield on which may be affected by reason of  prepayments,  for taxable years beginning  after  August 5, 1997,  Section  1272(a)(6)  of the Code  requires  (1) the use of a reasonable prepayment  assumption in accruing  original issue discount and (2) adjustments in the accrual of original issue  discount when  prepayments  do not conform to the  prepayment  assumption.  It is  uncertain,  if a prepayment  assumption  is  used,  whether  the  assumed  prepayment  rate  would be  determined  based on conditions at the time of the first sale of the Grantor Trust  Fractional  Interest  Certificate  or, with respect to any holder,  at the time of purchase of the Grantor Trust  Fractional  Interest  Certificate by
that  holder.  Certificateholders  are  advised to consult  their own tax  advisors  concerning  reporting original  issue  discount  with  respect  to  Grantor  Trust  Fractional  Interest  Certificates  and,  in
particular, whether a prepayment assumption should be used in reporting original issue discount.

         In the case of a Grantor Trust Fractional Interest  Certificate  acquired at a price equal to the principal  amount of the mortgage loans allocable to the certificate,  the use of a prepayment  assumption generally  would not have any  significant  effect on the yield used in  calculating  accruals of interest income. In the case, however, of a Grantor Trust Fractional  Interest  Certificate  acquired at a discount or premium (that is, at a price less than or greater than the  principal  amount,  respectively),  the use of a reasonable  prepayment  assumption  would  increase or decrease  the yield,  and thus  accelerate  or decelerate, respectively, the reporting of income.

         If a prepayment  assumption is not used,  then when a mortgage  loan prepays in full,  the holder of a Grantor Trust  Fractional  Interest  Certificate  acquired at a discount or a premium  generally will recognize  ordinary  income or loss equal to the difference  between the portion of the prepaid  principal amount of the mortgage  loan that is allocable to the  certificate  and the portion of the adjusted  basis of the  certificate  that is allocable to the  certificateholder's  interest in the  mortgage  loan.  If a prepayment  assumption  is used,  it appears that no separate  item of income or loss should be recognized upon a  prepayment.  Instead,  a  prepayment  should  be  treated  as a  partial  payment  of  the  stated
redemption  price of the Grantor Trust  Fractional  Interest  Certificate and accounted for under a method similar to that described for taking  account of original  issue  discount on REMIC Regular  Certificates.
See  "REMICS—Taxation  of  Owners  of  REMIC  Regular   Certificates—Original   Issue  Discount"  in  this
prospectus.  It is unclear whether any other adjustments would be required to reflect  differences between an assumed prepayment rate and the actual rate of prepayments.

         It  is   currently   intended   to  base   information   reports   or  returns  to  the  IRS  and
certificateholders  in  transactions  subject to the stripped bond rules on a Prepayment  Assumption  that will  be  disclosed  in the  related  prospectus  supplement  and on a  constant  yield  computed  using a representative  initial  offering price for each class of  certificates.  However,  none of the depositor, the master  servicer or the trustee  will make any  representation  that the  mortgage  loans will in fact prepay at a rate conforming to the Prepayment Assumption or any other rate and  certificateholders  should bear in mind that the use of a  representative  initial  offering  price  will  mean that the  information returns or reports,  even if  otherwise  accepted  as  accurate by the IRS,  will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

         Under  Treasury  regulation  Section  1.1286-1,  some stripped  bonds are to be treated as market discount bonds and,  accordingly,  any purchaser of such a bond is to account for any discount on the bond as market  discount  rather than  original  issue  discount.  This  treatment  only applies,  however,  if immediately  after the most recent  disposition of the bond by a person stripping one or more coupons from the bond and  disposing  of the bond or  coupon  (1) there is no  original  issue  discount  (or only a de minimis  amount of original  issue  discount)  or (2) the annual  stated  rate of interest  payable on the original  bond is no more than one  percentage  point lower than the gross  interest  rate  payable on the original  mortgage  loan  (before  subtracting  any  servicing  fee or any stripped  coupon).  If interest payable on a Grantor Trust  Fractional  Interest  Certificate is more than one percentage point lower than the gross interest rate payable on the mortgage  loans,  the related  prospectus  supplement will disclose that fact.  If the original  issue  discount or market  discount on a Grantor  Trust  Fractional  Interest
Certificate  determined  under the stripped bond rules is less than 0.25% of the stated  redemption  price multiplied by the weighted  average  maturity of the mortgage loans,  then that original issue discount or market  discount will be considered to be de minimis.  Original issue discount or market  discount of only a de  minimis  amount  will be  included  in income in the same  manner as de minimis  original  issue and market discount described in  "Characteristics  of Investments in Grantor Trust  Certificates—If  Stripped
Bond Rules Do Not Apply" and"—Market Discount" below.

         If  Stripped  Bond  Rules  Do Not  Apply.  Subject  to the  discussion  below on  original  issue discount,  if the stripped bond rules do not apply to a Grantor  Trust  Fractional  Interest  Certificate,
the  certificateholder  will be required to report its share of the interest  income on the mortgage loans in accordance  with the  certificateholder's  normal method of  accounting.  The original  issue  discount rules will  apply to a Grantor  Trust  Fractional  Interest  Certificate  to the  extent it  evidences  an interest in mortgage loans issued with original issue discount.

         The original issue  discount,  if any, on the mortgage  loans will equal the  difference  between the stated  redemption price of the mortgage loans and their issue price.  Under the OID Regulations,  the stated  redemption  price is equal to the total of all payments to be made on the mortgage loan other than
"qualified stated interest."  "Qualified stated interest" is interest that is  unconditionally  payable at least  annually  at a single  fixed  rate,  or at a  "qualified  floating  rate," an  "objective  rate," a combination of a single fixed rate and one or more "qualified  floating  rates" or one "qualified  inverse floating  rate," or a  combination  of "qualified  floating  rates" that does not operate in a manner that accelerates or defers  interest  payments on the mortgage loan. In general,  the issue price of a mortgage loan will be the amount  received by the borrower  from the lender  under the terms of the mortgage  loan, less any "points"  paid by the  borrower,  and the stated  redemption  price of a mortgage loan will equal its principal  amount,  unless the mortgage loan provides for an initial  below-market rate of interest or the  acceleration or the deferral of interest  payments.  The  determination  as to whether original issue discount  will be  considered  to be de minimis will be  calculated  using the same test  described in the
REMIC discussion. See "—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount" above.

         In the case of  mortgage  loans  bearing  adjustable  or  variable  interest  rates,  the related prospectus  supplement  will  describe the manner in which the rules will be applied with respect to those mortgage  loans  by  the  master  servicer  or  the  trustee  in  preparing  information  returns  to  the certificateholders and the IRS.

         If original  issue  discount is in excess of a de minimis  amount,  all original  issue  discount with respect to a mortgage  loan will be required to be accrued and  reported in income each month,  based on a constant  yield.  Section  1272(a)(6) of the Code  requires  that a prepayment  assumption be made in computing  yield  with  respect  to any pool of debt  instruments  the yield on which may be  affected  by reason of  prepayments.  Accordingly,  for  certificates or notes backed by these pools, it is intended to base information reports and returns to the IRS and  certificateholders  for taxable years beginning after
August 5, 1997,  on the use of a prepayment  assumption.  Certificateholders  are advised to consult their own tax advisors  concerning  whether a prepayment  assumption should be used in reporting  original issue discount with respect to Grantor Trust Fractional Interest Certificates.  Certificateholders  should refer to the related  prospectus  supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to mortgage loans in the series.

         A purchaser of a Grantor Trust Fractional  Interest  Certificate that purchases the Grantor Trust
Fractional Interest  Certificate at a cost less than the certificate's  allocable portion of the aggregate remaining  stated  redemption  price of the mortgage loans held in the related issuing entity will also be required to include in gross income the  certificate's  daily portions of any original issue discount with respect to the  mortgage  loans.  However,  each such daily  portion  will be reduced,  if the cost of the
Grantor  Trust  Fractional  Interest  Certificate  to the  purchaser  is in  excess  of the  certificate's allocable  portion of the  aggregate  "adjusted  issue  prices" of the mortgage  loans held in the related issuing entity,  approximately in proportion to the ratio the excess bears to the certificate's  allocable portion of the  aggregate  original  issue  discount  remaining to be accrued on the mortgage  loans.  The adjusted  issue price of a mortgage  loan on any given day equals the sum of (1) the adjusted  issue price
(or, in the case of the first  accrual  period,  the issue price) of the mortgage loan at the beginning of the accrual  period that includes the day and (2) the daily  portions of original  issue  discount for all days  during the accrual  period  prior to the day.  The  adjusted  issue price of a mortgage  loan at the beginning  of any  accrual  period  will equal the issue  price of the  mortgage  loan,  increased  by the aggregate  amount of original  issue  discount  with  respect to the  mortgage  loan that accrued in prior accrual  periods,  and reduced by the amount of any payments  made on the mortgage  loan in prior  accrual periods of amounts included in its stated redemption price.

         In addition to its regular  reports,  the master  servicer or the trustee,  except as provided in the related  prospectus  supplement,  will provide to any holder of a Grantor  Trust  Fractional  Interest
Certificate  such  information  as the holder may  reasonably  request  from time to time with  respect to original issue discount  accruing on Grantor Trust Fractional  Interest  Certificates.  See "Grantor Trust
Reporting" below.

         Market  Discount.  If the  stripped  bond  rules do not  apply to the  Grantor  Trust  Fractional
Interest  Certificate,  a  certificateholder  may be subject to the market discount rules of Sections 1276 through  1278 of the Code to the  extent  an  interest  in a  mortgage  loan is  considered  to have  been purchased at a "market  discount,"  that is, in the case of a mortgage loan issued without  original issue discount,  at a purchase price less than its remaining stated  redemption price (as defined above),  or in the case of a mortgage  loan  issued  with  original  issue  discount,  at a purchase  price less than its adjusted  issue  price (as defined  above).  If market  discount  is in excess of a de minimis  amount (as described  below),  the holder generally will be required to include in income in each month the amount of the discount that has accrued  (under the rules  described in the next  paragraph)  through the month that has not previously been included in income,  but limited,  in the case of the portion of the discount that is allocable to any mortgage  loan,  to the payment of stated  redemption  price on the mortgage loan that is  received  by the  issuing  entity in that  month.  A  certificateholder  may elect to  include  market discount  in income  currently  as it accrues  (under a constant  yield  method  based on the yield of the certificate to the holder)  rather than including it on a deferred basis in accordance  with the foregoing under rules  similar to those  described  in  "—Taxation  of Owners of REMIC  Regular  Certificates—Market
Discount" above.

         Section  1276(b)(3)  of  the  Code  authorized  the  Treasury  Department  to  issue  regulations providing  for the method for accruing  market  discount on debt  instruments,  the  principal of which is payable  in more  than one  installment.  Until  such  time as  regulations  are  issued  by the  Treasury
Department,  some rules described in the Committee  Report will apply.  Under those rules, in each accrual period market  discount on the mortgage loans should accrue,  at the  certificateholder's  option:  (1) on the basis of a constant  yield method,  (2) in the case of a mortgage loan issued  without  original issue discount,  in an amount  that bears the same ratio to the total  remaining  market  discount as the stated
interest  paid in the  accrual  period  bears to the total  stated  interest  remaining  to be paid on the mortgage  loan as of the  beginning of the accrual  period,  or (3) in the case of a mortgage  loan issued with  original  issue  discount,  in an amount  that  bears the same ratio to the total  remaining  market discount as the original  issue  discount  accrued in the accrual period bears to the total original issue discount  remaining at the beginning of the accrual  period.  The prepayment  assumption,  if any, used in calculating  the accrual of original  issue  discount is to be used in  calculating  the accrual of market discount.  The  effect of using a  prepayment  assumption  could be to  accelerate  the  reporting  of the discount income.

         Because the mortgage loans will provide for periodic  payments of stated  redemption  price,  the market discount may be required to be included in income at a rate that is not  significantly  slower than the rate at which the discount would be included in income if it were original issue discount.

         Market  discount  with respect to mortgage  loans may be  considered to be de minimis and, if so,
will  be   includible  in  income  under  de  minimis   rules   similar  to  those   described   above  in
"—REMICs—Taxation  of Owners of REMIC Regular  Certificates—Original  Issue  Discount"  with the exception that it is less  likely  that a  prepayment  assumption  will be used for  purposes  of these  rules  with respect to the mortgage loans.

         Further,   under  the  rules   described  in   "—REMICs—Taxation   of  Owners  of  REMIC  Regular
Certificates—Market  Discount,"  above,  any discount that is not original issue discount and exceeds a de minimis  amount may require the deferral of interest  expense  deductions  attributable  to accrued market discount  not yet  includible  in  income,  unless an  election  has been made to report  market  discount currently as it accrues. This rule applies without regard to the origination dates of the mortgage loans.

         Premium.  If a  certificateholder  is treated as acquiring  the  underlying  mortgage  loans at a premium,  that is, at a price in excess of their remaining stated redemption price, the  certificateholder may elect  under  Section  171 of the Code to amortize  using a constant  yield  method the portion of the premium  allocable to mortgage loans originated after September 27, 1985.  Amortizable  premium is treated as an offset to  interest  income on the  related  debt  instrument,  rather  than as a separate  interest deduction.  However,  premium  allocable to mortgage  loans  originated  before  September  28, 1985 or to mortgage loans for which an amortization  election is not made,  should be allocated among the payments of stated  redemption  price on the mortgage  loan and be allowed as a deduction  as these  payments are made
(or,  for a  certificateholder  using  the  accrual  method of  accounting,  when the  payments  of stated
redemption price are due).

         It is  unclear  whether a  prepayment  assumption  should be used in  computing  amortization  of premium  allowable  under  Section  171 of the Code.  If premium is not  subject to  amortization  using a prepayment  assumption  and a mortgage  loan  prepays in full,  the holder of a Grantor  Trust  Fractional
Interest  Certificate  acquired at a premium should recognize a loss, equal to the difference  between the portion of the prepaid  principal  amount of the mortgage  loan that is allocable to the  certificate  and the portion of the  adjusted  basis of the  certificate  that is  allocable  to the  mortgage  loan.  If a prepayment  assumption  is used to amortize  premium,  it appears  that such a loss would be  unavailable.
Instead,  if a prepayment  assumption is used, a prepayment  should be treated as a partial payment of the stated  redemption  price of the Grantor Trust Fractional  Interest  Certificate and accounted for under a method  similar to that  described  for  taking  account  of  original  issue  discount  on REMIC  Regular
Certificates.  See  "REMICS—Taxation of Owners of REMIC Regular  Certificates—Original  Issue discount" in this  prospectus.  It is unclear whether any other  adjustments  would be required to reflect  differences between the prepayment assumption used, and the actual rate of prepayments.

         Taxation of Owners of Grantor Trust Strip  Certificates.  The "stripped  coupon" rules of Section
1286 of the Code  will  apply to the  Grantor  Trust  Strip  Certificates.  Except as  described  above in
"Characterization  of  Investments  in  Grantor  Trust  Certificates—If  Stripped  Bond  Rules  Apply," no
regulations  or published  rulings  under  Section 1286 of the Code have been issued and some  uncertainty exists  as to how it will  be  applied  to  securities  such  as the  Grantor  Trust  Strip  Certificates.
Accordingly,  holders of  Grantor  Trust  Strip  Certificates  are  encouraged  to  consult  their own tax advisors concerning the method to be used in reporting income or loss with respect to the certificates.

         The OID Regulations do not apply to "stripped  coupons,"  although they provide general  guidance as to how the original issue discount  sections of the Code will be applied.  In addition,  the discussion below is subject to the discussion under "—Possible  Application of Contingent  Payment Rules" and assumes that the holder of a Grantor Trust Strip  Certificate will not own any Grantor Trust  Fractional  Interest
Certificates.

         Under the stripped  coupon rules,  it appears that original issue discount will be required to be accrued in each month on the  Grantor  Trust  Strip  Certificates  based on a constant  yield  method.  In effect,  each holder of Grantor Trust Strip  Certificates  would include as interest  income in each month an amount equal to the product of the holder's  adjusted  basis in the Grantor Trust Strip  Certificate at the  beginning  of that month and the yield of the Grantor  Trust  Strip  Certificate  to the holder.  The yield would be calculated  based on the price paid for that Grantor Trust Strip  Certificate by its holder and the payments  remaining to be made thereon at the time of the purchase,  plus an allocable  portion of the servicing fees and expenses to be paid with respect to the mortgage loans.  See  "Characterization  of
Investments in Grantor Trust Certificates—If Stripped Bond Rules Apply" above.

         As noted above,  Section 1272(a)(6) of the Code requires that a prepayment  assumption be used in computing  the accrual of original  issue  discount with respect to some  categories of debt  instruments, and that  adjustments  be made in the amount and rate of accrual of the discount when  prepayments  do not conform to the  prepayment  assumption.  To the extent the Grantor Trust Strip  Certificates  represent an interest in any pool of debt  instruments  the yield on which may be  affected  by reason of  prepayments, those  provisions  will apply to the Grantor Trust Strip  Certificates  for taxable years  beginning after
August 5, 1997. It is uncertain,  if a prepayment  assumption is used, whether the assumed prepayment rate would be  determined  based on  conditions  at the  time of the  first  sale of the  Grantor  Trust  Strip
Certificate  or, with  respect to any  subsequent  holder,  at the time of  purchase of the Grantor  Trust
Strip Certificate by that holder.

         The accrual of income on the Grantor Trust Strip  Certificates will be significantly  slower if a prepayment  assumption  is  permitted  to be made than if yield is computed  assuming no  prepayments.  It currently  is intended to base  information  returns or reports to the IRS and  certificateholders  on the
Prepayment  Assumption  disclosed in the related  prospectus  supplement  and on a constant yield computed using a  representative  initial  offering  price for each  class of  certificates.  However,  none of the depositor,  the master servicer or the trustee will make any  representation  that the mortgage loans will in  fact  prepay  at  a  rate  conforming  to  the  Prepayment  Assumption  or  at  any  other  rate,  and certificateholders  should bear in mind that the use of a representative  initial offering price will mean that the information  returns or reports,  even if otherwise  accepted as accurate by the IRS, will in any event be  accurate  only as to the  initial  certificateholders  of each  series who bought at that price.
Prospective  purchasers of the Grantor Trust Strip  Certificates  are  encouraged to consult their own tax advisors regarding the use of the Prepayment Assumption.
         It is unclear  under what  circumstances,  if any, the  prepayment  of a mortgage  loan will give rise to a loss to the holder of a Grantor Trust Strip  Certificate.  If a Grantor Trust Strip  Certificate
is treated as a single  instrument  (rather than an interest in discrete mortgage loans) and the effect of prepayments  is  taken  into  account  in  computing  yield  with  respect  to  the  Grantor  Trust  Strip
Certificate,  it appears that no loss may be available as a result of any  particular  prepayment,  except possibly if  prepayments  occur at a rate faster than the  Prepayment  Assumption.  However,  if a Grantor
Trust  Strip  Certificate  is treated as an  interest in discrete  mortgage  loans,  or if the  Prepayment
Assumption  is not used,  then when a  mortgage  loan is  prepaid,  the  holder of a Grantor  Trust  Strip
Certificate  should be able to  recognize a loss equal to the portion of the  adjusted  issue price of the
Grantor Trust Strip Certificate that is allocable to the mortgage loan.

         Possible  Application of Contingent  Payment Rules. The coupon stripping rules' general treatment of  stripped  coupons  is to  regard  them  as  newly  issued  debt  instruments  in  the  hands  of  each purchaser.  To the extent  that  payments  on the  Grantor  Trust  Strip  Certificates  would cease if the mortgage loans were prepaid in full, the Grantor Trust Strip  Certificates  could be considered to be debt instruments providing for contingent payments.  Under the OID Regulations,  debt instruments providing for contingent  payments are not subject to the same rules as debt  instruments  providing  for  noncontingent payments.  Regulations were promulgated on June 14, 1996,  regarding  contingent  payment debt instruments
(the  "Contingent  Payment  Regulations"),  but it appears that Grantor Trust Strip  Certificates,  to the extent  subject to Section  1272(a)(6)  of the Code,  as described  above,  or due to their  similarity to other  mortgage-backed  securities(such as REMIC regular interests and debt instruments subject to Section
1272(a)(6)  of the Code) that are  expressly  excepted  from the  application  of the  Contingent  Payment
Regulations,  are or may be excepted from these  regulations.  Like the OID  Regulations,  the  Contingent
Payment  Regulations  do  not  specifically   address   securities,   such  as  the  Grantor  Trust  Strip
Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

         If the  contingent  payment rules under the Contingent  Payment  Regulations  were to apply,  the holder of a Grantor Trust Strip  Certificate would be required to apply the  "noncontingent  bond method."
Under  the  "noncontingent  bond  method,"  the  issuing  entity  of a  Grantor  Trust  Strip  Certificate determines a projected  payment  schedule on which  interest  will accrue.  Holders of Grantor Trust Strip
Certificates  are  bound by the  issuing  entity's  projected  payment  schedule.  The  projected  payment schedule consists of all noncontingent  payments and a projected amount for each contingent  payment based on the projected yield (as described below) of the Grantor Trust Strip  Certificate.  The projected amount of each payment is determined so that the projected  payment  schedule  reflects the projected  yield. The projected amount of each payment must reasonably  reflect the relative  expected values of the payments to be received by the holder of a Grantor Trust Strip  Certificate.  The projected yield referred to above is a reasonable  rate,  not less than the  "applicable  Federal  rate" that,  as of the issue date,  reflects general  market  conditions,  the credit  quality of the  Depositor,  and the terms and  conditions of the mortgage loans. The holder of a Grantor Trust Strip  Certificate  would be required to include as interest income in each month the adjusted  issue price of the Grantor Trust Strip  Certificate at the beginning of the  period  multiplied  by the  projected  yield,  and would add to, or  subtract  from,  the  income any variation between the payment actually received in that month and the payment  originally  projected to be made in that month.

         Assuming that a prepayment  assumption were used, if the Contingent Payment  Regulations or their principles  were applied to Grantor Trust Strip  Certificates,  the amount of income reported with respect thereto  would be  substantially  similar to that  described  under  "Taxation of Owners of Grantor  Trust
Strip  Certificates" in this prospectus.  Certificateholders  are encouraged to consult their tax advisors concerning  the  possible  application  of the  contingent  payment  rules  to  the  Grantor  Trust  Strip
Certificates.

         Sales of  Grantor  Trust  Certificates.  Any gain or loss  equal to the  difference  between  the amount  realized  on the  sale  or  exchange  of a  Grantor  Trust  Certificate  and its  adjusted  basis, recognized  on the sale or exchange of a Grantor  Trust  Certificate  by an investor who holds the Grantor
Trust  Certificate as a capital asset,  will be capital gain or loss,  except to the extent of accrued and unrecognized  market  discount,  which will be treated as ordinary  income,  and (in the case of banks and other financial  institutions)  except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor  Trust  Certificate  generally  will equal its cost,  increased  by any income  reported  by the seller  (including  original issue discount and market  discount  income) and reduced (but not below zero)
by any previously  reported losses,  any amortized  premium and by any  distributions  with respect to the
Grantor Trust Certificate.

         Gain or loss from the sale of a Grantor  Trust  Certificate  may be partially or wholly  ordinary and not capital in some  circumstances.  Gain  attributable  to accrued and  unrecognized  market discount will be  treated  as  ordinary  income,  as will gain or loss  recognized  by banks  and  other  financial institutions subject Section 582(c) of the Code.  Furthermore,  a portion of any gain that might otherwise be capital  gain may be treated as ordinary  income to the extent that the Grantor  Trust  Certificate  is held as part of a  "conversion  transaction"  within the meaning of Section 1258 of the Code. A conversion transaction  generally  is one in which  the  taxpayer  has  taken  two or more  positions  in the same or similar property that reduce or eliminate market risk, if  substantially  all of the taxpayer's  return is attributable  to the time value of the taxpayer's net  investment in the  transaction.  The amount of gain realized in a  conversion  transaction  that is  recharacterized  as ordinary  income  generally  will not exceed the amount of interest  that would have accrued on the  taxpayer's  net  investment  at 120% of the appropriate  "applicable  Federal rate" (which rate is computed and  published  monthly by the IRS) at the time the taxpayer  enters into the  conversion  transaction,  subject to  appropriate  reduction for prior inclusion  of interest  and other  ordinary  income items from the  transaction.  Finally,  a taxpayer may elect to have net capital gain taxed at ordinary  income  rates  rather than capital  gains rates in order to include the net capital  gain in total net  investment  income for that taxable  year,  for purposes of the rule that limits the  deduction  of interest on  indebtedness  incurred to purchase or carry  property held for investment to a taxpayer's net investment income.

         Grantor  Trust  Reporting.  The master  servicer or the trustee  will furnish to each holder of a
Grantor  Trust  Fractional  Interest  Certificate  with each  distribution  a statement  setting forth the amount of the  distribution  allocable  to  principal  on the  underlying  mortgage  loans and to interest thereon at the related  pass-through  rate. In addition,  the master servicer or the trustee will furnish, within a  reasonable  time  after  the end of each  calendar  year,  to each  holder  of a  Grantor  Trust
Certificate who was a holder at any time during that year,  information  regarding the amount of servicing compensation  received by the master servicer and  subservicer  (if any) and any other  customary  factual information  as the master  servicer or the trustee  deems  necessary or  desirable  to enable  holders of
Grantor Trust  Certificates  to prepare their tax returns and will furnish  comparable  information to the
IRS as and when required by law to do so. Because the rules for accruing  discount and amortizing  premium with respect to the Grantor Trust  Certificates are uncertain in various  respects,  there is no assurance the IRS will agree with the issuing  entity's  information  reports of these items of income and  expense.
Moreover,  these  information  reports,  even if  otherwise  accepted as accurate by the IRS,  will in any event be  accurate  only as to the  initial  certificateholders  that  bought  their  certificates  at the representative initial offering price used in preparing the reports.

         Except as disclosed in the related prospectus  supplement,  the responsibility for complying with the foregoing reporting rules will be borne by the master servicer or the trustee.

         Backup Withholding.  In general, the rules described in "—REMICS—Backup  Withholding with Respect to REMIC Certificates" in this prospectus will also apply to Grantor Trust Certificates.

         Foreign  Investors.  In general,  the discussion  with respect to REMIC Regular  certificates  in
"REMICS—Foreign  Investors in REMIC Certificates" in this prospectus applies to Grantor Trust Certificates except that Grantor Trust  Certificates  will, except as disclosed in the related  prospectus  supplement, be  eligible  for  exemption  from U.S.  withholding  tax,  subject  to the  conditions  described  in the discussion, only to the extent the related mortgage loans were originated after July 18, 1984.

         To the extent  that  interest  on a Grantor  Trust  Certificate  would be exempt  under  Sections
871(h)(1) and 881(c) of the Code from United  States  withholding  tax, and the Grantor Trust  Certificate is not held in connection with a  certificateholder's  trade or business in the United States, the Grantor
Trust  Certificate  will not be  subject to United  States  estate  taxes in the estate of a  non-resident alien individual.

Taxation of Classes of Exchangeable Securities

         General

         The arrangement  pursuant to which the ES Classes of a series are created,  sold and administered will be  classified  as a  grantor  trust  under  subpart  E,  part I of  subchapter  J of the  Code.  The interests in the classes of securities  that have been  exchanged for ES Classes will be the assets of the exchangeable  security trust fund, and the ES Classes  represent  beneficial  ownership of these interests in the classes of securities.

         Tax Status

         The ES  Classes  will  represent  "real  estate  assets"  within  the  meaning  of  Code  Section
856(c)(4)(A) and assets described in Section  7701(a)(19)(C)  of the Code, and original issue discount and interest  accruing on ES Classes  will  represent  "interest on  obligations  secured by mortgages on real property"  within the  meaning  of  Section  856(c)(3)(B)  of the Code,  in each  case,  to the extent the securities or income on the  securities  would be qualifying if held directly  (although the matter is not entirely  clear for Strips,  defined  below).  ES Classes  will be  "qualified  mortgages"  under  Section
860G(a) (3) of the Code for a REMIC to the extent the  securities  the interest in which is represented by such classes would be qualifying if held directly.

         Tax Accounting for Exchangeable Securities

         An ES Class represents  beneficial  ownership of an interest in one or more classes of securities
on  deposit  in  an  exchangeable   security  trust  fund,  as  specified  in  the  applicable  prospectus supplement.  If it represents an interest in more than one class of securities,  a purchaser must allocate its basis in the ES Class  among the  interests  in the classes of  securities  in  accordance  with their relative fair market  values as of the time of  acquisition.  Similarly,  on the sale of such an ES Class, the  holder  must  allocate  the  amount  received  on the sale  among the  interests  in the  classes  of securities in accordance with their relative fair market values as of the time of sale.

         The holder of an ES Class must  account  separately  for each  interest in a class of  securities
(there may be only one such  interest).  Where the  interest  represents  a pro rata portion of a class of securities  that are  REMIC  regular  securities,  the  holder  of the ES Class  should  account  for such interest as described under  "REMICS—Taxation  of Owners of REMIC Regular  Certificates"  above. Where the interest  represents  beneficial  ownership  of a  disproportionate  part of the  principal  and  interest payments on a class of securities (a "Strip"),  the holder is treated as owning,  pursuant to Section 1286 of the Code,  "stripped bonds" to the extent of its share of principal  payments and "stripped coupons" to the extent of its share of interest  payments on such class of  securities.  We intend to treat each Strip as a single debt  instrument  for  purposes  of  information  reporting.  The IRS,  however,  could take a different  position.  For  example,  the IRS could  contend  that a Strip  should be treated as a pro rata part of the class of securities to the extent that the Strip  represents a pro rata portion  thereof,  and
"stripped  bonds" or  "stripped  coupons"  with respect to the  remainder.  An investor is  encouraged  to consult its tax advisor regarding this matter.

         A holder of an ES Class should  calculate  original issue discount with respect to each Strip and include it in ordinary  income as it  accrues,  which may be before the  receipt of cash  attributable  to such income,  in accordance  with a constant  interest  method that takes into account the  compounding of interest.  The holder should  determine  its yield to maturity  based on its purchase  price  allocated to the Strip and on a schedule of payments  projected using a prepayment  assumption,  and then make periodic adjustments  to take into account  actual  prepayment  experience.  With  respect to a particular  holder,
Treasury  regulations do not address whether the prepayment  assumption  used to calculate  original issue discount  would be  determined  at the time of purchase of the Strip or would be the  original  prepayment assumption  with respect to the related class of securities.  Further,  if the related class of securities is subject to redemption as described in the applicable  prospectus  supplement,  Treasury  regulations do not address the extent to which such  prepayment  assumption  should take into account the  possibility of the retirement of the Strip  concurrently  with the  redemption of such class of  securities.  An investor is encouraged to consult its tax advisor  regarding these matters.  For purposes of information  reporting relating to original issue  discount,  the original  yield to maturity of the Strip,  determined as of the date of issuance of the series, will be calculated based on the original prepayment assumption.

         If original  issue discount  accruing with respect to a Strip,  computed as described  above,  is negative  for any period,  the holder may be entitled to offset such amount only against  future  positive original  issue discount  accruing from such Strip (or possibly also against  original issue discount from prior  periods).  We intend to report by  offsetting  negative OID accruals only against  future  positive accruals of OID.  Although  not entirely  free from doubt,  such a holder may be entitled to deduct a loss to the extent that its  remaining  basis would exceed the maximum  amount of future  payments to which the holder is entitled  with respect to such Strip,  assuming no further  prepayments  of the  Mortgages  (or, perhaps,  assuming  prepayments at a rate equal to the prepayment  assumption).  Although the issue is not free  from  doubt,  all or a  portion  of such loss may be  treated  as a  capital  loss if the Strip is a capital asset in the hands of the holder.

         A  holder  realizes  gain or loss on the  sale of a Strip in an  amount  equal to the  difference between the amount  realized and its adjusted basis in such Strip.  The holder's  adjusted basis generally is equal to the  holder's  allocated  cost of the Strip,  increased  by income  previously  included,  and reduced (but not below zero) by  distributions  previously  received.  Except as described below, any gain or loss on such sale  generally  is capital  gain or loss if the holder has held its interest as a capital asset and is long-term if the interest has been held for the long-term  capital gain holding  period (more than one year).  Such gain or loss will be  ordinary  income or loss (1) for a bank or thrift  institution or (2) if the  securities  are REMIC regular  securities to the extent income  recognized by the holder is less than the income  that  would  have been  recognized  if the yield on such  interest  were 110% of the applicable federal rate under Section 1274(d) of the Code.

         If a holder exchanges a single ES Class, an "Exchanged ES Class",  for several ES Classes,  each, a  "Received  ES Class,"  and then  sells one of the  Received  ES  Classes,  the sale may be subject  the investor to the coupon  stripping  rules of Section 1286 of the Code.  The holder must  allocate its basis in the  Exchanged ES Class between the part of such class  underlying  the Received ES Class that was sold and the part of the  Exchanged  ES Class  underlying  the  Received  ES  Classes  that were  retained,  in proportion  to their  relative  fair market  values as of the date of such sale.  The holder is treated as purchasing  the interest  retained for the amount of basis  allocated  to such  interest.  The holder must calculate original issue discount with respect to the retained interest as described above.

         Although  the  matter is not free  from  doubt,  a holder  that  acquires  in one  transaction  a combination  of ES Classes  that may be  exchanged  for a single ES Class that is  identical to a class of securities  that is on deposit  in the  related  exchangeable  security  trust  fund  should be treated as owning the relevant class of securities.

         Exchanges of Exchangeable Securities

         An  exchange  of an  interest  in one or more ES  Classes  for an  interest  in one or more other related  ES  Classes  that  are  part of the  same  combination,  or vice  versa,  will  not be a  taxable exchange.  After the  exchange,  the holder is treated as  continuing to own the interests in the class or classes of exchangeable securities that it owned immediately before the exchange.

         Tax Treatment of Foreign Investors

         A foreign  holder of an ES Class is subject to taxation in the same manner as foreign  holders of
REMIC  Regular  Certificates.  Such manner of taxation is discussed  under the heading in this  prospectus
"—REMICS —Foreign Investors in REMIC Certificates."

         Backup Withholding

         A holder of an ES Class is subject to backup  withholding  rules  similar to those  applicable to
REMIC  Regular  Certificates.  Such manner of taxation is discussed  under the heading in this  prospectus
"—REMICS —Backup Withholding With Respect to REMIC Certificates."

         Reporting and Administrative Matters

         Reports  will be made to the IRS and to  holders of record of ES  Classes  that are not  excepted from the reporting requirements.

Callable Classes

         The tax  consequences  of holding or selling a Callable  Class will be  discussed  in the related
Prospectus Supplement.

                                            PENALTY AVOIDANCE

         The  summary of tax  considerations  contained  in this  prospectus  was  written to support  the promotion  and  marketing of the  securities,  and was not  intended or written to be used,  and cannot be used, by a taxpayer for the purpose of avoiding  United States  Federal  income tax penalties  that may be imposed.  Each  taxpayer is  encouraged to seek advice based on the  taxpayer's  particular  circumstances from an independent tax advisor.

                                     STATE AND OTHER TAX CONSEQUENCES

         In addition to the federal  income tax  consequences  described  in this  prospectus  in "Federal
Income Tax  Consequences",  potential  investors  should consider the state and local tax  consequences of the  acquisition,  ownership,  and  disposition  of the securities  offered under this  prospectus and the prospectus  supplement.  State and local law may differ  substantially from the corresponding  federal tax law,  and the  discussion  above does not purport to  describe  any aspect of the tax laws of any state or other  jurisdiction.  Therefore,  prospective  investors are  encouraged to consult their own tax advisors with respect to the various state and other tax  consequences  of investments  in the  securities  offered under this prospectus and the prospectus supplement.

                                           ERISA CONSIDERATIONS

         Sections 404 and 406 of ERISA impose fiduciary and prohibited  transaction  restrictions on ERISA
Plans and on various other retirement plans and arrangements,  including bank collective  investment funds and insurance  company  general and separate  accounts in which ERISA Plans are invested.  Section 4975 of the Code imposes  essentially the same  prohibited  transaction  restrictions on Tax Favored Plans.  ERISA and the Code  prohibit  a broad  range of  transactions  involving  assets  of Plans  and  persons  having obtained  certain  relationships  to  a  Plan,  called  "Parties  in  Interest",  unless  a  statutory  or administrative exemption is available with respect to any such transaction.

         Some  employee  benefit  plans,  including  governmental  plans (as  defined in Section  3(32) of
ERISA),  and, if no election has been made under Section  410(d) of the Code,  church plans (as defined in
Section  3(33) of ERISA) are not  subject to the ERISA  requirements.  Accordingly,  assets of these plans may be invested in the securities without regard to the ERISA  considerations  described below, subject to the  provisions  of other  applicable  federal,  state and local law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code,  however,  is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         ERISA generally imposes on Plan fiduciaries  general fiduciary  requirements,  including those of investment  prudence and  diversification  and the requirement  that a Plan's  investments be made for the exclusive  benefit of Plan  participants  and their  beneficiaries  and in  accordance  with the documents governing the Plan. Any person who has  discretionary  authority or control with respect to the management or disposition  of a Plan's assets,  or Plan Assets,  and any person who provides  investment  advice with respect to Plan Assets for a fee is a fiduciary of the  investing  Plan.  If the mortgage  loans and other assets  included  in the  issuing  entity  were to  constitute  Plan  Assets,  then any  party  exercising management  or  discretionary  control  with  respect  to those  Plan  Assets  may be  deemed to be a Plan
"fiduciary,"  and thus subject to the  fiduciary  responsibility  provisions  of ERISA and the  prohibited transaction  provisions  of ERISA and Section  4975 of the Code with  respect to any  investing  Plan.  In addition,  the  acquisition  or holding of  securities  by or on behalf of a Plan or with Plan Assets,  as well as the operation of the issuing  entity,  may  constitute or involve a prohibited  transaction  under
ERISA and the Code unless a statutory or  administrative  exemption is available.  Further,  ERISA and the
Code  prohibit a broad  range of  transactions  involving  Plan  Assets  and  persons,  called  Parties in
Interest  unless a statutory or  administrative  exemption  is  available.  Some Parties in Interest  that participate  in a  prohibited  transaction  may be subject to a penalty (or an excise tax)  imposed  under
Section  502(i) of ERISA or Section 4975 of the Code,  unless a statutory or  administrative  exemption is available with respect to any transaction of this sort.

         Some  transactions  involving  the  issuing  entity  might be  deemed  to  constitute  prohibited transactions  under  ERISA and the Code with  respect  to a Plan that  purchases  the  securities,  if the mortgage  loans and other  assets  included in a issuing  entity are deemed to be assets of the Plan.  The
DOL has promulgated the DOL  Regulations  concerning  whether or not Plan Assets of a Plan would be deemed to include an interest in the underlying  assets of an entity,  including an issuing entity,  for purposes of applying  the general  fiduciary  responsibility  provisions  of ERISA and the  prohibited  transaction provisions of ERISA and the Code.  Under the DOL Regulations,  generally,  when a Plan acquires an "equity interest" in another  entity (such as the issuing  entity),  the  underlying  assets of that entity may be considered  to be Plan Assets unless an exception  applies.  Exceptions  contained in the DOL  Regulations provide that a Plan's  assets will not include an  undivided  interest in each asset of an entity in which the  Plan  makes an  equity  investment  if:  (1) the  entity  is an  operating  company;  (2) the  equity investment  made by the Plan is  either a  "publicly-offered  security"  that is  "widely  held,"  both as defined in the DOL  Regulations,  or a  security  issued by an  investment  company  registered  under the
Investment  Company Act of 1940,  as  amended;  or (3) Benefit  Plan  Investors  do not own 25% or more in value of any class of equity  securities issued by the entity.  In addition,  the DOL Regulations  provide that the term  "equity  interest"  means any  interest  in an entity  other  than an  instrument  which is treated as indebtedness  under applicable local law and which has no "substantial  equity features." Under the DOL  Regulations,  Plan Assets will be deemed to include an interest in the instrument  evidencing the equity interest of a Plan (such as a security with  "substantial  equity  features"),  and, because of the factual  nature  of some of the  rules  set forth in the DOL  Regulations,  Plan  Assets  may be deemed to include an interest in the  underlying  assets of the entity in which a Plan acquires an interest (such as the issuing entity).  Without regard to whether the securities are characterized as equity interests,  the purchase,  sale and holding of  securities by or on behalf of a Plan could be considered to give rise to a prohibited  transaction if the Issuing  Entity,  the trustee or any of their  respective  affiliates is or becomes a Party in Interest  with  respect to the Plan.  The  depositor,  Bear,  Stearns & Co.  Inc.,  the master  servicer or other  servicer,  any pool  insurer,  any special  hazard  insurer,  the trustee,  and certain of their  affiliates  might be  considered  Parties in Interest with respect to a Plan. If so, the acquisition,  holding or  disposition  of  securities  by or on behalf of such Plan could be considered to give rise to a  "prohibited  transaction"  within the meaning of ERISA and the Code unless an exemption is available.  Neither Plans nor persons  investing Plan Assets should acquire or hold securities in reliance upon the availability of any exception under the DOL Regulations.

Class and Statutory Exemptions

         The DOL has issued  Prohibited  Transaction  Class Exemptions  ("PTCEs") which provide  exemptive relief to parties to any transaction  which  satisfies the conditions of the exemption.  A partial listing of the PTCEs which may be available  for  investments  in  securities  follows.  In addition,  the Pension
Protection  Act of 2006  provides a statutory  exemption  under  Section  408(b)(17)  of ERISA and Section
4975(d)(20) of the Code from certain  prohibited  transactions  between an ERISA plan,  Keogh plan, IRA or related  investment  vehicle  and a person or entity  that is a Party in  Interest  to such Plan solely by reason of providing  services to such plan or entity  (other than a Party in Interest that is a fiduciary, or its affiliate,  that has or exercises  discretionary  authority or control or renders investment advice with  respect to the assets of the plan or entity  involved in the  transaction),  provided  that there is adequate  consideration  for the  transaction.  Each of these  exemptions  is available  only if specified conditions  are satisfied and may provide  relief for some,  but not all, of the  prohibited  transactions that a  particular  transaction  may  cause.  The  prospectus  supplement  for a  particular  offering  of securities may tell you whether the  securities  themselves  satisfy the  conditions of these  exemptions.
You are  encouraged to consult with your advisors  regarding the specific  scope,  terms and conditions of an exemption as it applies to you, as an investor, before relying on that exemption's availability.

         Class exemptions for purchases and sales of securities.

         The following  exemptions  may apply to a purchase or sale of  securities  between a Plan, on the one hand, and a Party in Interest, on the other hand:

         o        PTCE  84-14,  which  exempts  certain  transactions  approved  on  behalf of the Plan by independent qualified professional asset managers.

         o        PTCE  86-128,   which  exempts   certain   transactions   between  a  Plan  and  certain
                  broker-dealers.

         o        PTCE 90-1, which exempts certain  transactions  entered into by insurance company pooled separate accounts in which Plans have made investments.

         o        PTCE  91-38,  which  exempts  certain  transactions  entered  into  by  bank  collective investment funds in which Plans have made investments.

         o        PTCE 96-23, which exempts certain  transactions  approved on behalf of a Plan by certain in-house investment managers.

         These  exemptions  do not  expressly  address  prohibited  transactions  that might  result  from transactions  incidental  to the  operation  of a trust.  The  issuing  entity  cannot  assure  you that a purchase or sale of  securities  in reliance on one of these  exemptions  will not give rise to  indirect, non-exempt prohibited transactions.

         Class  exemptions  for  purchases  and sales of  securities  and  transactions  incidental to the operation of the Issuing Entity.

         The following  exemptions  may apply to a purchase or sale of  securities  between a Plan, on the one hand, and a Party in Interest,  on the other hand, and may also apply to prohibited  transactions that may result from transactions incident to the operation of the Issuing Entity:

         o        PTCE 95-60,  which exempts  certain  transactions  involving  insurance  company general accounts.

         o        PTCE 83-1,  which exempts  certain  transactions  involving the purchase of pass-through
                  certificates   in  mortgage  pool   investment   trusts  from,  and  the  sale  of  such
                  certificates  to, the pool  sponsor,  as well as  transactions  in  connection  with the servicing and operation of the pool.

         Prohibited  Transaction  Class  Exemption  83-1.  The U.S.  Department  of Labor  has  issued  an administrative  exemption,  Prohibited  Transaction  Class  Exemption  83-1 ("PTCE  83-1"),  which,  under certain  conditions,  exempts from the  application of the prohibited  transaction  rules of ERISA and the excise tax  provisions of Section 4975 of the Code  transactions  involving a Plan in connection  with the operation  of a  "mortgage  pool" and the  purchase,  sale and  holding  of  "mortgage  pool  pass-through certificates." A "mortgage pool" is defined as an investment pool,  consisting  solely of interest bearing obligations  secured  by first or  second  mortgages  or  deeds  of  trust  on  single-family  residential property,  property  acquired  in  foreclosure  and  undistributed  cash.  A "mortgage  pool  pass-through certificate" is defined as a certificate  which represents a beneficial  undivided  interest in a mortgage pool which  entitles  the holder to  pass-through  payments of principal  and  interest  from the mortgage loans.

         For the exemption to apply, PTCE 83-1 requires that:
         o        the depositor  and the trustee  maintain a system of insurance or other  protection  for the mortgage loans and the property  securing such mortgage loans,  and for indemnifying holders of certificates  against reductions in pass-through  payments due to defaults in loan  payments  or  property  damage in an amount at least equal to the greater of 1% of the aggregate  principal  balance of the mortgage loans, or 1% of the principal  balance of the largest covered pooled mortgage loan;

         o        the trustee may not be an affiliate of the depositor;

         o        and the payments  made and  retained by the  depositor  in  connection  with the issuing entity,  together with all funds inuring to the  depositor's  benefit for  administering the issuing  entity,  represent no more than  "adequate  consideration"  for selling the mortgage  loans,  plus  reasonable  compensation  for  services  provided to the issuing entity.

         In addition,  if it is applicable,  PTCE 83-1 exempts the initial sale of  certificates to a Plan with respect to which the depositor,  the special hazard insurer,  the pool insurer,  the master servicer, or other  servicer,  or the  trustee are or is a party in interest if the Plan does not pay more than fair market value for such  certificate  and the rights and  interests  evidenced by such  certificate  are not subordinated  to the rights and  interests  evidenced by other  certificates  of the same pool.  PTCE 83-1 also exempts from the prohibited  transaction  rules any transactions in connection with the servicing and operation of the mortgage  pool,  provided  that any payments  made to the master  servicer in  connection with the  servicing  of the issuing  entity are made in  accordance  with a binding  agreement,  copies of which must be made available to prospective investors.

         In the case of any Plan with respect to which the  depositor,  the master  servicer,  the special hazard  insurer,  the pool  insurer,  or the  trustee  is a  fiduciary,  PTCE 83-1 will only  apply if, in addition to the other requirements:

         o        the initial  sale,  exchange or transfer of  certificates  is  expressly  approved by an independent  fiduciary  who has  authority to manage and control those plan assets being invested in certificates;

         o        the  Plan  pays no more for the  certificates  than  would  be paid in an  arm's  length transaction;

         o        no investment  management,  advisory or underwriting  fee, sale  commission,  or similar compensation  is paid to the depositor with regard to the sale,  exchange or transfer of certificates to the Plan;

         o        the total value of the  certificates  purchased  by such Plan does not exceed 25% of the amount issued; and

         o        at  least  50%  of  the  aggregate   amount  of  certificates  is  acquired  by  persons
                  independent of the depositor,  the trustee, the master servicer,  and the special hazard insurer or pool insurer.

         Before purchasing  certificates,  a fiduciary of a Plan should confirm that the issuing entity is a "mortgage pool," that the certificates  constitute  "mortgage pool pass-through  certificates," and that the conditions set forth in PTCE 83-1 would be satisfied.  In addition to making its own  determination as to the  availability  of the exemptive  relief  provided in PTCE 83-1, the Plan fiduciary  should consider the availability of any other prohibited transaction  exemptions.  The Plan fiduciary also should consider its general  fiduciary  obligations  under ERISA in determining  whether to purchase any  certificates  on behalf of a Plan.

Underwriter Exemption

         The DOL has issued Exemptions to some  underwriters,  which generally exempt from the application of the prohibited  transaction  provisions of Section 406 of ERISA,  and the excise taxes imposed on those prohibited  transactions  pursuant  to  Section  4975(a)  and (b) of the Code,  some  transactions,  among others,  relating to the servicing and operation of mortgage pools and the initial  purchase,  holding and subsequent resale of mortgage-backed  securities or other "securities" underwritten by an Underwriter,  as defined below,  provided that the  conditions  set forth in the Exemption are  satisfied.  For purposes of this section "ERISA  Considerations",  the term "Underwriter"  shall include (1) the underwriter,  (2) any person directly or indirectly,  through one or more  intermediaries,  controlling,  controlled by or under common control with the underwriter and (3) any member of the  underwriting  syndicate or selling group of which a person described in (1) or (2) is a manager or co-manager with respect to a class of securities.

         The Exemption  sets forth seven general  conditions  which must be satisfied for the Exemption to apply.

         First,  the  acquisition of securities by a Plan or with Plan Assets must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party.

         Second,  the Exemption  only applies to securities  evidencing  rights and interests that are not subordinated to the rights and interests  evidenced by other securities of the same trust,  unless none of the mortgage loans has a loan-to- value ratio or combined  loan-to-value  ratio at the date of issuance of the securities that exceeds 100%.

         Third,  the  securities at the time of acquisition by a Plan or with Plan Assets must be rated in one of the four highest generic rating categories by an Exemption Rating Agency.  However,  the securities must  be  rated  in one of the two  highest  generic  categories  by an  Exemption  Rating  Agency  if the loan-to-value ratio or combined  loan-to-value ratio of any one- to four-family  residential mortgage loan or home  equity  loan held in the  issuing  entity  exceeds  100% but does not exceed  125% at the date of issuance of the  securities,  and in that case the Exemption will not apply:  (1) to any of the securities if any  mortgage  loan or  other  asset  held in the  issuing  entity  (other  than a one- to  four-family residential  mortgage loan or home equity loan) has a loan-to-value ratio or combined  loan-to-value ratio that exceeds 100% at the Closing Date or (2) to any subordinate securities.

         Fourth,  the trustee cannot be an affiliate of any member of the "Restricted  Group",  other than the  Underwriter.  The Restricted Group consists of any  Underwriter,  the master servicer,  any servicer, any insurer,  the depositor,  any  counterparty to an "eligible swap" (as described below) and any obligor with  respect  to assets  included  in the  issuing  entity  consisting  of more than 5% of the  aggregate unamortized  principal  balance of the assets in the issuing entity as of the date of initial  issuance of the securities other than the underwriter.

         Fifth,  the sum of all payments  made to and retained by the  Underwriter(s)  must  represent not more than reasonable  compensation for  underwriting  the securities;  the sum of all payments made to and retained by the  depositor  pursuant to the  assignment of the assets to the related  issuing  entity must represent  not more than the fair market value of the  obligations;  and the sum of all  payments  made to and retained by the master  servicer,  the special  servicer and any  subservicer  must represent not more than reasonable  compensation for the person's  services under the related  Agreement and reimbursement of the person's reasonable expenses in connection therewith.

         Sixth,  the investing  Plan or Plan Asset  investor must be an accredited  investor as defined in
Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

         Seventh,  for Issuing Entities other than certain trusts, the documents  establishing the Issuing
Entity and  governing  the  transaction  must contain  certain  provisions  as described in the  Exemption intended to protect the assets of the Issuing Entity from creditors of the Depositor.

         Permitted trust funds include  owner-trusts,  as well as grantor-trusts and REMICs.  Owner-trusts are subject to certain  restrictions in their  governing  documents to ensure that their assets may not be reached by creditors of the  depositor in the event of  bankruptcy  or other  insolvency  and must provide certain legal opinions.

         The Exemption  permits interest rate swaps,  interest rate caps and yield  supplement  agreements to be assets of an issuing entity if certain conditions are satisfied.

         An  interest-rate  swap or (if purchased by or on behalf of the Issuing Entity) an  interest-rate cap contract  (collectively,  a "swap" or "swap  agreement")  is a permitted  issuing  entity asset if it:
(a) is an "eligible swap;" (b) is with an "eligible  counterparty;" (c) meets certain additional  specific conditions  which depend on whether the swap is a "ratings  dependent  swap" or a  "non-ratings  dependent swap" and (d) permits the Issuing  Entity to make  termination  payments to the swap  counterparty  (other than  currently  scheduled  payments)  solely  from  excess  spread or  amounts  otherwise  payable to the servicer,  depositor,  sponsor or any other seller.  Securities to which one or more swap agreements apply may be acquired or held by only "qualified plan investors."

         An "eligible swap" is one which:  (a) is denominated in U.S.  dollars;  (b) pursuant to which the
Issuing Entity pays or receives,  on or immediately  prior to the respective  payment or distribution date for the class of  securities  to which the swap  relates,  a fixed rate of interest or a floating  rate of interest based on a publicly  available  index (e.g.,  LIBOR or the U.S.  Federal  Reserve's Cost of Funds
Index  (COFI)),  with the  Issuing  Entity  receiving  such  payments  on at least a  quarterly  basis and obligated to make  separate  payments no more  frequently  than the  counterparty,  with all  simultaneous payments  being  netted  ("allowable  interest  rate");  (c) has a  notional  amount  that does not exceed either:  (i) the  principal  balance of the class of  securities  to which the swap  relates,  or (ii) the portion of the principal balance of such class represented by obligations  ("allowable  notional amount");
(d) is not  leveraged  (i.e.,  payments  are  based  on the  applicable  notional  amount,  the day  count fractions,  the fixed or floating rates permitted above, and the difference  between the products thereof, calculated on a one-to-one  ratio and not on a multiplier  of such  difference)  ("leveraged");  (e) has a final  termination  date that is either the earlier of the date on which the Issuing Entity  terminates or the related class of securities are fully repaid and (f) does not  incorporate  any provision  which could cause a unilateral alteration in the requirements described in (a) through (d) above.

         An "eligible  counterparty"  means a bank or other  financial  institution  which has a rating at the date of issuance  of the  securities,  which is in one of the three  highest  long term credit  rating categories  or one of the two highest  short term credit  rating  categories,  utilized by at least one of the exemption  rating agencies  rating the securities;  provided that, if a counterparty is relying on its short term rating to establish  eligibility  under the  Exemption,  such  counterparty  must either have a long term rating in one of the three  highest long term rating  categories  or not have a long term rating from the applicable exemption rating agency.

         A "qualified  plan  investor" is a plan where the decision to buy a class of  securities  is made on behalf of the plan by an independent  fiduciary  qualified to understand the swap  transaction  and the effect the swap would have on the rating of the  securities  and such fiduciary is either (a) a "qualified professional  asset manager"  ("QPAM") under PTCE 84-14,  (b) an "in-house asset manager" under PTCE 96-23 or (c) has total assets (both plan and  non-plan)  under  management  of at least $100 million at the time the securities are acquired by the plan.

         In "ratings  dependent  swaps"  (where the rating of a class of  securities  is  dependent on the terms and  conditions  of the swap),  the swap  agreement  must provide  that if the credit  rating of the counterparty  is  withdrawn  or reduced by any  exemption  rating  agency  below a level  specified by the exemption  rating agency,  the servicer must,  within the period specified under the Pooling and Servicing
Agreement:  (a) obtain a replacement swap agreement with an eligible  counterparty  which is acceptable to the  exemption  rating  agency  and the  terms of which are  substantially  the same as the  current  swap agreement (at which time the earlier swap agreement must  terminate);  or (b) cause the swap  counterparty to establish any  collateralization or other arrangement  satisfactory to the exemption rating agency such that the then current  rating by the exemption  rating agency of the particular  class of securities  will not be  withdrawn  or  reduced  (and the  terms of the  swap  agreement  must  specifically  obligate  the counterparty  to perform these duties for any class of securities  with a term of more than one year).  In the event that the servicer fails to meet these  obligations,  holders of the securities that are employee benefit plans or other  retirement  arrangements  must be notified in the immediately  following  periodic report  which is  provided  to the  holders of the  securities  but in no event  later than the end of the second month  beginning after the date of such failure.  Sixty days after the receipt of such report,  the exemptive  relief provided under the Exemption will  prospectively  cease to be applicable to any class of securities held by an employee  benefit plan or other retirement  arrangement  which involves such ratings dependent swap.

         "Non-ratings  dependent  swaps" (those where the rating of the securities  does not depend on the terms and  conditions  of the swap) are subject to the following  conditions.  If the credit rating of the counterparty is withdrawn or reduced below the lowest level permitted above,  the servicer will,  within a specified period after such rating  withdrawal or reduction:  (a) obtain a replacement swap agreement with an eligible  counterparty,  the terms of which are  substantially  the same as the current swap  agreement
(at which time the earlier swap agreement must  terminate);  (b) cause the counterparty to post collateral with  the  Issuing  Entity  in an  amount  equal  to all  payments  owed by the  counterparty  if the swap transaction were terminated; or (c) terminate the swap agreement in accordance with its terms.

         An  "eligible  yield  supplement   agreement"  is  any  yield  supplement  agreement  or  similar arrangement  or (if  purchased  by or on behalf of the Issuing  Entity) an interest  rate cap  contract to supplement  the  interest  rates  otherwise  payable  on  obligations  held by the  issuing  entity  ("EYS
Agreement").  If the EYS Agreement has a notional  principal  amount and/or is written on an International
Swaps and  Derivatives  Association,  Inc.  (ISDA) form, the EYS Agreement may only be held as an asset of the issuing entity if it meets the following  conditions:  (a) it is denominated in U.S.  dollars;  (b) it pays an  allowable  interest  rate;  (c) it is not  leveraged;  (d) it does not allow  any of these  three preceding  requirements to be unilaterally  altered without the consent of the trustee;  (e) it is entered into between the Issuing Entity and an eligible counterparty and (f) it has an allowable notional amount.

         The  Exemption  also requires that the issuing  entity meet the following  requirements:  (1) the trust fund must consist  solely of assets of the type that have been included in other  investment  pools;
(2)  securities  evidencing  interests  in the other  investment  pools must have been rated in one of the four highest  generic  categories of one of the Exemption  Rating  Agencies for at least one year prior to the  acquisition  of  securities  by or on  behalf  of a Plan  or with  Plan  Assets;  and (3)  securities evidencing  interests in the other  investment  pools must have been  purchased  by  investors  other than
Plans for at least  one year  prior to any  acquisition  of  securities  by or on behalf of a Plan or with
Plan Assets.

         A fiduciary of a Plan or any person  investing  Plan Assets to purchase a security  must make its own determination that the conditions set forth above will be satisfied with respect to the security.

         If the  general  conditions  of the  Exemption  are  satisfied,  the  Exemption  may  provide  an exemption  from the  restrictions  imposed by Sections  406(a) and 407(a) of ERISA,  and the excise  taxes imposed by Sections  4975(a) and (b) of the Code by reason of  Sections  4975(c)(1)(A)  through (D) of the
Code, in connection  with the direct or indirect  sale,  exchange or transfer of securities in the initial issuance of the securities or the direct or indirect  acquisition  or disposition in the secondary  market of securities by a Plan or with Plan Assets or the continued  holding of securities  acquired by a Plan or with Plan  Assets  pursuant  to either of the  foregoing.  However,  no  exemption  is  provided  from the restrictions  of Sections  406(a)(1)(E),  406(a)(2) and 407 of ERISA for the  acquisition  or holding of a security  on behalf of an  "Excluded  Plan" by any  person  who has  discretionary  authority  or  renders investment  advice with  respect to the assets of an Excluded  Plan.  For purposes of the  securities,  an
Excluded Plan is a Plan sponsored by any member of the Restricted Group.

                  If the specific  conditions  of the  Exemption  are also  satisfied,  the  Exemption may provide an exemption  from the  restrictions  imposed by Sections  406(b)(1) and (b)(2) of ERISA,  and the excise taxes  imposed by Sections  4975(a) and (b) of the Code by reason of Section  4975(c)(1)(E)  of the
Code, in connection with:

         1.       The  direct or  indirect  sale,  exchange  or  transfer  of  securities  in the  initial issuance of  securities  between the  depositor  or an  Underwriter  and a Plan when the person who has  discretionary  authority  or renders  investment  advice with respect to the  investment of Plan Assets in the  securities is (a) a mortgagor  with respect to 5%
                  or less of the fair market  value of the issuing  entity  assets or (b) an  affiliate of such a person, provided that:

                           i.       The Plan is not an Excluded Plan,

                           ii.      Each Plan's  investment  in each class of  securities  does not exceed
                                    25% of the outstanding securities in the class,

                           iii.     After the Plan's  acquisition of the  securities,  no more than 25% of the assets  over which the  fiduciary  has  investment  authority  are invested in securities of an issuing  entity  containing  assets which are sold or serviced by the same entity, and

                           iv.      In  the  case  of  initial   issuance   (but  not   secondary   market
                                    transactions),  at least 50% of each class of securities  and at least
                                    50% of the aggregate  interests in the issuing  entity are acquired by persons independent of the Restricted Group;

         2.       The  direct  or  indirect   acquisition  or  disposition  in  the  secondary  market  of securities  by a Plan or with Plan assets  provided that the  conditions  in (i),  (iii)
                  and (iv) of 1 above are met; and

         3.       The continued  holding of securities  acquired by a Plan or with Plan Assets pursuant to sections 1 or 2 above.

         Further,  if the specific  conditions of the Exemption are  satisfied,  the Exemption may provide an exemption from the  restrictions  imposed by Sections  406(a),  406(b) and 407 of ERISA, and the excise taxes  imposed  by  Sections  4975(a)  and (b) of the Code by reason of  Section  4975(c)  of the Code for transactions  in  connection  with the  servicing,  management  and operation of the issuing  entity.  The depositor  expects  that the  specific  conditions  of the  Exemption  required  for this  purpose will be satisfied  with respect to the  securities  so that the  Exemption  would  provide an  exemption  from the restrictions  imposed  by  Sections  406(a)  and (b) of ERISA  (as well as the  excise  taxes  imposed  by
Sections  4975(a)  and (b) of the Code by reason of  Section  4975(c)  of the  Code) for  transactions  in connection with the servicing,  management and operation of the issuing entity,  provided that the general conditions of the Exemption are satisfied.

         The Exemption  also may provide an exemption from the  application of the prohibited  transaction provisions of Sections  406(a) and 407(a) of ERISA,  and the excise taxes  imposed by Section  4975(a) and
(b) of the Code by  reason of  Sections  4975(c)(1)(A)  through  (D) of the Code if the  restrictions  are deemed to otherwise  apply merely  because a person is deemed to be a Party in Interest with respect to an investing  Plan by  virtue  of  providing  services  to the  Plan (or by  virtue  of  having  a  specified relationship to such a person) solely as a result of the Plan's ownership of securities.

         The Exemption generally extends exemptive relief to mortgage-backed  and asset-backed  securities transactions  using pre-funding  accounts for trusts issuing  securities.  With respect to the securities, the Exemption will generally allow mortgage loans  supporting  payments to  securityholders,  and having a value  equal to no more than 25% of the total  principal  amount of the  securities  being  offered by the issuing  entity,  to be  transferred  to the  issuing  entity  within the  Pre-Funding  Period  instead of requiring that all the mortgage  loans be either  identified or transferred on or before the Closing Date.
In general,  the relief applies to the purchase,  sale and holding of securities  which otherwise  qualify for the Exemption, provided that the following general conditions are met:

         o        the ratio of the amount  allocated  to the  pre-funding  account to the total  principal amount of the securities being offered must be less than or equal to 25%;

         o        all  additional  mortgage  loans  transferred  to the related  issuing  entity after the
                  Closing Date must meet the same terms and  conditions  for  eligibility  as the original mortgage loans used to create the issuing  entity,  which terms and conditions have been approved by one of the Exemption Rating Agencies;

         o        the  transfer  of the  additional  mortgage  loans  to the  issuing  entity  during  the
                  Pre-Funding  Period  must not result in the  securities  to be covered by the  Exemption receiving a lower credit  rating from an Exemption  Rating  Agency upon  termination  of the  Pre-Funding  Period  than the rating  that was  obtained at the time of the initial issuance of the securities by the issuing entity;

         o        solely as a result of the use of  pre-funding,  the weighted  average annual  percentage interest  rate for the  mortgage  loans  included in the related  issuing  entity on the
                  Closing  Date and all  additional  mortgage  loans  transferred  to the related  issuing entity  after the Closing  Date at the end of the Pre-  Funding  Period must not be more than  100  basis  points  lower  than  the  rate  for  the  mortgage  loans  which  were transferred to the issuing entity on the Closing Date;

         o        either:

                  (1)      the  characteristics  of  the  additional  mortgage  loans  transferred  to the related  issuing  entity after the Closing Date must be monitored by an insurer or other credit support provider which is independent of the depositor; or

                  (2)      an independent  accountant retained by the depositor must provide the depositor with a letter (with copies  provided to the Exemption  Rating Agency rating the securities,  the  Underwriter  and  the  trustee)  stating  whether  or not the characteristics  of the additional  mortgage  loans  transferred to the related issuing entity after the Closing Date conform to the characteristics  described in the prospectus or prospectus  supplement and/or agreement.  In preparing the letter,  the  independent  accountant  must use the same type of  procedures as were  applicable to the mortgage  loans which were  transferred  to the issuing entity as of the Closing Date;

         o        the  Pre-Funding  Period  must end no later  than  three  months  or 90 days  after  the
                  Closing Date or earlier in some  circumstances  if the pre-funding  accounts falls below the minimum level specified in the Agreement or an event of default occurs;

         o        amounts  transferred to any pre-funding  accounts and/or  capitalized  interest  account used in connection with the  pre-funding  may be invested only in investments  which are permitted by the Exemption Rating Agencies rating the securities and must:

                  (1)      be direct  obligations of, or obligations fully guaranteed as to timely payment
                           of  principal   and   interest   by,  the  United   States  or  any  agency  or
                           instrumentality  thereof  (provided that the obligations are backed by the full faith and credit of the United States); or

                  (2)      have been rated (or the  obligor  has been  rated) in one of the three  highest generic  rating  categories by one of the  Exemption  Rating  Agencies  ("ERISA
                           Permitted Investments");

         o        the prospectus or prospectus  supplement  must describe the duration of the  Pre-Funding
                  Period;

         o        the trustee (or any agent with which the trustee  contracts to provide  trust  services)
                  must be a  substantial  financial  institution  or trust  company  experienced  in trust activities and familiar with its duties,  responsibilities  and liabilities  with ERISA.
                  The trustee,  as legal owner of the issuing entity,  must enforce all the rights created in favor of  securityholders  of the issuing entity,  including  employee  benefit plans subject to ERISA.

Insurance company general accounts

         o        In the event that  securities  which are  certificates  do not meet the  requirements of the  Exemption  solely  because  they  are  subordinate  certificates  or fail to meet a minimum  rating  requirements  under the  Exemption,  certain  Plans may be  eligible to purchase  certificates  pursuant  to  Sections  I and III of PTCE  95-60  which  permits
                  insurance   company  general  accounts  as  defined  in  PTCE  95-60  to  purchase  such certificates if they otherwise meet all of the other requirements of the Exemption.

         o        Insurance  companies  contemplating  the  investment  of general  account  assets in the securities  are  encouraged  to consult  with their legal  advisors  with respect to the applicability  of  Section  401(c) of ERISA.  The DOL  issued  final  regulations  under
                  Section 401(c) which became effective on July 5, 2001.

Revolving pool features

         The  Exemption  only covers  certificates  backed by a "fixed" pool of loans which  requires that all the loans must be transferred to the issuing  entity or identified at closing (or  transferred  within the Pre-Funding  Period,  if pre-funding  meeting the conditions  described  above is used).  Accordingly, certificates  issued by issuing entities which feature  revolving pools of assets will not be eligible for a purchase  by Plans.  However,  securities  which are notes  backed by  revolving  pools of assets may be eligible  for  purchase  by Plans  pursuant  to  certain  other  prohibited  transaction  exemptions.  See discussion below in "ERISA Considerations Relating to Notes."

ERISA Considerations Relating to Notes

         Under the DOL  Regulations,  the assets of the issuing  entity would be treated as "plan  assets"
of a Plan for the  purposes of ERISA and the Code only if the Plan  acquires an "equity  interest"  in the issuing  entity and none of the  exceptions  contained in the DOL  Regulations  is  applicable.  An equity interest is defined under the DOL  Regulations  as an interest  other than an instrument  which is treated as indebtedness  under  applicable local law and which has no substantial  equity features.  Assuming that the notes are  treated as  indebtedness  without  substantial  equity  features  for  purposes  of the DOL
Regulations,  then such notes will be eligible for purchase by Plans.  However,  without regard to whether the notes are treated as an "equity  interest" for such purposes,  the  acquisition or holding of notes by or on  behalf of a Plan  could be  considered  to give rise to a  prohibited  transaction  if the  issuing entity or any of its affiliates is or becomes a party in interest or  disqualified  person with respect to such  Plan,  or in the  event  that  a note  is  purchased  in the  secondary  market  and  such  purchase constitutes  a sale or  exchange  between  a Plan and a party in  interest  or  disqualified  person  with respect to such Plan.  There can be no assurance  that the issuing  entity or any of its  affiliates  will not be or become a party in interest or a disqualified person with respect to a Plan that acquires notes.

         The Exemption  permits  issuing  entities  which are grantor  trusts,  owner-trusts  or REMICs to issue  notes,  as well as  certificates,  provided a legal  opinion  is  received  to the effect  that the noteholders  have a perfected  security  interest in the issuing  entity's  assets.  The exemptive  relief provided  under the Exemption  for any  prohibited  transactions  which could be caused as a result of the operation,  management  or  servicing of the issuing  entity and its assets  would not be  necessary  with respect to notes with no  substantial  equity  features  which are issued as  obligations  of the  issuing entity.  Nevertheless,  because other  prohibited  transactions  might be involved,  the  Exemption  would provide  prohibited  transaction  exemptive  relief,  provided  that the same  conditions of the Exemption described above relating to certificates  are met with respect to the notes.  The same limitations of such exemptive  relief relating to  acquisitions of certificates by fiduciaries  with respect to Excluded Plans would also be applicable to the notes as described herein.

         In the event that the  Exemption is not  applicable  to the notes,  one or more other  prohibited transactions  exemptions may be available to Plans  purchasing or transferring the notes depending in part upon the type of Plan  fiduciary  making the  decision  to acquire the notes and the  circumstances  under which such  decision is made.  These  exemptions  include,  but are not  limited to, PTCE 90-1  (regarding investments by insurance  company pooled separate  accounts),  PTCE 91-38  (regarding  investments by bank collective  investments funds),  PTCE 84-14 (regarding  transactions  effected by "qualified  professional asset  managers"),  PTCE 95-60  (regarding  investments by insurance  company  general  accounts) and PTCE
96-23 (regarding  transactions effected by "in-house asset managers")  (collectively,  the "Investor-Based
Exemptions").  However,  even if the conditions specified in these Investor-Based  Exemptions are met, the scope of the relief  provided  under  such  Exemptions  might or might not cover all acts  which  might be construed as prohibited transactions.

         In the event that the Exemption is not  applicable to the notes,  there can be no assurance  that any class of notes will be treated as  indebtedness  without  substantial  equity features for purposes of the DOL Regulations.  There is increased  uncertainty  regarding the  characterization of debt instruments that do not carry an investment grade rating.  Consequently,  in the event of a withdrawal or downgrade to below  investment  grade of the rating of a class of notes,  the subsequent  transfer of such notes or any interest  therein to a Plan  trustee or other person  acting on behalf of a Plan,  or using Plan Assets to effect such transfer,  will be restricted.  Unless otherwise stated in the related prospectus  supplement, by acquiring a note,  each  purchaser  will be deemed to represent that either (1) it is not acquiring the note with Plan Assets;  or (2) (A) either (i) none of the issuing entity,  the depositor any  underwriter, the trustee,  the master  servicer,  any other servicer or any of their  affiliates is a party in interest with  respect to such  purchaser  that is a Plan or (ii) PTCE 90-1,  PTCE 91-38,  PTCE 84-14,  PTCE 95-60,
PTCE 96-23 or some other  prohibited  transaction  exemption is applicable to the  acquisition and holding of the note by such  purchaser  and (B) the notes are rated  investment  grade or better  and such  person believes that the notes are properly  treated as  indebtedness  without  substantial  equity  features for purposes  of the DOL  Regulations,  and agrees to so treat the  notes.  Alternatively,  regardless  of the rating of the notes,  such person may provide the  trustee  with an opinion of counsel,  which  opinion of counsel  will not be at the  expense  of the  issuing  entity,  the  depositor,  the  trustee,  the master servicer or any other  servicer,  which  opines that the  purchase,  holding and  transfer of such note or interest  therein is  permissible  under  applicable  law,  will not  constitute or result in a non-exempt prohibited  transaction  under ERISA or Section 4975 of the Code and will not subject the issuing  entity, the  depositor,  the trustee,  the master  servicer or any other servicer to any obligation in addition to those undertaken in the indenture.

         EACH PROSPECTUS SUPPLEMENT WILL CONTAIN INFORMATION CONCERNING  CONSIDERATIONS  RELATING TO ERISA
AND THE CODE THAT ARE APPLICABLE TO THE RELATED  SECURITIES.  BEFORE PURCHASING  SECURITIES IN RELIANCE ON
THE EXEMPTION,  THE INVESTOR-BASED  EXEMPTIONS OR ANY OTHER EXEMPTION, A FIDUCIARY OF A PLAN SHOULD ITSELF
CONFIRM THAT REQUIREMENTS SET FORTH IN SUCH EXEMPTION WOULD BE SATISFIED.

         ANY PLAN  INVESTOR WHO PROPOSES TO USE "PLAN  ASSETS" OF ANY PLAN TO PURCHASE  SECURITIES  OF ANY
SERIES OR CLASS ARE  ENCOURAGED  TO CONSULT WITH ITS COUNSEL WITH  RESPECT TO THE  POTENTIAL  CONSEQUENCES
UNDER ERISA AND SECTION 4975 OF THE CODE OF THE ACQUISITION AND OWNERSHIP OF SUCH SECURITIES.

Exchangeable Securities

         With respect to those  classes of  exchangeable  securities  which were  eligible  for  exemptive relief under the Exemption when  purchased,  the Exemption would also cover the acquisition or disposition of such  exchangeable  securities when the  securityholder  exercises its exchange rights.  However,  with respect to classes of  exchangeable  securities  which were not  eligible for  exemptive  relief under the
Exemption when purchased,  the exchange,  purchase or sale of such securities  pursuant to the exercise of exchange  rights  or call  rights  may  give  rise to  prohibited  transactions  if a Plan  and a Party in
Interest with respect to such Plan are involved in the transaction.  However,  one or more  Investor-Based
Exemptions discussed above may be applicable to these transactions.

Tax Exempt Investors

         A Plan  that is  exempt  from  federal  income  taxation  pursuant  to  Section  501 of the  Code nonetheless  will be subject to  federal  income  taxation  to the  extent  that its income is  "unrelated business taxable income" within the meaning of Section 512 of the Code.

Consultation with Counsel

         There can be no assurance  that the Exemption or any other DOL exemption  will apply with respect to any  particular  Plan that acquires the securities  or, even if all the  conditions  specified  therein were  satisfied,  that any such  exemption  would apply to  transactions  involving  the  issuing  entity.
Prospective  Plan  investors are  encouraged to consult with their legal counsel  concerning the impact of
ERISA and the Code and the  potential  consequences  to their  specific  circumstances  prior to making an investment in the securities.  Neither the depositor,  the trustees,  the master servicer nor any of their respective  affiliates will make any  representation  to the effect that the securities  satisfy all legal requirements  with respect to the investment  therein by Plans  generally or any particular Plan or to the effect that the securities are an appropriate investment for Plans generally or any particular Plan.

         Before  purchasing a security in reliance on the Exemption,  or an Investor-Based  Exemption,  or
any other  exemption,  a fiduciary of a Plan or other Plan Asset  investor  should itself confirm that (a)
all the specific and general conditions set forth in the Exemption,  an Investor-Based  Exemption or other exemption  would be  satisfied  and (b) in the case of a  security  purchased  under  the  Exemption,  the security  constitutes  a  "security"  for  purposes  of the  Exemption.  In  addition  to  making  its own determination as to the availability
of the exemptive relief provided in the Exemption,  and Investor-Based  Exemption or other exemption,  the
Plan fiduciary should consider its general  fiduciary  obligations  under ERISA in determining  whether to purchase the securities on behalf of a Plan.

         A  governmental  plan as  defined  in Section  3(32) of ERISA is not  subject  to ERISA,  or Code
Section 4975.  However,  such governmental plan may be subject to federal,  state and local law, which is, to a material  extent,  similar to the  provisions  of ERISA or a Code  Section  4975.  A  fiduciary  of a governmental  plan  should  make  its own  determination  as to the  propriety  of such  investment  under applicable  fiduciary or other  investment  standards,  and the need for the availability of any exemptive relief under any similar law.

                                         LEGAL INVESTMENT MATTERS

         Each class of  certificates  or notes offered by this  prospectus  and by the related  prospectus supplement  will be rated at the date of  issuance  in one of the four  highest  rating  categories  by at least one Rating Agency.  If so specified in the related  prospectus  supplement,  each such class that is rated  in one of the two  highest  rating  categories  by at  least  one  Rating  Agency  will  constitute
"mortgage related  securities" for purposes of SMMEA, and, as such, will be legal investments for persons, trusts,  corporations,  partnerships,  associations,  business  trusts and  business  entities  (including depository  institutions,  life insurance  companies and pension  funds)  created  pursuant to or existing under the laws of the United  States or of any State  whose  authorized  investments  are subject to state regulation  to the same extent that,  under  applicable  law,  obligations  issued by or  guaranteed as to principal  and interest by the United States or any agency or  instrumentality  thereof  constitute  legal investments for the entities.  Under SMMEA, if a State enacted  legislation on or prior to October 3, 1991 specifically  limiting  the legal  investment  authority  of any such  entities  with respect to "mortgage related  securities,"  such  securities  will constitute  legal  investments  for entities  subject to the legislation  only to the extent provided  therein.  Some States have enacted  legislation  which overrides the preemption  provisions of SMMEA. SMMEA provides,  however,  that in no event will the enactment of any such  legislation  affect the  validity  of any  contractual  commitment  to  purchase,  hold or invest in
"mortgage related securities," or require the sale or other disposition of the securities,  so long as the contractual commitment was made or the securities acquired prior to the enactment of the legislation.

         SMMEA  also   amended  the  legal   investment   authority  of   federally-chartered   depository
institutions as follows:  federal savings and loan  associations  and federal savings banks may invest in, sell or otherwise  deal with  "mortgage  related  securities"  without  limitation as to the percentage of their assets represented thereby,  federal credit unions may invest in the securities,  and national banks may purchase the securities for their own account without regard to the limitations  generally  applicable to investment  securities set forth in 12 U.S.C.  24 (Seventh),  subject in each case to such  regulations as the applicable federal regulatory authority may prescribe.

         The  Federal  Financial  Institutions   Examination  Council  has  issued  a  supervisory  policy
statement  applicable  to all  depository  institutions,  setting  forth  guidelines  for and  significant restrictions on investments in "high-risk  mortgage  securities." The policy statement has been adopted by the Federal  Reserve Board,  the Office of the  Comptroller of the Currency,  the FDIC and the OTS with an effective date of February 10, 1992. The policy statement  generally  indicates that a mortgage derivative product  will be deemed to be high risk if it exhibits  greater  price  volatility  than a standard  fixed rate thirty-year  mortgage security.  According to the policy statement,  prior to purchase,  a depository institution  will be required to determine  whether a mortgage  derivative  product that it is considering acquiring is high-risk,  and if so that the proposed  acquisition would reduce the  institution's  overall interest rate risk.  Reliance on analysis and  documentation  obtained  from a securities  dealer or other outside  party  without  internal  analysis  by the  institution  would be  unacceptable.  There can be no assurance  as to which  classes  of offered  securities  will be  treated  as  high-risk  under the policy statement.

         The  predecessor  to the OTS issued a  bulletin,  entitled,  "Mortgage  Derivative  Products  and
Mortgage  Swaps",  which  is  applicable  to  thrift  institutions  regulated  by the  OTS.  The  bulletin established  guidelines  for the  investment  by  savings  institutions  in certain  "high-risk"  mortgage derivative  securities  and  limitations on the use of the  securities by insolvent,  undercapitalized  or otherwise  "troubled"  institutions.  According to the  bulletin,  such  "high-risk"  mortgage  derivative securities  include  securities  having  specified  characteristics,  which may  include  some  classes of offered  securities.  In  addition,  the  National  Credit  Union  Administration  has issued  regulations governing  federal credit union  investments  which prohibit  investment in specified types of securities, which may include  some  classes of offered  securities.  Similar  policy  statements  have been issued by regulators having jurisdiction over other types of depository institutions.

         Any class of  securities  that is not rated in one of the two  highest  rating  categories  by at least  one  Rating  Agency,  and any  other  class  of  securities  specified  in the  related  prospectus supplement,  will not  constitute  "mortgage  related  securities"  for  purposes  of  SMMEA.  Prospective investors in these classes of securities,  in  particular,  should  consider the matters  discussed in the following paragraph.

         There may be other  restrictions  on the ability of investors  either to purchase some classes of offered  securities  or to purchase  any class of offered  securities  representing  more than a specified percentage  of the  investors'  assets.  The  depositor  will  make no  representations  as to the  proper characterization  of any class of offered securities for legal investment or other purposes,  or as to the ability of particular  investors to purchase any class of  certificates  or notes under  applicable  legal investment  restrictions.  These  uncertainties  may  adversely  affect  the  liquidity  of any  class  of certificates  or notes.  Accordingly,  all  investors  whose  investment  activities  are subject to legal investment laws and regulations,  regulatory capital requirements or review by regulatory  authorities are encouraged  to  consult  with their own legal  advisors  in  determining  whether  and to what  extent the offered  securities  of any class  thereof  constitute  legal  investments  or are subject to  investment, capital or other restrictions,  and, if applicable,  whether SMMEA has been overridden in any jurisdiction relevant to the investor.

                                             USE OF PROCEEDS

         Substantially  all of the net  proceeds to be  received  from the sale of  certificates  or notes will be applied by the  depositor  to finance the purchase of, or to repay  short-term  loans  incurred to finance the purchase of, the mortgage loans and/or  mortgage  securities in the respective  mortgage pools and to pay other  expenses.  The  depositor  expects  that it will  make  additional  sales of  securities similar to the  offered  securities  from time to time,  but the timing and amount of any such  additional offerings  will be dependent upon a number of factors,  including the volume of mortgage  loans  purchased by the depositor, prevailing interest rates, availability of funds and general market conditions.

                                         METHODS OF DISTRIBUTION

         The depositor  will offer the  securities in series.  The  distribution  of the securities may be effected from time to time in one or more  transactions,  including  negotiated  transactions,  at a fixed public  offering  price  or at  varying  prices  to be  determined  at the  time of sale or at the time of commitment therefor.  If so specified in the related prospectus  supplement,  Bear, Stearns & Co. Inc., an affiliate  of the  depositor,  acting  as  underwriter  with  other  underwriters,  if any,  named in such prospectus  supplement will distribute the securities in a firm  commitment  underwriting,  subject to the terms and conditions of the  underwriting  agreement.  In such event,  the related  prospectus  supplement may also  specify that the  underwriters  will not be  obligated  to pay for any  securities  agreed to be purchased by purchasers  pursuant to purchase agreements  acceptable to the depositor.  In connection with the sale of the securities,  underwriters may receive  compensation  from the depositor or from purchasers of the  securities  in  the  form  of  discounts,  concessions  or  commissions.  The  related  prospectus supplement will describe any such compensation that is paid by the depositor.

         As to any offering of securities,  in addition to the method of  distribution as described in the prospectus  supplement and this base prospectus,  the distribution of any class of the offered  securities may be effected through one or more resecuritization transactions, in accordance with Rule 190(b).

         Alternatively,  the  related  prospectus  supplement  may specify  that Bear,  Stearns & Co. Inc.
acting  as  agent or in some  cases  as  principal  with  respect  to  securities  that it has  previously purchased or agreed to purchase,  will  distribute  the  securities.  If Bear,  Stearns & Co. Inc. acts as agent in the sale of securities,  Bear,  Stearns & Co. Inc. will receive a selling commission with respect to each series of securities,  depending on market conditions,  expressed as a percentage of the aggregate principal  balance of the  securities  sold  hereunder as of the closing date.  The exact  percentage  for each series of  securities  will be disclosed  in the related  prospectus  supplement.  To the extent that
Bear,  Stearns & Co.  Inc.  elects to purchase  securities  as  principal,  Bear,  Stearns & Co. Inc.  may realize  losses or profits based upon the difference  between its purchase price and the sales price.  The related  prospectus  supplement  with respect to any series offered other than through  underwriters  will contain  information  regarding the nature of such offering and any  agreements to be entered into between the depositor and purchasers of securities of such series.

         The depositor  will  indemnify  Bear,  Stearns & Co. Inc. and any  underwriters  against  certain civil  liabilities,  including  liabilities  under  the  Securities  Act of 1933,  or will  contribute  to payments Bear, Stearns & Co. Inc. and any underwriters may be required to make in respect thereof.

         In the ordinary  course of business,  the  depositor  and Bear,  Stearns & Co. Inc. may engage in various  securities  and  financing  transactions,  including  repurchase  agreements  to provide  interim financing of the  depositor's  mortgage loans pending the sale of such mortgage loans or interests in such mortgage loans, including the securities.

         Bear,  Stearns & Co. Inc.  may use this  prospectus  and the  related  prospectus  supplement  in connection with offers and sales related to market-making  transactions in the securities.  Bear,  Stearns
& Co.  Inc.  may act as  principal  or agent  in such  transactions.  Such  sales  will be made at  prices related to prevailing market prices at the time of sale or otherwise.

         The depositor  anticipates that the securities will be sold primarily to institutional  investors
or  sophisticated  non-institutional  investors.   Purchasers  of  securities,   including  dealers,  may,
depending on the facts and  circumstances  of such purchases,  be deemed to be  "underwriters"  within the meaning  of the  Securities  Act of 1933 in  connection  with  reoffers  and sales by them of  securities.
Securityholders  are  encouraged  to consult  with their legal  advisors  in this  regard  before any such reoffer or sale.

                                              LEGAL MATTERS

         Legal matters in connection  with the  securities of each series,  including  both federal income tax matters and the legality of the  securities  being  offered,  will be passed upon for the depositor by
Thacher Proffitt & Wood llp, New York, New York,  Orrick,  Herrington & Sutcliffe LLP, New York, New York,
or Greenberg Traurig LLP, New York, New York.

                                          FINANCIAL INFORMATION

         With  respect to each series,  a new issuing  entity will be formed,  and no issuing  entity will engage in any business  activities or have any assets or obligations  prior to the issuance of the related series.  Accordingly,  no financial statements with respect to any issuing entity will be included in this prospectus or in the related prospectus supplement.

                                                 RATINGS

         It is a condition  to the issuance of any class of offered  securities  that they shall have been rated not lower than  investment  grade,  that is, in one of the four  highest  rating  categories,  by at least one Rating Agency.

         Ratings on mortgage  pass-through  certificates and mortgage-backed  notes address the likelihood of receipt by the  holders  thereof of all  collections  on the  underlying  mortgage  assets to which the holders are entitled.  These ratings address the structural,  legal and issuer-related  aspects associated with the certificates  and notes,  the nature of the underlying  mortgage assets and the credit quality of the guarantor,  if any. Ratings on mortgage  pass-through  certificates and  mortgage-backed  notes do not represent any  assessment  of the  likelihood  of principal  prepayments  by borrowers or of the degree by which the prepayments might differ from those originally anticipated.  As a result,  securityholders might suffer a lower than  anticipated  yield,  and, in addition,  holders of stripped  interest  securities  in extreme cases might fail to recoup their initial investments.

         A security rating is not a  recommendation  to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

                                          AVAILABLE INFORMATION

         The  depositor  is  subject  to  the  informational  requirements  of  the  Exchange  Act  and in accordance  therewith  files  reports  and  other  information  with the  Commission.  Reports  and  other information  filed by the depositor can be inspected and copied at the Public  Reference  Room  maintained by the Commission at 100 F Street NE,  Washington,  DC 20549, and its Regional Offices located as follows:
Chicago  Regional  Office,  500 West  Madison,  14th Floor,  Chicago,  Illinois  60661;  New York Regional
Office,  233  Broadway,  New York,  New York 10279.  Copies of the material can also be obtained  from the
Public Reference  Section of the Commission,  100 F Street NE,  Washington,  DC 20549, at prescribed rates and electronically  through the Commission's  Electronic Data Gathering,  Analysis and Retrieval system at the Commission's  Website  (http://www.sec.gov).  Information  about the operation of the Public Reference
Room may be obtained by calling the Securities  and Exchange  Commission at (800)  SEC-0330.  Exchange Act
reports as to any series filed with the  Commission  will be filed under the issuing  entity's  name.  The depositor does not intend to send any financial reports to security holders.

         The issuing  entity's annual reports on Form 10-K (including  reports of assessment of compliance with  the AB  Servicing  Criteria,  attestation  reports,  and  statements  of  compliance,  discussed  in
"Servicing  of  Mortgage  Loans—Evidence  as to  Compliance"  in the  related  prospectus  supplement  and
"Description  of the Securities — Reports to  Securityholders"  in this  prospectus,  required to be filed under  Regulation  AB),  periodic  distribution  reports  on Form  10-D,  current  reports on Form 8-K and amendments to those reports,  together with such other reports to security  holders or  information  about the  securities  as shall have been  filed  with the  Commission  will be posted on the  trustee's  or the securities  administrator's  internet web site, as applicable,  as soon as reasonably practicable after it has been  electronically  filed with, or furnished to, the Commission.  The address of the website will be provided in the related Prospectus Supplement.

         This prospectus does not contain all of the information set forth in the  registration  statement
(of which this  prospectus  forms a part) and  exhibits  thereto  which the  depositor  has filed with the
Commission under the Securities Act and to which reference is hereby made.

                                        REPORTS TO SECURITYHOLDERS

         The master servicer or another  designated person will be required to provide periodic  unaudited reports  concerning  each issuing  entity to all registered  holders of offered  securities of the related series with respect to each issuing  entity as are  required  under the Exchange Act and the  Commission's related rules and regulations, and under the terms of the applicable agreements.

         As to each  issuing  entity,  so long as it is required to file reports  under the Exchange  Act, those reports will be made available as described above under "Available Information".

         As to each  issuing  entity that is no longer  required to file reports  under the Exchange  Act, periodic  distribution  reports will be posted on the website of the sponsor,  depositor,  master servicer or securities  administrator,  as applicable,  referenced above under  "Available  Information" as soon as practicable.  Annual  reports of  assessment  of compliance  with the AB Servicing  Criteria,  attestation reports,  and statements of compliance  will be provided to registered  holders of the related  securities upon request free of charge.  See "Servicing of Mortgage  Loans—Evidence  as to Compliance" in the related prospectus  supplement  and  "Description  of  the  Securities  —  Reports  to  Securityholders"  in  this prospectus.

                                INCORPORATION OF INFORMATION BY REFERENCE

         There  are  incorporated  into  this  prospectus  and in the  related  prospectus  supplement  by reference  all  documents,  including  but not limited to the  financial  statements  and reports filed or caused to be filed or  incorporated  by  reference  by the  depositor  with  respect to an issuing  entity pursuant to the  requirements  of Sections 13(a) or 15(d) of the Exchange Act, prior to the termination of the offering of the offered securities of the related series;  provided,  however, this prospectus and any related  prospectus  supplement do not incorporate by reference any of the issuing entity's annual reports filed on Form 10-K with respect to an issuing entity.

         The  depositor  will provide or cause to be provided  without  charge to each person to whom this prospectus  is delivered  in  connection  with the offering of one or more classes of offered  securities, upon  written  or oral  request  of the  person,  a copy of any or all the  reports  incorporated  in this prospectus by reference,  in each case to the extent the reports  relate to one or more of such classes of the offered  securities,  other than the exhibits to the documents,  unless the exhibits are  specifically incorporated  by reference in the documents.  Requests  should be directed in writing to Structured  Asset
Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179,  Attention:  Secretary,  or by
telephone at (212)  272-2000.  The depositor has  determined  that its  financial  statements  will not be material to the offering of any offered securities.

                                                 GLOSSARY

         Accrual  Security — A security  with  respect to which some or all of its accrued  interest  will not be  distributed  as  interest  but  rather  an  amount  equal  to that  interest  will be added to the principal  balance thereof on each  distribution  date for the period described in the related  prospectus supplement.

         Affiliated Seller — Banks,  savings and loan  associations,  mortgage bankers,  mortgage brokers, investment  banking firms, and other mortgage loan  originators or sellers  affiliated with the depositor, which may include EMC.

         Agreement — An owner trust  agreement,  servicing  agreement,  indenture or pooling and servicing agreement.

         ARM Loan — A mortgage loan with an adjustable interest rate.

         Assumption Fee — The fee paid to the mortgagee  upon the assumption of the primary  liability for payment of the mortgage.

         Bankruptcy  Amount — The  amount  of  Bankruptcy  Losses  that  may be  allocated  to the  credit enhancement of the related series.

         Bankruptcy Code — Title 11 of the United States Code, as amended from time to time.

         Bankruptcy  Loss — A  Realized  Loss  attributable  to  certain  actions  which may be taken by a bankruptcy  court in connection with a mortgage loan,  including a reduction by a bankruptcy  court of the principal balance of or the mortgage rate on a mortgage loan or an extension of its maturity.

         Beneficial Owner — A person acquiring an interest in any DTC Registered Security.

         Benefit  Plan  Investors  — Plans  subject to Part 4 of Title I of ERISA or  Section  4975 of the
Code and any entity whose  underlying  assets include Plan Assets by reason of any such Plan's  investment in the entity.

         Buydown  Account — With respect to a buydown  mortgage  loan,  the  custodial  account  where the
Buydown Funds are placed.  A Buydown Account shall be an Eligible Account.

         Buydown Funds — With respect a buydown  mortgage  loan,  the amount  contributed by the seller of the mortgaged property or another source and placed in the Buydown Account.

         Buydown  Period — The period  during which funds on a buydown  mortgage loan are made up for from the Buydown Account.

         Call Class — A class of  securities  which  entitles the holder  thereof to direct the trustee to redeem a Callable class of securities.

         Callable Class — A class of securities of a series which is  redeemable,  directly or indirectly, at the  direction  of the  holder of the  related  Call  Class,  as  provided  in the  related  prospectus supplement.  A Callable Class may have a "lock-out  period" during which such securities  cannot be called and  generally  will be called  only if the  market  value of the  assets in the  issuing  entity for such
Callable Class exceeds the outstanding principal balance of such assets.

         CERCLA — The federal  Comprehensive  Environmental  Response,  Compensation  and Liability Act of
1980, as amended.

         Class  Factor — For any  exchangeable  security  and any month,  will be a truncated  seven digit decimal  which,  which when  multiplied  by the original  principal  amount of that class,  will equal its remaining  principal  amount,  after giving effect to any payment of (or addition to) principal to be made on the distribution date in the following month.

         Clearstream — Clearstream Banking, société anonyme, formerly known as Cedelbank SA.

         Closing Date — With respect to any series of  securities,  the date on which the  securities  are issued.

         Code — The Internal Revenue Code of 1986.

         Commission — The Securities and Exchange Commission.

         Committee Report — The Conference Committee Report accompanying the Tax Reform Act of 1986.

         Conservation Act — The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996.

         Contract — Manufactured  housing  conditional  sales  contracts and  installment  loan agreements each secured by a Manufactured Home.

         Contributions  Tax — With  respect to  specific  contributions  to a REMIC made after the Closing
Date, a tax on the REMIC equal to 100% of the value of the contributed property.

         Cooperative  — With  respect  to a  cooperative  mortgage  loan,  the  corporation  that owns the related apartment building.

         Crime Control Act — The Comprehensive Crime Control Act of 1984.

         Defaulted  Mortgage Loss — A Realized Loss other than a Special Hazard Loss,  Extraordinary  Loss or other losses resulting from damage to a mortgaged property, Bankruptcy Loss or Fraud Loss.

         Deferred  Interest — If an  adjustment  to the  mortgage  rate on a mortgage  loan has caused the amount of accrued  interest on the mortgage loan in any month to exceed the scheduled  monthly  payment on the mortgage loan, the resulting amount of interest that has accrued but is not then payable;

         Deleted Mortgage Loan — A mortgage loan which has been removed from the related issuing entity.

         Designated  Seller  Transaction — A series of  securities  where the related  mortgage  loans are provided either  directly or indirectly to the depositor by one or more Sellers  identified in the related prospectus supplement.

         Determination  Date — The close of business on the date on which the amount of each  distribution to securityholders will be determined, which shall be stated in each prospectus supplement.

         Distribution  Account — One or more  separate  accounts  for the  collection  of  payments on the related mortgage loans and/or mortgage  securities  constituting the related issuing entity,  which may be a Master Servicer Collection Account.  All Distribution Accounts shall be Eligible Accounts.

         DIDMC — The Depository Institutions Deregulation and Monetary Control Act of 1980.

         DOL — The U.S. Department of Labor.

         DOL Regulations — Regulations by the DOL promulgated at 29 C.F.R. § 2510.3-101.

         DTC — The Depository Trust Company.

         DTC Registered  Security — Any security  initially  issued  through the book-entry  facilities of the DTC.

         Eligible Account - Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt  obligations  of which (or, in the case of a  depository  institution  or trust  company  that is the principal  subsidiary of a holding  company,  the debt  obligations  of such holding  company,  so long as
Moody's is not a Rating  Agency) are rated by each Rating  Agency in one of its two highest  long-term and its  highest  short-term  rating  categories,  respectively,  at the time any  amounts are held on deposit therein; provided, that following a downgrade,  withdrawal, or suspension of such institution's rating set forth above,  each account shall promptly (and in any case within not more than 30 calendar days) be moved to one or more segregated trust accounts in the trust department of such institution,  or to an account at another  institution  that  complies  with the above  requirements,  or (ii) a trust  account or  accounts maintained with the corporate trust department of a federal or state chartered  depository  institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or
(iii) any other account acceptable to the Rating Agencies, as evidenced in writing.  Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the trustee. The ratings in clause (i) may be amended,  without the consent of the  Securityholders,  provided that a letter is obtained  from each rating  agency  stating that such  amendment  would not result in the downgrading or withdrawal of the respective ratings then assigned to the related Securities.

         Equity  Certificates  — With  respect to any series of notes,  the  certificate  or  certificates representing a beneficial ownership interest in the related issuing entity.

         ERISA — The Employee Retirement Income Security Act of 1974, as amended.

         ERISA Plans — Employee pension and welfare benefit plans subject to ERISA.

         ES  Class  — A  class  of  exchangeable  securities,  as  described  under  "Description  of  the
Certificates — Exchangeable Securities."

         Exemption  —  An  individual  prohibited   transactions   exemption  issued  by  the  DOL  to  an
underwriter,  as amended by Prohibited  Transaction  Exemption ("PTE") 97-34, 62 Fed. Reg. 39021 (July 21,
1997), PTE 2000-58,  65 Fed. Reg. 67765 (November 13, 2000),  and PTE 2002-41,  67 Fed. Reg. 54487 (August
22, 2002) or any amendment thereto.

         Exemption  Rating  Agency — Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc.,
Moody's  Investors  Service,  Inc., or Fitch,  Inc. or any other "Rating Agency" within the meaning of the
Exemption.

         Exchange Act — The Securities Exchange Act of 1934, as amended.

         Extraordinary  Loss  —  Any  Realized  Loss  occasioned  by  war,  civil  insurrection,   certain
governmental actions, nuclear reaction and certain other risks.

         Fraud Loss — A Realized  Loss  incurred on a defaulted  mortgage loan as to which there was fraud in the origination of the mortgage loan.

         Fraud Loss Amount — The amount of Fraud Losses that may be  allocated  to the credit  enhancement of the related series.

         FTC Rule — The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission.

         Garn-St Germain Act — The Garn-St Germain Depository Institutions Act of 1982.

         Ginnie Mae — The Government National Mortgage Association.

         Global  Securities — The  certificated  securities  registered in the name of DTC, its nominee or another  depository  representing  interests in the class or classes  specified in the related  prospectus supplement which are held in book-entry form.

         Grantor Trust Certificate — A certificate representing an interest in a Grantor Trust Fund.

         Grantor Trust  Fractional  Interest  Certificate — A Grantor Trust  Certificate  representing  an undivided  equitable  ownership  interest in the principal of the mortgage loans  constituting the related
Grantor Trust Fund, together with interest on the Grantor Trust Certificates at a pass-through rate.

         Grantor Trust Strip  Certificate — A  certificate  representing  ownership of all or a portion of the difference  between  interest paid on the mortgage loans  constituting  the related Grantor Trust Fund
(net of normal  administration  fees and any retained  interest of the depositor) and interest paid to the holders of Grantor Trust Fractional  Interest  Certificates issued with respect to the Grantor Trust Fund.
A Grantor Trust Strip Certificate may also evidence a nominal  ownership  interest in the principal of the mortgage loans constituting the related Grantor Trust Fund.

         Grantor  Trust  Fund — A trust  fund as to  which  no  REMIC  election  will  be made  and  which qualifies as a "grantor trust" within the meaning of Subpart E, part I of subchapter J of the Code.

         HELOC — A home equity revolving lines of credit.

         High Cost  Loans — Mortgage  loans  subject  to the  Homeownership  Act,  which  amended  TILA to provide new  requirements  applicable  to loans that exceed  certain  interest rate and/or points and fees thresholds.

         High LTV Loans — Mortgage  loans with  Loan-to-Value  Ratios in excess of 80% and as high as 150%
and which are not be insured by a Primary Insurance Policy.

         Homeownership Act — The Home Ownership and Equity Protection Act of 1994.

         Housing Act — The National Housing Act of 1934, as amended.

         Index — With  respect  to an ARM  Loan,  the  related  index  will be  specified  in the  related prospectus  supplement,  will be of a type that are customarily  used in the debt and fixed income markets to measure  the cost of borrowed  funds,  and may include  one of the  following  indexes:  (1) the weekly average  yield on U.S.  Treasury  securities  adjusted to a constant  maturity of either six months or one year, (2) the weekly  auction  average  investment  yield of U.S.  Treasury  bills of six months,  (3) the daily Bank Prime Loan rate made available by the Federal  Reserve  Board,  (4) the cost of funds of member institutions  for the Federal Home Loan Bank of San  Francisco,  (5) the interbank  offered rates for U.S.
dollar deposits in the London market,  each calculated as of a date prior to each scheduled  interest rate adjustment  date which will be  specified  in the  related  prospectus  supplement  or (6) any other index described in the related prospectus supplement.

         Insurance Proceeds — Proceeds received under any hazard,  title,  primary mortgage,  FHA or other insurance  policy that provides  coverage with respect to a particular  mortgaged  property or the related mortgage loan (other than proceeds  applied to the  restoration of the property or released to the related borrower in accordance with the customary  servicing  practices of the master servicer (or, if applicable, a special servicer) and/or the terms and conditions of the related mortgage.

         Intermediary  — An  institution  that  is not a  participant  in the DTC but  clears  through  or maintains a custodial relationship with a participant.

         IRS — The Internal Revenue Service.

         Issue  Premium — The excess of the issue  price of a REMIC  Regular  Certificate  over its stated
redemption price.

         Issuing  Entity — With  respect  to a series  of notes,  the  Delaware  statutory  trust or other trust, created pursuant to the owner trust agreement, that issues the notes.

         Liquidation  Proceeds — (1) All amounts,  other than Insurance  Proceeds received and retained in connection with the liquidation of defaulted  mortgage loans or property  acquired in respect thereof,  by foreclosure  or otherwise,  together with the net operating  income (less  reasonable  reserves for future expenses)  derived from the operation of any mortgaged  properties  acquired by the issuing entity through foreclosure  or otherwise and (2) all proceeds of any mortgage loan or mortgage  security  purchased  (or, in the case of a substitution,  amounts representing a principal  adjustment) by the master servicer,  the depositor,  a Seller or any other  person  pursuant  to the terms of the  related  pooling  and  servicing agreement or  servicing  agreement as described  under "The  Mortgage  Pools—Representations  by Sellers,"
"Servicing of Mortgage  Loans—Realization  Upon and Sale of Defaulted  Mortgage  Loans,"  "—Assignment  of
Trust Fund Assets" above and "The Agreements—Termination."

         Loan-to-Value  Ratio  — With  respect  to any  mortgage  loan  at any  given  time  is the  ratio
(expressed  as a  percentage)  of the then  outstanding  principal  balance of the mortgage  loan plus the principal balance of any senior mortgage loan to the Value of the related mortgaged property.

         Manufactured  Home —  Manufactured  homes within the meaning of 42 United  States  Code,  Section
5402(6),  which defines a  "manufactured  home" as "a structure,  transportable  in one or more  sections, which in the  traveling  mode,  is eight  body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred  twenty or more square feet,  and which is built on a permanent chassis and designed to be used as a dwelling  with or without a permanent  foundation  when  connected to the required  utilities,  and includes the plumbing,  heating,  air conditioning,  and electrical  systems contained  therein;  except that the term shall include any structure which meets all the  requirements of this paragraph except the size  requirements and with respect to which the manufacturer  voluntarily files a  certification  required  by the  Secretary  of Housing  and Urban  Development  and  complies  with the standards established under this chapter."

         Master  Servicer  Collection  Account — One or more  separate  accounts  established  by a master servicer,  into which each of the related  servicers are required to remit  collections of payments on the related mortgage loans included in the related issuing entity.  All  Master  Servicer  Collection Accounts shall be Eligible Accounts.

         MBA Method - The method of  calculating  delinquencies  in  accordance  with the  methodology  used by the
Mortgage  Bankers  Association,  as described in "The Mortgage Pools - Methods of Delinquency  Calculation" in this prospectus.

         Net Mortgage  Rate — With  respect to a mortgage  loan,  the  mortgage  rate net of the per annum rate or rates  applicable  to the  calculation  of  servicing  and  administrative  fees and any  retained interest of the depositor.

         Nonrecoverable  Advance — An advance which,  in the good faith judgment of the master servicer or a servicer,  as  applicable,  will not be  recoverable  from  recoveries  on the related  mortgage loan or another specifically identified source.

         Note  Margin — With  respect  to an ARM Loan,  the  fixed  percentage  set  forth in the  related mortgage note, which when added to the related Index, provides the mortgage rate for the ARM Loan.

         OID  Regulations — The rules  governing  original  issue  discount that are set forth in Sections
1271-1273 and 1275 of the Code and in the related Treasury regulations.

         OTS — The Office of Thrift Supervision.

         OTS Method - The method of calculating  delinquencies  in accordance with the methodology  used by lenders regulated  by the Office of Thrift  Supervision,  as  described  in "The  Mortgage  Pools - Methods of  Delinquency
Calculation" in this prospectus.

         Parity Act — The Alternative Mortgage Transaction Parity Act of 1982.

         Parties in Interest — With respect to a Plan,  persons who have  specified  relationships  to the
Plans,  either  "Parties in Interest"  within the meaning of ERISA or  "Disqualified  Persons"  within the meaning of Section 4975 of the Code.

         Percentage  Interest — With respect to a security of a particular class, the percentage  obtained by dividing the initial  principal  balance or notional  amount of the security by the  aggregate  initial amount or notional balance of all the securities of the class.

         Permitted   Investments  —  United  States  government  securities  and  other  investment  grade obligations  specified in the related pooling and servicing  agreement or the related servicing  agreement and indenture.

         Piggyback  Loan — A second lien  mortgage  loan  originated  by the same  originator  to the same borrower at the same time as the first lien mortgage loan, each secured by the same mortgaged property.

         Plan Assets — "Plan  assets" of a Plan,  within the meaning of the DOL  Regulations,  as modified by Section 3(42) of ERISA.

         Plans — ERISA Plans and Tax Favored Plans.

         Prepayment  Assumption  —  With  respect  to a  REMIC  Regular  Certificate  or a  Grantor  Trust
Certificate, the prepayment assumption used in pricing the initial offering of that security.

         Prepayment  Interest  Shortfall — With respect to any mortgage  loan with a prepayment in part or in full the excess,  if any, of interest  accrued and otherwise  payable on the related mortgage loan over the interest charged to the borrower (net of servicing and  administrative  fees and any retained interest of the depositor).

         Primary  Insurance  Covered Loss — With respect to a mortgage loan covered by a Primary Insurance
Policy,  the amount of the related loss  covered  pursuant to the terms of the Primary  Insurance  Policy, which will generally  consist of the unpaid  principal  amount of the mortgage loan and accrued and unpaid interest on the mortgage loan and  reimbursement  of specific  expenses,  less (1) rents or other payments collected or received by the insured (other than the proceeds of hazard  insurance)  that are derived from the  related  mortgaged  property,  (2) hazard  insurance  proceeds  in excess of the amount  required  to restore the related  mortgaged  property  and which have not been  applied to the payment of the  mortgage loan, (3) amounts  expended but not approved by the primary  insurer,  (4) claim payments  previously made on the mortgage loan and (5) unpaid premiums and other specific amounts.

         Primary Insurance Policy — A primary mortgage guaranty insurance policy.

         Primary Insurer — An issuer of a Primary Insurance Policy.

         Protected  Account — One or more separate  accounts  established  by each servicer  servicing the mortgage  loans,  for the  collection of payments on the related  mortgage  loans  included in the related issuing entity.  All Protected Accounts shall be Eligible Accounts.

         PTCE — Prohibited Transaction Class Exemption.

         Qualified  Substitute  Mortgage Loan — A mortgage loan  substituted for a Deleted  Mortgage Loan, meeting  the  requirements  described  under "The  Mortgage  Pools—  Representations  by  Sellers" in this prospectus.

         Rating Agency — A "nationally  recognized  statistical rating organization" within the meaning of
Section 3(a)(41) of the Exchange Act.

         Realized Loss — Any loss on a mortgage loan  attributable to the mortgagor's  failure to make any payment of principal or interest as required under the mortgage note.

         Record Date — The close of business on the last  business  day of the month  preceding  the month in which the applicable distribution date occurs.

         Relief Act — The Servicemembers Civil Relief Act..

         REMIC — A real estate  mortgage  investment  conduit as defined in Sections  860A through 860G of the Code.

         REMIC  Administrator  —  The  trustee,  the  master  servicer  or  another  specified  party  who administers the related REMIC.

         REMIC Certificates — Certificates  evidencing  interests in an issuing entity as to which a REMIC election has been made.

         REMIC Provisions — Sections 860A through 860G of the Code.

         REMIC  Regular  Certificate  — A REMIC  Certificate  designated  as a "regular  interest"  in the related REMIC.

         REMIC Regular Certificateholder — A holder of a REMIC Regular Certificate.

         REMIC  Residual  Certificate — A REMIC  Certificate  designated  as a "residual  interest" in the related REMIC.

         REMIC Residual Certificateholder — A holder of a REMIC Residual Certificate.

         REMIC Regulations — The REMIC Provisions and the related Treasury regulations.

         REO  Mortgage  Loan — A mortgage  loan where title to the  related  mortgaged  property  has been obtained by the trustee or to its nominee on behalf of securityholders of the related series.

         RICO — The Racketeer Influenced and Corrupt Organizations statute.

         Securities Act — The Securities Act of 1933, as amended.

         Seller — The seller of the mortgage  loans or mortgage  securities  included in an issuing entity to the  depositor  with  respect  a  series  of  securities,  who  shall  be an  Affiliated  Seller  or an
Unaffiliated Seller.

         Single Family Property — An attached or detached  one-family  dwelling unit,  two-to  four-family dwelling unit,  condominium,  townhouse,  row house,  individual  unit in a planned-unit  development  and other individual dwelling units.

         SMMEA — The Secondary Mortgage Market Enhancement Act of 1984.

         Special  Hazard Amount — The amount of Special  Hazard Losses that may be allocated to the credit enhancement of the related series.

         Special  Hazard Loss — (1) losses due to direct  physical  damage to a mortgaged  property  other than any loss of a type covered by a hazard insurance policy or a flood insurance  policy,  if applicable, and (2) losses  from  partial  damage  caused by reason of the  application  of the  co-insurance  clauses contained in hazard insurance policies.

         Strip  Security  — A  security  which  will be  entitled  to (1)  principal  distributions,  with
disproportionate,   nominal  or  no  interest   distributions   or  (2)   interest   distributions,   with
disproportionate, nominal or no principal distributions.

         Tax Favored Plans — Plans that meet the  definition of "plan" in Section  4975(e)(1) of the Code, including  tax-qualified  retirement  plans  described  in  Section  401(a)  of the  Code  and  individual retirement accounts and annuities described in Section 408 of the Code.

         TILA — The Federal Truth-in-Lending Act.

         Title V — Title V of the Depository  Institutions  Deregulation and Monetary Control Act of 1980,
enacted in March 1980.

         Title VIII — Title VIII of the Garn-St Germain Act.

         Unaffiliated  Sellers  —  Banks,  savings  and  loan  associations,  mortgage  bankers,  mortgage brokers,  investment  banking firms,  the Resolution Trust  Corporation,  the FDIC and other mortgage loan originators or sellers not affiliated with the depositor.

         United States Person — A citizen or resident of the United  States,  a corporation or partnership
(including an entity treated as a corporation or partnership  for federal income tax purposes)  created or organized  in, or under the laws of, the United  States or any state  thereof or the  District of Columbia
(except,  in the case of a partnership,  to the extent provided in  regulations),or an estate whose income is subject to United States  federal  income tax  regardless  of its source,  or a trust if a court within the United States is able to exercise  primary  supervision over the  administration  of the trust and one or more United States  persons have the authority to control all  substantial  decisions of the trust.  To the extent  prescribed in regulations by the Secretary of the Treasury,  which have not yet been issued, a trust  which was in  existence  on August 20,  1996  (other  than a trust  treated as owned by the grantor under  subpart E of part I of  subchapter  J of chapter 1 of the Code),  and which was treated as a United
States  person  on  August  20,  1996 may  elect to  continue  to be  treated  as a United  States  person notwithstanding the previous sentence.

         Value — With respect to a mortgaged  property securing a single family,  multifamily,  commercial or  mixed-use  loan,  the  lesser of (x) the  appraised  value  determined  in an  appraisal  obtained  at origination  of the mortgage  loan,  if any,  or, if the related  mortgaged  property  has been  appraised subsequent to origination,  the value  determined in the subsequent  appraisal and (y) the sales price for the related mortgaged  property (except in circumstances in which there has been a subsequent  appraisal).
However,  in the case of  refinanced,  modified or converted  single  family,  multifamily,  commercial or mixed-use  loans,  the "Value" of the related  mortgaged  property  will be equal to the lesser of (x) the appraised value of the related mortgaged  property  determined at origination or in an appraisal,  if any, obtained at the time of  refinancing,  modification  or conversion  and (y) the sales price of the related mortgaged  property or, if the mortgage  loan is not a rate and term  refinance  mortgage  loan and if the mortgaged  property was owned for a relatively short period of time prior to refinancing,  modification or conversion,  the sum of the sales  price of the  related  mortgaged  property  plus the added value of any improvements.  With respect to a new Manufactured  Home, the "Value" is no greater than the sum of a fixed percentage of the list price of the unit actually billed by the  manufacturer to the dealer  (exclusive of freight to the dealer site),  including  "accessories"  identified in the invoice, plus the actual cost of any accessories  purchased from the dealer, a delivery and set-up allowance,  depending on the size of the unit, and the cost of state and local taxes,  filing fees and up to three years prepaid  hazard  insurance premiums.  With  respect to a used  Manufactured  Home,  the "Value" is the least of the sale  price,  the appraised  value,  and the National  Automobile  Dealer's  Association  book value plus prepaid  taxes and hazard  insurance  premiums.  The  appraised  value  of a  Manufactured  Home is  based  upon  the age and condition  of the  manufactured  housing  unit and the  quality and  condition  of the mobile home park in which it is situated,  if applicable.  An appraisal for purposes of  determining  the Value of a mortgaged property may include an automated valuation.

                                           $1,598,240,000 (Approximate)

                                   Structured Asset Mortgage Investments II Inc.

                                                     Depositor

                                            Bear Stearns ALT-A Trust II

                                        Mortgage Pass-Through Certificates,

                                                   Series 2007-1

                                               Prospectus Supplement

                                             Bear, Stearns & Co. Inc.

                                                    Underwriter

         You should  rely only on the  information  contained  or  incorporated  by  reference  in this  prospectus supplement  and the  accompanying  prospectus.  We have  not  authorized  anyone  to  provide  you  with  different information.

         We are not offering the offered certificates in any state where offer is not permitted.

         Dealers will be required to deliver a prospectus  supplement  and prospectus  when acting as  underwriters of the  certificates  offered  by this  prospectus  supplement  and with  respect  to their  unsold  allotments  or subscriptions.  In addition,  all dealers selling the offered  certificates,  whether or not  participating in this offering,  may be required to deliver a prospectus  supplement  and  prospectus  for 90 days after the date of this prospectus  supplement,  such delivery  obligation  generally may be satisfied through the filing of the prospectus supplement and prospectus with the Securities and Exchange Commission.